                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number 811-03290

Name of Fund:  FAM Variable Series Funds, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
        Officer, FAM Variable Series Funds, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 12/31/05

Date of reporting period: 01/01/05 - 06/30/05

Item 1 - Report to Stockholders

--------------------------------------------------------------------------------

       FAM VARIABLE
       ---------------------------------------------------------------
       SERIES FUNDS, INC.
       -------------------------------------------------------------------------

                                                                                                    PAGE
                                                                                                    ----
                                                   Mercury American Balanced V.I. Fund............    2
                                                   Mercury Basic Value V.I. Fund..................   30
                                                   Mercury Core Bond V.I. Fund....................   47
                                                   Mercury Domestic Money Market V.I. Fund........   76
                                                   Mercury Fundamental Growth V.I. Fund...........   91
                                                   Mercury Global Allocation V.I. Fund............  109
                                                   Mercury Global Growth V.I. Fund................  146
                                                   Mercury Government Bond V.I. Fund..............  167
                                                   Mercury High Current Income V.I. Fund..........  187
                                                   Mercury Index 500 V.I. Fund....................  210
                                                   Mercury International Value V.I................  236
                                                   Mercury Large Cap Core V.I. Fund...............  255
                                                   Mercury Large Cap Growth V.I. Fund.............  273
                                                   Mercury Large Cap Value V.I. Fund..............  291
                                                   Mercury Utilities and Telecommunications V.I.
                                                     Fund.........................................  309
                                                   Mercury Value Opportunities V.I. Fund..........  328

                                                              Semi-Annual Report
                                                                   June 30, 2005

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
A Letter From the President
--------------------------------------------------------------------------------

DEAR SHAREHOLDER

  The financial markets continued to face a number of crosscurrents over the past several months, resulting in a fairly range-bound investing environment. On June 30, 2005, the Federal Reserve Board (the Fed) increased the federal funds rate for the ninth consecutive time since June 2004, bringing the target short-term interest rate to 3.25%. During the same week, first quarter 2005 U.S. gross domestic product growth was revised upward to 3.8%--behind the 4.4% annualized growth rate recorded for all of 2004 but ahead of many economists' expectations. Signs of a slowing economy, coupled with easing inflationary fears, have prompted some observers to believe that the Fed may soon end its monetary tightening campaign.

  After ending 2004 in a strong rally, U.S. equity markets have struggled to record meaningful gains in 2005. Continued high oil prices and Fed interest rate hikes have exerted downward pressure on stocks. Offsetting this somewhat have been surprisingly strong corporate earnings and lower long-term bond yields. Outside U.S. borders, results have been mixed. Several European markets have been performing well despite ongoing economic problems. In Asia, many markets have benefited from higher economic growth rates and relatively attractive valuations, although Japanese stocks have struggled as a result of slowing exports and high oil prices.

  In the fixed income markets, the yield curve flattening "conundrum" continued. As short-term bond yields increased in concert with Fed interest rate hikes, yields on longer-term bonds declined (as their prices, which move opposite yields, increased). Over the past year, the two-year Treasury yield rose 96 basis points (.96%) while the 10-year Treasury yield declined 68 basis points. At period-end, the two-year Treasury yield stood at 3.66% and the 10-year Treasury yield at 3.94%, a spread of just 28 basis points.

  Amid these conditions, the major market benchmarks posted six-month and 12-month returns as follows:

TOTAL RETURNS AS OF JUNE 30, 2005

--------------------------------------------------------
                                      6-month   12-month
--------------------------------------------------------
U.S. equities (Standard & Poor's 500
  Index)............................   -0.81%    + 6.32%
Small-cap U.S. equities (Russell
  2000 Index).......................   -1.25%    + 9.45%
International equities (MSCI Europe
  Australasia Far East Index).......   -1.17%    +13.65%
Fixed income (Lehman Brothers
  Aggregate Bond Index).............   +2.51%    + 6.80%
Tax-exempt fixed income (Lehman
  Brothers Municipal Bond Index)....   +2.89%    + 8.24%
High yield bonds (Credit Suisse
  First Boston High Yield Index)....   +0.77%    +10.10%
--------------------------------------------------------

  Entering the second half of 2005, we expect more of the same type of "muddle through" environment that has befallen financial markets in the first half of the year. Nevertheless, opportunities do exist and we encourage you to work with your financial advisor to diversify your portfolio among a variety of asset types. This can help to diffuse risk while also tapping into the potential benefits of a broader range of investment alternatives.

  Finally, we are proud to premier a new look for your FAM Variable Series Funds, Inc. shareholder report. Our portfolio manager commentaries have been organized in an easy-to-read question-and-answer format, allowing you to get the information you need at a glance, and in plain language. Today's markets are confusing enough. We want to help you to put it all in perspective.

  As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

Sincerely,

/s/ Robert C. Doll, Jr.
Robert C. Doll, Jr.
President and Director

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
A Discussion With Your Fund's Portfolio Managers
--------------------------------------------------------------------------------

  In a fairly volatile investing environment, we continued to take advantage of the Fund's flexibility to uncover opportunities in the equity and bond markets.

HOW DID THE FUND PERFORM DURING THE PERIOD IN LIGHT OF THE EXISTING MARKET CONDITIONS?

  For the six-month period ended June 30, 2005, Mercury American Balanced V.I. Fund's Class I Shares returned -0.40%. For the same period, the benchmark Standard & Poor's 500 (S&P 500) Index returned -0.81%, the benchmark Lehman Brothers Aggregate Bond Index returned +2.51%, and the Lipper Balanced Funds had an average return of +0.30%. (Funds in this Lipper category seek to conserve principal by maintaining a balanced portfolio of stocks and bonds.)

  U.S. equity markets provided negative returns for the first half of 2005 as a recovery in May and June could not overcome weakness in the first four months of the period. Investors were confronted with numerous headwinds through the first few months of 2005 as rising short-term interest rates, sharply higher energy prices, a decelerating economy and concerns over slowing corporate profit growth combined to depress securities prices. After this poor start, the markets posted solid gains in the latter months of the period as investors' belief that the Federal Reserve Board (the Fed) was nearing an end to its monetary policy tightening initiatives combined with attractive valuations to drive stock prices higher. This continued the pattern of monthly volatility that has persisted for much of the past year. Technology stocks were particularly weak, with the NASDAQ 100 Index falling nearly 8% for the period. Conversely, the fixed income market continued to deliver positive returns. Ample global liquidity, benign inflation and expectations for moderating economic growth drove bond yields lower.

  The Fund's asset allocation had a negative effect on relative performance for the period, as did the below-benchmark performance of each asset class. Within the equity portfolio, our overweight position and poor stock selection in the materials sector was the primary factor in the Fund's underperformance, led by double-digit declines in the share prices of International Paper Co. and United States Steel Corp. Our underweight position in the utility sector also was a detractor, as this was the second-best performing market sector for the first half of 2005. Finally, poor stock selection in consumer staples also hindered relative performance. Most notable were lagging returns from Anheuser-Busch Cos., Inc. and Sara Lee Corp. and the absence of a position in Altria Group, Inc.

  These areas of weakness more than offset relative strength in the energy sector, where our overweight position and good stock selection contributed favorably to relative performance. Energy was the market's strongest sector for the period and the Fund's holdings in EnCana Corp., Murphy Oil Corp. and Devon Energy Corp. each posted returns of more than 30%. Fund performance also benefited from good stock selection in health care, led by strong gains in HCA, Inc., an owner and operator of hospitals, and AmerisourceBergen Corp., a large pharmaceutical distributor. Both an underweight position and good stock selection in the consumer discretionary sector, most notably a substantial gain in Office Depot, Inc. and the absence of positions in the weak-performing eBay Inc. and Time Warner, Inc., also enhanced performance versus the benchmark.

  We structured the fixed income portion of the portfolio in anticipation of a further flattening yield curve. We expected overall interest rates to rise with a more pronounced increase in shorter-dated maturities. Contrary to these expectations, however, long-term interest rates actually declined, muting the overall effect of our yield curve positioning.

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

  We continued to adjust our holdings during the period in response to ongoing market volatility. Within the equity portfolio, we continued to reposition our information technology holdings, raising our overall weighting while increasing our emphasis on high-quality companies within the sector. Technology spending growth is accelerating, and many of the better-positioned companies in this sector appear attractively valued. We established new positions in Cisco Systems, Inc., Symantec Corp. and Electronic Arts, Inc., and reduced our existing holdings in Agilent Technologies, Inc., Hewlett-Packard Co. and Siebel Systems, Inc.

  Cisco is the dominant provider of enterprise networking equipment, a market we expect will deliver double-digit growth over the next few years as customers address an aging installed base, security concerns and cost reduction imperatives. Due to its global reach and brand, we believe Cisco also will benefit from opportu-

--------------------------------------------------------------------------------

nities in emerging markets. The company's financial condition is strong, with more than $20 billion in net cash, in excess of $6 billion in annual free cash flow and a 20% return on equity in 2004. Most importantly, the stock was recently selling at a valuation near its 20-year low, which we believe represents a very favorable risk/reward profile for investors.

  Symantec is a leading consumer and business software vendor whose stock price declined sharply following its announced intention to acquire Veritas Software Corp., creating what we view as a buying opportunity. We like the company's below-average valuation and above-average growth prospects. Fundamental conditions are improving and each company enjoys a leadership position in markets that are expected to sustain double-digit growth. The combined companies will have over $5 billion in net cash and authorized a $3.5 billion share repurchase program upon completion of the merger. Selling at 15 times estimated earnings with a 9% free cash flow yield, we believe the stock is very attractively valued.

  Electronic Arts is the leading video game publisher with a market share of more than 20%, facilitating superior margins and returns. The company is extremely profitable, enjoys a powerful balance sheet and substantial free cash flow. With a new hardware cycle beginning this fall as both Microsoft and Sony launch new game platforms, we anticipate robust sales and earnings growth for the company in 2006. The stock, meanwhile, had declined approximately 20% for the year to date and was selling at near-historical trough valuations, suggesting another favorable risk/reward opportunity. We added to our position in Tyco International Ltd. as its stock price weakened following a disappointing first quarter 2005 earnings report. We believe the company's ability to deliver strong organic growth and ample cash flow is unimpaired while its valuation has contracted. We reduced positions in a number of financial stocks, such as Prudential Financial, Inc. and Janus Capital Group, Inc. following their strong price gains. Finally, we eliminated Boston Scientific Corp. from the portfolio after the company disclosed market share losses in its key medical device segment, and we sold our shares in Clear Channel Communications Inc. given unrelenting pressure on radio revenue growth rates.

  Within the fixed income portfolio, we significantly reduced our exposure to both investment grade corporate and high yield bonds, while improving the average credit quality of the corporate bonds we retained. This more closely aligned the Fund's fixed income component with its benchmark and should reduce volatility. We trimmed exposure to the domestic automobile sector subsequent to earnings disappointments from several of these companies, and we added to our holdings in both mortgage-backed securities and Treasury Inflation Protected Securities. We believe our yield curve positioning will be a key determinant of performance in the fixed income portfolio. In addition, we see opportunity in 30-year U.S. Treasury issues given the flattening yield curve and pending pension reform that could enhance demand for such long-dated securities.

HOW WOULD YOU CHARACTERIZE THE FUND'S POSITION AT THE CLOSE OF THE PERIOD?

  At the end of the period, 67.0% of the Fund's net assets was invested in equities, 29.7% in fixed income securities and 3.3% in cash equivalents. This compares to 67.8% in equities, 26.1% in fixed income securities and 6.1% in cash equivalents at December 31, 2004. We continue to anticipate a more constructive environment for equities in the latter half of 2005, driven by a return to steady economic growth, stability in interest rates as the Fed nears completion of its monetary policy tightening efforts, continued solid corporate earnings growth and attractive valuations. We believe that further uncertainty and volatility is likely over the next few months, however, as these transition periods for the economy and the markets always prove challenging with heightened risk of negative surprises and a more dramatic stock market correction. We would view such developments opportunistically, however, in anticipation of positive returns ahead. We also continue to believe that profit-making opportunities in the fixed income market will be severely limited given the low level of current interest rates and the narrowness of yield spreads. We are therefore increasingly likely to reduce our fixed income exposure if long-term interest rates decline further. As always, we intend to take full advantage of the Fund's flexibility as market conditions evolve.

Kurt Schansinger
Vice President and Senior Portfolio Manager

Patrick Maldari
Fixed Income Portfolio Manager

July 13, 2005
---------------------------------------------------------

  Effective May 1, 2005, the name of the Fund was changed to Mercury American Balanced V.I. Fund of FAM Variable Series Funds, Inc. This change has no impact on the Fund's investment objective or its management team, nor does it result in a change to the Fund's symbol.
---------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/05                                           +5.69%
--------------------------------------------------------------------------
Five Years Ended 6/30/05                                         +0.15
--------------------------------------------------------------------------
Ten Years Ended 6/30/05                                          +5.85
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Aggregate Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
Inception (9/30/04) through 6/30/05                              +6.34%
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Aggregate Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
Inception (9/30/04) through 6/30/05                              +6.34%
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF JUNE 30, 2005                                           TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  -0.40%         +5.69%
-----------------------------------------------------------------------------------------
Class II Shares*                                                 -0.40             --
-----------------------------------------------------------------------------------------
Class III Shares*                                                -0.40             --
-----------------------------------------------------------------------------------------
S&P 500(R) Index**                                               -0.81          +6.32
-----------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index***                          +2.51          +6.80
-----------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Class II and Class III Shares commenced operations on 9/30/04. Returns do not show the effects of distribution fees (12(b)-1 fees) applicable to Class II and Class III Shares because these fees have not yet been charged. If such fees were included, returns shown would have been lower.
** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.
*** This unmanaged market-weighted Index is comprised of U.S. government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment grade (rated BBB or better) corporate bonds.
Past results shown should not be considered a representation of future performance.
S&P 500 is a registered trademark of the McGraw-Hill Companies.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2005 and held through June 30, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  EXPENSES PAID
                                                                 BEGINNING         ENDING       DURING THE PERIOD*
                                                               ACCOUNT VALUE    ACCOUNT VALUE   JANUARY 1, 2005 TO
                                                              JANUARY 1, 2005   JUNE 30, 2005     JUNE 30, 2005
------------------------------------------------------------------------------------------------------------------
ACTUAL
------------------------------------------------------------------------------------------------------------------
Class I                                                           $1,000          $  996.00           $3.71
------------------------------------------------------------------------------------------------------------------
Class II                                                          $1,000          $  996.00           $3.71
------------------------------------------------------------------------------------------------------------------
Class III                                                         $1,000          $  996.00           $3.71
------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
------------------------------------------------------------------------------------------------------------------
Class I                                                           $1,000          $1,021.08           $3.76
------------------------------------------------------------------------------------------------------------------
Class II                                                          $1,000          $1,021.08           $3.76
------------------------------------------------------------------------------------------------------------------
Class III                                                         $1,000          $1,021.08           $3.76
------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.75% for Class I, .75% for Class II and .75% for Class
    III), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Currently, Class II and Class III have money from an affiliated entity and are not accruing their distribution fees (12(b)-1 fees). If, during the period, the distribution fees were accrued, the actual expense ratios would have been approximately .90% and 1.00%, the actual expenses paid would have been approximately $4.45 and $4.95, and the hypothetical expenses paid would have been approximately $4.51 and $5.01 for Class II and Class III, respectively.
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Portfolio Information as of June 30, 2005                      (in U.S. dollars)
--------------------------------------------------------------------------------

                                                                 PERCENT OF
ASSET MIX                                                     TOTAL INVESTMENTS
-------------------------------------------------------------------------------
Common Stocks...............................................        64.6%
Collateralized Mortgage Obligations.........................        13.5
Corporate Bonds.............................................         9.5
U.S. Government and Agency Obligations......................         5.4
Preferred Securities........................................         0.5
Municipal Bonds.............................................         0.1
Other*......................................................         6.4
-------------------------------------------------------------------------------

* Includes portfolio holdings in short-term investments and options.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Schedule of Investments as of June 30, 2005                    (in U.S. dollars)
--------------------------------------------------------------------------------

                                     SHARES
INDUSTRY@                              HELD                          COMMON STOCKS                         VALUE
--------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--3.6%            29,000      Honeywell International, Inc. .......................  $ 1,062,270
                                      3,000      Northrop Grumman Corp. ..............................      165,750
                                     20,000      Raytheon Co. ........................................      782,400
                                     15,000      United Technologies Corp. ...........................      770,250
                                                                                                        -----------
                                                                                                          2,780,670
--------------------------------------------------------------------------------------------------------------------
BEVERAGES--1.1%                      17,500      Anheuser-Busch Cos., Inc. ...........................      800,625
--------------------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS--1.1%              27,500      Masco Corp. .........................................      873,400
--------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--2.7%                12,500      Janus Capital Group, Inc. ...........................      188,000
                                     34,000      Mellon Financial Corp. ..............................      975,460
                                     17,500      Morgan Stanley.......................................      918,225
                                                                                                        -----------
                                                                                                          2,081,685
--------------------------------------------------------------------------------------------------------------------
CHEMICALS--1.1%                      20,000      E.I. du Pont de Nemours & Co. .......................      860,200
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS--2.7%               15,000      PNC Financial Services Group, Inc. ..................      816,900
                                     20,000      Wells Fargo & Co. ...................................    1,231,600
                                                                                                        -----------
                                                                                                          2,048,500
--------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS                       47,500      Cisco Systems, Inc. (h)..............................      907,725
EQUIPMENT--2.3%
                                     49,000      CommScope, Inc. (h)..................................      853,090
                                                                                                        -----------
                                                                                                          1,760,815
--------------------------------------------------------------------------------------------------------------------
COMPUTERS &                          10,000      Hewlett-Packard Co. .................................      235,100
PERIPHERALS--1.5%
                                     12,500      International Business Machines Corp. ...............      927,500
                                                                                                        -----------
                                                                                                          1,162,600
--------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL                25,000      Citigroup, Inc. .....................................    1,155,750
SERVICES--2.4%
                                     20,000      JPMorgan Chase & Co. ................................      706,400
                                                                                                        -----------
                                                                                                          1,862,150
--------------------------------------------------------------------------------------------------------------------
DIVERSIFIED                          25,000      Verizon Communications, Inc. ........................      863,750
TELECOMMUNICATION
SERVICES--1.1%
--------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT &                6,000      Agilent Technologies, Inc. (h).......................      138,120
INSTRUMENTS--0.2%
--------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT &                   15,000      GlobalSantaFe Corp. .................................      612,000
SERVICES--1.9%
                                      4,500      Schlumberger Ltd. ...................................      341,730
                                      8,500      Weatherford International Ltd. (h)...................      492,830
                                                                                                        -----------
                                                                                                          1,446,560
--------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS--3.8%                  17,500      Cadbury Schweppes Plc................................      670,775
                                      8,500      General Mills, Inc...................................      397,715
                                      4,000      Nestle SA Registered Shares..........................    1,024,120
                                     17,500      Sara Lee Corp. ......................................      346,675
                                      7,500      Unilever NV (a)......................................      486,225
                                                                                                        -----------
                                                                                                          2,925,510
--------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT &              30,000      Baxter International, Inc. ..........................    1,113,000
SUPPLIES--1.5%
--------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS &              11,500      AmerisourceBergen Corp. .............................      795,225
SERVICES--2.2%
                                     15,000      HCA, Inc. ...........................................      850,050
                                                                                                        -----------
                                                                                                          1,645,275
--------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS &                30,000      McDonald's Corp. ....................................      832,500
LEISURE--1.1%
--------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--1.5%             18,500      Kimberly-Clark Corp. ................................    1,157,915
--------------------------------------------------------------------------------------------------------------------
IT SERVICES--1.0%                    27,500      Accenture Ltd. Class A (h)...........................      623,425
                                      3,000      Computer Sciences Corp. (h)..........................      131,100
                                                                                                        -----------
                                                                                                            754,525
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Schedule of Investments as of June 30, 2005 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                     SHARES
INDUSTRY@                              HELD                          COMMON STOCKS                         VALUE
--------------------------------------------------------------------------------------------------------------------
INDUSTRIAL                           34,000      General Electric Co. ................................  $ 1,178,100
CONGLOMERATES--3.0%
                                     37,500      Tyco International Ltd. .............................    1,095,000
                                                                                                        -----------
                                                                                                          2,273,100
--------------------------------------------------------------------------------------------------------------------
INSURANCE--4.2%                      26,500      ACE Ltd. ............................................    1,188,525
                                     15,000      American International Group, Inc. ..................      871,500
                                     17,500      Prudential Financial, Inc. ..........................    1,149,050
                                                                                                        -----------
                                                                                                          3,209,075
--------------------------------------------------------------------------------------------------------------------
MACHINERY--1.3%                      26,500      Dover Corp. .........................................      964,070
--------------------------------------------------------------------------------------------------------------------
MEDIA--3.1%                          11,500      Comcast Corp. Special Class A (h)....................      344,425
                                     30,000      Interpublic Group of Cos., Inc. (h)..................      365,400
                                     35,000      News Corp. Class A...................................      566,300
                                     22,500      Viacom, Inc. Class B.................................      720,450
                                     15,000      Walt Disney Co. .....................................      377,700
                                                                                                        -----------
                                                                                                          2,374,275
--------------------------------------------------------------------------------------------------------------------
METALS & MINING--1.3%                19,500      Alcoa, Inc. .........................................      509,535
                                     15,000      United States Steel Corp. ...........................      515,550
                                                                                                        -----------
                                                                                                          1,025,085
--------------------------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE                22,500      Devon Energy Corp. ..................................    1,140,300
FUELS--6.1%
                                     25,000      EnCana Corp. ........................................      989,750
                                     12,500      Exxon Mobil Corp. ...................................      718,375
                                     22,500      Murphy Oil Corp. ....................................    1,175,175
                                      5,500      Total SA (a).........................................      642,675
                                                                                                        -----------
                                                                                                          4,666,275
--------------------------------------------------------------------------------------------------------------------
PAPER & FOREST                       26,500      International Paper Co. .............................      800,565
PRODUCTS--2.0%
                                     11,500      Weyerhaeuser Co......................................      731,975
                                                                                                        -----------
                                                                                                          1,532,540
--------------------------------------------------------------------------------------------------------------------
PERSONAL PRODUCTS--0.3%               5,000      Avon Products, Inc. .................................      189,250
--------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--3.3%                17,500      GlaxoSmithKline Plc (a)..............................      848,925
                                     29,000      Schering-Plough Corp. ...............................      552,740
                                     25,000      Wyeth................................................    1,112,500
                                                                                                        -----------
                                                                                                          2,514,165
--------------------------------------------------------------------------------------------------------------------
ROAD & RAIL--0.7%                     4,500      Burlington Northern Santa Fe Corp. ..................      211,860
                                      6,800      CSX Corp. ...........................................      290,088
                                                                                                        -----------
                                                                                                            501,948
--------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS &                     35,000      Applied Materials, Inc. .............................      566,300
SEMICONDUCTOR
EQUIPMENT--2.3%

                                     25,000      Intel Corp. .........................................      651,500
                                     22,500      Intersil Corp. Class A...............................      422,325
                                     10,000      Micron Technology, Inc. (h)..........................      102,100
                                                                                                        -----------
                                                                                                          1,742,225
--------------------------------------------------------------------------------------------------------------------
SOFTWARE--2.9%                       11,000      Citrix Systems, Inc. (h).............................      238,260
                                      2,000      Electronic Arts, Inc. (h)............................      113,220
                                     47,500      Microsoft Corp.......................................    1,179,900
                                     27,500      Siebel Systems, Inc. ................................      244,750
                                     20,000      Symantec Corp. (h)...................................      434,800
                                                                                                        -----------
                                                                                                          2,210,930
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Schedule of Investments as of June 30, 2005 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                     SHARES
INDUSTRY@                              HELD                          COMMON STOCKS                         VALUE
--------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL--2.3%               32,500      Limited Brands.......................................  $   696,150
                                     35,000      Office Depot, Inc. (h)...............................      799,400
                                     10,000      TJX Cos., Inc........................................      243,500
                                                                                                        -----------
                                                                                                          1,739,050
--------------------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE                   15,000      Fannie Mae...........................................      876,000
FINANCE--1.2%
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS
                                                 (COST--$47,594,533)--66.8%...........................   50,925,788
--------------------------------------------------------------------------------------------------------------------
                                                                 PREFERRED SECURITIES
--------------------------------------------------------------------------------------------------------------------
                                       FACE
                                     AMOUNT                         CAPITAL TRUSTS
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS--0.0%         USD   30,000      BAC Capital Trust VI, 5.625% due 3/08/2035...........       30,855
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL CAPITAL TRUSTS
                                                 (COST--$29,772)--0.0%................................       30,855
--------------------------------------------------------------------------------------------------------------------
                                     SHARES
                                       HELD                        PREFERRED STOCKS
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS--0.1%                    4      DG Funding Trust, 5.74% (b)..........................       42,925
--------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.0%                500      Duquesne Light Co., 6.50%............................       26,050
--------------------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE                    1,900      Fannie Mae, 7%.......................................      105,391
FINANCE--0.1%
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL PREFERRED STOCKS
                                                 (COST--$174,702)--0.2%...............................      174,366
--------------------------------------------------------------------------------------------------------------------
                                       FACE
                                     AMOUNT                         TRUST PREFERRED
--------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--0.2%      USD  150,000      RC Trust I, 7% due 5/15/2006.........................      151,968
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL TRUST PREFERRED
                                                 (COST--$154,206)--0.2%...............................      151,968
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL PREFERRED SECURITIES
                                                 (COST--$358,680)--0.4%...............................      357,189
--------------------------------------------------------------------------------------------------------------------
                                                                    CORPORATE BONDS
--------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--0.1%            80,000      Goodrich Corp., 6.60% due 5/15/2009..................       85,840
                                      5,000      Raytheon Co., 8.30% due 3/01/2010....................        5,794
                                                                                                        -----------
                                                                                                             91,634
--------------------------------------------------------------------------------------------------------------------
AIRLINES--0.0%                       26,825      American Airlines, Inc. Series 2003-1, 3.857% due
                                                   1/09/2012..........................................       26,324
--------------------------------------------------------------------------------------------------------------------
AUTOMOBILES--0.1%
                                                 DaimlerChrysler NA Holding Corp.:
                                     30,000        4.75% due 1/15/2008................................       30,116
                                     20,000        7.75% due 1/18/2011................................       22,576
                                                                                                        -----------
                                                                                                             52,692
--------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY--0.2%                 140,000      Abgenix, Inc., 3.50% due 3/15/2007 (i)...............      132,300
--------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--1.2%
                                                 The Bear Stearns Cos., Inc.:
                                     50,000        3.49% due 1/30/2009 (c)............................       50,217
                                     40,000        5.70% due 11/15/2014...............................       42,892
                                     70,000      Credit Suisse First Boston USA, Inc., 4.70% due
                                                   6/01/2009..........................................       71,132
                                                 Goldman Sachs Group, Inc.:
                                    120,000        5.70% due 9/01/2012................................      127,683
                                     65,000        5.25% due 10/15/2013...............................       67,074

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Schedule of Investments as of June 30, 2005 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                       FACE
INDUSTRY@                            AMOUNT                         CORPORATE BONDS                        VALUE
--------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS
(CONCLUDED)
                                                 Lehman Brothers Holdings, Inc.:
                              USD     5,000        4% due 1/22/2008...................................  $     4,982
                                     80,000        3.50% due 8/07/2008................................       78,342
                                    500,000      Sigma Finance Corp., 5.89% due 3/31/2014 (b)(c)......      504,792
                                                                                                        -----------
                                                                                                            947,114
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS--0.6%               65,000      Bank of America Corp., 4.875% due 9/15/2012..........       66,852
                                     55,000      Barclays Bank Plc, 8.55% (b)(g)......................       66,169
                                     50,000      Corporacion Andina de Fomento, 6.875% due 3/15/2012..       55,983
                                     10,000      FirstBank Puerto Rico, 7.625% due 12/20/2005.........       10,077
                                     15,000      Hudson United Bancorp, 8.20% due 9/15/2006...........       15,639
                                                 PNC Funding Corp.:
                                     45,000        6.125% due 2/15/2009...............................       47,791
                                     20,000        5.25% due 11/15/2015...............................       20,733
                                     25,000      Popular North America, Inc., 3.875% due 10/01/2008...       24,731
                                     70,000      Sovereign Bank, 5.125% due 3/15/2013.................       71,381
                                     45,000      Wells Fargo & Co., 5% due 11/15/2014.................       46,332
                                                                                                        -----------
                                                                                                            425,688
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES &                25,000      Aramark Services, Inc., 5% due 6/01/2012.............       25,033
SUPPLIES--0.3%
                                                 Cendant Corp.:
                                    125,000        6.25% due 1/15/2008................................      130,390
                                     65,000        7.375% due 1/15/2013...............................       74,422
                                     30,000      International Lease Finance Corp., 2.95% due
                                                   5/23/2006..........................................       29,739
                                                                                                        -----------
                                                                                                            259,584
--------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS                       40,000      Alltel Corp., 4.656% due 5/17/2007...................       40,314
EQUIPMENT--0.1%
                                     60,000      Harris Corp., 6.35% due 2/01/2028....................       65,083
                                                                                                        -----------
                                                                                                            105,397
--------------------------------------------------------------------------------------------------------------------
CONSUMER FINANCE--0.1%               40,000      Capital One Bank, 5.75% due 9/15/2010................       42,212
                                     30,000      MBNA Corp., 4.625% due 9/15/2008.....................       30,409
                                                                                                        -----------
                                                                                                             72,621
--------------------------------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING--0.1%         55,000      Sealed Air Corp., 5.375% due 4/15/2008 (b)...........       56,324
--------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL
SERVICES--0.9%
                                                 Citigroup, Inc.:
                                     30,000        5.75% due 5/10/2006................................       30,449
                                     90,000        5.625% due 8/27/2012...............................       96,132
                                     30,000        5.85% due 12/11/2034...............................       33,163
                                    235,000      General Electric Capital Corp., 6% due 6/15/2012.....      256,295
                                    165,000      HSBC Finance Corp., 6.50% due 11/15/2008.............      176,112
                                                 JPMorgan Chase & Co.:
                                     60,000        5.75% due 1/02/2013................................       64,285
                                     50,000        4.75% due 3/01/2015................................       50,048
                                                                                                        -----------
                                                                                                            706,484
--------------------------------------------------------------------------------------------------------------------
DIVERSIFIED                          35,000      BellSouth Corp., 6% due 11/15/2034...................       37,219
TELECOMMUNICATION
SERVICES--0.6%

                                    110,000      Deutsche Telekom International Finance BV, 5.25% due
                                                   7/22/2013..........................................      114,205
                                     40,000      France Telecom SA, 8.50% due 3/01/2011...............       46,419
                                     50,000      GTE Corp., 6.84% due 4/15/2018.......................       56,956
                                     35,000      Royal KPN NV, 8% due 10/01/2010......................       40,527
                                     50,000      TELUS Corp., 7.50% due 6/01/2007.....................       52,895
                                     30,000      Tele-Communications-TCI Group, 9.80% due 2/01/2012...       38,211
                                     40,000      Verizon New York, Inc. Series A, 6.875% due
                                                   4/01/2012..........................................       44,207
                                                                                                        -----------
                                                                                                            430,639
--------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--1.2%            100,000      AEP Texas Central Co. Series D, 5.50% due 2/15/2013..      104,776
                                     35,000      Entergy Arkansas, Inc., 5.66% due 2/01/2025..........       36,652

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Schedule of Investments as of June 30, 2005 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                       FACE
INDUSTRY@                            AMOUNT                         CORPORATE BONDS                        VALUE
--------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES
(CONCLUDED)
                              USD    50,000      Entergy Louisiana, Inc., 5.09% due 11/01/2014........  $    49,958
                                     15,000      Exelon Corp., 6.75% due 5/01/2011....................       16,658
                                     60,000      Exelon Generation Co. LLC, 5.35% due 1/15/2014.......       62,226
                                     60,000      FirstEnergy Corp. Series B, 6.45% due 11/15/2011.....       65,558
                                    150,000      PPL Capital Funding, 4.32% due 5/18/2006 (c).........      150,210
                                     35,000      PSEG Power LLC, 6.95% due 6/01/2012..................       39,344
                                     55,000      Pacific Gas & Electric Co., 6.05% due 3/01/2034......       60,615
                                     30,000      Pepco Holdings, Inc., 4% due 5/15/2010...............       29,271
                                    140,000      Pinnacle West Energy Corp., 4.004% due 4/01/2007
                                                   (b)(c).............................................      140,022
                                     40,000      Public Service Co. of New Mexico, 4.40% due
                                                   9/15/2008..........................................       40,029
                                     25,000      Puget Energy, Inc., 5.483% due 6/01/2035.............       25,685
                                     40,000      SPI Electricity & Gas Australia Holdings Pty Ltd.,
                                                   6.15% due 11/15/2013 (b)...........................       43,696
                                      9,000      Southern California Edison Co., 3.44% due 1/13/2006
                                                   (c)................................................        9,011
                                     30,000      Westar Energy, Inc., 6% due 7/01/2014................       32,731
                                                                                                        -----------
                                                                                                            906,442
--------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT &              200,000      Celestica, Inc., 3.69%** due 8/01/2020 (i)...........      112,250
INSTRUMENTS--0.2%
--------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS--0.1%                  55,000      Cadbury Schweppes US Finance LLC, 3.875% due
                                                   10/01/2008 (b).....................................       54,231
--------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT            EUR   131,000      Bundesobligation Series 143, 3.50% due 10/10/2008....      164,974
OBLIGATIONS--0.5%
                              USD    80,000      Italy Government International Bond, 4.50% due
                                                   1/21/2015..........................................       80,965
                                                 Mexico Government International Bond:
                                     65,000        9.875% due 2/01/2010...............................       78,618
                                     25,000        6.375% due 1/16/2013...............................       26,838
                                     25,000        5.875% due 1/15/2014...............................       26,088
                                                                                                        -----------
                                                                                                            377,483
--------------------------------------------------------------------------------------------------------------------
GAS UTILITIES--0.1%                  40,000      Panhandle Eastern Pipe Line Series B, 2.75% due
                                                   3/15/2007..........................................       38,956
--------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS &              41,000      Manor Care, Inc., 7.50% due 6/15/2006................       42,061
SERVICES--0.1%
--------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS &                25,000      Harrah's Operating Co., Inc., 5.625% due 6/01/2015
LEISURE--0.0%                                      (b)................................................       25,464
--------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES--0.3%
                                                 DR Horton, Inc.:
                                     60,000        5% due 1/15/2009...................................       60,034
                                     30,000        6.875% due 5/01/2013...............................       32,463
                                     45,000        5.625% due 9/15/2014...............................       44,935
                                                 KB Home:
                                     60,000        5.75% due 2/01/2014................................       59,466
                                      5,000        5.875% due 1/15/2015...............................        4,961
                                                                                                        -----------
                                                                                                            201,859
--------------------------------------------------------------------------------------------------------------------
IT SERVICES--0.1%                    65,000      First Data Corp., 4.50% due 6/15/2010................       65,589
--------------------------------------------------------------------------------------------------------------------
INDUSTRIAL                           60,000      General Electric Capital Corp., 6.75% due
CONGLOMERATES--0.2%                                3/15/2032..........................................       74,039
                                      5,000      General Electric Co., 5% due 2/01/2013...............        5,163
                                     95,000      Tyco International Group SA, 6.75% due 2/15/2011.....      105,460
                                                                                                        -----------
                                                                                                            184,662
--------------------------------------------------------------------------------------------------------------------
INSURANCE--0.4%                      45,000      AON Corp., 6.70% due 1/15/2007.......................       46,432
                                     30,000      Montpelier Re Holdings Ltd., 6.125% due 8/15/2013....       31,713
                                     60,000      NLV Financial Corp., 7.50% due 8/15/2033 (b).........       69,226
                                     20,000      North Front Pass-Through Trust, 5.81% due 12/15/2024
                                                   (b)(c).............................................       20,608
                                     15,000      Prudential Financial, Inc., 4.104% due 11/15/2006....       15,042

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Schedule of Investments as of June 30, 2005 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                       FACE
INDUSTRY@                            AMOUNT                         CORPORATE BONDS                        VALUE
--------------------------------------------------------------------------------------------------------------------
INSURANCE
(CONCLUDED)
                              USD    55,000      Prudential Holdings LLC, 8.695% due 12/18/2023 (b)...  $    72,669
                                     15,000      Willis Group North America, Inc., 5.125% due
                                                   7/15/2010..........................................       15,081
                                                                                                        -----------
                                                                                                            270,771
--------------------------------------------------------------------------------------------------------------------
MEDIA--0.6%                           5,000      COX Communications, Inc., 7.125% due 10/01/2012......        5,607
                                    137,000      Comcast Cable Communications Holdings, Inc., 8.375%
                                                   due 3/15/2013......................................      167,051
                                     50,000      Comcast Corp., 5.85% due 1/15/2010...................       52,878
                                     85,000      Historic TW, Inc., 9.125% due 1/15/2013..............      107,411
                                     25,000      Media General, Inc., 6.95% due 9/01/2006.............       25,587
                                     85,000      News America, Inc., 6.75% due 1/09/2038..............       96,523
                                     25,000      Time Warner, Inc., 7.625% due 4/15/2031..............       31,222
                                                                                                        -----------
                                                                                                            486,279
--------------------------------------------------------------------------------------------------------------------
METALS & MINING--0.1%               100,000      Textron Financial Corp., 2.75% due 6/01/2006.........       99,030
--------------------------------------------------------------------------------------------------------------------
MULTI-UTILITIES--0.2%                10,000      Ameren Corp., 4.263% due 5/15/2007...................       10,008
                                                 Dominion Resources, Inc. Series B:
                                     25,000        7.625% due 7/15/2005...............................       25,022
                                     30,000        3.568% due 5/15/2006 (c)...........................       30,065
                                                 Sempra Energy:
                                     30,000        4.621% due 5/17/2007...............................       30,142
                                     20,000        7.95% due 3/01/2010................................       22,711
                                     20,000        6% due 2/01/2013...................................       21,319
                                     45,000      Southern Power Co. Series B, 6.25% due 7/15/2012.....       49,148
                                                                                                        -----------
                                                                                                            188,415
--------------------------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE                30,000      Amerada Hess Corp., 7.125% due 3/15/2033.............       35,583
FUELS--0.7%
                                     25,000      Colonial Pipeline Co., 7.63% due 4/15/2032 (b).......       34,092
                                     30,000      Consolidated Natural Gas Co., 5% due 12/01/2014......       30,349
                                     90,600      Kern River Funding Corp., 4.893% due 4/30/2018 (b)...       92,667
                                     60,000      Motiva Enterprises LLC, 5.20% due 9/15/2012 (b)......       61,860
                                    150,000      Pemex Project Funding Master Trust, 4.71% due
                                                   6/15/2010 (b)(c)...................................      154,725
                                     45,000      Tengizchevroil Finance Co. SARL, 6.124% due
                                                   11/15/2014 (b).....................................       46,013
                                     50,000      Texas Gas Transmission Corp., 4.60% due 6/01/2015....       49,411
                                                                                                        -----------
                                                                                                            504,700
--------------------------------------------------------------------------------------------------------------------
PAPER & FOREST                       55,000      Celulosa Arauco y Constitucion SA, 8.625% due
PRODUCTS--0.1%                                     8/15/2010..........................................       64,096
                                     15,000      Champion International Corp., 6.65% due 12/15/2037...       16,747
                                                                                                        -----------
                                                                                                             80,843
--------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--0.1%                 5,000      Eli Lilly & Co., 7.125% due 6/01/2025................        6,387
                                     85,000      Wyeth, 5.50% due 3/15/2013...........................       89,458
                                                                                                        -----------
                                                                                                             95,845
--------------------------------------------------------------------------------------------------------------------
REAL ESTATE--0.1%                    20,000      Developers Diversified Realty Corp., 6.625% due
                                                   1/15/2008..........................................       20,897
                                     40,000      Highwoods Properties, Inc., 7% due 12/01/2006........       41,195
                                     45,000      Westfield Capital Corp. Ltd., 5.125% due 11/15/2014
                                                   (b)................................................       45,770
                                                                                                        -----------
                                                                                                            107,862
--------------------------------------------------------------------------------------------------------------------
ROAD & RAIL--0.2%                    60,000      CSX Corp., 6.75% due 3/15/2011.......................       66,238
                                                 Norfolk Southern Corp.:
                                     14,000        5.59% due 5/17/2025................................       14,551
                                     16,000        7.25% due 2/15/2031................................       20,433

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Schedule of Investments as of June 30, 2005 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                       FACE
INDUSTRY@                            AMOUNT                         CORPORATE BONDS                        VALUE
--------------------------------------------------------------------------------------------------------------------
ROAD & RAIL
(CONCLUDED)
                                                 Union Pacific Corp.:
                              USD    25,000        7.25% due 11/01/2008...............................  $    27,233
                                     20,000        5.375% due 5/01/2014...............................       20,857
                                                                                                        -----------
                                                                                                            149,312
--------------------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE                   45,000      Countrywide Home Loans, Inc., 5.625% due 7/15/2009...       46,907
FINANCE--0.1%
                                     45,000      Washington Mutual, Inc., 4.20% due 1/15/2010.........       44,640
                                                                                                        -----------
                                                                                                             91,547
--------------------------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION            5,000      AT&T Wireless Services, Inc., 8.75% due 3/01/2031....        7,008
SERVICES--0.1%
                                     55,000      Sprint Capital Corp., 8.75% due 3/15/2032............       76,511
                                                                                                        -----------
                                                                                                             83,519
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL CORPORATE BONDS
                                                 (COST--$7,275,537)--9.8%.............................    7,473,921
--------------------------------------------------------------------------------------------------------------------
                                                      COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS+
--------------------------------------------------------------------------------------------------------------------
                                    200,000      Argent Securities, Inc. Series 2004-W11 Class A3,
                                                   3.674% due 11/25/2034 (c)..........................      200,660
                                    205,000      Bear Stearns Adjustable Rate Mortgage Trust Series
                                                   2004-4 Class A4, 3.515% due 6/25/2034 (c)..........      200,368
                                    100,000      Bear Stearns Asset-Backed Securities, Inc. Series
                                                   2004-HE9 Class 1A2, 3.684% due 3/25/2032 (c).......      100,325
                                     12,123      CIT Group Home Equity Loan Trust Series 2003-1 Class
                                                   A2, 2.35% due 4/20/2027............................       12,099
                                                 Countrywide Asset-Backed Certificates (c):
                                    124,432        Series 2004-5 Class A, 3.76% due 10/25/2034........      124,987
                                     50,000        Series 2004-13 Class AF4, 4.583% due 1/25/2033.....       49,704
                                     50,000        Series 2004-13 Class MF1, 5.071% due 12/25/2034....       50,002
                                    100,000      Credit-Based Asset Servicing and Securitization
                                                   Series 2005-CB2 Class AV2, 3.514% due 4/25/2036
                                                   (c)................................................      100,020
                                                 Fannie Mae Guaranteed Pass-Through Certificates:
                                    300,000        4.50% due 3/01/2020................................      298,869
                                     99,171        4.50% due 1/01/2035................................       97,042
                                  1,031,298        5% due 7/15/2020...................................    1,042,578
                                  1,278,000        5.50% due 7/15/2035................................    1,295,174
                                    150,853        6.50% due 7/01/2032................................      156,478
                                                 First Franklin Mortgage Loan Asset-Backed
                                                   Certificates Series (c):
                                     74,833        2003-FF5 Class A2, 2.82% due 3/25/2034.............       74,779
                                    600,000        2004-FF10 Class A2, 3.714% due 12/25/2032..........      602,159
                                                 Freddie Mac Mortgage Participation Certificates:
                                    481,920        5% due 8/15/2035...................................      480,866
                                    111,911        5.50% due 12/01/2017...............................      114,900
                                    125,000        5.50% due 7/15/2035................................      126,719
                                     51,097        6% due 12/01/2017..................................       52,836
                                    281,921        6% due 3/01/2034...................................      289,265
                                     22,440        7% due 12/01/2031..................................       23,627
                                     59,688        7% due 7/01/2032...................................       62,851
                                    400,000      GMAC Commercial Mortgage Securities, Inc. Series
                                                   2004-C3 Class AAB, 4.702% due 12/10/2041 (c).......      405,056
                                                 GS Mortgage Securities Corp. II, Series 2005-GG4 (b):
                                    100,000        Class A2, 4.475% due 7/10/2039.....................      100,669
                                    150,000        Class A4A, 4.751% due 7/10/2039....................      152,396
                                    170,000      Greenwich Capital Commercial Funding Corp. Series
                                                   2004-GG1 Class A4, 4.755% due 6/10/2036............      172,955

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Schedule of Investments as of June 30, 2005 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                       FACE
                                     AMOUNT           COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS+          VALUE
--------------------------------------------------------------------------------------------------------------------
                                                 Home Equity Asset Trust (c):
                              USD   270,754        Series 2005-1 Class A2, 3.59% due 5/25/2035........  $   270,727
                                     97,119        Series 2005-3 Class 1A2, 3.56% due 8/25/2035.......       97,117
                                    193,898      Impac Secured Assets Corp. Series 2004-3 Class 1A4,
                                                   3.71% due 11/25/2034 (c)...........................      194,444
                                                 JPMorgan Chase Commercial Mortgage Sec Co., Series
                                                   2005-LDP2.:
                                    100,000        Class A2, 4.575% due 7/15/2042.....................      100,802
                                    300,000        Class A4, 4.738% due 7/15/2042 (c).................      302,505
                                    150,000      LB-UBS Commercial Mortgage Trust Series 2005-C3 Class
                                                   A5, 4.739% due 7/15/2030...........................      152,016
                                    300,000      MBNA Credit Card Master Note Trust Series 2001-C3
                                                   Class C3, 6.55% due 12/15/2008.....................      307,749
                                                 Morgan Stanley ABS Capital I (c):
                                    257,727        Series 2005-HE1 Class A2MZ, 3.61% due 12/25/2034...      258,123
                                     95,790        Series 2005-NC2 Class A1MZ, 3.56% due 3/25/2035....       95,788
                                     96,746        Series 2005-NC2 Class A2MZ, 3.56% due 3/25/2035....       96,744
                                     77,994      Morgan Stanley ABS Capital Series 2004-WMC1 Class A3,
                                                   3.56% due 6/25/2034 (c)............................       78,018
                                     65,455      Nationslink Funding Corp. Series 1999-2 Class A3,
                                                   7.181% due 6/20/2031...............................       66,856
                                                 New Century Home Equity Loan Trust (c):
                                    447,100        Series 2004-3 Class A3, 3.704% due 11/25/2034......      448,689
                                    193,133        Series 2005-2 Class A2MZ, 3.57% due 6/25/2035......      193,170
                                     25,000      Option One Mortgage Loan Trust Series 2005-1 Class
                                                   M5, 4.564% due 2/25/2035 (c).......................       25,105
                                                 Park Place Securities, Inc. Series 2005-WCH1 (c):
                                     90,133        Class A1B, 3.61% due 1/25/2035.....................       90,280
                                     86,282        Class A3D, 3.65% due 1/25/2035.....................       86,424
                                     30,000      Popular ABS Mortgage Pass-Through Trust Series 2005-1
                                                   Class M2, 5.507% due 5/25/2035.....................       30,204
                                                 Residential Asset Mortgage Products, Inc. (c):
                                    150,000        Series 2004-RS11 Class A2, 3.584% due 12/25/2033...      150,524
                                    100,000        Series 2005-RS3 Class AI2, 3.484% due 3/25/2035....      100,267
                                                 Structured Asset Investment Loan Trust (c):
                                    150,000        Series 2003-BC6 Class M1, 4.064% due 7/25/2033.....      150,892
                                    100,000        Series 2004-8 Class M4, 4.314% due 9/25/2034.......      100,283
                                                 Structured Asset Securities Corp. (c):
                                     87,501        Series 2004-23XS Class 2A1, 3.614% due 1/25/2035...       87,585
                                     91,470        Series 2005-GEL2 Class A, 3.59% due 4/25/2035......       91,468
                                     49,988      Washington Mutual Series 2005-AR2 Class B4, 4.025%
                                                   due 1/25/2045 (c)..................................       49,988
                                    600,000      Wells Fargo Home Equity Trust Series 2004-2 Class
                                                   A32, 3.654% due 2/25/2032 (c)......................      602,205
                                     50,000      Whole Auto Loan Trust Series 2004-1 Class D, 5.60%
                                                   due 3/15/2011......................................       50,324
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL COLLATERALIZED MORTGAGE-BACKED
                                                 OBLIGATIONS (COST--$10,655,305)--14.0%...............   10,665,681
--------------------------------------------------------------------------------------------------------------------
                                                                    MUNICIPAL BONDS
--------------------------------------------------------------------------------------------------------------------
                                     55,000      Dallas, Texas, Government Obligation, Series C, 5.25%
                                                   due 2/15/2024......................................       54,459
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL MUNICIPAL BONDS
                                                 (COST--$55,000)--0.1%................................       54,459
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Schedule of Investments as of June 30, 2005 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                       FACE
                                     AMOUNT             U.S. GOVERNMENT AND AGENCY OBLIGATIONS             VALUE
--------------------------------------------------------------------------------------------------------------------
                              USD   220,000      Fannie Mae, 7.125% due 1/15/2030.....................  $   300,792
                                    150,000      Federal Home Loan Bank System, 2.75% due
                                                   11/15/2006.........................................      147,791
                                                 U.S. Treasury Bonds:
                                    120,000        7.50% due 11/15/2016...............................      157,280
                                     70,000        8.125% due 8/15/2019...............................       99,192
                                    260,000        7.25% due 8/15/2022................................      353,803
                                     50,000        6.25% due 8/15/2023................................       62,311
                                     50,000        6.625% due 2/15/2027...............................       66,361
                                    935,000        5.375% due 2/15/2031...............................    1,103,300
                                                 Treasury Inflation Indexed Bonds:
                                    157,780        3.875% due 1/15/2009...............................      171,679
                                    139,731        3.50% due 1/15/2011................................      154,867
                                    305,673        1.625% due 1/15/2015...............................      304,562
                                                 U.S. Treasury Notes:
                                    520,000        7% due 7/15/2006 (e)...............................      538,017
                                     35,000        3.75% due 5/15/2008................................       35,077
                                     50,000        3.875% due 5/15/2010...............................       50,285
                                    100,000        3.625% due 6/15/2010...............................       99,563
                                     20,000        5% due 2/15/2011...................................       21,249
                                    585,000        4.125% due 5/15/2015...............................      593,546
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL U.S. GOVERNMENT AND AGENCY
                                                 OBLIGATIONS (COST--$4,080,014)--5.6%.................    4,259,675
--------------------------------------------------------------------------------------------------------------------
                                 BENEFICIAL
                                   INTEREST                      SHORT-TERM SECURITIES
--------------------------------------------------------------------------------------------------------------------
                              USD 5,095,012      Merrill Lynch Liquidity Series, LLC Cash Sweep Series
                                                   I (f)..............................................    5,095,012
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL SHORT-TERM SECURITIES
                                                 (COST--$5,095,012)--6.7%.............................    5,095,012
--------------------------------------------------------------------------------------------------------------------
                                  NUMBER OF
                                  CONTRACTS                        OPTIONS PURCHASED
--------------------------------------------------------------------------------------------------------------------
CALL OPTIONS PURCHASED--0.0%             15      U.S. Treasury Bonds, expiring July 2005 at USD 109.5,
                                                   Broker Credit Suisse First Boston..................        2,109
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL OPTIONS PURCHASED
                                                 (PREMIUMS PAID--$7,556)--0.0%........................        2,109
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENTS
                                                 (COST--$75,121,637)--103.4%..........................   78,833,834
--------------------------------------------------------------------------------------------------------------------
                                                                    OPTIONS WRITTEN
--------------------------------------------------------------------------------------------------------------------
CALL OPTIONS WRITTEN--0.0%                1++    3 Yr. Swaption, expiring January 2008 at USD 5.14,
                                                   Broker, Deutsche Bank AG London (d)................      (31,297)
                                         24      U.S. Treasury Bonds, expiring July 2005 at USD 110.5,
                                                   Broker Credit Suisse First Boston..................         (750)
                                                                                                        -----------
                                                                                                            (32,047)
--------------------------------------------------------------------------------------------------------------------
PUT OPTIONS WRITTEN--0.0%                 1++    3 Yr. Swaption, expiring January 2008 at USD 5.14
                                                   Deutsche Bank AG London (d)........................      (11,689)
                                         24      U.S. Treasury Bonds, expiring July 2005 at USD 108,
                                                   Broker Credit Suisse First Boston..................       (2,250)
                                                                                                        -----------
                                                                                                            (13,939)
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL OPTIONS WRITTEN
                                                 (PREMIUMS RECEIVED--$49,935)--0.0%...................      (45,986)
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN
                                                 (COST--$75,071,702*)--103.4%.........................   78,787,848
                                                 LIABILITIES IN EXCESS OF OTHER ASSETS--(3.4)%........   (2,579,099)
                                                                                                        -----------
                                                 NET ASSETS--100.0%...................................  $76,208,749
                                                                                                        ===========
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Schedule of Investments as of June 30, 2005 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments, net of options written, as of June 30, 2005, as computed for federal income tax purposes, were as follows:

Aggregate cost..............................................   $75,622,106
                                                               ===========
Gross unrealized appreciation...............................   $ 8,321,515
Gross unrealized depreciation...............................    (5,155,773)
                                                               -----------
Net unrealized appreciation.................................   $ 3,165,742
                                                               ===========

** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

+ Mortgage-Backed Securities are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

++   One contract represents a notional amount of $1,000,000.

@ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

(a)  Depositary Receipts.

(b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(c)  Floating rate note.

(d) This European style swaption, which can be exercised only on the expiration date, represents a standby commitment whereby the writer of the option is obligated to enter into a predetermined interest rate swap contract upon exercise of swaption.

(e) All or a portion of security held as collateral in connection with open financial futures contracts.

(f) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

--------------------------------------------------------------------------------------
                                                                   NET        INTEREST
AFFILIATE                                                        ACTIVITY      INCOME
--------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....   $(1,946,061)   $81,759
--------------------------------------------------------------------------------------

(g)  The security is a perpetual bond and has no stated maturity date.

(h)  Non-income producing security.

(i)  Convertible security.

Financial futures contracts purchased as of June 30, 2005 were as follows:

-----------------------------------------------------------------------------
NUMBER OF                               EXPIRATION      FACE      UNREALIZED
CONTRACTS            ISSUE                 DATE        VALUE     APPRECIATION
-----------------------------------------------------------------------------
    1      5-Year U.S. Treasury Bond  September 2005  $108,449       $442
-----------------------------------------------------------------------------

Financial futures contracts sold as of June 30, 2005 were as follows:

--------------------------------------------------------------------------------
NUMBER OF                                EXPIRATION       FACE       UNREALIZED
CONTRACTS            ISSUE                  DATE         VALUE      DEPRECIATION
--------------------------------------------------------------------------------
   27      10-Year U.S. Treasury Bond  September 2005  $3,041,253     $(22,403)
    7      2-Year U.S. Treasury Bond   September 2005  $1,453,750          (62)
    1      5-Year U.S. Treasury Bond   September 2005  $  108,825          (65)
--------------------------------------------------------------------------------
TOTAL UNREALIZED DEPRECIATION--NET                                    $(22,530)
                                                                      ========
--------------------------------------------------------------------------------

Currency Abbreviations

   EUR        Euro
   USD        U.S.
              Dollar

Forward foreign exchange contracts as of June 30, 2005 were as follows:

-----------------------------------------------------------------------------------------------
                                                              SETTLEMENT            UNREALIZED
FOREIGN CURRENCY SOLD                                            DATE              APPRECIATION
-----------------------------------------------------------------------------------------------
EUR 135,612                                                   April 2005              $2,312
-----------------------------------------------------------------------------------------------
TOTAL UNREALIZED APPRECIATION ON FORWARD FOREIGN EXCHANGE CONTRACTS--NET
(USD COMMITMENT--$166,736)                                                            $2,312
                                                                                      ======
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Schedule of Investments as of June 30, 2005 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

Swaps outstanding as of June 30, 2005 were as follows:

-----------------------------------------------------------------------------------------
                                                                             UNREALIZED
                                                               NOTIONAL     APPRECIATION
                                                                AMOUNT     (DEPRECIATION)
-----------------------------------------------------------------------------------------
Receive (pay) a variable return based on the change in the
since inception return of the Lehman Brothers MBS Fixed Rate
Index and pay a floating rate based on 1-month USD LIBOR
minus 0.11%
Broker, UBS Warburg
Expires, August 2005........................................  $  850,000           --
Receive (pay) a variable return based on the change in the
since inception return of the Lehman Brothers MBS Fixed Rate
Index and pay a floating rate based on 1-month USD LIBOR
minus 0.10%
Broker, Lehman Brothers Special Finance
Expires, September 2005.....................................  $1,800,000           --
Receive (pay) a variable return based on the change in the
since inception return of the Lehman Brothers MBS Fixed Rate
Index and pay a floating rate based on 1-month USD LIBOR
minus 0.10%
Broker, Lehman Brothers Special Finance
Expires, October 2005.......................................  $1,150,000           --
Receive (pay) a variable return based on the change in the
since inception return of the Lehman Brothers MBS Fixed Rate
Index and pay a floating rate based on 1-month USD LIBOR
minus 0.05%
Broker, UBS Warburg
Expires, October 2005.......................................  $  950,000           --
Receive (pay) a variable return based on the change in the
since inception return of the Lehman Brothers U.S. Treasury
Index and pay a floating rate based on 1-month USD LIBOR
minus 0.15%
Broker, Lehman Brothers Special Finance
Expires, November 2005......................................  $  300,000           --
Receive (pay) a variable return based on the change in the
since inception return of the Lehman Brothers MBS Fixed Rate
Index and pay a floating rate based on 1-month USD LIBOR
minus 0.12%
Broker, UBS Warburg
Expires, November 2005......................................  $  250,000           --
Receive (pay) a variable return based on the change in the
since inception return of the Lehman Brothers U.S. Treasury
Index and pay a floating rate based on 1-month USD LIBOR
minus 0.15%
Broker, Lehman Brothers Special Finance
Expires, December 2005......................................  $1,500,000           --
Receive (pay) a variable return based on the change in the
since inception return of the Lehman Brothers U.S. Treasury
Index and pay a floating rate based on 1-month USD LIBOR
minus 0.15%
Broker, Lehman Brothers Special Finance
Expires, March 2006.........................................  $1,100,000           --
Bought credit default protection on Aon Corp., Inc. and pay
0.37%
Broker, Morgan Stanley Capital Services
Expires January 2007........................................  $   50,000      $  (180)
Pay a fixed rate of 2.8025% and receive a floating rate
based on 3-month USD LIBOR
Broker, JPMorgan Chase Bank
Expires January 2007........................................  $   50,000          989
Receive a fixed rate of 3.401% and pay 3.875% on Treasury
Inflation Protected Securities (TIPS) adjusted principal
Broker, JPMorgan Chase Bank
Expires, January 2009.......................................  $  171,000       (2,883)
Sold credit default protection on Raytheon Co. and receive
0.73%
Broker, JPMorgan Chase Bank
Expires March 2009..........................................  $   30,000          427

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Schedule of Investments as of June 30, 2005 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                                             UNREALIZED
                                                               NOTIONAL     APPRECIATION
                                                                AMOUNT     (DEPRECIATION)
-----------------------------------------------------------------------------------------
Bought credit default protection on Boeing Capital Corp. and pay 0.48%
Broker, JPMorgan Chase Bank
Expires March 2009..........................................  $   30,000      $  (305)
Sold credit default protection on Nextel Communications,
Inc. and receive 1.72%
Broker, JPMorgan Chase Bank
Expires September 2009......................................  $   60,000        3,011
Sold credit default protection on Dow Jones CDX North
America Investment Grade Index Series 2 and receive 0.60%
Broker, Morgan Stanley Capital Services
Expires September 2009......................................  $  250,000         (527)
Bought credit default protection on Hewlett-Packard Co. and
pay 0.31%
Broker, Lehman Brothers Special Finance
Expires December 2009.......................................  $   65,000           69
Bought credit default protection on Petroleos Mexicanos and
pay 1.09%
Broker, Lehman Brothers Special Finance
Expires December 2009.......................................  $  130,000          392
Sold credit default protection on Mexico Government
International Bond and receive 0.92%
Broker, Lehman Brothers Special Finance
Expires December 2009.......................................  $  130,000          259
Sold credit default protection on Computer Associates
International, Inc. and receive 0.83%
Broker, Lehman Brothers Special Finance
Expires December 2009.......................................  $   65,000          234
Bought credit default protection on Morgan Stanley and pay
0.47%
Broker, HSBC Bank USA
Expires June 2010...........................................  $   30,000         (180)
Bought credit default protection on Valero Energy Corp. and
pay 1.03%
Broker, Deutsche Bank AG
Expires June 2010...........................................  $   30,000         (668)
Bought credit default protection on Devon Energy Corp. and
pay 0.48%
Broker, Deutsche Bank AG
Expires June 2010...........................................  $   60,000         (149)
Bought credit default protection on Valero Energy Corp. and
pay 1%
Broker, Lehman Brothers Special Finance
Expires June 2010...........................................  $   30,000         (668)
Sold credit default protection on BellSouth Corp. and
receive 0.26%
Broker, Lehman Brothers Special Finance
Expires June 2010...........................................  $   30,000            7
Bought credit default protection on Devon Energy Corp. and
pay 0.5%
Broker, Lehman Brothers Special Finance
Expires June 2010...........................................  $   60,000         (203)
Bought credit default protection on Ford Motor Credit Co.
and pay 3.59%
Broker, Lehman Brothers Special Finance
Expires June 2010...........................................  $   57,500          891
Bought credit default protection on International Paper Co.
and pay 0.9%
Broker, JPMorgan Chase Bank
Expires June 2010...........................................  $   55,000         (331)
Bought credit default protection on Goldman Sachs Group,
Inc. and pay 0.45%
Broker, Lehman Brothers Special Finance
Expires June 2010...........................................  $   30,000         (170)
Bought credit default protection on DaimlerChrysler NA
Holding Corp. and pay 1.37%
Broker, HSBC Bank USA
Expires June 2010...........................................  $   30,000         (721)
Bought credit default protection on JPMorgan Chase & Co. and pay 0.44%
Broker, Morgan Stanley Capital Services
Expires June 2010...........................................  $   30,000         (140)
Sold credit default protection on Wells Fargo & Co. and
receive 0.195%
Broker, Deutsche Bank AG
Expires June 2010...........................................  $   30,000            5

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Schedule of Investments as of June 30, 2005 (concluded)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                                             UNREALIZED
                                                               NOTIONAL     APPRECIATION
                                                                AMOUNT     (DEPRECIATION)
-----------------------------------------------------------------------------------------
Sold credit default protection on DaimlerChrysler NA Holding
Corp. and receive 1.55%
Broker, JPMorgan Chase Bank
Expires June 2010...........................................  $   30,000      $   961
Sold credit default protection on Ford Motor Credit Co. and
receive 5.25%
Broker, Morgan Stanley Capital Services
Expires June 2010...........................................  $   60,000        3,078
Sold credit default protection on Dow Jones CDX North
America Investment Grade Index Series 4 and receive 0.4%
Broker, Lehman Brothers Special Finance
Expires June 2010...........................................  $   50,000          (65)
Receive a fixed rate of 4.17% and pay 3.50% on Treasury
Inflation Protected Securities (TIPS) adjusted principal
Broker, Morgan Stanley Capital Services
Expires January 2011........................................  $  150,000       (4,207)
Receive a floating rate based on 1-month USD LIBOR plus
0.47%, which is capped at a fixed coupon of 6% from 12/16/05 through expiration and pay a floating rate based on 1-month
USD LIBOR
Broker, Credit Suisse First Boston
Expires June 2011...........................................  $1,300,000          607
                                                                              -------
TOTAL                                                                         $  (467)
                                                                              =======
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Statement of Assets and Liabilities as of June 30, 2005
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (identified
  cost--$70,019,069)........................................                  $73,736,713
Investments in affiliated securities, at value (identified
  cost--$5,095,012).........................................                    5,095,012
Options purchased, at value (premiums paid--$7,556).........                        2,109
Cash........................................................                        2,240
Swap premiums paid..........................................                        4,758
Unrealized appreciation on forward foreign exchange
  contracts--net............................................                        2,312
Unrealized appreciation on swaps--net.......................                        3,222
Receivables:
  Securities sold...........................................  $    621,562
  Interest (including $14,739 from affiliates)..............       208,953
  Dividends.................................................        69,298
  Paydowns..................................................        18,615
  Swaps.....................................................        16,633        935,061
                                                              ------------
Prepaid expenses............................................                          535
                                                                              -----------
Total assets................................................                   79,781,962
                                                                              -----------
------------------------------------------------------------------------------------------
LIABILITIES:
Options written, at value (premiums received--$49,935)......                       45,986
Unrealized depreciation on swaps--net.......................                        3,689
Payables:
  Securities purchased......................................     3,445,279
  Capital shares redeemed...................................        34,683
  Investment adviser........................................        31,346
  Variation margin..........................................         5,523
  Other affiliates..........................................         1,675
  Swaptions payable.........................................           205      3,518,711
                                                              ------------
Accrued expenses............................................                        4,827
                                                                              -----------
Total liabilities...........................................                    3,573,213
------------------------------------------------------------------------------------------
NET ASSETS..................................................                  $76,208,749
                                                                              ===========
------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                  $   640,234
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                            9
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                            9
Paid-in capital in excess of par............................                   82,756,445
Undistributed investment income--net........................  $    650,853
Accumulated realized capital loss--net......................   (11,534,953)
Unrealized appreciation--net................................     3,696,152
                                                              ------------
Total accumulated losses--net...............................                   (7,187,948)
                                                                              -----------
NET ASSETS..................................................                  $76,208,749
                                                                              ===========
------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $76,206,621 and 6,402,341
  shares outstanding........................................                  $     11.90
                                                                              ===========
Class II--Based on net assets of $1,063.58 and 89.422 shares
  outstanding...............................................                  $     11.89
                                                                              ===========
Class III--Based on net assets of $1,063.58 and 89.422
  shares outstanding........................................                  $     11.89
                                                                              ===========
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Statement of Operations for the Six Months Ended June 30, 2005
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest (including $81,759 from affiliates)................                 $   499,372
Dividends (net of $7,841 foreign withholding tax)...........                     455,555
                                                                             -----------
Total income................................................                     954,927
                                                                             -----------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $   214,866
Accounting services.........................................       25,623
Professional fees...........................................       15,184
Pricing services............................................       11,590
Custodian fees..............................................        9,978
Printing and shareholder reports............................        3,570
Transfer agent fees--Class I................................        2,443
Directors' fees and expenses................................        2,216
Other.......................................................        7,970
                                                              -----------
Total expenses..............................................                     293,440
                                                                             -----------
Investment income--net......................................                     661,487
                                                                             -----------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS)--NET:
Realized gain on:
  Investments--net..........................................    1,103,444
  Futures contracts and swaps--net..........................       41,859
  Options written...........................................       56,532
  Foreign currency transactions--net........................        8,287      1,210,122
                                                              -----------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   (2,163,352)
  Futures contracts and swaps--net..........................      (32,395)
  Options written...........................................       (5,078)
  Foreign currency transactions--net........................          181     (2,200,644)
                                                              -----------    -----------
Total realized and unrealized loss--net.....................                    (990,522)
                                                                             -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $  (329,035)
                                                                             ===========
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                              FOR THE SIX      FOR THE
                                                              MONTHS ENDED    YEAR ENDED
                                                                JUNE 30,     DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                2005           2004
-----------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $   661,487    $  1,449,406
Realized gain--net..........................................    1,210,122       3,740,996
Change in unrealized appreciation/depreciation--net.........   (2,200,644)      1,717,705
                                                              -----------    ------------
Net increase (decrease) in net assets resulting from
  operations................................................     (329,035)      6,908,107
                                                              -----------    ------------
-----------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................      (12,565)     (1,649,964)
  Class II..................................................           --             (21)
  Class III.................................................           --             (21)
                                                              -----------    ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................      (12,565)     (1,650,006)
                                                              -----------    ------------
-----------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................   (6,355,366)    (14,790,667)
                                                              -----------    ------------
-----------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................   (6,696,966)     (9,532,566)
Beginning of period.........................................   82,905,715      92,438,281
                                                              -----------    ------------
End of period*..............................................  $76,208,749    $ 82,905,715
                                                              ===========    ============
-----------------------------------------------------------------------------------------
*   Undistributed investment income--net....................  $   650,853    $      1,931
                                                              ===========    ============
   --------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                                 CLASS I
                                                       -----------------------------------------------------------
    THE FOLLOWING PER SHARE DATA AND RATIOS HAVE        FOR THE SIX          FOR THE YEAR ENDED DECEMBER 31,
    BEEN DERIVED FROM INFORMATION PROVIDED IN THE      MONTHS ENDED    -------------------------------------------
                FINANCIAL STATEMENTS.                  JUNE 30, 2005    2004        2003        2002        2001
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.................     $ 11.95      $ 11.22    $   9.43    $  11.27    $  12.49
                                                          -------      -------    --------    --------    --------
Investment income--net***............................         .10          .19         .20         .27         .28
Realized and unrealized gain (loss)--net.............        (.15)         .78        1.83       (1.81)      (1.20)
                                                          -------      -------    --------    --------    --------
Total from investment operations.....................        (.05)         .97        2.03       (1.54)       (.92)
                                                          -------      -------    --------    --------    --------
Less dividends from investment income--net...........          --+        (.24)       (.24)       (.30)       (.30)
                                                          -------      -------    --------    --------    --------
Net asset value, end of period.......................     $ 11.90      $ 11.95    $  11.22    $   9.43    $  11.27
                                                          =======      =======    ========    ========    ========
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share...................       (.40%)@      8.67%      21.55%     (13.68%)     (7.39%)
                                                          =======      =======    ========    ========    ========
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.............................................        .75%*        .72%        .68%        .66%        .68%
                                                          =======      =======    ========    ========    ========
Investment income--net...............................       1.69%*       1.69%       2.00%       2.55%       2.42%
                                                          =======      =======    ========    ========    ========
------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).............     $76,207      $82,904    $ 92,438    $ 91,504    $130,504
                                                          =======      =======    ========    ========    ========
Portfolio turnover...................................      38.51%       86.94%     109.21%      32.00%     134.43%
                                                          =======      =======    ========    ========    ========
------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+ Amount is less than $(.01) per share.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                           CLASS II
                                                              ----------------------------------
                                                              FOR THE SIX      FOR THE PERIOD
        THE FOLLOWING PER SHARE DATA AND RATIOS HAVE          MONTHS ENDED   SEPTEMBER 30, 2004+
       BEEN DERIVED FROM INFORMATION PROVIDED IN THE            JUNE 30,       TO DECEMBER 31,
                   FINANCIAL STATEMENTS.                          2005              2004
------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................    $ 11.94            $ 11.41
                                                                -------            -------
Investment income--net***...................................        .09                .08
Realized and unrealized gain (loss)--net....................       (.14)               .69
                                                                -------            -------
Total from investment operations............................       (.05)               .77
                                                                -------            -------
Less dividends from investment income--net..................         --               (.24)
                                                                -------            -------
Net asset value, end of period..............................    $ 11.89            $ 11.94
                                                                =======            =======
------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................      (.40%)@            6.77%@
                                                                =======            =======
------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................       .75%*              .72%*
                                                                =======            =======
Investment income--net......................................      1.52%*             2.59%*
                                                                =======            =======
------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................    $     1            $     1
                                                                =======            =======
Portfolio turnover..........................................     38.51%             86.94%
                                                                =======            =======
------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Commencement of operations.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                          CLASS III
                                                              ----------------------------------
                                                              FOR THE SIX      FOR THE PERIOD
        THE FOLLOWING PER SHARE DATA AND RATIOS HAVE          MONTHS ENDED   SEPTEMBER 30, 2004+
       BEEN DERIVED FROM INFORMATION PROVIDED IN THE            JUNE 30,       TO DECEMBER 31,
                   FINANCIAL STATEMENTS.                          2005              2004
------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................    $ 11.94            $ 11.41
                                                                -------            -------
Investment income--net***...................................        .09                .08
Realized and unrealized gain (loss)--net....................       (.14)               .69
                                                                -------            -------
Total from investment operations............................       (.05)               .77
                                                                -------            -------
Less dividends from investment income--net..................         --               (.24)
                                                                -------            -------
Net asset value, end of period..............................    $ 11.89            $ 11.94
                                                                =======            =======
------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................      (.40%)@            6.77%@
                                                                =======            =======
------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................       .75%*              .72%*
                                                                =======            =======
Investment income--net......................................      1.52%*             2.59%*
                                                                =======            =======
------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................    $     1            $     1
                                                                =======            =======
Portfolio turnover..........................................     38.51%             86.94%
                                                                =======            =======
------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Commencement of operations.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.,
Mercury American Balanced V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

FAM Variable Series Funds, Inc. (formerly Merrill Lynch Variable Series Funds, Inc.) (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Mercury American Balanced V.I. Fund (formerly Merrill Lynch American Balanced V.I. Fund) (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may

--------------------------------------------------------------------------------

occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Company's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Options--The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Swaps--The Fund may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

- Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a

--------------------------------------------------------------------------------

withholding tax may be imposed on interest, dividends, and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it receives a fee from the borrower. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"), doing business as Mercury Advisors. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .55% of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% of the average daily value of the Fund's Class II net assets and .25% of the average daily value of the Fund's Class III net assets. For the six months ended June 30, 2005, the distribution fees were not accrued for Class II and Class III.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated, ("MLPF&S") an affiliate of MLIM, or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates.

  For the six months ended June 30, 2005, MLPF&S earned $1,186 in commissions in the execution of portfolio security transactions.

--------------------------------------------------------------------------------

  In addition, the Fund reimbursed MLIM $3,806 for certain accounting services for the six months ended June 30, 2005.
  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, ML & Co., and/or MLIM, LLC.

3. INVESTMENTS:

Purchases and sales (including paydowns) of investments, excluding short-term securities, for the six months ended June 30, 2005 were $28,797,931 and $31,728,843, respectively.

  Transactions in options written for the six months ended June 30, 2005 were as follows:

-------------------------------------------------------------------
                                               Number of   Premiums
Call Options Written                           Contracts   Received
-------------------------------------------------------------------
Outstanding call options written, beginning
 of period...................................       --          --
Options written..............................    4,532     $30,724
Options closed...............................   (4,500)     (4,078)
Options expired..............................       (7)     (1,866)
                                                ------     -------
Outstanding call options written, end of
 period......................................       25     $24,780
                                                ======     =======
-------------------------------------------------------------------

-------------------------------------------------------------------
                                               Number of   Premiums
Put Options Written                            Contracts   Received
-------------------------------------------------------------------
Outstanding put options written, beginning of
 period......................................       2      $ 74,600
Options written..............................      50        39,798
Options closed...............................     (21)      (87,766)
Options expired..............................      (6)       (1,477)
                                                  ---      --------
Outstanding put options written, end of
 period......................................      25      $ 25,155
                                                  ===      ========
-------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions were $6,355,366 and $14,790,667 for the six months ended June 30, 2005 and the year ended December 31, 2004, respectively.

  Transactions in capital shares for each class were as follows:

-----------------------------------------------------------------
Class I Shares for the Six Months Ended                 Dollar
June 30, 2005                               Shares      Amount
-----------------------------------------------------------------
Shares sold..............................     4,299   $    50,837
Shares issued to shareholders in
 reinvestment of dividends...............     1,052        12,565
                                           --------   -----------
Total issued.............................     5,351        63,402
Shares redeemed..........................  (541,670)   (6,418,768)
                                           --------   -----------
Net decrease.............................  (536,319)  $(6,355,366)
                                           ========   ===========
-----------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2004                         Shares        Amount
-----------------------------------------------------------------
Shares sold...........................      18,511   $    213,253
Shares issued to shareholders in
 reinvestment of dividends............     138,188      1,649,964
                                        ----------   ------------
Total issued..........................     156,699      1,863,217
Shares redeemed.......................  (1,455,442)   (16,655,926)
                                        ----------   ------------
Net decrease..........................  (1,298,743)  $(14,792,709)
                                        ==========   ============
-----------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Six Months Ended                    Dollar
June 30, 2005                                      Shares   Amount
------------------------------------------------------------------
Shares sold......................................      --   $   --
                                                   ------   ------
Net increase.....................................      --   $   --
                                                   ======   ======
------------------------------------------------------------------

----------------------------------------------------------------------
Class II Shares for the Period September 30, 2004+ to           Dollar
December 31, 2004                                      Shares   Amount
----------------------------------------------------------------------
Shares sold........................................        87   $1,000
Shares issued to shareholders in reinvestment of
 dividends.........................................         2       21
                                                       ------   ------
Net increase.......................................        89   $1,021
                                                       ======   ======
----------------------------------------------------------------------

+ Commencement of operations.

------------------------------------------------------------------
Class III Shares for the Six Months Ended                   Dollar
June 30, 2005                                      Shares   Amount
------------------------------------------------------------------
Shares sold......................................      --   $   --
                                                   ------   ------
Net increase.....................................      --   $   --
                                                   ======   ======
------------------------------------------------------------------

-----------------------------------------------------------------------
Class III Shares for the Period September 30, 2004+ to           Dollar
December 31, 2004                                       Shares   Amount
-----------------------------------------------------------------------
Shares sold........................................         87   $1,000
Shares issued to shareholders in reinvestment of
 dividends.........................................          2       21
                                                        ------   ------
Net increase.......................................         89   $1,021
                                                        ======   ======
-----------------------------------------------------------------------

+ Commencement of operations.

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2005. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended June 30, 2005.

6. CAPITAL LOSS CARRYFORWARD:

On December 31, 2004, the Fund had a net capital loss carryforward of $12,202,360, of which $434,847 expires in 2009, $9,064,537 expires in 2010 and
$2,702,976 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Basic Value V.I. Fund
A Discussion With Your Fund's Portfolio Managers
--------------------------------------------------------------------------------

  Despite a frustrating six-month period, we are comfortable with the make-up of the portfolio and believe our value approach will continue to provide long-term rewards for our shareholders.

HOW DID THE FUND PERFORM DURING THE PERIOD IN LIGHT OF THE EXISTING MARKET CONDITIONS?

  For the six-month period ended June 30, 2005, Mercury Basic Value V.I. Fund's Class I, Class II and Class III Shares had total returns of -3.04%, -3.18% and -3.24%, respectively. For the same period, the Standard & Poor's 500 (S&P 500) Index returned -0.81%, the S&P 500 Barra Value Index returned +0.09% and the Lipper Large Cap Value Funds category had an average return of -0.48%. (Funds in this Lipper category invest in companies considered to be undervalued relative to a major unmanaged stock index.)

  After ending 2004 in a strong rally, equity markets fell into negative territory in the first half of 2005. Slower gross domestic product growth in the first quarter of the year, coupled with fears of a slowdown in corporate earnings, a rising oil price, heightened inflationary expectations and a Federal Reserve Board (the Fed) that appeared untiring in its monetary tightening campaign, gave investors reason to pause.

  Amid these conditions, the cyclical areas of the market underperformed. This had a negative impact on Fund performance. After benefiting from a procyclical bias throughout 2003 and the first half of 2004, we began to see the effects of a slowing economy play out on the portfolio. We had expected 2005 to be a transition year for the economy and the market, and prepared the portfolio by drastically reducing the Fund's beta (a measure of risk). However, unlike the more bearish observers, we view this past year as a fairly natural (that is, historically normal) transition from a period of robust economic activity characterized by accommodative monetary and fiscal policy to a new period of higher rates and slower, yet still healthy, growth. For that reason, we moderated, but still maintained, our focus on those industries sensitive to changes in the economy.

  Over the past six months, the most severe performance penalties came from the consumer discretionary and information technology (IT) sectors. In consumer discretionary, we saw poor performance from several of our media names, including Viacom, Inc., Time Warner, Inc., Liberty Media Corp. and Comcast Corp. Dow Jones & Co. and McDonald's Corp. also disappointed. In IT, Unisys Corp., Borland Software Corp. and International Business Machines Corp. were the biggest detractors. In other cyclical sectors, we had poor performance from Alcoa, Inc., E.I. du Pont de Nemours & Co. and International Paper Co. in materials, and Deere & Co., Tyco International Ltd. and Norfolk Southern Corp. in industrials.

  The energy sector proved to be the standout during the period, supported by oil prices that surpassed $60 per barrel. Energy holdings that performed particularly well included GlobalSantaFe Corp., Diamond Offshore Drilling, Anadarko Petroleum Corp. and Grant Prideco, Inc. Other individual stocks that performed well included LSI Logic Corp. and National Semiconductor Corp. in IT and General Electric Co. and Boeing Co. in industrials.

  While this has been a challenging period for the Fund, we continue to believe that the economy is on relatively solid footing. In fact, at a growth rate still well above 3%, the economy has demonstrated tremendous resilience, particularly amid rising short-term interest rates and record-high oil prices. Short-term interest rates are still accommodative at 3.25% and inflation remains relatively subdued. Thus, despite the short-term underperformance, we believe the portfolio is positioned to benefit in this environment over the long run. The companies in the portfolio are trading at inexpensive prices versus what we believe their businesses are worth.

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

  As mentioned earlier, we began to position the portfolio for what we expected to be a transition year for the market and the U.S. economy. This involved moving upward in market capitalization size, decreasing the Fund's beta and increasing portfolio diversification.

  From a sector perspective, we reduced our exposure to IT, industrials and materials, while increasing positions in more defensive areas of the market, such as consumer staples, healthcare and utilities. Notable sales during the period included Boeing in industrials, and Nokia Oyj and National Semiconductor in IT. From the materials sector, we trimmed our position in International Paper. Additions to the portfolio included AstraZeneca Group Plc in healthcare. Although the health care sector has underperformed over the past few years, we

--------------------------------------------------------------------------------

recently have seen evidence of improving drug pipelines and earnings estimates that have stopped going down. For these reasons, we believe there is value to be found in this sector.

  We began to take profits in energy, given the strong outperformance of this sector and valuations that are beginning to look less compelling from the perspective of a contrarian investor. To that end, we reduced exposure to Exxon Mobil Corp. and Diamond Offshore Drilling. Despite trimming our overweighting in energy, we remain positive on the sector over the longer term.

  We maintained our weighting in financials, but have been considering ways to increase our exposure now that we believe the Fed is nearing the end of its tightening cycle. Currently, the portfolio is geared more toward brokers and the financial markets rather than companies whose fortunes rely on the mortgage market. The U.S. Treasury yield curve has flattened considerably, and we believe this could hurt regional banks whose business depends on interest margin.

  In keeping with our still positive view on the economy, we continued to find value in a number of cyclical stocks. To that end, we added Electronic Data Systems Corp. and Micron Technology, Inc. in IT.

HOW WOULD YOU CHARACTERIZE THE FUND'S POSITION AT THE CLOSE OF THE PERIOD?

  At the close of the period, the portfolio was overweight versus the S&P 500 Barra Value Index in consumer staples, consumer discretionary, information technology, energy, industrials and materials. We had underweights in financials, healthcare, telecommunications services, consumer discretionary and utilities.

  As mentioned in our last report to shareholders, we expected that 2005 would be a tougher year for equities, as valuations were starting from a much higher level than a year ago. Having said that, we believe we are right in the middle of a market and economic transition, and would characterize the current environment as "the pause that refreshes." We view 2005 as much like 1994, the last time the Fed embarked on a rate-hiking campaign. The three years prior (1991-1993) were cyclical growth years and the four years that followed (1995-1998) represented a Goldilocks period (not too hot, not too cold). We are using historical precedent as our guide, and have positioned the portfolio for a soft economic landing. We believe that once the Fed completes its monetary tightening, markets will move higher. The one caveat to this view is the red-hot housing market, which was not a variable in 1994.

  Although corporate earnings have likely hit their peak, we believe Corporate America is much healthier than it was in 1994. After years of cost-cutting and historically low interest rates, companies have cash on their balance sheets to invest for growth, increase dividends, buy back stock or make acquisitions. We believe we are just seeing the beginning of this type of shareholder-friendly activity. We will continue to search for companies that offer these types of options given their excess free cash flow. At the same time, particularly in this environment of investor uncertainty, we will continue to emphasize proper diversification and risk management in the portfolio as we continue our search for undervalued companies that we believe have the potential to offer significant value over a three-year time horizon.

Kevin M. Rendino
Vice President and Co-Portfolio Manager

Robert J. Martorelli
Vice President and Co-Portfolio Manager

July 13, 2005

---------------------------------------------------------

  Effective May 1, 2005, the name of the Fund was changed to Mercury Basic Value V.I. Fund of FAM Variable Series Funds, Inc. This change has no impact on the Fund's investment objective or its management team, nor does it result in a change to the Fund's symbol.

---------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Basic Value V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/05                                           + 2.46%
--------------------------------------------------------------------------
Five Years Ended 6/30/05                                         + 6.60
--------------------------------------------------------------------------
Ten Years Ended 6/30/05                                          +11.28
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Basic Value V.I. Fund
Average Annual Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/05                                           +2.25%
--------------------------------------------------------------------------
Five Years Ended 6/30/05                                         +6.42
--------------------------------------------------------------------------
Inception (11/03/97) through 6/30/05                             +8.06
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Basic Value V.I. Fund
Average Annual Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/05                                           +2.20%
--------------------------------------------------------------------------
Inception (5/25/04) through 6/30/05                              +6.79
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Basic Value V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF JUNE 30, 2005                                           TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  -3.04%         + 2.46%
-----------------------------------------------------------------------------------------
Class II Shares*                                                 -3.18          + 2.25
-----------------------------------------------------------------------------------------
Class III Shares*                                                -3.24          + 2.20
-----------------------------------------------------------------------------------------
S&P 500(R) Index**                                               -0.81          + 6.32
-----------------------------------------------------------------------------------------
S&P 500 Barra Value Index***                                     +0.09          +11.18
-----------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 25% of NYSE issues.

*** This unmanaged Index is a capitalization-weighted index of those stocks in the S&P 500 Index that have lower price-to-book ratios.

    Past results shown should not be considered a representation of future performance.

S&P 500 is a registered trademark of the McGraw-Hill Companies.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Basic Value V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2005 and held through June 30, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                   EXPENSES PAID
                                                             BEGINNING            ENDING         DURING THE PERIOD*
                                                           ACCOUNT VALUE       ACCOUNT VALUE     JANUARY 1, 2005 TO
                                                          JANUARY 1, 2005      JUNE 30, 2005       JUNE 30, 2005
-------------------------------------------------------------------------------------------------------------------
ACTUAL
-------------------------------------------------------------------------------------------------------------------
Class I                                                        $1,000            $  969.60             $3.27
-------------------------------------------------------------------------------------------------------------------
Class II                                                       $1,000            $  968.20             $4.00
-------------------------------------------------------------------------------------------------------------------
Class III                                                      $1,000            $  967.60             $4.49
-------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
-------------------------------------------------------------------------------------------------------------------
Class I                                                        $1,000            $1,021.47             $3.36
-------------------------------------------------------------------------------------------------------------------
Class II                                                       $1,000            $1,020.73             $4.11
-------------------------------------------------------------------------------------------------------------------
Class III                                                      $1,000            $1,020.23             $4.61
-------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.67% for Class I, .82% for Class II and .92% for Class
    III), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Basic Value V.I. Fund
Portfolio Information as of June 30, 2005
--------------------------------------------------------------------------------

                                                                 PERCENT OF
INVESTMENT CRITERIA                                           TOTAL INVESTMENTS
-------------------------------------------------------------------------------
Low Price-to-Book Value.....................................         34.0%
Above-Average Yield.........................................         29.0
Below-Average Price/Earnings Ratio..........................         26.4
Special Situations..........................................          8.4
Other*......................................................          2.2
-------------------------------------------------------------------------------

*    Includes portfolio holdings in short-term investments and options.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Basic Value V.I. Fund
Schedule of Investments as of June 30, 2005
--------------------------------------------------------------------------------

                                       SHARES                                                                 PERCENT OF
INDUSTRY*                                HELD                   COMMON STOCKS                    VALUE        NET ASSETS
------------------------------------------------------------------------------------------------------------------------
ABOVE-AVERAGE YIELD
------------------------------------------------------------------------------------------------------------------------
METALS & MINING                       213,700      Alcoa, Inc. ............................  $    5,583,981       0.5%
PHARMACEUTICALS                       303,500      AstraZeneca Group Plc (d)...............      12,522,410       1.1
CAPITAL MARKETS                       893,300      The Bank of New York Co., Inc. .........      25,709,174       2.3
DIVERSIFIED TELECOMMUNICATION         603,500      BellSouth Corp. ........................      16,034,995       1.4
 SERVICE
CHEMICALS                             539,600      E.I. du Pont de Nemours & Co. ..........      23,208,196       2.0
OIL, GAS & CONSUMABLE FUELS           673,000      Exxon Mobil Corp. ......................      38,677,310       3.4
INDUSTRIAL CONGLOMERATES              664,700      General Electric Co. ...................      23,031,855       2.0
FOOD PRODUCTS                         291,800      General Mills, Inc. ....................      13,653,322       1.2
PHARMACEUTICALS                       396,300      GlaxoSmithKline Plc (d).................      19,224,513       1.7
AEROSPACE & DEFENSE                   213,800      Goodrich Corp. .........................       8,757,248       0.8
AEROSPACE & DEFENSE                   353,500      Honeywell International, Inc. ..........      12,948,705       1.1
DIVERSIFIED FINANCIAL SERVICES      1,012,776      JPMorgan Chase & Co. ...................      35,771,248       3.1
CAPITAL MARKETS                       720,300      Mellon Financial Corp. .................      20,665,407       1.8
PHARMACEUTICALS                       542,800      Pfizer, Inc. ...........................      14,970,424       1.3
OIL, GAS & CONSUMABLE FUELS           216,100      Royal Dutch Petroleum Co. (d)...........      14,024,890       1.2
DIVERSIFIED TELECOMMUNICATION         627,400      SBC Communications, Inc. ...............      14,900,750       1.3
 SERVICES
FOOD PRODUCTS                         636,200      Sara Lee Corp. .........................      12,603,122       1.1
DIVERSIFIED TELECOMMUNICATION         427,100      Verizon Communications, Inc. ...........      14,756,305       1.3
 SERVICES
COMMERCIAL BANKS                      301,700      Wachovia Corp. .........................      14,964,320       1.3
                                                                                             --------------     -----
                                                                                                342,008,175      29.9
------------------------------------------------------------------------------------------------------------------------
BELOW-AVERAGE PRICE/EARNINGS RATIO
------------------------------------------------------------------------------------------------------------------------
INSURANCE                             690,300      American International Group, Inc. .....      40,106,430       3.5
COMMERCIAL BANKS                      549,200      Bank of America Corp. ..................      25,049,012       2.2
HEALTH CARE EQUIPMENT &               537,800      Baxter International, Inc. .............      19,952,380       1.7
 SUPPLIES
DIVERSIFIED FINANCIAL SERVICES        728,220      Citigroup, Inc. ........................      33,665,611       2.9
BEVERAGES                             778,700      Coca-Cola Enterprises, Inc. ............      17,139,187       1.5
THRIFTS & MORTGAGE FINANCE            214,400      Fannie Mae..............................      12,520,960       1.1
SPECIALTY RETAIL                    1,078,300      Foot Locker, Inc. ......................      29,351,326       2.6
INSURANCE                             540,600      Genworth Financial, Inc. Class A........      16,342,338       1.4
COMPUTERS & PERIPHERALS               540,731      Hewlett-Packard Co. ....................      12,712,586       1.1
HOUSEHOLD DURABLES                    684,600      Koninklijke Philips Electronics NV......      17,245,074       1.5
HOTELS, RESTAURANTS & LEISURE         483,100      McDonald's Corp. .......................      13,406,025       1.2
CAPITAL MARKETS                       473,300      Morgan Stanley..........................      24,834,051       2.2
PHARMACEUTICALS                       704,800      Schering-Plough Corp. ..................      13,433,488       1.2
FOOD PRODUCTS                         208,400      Unilever NV (d).........................      13,510,572       1.2
IT SERVICES                         3,340,100      Unisys Corp. (a)........................      21,142,833       1.8
                                                                                             --------------     -----
                                                                                                310,411,873      27.1
------------------------------------------------------------------------------------------------------------------------
LOW PRICE-TO-BOOK VALUE
------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT            2,779,500      3Com Corp. (a) .........................      10,117,380       0.9
ELECTRONIC EQUIPMENT &                503,000      Agilent Technologies, Inc. (a) .........      11,579,060       1.0
 INSTRUMENTS
OIL, GAS & CONSUMABLE FUELS           147,100      Anadarko Petroleum Corp. ...............      12,084,265       1.1
SOFTWARE                            1,260,100      Borland Software Corp. (a) .............       8,644,286       0.8
MEDIA                                 470,100      Comcast Corp. Special Class A (a) ......      14,079,495       1.2
MACHINERY                             191,900      Deere & Co..............................      12,567,531       1.1
ENERGY EQUIPMENT & SERVICES           361,700      Diamond Offshore Drilling (e)...........      19,325,631       1.7
ENERGY EQUIPMENT & SERVICES           815,300      GlobalSantaFe Corp. ....................      33,264,240       2.9
INSURANCE                              79,600      Hartford Financial Services Group,
                                                     Inc. .................................       5,952,488       0.5
PAPER & FOREST PRODUCTS               889,000      International Paper Co. ................      26,856,690       2.3
HOUSEHOLD PRODUCTS                    367,000      Kimberly-Clark Corp. ...................      22,970,530       2.0
SEMICONDUCTORS & SEMICONDUCTOR      3,170,300      LSI Logic Corp. (a).....................      26,915,847       2.4
 EQUIPMENT
MEDIA                               2,419,228      Liberty Media Corp. Class A (a).........      24,651,933       2.2

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Basic Value V.I. Fund
Schedule of Investments as of June 30, 2005 (continued)
--------------------------------------------------------------------------------

                                       SHARES                                                                 PERCENT OF
INDUSTRY*                                HELD                   COMMON STOCKS                    VALUE        NET ASSETS
------------------------------------------------------------------------------------------------------------------------
LOW PRICE-TO-BOOK VALUE (CONCLUDED)
------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT              875,770      Motorola, Inc. .........................  $   15,991,560       1.4%
ROAD & RAIL                           558,800      Norfolk Southern Corp. .................      17,300,448       1.5
AEROSPACE & DEFENSE                   651,200      Raytheon Co. ...........................      25,474,944       2.2
ENERGY EQUIPMENT & SERVICES           199,200      Rowan Cos., Inc. (a) ...................       5,918,232       0.5
INSURANCE                             802,908      The St. Paul Travelers Cos., Inc........      31,738,953       2.8
MEDIA                               1,463,000      Time Warner, Inc. (a)...................      24,446,730       2.1
INDUSTRIAL CONGLOMERATES              901,400      Tyco International Ltd. ................      26,320,880       2.3
MEDIA                                 252,000      Viacom, Inc. Class B....................       8,069,040       0.7
MEDIA                                 616,600      Walt Disney Co. ........................      15,525,988       1.4
                                                                                             --------------     -----
                                                                                                399,796,151      35.0
------------------------------------------------------------------------------------------------------------------------
SPECIAL SITUATIONS
------------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR        567,200      Applied Materials, Inc. (a).............       9,177,296       0.8
 EQUIPMENT
SOFTWARE                            1,262,700      BEA Systems, Inc. (a)...................      11,086,506       1.0
SPECIALTY RETAIL                      921,800      The Gap, Inc. ..........................      18,205,550       1.6
COMPUTERS & PERIPHERALS               231,510      International Business Machines
                                                     Corp. ................................      17,178,042       1.5
MEDIA                               1,492,500      Interpublic Group of Cos., Inc.
                                                     (a)(e)................................      18,178,650       1.6
COMPUTERS & PERIPHERALS               677,600      Seagate Technology (a)..................      11,891,880       1.0
DIVERSIFIED TELECOMMUNICATION         539,500      Sprint Corp. (e)........................      13,536,055       1.2
  SERVICES
                                                                                             --------------     -----
                                                                                                 99,253,979       8.7
------------------------------------------------------------------------------------------------------------------------
                                                   TOTAL COMMON STOCKS
                                                   (COST--$1,046,102,122)..................   1,151,470,178     100.7
------------------------------------------------------------------------------------------------------------------------
                                   BENEFICIAL
                                     INTEREST               SHORT-TERM SECURITIES
------------------------------------------------------------------------------------------------------------------------
                                  $25,927,500      Merrill Lynch Liquidity Series, LLC
                                                     Money Market Series (b)(c)............      25,927,500       2.2
------------------------------------------------------------------------------------------------------------------------
                                                   TOTAL SHORT-TERM SECURITIES
                                                   (COST--$25,927,500).....................      25,927,500       2.2
------------------------------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS
                                                   (COST--$1,072,029,622)..................   1,177,397,678     102.9
------------------------------------------------------------------------------------------------------------------------

                                    NUMBER OF
OPTIONS                             CONTRACTS                       ISSUE
------------------------------------------------------------------------------------------------------------------------
CALL OPTIONS WRITTEN
                                                   Morgan Stanley, expiring July 2005 at
                                                     USD 55:
                                          331        Broker Deutsche Bank AG...............          (9,930)      0.0
                                          107        Broker Morgan Stanley.................          (3,210)      0.0
                                        1,225        Broker UBS Warburg....................         (36,750)      0.0
------------------------------------------------------------------------------------------------------------------------
                                                   TOTAL OPTIONS WRITTEN
                                                   (PREMIUMS RECEIVED--$172,501)...........         (49,890)      0.0
------------------------------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS, NET OF OPTIONS
                                                   WRITTEN (COST--$1,071,857,121**)........   1,177,347,788     102.9
                                                   LIABILITIES IN EXCESS OF OTHER ASSETS...     (33,687,045)     (2.9)
                                                                                             --------------     -----
                                                   NET ASSETS..............................  $1,143,660,743     100.0%
                                                                                             ==============     =====
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Basic Value V.I. Fund
Schedule of Investments as of June 30, 2005 (concluded)
--------------------------------------------------------------------------------

* For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

** The cost and unrealized appreciation (depreciation) of investments, net of options written, as of June 30, 2005, as computed for federal income tax purposes, were as follows:

Aggregate cost..............................................  $1,085,783,905
                                                              ==============
Gross unrealized appreciation...............................  $  156,643,445
Gross unrealized depreciation...............................     (65,079,562)
                                                              --------------
Net unrealized appreciation.................................  $   91,563,883
                                                              ==============

(a)  Non-income producing security.

(b) Security was purchased with the cash proceeds from securities loans.

(c) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2 (a)(3) of the Investment Company Act of 1940) were as follows:

-------------------------------------------------------------------------------------
                                                                             INTEREST
AFFILIATE                                                     NET ACTIVITY    INCOME
-------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....  $(62,143,856)  $394,695
Merrill Lynch Liquidity Series, LLC Money Market Series.....  $(55,546,500)  $ 50,330
-------------------------------------------------------------------------------------

(d) Depositary Receipts.

(e) Security, or a portion of security, is on loan.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Basic Value V.I. Fund
Statement of Assets and Liabilities as of June 30, 2005
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (including
  securities loaned of $25,296,176) (identified
  cost--$1,046,102,122).....................................                  $1,151,470,178
Investments in affiliated securities, at value (identified
  cost--$25,927,500)........................................                      25,927,500
Receivables:
  Securities sold...........................................  $  9,273,010
  Dividends.................................................     1,415,981
  Capital shares sold.......................................        49,167
  Interest from affiliates..................................        17,918
  Securities lending........................................         9,807        10,765,883
                                                              ------------
Prepaid expenses............................................                           8,166
                                                                              --------------
Total assets................................................                   1,188,171,727
                                                                              --------------
--------------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                      25,927,500
Options written, at value (premiums received--$172,501).....                          49,890
Payables:
  Capital shares redeemed...................................    11,012,551
  Custodian bank............................................     6,874,971
  Investment adviser........................................       521,828
  Other affiliates..........................................        13,964
  Distributor...............................................         4,943        18,428,257
                                                              ------------
Accrued expenses............................................                         105,337
                                                                              --------------
Total liabilities...........................................                      44,510,984
                                                                              --------------
--------------------------------------------------------------------------------------------
NET ASSETS..................................................                  $1,143,660,743
                                                                              ==============
--------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 300,000,000
  shares authorized.........................................                  $    7,317,840
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                         212,789
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                          31,419
Paid-in capital in excess of par............................                     982,311,168
Undistributed investment income--net........................  $  7,431,419
Undistributed realized capital gains--net...................    40,865,441
Unrealized appreciation--net................................   105,490,667
                                                              ------------
Total accumulated earnings--net.............................                     153,787,527
                                                                              --------------
NET ASSETS..................................................                  $1,143,660,743
                                                                              ==============
--------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $1,106,841,973 and
  73,178,398 shares outstanding.............................                  $        15.13
                                                                              ==============
Class II--Based on net assets of $32,077,587 and 2,127,891
  shares outstanding........................................                  $        15.07
                                                                              ==============
Class III--Based on net assets of $4,741,183 and 314,188
  shares outstanding........................................                  $        15.09
                                                                              ==============
--------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Basic Value V.I. Fund
Statement of Operations for the Six Months Ended June 30, 2005
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $161,877 foreign withholding tax).........                   $  11,157,000
Interest from affiliates....................................                         394,695
Securities lending--net.....................................                          50,330
                                                                               -------------
Total income................................................                      11,602,025
                                                                               -------------
---------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $   3,718,266
Accounting services.........................................        225,654
Printing and shareholder reports............................         67,951
Custodian fees..............................................         38,789
Professional fees...........................................         34,484
Directors' fees and expenses................................         33,109
Distribution fees--Class II.................................         25,171
Distribution fees--Class III................................          4,614
Transfer agent fees--Class I................................          2,419
Pricing services............................................            531
Transfer agent fees--Class II...............................             68
Transfer agent fees--Class III..............................              7
Other.......................................................         19,533
                                                              -------------
Total expenses..............................................                       4,170,596
                                                                               -------------
Investment income--net......................................                       7,431,429
                                                                               -------------
---------------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS)--NET:
Realized gain on investments--net...........................                      54,792,236
Change in unrealized appreciation on:
  Investments--net..........................................   (103,364,016)
  Options written--net......................................        122,611     (103,241,405)
                                                              -------------    -------------
Total realized and unrealized loss--net.....................                     (48,449,169)
                                                                               -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                   $ (41,017,740)
                                                                               =============
---------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Basic Value V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                               FOR THE SIX        FOR THE
                                                               MONTHS ENDED      YEAR ENDED
                                                                 JUNE 30,       DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                 2005             2004
---------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $    7,431,429   $   14,239,229
Realized gain--net..........................................      54,792,236       69,831,058
Change in unrealized appreciation--net......................    (103,241,405)      54,112,760
                                                              --------------   --------------
Net increase (decrease) in net assets resulting from
  operations................................................     (41,017,740)     138,183,047
                                                              --------------   --------------
---------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................          (7,171)     (13,850,971)
  Class II..................................................            (199)        (341,712)
  Class III.................................................             (16)         (27,341)
Realized gain--net
  Class I...................................................      (7,607,502)      (1,942,790)
  Class II..................................................        (210,893)         (55,657)
  Class III.................................................         (21,472)          (4,087)
                                                              --------------   --------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................      (7,847,253)     (16,222,558)
                                                              --------------   --------------
---------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................    (153,141,587)    (120,873,796)
                                                              --------------   --------------
---------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................    (202,006,580)       1,086,693
Beginning of period.........................................   1,345,667,323    1,344,580,630
                                                              --------------   --------------
End of period*..............................................  $1,143,660,743   $1,345,667,323
                                                              ==============   ==============
---------------------------------------------------------------------------------------------
* Undistributed investment income--net......................  $    7,431,419   $        7,376
                                                              ==============   ==============
---------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Basic Value V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                               CLASS I
                                                 --------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE      FOR THE SIX              FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE    MONTHS ENDED    ----------------------------------------------------
FINANCIAL STATEMENTS.                            JUNE 30, 2005      2004          2003          2002          2001
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...........   $    15.70     $    14.31    $    10.85    $    13.47    $    13.71
                                                  ----------     ----------    ----------    ----------    ----------
Investment income--net***......................          .09            .16           .14           .12           .14
Realized and unrealized gain (loss)--net.......         (.57)          1.42          3.47         (2.48)          .44
                                                  ----------     ----------    ----------    ----------    ----------
Total from investment operations...............         (.48)          1.58          3.61         (2.36)          .58
                                                  ----------     ----------    ----------    ----------    ----------
Less dividends and distributions:
  Investment income--net.......................           --+          (.17)         (.15)         (.13)         (.13)
  Realized gain--net...........................         (.09)          (.02)           --          (.13)         (.69)
                                                  ----------     ----------    ----------    ----------    ----------
Total dividends and distributions..............         (.09)          (.19)         (.15)         (.26)         (.82)
                                                  ----------     ----------    ----------    ----------    ----------
Net asset value, end of period.................   $    15.13     $    15.70    $    14.31    $    10.85    $    13.47
                                                  ==========     ==========    ==========    ==========    ==========
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.............       (3.04%)@       11.07%        33.23%       (17.77%)        4.26%
                                                  ==========     ==========    ==========    ==========    ==========
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.......................................         .67%*          .66%          .67%          .67%          .68%
                                                  ==========     ==========    ==========    ==========    ==========
Investment income--net.........................        1.20%*         1.09%         1.17%         1.02%         1.00%
                                                  ==========     ==========    ==========    ==========    ==========
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).......   $1,106,842     $1,306,051    $1,306,427    $1,051,063    $1,310,134
                                                  ==========     ==========    ==========    ==========    ==========
Portfolio turnover.............................       25.73%         47.48%        24.57%        41.31%        61.04%
                                                  ==========     ==========    ==========    ==========    ==========
---------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Amount is less than $(.01) per share.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Basic Value V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                   CLASS II
                                                           ---------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                FOR THE SIX         FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE              MONTHS ENDED    -----------------------------------------
FINANCIAL STATEMENTS.                                      JUNE 30, 2005    2004       2003        2002       2001
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.....................     $ 15.66      $ 14.27    $ 10.82    $  13.43    $ 13.68
                                                              -------      -------    -------    --------    -------
Investment income--net***................................         .08          .14        .12         .11        .11
Realized and unrealized gain (loss)--net.................        (.58)        1.42       3.46       (2.48)       .45
                                                              -------      -------    -------    --------    -------
Total from investment operations.........................        (.50)        1.56       3.58       (2.37)       .56
                                                              -------      -------    -------    --------    -------
Less dividends and distributions:
  Investment income--net.................................          --+        (.15)      (.13)       (.11)      (.12)
  Realized gain--net.....................................        (.09)        (.02)        --        (.13)      (.69)
                                                              -------      -------    -------    --------    -------
Total dividends and distributions........................        (.09)        (.17)      (.13)       (.24)      (.81)
                                                              -------      -------    -------    --------    -------
Net asset value, end of period...........................     $ 15.07      $ 15.66    $ 14.27    $  10.82    $ 13.43
                                                              =======      =======    =======    ========    =======
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.......................      (3.18%)@     10.94%     33.05%     (17.89%)     4.05%
                                                              =======      =======    =======    ========    =======
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.................................................        .82%*        .81%       .82%        .82%       .83%
                                                              =======      =======    =======    ========    =======
Investment income--net...................................       1.05%*        .94%      1.02%        .87%       .85%
                                                              =======      =======    =======    ========    =======
--------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).................     $32,078      $36,886    $38,154    $ 33,535    $46,031
                                                              =======      =======    =======    ========    =======
Portfolio turnover.......................................      25.73%       47.48%     24.57%      41.31%     61.04%
                                                              =======      =======    =======    ========    =======
--------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Amount is less than $(.01) per share.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Basic Value V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                        CLASS III
                                                              ------------------------------
                                                              FOR THE SIX    FOR THE PERIOD
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                  MONTHS ENDED    MAY 25, 2004+
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                   JUNE 30,     TO DECEMBER 31,
FINANCIAL STATEMENTS.                                             2005            2004
--------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................    $ 15.69          $ 14.29
                                                                -------          -------
Investment income--net***...................................        .07              .08
Realized and unrealized gain (loss)--net....................       (.58)            1.50
                                                                -------          -------
Total from investment operations............................       (.51)            1.58
                                                                -------          -------
Less dividends and distributions:
  Investment income--net....................................         --++           (.16)
  Realized gain--net........................................       (.09)            (.02)
                                                                -------          -------
Total dividends and distributions...........................       (.09)            (.18)
                                                                -------          -------
Net asset value, end of period..............................    $ 15.09          $ 15.69
                                                                =======          =======
--------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................     (3.24%)@         11.08%@
                                                                =======          =======
--------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................       .92%*            .92%*
                                                                =======          =======
Investment income--net......................................       .93%*            .89%*
                                                                =======          =======
--------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................    $ 4,741          $ 2,730
                                                                =======          =======
Portfolio turnover..........................................     25.73%           47.48%
                                                                =======          =======
--------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Commencement of operations.

++  Amount is less than $(.01) per share.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Basic Value V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

FAM Variable Series Funds, Inc. (formerly
Merrill Lynch Variable Series Funds, Inc.) (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Mercury Basic Value V.I. Fund (formerly Merrill Lynch Basic Value V.I. Fund) (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal recurring nature. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are

--------------------------------------------------------------------------------

determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Company's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium received).

  Written options are non-income producing investments.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

  (e) Dividends and distributions to shareholders--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (f) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (g) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (h) Custodian bank--The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft which resulted from management estimates of available cash.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"), doing business as Mercury Advisors. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc.

--------------------------------------------------------------------------------

("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .60% of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.
  Pursuant to the Distribution Plan adopted by the Company, pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% and .25% of the average daily value of the Fund's Class II and Class III net assets, respectively.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, or its affiliates. As of June 30, 2005, the Fund lent securities with a value of $6,920,676 to MLPF&S or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the six months ended June 30, 2005, MLIM, LLC received $21,392 in securities lending agent fees from the Fund.
  In addition, for the six months ended June 30, 2005, MLPF&S earned $134,927 in commissions on the execution of portfolio security transactions.

  In addition, the Fund reimbursed MLIM $14,743 for certain accounting services for the six months ended June 30, 2005.
  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, ML & Co., and/or MLIM, LLC.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2005 were $314,368,776 and $382,056,750, respectively.

  Transactions in options written for the six months ended June 30, 2005 were as follows:

--------------------------------------------------------------------
                                           Shares Subject   Premiums
Call Options Written                         to Options     Received
--------------------------------------------------------------------
Outstanding call options written,
 beginning of period.....................         --        $     --
Options written..........................      1,663         172,501
                                               -----        --------
Outstanding call options written, end of
 period..................................      1,663        $172,501
                                               =====        ========
--------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions was $153,141,587 and $120,873,796 for the six months ended June 30, 2005 and the year ended December 31, 2004, respectively.

  Transactions in capital shares for each class were as follows:

---------------------------------------------------------------------
Class I Shares for the Six Months Ended                    Dollar
June 30, 2005                              Shares          Amount
---------------------------------------------------------------------
Shares sold..........................        420,840    $   6,432,620
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................        492,540        7,614,673
                                         -----------    -------------
Total issued.........................        913,380       14,047,293
Shares redeemed......................    (10,905,772)    (165,873,633)
                                         -----------    -------------
Net decrease.........................     (9,992,392)   $(151,826,340)
                                         ===========    =============
---------------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended                      Dollar
December 31, 2004                      Shares          Amount
-----------------------------------------------------------------
Shares sold........................    4,614,873    $  68,622,132
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.....................    1,005,972       15,793,761
                                     -----------    -------------
Total issued.......................    5,620,845       84,415,893
Shares redeemed....................  (13,769,347)    (203,215,728)
                                     -----------    -------------
Net decrease.......................   (8,148,502)   $(118,799,835)
                                     ===========    =============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class II Shares for the Six Months Ended                Dollar
June 30, 2005                              Shares       Amount
-----------------------------------------------------------------
Shares sold.............................    16,491    $   249,389
Shares issued to shareholders in
 reinvestment of dividends and
 distributions..........................    13,698        211,092
                                          --------    -----------
Total issued............................    30,189        460,481
Shares redeemed.........................  (257,335)    (3,918,654)
                                          --------    -----------
Net decrease............................  (227,146)   $(3,458,173)
                                          ========    ===========
-----------------------------------------------------------------

--------------------------------------------------------------------------------

-----------------------------------------------------------------
Class II Shares for the Year Ended                      Dollar
December 31, 2004                          Shares       Amount
-----------------------------------------------------------------
Shares sold.............................    17,365    $   250,615
Shares issued to shareholders in
 reinvestment of dividends and
 distributions..........................    25,374        397,369
                                          --------    -----------
Total issued............................    42,739        647,984
Shares redeemed.........................  (361,452)    (5,293,175)
                                          --------    -----------
Net decrease............................  (318,713)   $(4,645,191)
                                          ========    ===========
-----------------------------------------------------------------

-----------------------------------------------------------------
Class III Shares for the Six Months Ended                Dollar
June 30, 2005                               Shares       Amount
-----------------------------------------------------------------
Shares sold...............................  144,211    $2,204,544
Shares issued to shareholders in
 reinvestment of dividends and
 distributions............................    1,392        21,488
                                            -------    ----------
Total issued..............................  145,603     2,226,032
Shares redeemed...........................   (5,453)      (83,106)
                                            -------    ----------
Net increase..............................  140,150    $2,142,926
                                            =======    ==========
-----------------------------------------------------------------

-----------------------------------------------------------------
Class III Shares for the Period                          Dollar
May 24, 2004+ to December 31, 2004          Shares       Amount
-----------------------------------------------------------------
Shares sold...............................  178,094    $2,628,805
Shares issued to shareholders in
 reinvestment of dividends and
 distributions............................    2,004        31,428
                                            -------    ----------
Total issued..............................  180,098     2,660,233
Shares redeemed...........................   (6,060)      (89,003)
                                            -------    ----------
Net increase..............................  174,038    $2,571,230
                                            =======    ==========
-----------------------------------------------------------------

+ Commencement of operations.

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2005. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended June 30, 2005.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
A Discussion With Your Fund's Portfolio Managers
--------------------------------------------------------------------------------

  The Fund was positioned fairly defensively at period-end, as we continued to monitor the interest rate environment and the credit markets for an opportunity to become more aggressive.

HOW DID THE FUND PERFORM DURING THE PERIOD IN LIGHT OF THE EXISTING MARKET CONDITIONS?

  For the six-month period ended June 30, 2005, Mercury Core Bond V.I. Fund's Class I Shares posted a total return of +2.23%. For the same period, the benchmark Lehman Brothers Aggregate Bond Index returned +2.51%.

  We reduced our exposure to spread products significantly during the period given their relative outperformance and a pronounced change in market sentiment. It appeared investors had finally started to heed the warning issued by the Federal Reserve Board (the Fed). Specifically, at the December Federal Open Market Committee meeting, the Fed addressed the idea of potentially excessive risk-taking in financial markets evidenced by, among other things, quite narrow credit spreads.

  Having reduced our credit exposure, it was our short duration profile and corresponding yield curve positioning that most affected Fund performance. We had positioned the Fund with a yield curve flattening bias. Specifically, we expected rates to rise all along the curve, but felt that the long end would move up slower and/or less than the short end. This scenario played out in the first three months, and we were able to generate alpha (excess return beyond the benchmark return) for our shareholders. In the second half of the period, our underlying thesis was correct: The curve continued to flatten. However, instead of moving up modestly, long-term rates actually declined. Thus, over the full six months, the overall effect of our yield curve positioning was fairly muted. While the curve positioning benefited the portfolio, the absolute direction of rates offset that strategy and hurt performance slightly.

  Notably, the dramatic decline in long-term rates has continued to surprise the market and the Fed, which increased the federal funds rate 100 basis points (1.00%) in four separate moves during the period. This brought the federal funds rate to 3.25% at period-end, up from 1% in June 2004. As expected, two-year Treasury yields moved in concert with the rate hikes and increased 58 basis points over the past six months. Ten-year Treasury yields, in the meantime, declined 30 basis points. The spread between two-year and 10-year Treasury notes fell from 116 basis points at the end of December 2004 to just 28 basis points at June 30, 2005.

  Finally, the reduction of our position in the auto sector detracted slightly from performance in the second half of the period. While we had favored autos for some time--particularly via our positions in Ford Motor Credit Co., General Motors Acceptance Corp. and DaimlerChrysler NA Holding Corp.--earnings disappointments in the industry began to have an effect on these credits. As a result, we anticipated a widening of credit spreads and reduced our exposure.

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

  We significantly reduced our exposure to both investment grade credit and high yield bonds, bringing our overweight to investment grade credit from 12% to 0% and our overweight to high yield from approximately 3% to less than 1%. At the same time, we also improved the overall credit quality of the corporate bonds we retained in the portfolio. We believe this makes for a much less volatile product, and brings the Fund closer in line with its benchmark.

  Also during the period, we added exposure to commercial mortgage-backed securities and Treasury Inflation Protected Securities (TIPS), creating overweightings relative to the benchmark of 2% and 1%, respectively. We also continued to use derivatives to manage interest rate risk.

  Aside from the previously mentioned reduction in autos and a slight underweighting in the mortgage sector, the Fund is largely neutral in terms of sector allocations. We are focusing on our yield curve positioning and duration call as the key drivers of performance. In that regard, we have an above-market weighting in 30-year Treasury securities. We believe the yield curve will flatten further as short-term rates continue to rise more sharply than long-term rates. This, combined with some positive technicals that are helping to support the long end of the Treasury curve, should benefit the portfolio.

  Specifically, it is largely anticipated that pension reform on the part of the U.S. Department of Labor will require pension funds to begin adding longer-dated fixed income assets to their portfolios. We are seeking to take advantage of this by increasing our exposure to longer-dated issues, as we expect that the new legislation, combined with the yield curve flattening, will put greater demand on the long end of the curve.

--------------------------------------------------------------------------------

HOW WOULD YOU CHARACTERIZE THE FUND'S POSITION AT THE CLOSE OF THE PERIOD?

  We maintained our short duration bias at period-end, as we are expecting interest rates to drift up modestly from their current levels. We are also prepared for a continuation of the yield curve flattening trend, as the higher federal funds rate will continue to put upward pressure on short-term interest rates, more so than on long-term interest rates. In fact, we believe the Fed wants to flatten the yield curve to widen credit spreads and also wants interest rates higher to take some of the steam out of the red-hot housing market.

  Overall, we would describe the Fund's position as defensive both in terms of relatively low interest rate risk and a conservative asset allocation consisting of minimal exposure to corporate, high yield and mortgage-backed securities. Essentially, we are waiting for opportunities to enter riskier asset classes and to bring the portfolio's duration profile closer to that of the benchmark. These opportunities may present themselves in the form of higher interest rates or a widening in credit spreads, which would prompt us to be more aggressive.

John Burger
Vice President and Portfolio Manager

Patrick Maldari
Vice President and Portfolio Manager

James J. Pagano
Vice President and Portfolio Manager

Frank Viola
Vice President and Portfolio Manager

July 13, 2005

  We are pleased to announce that John Burger and Frank Viola have joined Patrick Maldari and James Pagano in the day-to-day management of Mercury Core Bond V.I. Fund of FAM Variable Series Funds, Inc. Mr. Burger has been a Director with Merrill Lynch Investment Managers (MLIM) since 2000 and Vice President thereof from 1998 to 2000. Mr. Viola has been a Director with MLIM since 1997.

---------------------------------------------------------

  Effective May 1, 2005, the name of the Fund was changed to Mercury Core Bond V.I. Fund of FAM Variable Series Funds, Inc. This change has no impact on the Fund's investment objective or its management team, nor does it result in a change to the Fund's symbol.

---------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/05                                           +6.70%
--------------------------------------------------------------------------
Five Years Ended 6/30/05                                         +7.12
--------------------------------------------------------------------------
Ten Years Ended 6/30/05                                          +6.08
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Aggregate Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
Inception (9/30/04) through 6/30/05                              +3.34%
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Aggregate Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
Inception (9/30/04) through 6/30/05                              +3.34%
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH     STANDARDIZED
AS OF JUNE 30, 2005                                           TOTAL RETURN   TOTAL RETURN   30-DAY YIELD
--------------------------------------------------------------------------------------------------------
Class I Shares*                                                  +2.23%         +6.70%          3.19%
--------------------------------------------------------------------------------------------------------
Class II Shares*                                                 +2.23             --             --
--------------------------------------------------------------------------------------------------------
Class III Shares*                                                +2.23             --             --
--------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index**                           +2.51          +6.80             --
--------------------------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns. Class II and Class III Shares commenced operations on 9/30/04. Returns do not show the effects of distribution fees (12(b)-1 fees) applicable to Class II and Class III Shares because these fees have not yet been charged. If such fees were included, returns shown would have been lower.

** This unmanaged market-weighted Index is comprised of U.S. government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment grade (rated BBB or better) corporate bonds.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2005 and held through June 30, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other fund's shareholder reports.

  The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  EXPENSES PAID
                                                                 BEGINNING         ENDING       DURING THE PERIOD
                                                               ACCOUNT VALUE    ACCOUNT VALUE   JANUARY 1, 2005 TO
                                                              JANUARY 1, 2005   JUNE 30, 2005     JUNE 30, 2005*
------------------------------------------------------------------------------------------------------------------
ACTUAL
------------------------------------------------------------------------------------------------------------------
Class I                                                           $1,000          $1,022.30           $2.56
------------------------------------------------------------------------------------------------------------------
Class II                                                          $1,000          $1,022.30           $2.56
------------------------------------------------------------------------------------------------------------------
Class III                                                         $1,000          $1,022.30           $2.56
------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
------------------------------------------------------------------------------------------------------------------
Class I                                                           $1,000          $1,022.27           $2.56
------------------------------------------------------------------------------------------------------------------
Class II                                                          $1,000          $1,022.27           $2.56
------------------------------------------------------------------------------------------------------------------
Class III                                                         $1,000          $1,022.27           $2.56
------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.51% for Class I, .51% for Class II and .51% for Class
    III), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Currently, Class II and Class III have money from an affiliated entity and are not accruing their distribution fees (12(b)-1 fees). If, during the period, the distribution fees were accrued, the actual expense ratios would have been approximately .66% and .76%, the actual expenses paid would have been approximately $3.31 and $3.81, and the hypothetical expenses paid would have been approximately $3.31 and $3.81 for Class II and Class III, respectively.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Portfolio Information as of June 30, 2005
--------------------------------------------------------------------------------

                                                                 PERCENT OF
                         ASSET MIX                            TOTAL INVESTMENTS
-------------------------------------------------------------------------------
Corporate Bonds.............................................        22.9%
Non-Government Agency Mortgage-Backed Securities............        14.7
Government & Agency Mortgage-Backed Securities..............        13.4
Asset-Backed Securities.....................................        12.4
Government & Agency Obligations.............................        11.6
Preferred Securities........................................         1.3
Municipal Bonds.............................................         0.2
Other*......................................................        23.5
-------------------------------------------------------------------------------

* Includes portfolio holdings in short-term investments and options.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Schedule of Investments as of June 30, 2005                    (in U.S. dollars)
--------------------------------------------------------------------------------

                                   FACE
                                  AMOUNT                       ASSET-BACKED SECURITIES+                    VALUE
--------------------------------------------------------------------------------------------------------------------
                              USD  2,352,115      ACE Securities Corp. Series 2003-OP1 Class A2,
                                                    3.674% due 12/25/2033 (b)........................  $  2,355,820
                                     301,909      Advanta Mortgage Loan Trust Series 1999-3 Class A4,
                                                    7.75% due 10/25/2026.............................       306,263
                                   2,638,592      Aegis Asset-Backed Securities Trust Series 2004-1
                                                    Class A, 3.66% due 4/25/2034 (b).................     2,643,823
                                   4,128,000      Bear Stearns Adjustable Rate Mortgage Trust Series
                                                    2004-4 Class A4, 3.515% due 6/25/2034 (b)........     4,034,736
                                   2,550,000      Bear Stearns Asset-Backed Securities, Inc. Series
                                                    2004-HE9 Class 1A2, 3.684% due 3/25/2032 (b).....     2,558,299
                                   2,333,790      CIT Equipment Collateral Series 2003-VT1 Class A3A,
                                                    3.39% due 4/20/2007 (b)..........................     2,335,305
                                     286,095      CIT Group Home Equity Loan Trust Series 2003-1
                                                    Class A2, 2.35% due 4/20/2027....................       285,540
                                                  California Infrastructure Series 1997-1:
                                     798,031        PG&E-1 Class A7, 6.42% due 9/25/2008.............       811,752
                                     603,619        SCE-1 Class A6, 6.38% due 9/25/2008..............       614,447
                                                  Capital Auto Receivables Asset Trust:
                                     675,480        Series 2003-2 Class B, 3.50% due 1/15/2009 (b)...       676,506
                                     900,000        Series 2004-2 Class D, 5.82% due 5/15/2012 (a)...       905,874
                                   6,500,000      Capital One Master Trust Series 2000-4 Class C,
                                                    4.02% due 8/15/2008 (a)(b).......................     6,522,344
                                     515,409      Centex Home Equity Series 2003-B Class AV, 3.59%
                                                    due 6/25/2033 (b)................................       515,627
                                                  Chase Credit Card Master Trust Class C (b):
                                   3,550,000        Series 2000-3, 3.92% due 1/15/2008...............     3,556,223
                                   6,500,000        Series 2003-1, 4.32% due 4/15/2008...............     6,530,155
                                                  Countrywide Asset-Backed Certificates (b):
                                   2,100,000        Series 2003-2 Class M1, 4.014% due 6/26/2033.....     2,109,710
                                   1,621,394        Series 2003-BC3 Class A2, 3.62% due 9/25/2033....     1,623,065
                                   2,519,752        Series 2004-5 Class A, 3.76% due 10/25/2034......     2,530,992
                                   1,600,000        Series 2004-5 Class M2, 3.98% due 7/25/2034......     1,605,979
                                   1,750,000        Series 2004-13 Class AF4, 4.583% due 1/25/2033...     1,739,655
                                   1,750,000        Series 2004-13 Class MF1, 5.071% due 12/25/2034..     1,750,065
                                                  First Franklin Mortgage Loan Asset-Backed
                                                    Certificates Class A2 (b):
                                   1,995,546        Series 2003-FF5, 2.82% due 3/25/2034.............     1,994,101
                                   4,900,000        Series 2004-FF10, 3.714% due 12/25/2032..........     4,917,628
                                     973,115      HFC Home Equity Loan Asset-Backed Certificates
                                                    Series 2002-2 Class A, 3.56% due 4/20/2032 (b)...       974,216
                                     369,145      Household Automotive Trust Series 2002-3 Class A3A,
                                                    2.75% due 6/18/2007..............................       368,926
                                                  Long Beach Mortgage Loan Trust (b):
                                     918,301        Series 2002-4 Class 2A, 3.77% due 11/26/2032.....       920,890
                                   2,847,853        Series 2004-1 Class A3, 3.61% due 2/25/2034......     2,850,927
                                                  Morgan Stanley ABS Capital (b):
                                   1,300,000        Series 2003-NC5 Class M2, 5.314% due 4/25/2033...     1,316,635
                                   2,370,412        Series 2004-NC1 Class A2, 3.68% due 12/27/2033...     2,378,520
                                   2,423,759        Series 2004-NC2 Class A2, 3.61% due 12/25/2033...     2,430,110
                                   1,653,479        Series 2004-WMC1 Class A3, 3.56% due 6/25/2034...     1,653,987
                                                  Morgan Stanley ABS Capital I (b):
                                   5,197,489        Series 2005-HE1 Class A2MZ, 3.61% due
                                                    12/25/2034.......................................     5,205,480
                                   1,963,699        Series 2005-NC2 Class A1MZ, 3.56% due 3/25/2035..     1,963,660
                                   1,983,299        Series 2005-NC2 Class A2MZ, 3.56% due 3/25/2035..     1,983,259
                                                  New Century Home Equity Loan Trust Class A3 (b):
                                   3,529,735        Series 2004-2, 3.56% due 8/25/2034...............     3,530,533
                                   4,992,611        Series 2004-3, 3.704% due 11/25/2034.............     5,010,359

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Schedule of Investments as of June 30, 2005 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                   FACE
                                  AMOUNT                       ASSET-BACKED SECURITIES+                    VALUE
--------------------------------------------------------------------------------------------------------------------
                                                  Option One Mortgage Loan Trust (b):
                              USD  1,896,141        Series 2003-4 Class A2, 3.63% due 7/25/2033......  $  1,899,427
                                     650,000        Series 2005-1 Class M5, 4.564% due 2/25/2035.....       652,731
                                   2,758,019      Residential Asset Securities Corp. Series 2003-KS5
                                                    Class AIIB, 3.60% due 7/25/2033 (b)..............     2,763,001
                                     610,612      Saxon Asset Securities Trust Series 2002-3 Class
                                                    AV, 3.71% due 12/25/2032 (b).....................       611,021
--------------------------------------------------------------------------------------------------------------------
                                                  TOTAL ASSET-BACKED SECURITIES
                                                  (COST--$89,307,744)--14.4%.........................    89,437,591
--------------------------------------------------------------------------------------------------------------------
                                                            GOVERNMENT & AGENCY OBLIGATIONS
--------------------------------------------------------------------------------------------------------------------
                                   4,840,000      Fannie Mae, 7.125% due 1/15/2030...................     6,617,422
                                   3,400,000      Federal Home Loan Bank System, 2.75% due
                                                    11/15/2006.......................................     3,349,935
                                                  U.S. Treasury Bonds:
                                   2,280,000        7.50% due 11/15/2016 (c).........................     2,988,314
                                   1,390,000        8.125% due 8/15/2019.............................     1,969,673
                                   4,820,000        7.25% due 8/15/2022..............................     6,558,964
                                   1,010,000        6.25% due 8/15/2023..............................     1,258,673
                                   1,010,000        6.625% due 2/15/2027.............................     1,340,499
                                  17,635,000        5.375% due 2/15/2031 (h).........................    20,809,300
                                                  U.S. Treasury Inflation Indexed Bonds:
                                   3,729,790        3.875% due 1/15/2009.............................     4,058,332
                                   3,259,650        3.50% due 1/15/2011..............................     3,612,736
                                   6,877,642        1.625% due 1/15/2015.............................     6,852,656
                                                  U.S. Treasury Notes:
                                   9,180,000        7% due 7/15/2006.................................     9,498,069
                                     910,000        3.75% due 5/15/2008..............................       911,991
                                   1,230,000        3.875% due 5/15/2010.............................     1,237,015
                                   2,365,000        3.625% due 6/15/2010 (h).........................     2,354,653
                                     430,000        5% due 2/15/2011.................................       456,858
                                   9,735,000        4.125% due 5/15/2015 (h).........................     9,877,219
--------------------------------------------------------------------------------------------------------------------
                                                  TOTAL GOVERNMENT & AGENCY OBLIGATIONS
                                                  (COST--$80,267,839)--13.4%.........................    83,752,309
--------------------------------------------------------------------------------------------------------------------
                                                     GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES+
--------------------------------------------------------------------------------------------------------------------
                                                  Fannie Mae Guaranteed Pass-Through Certificates:
                                   7,300,002        4.50% due 3/01/2020..............................     7,272,486
                                  27,026,418        5.00% due 7/15/2020..............................    27,322,033
                                   3,188,910        5.00% due 7/15/2035..............................     3,188,910
                                  30,304,000        5.50% due 7/15/2035..............................    30,711,225
                                     397,653        6.00% due 2/01/2017..............................       411,279
                                   1,832,319        6.50% due 5/01/2032-7/01/2032....................     1,900,233
                                                  Freddie Mac Mortgage Participation Certificates:
                                   9,278,333        5.00% due 8/15/2035..............................     9,258,032
                                   1,612,642        5.50% due 11/01/2017-5/01/2019...................     1,655,903
                                   3,344,320        5.50% due 10/01/2034-3/01/2035...................     3,393,138
                                     607,079        6.00% due 4/01/2017..............................       627,747
                                   7,010,765        6.00% due 11/01/2033.............................     7,193,511
                                     496,527        6.50% due 6/01/2016..............................       516,699
                                   1,336,844        7.00% due 10/01/2031-9/01/2032...................     1,407,650
                                     337,810        7.50% due 5/01/2032..............................       361,714
                                   1,747,088      Ginnie Mae MBS Certificates, 6.50% due 4/15/2032-
                                                    9/15/2034........................................     1,826,090
--------------------------------------------------------------------------------------------------------------------
                                                  TOTAL GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
                                                  (COST--$96,822,954)--15.6%.........................    97,046,650
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Schedule of Investments as of June 30, 2005 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                        FACE                     NON-GOVERNMENT AGENCY
                                      AMOUNT                  MORTGAGE-BACKED SECURITIES+                  VALUE
--------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE
OBLIGATIONS--13.0%

                              USD  1,600,000      Ameriquest Mortgage Securities, Inc. Series 2004-R1
                                                    Class M2, 3.894% due 2/25/2034 (b)...............  $  1,602,273
                                   4,150,000      Argent Securities, Inc. Series 2004-W11 Class A3,
                                                    3.674% due 11/25/2034 (b)........................     4,163,685
                                   1,950,000      Credit-Based Asset Servicing and Securitization
                                                    Series 2005-CB2 Class AV2, 3.514% due 4/25/2036
                                                    (b)..............................................     1,950,394
                                   2,850,000      GE Dealer Floorplan Master Note Trust Series 2004-2
                                                    Class B, 3.55% due 7/20/2009 (b).................     2,857,699
                                                  GS Mortgage Securities Corp. II:
                                   2,700,000        Series 2005-GG4 Class A2, 4.475% due 7/10/2039...     2,718,056
                                   4,050,000        Series 2005-GG4 Class A4A, 4.751% due 7/10/2039..     4,114,699
                                                  Home Equity Asset Trust (b):
                                   3,610,054        Series 2005-1 Class A2, 3.59% due 5/25/2035......     3,609,693
                                   2,670,778        Series 2005-3 Class 1A2, 3.56% due 8/25/2035.....     2,670,726
                                   2,200,000      Impac Secured Assets CMN Owner Trust Series 2004-3
                                                    Class M1, 3.917% due 11/25/2034 (b)..............     2,210,888
                                   4,808,679      Impac Secured Assets Corp. Series 2004-3 Class 1A4,
                                                    3.71% due 11/25/2034 (b).........................     4,822,206
                                                  JPMorgan Chase Commercial Mortgage Securities Co.
                                                    Series 2005-LDP2:
                                   2,700,000        Class A2, 4.575% due 7/15/2042...................     2,721,654
                                   6,700,000        Class A4, 4.738% due 7/15/2042 (b)...............     6,755,945
                                   2,950,000      LB-UBS Commercial Mortgage Trust Series 2005-C3
                                                    Class A5, 4.739% due 7/15/2030...................     2,989,641
                                   4,586,903      New Century Home Equity Loan Trust Series 2005-2
                                                    Class A2MZ, 3.57% due 6/25/2035 (b)..............     4,587,786
                                                  Park Place Securities, Inc. Series 2005-WCH1 (b):
                                   2,437,381        Class A1B, 3.61% due 1/25/2035...................     2,441,366
                                   1,941,342        Class A3D, 3.65% due 1/25/2035...................     1,944,539
                                     750,000      Popular ABS Mortgage Pass-Through Trust Series
                                                    2005-1 Class M2, 5.507% due 5/25/2035............       755,101
                                   5,758,481      RMAC Plc Series 2003-NS2A Class A2C, 3.79% due
                                                    9/12/2035 (b)....................................     5,774,676
                                                  Residential Asset Mortgage Products, Inc. (b):
                                   3,700,000        Series 2004-RS11 Class A2, 3.584% due
                                                    12/25/2033.......................................     3,712,927
                                   2,650,000        Series 2005-RS3 Class AI2, 3.484% due
                                                    3/25/2035........................................     2,657,067
                                                  Structured Asset Investment Loan Trust (b):
                                   3,250,000        Series 2003-BC6 Class M1, 4.064% due 7/25/2033...     3,269,319
                                   1,090,000        Series 2004-8 Class M4, 4.314% due 9/25/2034.....     1,093,083
                                                  Structured Asset Securities Corp. (b):
                                   1,706,266        Series 2004-23XS Class 2A1, 3.614% due
                                                    1/25/2035........................................     1,707,908
                                   1,875,129        Series 2005-GEL2 Class A, 3.59% due 4/25/2035....     1,875,092
                                   1,099,732      Washington Mutual Series 2005-AR2 Class B4, 4.025%
                                                    due 1/25/2045 (b)................................     1,099,732
                                   6,400,000      Wells Fargo Home Equity Trust Series 2004-2 Class
                                                    A32, 3.654% due 2/25/2032 (b)....................     6,423,517
                                     650,000      Whole Auto Loan Trust Series 2004-1 Class D, 5.60%
                                                    due 3/15/2011....................................       654,218
                                                                                                       ------------
                                                                                                         81,183,890
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Schedule of Investments as of June 30, 2005 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                        FACE                     NON-GOVERNMENT AGENCY
                                      AMOUNT                  MORTGAGE-BACKED SECURITIES+                  VALUE
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED
SECURITIES--4.0%

                              USD  5,200,000      Banc of America Large Loan Series 2003-BBA2 Class
                                                    A3, 3.54% due 11/15/2015 (b).....................  $  5,204,077
                                                  Commercial Mortgage Pass-Through Certificates (b):
                                   3,950,000        Series 2003-FL8 Class A2, 3.42% due 7/15/2015
                                                    (a)..............................................     3,953,196
                                   7,450,000        Series 2003-FL9 Class A3, 3.54% due 11/15/2015...     7,455,221
                                                  Greenwich Capital Commercial Funding Corp.:
                                   1,971,212        Series 2003-FL1 Class A, 3.47% due 7/05/2018
                                                    (b)..............................................     1,971,535
                                   4,180,000        Series 2004-GG1 Class A4, 4.755% due 6/10/2036...     4,252,667
                                   2,029,111      Nationslink Funding Corp. Series 1999-2 Class A3,
                                                    7.181% due 6/20/2031.............................     2,072,532
                                                                                                       ------------
                                                                                                         24,909,228
--------------------------------------------------------------------------------------------------------------------
                                                  TOTAL NON-GOVERNMENT AGENCY MORTGAGE-BACKED
                                                  SECURITIES (COST--$105,768,169)--17.0%.............   106,093,118
--------------------------------------------------------------------------------------------------------------------
INDUSTRY@                                                           CORPORATE BONDS
--------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--0.5%          1,765,000      Goodrich Corp., 6.60% due 5/15/2009................     1,893,850
                                     790,000      Raytheon Co., 8.30% due 3/01/2010..................       915,525
                                                                                                       ------------
                                                                                                          2,809,375
--------------------------------------------------------------------------------------------------------------------
AIRLINES--0.4%                       643,795      American Airlines, Inc. Series 2003-1, 3.857% due
                                                    1/09/2012........................................       631,781
                                     600,000      Continental Airlines, Inc. Series 2002-1, 6.563%
                                                    due 8/15/2013....................................       637,678
                                     940,000      Southwest Airlines Co., 7.875% due 9/01/2007.......     1,005,782
                                                                                                       ------------
                                                                                                          2,275,241
--------------------------------------------------------------------------------------------------------------------
AUTOMOBILES--0.3%
                                                  DaimlerChrysler NA Holding Corp.:
                                   1,255,000        4.75% due 1/15/2008..............................     1,259,849
                                     600,000        7.75% due 1/18/2011..............................       677,280
                                                                                                       ------------
                                                                                                          1,937,129
--------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY--0.4%                2,700,000      Abgenix, Inc., 3.50% due 3/15/2007 (e).............     2,551,500
--------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--1.5%
                                                  The Bear Stearns Cos., Inc.:
                                   1,290,000        3.49% due 1/30/2009 (b)..........................     1,295,596
                                     375,000        5.70% due 11/15/2014.............................       402,114
                                   1,430,000      Credit Suisse First Boston USA, Inc., 4.70% due
                                                    6/01/2009........................................     1,453,133
                                                  Goldman Sachs Group, Inc.:
                                   2,845,000        5.70% due 9/01/2012..............................     3,027,140
                                   1,355,000        5.25% due 10/15/2013.............................     1,398,230
                                   1,605,000      Lehman Brothers Holdings, Inc., 3.50% due
                                                    8/07/2008........................................     1,571,728
                                     285,000      Mellon Funding Corp., 6.40% due 5/14/2011..........       315,018
                                                                                                       ------------
                                                                                                          9,462,959
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS--2.1%
                                                  Bank of America Corp.:
                                   1,085,000        5.875% due 2/15/2009.............................     1,146,730
                                     780,000        4.875% due 9/15/2012.............................       802,227
                                     580,000      Bank One Corp., 8% due 4/29/2027...................       770,498
                                   1,250,000      Barclays Bank Plc, 8.55% (a)(b)(f).................     1,503,844
                                     810,000      Corporacion Andina de Fomento, 6.875% due
                                                    3/15/2012........................................       906,921
                                     725,000      FirstBank Puerto Rico, 7.625% due 12/20/2005.......       730,550
                                   1,085,000      HSBC Bank USA NA, 5.875% due 11/01/2034............     1,182,360
                                     425,000      Hudson United Bancorp, 8.20% due 9/15/2006.........       443,114
                                     670,000      PNC Bank NA, 5.25% due 1/15/2017...................       693,436
                                     895,000      PNC Funding Corp., 6.125% due 2/15/2009............       950,504
                                     525,000      Popular North America, Inc., 3.875% due
                                                    10/01/2008.......................................       519,349
                                   1,535,000      Sovereign Bank, 5.125% due 3/15/2013...............     1,565,276

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Schedule of Investments as of June 30, 2005 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                   FACE
INDUSTRY@                         AMOUNT                            CORPORATE BONDS                        VALUE
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS
(CONCLUDED)
                              USD    655,000      US Bancorp, 3.564% due 9/16/2005 (b)...............  $    655,137
                                     950,000      Wells Fargo & Co., 5% due 11/15/2014...............       978,113
                                                                                                       ------------
                                                                                                         12,848,059
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES &
SUPPLIES--0.7%

                                                  Aramark Services, Inc.:
                                   1,020,000        6.375% due 2/15/2008.............................     1,068,890
                                     610,000        5% due 6/01/2012.................................       610,815
                                   1,900,000      Cendant Corp., 7.375% due 1/15/2013................     2,175,422
                                     710,000      International Lease Finance Corp., 2.95% due
                                                    5/23/2006........................................       703,822
                                                                                                       ------------
                                                                                                          4,558,949
--------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS                       830,000      Alltel Corp., 4.656% due 5/17/2007.................       836,516
EQUIPMENT--0.3%
                                   1,090,000      Harris Corp., 6.35% due 2/01/2028..................     1,182,337
                                                                                                       ------------
                                                                                                          2,018,853
--------------------------------------------------------------------------------------------------------------------
CONSUMER FINANCE--1.0%               975,000      Capital One Bank, 5.75% due 9/15/2010..............     1,028,926
                                                  HSBC Finance Corp.:
                                     905,000        6.50% due 11/15/2008.............................       965,945
                                     955,000        5.875% due 2/01/2009.............................     1,002,466
                                   1,785,000        6.75% due 5/15/2011..............................     1,981,261
                                                  MBNA Corp.:
                                     405,000        6.25% due 1/17/2007..............................       417,881
                                     250,000        5.625% due 11/30/2007............................       258,205
                                     650,000        4.625% due 9/15/2008.............................       658,858
                                                                                                       ------------
                                                                                                          6,313,542
--------------------------------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING--0.0%         225,000      Sealed Air Corp., 5.375% due 4/15/2008 (a).........       230,415
--------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL              1,110,000      American Honda Finance Corp., 3.799% due 10/03/2005
SERVICES--2.5%                                      (a)(b)...........................................     1,110,991
                                                  Citigroup, Inc.:
                                   2,210,000        5.625% due 8/27/2012.............................     2,360,565
                                   1,030,000        5.85% due 12/11/2034.............................     1,138,606
                                   1,290,000      General Electric Capital Corp., 6.75% due
                                                    3/15/2032........................................     1,591,845
                                                  JPMorgan Chase & Co.:
                                   1,270,000        5.75% due 1/02/2013..............................     1,360,691
                                   1,050,000        4.75% due 3/01/2015..............................     1,051,006
                                                  Sigma Finance Corp. (b):
                                   4,850,000        5.768% due 8/15/2011 (j).........................     4,850,000
                                   2,400,000        5.89% due 3/31/2014 (a)..........................     2,422,999
                                                                                                       ------------
                                                                                                         15,886,703
--------------------------------------------------------------------------------------------------------------------
DIVERSIFIED                          600,000      BellSouth Corp., 6% due 11/15/2034.................       638,032
TELECOMMUNICATION
SERVICES--1.5%

                                   2,378,000      Deutsche Telekom International Finance BV, 5.25%
                                                    due 7/22/2013....................................     2,468,911
                                     925,000      France Telecom SA, 8.50% due 3/01/2011.............     1,073,438
                                   1,620,000      GTE Corp., 6.84% due 4/15/2018.....................     1,845,358
                                     840,000      Royal KPN NV, 8% due 10/01/2010....................       972,653
                                   1,105,000      TELUS Corp., 7.50% due 6/01/2007...................     1,168,981
                                   1,032,000      Tele-Communications-TCI Group, 9.80% due
                                                    2/01/2012........................................     1,314,456
                                                                                                       ------------
                                                                                                          9,481,829
--------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--3.3%           2,120,000      AEP Texas Central Co. Series D, 5.50% due 2/15/2013
                                                    (a)..............................................     2,221,249
                                     735,000      Entergy Arkansas, Inc., 5.66% due 2/01/2025........       769,702
                                   1,030,000      Entergy Louisiana, Inc., 5.09% due 11/01/2014......     1,029,143
                                   1,530,000      Exelon Generation Co. LLC, 5.35% due 1/15/2014.....     1,586,769
                                   1,335,000      FirstEnergy Corp. Series B, 6.45% due 11/15/2011...     1,458,656
                                   3,350,000      PPL Capital Funding, 4.32% due 5/18/2006 (b).......     3,354,680
                                     975,000      PSEG Power LLC, 6.95% due 6/01/2012................     1,096,025
                                   1,135,000      Pacific Gas & Electric Co., 6.05% due 3/01/2034....     1,250,871

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Schedule of Investments as of June 30, 2005 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                   FACE
INDUSTRY@                         AMOUNT                            CORPORATE BONDS                        VALUE
--------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES
(CONCLUDED)
                              USD    730,000      Pepco Holdings, Inc., 4% due 5/15/2010.............  $    712,269
                                   3,700,000      Pinnacle West Energy Corp., 4.004% due 4/01/2007
                                                    (a)(b)...........................................     3,700,588
                                     860,000      Public Service Co. of New Mexico, 4.40% due
                                                    9/15/2008........................................       860,615
                                     625,000      Puget Energy, Inc., 5.483% due 6/01/2035...........       642,124
                                   1,010,000      SPI Electricity & Gas Australia Holdings Pty Ltd.,
                                                    6.15% due 11/15/2013 (a).........................     1,103,336
                                     235,000      Southern California Edison Co., 3.44% due 1/13/2006
                                                    (b)..............................................       235,291
                                     620,000      Westar Energy, Inc., 6% due 7/01/2014..............       676,432
                                                                                                       ------------
                                                                                                         20,697,750
--------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT &             2,900,000      Celestica, Inc., 3.691%** due 8/01/2020 (e)........     1,627,625
INSTRUMENTS--0.3%
--------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS--0.2%                1,415,000      Cadbury Schweppes US Finance LLC, 3.875% due
                                                    10/01/2008 (a)...................................     1,395,224
--------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT            EUR  3,190,000      Bundesobligation Series 143, 3.50% due 10/10/2008
OBLIGATIONS*--1.6%                                  (1)..............................................     4,017,311
                              USD  1,965,000      Italy Government International Bond, 4.50% due
                                                    1/21/2015 (1)....................................     1,988,702
                                                  Mexico Government International Bond (1):
                                   1,870,000        9.875% due 2/01/2010.............................     2,261,765
                                   1,010,000        6.375% due 1/16/2013.............................     1,084,235
                                     565,000        5.875% due 1/15/2014.............................       589,578
                                                                                                       ------------
                                                                                                          9,941,591
--------------------------------------------------------------------------------------------------------------------
GAS UTILITIES--0.1%                  945,000      Panhandle Eastern Pipe Line Series B, 2.75% due
                                                    3/15/2007........................................       920,337
--------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS &              869,000      Manor Care, Inc., 7.50% due 6/15/2006..............       891,485
SERVICES--0.1%
--------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS &                610,000      Harrah's Operating Co., Inc., 5.625% due 6/01/2015
LEISURE--0.1%                                       (a)..............................................       621,314
--------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES--1.0%           1,600,000      American Greetings, 6.10% due 8/01/2028............     1,650,000
                                                  DR Horton, Inc.:
                                   1,545,000        5% due 1/15/2009.................................     1,545,867
                                     680,000        6.875% due 5/01/2013.............................       735,832
                                     950,000        5.625% due 9/15/2014.............................       948,631
                                                  KB Home:
                                   1,355,000        5.75% due 2/01/2014..............................     1,342,938
                                      65,000        5.875% due 1/15/2015.............................        64,490
                                                                                                       ------------
                                                                                                          6,287,758
--------------------------------------------------------------------------------------------------------------------
IT SERVICES--0.3%                  1,555,000      First Data Corp., 4.50% due 6/15/2010..............     1,569,096
--------------------------------------------------------------------------------------------------------------------
INDUSTRIAL                         2,075,000      Tyco International Group SA, 6.75% due 2/15/2011...     2,303,462
CONGLOMERATES--0.4%
--------------------------------------------------------------------------------------------------------------------
INSURANCE--1.0%                    1,225,000      AON Corp., 6.70% due 1/15/2007.....................     1,263,978
                                     600,000      Montpelier Re Holdings Ltd., 6.125% due 8/15/2013..       634,268
                                   1,260,000      NLV Financial Corp., 7.50% due 8/15/2033 (a).......     1,453,740
                                     425,000      North Front Pass-Through Trust, 5.81% due
                                                    12/15/2024 (a)(b)................................       437,930
                                     310,000      Prudential Financial, Inc., 4.104% due
                                                    11/15/2006.......................................       310,860
                                   1,280,000      Prudential Holdings LLC, 8.695% due 12/18/2023
                                                    (a)..............................................     1,691,213
                                     385,000      Willis Group North America, Inc., 5.125% due
                                                    7/15/2010........................................       387,074
                                                                                                       ------------
                                                                                                          6,179,063
--------------------------------------------------------------------------------------------------------------------
MEDIA--1.4%                        1,530,000      Comcast Cable Communications Holdings, Inc., 8.375%
                                                    due 3/15/2013....................................     1,865,607
                                   1,790,000      Historic TW, Inc., 9.125% due 1/15/2013............     2,261,939
                                   1,650,000      Lenfest Communications, Inc.,10.50% due 6/15/2006..     1,737,287

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Schedule of Investments as of June 30, 2005 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                   FACE
INDUSTRY@                         AMOUNT                            CORPORATE BONDS                        VALUE
--------------------------------------------------------------------------------------------------------------------
MEDIA
(CONCLUDED)
                              USD    550,000      Media General, Inc., 6.95% due 9/01/2006...........  $    562,912
                                     630,000      News America Holdings, 9.25% due 2/01/2013.........       796,243
                                     555,000      News America, Inc., 6.75% due 1/09/2038............       630,236
                                     485,000      Time Warner, Inc., 7.625% due 4/15/2031............       605,711
                                                                                                       ------------
                                                                                                          8,459,935
--------------------------------------------------------------------------------------------------------------------
METALS & MINING--0.2%                965,000      Textron Financial Corp., 2.75% due 6/01/2006.......       955,640
--------------------------------------------------------------------------------------------------------------------
MULTI-UTILITIES--0.8%                160,000      Ameren Corp., 4.263% due 5/15/2007.................       160,135
                                                  Dominion Resources, Inc. Series B:
                                   1,051,000        7.625% due 7/15/2005.............................     1,051,945
                                     860,000        3.568% due 5/15/2006 (b).........................       861,876
                                                  Sempra Energy:
                                     665,000        4.621% due 5/17/2007.............................       668,140
                                     500,000        7.95% due 3/01/2010..............................       567,785
                                     490,000        6% due 2/01/2013.................................       522,323
                                   1,080,000      Southern Power Co. Series B, 6.25% due 7/15/2012...     1,179,562
                                                                                                       ------------
                                                                                                          5,011,766
--------------------------------------------------------------------------------------------------------------------
OIL & GAS--1.9%                      615,000      Amerada Hess Corp., 7.125% due 3/15/2033...........       729,459
                                     630,000      Consolidated Natural Gas Co., 5% due 12/01/2014....       637,323
                                     906,000      Kern River Funding Corp., 4.893% due 4/30/2018
                                                    (a)..............................................       926,666
                                     755,000      Kinder Morgan Energy Partners LP, 5.35% due
                                                    8/15/2007........................................       764,891
                                     785,000      Midamerican Energy Holdings Co., 5.875% due
                                                    10/01/2012.......................................       833,840
                                     695,000      Motiva Enterprises LLC, 5.20% due 9/15/2012 (a)....       716,551
                                   3,350,000      Pemex Project Funding Master Trust, 4.71% due
                                                    6/15/2010 (a)(b).................................     3,455,525
                                     695,000      Tengizchevroil Finance Co. SARL, 6.124% due
                                                    11/15/2014 (a)...................................       710,638
                                     395,000      Texaco Capital, Inc., 8.625% due 6/30/2010.........       474,623
                                   2,110,000      Ultramar Diamond Shamrock Corp., 6.75% due
                                                    10/15/2037.......................................     2,339,355
                                                                                                       ------------
                                                                                                         11,588,871
--------------------------------------------------------------------------------------------------------------------
PAPER & FOREST                     1,260,000      Celulosa Arauco y Constitucion SA, 8.625% due
PRODUCTS--0.5%                                      8/15/2010........................................     1,468,381
                                   1,455,000      Champion International Corp., 6.65% due
                                                    12/15/2037.......................................     1,624,439
                                                                                                       ------------
                                                                                                          3,092,820
--------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--0.3%              1,815,000      Wyeth, 5.50% due 3/15/2013.........................     1,910,199
--------------------------------------------------------------------------------------------------------------------
REAL ESTATE--0.5%                    575,000      Developers Diversified Realty Corp., 6.625% due
                                                    1/15/2008........................................       600,799
                                     700,000      Health Care Property Investors, Inc., 6.50% due
                                                    2/15/2006........................................       710,405
                                     775,000      Nationwide Health Properties, Inc., 6.59% due
                                                    7/07/2038........................................       841,925
                                     935,000      Westfield Capital Corp. Ltd., 5.125% due 11/15/2014
                                                    (a)..............................................       951,003
                                                                                                       ------------
                                                                                                          3,104,132
--------------------------------------------------------------------------------------------------------------------
ROAD & RAIL--0.6%                  1,570,000      CSX Corp., 6.75% due 3/15/2011.....................     1,733,227
                                                  Norfolk Southern Corp.:
                                     389,000        5.59% due 5/17/2025..............................       404,299
                                     426,000        7.25% due 2/15/2031..............................       544,041
                                                  Union Pacific Corp.:
                                     490,000        7.25% due 11/01/2008.............................       533,757
                                     460,000        5.375% due 5/01/2014.............................       479,708
                                                                                                       ------------
                                                                                                          3,695,032
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Schedule of Investments as of June 30, 2005 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                   FACE
INDUSTRY@                         AMOUNT                            CORPORATE BONDS                        VALUE
--------------------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE            USD  1,600,000      Countrywide Home Loans, Inc., 5.625% due
FINANCE--0.4%                                       7/15/2009........................................  $  1,667,816
                                     890,000      Washington Mutual, Inc., 4.20% due 1/15/2010.......       882,887
                                                                                                       ------------
                                                                                                          2,550,703
--------------------------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION           706,000      AT&T Wireless Services, Inc., 8.75% due 3/01/2031..       989,556
SERVICES--0.4%
                                   1,100,000      Sprint Capital Corp., 8.75% due 3/15/2032..........     1,530,222
                                                                                                       ------------
                                                                                                          2,519,778
--------------------------------------------------------------------------------------------------------------------
                                                  TOTAL CORPORATE BONDS
                                                  (COST--$160,755,994)--26.6%........................   165,698,135
--------------------------------------------------------------------------------------------------------------------
           STATE                                                    MUNICIPAL BONDS
--------------------------------------------------------------------------------------------------------------------
TEXAS--0.2%                        1,270,000      Dallas, Texas, General Obligation Bonds, Series C,
                                                    5.25% due 2/15/2024..............................     1,257,503
--------------------------------------------------------------------------------------------------------------------
                                                  TOTAL MUNICIPAL BONDS (COST--$1,270,000)--0.2%.....     1,257,503
--------------------------------------------------------------------------------------------------------------------
                                                                 PREFERRED SECURITIES
--------------------------------------------------------------------------------------------------------------------
INDUSTRY@                                                           CAPITAL TRUSTS
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS--0.1%               665,000      BAC Capital Trust VI, 5.625% due 3/08/2035.........       683,953
--------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.1%             585,000      Alabama Power Capital Trust V, 5.50% due 10/01/2042
                                                    (b)..............................................       602,991
--------------------------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE                660,000      Pemex Project Funding Master Trust, 7.375% due
FUELS--0.1%                                         12/15/2014.......................................       740,190
--------------------------------------------------------------------------------------------------------------------
                                                  TOTAL CAPITAL TRUSTS (COST--$1,937,609)--0.3%......     2,027,134
--------------------------------------------------------------------------------------------------------------------
                                      SHARES
                                        HELD                       PREFERRED STOCKS
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS--0.3%                   149      DG Funding Trust, 5.74% (a)........................     1,598,956
--------------------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE                    38,800      Fannie Mae, 7%.....................................     2,152,189
FINANCE--0.3%
--------------------------------------------------------------------------------------------------------------------
                                                  TOTAL PREFERRED STOCKS (COST--$3,797,786)--0.6%....     3,751,145
--------------------------------------------------------------------------------------------------------------------
                                        FACE
                                      AMOUNT                       TRUST PREFERREDS
--------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--0.6%     USD  3,685,000      RC Trust I, 7% due 5/15/2006.......................     3,733,369
--------------------------------------------------------------------------------------------------------------------
                                                  TOTAL TRUST PREFERREDS (COST--$3,788,322)--0.6%....     3,733,369
--------------------------------------------------------------------------------------------------------------------
                                                  TOTAL PREFERRED SECURITIES
                                                  (COST--$9,523,717)--1.5%...........................     9,511,648
--------------------------------------------------------------------------------------------------------------------
                                                                 SHORT-TERM SECURITIES
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER***               20,000,000      ANZ (Delaware) Inc., 3.16% due 7/19/2005...........    19,966,644
                                  25,000,000      DNB NOR Bank ASA, 2.23% due 7/20/2005..............    24,969,028
                                  20,000,000      E.I. Du Pont de Nemours & Co., 3.12% due
                                                    7/14/2005........................................    19,975,733
                                  21,200,000      Old Line Funding, LLC, 3.17% due 7/19/2005.........    21,164,531
                                  22,620,000      PACCAR Financial Corp., 3.09% due 7/05/2005........    22,610,292
                                   2,886,000      Thunder Bay Funding LLC, 3.20% due 7/20/2005.......     2,880,869
                                  21,000,000      Wal-Mart Stores, Inc., 3.11% due 7/19/2005.........    20,965,531
                                                                                                       ------------
                                                                                                        132,532,628
--------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY             6,600,000      Federal Home Loan Bank System, 3.001% due
OBLIGATIONS***                                      7/01/2005........................................     6,599,542
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Schedule of Investments as of June 30, 2005 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                  BENEFICIAL
                                    INTEREST                     SHORT-TERM SECURITIES                     VALUE
--------------------------------------------------------------------------------------------------------------------
                              USD 32,044,625      Merrill Lynch Liquidity Series, LLC Money Market
                                                    Series (g)(i)....................................  $ 32,044,625
--------------------------------------------------------------------------------------------------------------------
                                                  TOTAL SHORT-TERM SECURITIES
                                                  (COST--$171,176,795)--27.5%........................   171,176,795
--------------------------------------------------------------------------------------------------------------------
                                   NUMBER OF
                                   CONTRACTS                       OPTIONS PURCHASED
--------------------------------------------------------------------------------------------------------------------
CALL OPTIONS PURCHASED--0.0%             376      U.S. Treasury Bonds, expiring July 2005 at USD
                                                    109.5, Broker Credit Suisse First Boston.........        52,875
--------------------------------------------------------------------------------------------------------------------
                                                  TOTAL OPTIONS PURCHASED
                                                  (PREMIUMS PAID--$189,406)--0.0%....................        52,875
--------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS (COST--$715,082,618)--116.2%.....   724,026,624
--------------------------------------------------------------------------------------------------------------------
                                                                    OPTIONS WRITTEN
--------------------------------------------------------------------------------------------------------------------
CALL OPTIONS WRITTEN--0.1%                14@@    Swaption, expiring January 2015 at USD 5.14%,
                                                    Broker Deutsche Bank AG London (d)...............      (730,254)
                                         572      U.S. Treasury Bonds, expiring July 2005 at USD
                                                    110.5, Broker Credit Suisse First Boston.........       (17,875)
                                                                                                       ------------
                                                                                                           (748,129)
--------------------------------------------------------------------------------------------------------------------
PUT OPTIONS WRITTEN--0.1%                 14@@    Swaption, expiring January 2015 at USD 5.14%,
                                                    Broker Deutsche Bank AG London (d)...............      (272,748)
                                         572      U.S. Treasury Bonds, expiring July 2005 at USD 108,
                                                    Broker Credit Suisse First Boston................       (53,625)
                                                                                                       ------------
                                                                                                           (326,373)
--------------------------------------------------------------------------------------------------------------------
                                                  TOTAL OPTIONS WRITTEN (PREMIUMS
                                                  RECEIVED--$1,169,009)--0.2%........................    (1,074,502)
--------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN
                                                  (COST--$713,913,609++)--116.0%.....................   722,952,122
                                                  LIABILITIES IN EXCESS OF OTHER ASSETS--(16.0%).....   (99,742,878)
                                                                                                       ------------
                                                  NET ASSETS--100.0%.................................  $623,209,244
                                                                                                       ============
--------------------------------------------------------------------------------------------------------------------

*    Corresponding industry groups for foreign securities:
     (1) Government Entity.

** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

*** Commercial Paper and certain U.S. Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

+ Asset-Backed and Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying instruments. As a result, the average life may be substantially less than the original maturity.

++ The cost and unrealized appreciation (depreciation) of investments as of June 30, 2005, as computed for federal income tax purposes, were as follows:

Aggregate cost..............................................   $714,300,212
                                                               ============
Gross unrealized appreciation...............................   $ 10,019,704
Gross unrealized depreciation...............................     (1,367,794)
                                                               ------------
Net unrealized appreciation.................................   $  8,651,910
                                                               ============

@ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

@@   One contract represents a notional amount of $1,000,000.

(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(b)  Floating rate note.

(c) All or a portion of security held as collateral in connection with open financial futures contracts.

(d) This European style swaption, which can be exercised only on the expiration date, represents a standby commitment whereby the writer of the option is obligated to enter into a predetermined interest rate swap contract upon exercise of swaption.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Schedule of Investments as of June 30, 2005 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

(e)  Convertible security.

(f)  The security is a perpetual bond and has no stated maturity date.

(g)  Security was purchased with the cash proceeds from securities loans.

(h)  Security, or a portion of security, is on loan.

(i) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

---------------------------------------------------------------------------------------
                                                                              INTEREST/
                                                                   NET        DIVIDEND
AFFILIATE                                                        ACTIVITY      INCOME
---------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Money Market Series.....   $32,044,625     $23,650
Merrill Lynch Premier Institutional Fund....................    (2,310,000)    $ 1,410
---------------------------------------------------------------------------------------

(j) Restricted securities as to resale, representing approximately 0.8% of net assets, were as follows:

----------------------------------------------------------------------------------------------------
                                                               ACQUISITION
ISSUE                                                             DATE          COST        VALUE
----------------------------------------------------------------------------------------------------
Sigma Finance Corp., 5.768% due 8/15/2011...................    2/13/2004    $4,850,000   $4,850,000
----------------------------------------------------------------------------------------------------

Currency Abbreviations
    EUR  Euro
    USD  U.S. Dollar
--------------------------------------------------------------------------------

Financial futures contracts sold as of June 30, 2005 were as follows:

----------------------------------------------------------------------------------
NUMBER OF                                 EXPIRATION       FACE        UNREALIZED
CONTRACTS             ISSUE                  DATE          VALUE      DEPRECIATION
----------------------------------------------------------------------------------
   142     Two-Year U.S. Treasury Note  September 2005  $29,490,368    $  (1,257)
   38      Five-Year U.S. Treasury                      $ 4,127,050      (10,794)
           Note                         September 2005
   392     Ten-Year U.S. Treasury Note  September 2005  $44,188,617     (291,133)
----------------------------------------------------------------------------------
TOTAL UNREALIZED DEPRECIATION--NET                                     $(303,184)
                                                                       =========
----------------------------------------------------------------------------------

Forward foreign exchange contracts as of June 30, 2005 were as follows:

-------------------------------------------------------------------------------------------
                                                               SETTLEMENT      UNREALIZED
FOREIGN CURRENCY SOLD                                             DATE        APPRECIATION
-------------------------------------------------------------------------------------------
EUR        3,302,317                                           August 2005      $56,299
-------------------------------------------------------------------------------------------
TOTAL UNREALIZED APPRECIATION ON FORWARD FOREIGN EXCHANGE CONTRACTS--NET
(USD COMMITMENT--$4,060,232)                                                    $56,299
                                                                                =======
-------------------------------------------------------------------------------------------

Swaps outstanding as of June 30, 2005 were as follows:

------------------------------------------------------------------------------------------
                                                               NOTIONAL       UNREALIZED
                                                                AMOUNT       APPRECIATION
------------------------------------------------------------------------------------------
Receive (pay) a variable return based on the change in the
since inception return of the Lehman Brothers MBS Fixed Rate
Index and pay a floating rate based on 1-month USD LIBOR,
minus .105%
Broker, UBS Warburg
Expires August 2005.........................................  $15,850,000            --
Receive (pay) a variable return based on the change in the
since inception return of the Lehman Brothers MBS Fixed Rate
Index and pay a floating rate based on 1-month USD LIBOR,
minus .10%
Broker, Lehman Brothers Special Finance
Expires September 2005......................................  $36,200,000            --
Receive (pay) a variable return based on the change in the
since inception return of the Lehman Brothers CMBS
Investment Grade Index and pay a floating rate based on
1-month USD LIBOR minus .14%
Broker, UBS Warburg
Expires September 2005......................................  $ 8,400,000            --

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Schedule of Investments as of June 30, 2005 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                                              UNREALIZED
SWAPS OUTSTANDING AS OF JUNE 30, 2005                          NOTIONAL      APPRECIATION
WERE AS FOLLOWS (CONTINUED):                                    AMOUNT      (DEPRECIATION)
------------------------------------------------------------------------------------------
Receive (pay) a variable return based on the change in the
since inception return of the Lehman Brothers MBS Fixed Rate
Index and pay floating rate based on 1-month USD LIBOR minus
..10%
Broker, Lehman Brothers Special Finance
Expires October 2005........................................  $38,700,000            --
Receive (pay) a variable return based on the change in the
since inception return of the Lehman Brothers MBS Fixed Rate
Index and pay a floating rate based on 1-month USD LIBOR
minus .05%
Broker, UBS Warburg
Expires October 2005........................................  $16,850,000            --
Receive (pay) a variable return based on the change in the
since inception return of the Lehman Brothers U.S. Treasury
Index and pay a floating rate based on 1-month USD LIBOR
minus .15%
Broker, Lehman Brothers Special Finance
Expires November 2005.......................................  $13,300,000            --
Receive (pay) a variable return based on the change in the
since inception return of the Lehman Brothers MBS Fixed Rate
Index and pay a floating rate based on 1-month USD LIBOR
minus .12%
Broker, UBS Warburg
Expires November 2005.......................................  $12,100,000            --
Receive (pay) a variable return based on the change in the
since inception return of the Lehman Brothers U.S. Treasury
Index and pay a floating rate based on 1-month USD LIBOR
minus .15%
Broker, Lehman Brothers Special Finance
Expires December 2005.......................................  $35,600,000            --
Receive (pay) a variable return based on the change in the
since inception return of the Lehman Brothers U.S. Treasury
Index and pay a floating rate based on 1-month USD LIBOR
minus .15%
Broker, Lehman Brothers Special Finance
Expires March 2006..........................................  $36,400,000            --
Bought credit default protection on Aon Corp. Inc and pay
..37%
Broker, Morgan Stanley Capital Services Inc.
Expires January 2007........................................  $ 1,345,000      $ (4,829)
Pay a fixed rate of 2.8025% and receive a floating rate
based on 3-month USD LIBOR
Broker, JPMorgan Chase Bank
Expires January 2007........................................  $ 1,345,000        26,604
Bought credit default protection on Weyerhaeuser Co. and pay
..73%
Broker, Morgan Stanley Capital Services Inc.
Expires September 2008......................................  $ 1,980,000       (16,897)
Sold credit default protection on Sprint Corporation and
receive 1.5%
Broker, Morgan Stanley Capital Services Inc.
Expires September 2008......................................  $ 1,980,000        77,380
Sold credit default protection on Comcast Cable
Communications, Inc. and receive 1.15%
Broker, Morgan Stanley Capital Services Inc.
Expires September 2008......................................  $ 1,980,000        53,737
Pay a fixed rate of 3.401% and pay 3.875% on Treasury
Inflated Protected Securities (TIPS) adjusted principal
Broker, JPMorgan Chase Bank
Expires January 2009........................................  $ 4,062,000       (68,302)
Sold credit default protection on Raytheon Co. and receive
..73%
Broker, JPMorgan Chase Bank
Expires March 2009..........................................  $   770,000        10,951
Bought credit default protection on Boeing Capital Corp. and pay .48%
Broker, JPMorgan Chase Bank
Expires March 2009..........................................  $   770,000        (7,825)
Sold credit default protection on Nextel Communications Inc.
and receive 1.72%
Broker, JPMorgan Chase Bank
Expires September 2009......................................  $ 1,365,000        68,507

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Schedule of Investments as of June 30, 2005 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                                              UNREALIZED
SWAPS OUTSTANDING AS OF JUNE 30, 2005                          NOTIONAL      APPRECIATION
WERE AS FOLLOWS (CONTINUED):                                    AMOUNT      (DEPRECIATION)
------------------------------------------------------------------------------------------
Sold credit default protection on Dow Jones CDX North
America Investment Grade Index Series 2 and receive .60%
Broker, Morgan Stanley Capital Services Inc.
Expires September 2009......................................  $ 5,380,000      $(11,341)
Bought credit default protection on Hewlett-Packard Co. and
pay .31%
Broker, Lehman Brothers Special Finance
Expires December 2009.......................................  $ 1,375,000         1,458
Bought credit default protection on Petroleos Mexicanos and
pay 1.09%
Broker, Lehman Brothers Special Finance
Expires December 2009.......................................  $ 2,720,000         8,193
Sold credit default protection on Computer Associates
International, Inc. and receive .83%
Broker, Lehman Brothers Special Finance
Expires December 2009.......................................  $ 1,375,000         4,942
Sold credit default protection on Mexico Government
International Bond and receive .92%
Broker, Lehman Brothers Special Finance
Expires December 2009.......................................  $ 2,720,000         5,421
Bought credit default protection on Morgan Stanley and pay
..47%
Broker, HSBC Bank USA
Expires June 2010...........................................  $   720,000        (4,328)
Bought credit default protection on Valero Energy Corp. and
pay 1.03%
Broker, Deutsche Bank AG London
Expires June 2010...........................................  $   720,000       (16,039)
Bought credit default protection on Devon Energy Corp. and
pay .48%
Broker, Deutsche Bank AG London
Expires June 2010...........................................  $ 1,440,000        (3,588)
Bought credit default protection on Valero Energy Corp. and
pay 1%
Broker, Lehman Brothers Special Finance
Expires June 2010...........................................  $   720,000       (16,039)
Sold credit default protection on BellSouth Corp. and
receive .26%
Broker, Lehman Brothers Special Finance
Expires June 2010...........................................  $   695,000           165
Bought credit default protection on Devon Energy Corp. and
pay .5%
Broker, Lehman Brothers Special Finance
Expires June 2010...........................................  $ 1,440,000        (4,883)
Bought credit default protection on Ford Motor Credit Co.
and pay 3.59%
Broker, Lehman Brothers Special Finance
Expires June 2010...........................................  $ 1,407,500        21,633
Bought credit default protection on International Paper Co.
and pay .9%
Broker, JPMorgan Chase Bank
Expires June 2010...........................................  $ 1,400,000        (8,420)
Bought credit default protection on Goldman Sachs Group,
Inc. and pay .45%
Broker, Lehman Brothers Special Finance
Expires June 2010...........................................  $   695,000        (3,932)
Bought credit default protection on DaimlerChrysler NA
Holding Corp. and pay 1.37%
Broker, HSBC Bank USA
Expires June 2010...........................................  $   720,000       (17,303)
Bought credit default protection on JPMorgan Chase & Co. and pay .44%
Broker, Morgan Stanley Capital Services Inc.
Expires June 2010...........................................  $   695,000        (3,234)
Sold credit default protection on Wells Fargo & Co. and pay
..44%
Broker, Deutsche Bank AG London
Expires June 2010...........................................  $   695,000           119
Sold credit default protection on DaimlerChrysler NA Holding
Co. and receive 1.55%
Broker, JPMorgan Chase Bank
Expires June 2010...........................................  $   720,000        23,057

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Schedule of Investments as of June 30, 2005 (concluded)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                                              UNREALIZED
SWAPS OUTSTANDING AS OF JUNE 30, 2005                          NOTIONAL      APPRECIATION
WERE AS FOLLOWS (CONCLUDED):                                    AMOUNT      (DEPRECIATION)
------------------------------------------------------------------------------------------
Sold credit default protection on Ford Motor Credit Co. and
receive 5.25%
Broker, Morgan Stanley Capital Services Inc.
Expires June 2010...........................................  $ 1,440,000      $ 73,876
Sold credit default protection on Dow Jones CDX North
America Investment Grade Index Series 4 and receive .4%
Broker, Lehman Brothers Special Finance
Expires June 2010...........................................  $ 8,275,000       (10,780)
Receive a fixed rate of 4.17% and pay 3.50% on Treasury
Inflation Protected Securities (TIPS) adjusted principal
Broker, Morgan Stanley Capital Services Inc.
Expires January 2011........................................  $ 3,500,000       (98,171)
Receive a floating rate based on 1-month USD LIBOR plus .47%
which is capped at a fixed coupon of 6% from 12/16/05
through expiration and pay a floating rate based on 1-month
USD LIBOR
Broker, Credit Suisse First Boston International
Expires June 2011...........................................  $32,000,000        15,031
                                                                               --------
TOTAL                                                                          $ 95,163
                                                                               ========
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Statement of Assets and Liabilities as of June 30, 2005
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (including
  securities loaned of $31,218,906) (identified
  cost--$682,848,587).......................................                 $691,929,124
Investments in affiliated securities, at value (identified
  cost--$32,044,625)........................................                   32,044,625
Unrealized appreciation on swaps............................                      136,302
Unrealized appreciation on forward foreign exchange
  contracts.................................................                       56,299
Options purchased, at value (premiums paid--$189,406).......                       52,875
Swap premiums paid..........................................                       14,479
Cash........................................................                       18,343
Receivables:
  Securities sold...........................................  $14,748,946
  Interest..................................................    4,434,292
  Dividends.................................................       19,901
  Securities lending........................................       18,051      19,221,190
                                                              -----------
Prepaid expenses and other assets...........................                    1,061,341
                                                                             ------------
Total assets................................................                  744,534,578
                                                                             ------------
------------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                   32,044,625
Options written, at value (premiums received--$1,169,009)...                    1,074,502
Swap premiums received......................................                       54,952
Unrealized depreciation on swaps............................                       41,139
Payables:
  Securities purchased......................................   86,366,076
  Capital shares redeemed...................................      893,832
  Swaps.....................................................      521,198
  Investment adviser........................................      200,205
  Variation margin..........................................       85,560
  Other affiliates..........................................        6,739      88,073,610
                                                              -----------
Accrued expenses............................................                       36,506
                                                                             ------------
Total liabilities...........................................                  121,325,334
                                                                             ------------
------------------------------------------------------------------------------------------
NET ASSETS..................................................                 $623,209,244
                                                                             ============
------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 600,000,000
  shares authorized.........................................                 $  5,079,489
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                            8
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                            8
Paid-in capital in excess of par............................                  607,916,842
Undistributed investment income--net........................  $   990,157
Undistributed realized capital gains--net...................      342,448
Unrealized appreciation--net................................    8,880,292
                                                              -----------
Total accumulated earnings--net.............................                   10,212,897
                                                                             ------------
NET ASSETS..................................................                 $623,209,244
                                                                             ============
------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $623,207,176 and 50,794,889
  shares outstanding........................................                 $      12.27
                                                                             ============
Class II--Based on net assets of $1,033.82 and 84.223 shares
  outstanding...............................................                 $      12.27
                                                                             ============
Class III--Based on net assets of $1,033.82 and 84.223
  shares outstanding........................................                 $      12.27
                                                                             ============
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Statement of Operations for the Six Months Ended June 30, 2005
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................                $11,992,890
Dividends...................................................                    104,734
Securities lending--net.....................................                     25,060
                                                                            -----------
Total income................................................                 12,122,684
                                                                            -----------
----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $1,321,671
Accounting services.........................................     110,970
Printing and shareholder reports............................      26,634
Custodian fees..............................................      26,011
Professional fees...........................................      21,860
Directors' fees and expenses................................      14,875
Pricing services............................................      14,300
Transfer agent fees--Class I................................       2,401
Other.......................................................      13,335
                                                              ----------
Total expenses..............................................                  1,552,057
                                                                            -----------
Investment income--net......................................                 10,570,627
                                                                            -----------
----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS)--NET:
Realized gain (loss) on:
  Investments--net..........................................     703,323
  Futures contracts and swaps--net..........................   1,772,188
  Options written--net......................................   1,236,171
  Foreign currency transactions--net........................     (68,648)     3,643,034
                                                              ----------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................     504,591
  Futures contracts and swaps--net..........................    (508,592)
  Options written--net......................................     (99,572)
  Foreign currency transactions--net........................      47,600        (55,973)
                                                              ----------    -----------
Total realized and unrealized gain--net.....................                  3,587,061
                                                                            -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $14,157,688
                                                                            ===========
----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                              FOR THE SIX      FOR THE
                                                              MONTHS ENDED    YEAR ENDED
                                                                JUNE 30,     DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                2005           2004
-----------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $10,570,627    $ 19,813,376
Realized gain--net..........................................    3,643,034      11,631,608
Change in unrealized appreciation/depreciation--net.........      (55,973)     (4,052,765)
                                                              ------------   ------------
Net increase in net assets resulting from operations........   14,157,688      27,392,219
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................  (15,625,104)    (22,661,135)
  Class II..................................................          (26)             (8)
  Class III.................................................          (26)             (8)
                                                              ------------   ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................  (15,625,156)    (22,661,151)
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions........................................   11,102,484     (84,664,384)
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................    9,635,016     (79,933,316)
Beginning of period.........................................  613,574,228     693,507,544
                                                              ------------   ------------
End of period*..............................................  $623,209,244   $613,574,228
                                                              ============   ============
-----------------------------------------------------------------------------------------
* Undistributed investment income--net......................  $   990,157    $  6,044,686
                                                              ============   ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                                CLASS I
                                                      ------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE           FOR THE SIX          FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE         MONTHS ENDED    --------------------------------------------
FINANCIAL STATEMENTS.                                 JUNE 30, 2005     2004        2003        2002        2001
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period................    $  12.31      $  12.21    $  12.11    $  11.59    $  11.49
                                                        --------      --------    --------    --------    --------
Investment income--net..............................         .21+          .39+        .44+        .56+        .63
Realized and unrealized gain--net...................          --++         .15         .13         .52         .12
                                                        --------      --------    --------    --------    --------
Total from investment operations....................         .21           .54         .57        1.08         .75
                                                        --------      --------    --------    --------    --------
Less dividends from investment income--net..........        (.25)         (.44)       (.47)       (.56)       (.65)
                                                        --------      --------    --------    --------    --------
Net asset value, end of period......................    $  12.27      $  12.31    $  12.21    $  12.11    $  11.59
                                                        ========      ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..................       2.23%@        4.51%       4.76%       9.57%       6.68%
                                                        ========      ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses............................................        .51%*         .51%        .50%        .50%        .51%
                                                        ========      ========    ========    ========    ========
Investment income--net..............................       3.46%*        3.17%       3.62%       4.76%       5.50%
                                                        ========      ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)............    $623,207      $613,572    $693,508    $672,305    $646,028
                                                        ========      ========    ========    ========    ========
Portfolio turnover..................................     106.80%       194.07%     254.01%     274.08%     277.86%
                                                        ========      ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

+   Based on average shares outstanding.

++  Amount is less than $.01 per share.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                           CLASS II
                                                              -----------------------------------
                                                              FOR THE SIX       FOR THE PERIOD
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                  MONTHS ENDED    SEPTEMBER 30, 2004+
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                   JUNE 30,        TO DECEMBER 31,
FINANCIAL STATEMENTS.                                             2005               2004
-------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................    $  12.31           $  12.28
                                                                --------           --------
Investment income--net***...................................         .21                .10
Realized and unrealized gain--net...........................          --++              .03
                                                                --------           --------
Total from investment operations............................         .21                .13
                                                                --------           --------
Less dividends from investment income--net..................        (.25)              (.10)
                                                                --------           --------
Net asset value, end of period..............................    $  12.27           $  12.31
                                                                ========           ========
-------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................       2.23%@             1.08%@
                                                                ========           ========
-------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................        .51%*              .51%*
                                                                ========           ========
Investment income--net......................................       3.46%*             3.40%*
                                                                ========           ========
-------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................    $      1           $      1
                                                                ========           ========
Portfolio turnover..........................................     106.80%            194.07%
                                                                ========           ========
-------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Commencement of operations.

++  Amount is less than $.01 per share.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                           CLASS III
                                                              -----------------------------------
                                                              FOR THE SIX       FOR THE PERIOD
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                  MONTHS ENDED    SEPTEMBER 30, 2004+
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                   JUNE 30,        TO DECEMBER 31,
FINANCIAL STATEMENTS.                                             2005               2004
-------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................    $  12.31           $  12.28
                                                                --------           --------
Investment income--net***...................................         .21                .10
Realized and unrealized gain--net...........................          --++              .03
                                                                --------           --------
Total from investment operations............................         .21                .13
                                                                --------           --------
Less dividends from investment income--net..................        (.25)              (.10)
                                                                --------           --------
Net asset value, end of period..............................    $  12.27           $  12.31
                                                                ========           ========
-------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................       2.23%@             1.08%@
                                                                ========           ========
-------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................        .51%*              .51%*
                                                                ========           ========
Investment income--net......................................       3.46%*             3.40%*
                                                                ========           ========
-------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................    $      1           $      1
                                                                ========           ========
Portfolio turnover..........................................     106.80%            194.07%
                                                                ========           ========
-------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Commencement of operations.

++  Amount is less than $.01 per share.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

FAM Variable Series Funds, Inc. (formerly Merrill Lynch Variable Series Funds, Inc.) (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Mercury Core Bond V.I. Fund (formerly Merrill Lynch Core Bond V.I. Fund) (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. The Fund offers multiple classes of shares. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair valuations received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  Equity securities that are held by the Fund, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are

--------------------------------------------------------------------------------

generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Company's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

- Swaps--The Fund may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are realized upon termination of the swap agreements. Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially

--------------------------------------------------------------------------------

all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

  (f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"), doing business as Mercury Advisors. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or "the Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the aggregate daily value of net assets of the Fund and the Company's Mercury High Current Income V.I. Fund at the following annual rates: .50% of average daily net assets not exceeding $250 million; .45% of average daily net assets in excess of $250 million but not exceeding $500 million; .40% of average daily net assets in excess of $500 million but not exceeding $750 million; and ..35% of average daily net assets in excess of $750 million. For the six months ended June 30, 2005, the aggregate average daily net assets of the Fund and the Company's Mercury High Current Income V.I. Fund was approximately $913,652,000. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Company for these services.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% of the average daily value of the Fund's Class II net assets and .25% of the average daily value of the Fund's Class III net assets. For the six months ended June 30, 2005, the distribution fees were not accrued for Class II and Class III.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment

--------------------------------------------------------------------------------

Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. As of June 30, 2005, the Fund lent securities with a value of $11,464,980 to MLPF&S or its affiliates. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the six months ended June 30, 2005, MLIM, LLC received $11,033 in securities lending agent fees from the Fund.
  For the six months ended June 30, 2005, the Fund reimbursed MLIM $8,286 for certain accounting services.
  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, ML & Co., and/or MLIM, LLC.
3. INVESTMENTS:

Purchases and sales (including paydowns) of investments, excluding short-term securities, for the six months ended June 30, 2005 were $575,824,930 and $569,795,638, respectively.

  Transactions in options written for the six months ended June 30, 2005 were as follows:

-------------------------------------------------------------------
                                               Number of   Premiums
            Call Options Written               Contracts   Received
-------------------------------------------------------------------
Outstanding call options written, beginning
 of period...................................        --          --
Options written..............................    97,244    $710,982
Options closed...............................   (96,500)    (87,453)
Options expired..............................      (158)    (43,493)
                                                -------    --------
Outstanding call options written,
 end of period...............................       586    $580,036
                                                =======    ========
-------------------------------------------------------------------

  Transactions in put options written for the six months ended June 30, 2005 were as follows:

-------------------------------------------------------------------
                                            Number of    Premiums
           Put Options Written              Contracts    Received
-------------------------------------------------------------------
Outstanding put options written, beginning
 of period................................       47     $ 1,603,903
Options written...........................    1,155         924,315
Options closed............................     (476)     (1,904,770)
Options expired...........................     (140)        (34,475)
                                              -----     -----------
Outstanding put options written,
 end of period............................      586     $   588,973
                                              =====     ===========
-------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS:

Net increase (decrease) in net assets derived from capital share transactions were $11,102,484 and $(84,664,384) for the six months ended June 30, 2005 and the year ended December 31, 2004, respectively.

  Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------
Class I Shares for the Six Months Ended                   Dollar
June 30, 2005                              Shares         Amount
-------------------------------------------------------------------
Shares sold...........................    3,873,775    $ 46,763,196
Shares issued to shareholders in
 reinvestment of dividends............    1,284,824      15,625,104
                                         ----------    ------------
Total issued..........................    5,158,599      62,388,300
Shares redeemed.......................   (4,217,193)    (51,285,868)
                                         ----------    ------------
Net increase..........................      941,406    $ 11,102,432
                                         ==========    ============
-------------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended                      Dollar
December 31, 2004                      Shares          Amount
-----------------------------------------------------------------
Shares sold........................    3,385,199    $  41,554,087
Shares issued to shareholders in
 reinvestment of dividends.........    1,866,822       22,661,135
                                     -----------    -------------
Total issued.......................    5,252,021       64,215,222
Shares redeemed....................  (12,183,408)    (148,881,622)
                                     -----------    -------------
Net decrease.......................   (6,931,387)   $ (84,666,400)
                                     ===========    =============
-----------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Six Months Ended                    Dollar
June 30, 2005                                     Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment
 of dividends...................................      2      $26
                                                   ----      ---
Net increase....................................      2      $26
                                                   ====      ===
------------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Period                              Dollar
September 30, 2004+ to December 31, 2004          Shares    Amount
------------------------------------------------------------------
Shares sold.....................................    81      $1,000
Shares issued to shareholders in reinvestment
 of dividends...................................     1           8
                                                    --      ------
Net increase....................................    82      $1,008
                                                    ==      ======
------------------------------------------------------------------

+ Commencement of operations.

------------------------------------------------------------------
Class III Shares for the Six Months Ended                   Dollar
June 30, 2005                                     Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment
 of dividends...................................      2      $26
                                                   ----      ---
Net increase....................................      2      $26
                                                   ====      ===
------------------------------------------------------------------

------------------------------------------------------------------
Class III Shares for the Period                             Dollar
September 30, 2004+ to December 31, 2004          Shares    Amount
------------------------------------------------------------------
Shares sold.....................................    81      $1,000
Shares issued to shareholders in reinvestment
 of dividends...................................     1           8
                                                    --      ------
Net increase....................................    82      $1,008
                                                    ==      ======
------------------------------------------------------------------

+ Commencement of operations.

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit

--------------------------------------------------------------------------------

agreement with a group of lenders, which expires November 2005. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended June 30, 2005.

6. CAPITAL LOSS CARRYFORWARD:

On December 31, 2004, the Fund had a net capital loss carryforward of $2,819,231, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

7. SUBSEQUENT EVENT:

The Fund paid an ordinary income dividend in the amount of $.038524 per share on July 1, 2005 to shareholders of record on June 30, 2005.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Domestic Money Market V.I. Fund
A Discussion With Your Fund's Portfolio Manager
--------------------------------------------------------------------------------

  Our focus on floating rate securities benefited the Fund's yield in an environment of rising short-term interest rates.

HOW DID THE FUND PERFORM DURING THE PERIOD IN LIGHT OF THE EXISTING MARKET CONDITIONS?

  For the six-month period ended June 30, 2005, Mercury Domestic Money Market V.I. Fund's Class I and Class II Shares paid shareholders net annualized dividends of 2.16% and 2.01%, respectively. As of June 30, 2005, the Fund's Class I and Class II Shares had seven-day yields of 2.58% and 2.44%, respectively. The Fund's average portfolio maturity at June 30, 2005 was 60 days, compared to 55 days at December 31, 2004. The Fund's average maturity during the six-month period ranged from a low of 45 days to a high of 64 days.

  For the most part, the economy remained on solid ground throughout the past six months. After growing at an annualized rate of 4.4% in 2004, gross domestic product (GDP) grew at a 3.8% annualized rate during the first quarter of 2005. Current expectations for the second quarter, while somewhat weaker, are for growth to remain healthy.

  In the past several months, the major market themes have centered on inflation--particularly the price of oil. Inflation showed signs of increasing at both the producer and consumer levels, but still remain fairly subdued. Nevertheless, the Federal Reserve Board (the Fed) continued to target higher interest rates to combat inflation expectations. The federal funds rate stood at 3.25% by the end of the period, the result of nine consecutive interest rate hikes since June 2004. Market expectations are for another rate increase of 25 basis points (.25%) at the next Federal Open Market Committee (FOMC) meeting on August 9. The Fed maintained its commitment to a measured monetary tightening program even in the face of rising oil prices, which many feared could increase inflationary pressures and threaten the economic growth forecasts at certain points throughout the period. Nevertheless, the oil price shocks were largely absorbed by the markets.

  As short-term interest rates increased in concert with the Fed interest rate hikes, long-term interest rates remained stubbornly low, even declining, and producing what Fed Chairman Alan Greenspan in February described as a "conundrum." The result was a considerable flattening of the yield curve over the past year. At the end of the first half of 2005, the yield spread between two-year and 10-year U.S. Treasury notes was only 28 basis points.

  Issuance of Treasury securities continued to increase, mainly to fund the significant budget and trade deficits. Notably, the heavy supply continued to be absorbed by foreign interest in holding U.S. assets. The Treasury has remained prudent in its issuance of Treasury bills by adjusting the size of the weekly four-week bill as a cash-management tool. In addition, the government's increased collection of both corporate and individual payroll taxes--coincident with improving employment--has helped offset the need for additional supply in the short end.

HOW DID YOU MANAGE THE PORTFOLIO DURING THE PERIOD?

  Heading into the fiscal year, the Fund had a large position in floating rate securities. Because their coupons continuously reset, floating rate securities provide significant protection against the risk of rising interest rates. As a result of our floating rate positions, we were able to maintain a more neutral duration relative to the market, when a rising rate environment typically might call for a slightly shorter duration. Early in the year, with the Fed clearly continuing a policy of monetary tightening, we maintained the bulk of our assets in the front end of the yield curve. Our strategy was to purchase securities with maturities around the upcoming FOMC meetings in order to take advantage of higher interest rates as the Fed tightened monetary policy. With a small percentage of the portfolio, we purchased securities in the six-month and nine-month areas of the yield curve--sectors we believed were priced correctly given our view that we would likely see 25-basis-point interest rate hikes at every FOMC meeting.

HOW WOULD YOU CHARACTERIZE THE FUND'S POSITION AT THE CLOSE OF THE PERIOD?

  We continue to target an average portfolio duration in the 60-day range, reflecting our cautiously constructive view that there are sectors of the yield curve that represent value. Although the federal funds rate is sure to increase over the near term, we believe that future policy decisions in the third and fourth quarters of 2005 will be more dependent on the economic data releases. Several factors appear to be threatening the consumer and, ultimately, could hinder sustainable economic growth: higher interest rates may curtail the wealth

--------------------------------------------------------------------------------

effect generated by housing prices and mortgage refinancing; job creation has not proved consistent enough to support wage growth; and oil prices, while possibly inflationary, seem to pose a greater risk in reducing discretionary spending.

  While our strategy early in the year called for significant exposure to variable rate notes, tighter, less attractive spreads have led us to reduce exposure to this sector (maturing variable rate notes have not been replaced). Low long-term rates have motivated issuers to write more fixed rate debt, leading to less variable rate supply, thus collapsing spreads. If this trend reverses, we will look to re-establish our floating rate positions. Currently, given the steepness of the yield curve in the short end, we feel there is value in the six-month, nine-month, and 12-month sectors of the curve.

  The Fund's composition, as a percent of net assets, at the end of June and as of our last report to shareholders is detailed below:

--------------------------------------------------------
                                      6/30/05   12/31/04
--------------------------------------------------------
Certificates of Deposit.............     3.6%       --%
Commercial Paper....................    54.4      42.3
Corporate Bonds.....................     1.0        --
Funding Agreements..................     9.0       8.1
Master Notes........................     0.8        --
Medium-Term Notes...................    11.0      10.9
Repurchase Agreements...............     0.5       6.0
U.S. Government Agency &
  Instrumentality Obligations--
  Discount..........................     2.4       0.5
U.S. Government Agency &
  Instrumentality Obligations--
  Non-Discount......................    18.8      33.6
Liabilities in Excess of Other
  Assets............................    (1.5)     (1.4)
                                       -----     -----
TOTAL...............................   100.0%    100.0%
                                       =====     =====
--------------------------------------------------------

Jacqueline Rogers
Vice President and Portfolio Manager

July 13, 2005
---------------------------------------------------------

  Effective May 1, 2005, the name of the Fund was changed to Mercury Domestic Money Market V.I. Fund of FAM Variable Series Funds, Inc. This change has no impact on the Fund's investment objective or its management team, nor does it result in a change to the Fund's symbol.

---------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Domestic Money Market V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2005 and held through June 30, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                 EXPENSES PAID
                                                           BEGINNING           ENDING          DURING THE PERIOD*
                                                         ACCOUNT VALUE      ACCOUNT VALUE      JANUARY 1, 2005 TO
                                                        JANUARY 1, 2005     JUNE 30, 2005        JUNE 30, 2005
------------------------------------------------------------------------------------------------------------------
ACTUAL
------------------------------------------------------------------------------------------------------------------
Class I                                                     $1,000            $1,010.50              $2.86
------------------------------------------------------------------------------------------------------------------
Class II                                                    $1,000            $1,009.80              $3.60
------------------------------------------------------------------------------------------------------------------
Class III                                                   $1,000            $1,011.10              $2.86
------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
------------------------------------------------------------------------------------------------------------------
Class I                                                     $1,000            $1,021.68              $2.88
------------------------------------------------------------------------------------------------------------------
Class II                                                    $1,000            $1,020.94              $3.62
------------------------------------------------------------------------------------------------------------------
Class III                                                   $1,000            $1,021.68              $2.88
------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.58% for Class I, .73% for Class II and .58% for Class
   III), multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period shown). Currently, Class III has money from an affiliated entity and is not accruing its distribution fees (12(b)-1 fees). If, during the period, the distribution fees were accrued, the actual expense ratio would have been approximately .83%, the actual expenses paid would have been approximately $4.09, and the hypothetical expenses paid would have been approximately $4.11 for Class III.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Domestic Money Market V.I. Fund
Schedule of Investments as of June 30, 2005
--------------------------------------------------------------------------------

                                 FACE                                                INTEREST    MATURITY
                                AMOUNT                       ISSUE                    RATE*        DATE        VALUE
------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF               $10,000,000    Citibank, NA.........................    3.20 %     8/18/2005  $  9,998,425
DEPOSIT--3.6%
------------------------------------------------------------------------------------------------------------------------
                                             TOTAL CERTIFICATES OF DEPOSIT
                                             (COST--$10,000,000)..........................................     9,998,425
------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER--54.4%         7,000,000    Blue Ridge Asset Funding Corp. ......    3.08       7/15/2005     6,991,520
                                7,000,000    Blue Ridge Asset Funding Corp. ......    3.12       8/03/2005     6,979,659
                                5,000,000    CAFCO, LLC...........................    3.03       7/13/2005     4,994,817
                                7,500,000    CAFCO, LLC...........................    3.16       8/09/2005     7,473,919
                                3,500,000    CC (USA) Inc. (Centauri).............    3.03       7/06/2005     3,498,503
                                5,000,000    CC (USA) Inc. (Centauri).............    3.07       7/25/2005     4,989,533
                                5,000,000    CC (USA) Inc. (Centauri).............    3.39      12/01/2005     4,924,230
                               10,825,000    Chariot Funding LLC..................    3.08       7/07/2005    10,819,437
                                5,000,000    Dorada Finance Inc. .................    3.13       8/01/2005     4,986,308
                                6,000,000    Dorada Finance Inc. .................    3.21       8/19/2005     5,973,238
                                4,250,000    Edison Asset Securitization, LLC.....    2.88       8/08/2005     4,235,644
                               10,000,000    Edison Asset Securitization, LLC.....    3.28      11/01/2005     9,880,000
                                7,063,000    FCAR Owner Trust.....................    3.04       7/08/2005     7,058,765
                                7,000,000    FCAR Owner Trust.....................    3.12       8/03/2005     6,979,659
                                  281,000    Falcon Asset Securitization Corp. ...    3.24       7/26/2005       280,366
                                5,000,000    General Electric Capital Corp. ......    2.87       8/02/2005     4,985,956
                                  978,000    International Lease Finance Corp. ...    3.05       7/06/2005       977,582
                                  333,000    Jupiter Securitization Corp. ........    3.20       8/22/2005       331,408
                                4,000,000    Jupiter Securitization Corp. ........    3.24       8/31/2005     3,976,908
                                1,700,000    Morgan Stanley (a)...................    3.518      2/21/2006     1,700,000
                                1,500,000    Morgan Stanley (a)...................    3.518      3/03/2006     1,500,000
                                4,449,000    New Center Asset Trust...............    3.11       7/18/2005     4,442,466
                                4,361,000    New Center Asset Trust...............    3.24       8/12/2005     4,344,515
                                5,000,000    Park Avenue Receivables Co. .........    3.08       7/06/2005     4,997,861
                                2,000,000    Procter & Gamble Co. ................    2.03       7/13/2005     1,997,927
                                8,050,000    Ranger Funding Co. LLC...............    3.09       7/12/2005     8,042,399
                                5,000,000    Verizon Network Funding Corp. .......    3.08       7/06/2005     4,997,861
                                4,000,000    White Pine Corporation...............    3.04       7/11/2005     3,996,556
                                9,087,000    White Pine Corporation...............    3.50      12/12/2005     8,938,391
                                8,118,000    Yorktown Capital, LLC................    3.20       7/18/2005     8,105,656
------------------------------------------------------------------------------------------------------------------------
                                             TOTAL COMMERCIAL PAPER
                                             (COST--$153,422,031).........................................   153,401,084
------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS--1.0%           2,844,000    Old Kent Financial Corp. ............    6.625     11/15/2005     2,875,031
------------------------------------------------------------------------------------------------------------------------
                                             TOTAL CORPORATE BONDS
                                             (COST--$2,881,444)...........................................     2,875,031
------------------------------------------------------------------------------------------------------------------------
FUNDING AGREEMENTS--9.0%        5,000,000    Allstate Life Insurance Co. (a)(b)...    3.211     11/01/2005     5,000,000
                                5,000,000    Metropolitan Life Insurance Co.
                                               (a)(b).............................    3.211      4/03/2006     5,000,000
                               10,500,000    Monumental Life Insurance Co.
                                               (a)(b).............................    3.271      5/22/2006    10,500,000
                                5,000,000    New York Life Insurance Co. (a)(b)...    3.40       5/26/2006     5,000,000
------------------------------------------------------------------------------------------------------------------------
                                             TOTAL FUNDING AGREEMENTS
                                             (COST--$25,500,000)..........................................    25,500,000
------------------------------------------------------------------------------------------------------------------------
MASTER NOTES--0.8%              2,300,000    Beta Finance Inc. ...................    3.45       1/05/2006     2,300,000
------------------------------------------------------------------------------------------------------------------------
                                             TOTAL MASTER NOTES
                                             (COST--$2,297,947)...........................................     2,300,000
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Domestic Money Market V.I. Fund
Schedule of Investments as of June 30, 2005 (continued)
--------------------------------------------------------------------------------

                                 FACE                                                INTEREST    MATURITY
                                AMOUNT                       ISSUE                    RATE*        DATE        VALUE
------------------------------------------------------------------------------------------------------------------------
MEDIUM-TERM NOTES--11.0%      $ 2,000,000    Citigroup Global Markets Inc.........    6.75 %    12/01/2005  $  2,023,734
                                8,695,000    General Electric Capital Corp. (a)...    3.34       7/17/2006     8,695,000
                                4,100,000    Goldman Sachs Group, Inc. (a)........    3.21       7/14/2006     4,100,000
                                1,500,000    MetLife Funding, Inc. (a)............    3.14       7/06/2006     1,500,000
                                1,750,000    MetLife Funding, Inc. (a)............    3.26       7/14/2006     1,750,000
                                5,800,000    Morgan Stanley (a)...................    3.34       8/15/2005     5,800,000
                                2,500,000    National City Bank (a)...............    2.50       4/17/2006     2,473,247
                                1,900,000    Pfizer Inc. (a)......................    3.15      11/04/2005     1,900,000
                                2,700,000    Procter & Gamble Co. (a).............    3.34       7/10/2006     2,700,000
------------------------------------------------------------------------------------------------------------------------
                                             TOTAL MEDIUM-TERM NOTES
                                             (COST--$30,949,669)..........................................    30,941,981
------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY &        6,901,000    Fannie Mae...........................    2.85       8/19/2005     6,872,644
INSTRUMENTALITY
OBLIGATIONS--DISCOUNT--2.4%
------------------------------------------------------------------------------------------------------------------------
                                             TOTAL U.S. GOVERNMENT AGENCY & INSTRUMENTALITY
                                             OBLIGATIONS--DISCOUNT (COST--$6,874,230).....................     6,872,644
------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY &        1,500,000    Fannie Mae...........................    7.00       7/15/2005     1,502,091
INSTRUMENTALITY
OBLIGATIONS--NON-
DISCOUNT--18.8%

                                4,050,000    Fannie Mae...........................    1.875      9/15/2005     4,036,157
                                8,275,000    Fannie Mae (a).......................    3.25      12/09/2005     8,271,945
                                1,250,000    Fannie Mae...........................    2.25       2/28/2006     1,238,290
                                1,000,000    Fannie Mae...........................    3.00       9/20/2006       990,536
                                5,100,000    Federal Farm Credit Banks (a)........    3.19       2/21/2006     5,099,344
                                2,500,000    Federal Home Loan Banks..............    1.75       8/15/2005     2,495,102
                                4,000,000    Federal Home Loan Banks..............    1.50       8/26/2005     3,988,484
                                5,000,000    Federal Home Loan Banks (a)..........    3.115      5/10/2006     4,998,760
                                5,000,000    Federal Home Loan Banks (a)..........    3.15       5/19/2006     4,999,030
                                2,500,000    Federal Home Loan Banks (a)..........    3.25       7/21/2006     2,486,252
                                2,605,000    Federal Home Loan Banks (a)..........    2.375      8/15/2006     2,564,818
                                4,000,000    Federal Home Loan Banks (a)..........    3.16       8/21/2006     3,997,285
                                1,000,000    Federal Home Loan Banks..............    3.45       1/10/2007       994,470
                                1,000,000    Federal Home Loan Banks (a)..........    4.00       6/13/2007     1,000,679
                                1,300,000    Freddie Mac..........................    2.29      10/28/2005     1,295,012
                                1,300,000    Freddie Mac..........................    2.41      11/04/2005     1,295,242
                                1,800,000    Freddie Mac (a)......................    3.82       7/14/2006     1,796,081
------------------------------------------------------------------------------------------------------------------------
                                             TOTAL U.S. GOVERNMENT AGENCY & INSTRUMENTALITY
                                             OBLIGATIONS--NON-DISCOUNT (COST--$53,107,146)................    53,049,578
------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--0.5%   $ 1,500,000    UBS Warburg Corp. LLC, purchased on 6/30/2005 to
                                               yield 3.40% to 7/01/2005, repurchase price $1,500,142
                                               collateralized by U.S. Treasury STRIPS***, due 10/15/2005
                                               to 7/15/2027...............................................     1,500,000
------------------------------------------------------------------------------------------------------------------------
                                             TOTAL REPURCHASE AGREEMENTS
                                             (COST--$1,500,000)...........................................     1,500,000
------------------------------------------------------------------------------------------------------------------------
                                             TOTAL INVESTMENTS
                                             (COST--$286,532,467**)--101.5%...............................   286,438,743
                                             LIABILITIES IN EXCESS OF OTHER ASSETS--(1.5%)................    (4,307,708)
                                                                                                            ------------
                                             NET ASSETS--100.0%...........................................  $282,131,035
                                                                                                            ============
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Domestic Money Market V.I. Fund
Schedule of Investments as of June 30, 2005 (concluded)
--------------------------------------------------------------------------------

* Commercial Paper and certain U.S. Government & Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. The interest rates on variable rate securities are adjusted periodically based upon appropriate indexes: the interest rates shown are the rates in effect at June 30, 2005.

** The cost and unrealized appreciation (depreciation) of investments as of June 30, 2005, as computed for federal income tax purposes, were as follows:

Aggregate cost..............................................   $286,532,467
                                                               ============
Gross unrealized appreciation...............................   $      6,551
Gross unrealized depreciation...............................       (100,275)
                                                               ------------
Net unrealized depreciation.................................   $    (93,724)
                                                               ============

*** Separately Traded Registered Interest and Principal of Securities.

(a) Variable rate notes.

(b) Restricted securities as to resale, representing 9.0% of net assets, were as follows:

----------------------------------------------------------------------------------------------------------
ISSUE                                                         ACQUISITION DATE      COST          VALUE
----------------------------------------------------------------------------------------------------------
Allstate Life Insurance Co., 3.211% due 11/01/2005*.........  11/01/2004...      $ 5,000,000   $ 5,000,000
Metropolitan Life Insurance Co., 3.211% due 4/03/2006*......      4/01/2005        5,000,000     5,000,000
Monumental Life Insurance Co., 3.271% due 5/22/2006*........      4/26/2005       10,500,000    10,500,000
New York Life Insurance Co., 3.40% due 5/26/2006*...........      5/27/2005        5,000,000     5,000,000
----------------------------------------------------------------------------------------------------------
TOTAL                                                                            $25,500,000   $25,500,000
                                                                                 ===========   ===========
----------------------------------------------------------------------------------------------------------

* Variable rate notes.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Domestic Money Market V.I. Fund
Statement of Assets and Liabilities as of June 30, 2005
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (identified
  cost--$286,532,467).......................................                $286,438,743
Cash........................................................                      31,568
Receivables:
  Interest..................................................  $  530,325
  Capital shares sold.......................................      77,653         607,978
                                                              ----------
Prepaid expenses............................................                       2,357
                                                                            ------------
Total assets................................................                 287,080,646
                                                                            ------------
-----------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Capital shares redeemed...................................   4,827,841
  Investment adviser........................................      99,437
  Other affiliates..........................................       3,574
  Distributor...............................................         298       4,931,150
                                                              ----------
Accrued expenses and other liabilities......................                      18,461
                                                                            ------------
Total liabilities...........................................                   4,949,611
                                                                            ------------
-----------------------------------------------------------------------------------------
NET ASSETS..................................................                $282,131,035
                                                                            ============
-----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value,
  3,300,000,000 shares authorized...........................                $ 28,218,813
Class II Shares of Common Stock, $.10 par value,
  1,300,000,000 shares authorized...........................                       3,956
Class III Shares of Common Stock, $.10 par value,
  1,300,000,000 shares authorized...........................                         100
Paid-in capital in excess of par............................                 254,001,890
Undistributed investment income--net........................  $    1,669
Accumulated realized capital losses--net....................      (1,669)
Unrealized depreciation--net................................     (93,724)
                                                              ----------
Total accumulated losses--net...............................                     (93,724)
                                                                            ------------
NET ASSETS..................................................                $282,131,035
                                                                            ============
-----------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $282,090,417 and 282,188,128
  shares outstanding........................................                $       1.00
                                                                            ============
Class II--Based on net assets of $39,618 and 39,563 shares
  outstanding...............................................                $       1.00
                                                                            ============
Class III--Based on net assets of $1,000 and 1,000 shares
  outstanding...............................................                $       1.00
                                                                            ============
-----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Domestic Money Market V.I. Fund
Statement of Operations for the Six Months Ended June 30, 2005
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest and discount earned................................              $3,986,315
-------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $732,566
Accounting services.........................................    60,202
Professional fees...........................................    17,458
Printing and shareholder reports............................    13,709
Custodian fees..............................................    13,494
Directors' fees and expenses................................     8,057
Transfer agent fees--Class I................................     2,481
Pricing services............................................       839
Distribution fees--Class II.................................        95
Transfer agent fees--Class II...............................         1
Other.......................................................     7,098
                                                              --------
Total expenses..............................................                 856,000
                                                                          ----------
Investment income--net......................................               3,130,315
                                                                          ----------
-------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS)--NET:
Realized loss on investments--net...........................                  (1,254)
Change in unrealized depreciation on investments--net.......                  89,353
                                                                          ----------
Total realized and unrealized gain--net.....................                  88,099
                                                                          ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........              $3,218,414
                                                                          ==========
-------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Domestic Money Market V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                              FOR THE SIX        FOR THE
                                                              MONTHS ENDED     YEAR ENDED
                                                                JUNE 30,      DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                2005            2004
-------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $ 3,130,315     $   3,299,936
Realized loss--net..........................................       (1,254)             (403)
Change in unrealized appreciation/depreciation--net.........       89,353          (326,924)
                                                              ------------    -------------
Net increase in net assets resulting from operations........    3,218,414         2,972,609
                                                              ------------    -------------
-------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................   (3,127,951)       (3,301,244)
  Class II..................................................       (1,099)           (1,333)
  Class III.................................................          (11)               (4)
                                                              ------------    -------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................   (3,129,061)       (3,302,581)
                                                              ------------    -------------
-------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................  (32,363,564)     (114,203,196)
                                                              ------------    -------------
-------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................  (32,274,211)     (114,533,168)
Beginning of period.........................................  314,405,246       428,938,414
                                                              ------------    -------------
End of period*..............................................  $282,131,035    $ 314,405,246
                                                              ============    =============
-------------------------------------------------------------------------------------------
* Undistributed investment income--net......................  $     1,669     $         415
                                                              ============    =============
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Domestic Money Market V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                                 CLASS I
                                                      -------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE           FOR THE SIX           FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE         MONTHS ENDED     --------------------------------------------
FINANCIAL STATEMENTS.                                 JUNE 30, 2005      2004        2003        2002        2001
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period................    $   1.00       $   1.00    $   1.00    $   1.00    $   1.00
                                                        --------       --------    --------    --------    --------
Investment income--net..............................       .0105          .0092       .0072       .0147       .0384
Realized and unrealized gain (loss)--net............       .0003         (.0009)     (.0004)     (.0007)      .0015
                                                        --------       --------    --------    --------    --------
Total from investment operations....................       .0108          .0083       .0068       .0140       .0399
                                                        --------       --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net............................      (.0105)        (.0092)     (.0072)     (.0147)     (.0384)
  Realized gain--net................................          --             --          --+         --+     (.0002)
                                                        --------       --------    --------    --------    --------
Total dividends and distributions...................      (.0105)        (.0092)     (.0072)     (.0147)     (.0386)
                                                        --------       --------    --------    --------    --------
Net asset value, end of period......................    $   1.00       $   1.00    $   1.00    $   1.00    $   1.00
                                                        ========       ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..................       1.05%++         .92%        .73%       1.49%       3.89%
                                                        ========       ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses............................................        .58%*          .57%        .57%        .57%        .57%
                                                        ========       ========    ========    ========    ========
Investment income and realized gain (loss)--net.....       2.14%*          .89%        .73%       1.47%       3.69%
                                                        ========       ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)............    $282,090       $314,351    $428,938    $545,630    $580,609
                                                        ========       ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------

*  Annualized.

** Total investment returns exclude insurance-related fees and expenses.

+  Amount is less than $(.0001) per share.

++  Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Domestic Money Market V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                           CLASS II
                                                              ----------------------------------
                                                              FOR THE SIX      FOR THE PERIOD
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                  MONTHS ENDED   FEBRUARY 13, 2004++
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                   JUNE 30,       TO DECEMBER 31,
FINANCIAL STATEMENTS.                                             2005              2004
------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................    $  1.00            $  1.00
                                                                -------            -------
Investment income--net......................................      .0098              .0071
Realized and unrealized gain--net...........................         --+                --+
                                                                -------            -------
Total from investment operations............................      .0098              .0071
                                                                -------            -------
Less dividends from investment income--net..................     (.0098)            (.0071)
                                                                -------            -------
Net asset value, end of period..............................    $  1.00            $  1.00
                                                                =======            =======
------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................       .98%+++            .72%+++
                                                                =======            =======
------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................       .73%*              .72%*
                                                                =======            =======
Investment income and realized gain (loss)--net.............      1.72%*              .98%*
                                                                =======            =======
------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................    $    40            $    53
                                                                =======            =======
------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

+   Amount is less than $.0001 per share.

++  Commencement of operations.

+++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Domestic Money Market V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                           CLASS III
                                                              -----------------------------------
                                                              FOR THE SIX       FOR THE PERIOD
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                  MONTHS ENDED   SEPTEMBER 30, 2004++
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                   JUNE 30,       TO DECEMBER 31,
FINANCIAL STATEMENTS.                                             2005               2004
-------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................    $  1.00            $  1.00
                                                                -------            -------
Investment income--net......................................      .0111              .0040
Realized and unrealized gain--net...........................         --+                --+
                                                                -------            -------
Total from investment operations............................      .0111              .0040
                                                                -------            -------
Less dividends from investment income--net..................     (.0111)            (.0040)
                                                                -------            -------
Net asset value, end of period..............................    $  1.00            $  1.00
                                                                =======            =======
-------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................      1.11%+++            .40%+++
                                                                =======            =======
-------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................       .58%*              .57%*
                                                                =======            =======
Investment income and realized gain (loss)--net.............      2.26%*             1.44%*.
                                                                =======            =======
-------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................    $     1            $     1
                                                                =======            =======
-------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

+   Amount is less than $.0001 per share.

++  Commencement of operations.

+++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Domestic Money Market V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

FAM Variable Series Funds, Inc. (formerly Merrill Lynch Variable Series Funds, Inc.) (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Mercury Domestic Money Market V.I. Fund (formerly Merrill Lynch Domestic Money Market V.I. Fund) (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities with remaining maturities of greater than 60 days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing 60 days or less from their date of acquisition are valued at amortized cost, which approximates market value. For the purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Company's Board of Directors.

  (b) Repurchase agreements--The Fund may invest in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks-to-market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the seller defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.

  (e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests monthly such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional Fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

  (f) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (g) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on

--------------------------------------------------------------------------------

the next business day. Where the Fund receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"), doing business as Mercury Advisors. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.
  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .50% of the average daily value of the Fund's net assets.
  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% of the average daily value of the Fund's Class II net assets and .25% of the average daily value of the Fund's Class III net assets. For the six months ended June 30, 2005, the distribution fees were not accrued for Class III.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC, may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates.

  For the six months ended June 30, 2005, the Fund reimbursed MLIM $3,564 for certain accounting services.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, ML & Co., and/or MLIM, LLC.

3. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions was $32,363,564 and $114,203,196 for the six months ended June 30, 2005 and the year ended December 31, 2004, respectively.

  Transactions in capital shares for each class were as follows:

----------------------------------------------------------------------
Class I Shares for the Six Months Ended                     Dollar
June 30, 2005                               Shares          Amount
----------------------------------------------------------------------
Shares sold.........................       65,529,744    $  65,529,744
Shares issued to shareholders in
 reinvestment of dividends..........        3,128,027        3,128,027
                                         ------------    -------------
Total issued........................       68,657,771       68,657,771
Shares redeemed.....................     (101,007,716)    (101,007,716)
                                         ------------    -------------
Net decrease........................      (32,349,945)   $ (32,349,945)
                                         ============    =============
----------------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended                      Dollar
December 31, 2004                      Shares          Amount
-----------------------------------------------------------------
Shares sold.......................   138,164,749    $ 138,164,749
Shares issued to shareholders in
 reinvestment of dividends........     3,302,672        3,302,672
                                    ------------    -------------
Total issued......................   141,467,421      141,467,421
Shares redeemed...................  (255,724,799)    (255,724,799)
                                    ------------    -------------
Net decrease......................  (114,257,378)   $(114,257,378)
                                    ============    =============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class II Shares for the Six Months Ended                 Dollar
June 30, 2005                                Shares      Amount
-----------------------------------------------------------------
Shares sold...............................   534,933    $ 534,933
Shares issued to shareholders in
 reinvestment of dividends................     1,099        1,099
                                            --------    ---------
Total issued..............................   536,032      536,032
Shares redeemed...........................  (549,651)    (549,651)
                                            --------    ---------
Net increase..............................   (13,619)   $ (13,619)
                                            ========    =========
-----------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Period                           Dollar
February 13, 2004+ to December 31, 2004     Shares       Amount
------------------------------------------------------------------
Shares sold.............................   4,294,727   $ 4,294,727
Shares issued to shareholders in
 reinvestment of dividends..............       1,072         1,072
                                          ----------   -----------
Total issued............................   4,295,799     4,295,799
Shares redeemed.........................  (4,242,617)   (4,242,617)
                                          ----------   -----------
Net increase............................      53,182   $    53,182
                                          ==========   ===========
------------------------------------------------------------------

+ Commencement of operations.

------------------------------------------------------------------
Class III Shares for the                                    Dollar
Six Months Ended June 30, 2005                    Shares    Amount
------------------------------------------------------------------
Shares sold.....................................     --         --
                                                  -----     ------
Net increase....................................     --         --
                                                  =====     ======
------------------------------------------------------------------

------------------------------------------------------------------
Class III Shares for the Period                             Dollar
September 30, 2004+ to December 31, 2004          Shares    Amount
------------------------------------------------------------------
Shares sold.....................................  1,000     $1,000
                                                  -----     ------
Net increase....................................  1,000     $1,000
                                                  =====     ======
------------------------------------------------------------------

+ Commencement of operations.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Fundamental Growth V.I. Fund
A Discussion With Your Fund's Portfolio Manager
--------------------------------------------------------------------------------

  In a volatile investing environment, the Fund provided competitive returns and, at period-end, was positioned for a slowdown in U.S. economic growth. HOW DID THE FUND PERFORM DURING THE PERIOD IN LIGHT OF THE EXISTING MARKET CONDITIONS?

  For the six-month period ended June 30, 2005, Mercury Fundamental Growth V.I. Fund's Class I Shares posted a total return of -0.68%. For the same period, the Standard & Poor's 500 (S&P 500) Index and the S&P 500 Barra Growth Index returned -0.81% and -1.73%, respectively.

  The Fund's decline for the period was modest compared to the decline of the benchmark S&P 500 Barra Growth Index. Notably, the S&P MidCap and SmallCap indexes had meaningful positive investment returns for the same time period, with mid cap stocks outperforming both large cap and small cap stocks. In addition, the S&P 500 Barra Value Index posted a return of +0.09% for the period, indicating that the value style of investing outperformed growth for the period. U.S. Treasury bonds and high-grade corporate bonds had significant positive investment returns for the six months ended June 30, 2005. Overall, the equity, bond and commodity markets were relatively volatile throughout the period.

  Within the S&P 500 Barra Growth Index, the utility and energy sectors were the top performers. Given its growth-oriented investment objective, the Fund had no exposure to utilities, typically a more defensive market, but was still able to outperform the benchmark.

  The Fund's positive relative results are attributed to stock selection in the health care and energy sectors. Top performers in the portfolio were Alcon, Inc., Gilead Sciences, Inc., Transocean, Inc., Corning, Inc., WellPoint, Inc., Schlumberger Ltd., UnitedHealth Group, Inc., Baker Hughes Inc. and Marriott International, Inc. The Fund's significant underweighting in the poor-performing information technology (IT) sector also was a meaningful positive contributor to relative performance during the six-month period.

  Individual stocks that detracted most from Fund performance were Doral Financial Corp., which we sold due to a deterioration in the company's fundamentals, as well as Wynn Resorts Ltd., 3M Co., Boston Scientific Corp. and MBNA Corp. Also hampering relative performance during the period was our lack of investment exposure to Exxon Mobil Corp., which was included in the S&P 500 Barra Growth Index in late December 2004 as the largest market capitalization in the benchmark.

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

  Early in the six-month period, we made some major shifts in the sector and/or individual stock exposure in the portfolio.

  In the health care sector, we initiated positions in companies that we believe could benefit as federal and state governments endeavor to change the U.S. health care delivery system. New investments in the health care sector included Fisher Scientific International, St. Jude Medical, Inc., Waters Corp., Caremark Rx, Inc., Covance, Inc., UnitedHealth and Johnson & Johnson. Health care investments that were sold during the six-month period included Zimmer Holdings, Inc. and Celegene Corp., which also was a new purchase during the six months. Relative to the S&P 500 Barra Growth Index, the health care sector is the most overweighted sector in the portfolio.

  In the industrials sector, we liquidated our positions in Monster Worldwide Inc., PACCAR, Inc., Rockwell Automation, Inc., Cummins, Inc., Eaton Corp., Robert Half International, Inc. and Emerson Electric Co.--all based on relatively high valuations. We added investment positions in Boeing Co., Lockheed Martin Corp., Deere & Co. and Caterpillar, Inc. In our opinion, the dramatic decline in the U.S. dollar over the past two years puts U.S. manufacturers of aerospace and agricultural and industrial construction equipment in a position to grow by taking market share from manufacturers in Europe and Asia. As with health care, our investment exposure to the industrials sector has increased over the past six months.

  In contrast, we meaningfully reduced the portfolio's exposure to the IT sector, selling out positions as the stocks rose in January 2005 on the basis of very good earnings reports. As mentioned earlier, our increased underweighting of this sector was a meaningful positive contributor to the Fund's relative performance. We are concerned that there is too much capacity to produce technology products across the board on a global basis. In addition, Chinese and other Asian companies are becoming the most aggressive competitors, with a threshold for profitability that is much lower than their

--------------------------------------------------------------------------------

U.S. counterparts. This does not appear to be a formula for materially higher profits, profitability and higher stock valuations for most U.S. technology companies.

  In the materials sector, we shifted our focus from metals and mining to chemicals by selling Phelps Dodge Corp. and Freeport-McMoRan Copper & Gold, Inc. and adding Air Products & Chemicals, Inc., The Dow Chemical Co., Praxair, Inc. and E.I. du Pont de Nemours & Co. We are concerned about the pricing and profitability of metals companies in 2005 as new mining capacity is developed around the globe. On the other hand, the decline in the U.S. dollar enhances the competitive position and profit growth of U.S. companies in the industrial chemicals and gases businesses.

  For the first time in several years, we increased the portfolio's exposure to the financials sector, adding positions in Bank of America Corp., Washington Mutual, Inc., Citigroup, Inc., U.S. Bancorp, Doral Financial Corp. and MBNA Corp. By period-end, we had liquidated our positions in Washington Mutual, Doral Financial and MBNA in response to changes in the companies' business fundamentals. Although the continued increase in the federal funds rate will put a crimp on lending margins, we believe the recent acceleration of both commercial and consumer loan demand will offset the impact of narrower margins. The majority of these financial service companies have relatively high dividend yields to cushion the downside of stock prices as the Federal Reserve Board (the
Fed) continues to raise short-term interest rates.

  In the energy sector, we took profits on many of the portfolio's holdings in exploration and development companies, selling Devon Energy Corp., Apache Corp., Pioneer Natural Resources Inc. and Occidental Petroleum Corp. The proceeds from the sales were reinvested in companies that provide logistical intelligence, equipment and services for private companies and governments to explore and develop new petroleum reserves, which are obviously scarce. We have had a positive secular view toward the energy sector during this decade. However, when global economies experience a slowdown in real growth or a recession, as occurred in the United States in 2001, energy prices fall and the stocks generally decline. Therefore, we maintained an in-line to modest overweight of the energy sector relative to the S&P 500 Barra Growth Index.

HOW WOULD YOU CHARACTERIZE THE FUND'S POSITION AT THE CLOSE OF THE PERIOD?

  The Fund is positioned for a slowdown in U.S. economic growth. We ended the period overweight in the industrials sector, assuming a continuation of capital investment programs in the United States and Asia, particularly China. Despite the recent sharp upturn in the value of the U.S. dollar relative to the euro, we believe U.S. manufacturers of industrial goods, as well as chemicals and gases, should benefit from their increased competitive position in the global markets.

  Our focus in the consumer discretionary sector is on companies in the services and entertainment segments, which we believe could do well as consumers spend more on these services rather than on motor vehicles, consumer electronics and home appliances. In the energy sector, we expect a continued ramp-up of corporate and government spending on exploration and development of new energy reserves. We have anticipated this type of development for more than two-and-one-half years given the substantial demand for energy and material goods from the Chinese economy. Finally, a slowdown in consumer spending could cause the Fed to stop or change the direction of its monetary restraint program, which could benefit large banks and financial services companies.

Lawrence R. Fuller
Vice President and Portfolio Manager

July 13, 2005
--------------------------------------------------------------------------------

  Effective May 1, 2005, the name of the Fund was changed to Mercury Fundamental Growth V.I. Fund of FAM Variable Series Funds, Inc. This change has no impact on the Fund's investment objective or its management team, nor does it result in a change to the Fund's symbol.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Fundamental Growth V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/05                                           +3.26%
--------------------------------------------------------------------------
Five Years Ended 6/30/05                                         -6.01
--------------------------------------------------------------------------
Inception (4/03/00) through 6/30/05                              -5.41
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Fundamental Growth V.I. Fund
Aggregate Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
Inception (9/30/04) through 6/30/05                              +8.40%
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Fundamental Growth V.I. Fund
Aggregate Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
Inception (9/30/04) through 6/30/05                              +8.40%
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Fundamental Growth V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF JUNE 30, 2005                                           TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  -0.68%         +3.26%
-----------------------------------------------------------------------------------------
Class II Shares*                                                 -0.68             --
-----------------------------------------------------------------------------------------
Class III Shares*                                                -0.68             --
-----------------------------------------------------------------------------------------
S&P 500(R) Index**                                               -0.81          +6.32
-----------------------------------------------------------------------------------------
S&P 500 Barra Growth Index***                                    -1.73          +1.53
-----------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Class II and Class III Shares commenced operations on 9/30/04. Returns do not show the effects of distribution fees (12(b)-1 fees) applicable to Class II and Class III Shares because these fees have not yet been charged. If such fees were included, returns shown would have been lower.

** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of the NYSE market capitalization and 30% of NYSE issues.

*** This unmanaged Index is a capitalization-weighted index of all the stocks in the Standard & Poor's 500 Index that have higher price-to-book ratios.

Past results shown should not be considered a representation of future performance.

S&P 500 is a registered trademark of the McGraw-Hill Companies.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Fundamental Growth V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2005 and held through June 30, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  EXPENSES PAID
                                                                 BEGINNING         ENDING       DURING THE PERIOD*
                                                               ACCOUNT VALUE    ACCOUNT VALUE   JANUARY 1, 2005 TO
                                                              JANUARY 1, 2005   JUNE 30, 2005     JUNE 30, 2005
------------------------------------------------------------------------------------------------------------------
ACTUAL
------------------------------------------------------------------------------------------------------------------
Class I                                                           $1,000          $  993.20           $3.71
------------------------------------------------------------------------------------------------------------------
Class II                                                          $1,000          $  993.20           $3.71
------------------------------------------------------------------------------------------------------------------
Class III                                                         $1,000          $  993.20           $3.71
------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
------------------------------------------------------------------------------------------------------------------
Class I                                                           $1,000          $1,021.08           $3.76
------------------------------------------------------------------------------------------------------------------
Class II                                                          $1,000          $1,021.08           $3.76
------------------------------------------------------------------------------------------------------------------
Class III                                                         $1,000          $1,021.08           $3.76
------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.75% for Class I, .75% for Class II and .75% for Class
   III), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Currently, Class II and Class III have money from an affiliated entity and are not accruing their distribution fees (12(b)-1 fees). If, during the period, the distribution fees were accrued, the actual expense ratios would have been approximately .90% and 1.00%, the actual expenses paid would have been approximately $4.45 and $4.94, and the hypothetical expenses paid would have been approximately $4.51 and $5.01 for Class II and Class III, respectively.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Fundamental Growth V.I. Fund
Portfolio Information as of June 30, 2005
--------------------------------------------------------------------------------

                                                                 PERCENT OF
SECTOR* REPRESENTATION                                        TOTAL INVESTMENTS
-------------------------------------------------------------------------------
Health Care.................................................        25.2%
Industrials.................................................        18.4
Consumer Discretionary......................................        13.8
Information Technology......................................        11.2
Energy......................................................         8.7
Consumer Staples............................................         7.6
Materials...................................................         7.4
Financials..................................................         4.9
Other**.....................................................         2.8
-------------------------------------------------------------------------------

* For Fund compliance purposes, "Sector" means any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

** Includes portfolio holdings in short-term investments.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Fundamental Growth V.I. Fund
Schedule of Investments as of June 30, 2005
--------------------------------------------------------------------------------

                                 SHARES
INDUSTRY*                         HELD                              COMMON STOCKS                           VALUE
---------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--2.9%           42,900      Boeing Co. ...........................................  $  2,831,400
                                    39,600      Lockheed Martin Corp. ................................     2,568,852
                                                                                                        ------------
                                                                                                           5,400,252
---------------------------------------------------------------------------------------------------------------------
BEVERAGES--1.6%                     56,300      PepsiCo, Inc. ........................................     3,036,259
---------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY--2.9%                 42,300      Amgen, Inc. (b).......................................     2,557,458
                                    62,000      Gilead Sciences, Inc. (b).............................     2,727,380
                                                                                                        ------------
                                                                                                           5,284,838
---------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--1.3%               31,100      Franklin Resources, Inc. .............................     2,394,078
---------------------------------------------------------------------------------------------------------------------
CHEMICALS--7.3%                     48,400      Air Products & Chemicals, Inc. .......................     2,918,520
                                    98,000      The Dow Chemical Co. .................................     4,363,940
                                    57,200      E.I. du Pont de Nemours & Co. ........................     2,460,172
                                    31,300      Nalco Holding Co. (b).................................       614,419
                                    64,200      Praxair, Inc. ........................................     2,991,720
                                                                                                        ------------
                                                                                                          13,348,771
---------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS--2.4%              54,700      Bank of America Corp. ................................     2,494,867
                                    67,800      U.S. Bancorp..........................................     1,979,760
                                                                                                        ------------
                                                                                                           4,474,627
---------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS                     120,600      Corning, Inc. (b).....................................     2,004,372
EQUIPMENT--2.3%
                                    66,700      Telefonaktiebolaget LM Ericsson (c)...................     2,131,065
                                                                                                        ------------
                                                                                                           4,135,437
---------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL               44,300      Citigroup, Inc. ......................................     2,047,989
SERVICES--1.1%
---------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT &                  48,600      Baker Hughes, Inc. ...................................     2,486,376
SERVICES--8.6%
                                    26,900      Grant Prideco, Inc. (b)...............................       711,505
                                    65,800      Halliburton Co. ......................................     3,146,556
                                    38,900      National Oilwell Varco, Inc. (b)......................     1,849,306
                                    55,200      Schlumberger Ltd. ....................................     4,191,888
                                    62,800      Transocean, Inc. (b)..................................     3,389,316
                                                                                                        ------------
                                                                                                          15,774,947
---------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS--2.3%                 65,500      McCormick & Co., Inc. ................................     2,140,540
                                    29,000      Wm. Wrigley Jr. Co. ..................................     1,996,360
                                                                                                        ------------
                                                                                                           4,136,900
---------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT &             69,400      Alcon, Inc. ..........................................     7,588,890
SUPPLIES--11.6%
                                   106,900      Boston Scientific Corp. (b)...........................     2,886,300
                                    24,200      Fisher Scientific International (b)...................     1,570,580
                                    72,100      Medtronic, Inc. ......................................     3,734,059
                                    52,200      St. Jude Medical, Inc. (b)............................     2,276,442
                                    60,900      Varian Medical Systems, Inc. (b)......................     2,273,397
                                    23,600      Waters Corp. (b)......................................       877,212
                                                                                                        ------------
                                                                                                          21,206,880
---------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS &             52,200      Caremark Rx, Inc. (b).................................     2,323,944
SERVICES--6.7%
                                     8,900      Covance, Inc. (b).....................................       399,343
                                    97,300      UnitedHealth Group, Inc. .............................     5,073,222
                                    63,200      WellPoint, Inc. (b)...................................     4,401,248
                                                                                                        ------------
                                                                                                          12,197,757
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Fundamental Growth V.I. Fund
Schedule of Investments as of June 30, 2005 (continued)
--------------------------------------------------------------------------------

                                 SHARES
INDUSTRY*                         HELD                              COMMON STOCKS                           VALUE
---------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS &               40,300      Carnival Corp. .......................................  $  2,198,365
LEISURE--8.7%
                                    56,300      Marriott International, Inc. Class A..................     3,840,786
                                    51,200      Starbucks Corp. (b)...................................     2,644,992
                                    50,000      Starwood Hotels & Resorts Worldwide, Inc. ............     2,928,500
                                     7,800      Station Casinos, Inc. ................................       517,920
                                    34,300      Wynn Resorts Ltd. (b).................................     1,621,361
                                    40,400      Yum! Brands, Inc. ....................................     2,104,032
                                                                                                        ------------
                                                                                                          15,855,956
---------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--2.5%            86,300      Procter & Gamble Co. .................................     4,552,325
---------------------------------------------------------------------------------------------------------------------
IT SERVICES--1.5%                   50,000      First Data Corp. .....................................     2,007,000
                                    25,900      Hewitt Associates, Inc. Class A (b)...................       686,609
                                                                                                        ------------
                                                                                                           2,693,609
---------------------------------------------------------------------------------------------------------------------
INDUSTRIAL                         106,400      3M Co.................................................     7,692,720
CONGLOMERATES--10.8%
                                   350,000      General Electric Co. .................................    12,127,500
                                                                                                        ------------
                                                                                                          19,820,220
---------------------------------------------------------------------------------------------------------------------
INTERNET SOFTWARE &                  7,100      Google, Inc. (b)......................................     2,088,465
SERVICES--3.0%
                                    98,200      Yahoo!, Inc. (b)......................................     3,402,630
                                                                                                        ------------
                                                                                                           5,491,095
---------------------------------------------------------------------------------------------------------------------
MACHINERY--4.3%                     21,100      Caterpillar, Inc......................................     2,011,041
                                    29,200      Deere & Co............................................     1,912,308
                                    19,600      ITT Industries, Inc...................................     1,913,548
                                    64,300      Pall Corp.............................................     1,952,148
                                                                                                        ------------
                                                                                                           7,789,045
---------------------------------------------------------------------------------------------------------------------
MEDIA--1.1%                         77,200      Walt Disney Co........................................     1,943,896
---------------------------------------------------------------------------------------------------------------------
PERSONAL PRODUCTS--1.2%             56,100      Avon Products, Inc....................................     2,123,385
---------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--3.9%              109,900      Johnson & Johnson.....................................     7,143,500
---------------------------------------------------------------------------------------------------------------------
SOFTWARE--4.4%                     325,800      Microsoft Corp........................................     8,092,872
---------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL--1.7%             147,350      Staples, Inc..........................................     3,141,502
---------------------------------------------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY          66,800      Coach, Inc. (b).......................................     2,242,476
GOODS--2.3%
                                    22,300      Nike, Inc. Class B....................................     1,931,180
                                                                                                        ------------
                                                                                                           4,173,656
---------------------------------------------------------------------------------------------------------------------
TRADING COMPANIES &                 14,600      MSC Industrial Direct Co. Class A.....................       492,750
DISTRIBUTORS--0.3%
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL COMMON STOCKS
                                                (COST--$160,763,536)--96.7%...........................   176,752,546
---------------------------------------------------------------------------------------------------------------------
                                BENEFICIAL
                                  INTEREST                      SHORT-TERM SECURITIES
---------------------------------------------------------------------------------------------------------------------
                              $  5,029,749      Merrill Lynch Liquidity Series, LLC Cash Sweep Series
                                                  I (a)...............................................     5,029,749
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL SHORT-TERM SECURITIES
                                                (COST--$5,029,749)--2.7%..............................     5,029,749
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS
                                                (COST--$165,793,285**)--99.4%.........................   181,782,295
                                                OTHER ASSETS LESS LIABILITIES--0.6%...................     1,009,748
                                                                                                        ------------
                                                NET ASSETS--100.0%....................................  $182,792,043
                                                                                                        ============
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUND, INC.
Mercury Fundamental Growth V.I. Fund
Schedule of Investments as of June 30, 2005 (concluded)
--------------------------------------------------------------------------------

* For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

** The cost and unrealized appreciation (depreciation) of investments as of June
   30, 2005, as computed for federal income tax purposes, were as follows:

Aggregate cost..............................................  $167,329,097
                                                              ============
Gross unrealized appreciation...............................  $ 20,728,897
Gross unrealized depreciation...............................    (6,275,699)
                                                              ------------
Net unrealized appreciation.................................  $ 14,453,198
                                                              ============

(a) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

-------------------------------------------------------------------------------------
                                                                             INTEREST
AFFILIATE                                                     NET ACTIVITY    INCOME
-------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....  $(1,882,783)   $66,320
Merrill Lynch Liquidity Series, LLC Money Market Series.....  $(8,014,700)   $ 4,475
-------------------------------------------------------------------------------------

(b) Non-income producing security.

(c) Depositary Receipts.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Fundamental Growth V.I. Fund
Statement of Assets and Liabilities as of June 30, 2005
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (identified
  cost--$160,763,536).......................................                  $ 176,752,546
Investments in affiliated securities, at value (identified
  cost--$5,029,749).........................................                      5,029,749
Receivables:
  Capital shares sold.......................................  $    900,629
  Dividends.................................................       217,815
  Securities sold...........................................       181,753
  Interest from affiliates..................................         7,942
  Securities lending........................................           678        1,308,817
                                                              ------------
Prepaid expenses............................................                          1,203
                                                                              -------------
Total assets................................................                    183,092,315
                                                                              -------------
--------------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................       102,519
  Capital shares redeemed...................................       100,812
  Investment adviser........................................        88,931
  Other affiliates..........................................         2,407          294,669
                                                              ------------
Accrued expenses............................................                          5,603
                                                                              -------------
Total liabilities...........................................                        300,272
                                                                              -------------
--------------------------------------------------------------------------------------------
NET ASSETS..................................................                  $ 182,792,043
                                                                              =============
--------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                  $   2,485,652
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                             15
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                             15
Paid-in capital in excess of par............................                    189,080,286
Undistributed investment income--net........................  $    605,411
Accumulated realized capital losses--net....................   (25,368,346)
Unrealized appreciation--net................................    15,989,010
                                                              ------------
Total accumulated losses--net...............................                     (8,773,925)
                                                                              -------------
NET ASSETS..................................................                  $ 182,792,043
                                                                              =============
--------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $182,789,875 and 24,856,523
  shares outstanding........................................                  $        7.35
                                                                              =============
Class II--Based on net assets of $1,084 and 147.49 shares
  outstanding...............................................                  $        7.35
                                                                              =============
Class III--Based on net assets of $1,084 and 147.49 shares
  outstanding...............................................                  $        7.35
                                                                              =============
--------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Fundamental Growth V.I. Fund
Statement of Operations for the Six Months Ended June 30, 2005
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $15,513 foreign withholding tax)..........                 $ 1,232,790
Interest from affiliates....................................                      66,320
Securities lending--net.....................................                       4,475
                                                                             -----------
Total income................................................                   1,303,585
                                                                             -----------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $   605,852
Accounting services.........................................       42,520
Professional fees...........................................       15,663
Custodian fees..............................................       10,999
Printing and shareholder reports............................        8,432
Directors' fees and expenses................................        4,913
Transfer agent fees--Class I................................        2,376
Pricing services............................................        1,538
Other.......................................................        5,758
                                                              -----------
Total expenses..............................................                     698,051
                                                                             -----------
Investment income--net......................................                     605,534
                                                                             -----------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS)--NET:
Realized gain (loss) on:
  Investments--net..........................................    7,538,890
  Foreign currency transactions--net........................      (24,400)     7,514,490
                                                              -----------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   (9,441,826)
  Foreign currency transactions--net........................          808     (9,441,018)
                                                              -----------    -----------
Total realized and unrealized loss--net.....................                  (1,926,528)
                                                                             -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $(1,320,994)
                                                                             ===========
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Fundamental Growth V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                              FOR THE SIX      FOR THE
                                                              MONTHS ENDED    YEAR ENDED
                                                                JUNE 30,     DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                2005           2004
-----------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $   605,534    $  1,452,954
Realized gain--net..........................................    7,514,490      14,148,483
Change in unrealized appreciation/depreciation--net.........   (9,441,018)     (3,155,692)
                                                              ------------   ------------
Net increase (decrease) in net assets resulting from
  operations................................................   (1,320,994)     12,445,745
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................           --      (1,461,036)
  Class II..................................................           --              (8)
  Class III.................................................           --              (8)
                                                              ------------   ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................           --      (1,461,052)
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................  (15,230,969)     (8,650,692)
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................  (16,551,963)      2,334,001
Beginning of period.........................................  199,344,006     197,010,005
                                                              ------------   ------------
End of period*..............................................  $182,792,043   $199,344,006
                                                              ============   ============
-----------------------------------------------------------------------------------------
* Undistributed (accumulated distributions in excess of)
  investment income--net....................................  $   605,411    $       (123)
                                                              ============   ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Fundamental Growth V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                                  CLASS I
                                                        ------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE             FOR THE SIX          FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE           MONTHS ENDED    --------------------------------------------
FINANCIAL STATEMENTS.                                   JUNE 30, 2005     2004        2003        2002        2001
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................    $   7.40      $   6.98    $   5.46    $   7.54    $   9.23
                                                          --------      --------    --------    --------    --------
Investment income--net***.............................         .02           .05         .01         .01         .04
Realized and unrealized gain (loss)--net..............        (.07)          .42        1.52       (2.08)      (1.71)
                                                          --------      --------    --------    --------    --------
Total from investment operations......................        (.05)          .47        1.53       (2.07)      (1.67)
                                                          --------      --------    --------    --------    --------
Less dividends from investment income--net............          --          (.05)       (.01)       (.01)       (.02)
                                                          --------      --------    --------    --------    --------
Net asset value, end of period........................    $   7.35      $   7.40    $   6.98    $   5.46    $   7.54
                                                          ========      ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share....................       (.68%)+       6.80%      27.98%     (27.51%)    (18.12%)
                                                          ========      ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................        .75%*         .74%        .74%        .75%        .79%
                                                          ========      ========    ========    ========    ========
Investment income--net................................        .65%*         .75%        .13%        .09%        .57%
                                                          ========      ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..............    $182,790      $199,342    $197,010    $200,524    $163,218
                                                          ========      ========    ========    ========    ========
Portfolio turnover....................................      50.00%        78.03%     134.62%      89.61%      94.56%
                                                          ========      ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Fundamental Growth V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                           CLASS II
                                                              -----------------------------------
                                                              FOR THE SIX       FOR THE PERIOD
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                  MONTHS ENDED    SEPTEMBER 30, 2004+
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                   JUNE 30,        TO DECEMBER 31,
FINANCIAL STATEMENTS.                                             2005               2004
-------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................    $  7.40             $  6.83
                                                                -------             -------
Investment income--net***...................................        .02                 .05
Realized and unrealized gain (loss)--net....................       (.07)                .57
                                                                -------             -------
Total from investment operations............................       (.05)                .62
                                                                -------             -------
Less dividends from investment income--net..................         --                (.05)
                                                                -------             -------
Net asset value, end of period..............................    $  7.35             $  7.40
                                                                =======             =======
-------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................      (.68%)@             9.14%@
                                                                =======             =======
-------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................       .75%*               .74%*
                                                                =======             =======
Investment income--net......................................       .65%*              2.79%*
                                                                =======             =======
-------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................    $     1             $     1
                                                                =======             =======
Portfolio turnover..........................................     50.00%              78.03%
                                                                =======             =======
-------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Commencement of operations.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Fundamental Growth V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                           CLASS III
                                                              -----------------------------------
                                                              FOR THE SIX       FOR THE PERIOD
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                  MONTHS ENDED    SEPTEMBER 30, 2004+
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                   JUNE 30,        TO DECEMBER 31,
FINANCIAL STATEMENTS.                                             2005               2004
-------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................    $  7.40             $  6.83
                                                                -------             -------
Investment income--net***...................................        .02                 .05
Realized and unrealized gain (loss)--net....................       (.07)                .57
                                                                -------             -------
Total from investment operations............................       (.05)                .62
                                                                -------             -------
Less dividends from investment income--net..................         --                (.05)
                                                                -------             -------
Net asset value, end of period..............................    $  7.35             $  7.40
                                                                =======             =======
-------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................      (.68%)@             9.14%@
                                                                =======             =======
-------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................       .75%*               .74%*
                                                                =======             =======
Investment income--net......................................       .65%*              2.79%*
                                                                =======             =======
-------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................    $     1             $     1
                                                                =======             =======
Portfolio turnover..........................................     50.00%              78.03%
                                                                =======             =======
-------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Commencement of operations.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Fundamental Growth V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

FAM Variable Series Funds, Inc. (formerly Merrill Lynch Variable Series Funds, Inc.) (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co."), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Mercury Fundamental Growth V.I. Fund (formerly Merrill Lynch Fundamental Growth V.I. Fund) (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are

--------------------------------------------------------------------------------

determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Company's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on

--------------------------------------------------------------------------------

the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"), doing business as Mercury Advisors. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .65% of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Company. There is no increase in the aggregate fees paid by the Fund for these services.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing distribution fees each month at an annual rate of .15% of the average daily value of the Fund's Class II net assets and .25% of the average daily value of the Fund's Class III net assets. For the six months ended June 30, 2005, the distribution fees were not accrued for Class II and Class III.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC") an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the six months ended June 30, 2005, MLIM, LLC received $1,914 in securities lending agent fees from the Fund.

  For the six months ended June 30, 2005, the Fund reimbursed MLIM $4,710 for certain accounting services.

  In addition, MLPF&S received $21,296 in commissions on the execution of portfolio security transactions for the Fund for the six months ended June 30, 2005.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, ML & Co., and/or MLIM, LLC.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2005 were $91,778,455 and $105,729,064, respectively.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions was $15,230,969 and $8,650,692 for the six months ended June 30, 2005 and the year ended December 31, 2004, respectively.

  Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------
Class I Shares for the Six Months Ended                   Dollar
June 30, 2005                              Shares         Amount
-------------------------------------------------------------------
Shares sold...........................      847,000    $  6,116,265
Shares redeemed.......................   (2,942,284)    (21,347,234)
                                         ----------    ------------
Net decrease..........................   (2,095,284)   $(15,230,969)
                                         ==========    ============
-------------------------------------------------------------------

--------------------------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2004                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   2,350,161    $ 16,497,046
Shares issued to shareholders in
 reinvestment of dividends...........     197,207       1,461,036
                                       ----------    ------------
Total issued.........................   2,547,368      17,958,082
Shares redeemed......................  (3,813,915)    (26,610,790)
                                       ----------    ------------
Net decrease.........................  (1,266,547)   $ (8,652,708)
                                       ==========    ============
-----------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Six Months Ended                    Dollar
June 30, 2005                                     Shares    Amount
------------------------------------------------------------------
Shares sold.....................................    --      $   --
                                                   ---      ------
Net increase....................................    --      $   --
                                                   ===      ======
------------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Period                              Dollar
September 30, 2004+ to December 31, 2004          Shares    Amount
------------------------------------------------------------------
Shares sold.....................................   146      $1,000
Shares issued to shareholders in reinvestment of
 dividends......................................     1           8
                                                   ---      ------
Net increase....................................   147      $1,008
                                                   ===      ======
------------------------------------------------------------------

+ Commencement of operations.

------------------------------------------------------------------
Class III Shares for the Six Months Ended                   Dollar
June 30, 2005                                     Shares    Amount
------------------------------------------------------------------
Shares sold.....................................    --      $   --
                                                   ---      ------
Net increase....................................    --      $   --
                                                   ===      ======
------------------------------------------------------------------

------------------------------------------------------------------
Class III Shares for the Period                             Dollar
September 30, 2004+ to December 31, 2004          Shares    Amount
------------------------------------------------------------------
Shares sold.....................................   146      $1,000
Shares issued to shareholders in reinvestment of
 dividends......................................     1           8
                                                   ---      ------
Net increase....................................   147      $1,008
                                                   ===      ======
------------------------------------------------------------------

+ Commencement of operations.

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2005. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended June 30, 2005.

6. CAPITAL LOSS CARRYFORWARD:

On December 31, 2004, the Fund had a net capital loss carryforward of $31,224,839, of which $16,909,814 expires in 2010 and $14,315,025 expires in
2011. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
A Discussion With Your Fund's Portfolio Manager
--------------------------------------------------------------------------------

  The Fund outperformed its Reference Portfolio and its comparable Lipper category of Global Flexible Portfolio Funds for the period, benefiting from an asset allocation that favored equities over fixed income investments.

HOW DID THE FUND PERFORM DURING THE PERIOD IN LIGHT OF THE EXISTING MARKET CONDITIONS?

  For the six-month period ended June 30, 2005, Mercury Global Allocation V.I. Fund's, Class I, Class II and Class III Shares had total returns of +0.95%, +0.87% and +0.86%, respectively.

  Fund results outpaced the +0.16% return of its broad-based, all-equity benchmark, the Financial Times Stock Exchange (FTSE) World Index, and significantly exceeded the -0.82% return of its Reference Portfolio for the six-month period. Because the Fund invests in a combination of equities and bonds, the Reference Portfolio provides a truer representation of the Fund's composition and, therefore, a more comparable means for measurement. Returns for each component of the Reference Portfolio for the six months ended June 30, 2005, were as follows: the Standard & Poor's 500 (S&P 500) Index returned -0.81%; the FTSE World Index (ex-U.S.) returned +0.22%; the Merrill Lynch Treasury Index GA05 returned +1.22%; and the Citigroup (non-U.S. dollar) World Government Bond Index returned -5.71%.

  The Fund also outperformed its comparable Lipper category of Global Flexible Portfolio Funds, which posted an average return of -1.03% for the six months ended June 30, 2005. (Funds in this Lipper category allocate their investments across various asset classes, including both domestic and foreign stocks, bonds and money market instruments, and focus on total return. At least 25% of portfolio assets are invested in securities traded outside the United States, and may include shares of gold mines, gold-oriented mining finance houses, gold coins or bullion.)

  The Fund was able to generate positive results during the past six months, even though returns for global equity markets were mixed. Notably, the U.S. equity market, as measured by the S&P 500 Index, declined during the period. Bucking the downward trend in U.S. equities were many European stocks, which rallied despite low gross domestic product (GDP) growth in the region, rising unemployment and a weakening euro. In Asia, particularly Japan, we saw modest growth and returns, while China maintained its robust rate of expansion, which continued to drive worldwide demand for commodities and resources. Oil prices rallied more than 36% during the period and have risen over 55% in the past 12 months, touching all-time highs in late June. The performance of energy-related equities, which was one of just a few sectors that posted positive returns during the period, was largely responsible for mitigating the losses experienced across global equity markets. The rally in crude, coupled with sustained interest rate increases by the U.S. Federal Reserve Board (the Fed), has led some investors to conclude that global growth is due to slow, dimming the attractiveness of equities.

  Bond market performance around the globe was generally positive, particularly in the United States despite four 25 basis point (.25%) increases in the federal funds rate during the period. The most recent increase, on June 30, marked the ninth consecutive hike in the past 13 months, which lifted the federal funds rate to 3.25% from a low of 1% in June 2004. Despite the Fed's sustained campaign for higher short-term rates, yields on long-term government paper actually declined in the United States. The yield on the 10-year Treasury fell from 4.24% at December 31, 2004, to 3.94% at period-end, resulting in a return of 4.07% for the period. Declining long-term interest rates were not confined to the United States, as yields on 10-year government securities fell in most developed markets, including the United Kingdom, Japan, Germany and France.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE DURING THE PERIOD?

  The Fund's performance reflected an asset allocation strategy that included a slightly underweight position in equities, and a significant underweighting in fixed income, particularly high-quality, long-term U.S. and foreign sovereign debt. During the six-month period, the Fund benefited from its overweight position in Asian stocks, notably in India and South Korea, as well as effective stock selection in the U.S. overall, but particularly in the industrials sector. It also benefited from an overweight position in the energy sector, as the price of oil rose sharply and growth in Asia, particularly in China, fueled increased demand for raw materials.

  Although significantly underweight in fixed income as a whole, the Fund continued to

--------------------------------------------------------------------------------

benefit from the positioning of its fixed income component. This included exposure to U.S. corporate bonds (both convertible and high yield), emerging market debt, and U.S. government and European Union sovereign debt.

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

  We continued to focus on attractively valued stocks, particularly in Asia and the United States. Our strategy over the past six months included increasing the quality of the equity portfolio and taking profits in those stocks that outperformed, notably in the energy and materials sectors.

  We began the period with an equity weighting slightly below that of our Reference Portfolio at 56.8% of net assets versus the benchmark's 60% weighting. As of June 30, 2005, the Fund's equity allocation stood at 58.2% of net assets, reflecting a modest increase primarily in our equity exposure to both Asia and Europe, which was partially offset by a slight reduction in our allocation to U.S. equity holdings.

  The Fund was significantly underweight in fixed income securities for the duration of the six-month period, with 19% of net assets invested in bonds worldwide at the start of the period, as compared to the Reference Portfolio's fixed income allocation of 40%. During the period, the Fund's allocation to fixed income securities was increased slightly to 19.9% of net assets primarily due to an increase in our exposure to U.S. Treasury bonds coupled with a reduction in our weighting in European sovereign bonds. (Please note that the Fund's U.S. fixed income exposure includes bonds of non-U.S. issuers denominated in U.S. dollars.) Approximately 3.3% of the Fund's net assets was invested in convertible securities as of June 30, 2005, compared to 3.5% at December 31, 2004. These securities are reported as a portion of the Fund's fixed income securities, although some of these securities may tend to perform similar to equities.

  Reflecting the changes outlined above, the Fund's cash holdings decreased slightly from 24.2% of net assets to 21.9% over the past six months. Cash is actively managed and, as such, allocations to cash are an integral part of the Fund's investment strategy. Currently, most of the Fund's cash is considered zero-duration fixed income, and includes short-term U.S. dollar and non-U.S. dollar fixed income securities and other money market-type instruments.

HOW WOULD YOU CHARACTERIZE THE FUND'S POSITION AT THE CLOSE OF THE PERIOD?

  Compared to its Reference Portfolio, the Fund ended the period slightly underweight in equities, significantly underweight in fixed income securities and overweight in cash equivalents.

  Within the equity segment, the Fund ended the period slightly underweight in U.S. and European stocks and overweight in Asian stocks. In terms of sector allocations, the Fund was overweight in the energy, materials and telecommunications industries and underweight in consumer discretionary, health care, financials, technology, utilities, consumer staples and industrials. The investment team continues to look for undervalued companies that are expected to generate above-average rates of return.

  At June 30, 2005, the Fund had little exposure to long-term, high-grade fixed income securities in the United States, as we find the current yield on these instruments to be unattractive relative to the associated risk of higher interest rates. As for currency exposure, we ended the period with an underweight in the euro and the U.S. dollar. We have small overweight positions in several Asian currencies.

  Although the portfolio's equity allocation was modestly underweight relative to the Reference Portfolio at period-end, it was still higher than during most of the Fund's history. Thus, as mentioned in previous reports to shareholders, we expect the Fund may exhibit a somewhat higher beta (a measure of risk) versus the S&P 500 Index and higher volatility in net asset value than historically has been the case. Nevertheless, given the Fund's current positioning, we believe that both of these measures should remain below those typical of most all-equity funds in most market conditions.

Dennis Stattman
Vice President and Senior Portfolio Manager

July 13, 2005

---------------------------------------------------------

  Effective May 1, 2005, the name of the Fund was changed to Mercury Global Allocation V.I. Fund of FAM Variable Series Funds, Inc. This change has no impact on the Fund's investment objective or its management team, nor does it result in a change to the Fund's symbol.

---------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/05                                           +11.89%
--------------------------------------------------------------------------
Five Years Ended 6/30/05                                         + 3.45
--------------------------------------------------------------------------
Ten Years Ended 6/30/05                                          + 7.66
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Average Annual Total Return--Class II Shares*
--------------------------------------------------------------------------------

                                                                 RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/05                                           +11.73%
--------------------------------------------------------------------------
Inception (11/24/03) through 6/30/05                             +14.77
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Average Annual Total Return--Class III Shares*
--------------------------------------------------------------------------------

                                                                 RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/05                                           +11.55%
--------------------------------------------------------------------------
Inception (11/18/03) through 6/30/05                             +14.21
--------------------------------------------------------------------------

* Average Annual and Aggregate Total Returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

  Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
                    AS OF JUNE 30, 2005                       TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  +0.95%         +11.89%
-----------------------------------------------------------------------------------------
Class II Shares*                                                 +0.87          +11.73
-----------------------------------------------------------------------------------------
Class III Shares*                                                +0.86          +11.55
-----------------------------------------------------------------------------------------
FTSE World Index**                                               +0.16          +11.93
-----------------------------------------------------------------------------------------
Reference Portfolio***                                           -0.82          + 8.67
-----------------------------------------------------------------------------------------
U.S. Stocks: Standard & Poor's 500 Index****                     -0.81          + 6.32
-----------------------------------------------------------------------------------------
Non-U.S. Stocks: FTSE World Index (Ex-U.S.) Equities*****        +0.22          +17.03
-----------------------------------------------------------------------------------------
U.S. Bonds: ML Treasury Index GA05+                              +1.22          + 4.18
-----------------------------------------------------------------------------------------
Non-U.S. Bonds: Citigroup World Government Bond Index
  (Ex-U.S.)++                                                    -5.71          + 7.75
-----------------------------------------------------------------------------------------

* Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.
** This unmanaged market capitalization-weighted Index is comprised of nearly 2000 equities from 24 countries in 12 regions, including the United States.
*** The Reference Portfolio is an unmanaged weighted Index comprised as follows: 36% of the Standard & Poor's 500 Index; 24% FTSE World Index (Ex-U.S.) Equities; 24% Merrill Lynch Treasury Index GA05; and 16% Citigroup World Government Bond Index (Ex-U.S.).
****  This unmanaged broad-based Index is comprised of common stocks.
***** This unmanaged capitalization-weighted Index is comprised of 1,631 companies in 28 countries, excluding the United States.
+ This unmanaged Index is designed to track the total return of the current coupon five-year U.S. Treasury bond.
++ This unmanaged market capitalization-weighted Index tracks 10 government bond indexes, excluding the United States.

Past results shown should not be considered a representation of future performance.

S&P 500 is a registered trademark of the McGraw-Hill Companies.

--------------------------------------------------------------------------------
SUMMARY OF FUND'S OVERALL ASSET MIX
--------------------------------------------------------------------------------

                                                              PERCENT OF FUND'S   REFERENCE PORTFOLIO+
AS OF 6/30/05                                                    NET ASSETS           PERCENTAGES
------------------------------------------------------------------------------------------------------
U.S. Equities                                                        27.2%*               36.0%
------------------------------------------------------------------------------------------------------
European Equities                                                     9.6                 14.4
------------------------------------------------------------------------------------------------------
Pacific Basin Equities                                               18.8                  7.4
------------------------------------------------------------------------------------------------------
Other Equities                                                        2.6                  2.2
------------------------------------------------------------------------------------------------------
TOTAL EQUITIES                                                       58.2                 60.0
------------------------------------------------------------------------------------------------------
U.S. Dollar-Denominated Fixed Income Securities                       8.6                 24.0
------------------------------------------------------------------------------------------------------
  U.S. Issuer                                                         5.7                   --
------------------------------------------------------------------------------------------------------
  Non-U.S. Issuer                                                     2.9                   --
------------------------------------------------------------------------------------------------------
Non-U.S. Dollar-Denominated Fixed Income Securities                  11.3                 16.0
------------------------------------------------------------------------------------------------------
TOTAL FIXED INCOME SECURITIES                                        19.9                 40.0
------------------------------------------------------------------------------------------------------
CASH & CASH EQUIVALENTS                                              21.9**                 --
------------------------------------------------------------------------------------------------------

*  Includes value of financial futures contracts.
** Cash & Cash Equivalents are reduced by the market (or nominal) value of long financial futures contracts.
+ The unmanaged Reference Portfolio is an unmanaged weighted index comprised as follows: 36% of the S&P 500 Index; 24% FTSE World Index (Ex-U.S.) Equities; 24% Merrill Lynch Treasury Index GA05; and 16% Citigroup World Government Bond Index (Ex-U.S.).

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2005 and held through June 30, 2005), is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  EXPENSES PAID
                                                                 BEGINNING         ENDING       DURING THE PERIOD*
                                                               ACCOUNT VALUE    ACCOUNT VALUE    JANUARY 1, 2005
                                                              JANUARY 1, 2005   JUNE 30, 2005    TO JUNE 30, 2005
------------------------------------------------------------------------------------------------------------------
ACTUAL
------------------------------------------------------------------------------------------------------------------
Class I                                                           $1,000          $1,009.50           $3.79
------------------------------------------------------------------------------------------------------------------
Class II                                                          $1,000          $1,008.70           $4.53
------------------------------------------------------------------------------------------------------------------
Class III                                                         $1,000          $1,008.60           $5.03
------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
------------------------------------------------------------------------------------------------------------------
Class I                                                           $1,000          $1,021.03           $3.81
------------------------------------------------------------------------------------------------------------------
Class II                                                          $1,000          $1,020.28           $4.56
------------------------------------------------------------------------------------------------------------------
Class III                                                         $1,000          $1,019.79           $5.06
------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.76% for Class I, .91% for Class II and 1.01% for Class
    III), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Schedule of Investments as of June 30, 2005                    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                     SHARES
     COUNTRY                 INDUSTRY @               HELD                      COMMON STOCKS                     VALUE
---------------------------------------------------------------------------------------------------------------------------
AUSTRALIA--0.9%    FOOD PRODUCTS--0.1%                494,000    Burns Philp & Co., Ltd. (j).................  $    342,661
                   ---------------------------------------------------------------------------------------------------------
                   METALS & MINING--0.7%              196,000    BHP Billiton Ltd. ..........................     2,711,619
                                                       62,000    Rio Tinto Ltd. .............................     2,118,164
                                                                                                               ------------
                                                                                                                  4,829,783
                   ---------------------------------------------------------------------------------------------------------
                   OIL, GAS & CONSUMABLE               25,000    Woodside Petroleum Ltd. ....................       557,393
                   FUELS--0.1%
                   ---------------------------------------------------------------------------------------------------------
                                                                 TOTAL COMMON STOCKS IN AUSTRALIA............     5,729,837
---------------------------------------------------------------------------------------------------------------------------
BELGIUM--0.1%      DIVERSIFIED TELECOMMUNICATION       19,113    Belgacom SA.................................       653,683
                   SERVICES--0.1%
                   ---------------------------------------------------------------------------------------------------------
                   LEISURE EQUIPMENT &                  6,608    AGFA-Gevaert NV.............................       182,800
                   PRODUCTS--0.0%
                   ---------------------------------------------------------------------------------------------------------
                                                                 TOTAL COMMON STOCKS IN BELGIUM..............       836,483
---------------------------------------------------------------------------------------------------------------------------
BRAZIL--0.8%       BEVERAGES--0.0%                      3,694    Cia de Bebidas das Americas (i).............        94,044
                   ---------------------------------------------------------------------------------------------------------
                   METALS & MINING--0.4%               23,040    Cia Siderurgica Nacional SA (i).............       372,096
                                                       68,520    Cia Vale do Rio Doce (i)(j).................     1,740,408
                                                        7,500    Cia Vale do Rio Doce (i)....................       219,600
                                                                                                               ------------
                                                                                                                  2,332,104
                   ---------------------------------------------------------------------------------------------------------
                   OIL, GAS & CONSUMABLE               49,100    Petroleo Brasileiro SA (i)..................     2,559,583
                   FUELS--0.4%
                   ---------------------------------------------------------------------------------------------------------
                   PAPER & FOREST PRODUCTS--0.0%       20,250    Votorantim Celulose e Papel SA..............       245,025
                   ---------------------------------------------------------------------------------------------------------
                                                                 TOTAL COMMON STOCKS IN BRAZIL...............     5,230,756
---------------------------------------------------------------------------------------------------------------------------
CANADA--0.7%       CHEMICALS--0.1%                     17,100    Agrium Inc. ................................       335,331
                   ---------------------------------------------------------------------------------------------------------
                   COMMUNICATIONS EQUIPMENT--0.2%     564,428    Nortel Networks Corp. (j)...................     1,473,157
                   ---------------------------------------------------------------------------------------------------------
                   METALS & MINING--0.2%               79,400    Placer Dome, Inc. ..........................     1,221,172
                   ---------------------------------------------------------------------------------------------------------
                   OIL, GAS & CONSUMABLE                9,100    Petro-Canada................................       592,525
                   FUELS--0.1%
                                                        4,600    Talisman Energy, Inc. ......................       172,387
                                                                                                               ------------
                                                                                                                    764,912
                   ---------------------------------------------------------------------------------------------------------
                   ROAD & RAIL--0.1%                   13,800    CP Railway Limited (USD)....................       476,238
                                                        6,000    Canadian Pacific Railway Ltd. ..............       207,658
                                                                                                               ------------
                                                                                                                    683,896
                   ---------------------------------------------------------------------------------------------------------
                                                                 TOTAL COMMON STOCKS IN CANADA...............     4,478,468
---------------------------------------------------------------------------------------------------------------------------
CHILE--0.0%        INDEPENDENT POWER PRODUCERS &        7,700    Empresa Nacional de Electricidad SA (i).....       191,730
                   ENERGY TRADERS--0.0%
                   ---------------------------------------------------------------------------------------------------------
                                                                 TOTAL COMMON STOCKS IN CHILE................       191,730
---------------------------------------------------------------------------------------------------------------------------
CHINA--0.3%        AUTOMOBILES--0.0%                  514,000    Denway Motors Ltd. .........................       183,494
                   ---------------------------------------------------------------------------------------------------------
                   INSURANCE--0.1%                      7,200    China Life Insurance Co. Ltd. (i)(j)........       196,560
                                                       86,000    Ping An Insurance Group Co. of China Ltd....       138,294
                                                                                                               ------------
                                                                                                                    334,854
                   ---------------------------------------------------------------------------------------------------------
                   MACHINERY--0.0%                    839,000    Shanghai Electric Group Corp. (j)...........       189,963
                   ---------------------------------------------------------------------------------------------------------
                   OIL, GAS & CONSUMABLE            1,100,000    China Shenhua Energy Co. Ltd. Class H (j)...     1,061,325
                   FUELS--0.2%
                   ---------------------------------------------------------------------------------------------------------
                   TRANSPORTATION                     171,000    Hainan Meilan International Airport Co.,
                   INFRASTRUCTURE--0.0%                           Ltd. ......................................        97,893
                   ---------------------------------------------------------------------------------------------------------
                                                                 TOTAL COMMON STOCKS IN CHINA................     1,867,529
---------------------------------------------------------------------------------------------------------------------------
CZECH              COMMERCIAL BANKS--0.0%               6,400    Komercni Banka AS...........................       265,901
REPUBLIC--0.0%
                   ---------------------------------------------------------------------------------------------------------
                                                                 TOTAL COMMON STOCKS IN THE CZECH REPUBLIC...       265,901
---------------------------------------------------------------------------------------------------------------------------
DENMARK--0.1%      COMMERCIAL BANKS--0.1%              18,680    Danske Bank A/S.............................       562,194
                   ---------------------------------------------------------------------------------------------------------
                                                                 TOTAL COMMON STOCKS IN DENMARK..............       562,194
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Schedule of Investments as of June 30, 2005 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                     SHARES
     COUNTRY       INDUSTRY@                          HELD                      COMMON STOCKS                     VALUE
---------------------------------------------------------------------------------------------------------------------------
FINLAND--0.3%      COMMUNICATIONS EQUIPMENT--0.2%      62,300    Nokia Oyj (i)...............................  $  1,036,672
                   ---------------------------------------------------------------------------------------------------------
                   ELECTRIC UTILITIES--0.1%            42,902    Fortum Oyj..................................       688,198
                   ---------------------------------------------------------------------------------------------------------
                                                                 TOTAL COMMON STOCKS IN FINLAND..............     1,724,870
---------------------------------------------------------------------------------------------------------------------------
FRANCE--0.8%       AUTOMOBILES--0.1%                    9,751    Peugeot SA..................................       578,213
                   ---------------------------------------------------------------------------------------------------------
                   COMMERCIAL BANKS--0.1%              15,856    BNP Paribas.................................     1,088,420
                   ---------------------------------------------------------------------------------------------------------
                   CONSTRUCTION &                       6,883    Vinci SA....................................       573,306
                   ENGINEERING--0.1%
                   ---------------------------------------------------------------------------------------------------------
                   FOOD & STAPLES RETAILING--0.1%      17,005    Carrefour SA................................       825,545
                   ---------------------------------------------------------------------------------------------------------
                   METALS & MINING--0.1%               32,327    Arcelor.....................................       634,799
                   ---------------------------------------------------------------------------------------------------------
                   OIL, GAS & CONSUMABLE                7,700    Total SA....................................     1,811,271
                   FUELS--0.3%
                   ---------------------------------------------------------------------------------------------------------
                                                                 TOTAL COMMON STOCKS IN FRANCE...............     5,511,554
---------------------------------------------------------------------------------------------------------------------------
GERMANY--0.8%      AIR FREIGHT & LOGISTICS--0.1%       36,262    Deutsche Post AG............................       848,162
                   ---------------------------------------------------------------------------------------------------------
                   AUTO COMPONENTS--0.1%                8,952    Continental AG..............................       645,823
                   ---------------------------------------------------------------------------------------------------------
                   COMMERCIAL BANKS--0.1%              10,870    Deutsche Postbank AG........................       535,209
                   ---------------------------------------------------------------------------------------------------------
                   CONSTRUCTION &                      14,206    Hochtief AG.................................       498,758
                   ENGINEERING--0.1%
                   ---------------------------------------------------------------------------------------------------------
                   DIVERSIFIED FINANCIAL                9,308    Deutsche Boerse AG..........................       729,540
                   SERVICES--0.1%
                   ---------------------------------------------------------------------------------------------------------
                   ELECTRIC UTILITIES--0.1%             7,687    E.ON AG.....................................       685,688
                   ---------------------------------------------------------------------------------------------------------
                   MULTI-UTILITIES--0.2%               18,197    RWE AG......................................     1,175,976
                   ---------------------------------------------------------------------------------------------------------
                                                                 TOTAL COMMON STOCKS IN GERMANY..............     5,119,156
---------------------------------------------------------------------------------------------------------------------------
HONG KONG--0.6%    COMMERCIAL BANKS--0.2%              65,900    HSBC Holdings Plc Hong Kong Registered......     1,059,717
                   ---------------------------------------------------------------------------------------------------------
                   INDUSTRIAL CONGLOMERATES--0.2%     176,380    Hutchison Whampoa Ltd. .....................     1,594,007
                   ---------------------------------------------------------------------------------------------------------
                   REAL ESTATE--0.2%                   58,000    Cheung Kong Holdings Ltd. ..................       565,204
                                                      170,000    Wharf Holdings Ltd. ........................       597,044
                                                                                                               ------------
                                                                                                                  1,162,248
                   ---------------------------------------------------------------------------------------------------------
                                                                 TOTAL COMMON STOCKS IN HONG KONG............     3,815,972
---------------------------------------------------------------------------------------------------------------------------
HUNGARY--0.1%      COMMERCIAL BANKS--0.1%               8,300    OTP Bank Rt (i).............................       563,140
                   ---------------------------------------------------------------------------------------------------------
                   DIVERSIFIED TELECOMMUNICATION       11,350    Magyar Telekom Rt (i).......................       242,890
                   SERVICES--0.0%
                   ---------------------------------------------------------------------------------------------------------
                   OIL, GAS & CONSUMABLE                3,130    Mol Magyar Olaj- es Gazipari Rt. ...........       262,886
                   FUELS--0.0%
                   ---------------------------------------------------------------------------------------------------------
                                                                 TOTAL COMMON STOCKS IN HUNGARY..............     1,068,916
---------------------------------------------------------------------------------------------------------------------------
INDIA--2.6%        AUTOMOBILES--0.2%                   32,000    Bajaj Auto Ltd. ............................     1,010,856
                                                       20,000    Tata Motors Ltd. ...........................       195,515
                                                                                                               ------------
                                                                                                                  1,206,371
                   ---------------------------------------------------------------------------------------------------------
                   CHEMICALS--1.0%                    453,000    Reliance Industries Ltd. ...................     6,687,689
                   ---------------------------------------------------------------------------------------------------------
                   COMMERCIAL BANKS--0.2%              19,200    ICICI Bank Ltd. (i).........................       419,520
                                                       33,900    Oriental Bank of Commerce...................       195,463
                                                       34,450    State Bank of India Ltd. ...................       540,005
                                                                                                               ------------
                                                                                                                  1,154,988
                   ---------------------------------------------------------------------------------------------------------
                   CONSTRUCTION &                      16,000    Larsen & Toubro Ltd. .......................       417,277
                   ENGINEERING--0.1%
                   ---------------------------------------------------------------------------------------------------------
                   CONSTRUCTION MATERIALS--0.1%       602,595    Gujarat Ambuja Cements Ltd. ................       817,689
                   ---------------------------------------------------------------------------------------------------------
                   DIVERSIFIED TELECOMMUNICATION      205,000    Mahanagar Telephone Nigam...................       545,975
                   SERVICES--0.1%
                   ---------------------------------------------------------------------------------------------------------
                   HOUSEHOLD PRODUCTS--0.2%           300,000    Hindustan Lever Ltd. .......................     1,128,795
                   ---------------------------------------------------------------------------------------------------------
                   IT SERVICES--0.4%                   52,276    Infosys Technologies Ltd. ..................     2,834,602
                   ---------------------------------------------------------------------------------------------------------
                   OIL, GAS & CONSUMABLE FUELS--0.0%    8,900    Hindustan Petroleum Corp. ..................        62,738
                   ---------------------------------------------------------------------------------------------------------
                   PHARMACEUTICALS--0.0%                6,000    Wockhardt Ltd. .............................        52,948
                   ---------------------------------------------------------------------------------------------------------
                   ROAD & RAIL--0.1%                   25,000    Container Corp. of India....................       528,979
                   ---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Schedule of Investments as of June 30, 2005 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                     SHARES
     COUNTRY       INDUSTRY@                          HELD                      COMMON STOCKS                     VALUE
---------------------------------------------------------------------------------------------------------------------------
INDIA
(CONCLUDED)
                   THRIFTS & MORTGAGE FINANCE--0.2%    80,000    Housing Development Finance Corp. ..........  $  1,626,403
                   ---------------------------------------------------------------------------------------------------------
                                                                 TOTAL COMMON STOCKS IN INDIA................    17,064,454
---------------------------------------------------------------------------------------------------------------------------
INDONESIA--0.1%    COMMERCIAL BANKS--0.1%             643,000    Bank Danamon Indonesia Tbk PT...............       332,700
                   ---------------------------------------------------------------------------------------------------------
                                                                 TOTAL COMMON STOCKS IN INDONESIA............       332,700
---------------------------------------------------------------------------------------------------------------------------
IRELAND--0.1%      COMMERCIAL BANKS--0.1%              49,121    Bank of Ireland.............................       792,121
                   ---------------------------------------------------------------------------------------------------------
                                                                 TOTAL COMMON STOCKS IN IRELAND..............       792,121
---------------------------------------------------------------------------------------------------------------------------
ISRAEL--0.4%       COMMUNICATIONS EQUIPMENT--0.3%     198,000    ECI Telecom Ltd. (i)(j).....................     1,643,400
                                                        8,738    Ectel Ltd. (i)(j)...........................        32,767
                                                                                                               ------------
                                                                                                                  1,676,167
                   ---------------------------------------------------------------------------------------------------------
                   INDUSTRIAL CONGLOMERATES--0.0%      41,500    Clal Industries and Investments.............       164,097
                   ---------------------------------------------------------------------------------------------------------
                   PHARMACEUTICALS--0.1%               17,476    Teva Pharmaceutical Industries Ltd. (i).....       544,203
                   ---------------------------------------------------------------------------------------------------------
                                                                 TOTAL COMMON STOCKS IN ISRAEL...............     2,384,467
---------------------------------------------------------------------------------------------------------------------------
ITALY--0.5%        COMMERCIAL BANKS--0.2%             140,437    Capitalia SpA...............................       786,685
                                                      165,539    UniCredito Italiano SpA.....................       875,393
                                                                                                               ------------
                                                                                                                  1,662,078
                   ---------------------------------------------------------------------------------------------------------
                   ELECTRIC UTILITIES--0.0%            10,536    Enel SpA....................................        91,839
                   ---------------------------------------------------------------------------------------------------------
                   INSURANCE--0.1%                     19,328    Fondiaria-Sai SpA...........................       523,915
                   ---------------------------------------------------------------------------------------------------------
                   OIL, GAS & CONSUMABLE FUELS--0.2%   51,640    ENI SpA.....................................     1,332,262
                   ---------------------------------------------------------------------------------------------------------
                                                                 TOTAL COMMON STOCKS IN ITALY................     3,610,094
---------------------------------------------------------------------------------------------------------------------------
JAPAN--7.3%        AUTO COMPONENTS--0.1%               24,500    Toyota Industries Corp. ....................       669,930
                   ---------------------------------------------------------------------------------------------------------
                   AUTOMOBILES--0.4%                  122,000    Fuji Heavy Industries Ltd. .................       508,654
                                                       10,900    Honda Motor Co., Ltd. ......................       538,065
                                                       90,000    Suzuki Motor Corp. .........................     1,415,666
                                                                                                               ------------
                                                                                                                  2,462,385
                   ---------------------------------------------------------------------------------------------------------
                   BEVERAGES--0.4%                     48,900    Coca-Cola West Japan Co., Ltd. .............     1,101,033
                                                       13,000    Hokkaido Coca-Cola Bottling Co., Ltd. ......        90,452
                                                       60,000    Kinki Coca-Cola Bottling Co., Ltd. .........       618,356
                                                       88,600    Mikuni Coca-Cola Bottling Co., Ltd. ........       875,526
                                                                                                               ------------
                                                                                                                  2,685,367
                   ---------------------------------------------------------------------------------------------------------
                   BUILDING PRODUCTS--0.1%             46,000    Asahi Glass Co., Ltd. ......................       484,036
                   ---------------------------------------------------------------------------------------------------------
                   CAPITAL MARKETS--0.1%               56,000    Nomura Holdings, Inc. ......................       670,625
                   ---------------------------------------------------------------------------------------------------------
                   CHEMICALS--0.2%                     79,000    Asahi Kasei Corp. ..........................       376,428
                                                       32,000    Shin-Etsu Chemical Co., Ltd. ...............     1,215,775
                                                                                                               ------------
                                                                                                                  1,592,203
                   ---------------------------------------------------------------------------------------------------------
                   COMMERCIAL BANKS--0.3%              85,714    The Bank of Yokohama Ltd. (j)...............       495,828
                                                       43,900    Shinsei Bank Ltd. ..........................       236,912
                                                          173    Sumitomo Mitsui Financial Group, Inc. ......     1,171,444
                                                                                                               ------------
                                                                                                                  1,904,184
                   ---------------------------------------------------------------------------------------------------------
                   CONSTRUCTION &                     117,000    JGC Corp. ..................................     1,440,195
                   ENGINEERING--0.2%
                   ---------------------------------------------------------------------------------------------------------
                   CONSUMER FINANCE--0.2%              36,000    Credit Saison Co., Ltd. ....................     1,198,809
                   ---------------------------------------------------------------------------------------------------------
                   ELECTRICAL EQUIPMENT--0.3%          70,100    RHJ International (j).......................     1,654,903
                   ---------------------------------------------------------------------------------------------------------
                   ELECTRONIC EQUIPMENT &             100,000    Hitachi Ltd. ...............................       608,248
                   INSTRUMENTS--0.2%
                                                       16,000    Murata Manufacturing Co., Ltd. .............       815,811
                                                                                                               ------------
                                                                                                                  1,424,059
                   ---------------------------------------------------------------------------------------------------------
                   FOOD & STAPLES RETAILING--0.2%      35,500    Ito-Yokado Co., Ltd. .......................     1,178,955
                                                       11,800    Ministop Co., Ltd. .........................       216,172
                                                                                                               ------------
                                                                                                                  1,395,127
                   ---------------------------------------------------------------------------------------------------------
                   FOOD PRODUCTS--0.2%                105,000    Ajinomoto Co., Inc. ........................     1,170,246
                                                       15,000    House Foods Corp. ..........................       222,002
                                                                                                               ------------
                                                                                                                  1,392,248
                   ---------------------------------------------------------------------------------------------------------
                   GAS UTILITIES--0.2%                293,000    Tokyo Gas Co., Ltd. ........................     1,097,329
                   ---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Schedule of Investments as of June 30, 2005 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                     SHARES
     COUNTRY       INDUSTRY@                          HELD                      COMMON STOCKS                     VALUE
---------------------------------------------------------------------------------------------------------------------------
JAPAN              HOUSEHOLD DURABLES--0.0%            10,200    Rinnai Corp. ...............................  $    251,755
(CONCLUDED)

                   ---------------------------------------------------------------------------------------------------------
                   HOUSEHOLD PRODUCTS--0.1%            26,300    Rohto Pharmaceutical Co., Ltd. .............       342,012
                   ---------------------------------------------------------------------------------------------------------
                   INSURANCE--2.4%                    495,000    Aioi Insurance Co., Ltd. ...................     2,537,316
                                                          425    Millea Holdings, Inc. ......................     5,714,737
                                                      613,000    Mitsui Sumitomo Insurance Co., Ltd. ........     5,526,460
                                                      375,000    Nipponkoa Insurance Co., Ltd. ..............     2,439,987
                                                                                                               ------------
                                                                                                                 16,218,500
                   ---------------------------------------------------------------------------------------------------------
                   MACHINERY--0.2%                     13,000    Fanuc Ltd. .................................       827,091
                                                      142,000    Kubota Corp. ...............................       779,135
                                                                                                               ------------
                                                                                                                  1,606,226
                   ---------------------------------------------------------------------------------------------------------
                   MEDIA--0.1%                         44,400    Toho Co., Ltd. .............................       641,097
                   ---------------------------------------------------------------------------------------------------------
                   OFFICE ELECTRONICS--0.4%            34,000    Brother Industries Ltd. ....................       312,048
                                                       45,000    Canon, Inc. ................................     2,371,627
                                                                                                               ------------
                                                                                                                  2,683,675
                   ---------------------------------------------------------------------------------------------------------
                   PHARMACEUTICALS--0.7%               99,700    Shionogi & Co., Ltd. .......................     1,287,525
                                                       45,000    Takeda Pharmaceutical Co., Ltd. ............     2,233,553
                                                       90,000    Tanabe Seiyaku Co., Ltd. ...................       869,055
                                                                                                               ------------
                                                                                                                  4,390,133
                   ---------------------------------------------------------------------------------------------------------
                   REAL ESTATE--0.1%                      253    Marco Polo Investment Holdings Ltd. ........       506,294
                                                          110    NTT Urban Development Co. ..................       451,674
                                                                                                               ------------
                                                                                                                    957,968
                   ---------------------------------------------------------------------------------------------------------
                   ROAD & RAIL--0.1%                      110    East Japan Railway Co. .....................       565,833
                   ---------------------------------------------------------------------------------------------------------
                   TRADING COMPANIES &                 14,000    Mitsubishi Corp. ...........................       190,524
                   DISTRIBUTORS--0.0%
                   ---------------------------------------------------------------------------------------------------------
                   WIRELESS TELECOMMUNICATION             575    NTT DoCoMo, Inc. ...........................       851,006
                   SERVICES--0.1%
                   ---------------------------------------------------------------------------------------------------------
                                                                 TOTAL COMMON STOCKS IN JAPAN................    48,770,129
---------------------------------------------------------------------------------------------------------------------------
MALAYSIA--0.5%     DIVERSIFIED TELECOMMUNICATION      145,000    Telekom Malaysia Bhd........................       381,579
                   SERVICES--0.1%
                   ---------------------------------------------------------------------------------------------------------
                   ELECTRIC UTILITIES--0.1%           196,000    Tenaga Nasional Bhd.........................       541,579
                   ---------------------------------------------------------------------------------------------------------
                   ENERGY EQUIPMENT &                      25    SapuraCrest Petroleum Bhd (j)...............             7
                   SERVICES--0.0%
                   ---------------------------------------------------------------------------------------------------------
                   FOOD PRODUCTS--0.1%                351,000    IOI Corp. Bhd...............................       969,868
                   ---------------------------------------------------------------------------------------------------------
                   INDEPENDENT POWER PRODUCERS &       51,000    Malakoff Bhd................................       102,000
                   ENERGY TRADERS--0.0%
                   ---------------------------------------------------------------------------------------------------------
                   TOBACCO--0.1%                       50,000    British American Tobacco Malaysia Bhd.......       549,342
                   ---------------------------------------------------------------------------------------------------------
                   WIRELESS TELECOMMUNICATION         259,000    Maxis Communications Bhd....................       661,132
                   SERVICES--0.1%
                   ---------------------------------------------------------------------------------------------------------
                                                                 TOTAL COMMON STOCKS IN MALAYSIA.............     3,205,507
---------------------------------------------------------------------------------------------------------------------------
MEXICO--0.4%       BEVERAGES--0.1%                     13,300    Fomento Economico Mexicano SA de CV (i).....       792,281
                   ---------------------------------------------------------------------------------------------------------
                   CONSTRUCTION MATERIALS--0.0%         9,363    Cemex SA de CV (i)..........................       397,178
                   ---------------------------------------------------------------------------------------------------------
                   MEDIA--0.3%                         28,026    Grupo Televisa SA (i).......................     1,740,134
                   ---------------------------------------------------------------------------------------------------------
                                                                 TOTAL COMMON STOCKS IN MEXICO...............     2,929,593
---------------------------------------------------------------------------------------------------------------------------
NETHERLANDS--0.7%  COMMERCIAL SERVICES &               60,931    Buhrmann NV.................................       602,671
                   SUPPLIES--0.1%
                   ---------------------------------------------------------------------------------------------------------
                   CONSTRUCTION &                       7,496    Imtech NV...................................       263,086
                   ENGINEERING--0.0%
                   ---------------------------------------------------------------------------------------------------------
                   DIVERSIFIED FINANCIAL               34,116    ING Groep NV CVA............................       965,243
                   SERVICES--0.1%
                   ---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Schedule of Investments as of June 30, 2005 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                     SHARES
     COUNTRY       INDUSTRY@                          HELD                      COMMON STOCKS                     VALUE
---------------------------------------------------------------------------------------------------------------------------
NETHERLANDS
(CONCLUDED)
                   FOOD & STAPLES RETAILING--0.1%      81,882    Koninklijke Ahold NV (j)....................  $    674,089
                                                       30,152    Koninklijke Ahold NV (i)(o).................       234,311
                                                                                                               ------------
                                                                                                                    908,400
                   ---------------------------------------------------------------------------------------------------------
                   FOOD PRODUCTS--0.1%                 22,700    Koninklijke Wessanen NV CVA.................       321,538
                   ---------------------------------------------------------------------------------------------------------
                   HOUSEHOLD DURABLES--0.1%            19,490    Koninklijke Philips Electronics NV..........       493,149
                   ---------------------------------------------------------------------------------------------------------
                   INSURANCE--0.1%                     45,842    Aegon NV....................................       594,392
                   ---------------------------------------------------------------------------------------------------------
                   OIL, GAS & CONSUMABLE FUELS--0.1%   13,000    Royal Dutch Petroleum Co. (i)...............       843,700
                   ---------------------------------------------------------------------------------------------------------
                                                                 TOTAL COMMON STOCKS IN THE NETHERLANDS......     4,992,179
---------------------------------------------------------------------------------------------------------------------------
NEW ZEALAND--0.1%  DIVERSIFIED TELECOMMUNICATION      122,000    Telecom Corp. of New Zealand Ltd. ..........       510,173
                   SERVICES--0.1%
                   ---------------------------------------------------------------------------------------------------------
                                                                 TOTAL COMMON STOCKS IN NEW ZEALAND..........       510,173
---------------------------------------------------------------------------------------------------------------------------
NORWAY--0.3%       COMMERCIAL BANKS--0.1%              61,602    DNB NOR ASA.................................       643,081
                   ---------------------------------------------------------------------------------------------------------
                   DIVERSIFIED TELECOMMUNICATION       93,973    Telenor ASA.................................       751,031
                   SERVICES--0.1%
                   ---------------------------------------------------------------------------------------------------------
                   OIL, GAS & CONSUMABLE               47,745    Statoil ASA.................................       974,939
                   FUELS--0.1%
                   ---------------------------------------------------------------------------------------------------------
                                                                 TOTAL COMMON STOCKS IN NORWAY...............     2,369,051
---------------------------------------------------------------------------------------------------------------------------
PERU--0.1%         METALS & MINING--0.1%               12,500    Southern Peru Copper Corp. .................       535,500
                   ---------------------------------------------------------------------------------------------------------
                                                                 TOTAL COMMON STOCKS IN PERU.................       535,500
---------------------------------------------------------------------------------------------------------------------------
PORTUGAL--0.1%     ELECTRIC UTILITIES--0.1%           268,720    Energias de Portugal SA.....................       676,680
                   ---------------------------------------------------------------------------------------------------------
                                                                 TOTAL COMMON STOCKS IN PORTUGAL.............       676,680
---------------------------------------------------------------------------------------------------------------------------
SINGAPORE--1.2%    COMMERCIAL BANKS--0.1%              70,000    Oversea-Chinese Banking Corp. ..............       481,242
                   ---------------------------------------------------------------------------------------------------------
                   DIVERSIFIED TELECOMMUNICATION      936,000    Singapore Telecommunications Ltd. ..........     1,531,061
                   SERVICES--0.2%
                   ---------------------------------------------------------------------------------------------------------
                   HEALTH CARE PROVIDERS &            502,000    Parkway Holdings Ltd. ......................       559,331
                   SERVICES--0.1%
                   ---------------------------------------------------------------------------------------------------------
                   INDUSTRIAL CONGLOMERATES--0.4%      89,000    Fraser and Neave Ltd. ......................       828,128
                                                      298,000    Keppel Corp. Ltd. ..........................     2,207,669
                                                                                                               ------------
                                                                                                                  3,035,797
                   ---------------------------------------------------------------------------------------------------------
                   REAL ESTATE--0.2%                  400,000    CapitaLand Ltd. ............................       564,215
                                                      422,000    Keppel Land Ltd. ...........................       625,259
                                                                                                               ------------
                                                                                                                  1,189,474
                   ---------------------------------------------------------------------------------------------------------
                   TRANSPORTATION                     523,760    SembCorp Logistics Ltd. ....................       533,910
                   INFRASTRUCTURE--0.1%
                   ---------------------------------------------------------------------------------------------------------
                   WIRELESS TELECOMMUNICATION         678,000    MobileOne Ltd. .............................       875,979
                   SERVICES--0.1%
                   ---------------------------------------------------------------------------------------------------------
                                                                 TOTAL COMMON STOCKS IN SINGAPORE............     8,206,794
---------------------------------------------------------------------------------------------------------------------------
SOUTH              OIL, GAS & CONSUMABLE FUELS--0.1%   18,704    Sasol Ltd. .................................       506,722
AFRICA--0.1%

                   ---------------------------------------------------------------------------------------------------------
                   PAPER & FOREST PRODUCTS--0.0%       31,100    Sappi Ltd. (i)..............................       336,502
                   ---------------------------------------------------------------------------------------------------------
                                                                 TOTAL COMMON STOCKS IN SOUTH AFRICA.........       843,224
---------------------------------------------------------------------------------------------------------------------------
SOUTH KOREA--2.3%  CHEMICALS--0.2%                      8,600    LG Chem Ltd. ...............................       314,543
                                                       63,300    Samsung Fine Chemicals Co., Ltd. ...........     1,310,711
                                                                                                               ------------
                                                                                                                  1,625,254
                   ---------------------------------------------------------------------------------------------------------
                   COMMERCIAL BANKS--0.1%              49,000    Pusan Bank..................................       436,188
                   ---------------------------------------------------------------------------------------------------------
                   DIVERSIFIED TELECOMMUNICATION      132,000    KT Corp. (i)................................     2,838,000
                   SERVICES--0.4%
                   ---------------------------------------------------------------------------------------------------------
                   ELECTRIC UTILITIES--0.2%            45,000    Korea Electric Power Corp. .................     1,380,261
                   ---------------------------------------------------------------------------------------------------------
                   ELECTRICAL EQUIPMENT--0.1%          34,300    LS Cable Ltd. ..............................       731,800
                   ---------------------------------------------------------------------------------------------------------
                   FOOD PRODUCTS--0.2%                 16,000    CJ Corp. ...................................     1,192,066
                                                        1,000    Nong Shim Co., Ltd. ........................       290,276
                                                                                                               ------------
                                                                                                                  1,482,342
                   ---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Schedule of Investments as of June 30, 2005 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                     SHARES
     COUNTRY       INDUSTRY@                          HELD                      COMMON STOCKS                     VALUE
---------------------------------------------------------------------------------------------------------------------------
SOUTH KOREA
(CONCLUDED)
                   METALS & MINING--0.5%                4,087    POSCO.......................................  $    721,700
                                                       60,000    POSCO (i)...................................     2,638,200
                                                                                                               ------------
                                                                                                                  3,359,900
                   ---------------------------------------------------------------------------------------------------------
                   TEXTILES, APPAREL & LUXURY          21,353    Cheil Industries, Inc. .....................       345,036
                   GOODS--0.1%
                   ---------------------------------------------------------------------------------------------------------
                   TOBACCO--0.4%                       66,000    KT&G Corp. .................................     2,586,357
                   ---------------------------------------------------------------------------------------------------------
                   WIRELESS TELECOMMUNICATION          24,600    SK Telecom Co., Ltd. (i)....................       501,840
                   SERVICES--0.1%
                                                        1,300    SK Telecom Co., Ltd. .......................       228,931
                                                                                                               ------------
                                                                                                                    730,771
                   ---------------------------------------------------------------------------------------------------------
                                                                 TOTAL COMMON STOCKS IN SOUTH KOREA..........    15,515,909
---------------------------------------------------------------------------------------------------------------------------
SPAIN--0.2%        OIL, GAS & CONSUMABLE               38,335    Repsol YPF SA...............................       982,044
                   FUELS--0.2%
                   ---------------------------------------------------------------------------------------------------------
                   TOBACCO--0.0%                        7,120    Altadis SA..................................       298,850
                   ---------------------------------------------------------------------------------------------------------
                                                                 TOTAL COMMON STOCKS IN SPAIN................     1,280,894
---------------------------------------------------------------------------------------------------------------------------
SWEDEN--0.2%       DIVERSIFIED FINANCIAL               39,014    Investor AB.................................       529,583
                   SERVICES--0.1%
                   ---------------------------------------------------------------------------------------------------------
                   INSURANCE--0.0%                     32,523    Skandia Forsakrings AB......................       178,671
                   ---------------------------------------------------------------------------------------------------------
                   MACHINERY--0.1%                      7,896    Volvo AB Class B............................       321,545
                   ---------------------------------------------------------------------------------------------------------
                                                                 TOTAL COMMON STOCKS IN SWEDEN...............     1,029,799
---------------------------------------------------------------------------------------------------------------------------
SWITZERLAND--0.4%  CAPITAL MARKETS--0.2%               28,687    Credit Suisse Group.........................     1,131,940
                   ---------------------------------------------------------------------------------------------------------
                   CHEMICALS--0.0%                     32,790    Clariant AG (j).............................       436,398
                   ---------------------------------------------------------------------------------------------------------
                   CONSTRUCTION MATERIALS--0.1%        12,955    Holcim Ltd. ................................       788,767
                   ---------------------------------------------------------------------------------------------------------
                   INSURANCE--0.1%                      4,416    Swiss Life Holding (j)......................       583,239
                   ---------------------------------------------------------------------------------------------------------
                                                                 TOTAL COMMON STOCKS IN SWITZERLAND..........     2,940,344
---------------------------------------------------------------------------------------------------------------------------
TAIWAN--0.5%       BUILDING PRODUCTS--0.0%            129,800    Taiwan Glass Industrial Corp. (j)...........       115,777
                   ---------------------------------------------------------------------------------------------------------
                   COMMERCIAL BANKS--0.2%             753,637    SinoPac Financial Holdings Co., Ltd.........       379,017
                                                      521,715    Taishin Financial Holdings Co., Ltd.........       438,125
                                                                                                               ------------
                                                                                                                    817,142
                   ---------------------------------------------------------------------------------------------------------
                   DIVERSIFIED TELECOMMUNICATION       71,000    Chunghwa Telecom Co. Ltd. (i)...............     1,521,530
                   SERVICES--0.2%
                   ---------------------------------------------------------------------------------------------------------
                   ELECTRONIC EQUIPMENT &             367,932    Delta Electronics, Inc. ....................       571,993
                   INSTRUMENTS--0.1%
                   ---------------------------------------------------------------------------------------------------------
                   MACHINERY--0.0%                    380,000    Yungtay Engineering Co., Ltd. ..............       212,143
                   ---------------------------------------------------------------------------------------------------------
                                                                 TOTAL COMMON STOCKS IN TAIWAN...............     3,238,585
---------------------------------------------------------------------------------------------------------------------------
THAILAND--0.9%     COMMERCIAL BANKS--0.2%           1,170,000    Siam Commercial Bank PCL Foreign Shares.....     1,330,832
                   ---------------------------------------------------------------------------------------------------------
                   CONSTRUCTION MATERIALS--0.2%       162,000    Siam Cement PCL Foreign Shares..............       948,790
                                                       41,600    Siam City Cement PCL Foreign Shares.........       279,884
                                                                                                               ------------
                                                                                                                  1,228,674
                   ---------------------------------------------------------------------------------------------------------
                   ELECTRONIC EQUIPMENT &             587,000    Hana Microelectronics PCL...................       295,489
                   INSTRUMENTS--0.0%
                   ---------------------------------------------------------------------------------------------------------
                   FOOD PRODUCTS--0.0%                212,000    Thai Union Frozen Products PCL Foreign
                                                                  Shares.....................................       142,377
                   ---------------------------------------------------------------------------------------------------------
                   HOUSEHOLD DURABLES--0.1%         2,275,000    Land and Houses PCL Foreign Shares..........       385,407
                   ---------------------------------------------------------------------------------------------------------
                   OIL, GAS & CONSUMABLE               89,000    PTT Exploration & Production PCL............       827,105
                   FUELS--0.4%
                                                      281,000    PTT PCL.....................................     1,482,527
                                                                                                               ------------
                                                                                                                  2,309,632
                   ---------------------------------------------------------------------------------------------------------
                   REAL ESTATE--0.0%                  562,500    Sansiri PCL Foreign Shares..................        41,657
                   ---------------------------------------------------------------------------------------------------------
                   TRANSPORTATION                     250,000    Bangkok Expressway PCL Foreign Shares.......       157,309
                   INFRASTRUCTURE--0.0%
                   ---------------------------------------------------------------------------------------------------------
                                                                 TOTAL COMMON STOCKS IN THAILAND.............     5,891,377
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Schedule of Investments as of June 30, 2005 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                     SHARES
     COUNTRY       INDUSTRY@                          HELD                      COMMON STOCKS                     VALUE
---------------------------------------------------------------------------------------------------------------------------
TURKEY--0.0%       COMMERCIAL BANKS--0.0%              30,215    Turkiye Is Bankasi-C........................  $    176,471
                   ---------------------------------------------------------------------------------------------------------
                   DIVERSIFIED FINANCIAL               42,212    Haci Omer Sabanci Holding...................       162,779
                   SERVICES--0.0%
                   ---------------------------------------------------------------------------------------------------------
                                                                 TOTAL COMMON STOCKS IN TURKEY...............       339,250
---------------------------------------------------------------------------------------------------------------------------
UNITED             AEROSPACE & DEFENSE--0.1%          166,727    BAE Systems Plc.............................       857,692
KINGDOM--2.6%

                   ---------------------------------------------------------------------------------------------------------
                   COMMERCIAL BANKS--0.8%             168,514    Barclays Plc................................     1,677,891
                                                       85,418    HBOS Plc....................................     1,317,480
                                                       64,911    Royal Bank of Scotland Group Plc............     1,961,641
                                                                                                               ------------
                                                                                                                  4,957,012
                   ---------------------------------------------------------------------------------------------------------
                   FOOD & STAPLES RETAILING--0.1%      47,068    Boots Group Plc.............................       513,791
                   ---------------------------------------------------------------------------------------------------------
                   FOOD PRODUCTS--0.1%                 55,410    Cadbury Schweppes Plc.......................       529,370
                   ---------------------------------------------------------------------------------------------------------
                   INDUSTRIAL CONGLOMERATES--0.1%      43,328    Smiths Group Plc............................       713,720
                   ---------------------------------------------------------------------------------------------------------
                   INSURANCE--0.1%                     89,113    Prudential Plc..............................       792,657
                   ---------------------------------------------------------------------------------------------------------
                   METALS & MINING--0.2%               60,510    Anglo American Plc..........................     1,421,706
                   ---------------------------------------------------------------------------------------------------------
                   OIL, GAS & CONSUMABLE              150,041    BP Plc......................................     1,562,535
                   FUELS--0.2%
                   ---------------------------------------------------------------------------------------------------------
                   PHARMACEUTICALS--0.2%               56,647    GlaxoSmithKline Plc.........................     1,371,753
                   ---------------------------------------------------------------------------------------------------------
                   SPECIALTY RETAIL--0.1%             108,037    Kesa Electricals Plc........................       541,250
                   ---------------------------------------------------------------------------------------------------------
                   TRANSPORTATION                      60,943    BAA Plc.....................................       677,266
                   INFRASTRUCTURE--0.1%
                   ---------------------------------------------------------------------------------------------------------
                   WIRELESS TELECOMMUNICATION         919,218    Vodafone Group Plc..........................     2,240,790
                   SERVICES--0.5%
                                                       45,300    Vodafone Group Plc (i)......................     1,101,696
                                                                                                               ------------
                                                                                                                  3,342,486
                   ---------------------------------------------------------------------------------------------------------
                                                                 TOTAL COMMON STOCKS IN THE UNITED KINGDOM...    17,281,238
---------------------------------------------------------------------------------------------------------------------------
UNITED             AEROSPACE & DEFENSE--0.1%            3,000    General Dynamics Corp. .....................       328,620
STATES--26.5%
                                                        8,300    Raytheon Co. ...............................       324,696
                                                                                                               ------------
                                                                                                                    653,316
                   ---------------------------------------------------------------------------------------------------------
                   AIR FREIGHT & LOGISTICS--0.1%        6,400    FedEx Corp. ................................       518,464
                   ---------------------------------------------------------------------------------------------------------
                   AUTO COMPONENTS--0.1%               13,200    Lear Corp. .................................       480,216
                   ---------------------------------------------------------------------------------------------------------
                   BEVERAGES--0.4%                     16,600    Anheuser-Busch Cos., Inc. ..................       759,450
                                                       23,600    The Coca-Cola Co. ..........................       985,300
                                                       11,400    Molson Coors Brewing Co. Class B............       706,800
                                                                                                               ------------
                                                                                                                  2,451,550
                   ---------------------------------------------------------------------------------------------------------
                   BIOTECHNOLOGY--0.0%                  3,200    Amgen, Inc. (j).............................       193,472
                                                        2,900    Celgene Corp. (j)...........................       118,233
                                                                                                               ------------
                                                                                                                    311,705
                   ---------------------------------------------------------------------------------------------------------
                   CAPITAL MARKETS--0.5%               24,900    The Bank of New York Co., Inc. .............       716,622
                                                       12,500    The Charles Schwab Corp. ...................       141,000
                                                        1,600    Goldman Sachs Group, Inc. ..................       163,232
                                                      103,500    Knight Capital Group, Inc. Class A (j)......       788,670
                                                        1,600    Lehman Brothers Holdings, Inc. .............       158,848
                                                       11,400    Mellon Financial Corp. .....................       327,066
                                                       18,100    Morgan Stanley..............................       949,707
                                                                                                               ------------
                                                                                                                  3,245,145
                   ---------------------------------------------------------------------------------------------------------
                   CHEMICALS--0.1%                     18,800    E.I. du Pont de Nemours & Co. ..............       808,588
                                                       11,690    Lyondell Chemical Co. ......................       308,850
                                                                                                               ------------
                                                                                                                  1,117,438
                   ---------------------------------------------------------------------------------------------------------
                   COMMERCIAL BANKS--0.5%              14,800    Bank of America Corp. ......................       675,028
                                                       23,650    Fifth Third Bancorp.........................       974,616
                                                       13,000    Wachovia Corp. .............................       644,800
                                                       20,600    Wells Fargo & Co. ..........................     1,268,548
                                                                                                               ------------
                                                                                                                  3,562,992
                   ---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Schedule of Investments as of June 30, 2005 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                     SHARES
     COUNTRY       INDUSTRY@                          HELD                      COMMON STOCKS                     VALUE
---------------------------------------------------------------------------------------------------------------------------
UNITED STATES
(CONTINUED)
                   COMMUNICATIONS EQUIPMENT--0.6%     148,900    3Com Corp. (j)..............................  $    541,996
                                                       12,785    ADC Telecommunications, Inc. (j)............       278,329
                                                      121,400    Cisco Systems, Inc. (j).....................     2,319,954
                                                        9,700    Comverse Technology, Inc. (j)...............       229,405
                                                       72,400    JDS Uniphase Corp. (j)......................       110,048
                                                       46,600    Lucent Technologies, Inc. (j)...............       135,606
                                                       14,500    Motorola, Inc. .............................       264,770
                                                       65,000    Tellabs, Inc. (j)...........................       565,500
                                                                                                               ------------
                                                                                                                  4,445,608
                   ---------------------------------------------------------------------------------------------------------
                   COMPUTERS & PERIPHERALS--0.7%       93,300    Adaptec, Inc. (j)...........................       362,004
                                                       76,000    Brocade Communications Systems, Inc. (j)....       294,880
                                                       57,311    Hewlett-Packard Co. ........................     1,347,382
                                                       19,000    International Business Machines Corp. ......     1,409,800
                                                       96,500    Maxtor Corp. (j)............................       501,800
                                                      195,500    Sun Microsystems, Inc. (j)..................       729,215
                                                                                                               ------------
                                                                                                                  4,645,081
                   ---------------------------------------------------------------------------------------------------------
                   CONSTRUCTION &                       8,800    Chicago Bridge & Iron Co. NV................       201,168
                   ENGINEERING--1.8%
                                                      358,293    Foster Wheeler Ltd. (j).....................     7,044,040
                                                      166,100    McDermott International, Inc. (j)...........     3,488,100
                                                      126,300    Quanta Services, Inc. (j)...................     1,111,440
                                                                                                               ------------
                                                                                                                 11,844,748
                   ---------------------------------------------------------------------------------------------------------
                   CONSUMER FINANCE--0.0%              12,100    MBNA Corp. .................................       316,536
                   ---------------------------------------------------------------------------------------------------------
                   CONTAINERS & PACKAGING--0.1%        37,600    Crown Holdings, Inc. (j)....................       535,048
                                                       29,600    Smurfit-Stone Container Corp. (j)...........       301,032
                                                                                                               ------------
                                                                                                                    836,080
                   ---------------------------------------------------------------------------------------------------------
                   DIVERSIFIED CONSUMER                10,500    Career Education Corp. (j)..................       384,405
                   SERVICES--0.3%
                                                       90,000    Corinthian Colleges, Inc. (j)...............     1,149,300
                                                       18,800    Stewart Enterprises, Inc. Class A...........       122,952
                                                                                                               ------------
                                                                                                                  1,656,657
                   ---------------------------------------------------------------------------------------------------------
                   DIVERSIFIED FINANCIAL               26,600    CIT Group, Inc. ............................     1,143,002
                   SERVICES--1.0%
                                                       86,300    Citigroup, Inc. (k).........................     3,989,649
                                                       29,200    JPMorgan Chase & Co. .......................     1,031,344
                                                       17,733    Leucadia National Corp. ....................       685,026
                                                                                                               ------------
                                                                                                                  6,849,021
                   ---------------------------------------------------------------------------------------------------------
                   DIVERSIFIED TELECOMMUNICATION        1,890    AboveNet, Inc. (j)..........................        52,920
                   SERVICES--0.9%
                                                       23,500    Alltel Corp. ...............................     1,463,580
                                                       21,100    BellSouth Corp. ............................       560,627
                                                        3,200    CenturyTel, Inc. ...........................       110,816
                                                       50,400    Cincinnati Bell, Inc. (j)...................       216,720
                                                       55,700    SBC Communications, Inc. ...................     1,322,875
                                                       46,800    Sprint Corp. ...............................     1,174,212
                                                       29,300    Verizon Communications, Inc. ...............     1,012,315
                                                                                                               ------------
                                                                                                                  5,914,065
                   ---------------------------------------------------------------------------------------------------------
                   ELECTRIC UTILITIES--0.2%            17,500    PPL Corp. ..................................     1,039,150
                   ---------------------------------------------------------------------------------------------------------
                   ELECTRONIC EQUIPMENT &              12,200    Jabil Circuit, Inc. (j).....................       374,906
                   INSTRUMENTS--0.2%
                                                       84,800    Sanmina-SCI Corp. (j).......................       463,856
                                                       71,795    Solectron Corp. (j).........................       272,103
                                                        8,900    Waters Corp. (j)............................       330,813
                                                                                                               ------------
                                                                                                                  1,441,678
                   ---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Schedule of Investments as of June 30, 2005 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                     SHARES
     COUNTRY       INDUSTRY@                          HELD                      COMMON STOCKS                     VALUE
---------------------------------------------------------------------------------------------------------------------------
UNITED STATES
(CONTINUED)
                   ENERGY EQUIPMENT &                   5,300    Baker Hughes, Inc. .........................  $    271,148
                   SERVICES--1.1%
                                                       23,500    ENSCO International, Inc. ..................       840,125
                                                       29,600    GlobalSantaFe Corp. ........................     1,207,680
                                                        8,800    Halliburton Co. ............................       420,816
                                                       45,300    Key Energy Services, Inc. (j)...............       548,130
                                                       15,200    Maverick Tube Corp. (j).....................       452,960
                                                        5,000    Noble Corp. ................................       307,550
                                                       28,400    Rowan Cos., Inc. ...........................       843,764
                                                       19,900    Schlumberger Ltd. ..........................     1,511,206
                                                        4,700    Tidewater, Inc. ............................       179,164
                                                        8,800    Todco Class A (j)...........................       225,896
                                                        8,800    Transocean, Inc. (j)........................       474,936
                                                                                                               ------------
                                                                                                                  7,283,375
                   ---------------------------------------------------------------------------------------------------------
                   FOOD & STAPLES RETAILING--0.7%      25,200    CVS Corp. ..................................       732,564
                                                        9,300    Sysco Corp. ................................       336,567
                                                       59,000    Wal-Mart Stores, Inc. ......................     2,843,800
                                                       12,600    Walgreen Co. ...............................       579,474
                                                                                                               ------------
                                                                                                                  4,492,405
                   ---------------------------------------------------------------------------------------------------------
                   FOOD PRODUCTS--0.4%                 13,500    Archer-Daniels-Midland Co. .................       288,630
                                                       12,700    ConAgra Foods, Inc. ........................       294,132
                                                       19,000    Corn Products International, Inc. ..........       451,440
                                                        7,500    HJ Heinz Co. ...............................       265,650
                                                        7,300    Ralcorp Holdings, Inc. .....................       300,395
                                                       16,800    Sara Lee Corp. .............................       332,808
                                                       37,900    Tyson Foods, Inc. Class A...................       674,620
                                                                                                               ------------
                                                                                                                  2,607,675
                   ---------------------------------------------------------------------------------------------------------
                   HEALTH CARE EQUIPMENT &             16,200    Baxter International, Inc. .................       601,020
                   SUPPLIES--0.1%
                   ---------------------------------------------------------------------------------------------------------
                   HEALTH CARE PROVIDERS &              7,400    AmerisourceBergen Corp. ....................       511,710
                   SERVICES--0.7%
                                                       12,130    HCA, Inc. ..................................       687,407
                                                        3,000    HealthSouth Corporation (j).................        16,800
                                                        6,000    Health Management Associates, Inc. Class A..       157,080
                                                        5,900    Humana, Inc. (j)............................       234,466
                                                        2,900    LifePoint Hospitals, Inc. (j)...............       146,508
                                                        9,300    Manor Care, Inc. ...........................       369,489
                                                        6,100    Tenet Healthcare Corp. (j)..................        74,664
                                                       10,375    Triad Hospitals, Inc. (j)...................       566,890
                                                       24,350    WellChoice, Inc. (j)........................     1,691,594
                                                                                                               ------------
                                                                                                                  4,456,608
                   ---------------------------------------------------------------------------------------------------------
                   HOTELS, RESTAURANTS &                2,900    Darden Restaurants, Inc. ...................        95,642
                   LEISURE--0.7%
                                                      474,600    La Quinta Corp. (j).........................     4,428,018
                                                        9,100    Papa John's International, Inc. (j).........       363,727
                                                                                                               ------------
                                                                                                                  4,887,387
                   ---------------------------------------------------------------------------------------------------------
                   HOUSEHOLD PRODUCTS--0.0%             4,100    Kimberly-Clark Corp. .......................       256,619
                   ---------------------------------------------------------------------------------------------------------
                   IT SERVICES--0.1%                   13,000    Automatic Data Processing, Inc. ............       545,610
                   ---------------------------------------------------------------------------------------------------------
                   INDEPENDENT POWER PRODUCERS &       37,700    The AES Corp. (j)...........................       617,526
                   ENERGY TRADERS--0.1%
                   ---------------------------------------------------------------------------------------------------------
                   INDUSTRIAL CONGLOMERATES--1.2%     195,500    General Electric Co. .......................     6,774,075
                                                       45,600    Tyco International Ltd. ....................     1,331,520
                                                                                                               ------------
                                                                                                                  8,105,595
                   ---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Schedule of Investments as of June 30, 2005 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                     SHARES
     COUNTRY       INDUSTRY@                          HELD                      COMMON STOCKS                     VALUE
---------------------------------------------------------------------------------------------------------------------------
UNITED STATES
(CONTINUED)
                   INSURANCE--1.8%                     37,600    ACE Ltd. (k)................................  $  1,686,360
                                                       11,700    The Allstate Corp. .........................       699,075
                                                       91,100    American International Group, Inc. .........     5,292,910
                                                       16,500    Assurant, Inc. .............................       595,650
                                                        9,300    Bristol West Holdings, Inc. ................       170,190
                                                        4,200    Hartford Financial Services Group, Inc. ....       314,076
                                                        1,100    Metlife, Inc. ..............................        49,434
                                                        4,200    Prudential Financial, Inc. .................       275,772
                                                       50,345    The St. Paul Travelers Cos., Inc. ..........     1,990,138
                                                       12,500    XL Capital Ltd. Class A.....................       930,250
                                                                                                               ------------
                                                                                                                 12,003,855
                   ---------------------------------------------------------------------------------------------------------
                   INTERNET SOFTWARE &                 32,700    DoubleClick, Inc. (j).......................       274,353
                   SERVICES--0.1%
                                                       80,700    webMethods, Inc. (j)........................       451,920
                                                                                                               ------------
                                                                                                                    726,273
                   ---------------------------------------------------------------------------------------------------------
                   MACHINERY--0.1%                      3,100    Deere & Co. ................................       203,019
                                                       19,200    Navistar International Corp. (j)............       614,400
                                                                                                               ------------
                                                                                                                    817,419
                   ---------------------------------------------------------------------------------------------------------
                   MEDIA--0.9%                         53,779    Comcast Corp. Class A (j)...................     1,651,015
                                                       15,273    The DIRECTV Group, Inc. (j).................       236,732
                                                        6,480    Liberty Global, Inc. (j)....................       302,422
                                                       40,900    Liberty Media Corp. Class A (j).............       416,771
                                                       10,919    NTL, Inc. (j)...............................       747,078
                                                       32,400    Time Warner, Inc. (j).......................       541,404
                                                        9,300    Tribune Co. ................................       327,174
                                                       59,358    Viacom, Inc. Class B........................     1,900,643
                                                                                                               ------------
                                                                                                                  6,123,239
                   ---------------------------------------------------------------------------------------------------------
                   METALS & MINING--0.7%               27,200    Alcoa, Inc. ................................       710,736
                                                       27,167    Aleris International, Inc. (j)..............       612,616
                                                       26,300    Freeport-McMoRan Copper & Gold, Inc. .......       984,672
                                                       51,400    Inco Ltd. ..................................     1,940,350
                                                        7,600    Mittal Steel Co. NV.........................       180,424
                                                        5,300    United States Steel Corp. ..................       182,161
                                                                                                               ------------
                                                                                                                  4,610,959
                   ---------------------------------------------------------------------------------------------------------
                   OIL, GAS & CONSUMABLE FUELS--3.3%    7,000    Amerada Hess Corp. .........................       745,570
                                                       50,236    Chevron Corp. ..............................     2,809,197
                                                       19,008    ConocoPhillips..............................     1,092,770
                                                        6,200    Consol Energy, Inc. ........................       332,196
                                                       12,500    Devon Energy Corp. .........................       633,500
                                                      330,700    El Paso Corp. ..............................     3,809,664
                                                       43,500    Exxon Mobil Corp. ..........................     2,499,945
                                                      100,500    International Coal Group, Inc. (j)(o).......     1,231,125
                                                        5,300    James River Coal Co. (j)....................       183,645
                                                       17,585    Kerr-McGee Corp. ...........................     1,341,911
                                                       38,700    Marathon Oil Corp. .........................     2,065,419
                                                        6,000    Massey Energy Co. ..........................       226,320
                                                        6,800    Noble Energy, Inc. .........................       514,420
                                                       23,500    Occidental Petroleum Corp. .................     1,807,855
                                                       30,100    Rosetta Resources, Inc. (a)(j)..............       481,600
                                                       18,100    Stone Energy Corp. (j)......................       885,090
                                                       17,200    Unocal Corp. ...............................     1,118,860
                                                        6,100    Williams Cos., Inc. ........................       115,900
                                                                                                               ------------
                                                                                                                 21,894,987
                   ---------------------------------------------------------------------------------------------------------
                   PAPER & FOREST PRODUCTS--0.3%       41,200    Bowater, Inc. ..............................     1,333,644
                                                        8,800    Deltic Timber Corp. ........................       334,664
                                                       12,800    International Paper Co. ....................       386,688
                                                                                                               ------------
                                                                                                                  2,054,996
                   ---------------------------------------------------------------------------------------------------------
                   PERSONAL PRODUCTS--0.1%              7,600    The Gillette Co. ...........................       384,788
                   ---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Schedule of Investments as of June 30, 2005 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                     SHARES
     COUNTRY       INDUSTRY@                          HELD                      COMMON STOCKS                     VALUE
---------------------------------------------------------------------------------------------------------------------------
UNITED STATES
(CONTINUED)
                   PHARMACEUTICALS--2.4%               26,800    Abbott Laboratories.........................  $  1,313,468
                                                       15,000    Andrx Corp. (j).............................       304,650
                                                       54,200    Bristol-Myers Squibb Co. ...................     1,353,916
                                                       17,200    Eli Lilly & Co. ............................       958,212
                                                       12,025    IVAX Corp. (j)..............................       258,537
                                                       52,100    Johnson & Johnson...........................     3,386,500
                                                       57,900    Merck & Co., Inc. ..........................     1,783,320
                                                      182,100    Pfizer, Inc. ...............................     5,022,318
                                                       40,200    Schering-Plough Corp. ......................       766,212
                                                        3,300    Watson Pharmaceuticals, Inc. (j)............        97,548
                                                       18,600    Wyeth.......................................       827,700
                                                                                                               ------------
                                                                                                                 16,072,381
                   ---------------------------------------------------------------------------------------------------------
                   REAL ESTATE--0.2%                   18,200    Aames Investment Corp. .....................       176,904
                                                        6,460    Catellus Development Corp. .................       211,888
                                                       42,230    Friedman Billings Ramsey Group, Inc. Class
                                                                  A..........................................       603,889
                                                        8,713    Ventas, Inc. ...............................       263,133
                                                                                                               ------------
                                                                                                                  1,255,814
                   ---------------------------------------------------------------------------------------------------------
                   ROAD & RAIL--0.4%                   19,500    CSX Corp. ..................................       831,870
                                                       28,500    Union Pacific Corp. ........................     1,846,800
                                                                                                               ------------
                                                                                                                  2,678,670
                   ---------------------------------------------------------------------------------------------------------
                   SEMICONDUCTORS & SEMICONDUCTOR      22,659    Agere Systems, Inc. (j).....................       271,908
                   EQUIPMENT--0.3%
                                                       14,000    Altera Corp. (j)............................       277,480
                                                       51,700    Cirrus Logic, Inc. (j)......................       274,527
                                                       48,600    Intel Corp. ................................     1,266,516
                                                       29,200    Micron Technology, Inc. (j).................       298,132
                                                                                                               ------------
                                                                                                                  2,388,563
                   ---------------------------------------------------------------------------------------------------------
                   SOFTWARE--2.1%                      78,500    BMC Software, Inc. (j)......................     1,409,075
                                                       22,500    Borland Software Corp. (j)..................       154,350
                                                        8,290    Check Point Software Technologies (j).......       164,142
                                                      163,252    Computer Associates International, Inc. ....     4,486,165
                                                       18,800    Compuware Corp. (j).........................       135,172
                                                      210,500    Microsoft Corp. (k).........................     5,228,820
                                                       15,700    Novell, Inc. (j)............................        97,340
                                                      150,900    Siebel Systems, Inc. .......................     1,343,010
                                                       91,500    TIBCO Software, Inc. (j)....................       598,410
                                                       10,200    Veritas Software Corp. (j)..................       248,880
                                                                                                               ------------
                                                                                                                 13,865,364
                   ---------------------------------------------------------------------------------------------------------
                   SPECIALTY RETAIL--0.2%              15,700    Home Depot, Inc. ...........................       610,730
                                                       28,400    Pier 1 Imports, Inc. .......................       402,996
                                                        4,600    The Sports Authority, Inc. (j)..............       146,280
                                                                                                               ------------
                                                                                                                  1,160,006
                   ---------------------------------------------------------------------------------------------------------
                   TEXTILES, APPAREL & LUXURY          84,900    Unifi, Inc. (j).............................       359,976
                   GOODS--0.0%
                   ---------------------------------------------------------------------------------------------------------
                   THRIFTS & MORTGAGE                   3,100    Doral Financial Corp. ......................        51,274
                   FINANCE--0.3%
                                                       16,300    Fannie Mae..................................       951,920
                                                        4,500    Freddie Mac.................................       293,535
                                                       11,900    Washington Mutual, Inc. ....................       484,211
                                                                                                               ------------
                                                                                                                  1,780,940
                   ---------------------------------------------------------------------------------------------------------
                   TOBACCO--0.3%                       34,400    Altria Group, Inc. .........................     2,224,304
                   ---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Schedule of Investments as of June 30, 2005 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                     SHARES
     COUNTRY       INDUSTRY@                          HELD                      COMMON STOCKS                     VALUE
---------------------------------------------------------------------------------------------------------------------------
<->UNITED STATES
(CONCLUDED)
                   TRANSPORTATION                      51,600    Macquarie Infrastructure Co. Trust..........  $  1,464,408
                   INFRASTRUCTURE--0.2%
                   ---------------------------------------------------------------------------------------------------------
                                                                 TOTAL COMMON STOCKS IN THE UNITED STATES....   177,050,212
---------------------------------------------------------------------------------------------------------------------------
                                                                 TOTAL COMMON STOCKS
                                                                 (COST--$284,180,152)--53.6%.................   358,193,640
---------------------------------------------------------------------------------------------------------------------------
                                                                            EXCHANGE-TRADED FUNDS
---------------------------------------------------------------------------------------------------------------------------
UNITED                                                  8,600    Nasdaq-100 Index Tracking Stock.............       316,394
STATES--0.1%       ---------------------------------------------------------------------------------------------------------
                                                                 TOTAL EXCHANGE-TRADED FUNDS
                                                                 (COST--$309,686)--0.1%......................       316,394
---------------------------------------------------------------------------------------------------------------------------
                                                                                 MUTUAL FUNDS
---------------------------------------------------------------------------------------------------------------------------
VIETNAM--0.0%                                         110,286    Vietnam Enterprise Investments Ltd.
                                                                  Redeemable Shares (j)......................       151,092
                   ---------------------------------------------------------------------------------------------------------
                                                                 TOTAL MUTUAL FUNDS (COST--$130,000)--0.0%...       151,092
---------------------------------------------------------------------------------------------------------------------------
                                                                               PREFERRED STOCKS
---------------------------------------------------------------------------------------------------------------------------
AUSTRALIA--0.2%    COMMERCIAL BANKS--0.2%              31,600    National Australia Bank Ltd., 7.875% (f)....     1,232,400
                   ---------------------------------------------------------------------------------------------------------
                                                                 TOTAL PREFERRED STOCKS IN AUSTRALIA.........     1,232,400
---------------------------------------------------------------------------------------------------------------------------
BRAZIL--0.2%       BEVERAGES--0.1%                     18,469    Cia de Bebidas das Americas (i).............       570,692
                   ---------------------------------------------------------------------------------------------------------
                   METALS & MINING--0.1%               38,500    Usinas Siderurgicas de Minas Gerais SA
                                                                  Preferred Class A..........................       621,152
                   ---------------------------------------------------------------------------------------------------------
                                                                 TOTAL PREFERRED STOCKS IN BRAZIL............     1,191,844
---------------------------------------------------------------------------------------------------------------------------
UNITED             DIVERSIFIED TELECOMMUNICATION        9,829    McLeodUSA, Inc. Series A, 2.50% (f).........         1,278
STATES--0.6%       SERVICES--0.0%
                   ---------------------------------------------------------------------------------------------------------
                   INSURANCE--0.2%                     22,500    Metlife, Inc. Series B, 6.375% (f)..........       589,950
                                                       20,000    XL Capital Ltd., 6.50% (f)..................       479,000
                                                                                                               ------------
                                                                                                                  1,068,950
                   ---------------------------------------------------------------------------------------------------------
                   OIL, GAS & CONSUMABLE                  510    El Paso Corp., 4.99% (a)(f).................       543,533
                   FUELS--0.1%
                   ---------------------------------------------------------------------------------------------------------
                   THRIFTS & MORTGAGE                      24    Fannie Mae, 5.375% (f)......................     2,324,508
                   FINANCE--0.3%
                   ---------------------------------------------------------------------------------------------------------
                                                                 TOTAL PREFERRED STOCKS IN THE UNITED
                                                                 STATES......................................     3,938,269
---------------------------------------------------------------------------------------------------------------------------
                                                                 TOTAL PREFERRED STOCKS
                                                                 (COST--$6,160,329)--1.0%....................     6,362,513
---------------------------------------------------------------------------------------------------------------------------
                                                                                 WARRANTS (C)
---------------------------------------------------------------------------------------------------------------------------
JAPAN--0.1%        REAL ESTATE--0.1%                  376,979    Marco Polo Investment Holdings Ltd. (expires
                                                                  8/29/2013).................................       565,469
                   ---------------------------------------------------------------------------------------------------------
                                                                 TOTAL WARRANTS IN JAPAN.....................       565,469
---------------------------------------------------------------------------------------------------------------------------
MALAYSIA--0.0%     MACHINERY--0.0%                    101,940    SapuraCrest Petroleum Bhd (expires
                                                                  2/18/2009).................................        10,462
                   ---------------------------------------------------------------------------------------------------------
                                                                 TOTAL WARRANTS IN MALAYSIA..................        10,462
---------------------------------------------------------------------------------------------------------------------------
UNITED             COMMUNICATIONS EQUIPMENT--0.0%      17,905    Lucent Technologies, Inc. (expires
STATES--0.0%                                                      12/10/2007)................................        13,608
                   ---------------------------------------------------------------------------------------------------------
                   CONSTRUCTION &                     251,100    Foster Wheeler Ltd. Class B (expires
                   ENGINEERING--0.0%                              9/24/2007).................................       188,325
                   ---------------------------------------------------------------------------------------------------------
                   DIVERSIFIED TELECOMMUNICATION          795    AboveNet, Inc. (expires 9/08/2008)..........         7,155
                   SERVICES--0.0%
                                                          936    AboveNet, Inc. (expires 9/08/2010)..........         8,424
                                                       21,779    McLeodUSA, Inc. (expires 4/16/2007).........           109
                                                                                                               ------------
                                                                                                                     15,688
                   ---------------------------------------------------------------------------------------------------------
                                                                 TOTAL WARRANTS IN THE UNITED STATES.........       217,621
---------------------------------------------------------------------------------------------------------------------------
                                                                 TOTAL WARRANTS (COST--$440,443)--0.1%.......       793,552
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Schedule of Investments as of June 30, 2005 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                     SHARES
COUNTRY            INDUSTRY@                          HELD                          RIGHTS                        VALUE
---------------------------------------------------------------------------------------------------------------------------
SINGAPORE--0.0%    COMMERCIAL BANKS--0.0%              10,400    Oversea-Chinese Banking Corp. (h)...........  $     39,756
                   ---------------------------------------------------------------------------------------------------------
                                                                 TOTAL RIGHTS IN SINGAPORE...................        39,756
---------------------------------------------------------------------------------------------------------------------------
UNITED             COMMERCIAL SERVICES &               52,600    Information Resources, Inc. (g).............        29,456
STATES--0.0%       SUPPLIES--0.0%
                   ---------------------------------------------------------------------------------------------------------
                                                                 TOTAL RIGHTS IN THE UNITED STATES...........        29,456
---------------------------------------------------------------------------------------------------------------------------
                                                                 TOTAL RIGHTS (COST--$88,368)--0.0%..........        69,212
---------------------------------------------------------------------------------------------------------------------------

                                                   CURRENCY     FACE
                                               DENOMINATION    AMOUNT            FIXED INCOME SECURITIES
---------------------------------------------------------------------------------------------------------------------------
AUSTRALIA--0.4%     FOREIGN GOVERNMENT                 AUD     3,400,000     Australia Government Bond Series
                    OBLIGATIONS--0.4%                                          705, 7.50% due
                                                                               7/15/2005....................    $  2,592,712
                    ---------------------------------------------------------------------------------------------------------
                                                                             TOTAL FIXED INCOME SECURITIES
                                                                             IN AUSTRALIA...................       2,592,712
---------------------------------------------------------------------------------------------------------------------------
BRAZIL--0.2%        CHEMICALS--0.1%                    USD       400,000     Cosan SA Industria e
                                                                               Comercio, 9% due
                                                                               11/01/2009 (a)...............         414,000
                    ---------------------------------------------------------------------------------------------------------
                    FOREIGN GOVERNMENT                           650,000     Brazilian Government
                    OBLIGATIONS--0.1%                                          International Bond, 8.25%
                                                                               due 1/20/2034................         635,700
                    ---------------------------------------------------------------------------------------------------------
                    METALS & MINING--0.0%              BRL        10,296     Cia Vale do Rio Doce (m)(n)....               0
                    ---------------------------------------------------------------------------------------------------------
                                                                             TOTAL FIXED INCOME SECURITIES
                                                                             IN BRAZIL......................       1,049,700
---------------------------------------------------------------------------------------------------------------------------
CANADA--0.5%        FOREIGN GOVERNMENT                 CAD     2,355,000     Canadian Government Bond,
                    OBLIGATIONS--0.3%                                          4% due 9/01/2010.............       1,978,850
                    ---------------------------------------------------------------------------------------------------------
                    WIRELESS                                                 Rogers Wireless
                    TELECOMMUNICATION                                          Communications, Inc.:
                    SERVICES--0.2%                     USD       800,000       6.535% due 12/15/2010 (n)....         834,000
                                                       CAD       325,000       7.625% due 12/15/2011........         284,587
                                                                                                                ------------
                                                                                                                   1,118,587
                    ---------------------------------------------------------------------------------------------------------
                                                                             TOTAL FIXED INCOME SECURITIES
                                                                             IN CANADA......................       3,097,437
---------------------------------------------------------------------------------------------------------------------------
EUROPE--2.2%        COMMERCIAL BANKS--2.2%                                   European Investment Bank:
                                                       EUR     2,350,000       3.50% due 10/15/2005.........       2,856,334
                                                       GBP     3,750,000       6.125% due 12/07/2005........       6,756,816
                                                       EUR     3,900,000       4% due 1/15/2007.............       4,857,261
                    ---------------------------------------------------------------------------------------------------------
                                                                             TOTAL FIXED INCOME SECURITIES
                                                                             IN EUROPE......................      14,470,411
---------------------------------------------------------------------------------------------------------------------------
FRANCE--0.9%        COMMERCIAL BANKS--0.5%                     2,550,000     ERAP, 2.875% due 7/12/2006.....       3,113,513
                    ---------------------------------------------------------------------------------------------------------
                    CONTAINERS &                       USD       950,000     Crown European Holdings SA,
                    PACKAGING--0.2%                                            10.875% due 3/01/2013........       1,116,250
                    ---------------------------------------------------------------------------------------------------------
                    FOREIGN GOVERNMENT                 EUR     1,125,000     Caisse d'Amortissement de la
                    OBLIGATIONS--0.2%                                          Dette Sociale, 4% due
                                                                               10/25/2014...................       1,454,477
                    ---------------------------------------------------------------------------------------------------------
                    SOFTWARE--0.0%                                98,700     Infogrames Entertainment SA
                                                                               Series WW, 4% due
                                                                               4/01/2009 (f)................          84,283
                    ---------------------------------------------------------------------------------------------------------
                                                                             TOTAL FIXED INCOME SECURITIES
                                                                             IN FRANCE......................       5,768,523
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Schedule of Investments as of June 30, 2005 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                   CURRENCY     FACE
     COUNTRY        INDUSTRY@                  DENOMINATION    AMOUNT            FIXED INCOME SECURITIES           VALUE
---------------------------------------------------------------------------------------------------------------------------
GERMANY--3.6%       COMMERCIAL BANKS--2.0%                                   KfW--Kreditanstalt fuer
                                                                               Wiederaufbau:
                                                       GBP     2,250,000     4.125% due 6/07/2006...........    $  4,024,673
                                                                 475,000     4.80% due 10/27/2006...........         853,961
                                                       EUR     2,550,000     3.125% due 11/15/2006..........       3,132,866
                                                       GBP       700,000     5.375% due 12/07/2007..........       1,285,396
                                                                 700,000     4.50% due 12/07/2008...........       1,264,484
                                                       EUR     2,000,000     4.25% due 7/04/2014............       2,638,755
                                                                                                               --------------
                                                                                                                  13,200,135
                    -------------------------------------------------------------------------------------------------
                    FOREIGN GOVERNMENT                         8,000,000     Deutsche Bundesrepublik Series
                    OBLIGATIONS--1.6%                                          00, 5.25% due 1/04/2011......      11,003,680
                    -------------------------------------------------------------------------------------------------
                                                                             TOTAL FIXED INCOME SECURITIES IN
                                                                             GERMANY........................      24,203,815
-----------------------------------------------------------------------------------------------------------------------------
HONG KONG--0.2%     INDUSTRIAL                         USD       770,000     First Pacific Finance Ltd., 0%
                    CONGLOMERATES--0.2%                                        due 1/18/2010 (f)............         820,050
                                                                 725,000     Hutchison Whampoa International
                                                                               Ltd., 5.45% due 11/24/2010...         746,105
                    -------------------------------------------------------------------------------------------------
                                                                             TOTAL FIXED INCOME SECURITIES IN
                                                                             HONG KONG......................       1,566,155
-----------------------------------------------------------------------------------------------------------------------------
ICELAND--0.2%       FOREIGN GOVERNMENT                 ISK    71,000,000     Iceland Rikisbref, 7.25% due
                    OBLIGATIONS--0.2%                                          5/17/2013....................       1,072,501
                    -------------------------------------------------------------------------------------------------
                                                                             TOTAL FIXED INCOME SECURITIES IN
                                                                             ICELAND........................       1,072,501
-----------------------------------------------------------------------------------------------------------------------------
INDIA--0.3%         AUTOMOBILES--0.1%                  USD       500,000     Tata Motors Ltd., 1% due
                                                                               7/31/2008 (a)(f).............         828,750
                    -------------------------------------------------------------------------------------------------
                    MEDIA--0.2%                                1,350,000     Zee Telefilms Ltd, 0.50% due
                                                                               4/29/2009 (f)................       1,292,583
                    -------------------------------------------------------------------------------------------------
                                                                             TOTAL FIXED INCOME SECURITIES IN
                                                                             INDIA..........................       2,121,333
-----------------------------------------------------------------------------------------------------------------------------
ITALY--0.2%         FOREIGN GOVERNMENT                 JPY   125,000,000     Italy Government International
                    OBLIGATIONS--0.2%                                          Bond, 0.375% due 10/10/2006...      1,133,040
                    -------------------------------------------------------------------------------------------------
                                                                             TOTAL FIXED INCOME SECURITIES IN
                                                                             ITALY..........................       1,133,040
-----------------------------------------------------------------------------------------------------------------------------
JAPAN--0.8%         COMMERCIAL BANKS--0.6%                    49,000,000     The Bank of Fukuoka Ltd. Series
                                                                               2, 1.10% due 9/28/2007 (f)...         645,197
                                                              99,000,000     The Bank of Kyoto Ltd. Series 1,
                                                                               1.90% due 9/30/2009 (f)......       1,341,689
                                                             200,000,000     International Bank for
                                                                               Reconstruction & Development
                                                                               Series 670, 2% due
                                                                               2/18/2008....................       1,887,313
                                                                                                               --------------
                                                                                                                   3,874,199
                    -------------------------------------------------------------------------------------------------
                    LEISURE EQUIPMENT &                       45,000,000     Shoei Co., Ltd. Series 2, 0% due
                    PRODUCTS--0.1%                                             12/30/2009 (f)(l)............         519,809
                    -------------------------------------------------------------------------------------------------
                    TRADING COMPANIES &                       95,000,000     Mitsubishi Corp., 0% due
                    DISTRIBUTORS--0.1%                                         6/17/2011 (f)(l).............       1,107,603
                    -------------------------------------------------------------------------------------------------
                                                                             TOTAL FIXED INCOME SECURITIES IN
                                                                             JAPAN..........................       5,501,611
-----------------------------------------------------------------------------------------------------------------------------
LUXEMBOURG--0.1%    INDUSTRIAL                         USD       358,000     Tyco International Group SA,
                    CONGLOMERATES--0.1%                                        2.75% due 1/15/2018 (a)(f)...         461,820
                    -------------------------------------------------------------------------------------------------
                                                                             TOTAL FIXED INCOME SECURITIES IN
                                                                             LUXEMBOURG.....................         461,820
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Schedule of Investments as of June 30, 2005 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                   CURRENCY     FACE
     COUNTRY        INDUSTRY@                  DENOMINATION    AMOUNT            FIXED INCOME SECURITIES           VALUE
---------------------------------------------------------------------------------------------------------------------------
MALAYSIA--0.5%      DIVERSIFIED FINANCIAL              USD       800,000     Feringghi Capital Ltd., 0% due
                    SERVICES--0.1%                                             12/22/2009 (f)(l)............    $    844,000
                    -------------------------------------------------------------------------------------------------
                    FOREIGN GOVERNMENT                 MYR     2,225,000     Johor Corp., 1% due 7/31/2009
                    OBLIGATIONS--0.4%                                          (l)..........................         619,194
                                                               8,750,000     Malaysia Government
                                                                               International Bond Series
                                                                               386X, 8.60% due 12/01/2007...       2,595,630
                                                                                                               --------------
                                                                                                                   3,214,824
                    -------------------------------------------------------------------------------------------------
                                                                             TOTAL FIXED INCOME SECURITIES IN
                                                                             MALAYSIA.......................       4,058,824
-----------------------------------------------------------------------------------------------------------------------------
MEXICO--0.2%        HOUSEHOLD                          USD       975,000     Vitro Envases Norteamerica SA de
                    DURABLES--0.1%                                             CV, 10.75% due 7/23/2011
                                                                               (a)..........................         945,750
                    -------------------------------------------------------------------------------------------------
                    OIL, GAS & CONSUMABLE              GBP       310,000     Petroleos Mexicanos, 14.50% due
                    FUELS--0.1%                                                3/31/2006....................         593,856
                    -------------------------------------------------------------------------------------------------
                                                                             TOTAL FIXED INCOME SECURITIES IN
                                                                             MEXICO.........................       1,539,606
-----------------------------------------------------------------------------------------------------------------------------
NETHERLANDS--0.7%   COMMERCIAL BANKS--0.1%                       500,000     Bank Nederlandse Gemeenten,
                                                                               4.625% due 12/07/2006........         902,046
                    -------------------------------------------------------------------------------------------------
                    FOREIGN GOVERNMENT                 EUR     1,300,000     Netherlands Government Bond,
                    OBLIGATIONS--0.3%                                          3.75% due 7/15/2014..........       1,659,107
                    -------------------------------------------------------------------------------------------------
                    SEMICONDUCTORS &                                         ASM International NV:
                    SEMICONDUCTOR
                    EQUIPMENT--0.3%

                                                       USD       265,000       4.25% due 12/06/2011 (a).....         256,719
                                                                  70,000       4.25% due 12/06/2011 (f).....          68,188
                                                       EUR     1,450,000     Infineon Technologies Holding
                                                                               BV, 4.25% due 2/06/2007 (f)...      1,774,758
                                                                                                               --------------
                                                                                                                   2,099,665
                    -------------------------------------------------------------------------------------------------
                                                                             TOTAL FIXED INCOME SECURITIES IN
                                                                             THE NETHERLANDS................       4,660,818
-----------------------------------------------------------------------------------------------------------------------------
NEW ZEALAND--0.2%   OIL, GAS & CONSUMABLE              NZD     1,175,000     New Zealand Government Bond
                    FUELS--0.2%                                                Series 216, 4.50% due
                                                                               2/14/2016....................       1,087,325
                    -------------------------------------------------------------------------------------------------
                                                                             TOTAL FIXED INCOME SECURITIES IN
                                                                             NEW ZEALAND....................       1,087,325
-----------------------------------------------------------------------------------------------------------------------------
POLAND--0.2%        FOREIGN GOVERNMENT                 PLN     5,150,000     Poland Government Bond, 3% due
                    OBLIGATIONS--0.2%                                          8/24/2016....................       1,545,470
                    -------------------------------------------------------------------------------------------------
                                                                             TOTAL FIXED INCOME SECURITIES IN
                                                                             POLAND.........................       1,545,470
-----------------------------------------------------------------------------------------------------------------------------
SOUTH KOREA--0.2%   OIL, GAS & CONSUMABLE              USD       290,000     Momenta/Cayman, 2.50% due
                    FUELS--0.0%                                                8/01/2007 (Regulation S)
                                                                               (f)(l).......................         289,275
                    -------------------------------------------------------------------------------------------------
                    WIRELESS                                                 LG Telecom Ltd.:
                    TELECOMMUNICATION
                    SERVICES--0.2%

                                                                 900,000     8.25% due 7/15/2009 (a)........         960,140
                                                                  50,000     8.25% due 7/15/2009............          52,675
                                                                                                               --------------
                                                                                                                   1,012,815
                    -------------------------------------------------------------------------------------------------
                                                                             TOTAL FIXED INCOME SECURITIES IN
                                                                             SOUTH KOREA....................       1,302,090
-----------------------------------------------------------------------------------------------------------------------------
SWEDEN--0.4%        FOREIGN GOVERNMENT                 SEK    16,500,000     Sweden Government Bond Series
                    OBLIGATIONS--0.4%                                          3101, 4% due 12/01/2008......       2,659,583
                    -------------------------------------------------------------------------------------------------
                                                                             TOTAL FIXED INCOME SECURITIES IN
                                                                             SWEDEN.........................       2,659,583
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Schedule of Investments as of June 30, 2005 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                   CURRENCY     FACE
     COUNTRY        INDUSTRY@                  DENOMINATION    AMOUNT            FIXED INCOME SECURITIES           VALUE
---------------------------------------------------------------------------------------------------------------------------
UNITED              COMMERCIAL BANKS--0.0%             GBP       235,000     International Bank for
KINGDOM--0.4%                                                                  Reconstruction & Development,
                                                                               7.125% due 7/30/2007.........    $    445,576
                    -------------------------------------------------------------------------------------------------
                    DIVERSIFIED                                              Colt Telecom Group Plc:
                    TELECOMMUNICATION
                    SERVICES--0.4%

                                                       EUR     1,250,000       2% due 3/29/2006.............       1,740,315
                                                                 500,000       2% due 4/03/2007 (f).........         738,499
                                                                                                               --------------
                                                                                                                   2,478,814
                    -------------------------------------------------------------------------------------------------
                                                                             TOTAL FIXED INCOME SECURITIES IN
                                                                             THE UNITED KINGDOM.............       2,924,390
-----------------------------------------------------------------------------------------------------------------------------
UNITED              AEROSPACE &                        USD       230,000     GenCorp, Inc., 5.75% due
STATES--4.3%        DEFENSE--0.0%                                              4/15/2007 (f)................         253,575
                    -------------------------------------------------------------------------------------------------
                    AIRLINES--0.0%                               356,242     Northwest Airlines, Inc. Series
                                                                               1999-3-B, 9.485% due
                                                                               10/01/2016...................         223,710
                    -------------------------------------------------------------------------------------------------
                    BIOTECHNOLOGY--0.2%                                      Abgenix, Inc. (f):
                                                                 825,000       3.50% due 3/15/2007..........         779,625
                                                                 310,000       1.75% due 12/15/2011 (a).....         275,900
                                                                                                               --------------
                                                                                                                   1,055,525
                    -------------------------------------------------------------------------------------------------
                    COMMUNICATIONS                               380,000     Lucent Technologies, Inc., 8%
                    EQUIPMENT--0.1%                                            due 8/01/2031 (f)............         390,450
                    -------------------------------------------------------------------------------------------------
                    CONSTRUCTION &                             3,498,750     Foster Wheeler LLC Series A,
                    ENGINEERING--0.8%                                          10.359% due 9/15/2011........       3,656,194
                                                                 974,000     J. Ray McDermott SA, 11% due
                                                                               12/15/2013 (a)...............       1,090,880
                                                                 545,000     McDermott, Inc., 8.75% due
                                                                               5/19/2023....................         550,450
                                                                                                               --------------
                                                                                                                   5,297,524
                    -------------------------------------------------------------------------------------------------
                    CONTAINERS &                               1,540,000     Anchor Glass Container Corp.,
                    PACKAGING--0.2%                                            11% due 2/15/2013............       1,201,200
                                                                 375,000     Crown Cork & Seal Co., Inc.,
                                                                               7.50% due 12/15/2096.........         320,625
                                                                                                               --------------
                                                                                                                   1,521,825
                    -------------------------------------------------------------------------------------------------
                    DIVERSIFIED FINANCIAL                                    General Electric Capital Corp.:
                    SERVICES--0.3%
                                                       JPY   135,000,000       0.10% due 12/20/2005.........       1,218,263
                                                              75,000,000       1.40% due 11/02/2006.........         688,948
                                                       USD       225,000     Triad Acquisition Corp., 11.125%
                                                                               due 5/01/2013 (a)............         227,813
                                                                                                               --------------
                                                                                                                   2,135,024
                    -------------------------------------------------------------------------------------------------
                    DIVERSIFIED                                              MCI, Inc.:
                    TELECOMMUNICATION
                    SERVICES--0.4%
                                                                 861,000       6.908% due 5/01/2007.........         872,839
                                                                 861,000       7.688% due 5/01/2009.........         896,516
                                                                 589,000       8.735% due 5/01/2014.........         660,416
                                                                                                               --------------
                                                                                                                   2,429,771
                    -------------------------------------------------------------------------------------------------
                    ELECTRIC                                   4,730,193     Empresa Electrica del Norte
                    UTILITIES--0.6%                                            Grande SA, 4% due 11/05/2017
                                                                               (l)..........................       4,304,476
                    -------------------------------------------------------------------------------------------------
                    FOOD PRODUCTS--0.1%                          775,000     Burns, Philp Capital Property
                                                                               Ltd., 10.75% due 2/15/2011...         854,438
                    -------------------------------------------------------------------------------------------------
                    HEALTH CARE PROVIDERS &                      136,000     Beverly Enterprises, Inc.,
                    SERVICES--0.1%                                             7.875% due 6/15/2014.........         148,240
                                                                 600,000     Tenet Healthcare Corp., 9.25%
                                                                               due 2/01/2015 (a)............         622,500
                                                                                                               --------------
                                                                                                                     770,740
                    -------------------------------------------------------------------------------------------------
                    HOTELS, RESTAURANTS &                      1,300,000     Uno Restaurant Corp.,10% due
                    LEISURE--0.2%                                              2/15/2011 (a)................       1,235,000
                    -------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Schedule of Investments as of June 30, 2005 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                   CURRENCY     FACE
     COUNTRY        INDUSTRY@                  DENOMINATION    AMOUNT            FIXED INCOME SECURITIES           VALUE
---------------------------------------------------------------------------------------------------------------------------
UNITED STATES
(CONCLUDED)
                    INSURANCE--0.1%                    USD       291,000     Fortis Insurance NV, 7.75% due
                                                                               1/26/2008 (a)(f).............    $    318,281
                    -------------------------------------------------------------------------------------------------
                    MULTI-UTILITIES--0.6%              GBP       213,000     The AES Corp., 8.375% due
                                                                               3/01/2011....................         381,789
                                                       USD       625,000     Calpine Corp., 7.625% due
                                                                               4/15/2006....................         585,938
                                                                             Calpine Generating Co. LLC (n):
                                                               1,800,000       6.861% due 4/01/2009.........       1,818,000
                                                               1,000,000       8.861% due 4/01/2010.........         980,000
                                                                                                               --------------
                                                                                                                   3,765,727
                    -------------------------------------------------------------------------------------------------
                    OIL, GAS & CONSUMABLE                        325,000     McMoRan Exploration Co., 5.25%
                    FUELS--0.1%                                                due 10/06/2011 (f)...........         431,031
                    -------------------------------------------------------------------------------------------------
                    PAPER & FOREST                             1,250,000     Mandra Forestry, 12% due
                    PRODUCTS--0.2%                                             5/15/2013 (a)(p).............       1,250,000
                    -------------------------------------------------------------------------------------------------
                    SEMICONDUCTORS &                             980,000     Conexant Systems, Inc., 4% due
                    SEMICONDUCTOR                                              2/01/2007 (f)................         899,150
                    EQUIPMENT--0.2%
                                                                 625,000     LSI Logic Corp., 4% due
                                                                               11/01/2006 (f)...............         617,969
                                                                                                               --------------
                                                                                                                   1,517,119
                    -------------------------------------------------------------------------------------------------
                    SPECIALTY RETAIL--0.0%                       110,000     General Nutrition Center, 8.625%
                                                                               due 1/15/2011 (a)............         101,750
                    -------------------------------------------------------------------------------------------------
                    WIRELESS                                     800,000     Nextel Communications, Inc.,
                    TELECOMMUNICATION                                          5.25% due 1/15/2010 (f)......         803,000
                    SERVICES--0.1%
                    -------------------------------------------------------------------------------------------------
                                                                             TOTAL FIXED INCOME SECURITIES IN
                                                                             THE UNITED STATES..............      28,658,966
-----------------------------------------------------------------------------------------------------------------------------
                                                                             TOTAL FIXED INCOME SECURITIES
                                                                             (COST--$103,611,676)--16.7%....     111,476,130
-----------------------------------------------------------------------------------------------------------------------------
                                                                                    FLOATING RATE LOAN
                                                                                      INTERESTS (B)
-----------------------------------------------------------------------------------------------------------------------------
MEXICO--0.1%        HOUSEHOLD                                    500,000     Vitro Envases Norteamerica SA de
                    DURABLES--0.1%                                             CV, Term, due 2/23/2010......         480,000
                    -------------------------------------------------------------------------------------------------
                                                                             TOTAL FLOATING RATE LOAN
                                                                             INTERESTS IN MEXICO............         480,000
-----------------------------------------------------------------------------------------------------------------------------
UNITED              TEXTILES, APPAREL &                          641,859     Galey & Lord, Inc., Term, due
STATES--0.0%        LUXURY GOODS--0.0%                                         9/05/2009....................         173,302
                    -------------------------------------------------------------------------------------------------
                                                                             TOTAL FLOATING RATE LOAN
                                                                             INTERESTS IN THE UNITED STATES..        173,302
-----------------------------------------------------------------------------------------------------------------------------
                                                                             TOTAL FLOATING RATE LOAN
                                                                             INTERESTS
                                                                             (COST--$962,942)--0.1%.........         653,302
-----------------------------------------------------------------------------------------------------------------------------
                                                                               U.S. GOVERNMENT OBLIGATIONS
-----------------------------------------------------------------------------------------------------------------------------
UNITED                                                         4,967,186     U.S. Treasury Inflation Indexed
STATES--2.3%                                                                   Bonds, 1.625% due 1/15/2015...      4,949,140
                                                                             U.S. Treasury Notes:
                                                               7,500,000       3.625% due 4/30/2007.........       7,495,912
                                                                 700,000       3.50% due 5/31/2007..........         697,867
                                                               1,385,000       4% due 6/15/2009.............       1,399,932
                                                                 625,000       4.75% due 5/15/2014..........         663,184
                    -------------------------------------------------------------------------------------------------
                                                                             TOTAL U.S. GOVERNMENT
                                                                             OBLIGATIONS
                                                                             (COST--$15,067,215)--2.3%......      15,206,035
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Schedule of Investments as of June 30, 2005 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                CURRENCY     BENEFICIAL
COUNTRY             INDUSTRY @                DENOMINATION    INTEREST             OTHER INTERESTS (E)             VALUE
-----------------------------------------------------------------------------------------------------------------------------
UNITED              DIVERSIFIED                        USD     1,400,000     AboveNet, Inc. (Litigation Trust
STATES--0.0%        TELECOMMUNICATION                                          Certificates)................    $          0
                    SERVICES--0.0%
                    -------------------------------------------------------------------------------------------------
                                                                             TOTAL OTHER INTERESTS
                                                                             (COST--$0)--0.0%...............               0
-----------------------------------------------------------------------------------------------------------------------------
                                                                FACE
                                                               AMOUNT             SHORT-TERM SECURITIES
-----------------------------------------------------------------------------------------------------------------------------
SINGAPORE--0.3%     TIME DEPOSITS--0.3%                SGD     3,875,817     SGD Time Deposit, 1.92% due
                                                                               9/02/2005....................       2,297,053
                    -------------------------------------------------------------------------------------------------
                                                                             TOTAL SHORT-TERM SECURITIES IN
                                                                             SINGAPORE......................       2,297,053
-----------------------------------------------------------------------------------------------------------------------------
                                                             BENEFICIAL
                                                              INTEREST
-----------------------------------------------------------------------------------------------------------------------------
UNITED                                                 USD   147,479,972     Merrill Lynch Liquidity Series,
STATES--22.1%                                                                  LLC Cash Sweep Series I (d)...    147,479,972
                    -------------------------------------------------------------------------------------------------
                                                                             TOTAL SHORT-TERM SECURITIES IN
                                                                             THE UNITED STATES..............     147,479,972
-----------------------------------------------------------------------------------------------------------------------------
                                                                             TOTAL SHORT-TERM SECURITIES
                                                                             (COST--$149,815,364)--22.4%....     149,777,025
-----------------------------------------------------------------------------------------------------------------------------
                                                                             TOTAL INVESTMENTS
                                                                             (COST--$560,766,175)--96.3%....     642,998,895
-----------------------------------------------------------------------------------------------------------------------------

                                       NUMBER OF
OPTIONS                                CONTRACTS                    CALL OPTIONS WRITTEN
----------------------------------------------------------------------------------------------------------------------
                                             160    3Com Corp., expiring January 2006 at USD 5, Broker
                                                      USB Warburg.......................................        (3,200)
                                             150    Andrx Corp., expiring January 2007 at USD 20, Broker
                                                      Citigroup Global Markets..........................       (79,500)
                                                    BMC Software, Inc.:
                                             608      expiring January 2006 at USD 15, Broker Credit
                                                      Suisse First Boston...............................      (237,120)
                                             177      expiring January 2006 at USD 15, Broker UBS
                                                      Warburg...........................................       (69,030)
                                             225    Borland Software Corp., expiring January 2006 at
                                                      USD 5, Broker Deutsche Bank.......................       (54,000)
                                             105    Career Education Corp., expiring January 2007 at
                                                      USD 25, Broker Citigroup Global Markets...........      (166,950)
                                                    Cirrus Logic, Inc.:
                                             302      expiring January 2006 at USD 5, Broker Deutsche
                                                      Bank..............................................       (30,200)
                                             215      expiring January 2007 at USD 5, Broker Morgan
                                                      Stanley...........................................       (32,250)
                                             237    Cisco Systems, Inc., expiring January 2006 at
                                                      USD 17.5, Broker Deutsche Bank....................       (63,990)
                                                    Corinthian Colleges, Inc.:
                                             123      expiring January 2006 at USD 15, Broker Deutsche
                                                      Bank..............................................       (12,300)
                                             169      expiring January 2006 at USD 15.01, Broker Morgan
                                                      Stanley...........................................       (15,920)
                                             115      expiring January 2006 at USD 20, Broker Citigroup
                                                      Global Markets....................................        (3,450)
                                             182      expiring January 2006 at USD 20, Broker Credit
                                                      Suisse First Boston...............................        (5,460)
                                              47      expiring January 2006 at USD 20, Broker Goldman
                                                      Sachs.............................................        (1,410)
                                              94      expiring January 2006 at USD 20, Broker Morgan
                                                      Stanley...........................................        (2,820)
                                             170      expiring January 2006 at USD 20, Broker UBS
                                                      Warburg...........................................        (5,100)
                                             304    El Paso Corp., expiring January 2006 at USD 12.5,
                                                      Broker Deutsche Bank..............................       (25,840)

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Schedule of Investments as of June 30, 2005 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                       NUMBER OF
OPTIONS                                CONTRACTS                    CALL OPTIONS WRITTEN                     VALUE
----------------------------------------------------------------------------------------------------------------------
                                             104    Intel Corp., expiring January 2006 at USD 22.5,
                                                      Broker Credit Suisse First Boston.................  $    (46,800)
                                             122    Jabil Circuit, Inc., expiring January 2006 at
                                                      USD 20, Broker Credit Suisse First Boston.........      (140,300)
                                                    Knight Capital Group, Inc. Class A:
                                             201      expiring January 2007 at USD 7.5, Broker Citigroup
                                                      Global Markets....................................       (32,160)
                                             277      expiring January 2007 at USD 7.5, Broker Deutsche
                                                      Bank..............................................       (44,320)
                                              60    Massey Energy Co., expiring January 2006 at USD 35,
                                                      Broker Citigroup Global Markets...................       (37,200)
                                                    McDermott International, Inc.:
                                             152      expiring January 2006 at USD 17.5, Broker
                                                      Citigroup Global Markets..........................       (79,040)
                                              77      expiring January 2006 at USD 17.5, Broker Credit
                                                      Suisse First Boston...............................       (40,040)
                                              51      expiring January 2006 at USD 17.5, Broker Deutsche
                                                      Bank..............................................       (26,520)
                                              36      expiring January 2006 at USD 17.5, Broker Morgan
                                                      Stanley...........................................       (18,720)
                                              64      expiring January 2006 at USD 17.5, Broker UBS
                                                      Warburg...........................................       (33,280)
                                             143      expiring January 2006 at USD 20, Broker Citigroup
                                                      Global Markets....................................       (51,480)
                                              99      expiring January 2006 at USD 20, Broker Deutsche
                                                      Bank..............................................       (35,640)
                                              46      expiring January 2006 at USD 20, Broker Smith
                                                      Barney............................................       (16,560)
                                             115      expiring January 2006 at USD 25, Broker UBS
                                                      Warburg...........................................       (16,675)
                                              39      expiring January 2007 at USD 22.5, Broker Credit
                                                      Suisse First Boston...............................       (17,160)
                                              70    Merck & Co., Inc., expiring January 2006 at
                                                      USD 27.5, Broker Morgan Stanley...................       (30,100)
                                              57    Molson Coors Brewing Co. Class B, expiring January
                                                      2007 at USD 60, Broker Deutsche Bank..............       (55,290)
                                             112    Nokia Oyj, expiring January 2006 at USD 15, Broker
                                                      Goldman Sachs.....................................       (28,000)
                                                    Nortel Networks Corp.:
                                             656      expiring January 2006 at USD 2.5, Broker Morgan
                                                      Stanley...........................................       (32,800)
                                           1,554      expiring January 2006 at USD 2.5, Broker UBS
                                                      Warburg...........................................       (77,700)
                                             157    Novell, Inc., expiring January 2007 at USD 5, Broker
                                                      Citigroup Global Markets..........................       (35,325)
                                                    Quanta Services, Inc.:
                                              73      expiring August 2005 at USD 7.5, Broker
                                                      Professional Clearing Corp........................       (11,680)
                                             114      expiring November 2005 at USD 7.5, Broker
                                                      Citigroup Global Markets..........................       (21,090)
                                              44      expiring January 2006 at USD 10, Broker Credit
                                                      Suisse First Boston...............................        (3,520)
                                              95      expiring January 2006 at USD 10, Broker Morgan
                                                      Stanley...........................................        (7,600)
                                              48      expiring January 2006 at USD 10, Broker UBS
                                                      Warburg...........................................        (3,840)
                                              48      expiring January 2006 at USD 10, Broker Warb
                                                      Dillon............................................        (3,840)
                                                    Siebel Systems, Inc.:
                                             646      expiring January 2006 at USD 7.5, Broker Citigroup
                                                      Global Markets....................................      (125,970)
                                             299      expiring January 2006 at USD 7.5, Broker Goldman
                                                      Sachs.............................................       (58,305)
                                             238      expiring January 2006 at USD 7.5, Broker UBS
                                                      Warburg...........................................       (46,410)
                                              46    The Sports Authority, Inc., expiring October 2005 at
                                                      USD 25, Broker Deutsche Bank......................       (35,880)

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Schedule of Investments as of June 30, 2005 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                       NUMBER OF
OPTIONS                                CONTRACTS                    CALL OPTIONS WRITTEN                     VALUE
----------------------------------------------------------------------------------------------------------------------
                                                    TIBCO Software, Inc.:
                                             475      expiring November 2005 at USD 7.5, Broker UBS
                                                      Warburg...........................................  $    (21,375)
                                             440      expiring January 2007 at USD 7.5, Broker Credit
                                                      Suisse First Boston...............................       (55,000)
                                             189    Tyson Foods, Inc. Class A, expiring January 2006 at
                                                      USD 17.5, Broker Deutsche Bank....................       (32,130)
                                                    webMethods, Inc.:
                                             359      expiring October 2005 at USD 5, Broker Morgan
                                                      Stanley...........................................       (44,875)
                                             118      expiring October 2005 at USD 5, Broker UBS
                                                      Warburg...........................................       (14,750)
                                             219      expiring October 2005 at USD 5.01, Broker UBS
                                                      Warburg...........................................       (27,375)
                                             111      expiring January 2006 at USD 5, Broker Citigroup
                                                      Global Markets....................................       (14,430)
                                       -------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN OPTIONS WRITTEN (PREMIUMS
                                                    RECEIVED--$2,194,086)--(0.3%).......................    (2,231,720)
                                       -------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS (COST--$558,572,089*)--96.0%......   640,767,175
                                                    OTHER ASSETS LESS
                                                    LIABILITIES--4.0%...................................    26,863,848
                                                                                                          ------------
                                                    NET ASSETS--100.0%..................................  $667,631,023
                                                                                                          ============
----------------------------------------------------------------------------------------------------------------------

@ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
* The cost and unrealized appreciation (depreciation) of investments, net of options written, as of June 30, 2005, as computed for federal income tax purposes were as follows:

Aggregate cost..............................................   $560,128,160
                                                               ============
Gross unrealized appreciation...............................   $ 99,269,046
Gross unrealized depreciation...............................    (18,630,031)
                                                               ------------
Net unrealized appreciation.................................   $ 80,639,015
                                                               ============

(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(b) Floating rate loan interest in which the Fund invests generally pays interest at rates that are periodically predetermined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more U.S. banks or (iii) the certificate of deposit rate.

(c) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(d) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

----------------------------------------------------------------------------------------------
AFFILIATE                                                     NET ACTIVITY    INTEREST INCOME
----------------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....  $28,618,220       $1,701,701
Merrill Lynch Liquidity Series, LLC Money Market Series.....  $        --       $      956
----------------------------------------------------------------------------------------------

(e) Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.
(f)  Convertible security.
(g) The rights entitle the holder to potential cash distributions on pending litigation settlements.
(h)  The rights may be exercised until 7/05/2005.
(i)  Depositary Receipts.
(j)  Non-income producing security.
(k) All or a portion of security held as collateral in connection with open financial futures contracts.
(l) Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Schedule of Investments as of June 30, 2005 (concluded)        (in U.S. dollars)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(m) Received through a bonus issue from Companhia Vale do Rio Doce. As of June 30, 2005, the bonds have not commenced trading and the coupon has not been determined. The security is a perpetual bond and has no definite maturity date.
(n)  Floating rate note.
(o) Restricted securities as to resale, representing 0.2% of net assets, were as follows:

---------------------------------------------------------------------------------------------------------------
ISSUE                                                           ACQUISITION DATE(S)        COST        VALUE
---------------------------------------------------------------------------------------------------------------
International Coal Group, Inc. .............................  12/06/2004 - 12/14/2004   $1,029,225   $1,231,125
Koninklijke Ahold NV*.......................................        12/11/2003          $  179,139   $  234,311
---------------------------------------------------------------------------------------------------------------
TOTALS                                                                                  $1,208,364   $1,465,436
                                                                                        ==========   ==========
---------------------------------------------------------------------------------------------------------------

* Depositary Receipts
(p) Issued with warrants.

Currency Abbreviations

  AUD   Australian Dollar                 JPY   Japanese Yen
  BRL   Brazilian Real                    MYR   Malaysian Ringgit
  CAD   Canadian Dollar                   NZD   New Zealand Dollar
  EUR   Euro                              PLN   Polish Zloty
  GBP   British Pound                     SEK   Swedish Krona
  ISK   Icelandic Crona                   SGD   Singapore Dollar
                                          USD   U.S. Dollar

Forward foreign exchange contracts as of June 30, 2005 were as follows:

--------------------------------------------------------------------------------------------
                                                                                 UNREALIZED
FOREIGN CURRENCY SOLD                                         SETTLEMENT DATE   APPRECIATION
--------------------------------------------------------------------------------------------
AUD 3,620,000                                                      July 2005      $  4,768
GBP 1,000,000                                                      July 2005        35,609
GBP 1,250,000                                                    August 2005        43,743
GBP 2,000,000                                                 September 2005        35,560
--------------------------------------------------------------------------------------------
TOTAL UNREALIZED APPRECIATION ON FORWARD FOREIGN EXCHANGE CONTRACTS--NET (USD
COMMITMENT--$10,479,740)                                                          $119,680
                                                                                  ========
--------------------------------------------------------------------------------------------

Forward interest rate swaps outstanding as of June 30, 2005 were as follows:

-----------------------------------------------------------------------------------------
                                                               NOTIONAL      UNREALIZED
DESCRIPTION                                                     AMOUNT     (DEPRECIATION)
-----------------------------------------------------------------------------------------
Bought credit default protection on United Mexican States
and pay 1.12%
Broker, Credit Suisse First Boston
Expires May 2010............................................    $380,000      $(3,523)
-----------------------------------------------------------------------------------------

Financial futures contracts purchased as of June 30, 2005 were as follows:

--------------------------------------------------------------------------------------------
                                                                                UNREALIZED
NUMBER OF                                                                      APPRECIATION
CONTRACTS          ISSUE          EXCHANGE    EXPIRATION DATE   FACE VALUE    (DEPRECIATION)
--------------------------------------------------------------------------------------------
 228         DJ Euro Stoxx 50      Eurex      September 2005    $ 8,588,245       239,164
              FTSE 100 Index
 41               Future           LIFFE      September 2005      3,700,691        63,093
 68         MSCI EURO IX FUTURE    LIFFE      September 2005      1,530,942        10,501
 18             S & P INDEX       Detroit     September 2005      5,404,817       (25,067)
 97         Topix Index Future     Tokyo      September 2005     10,031,346       249,901
--------------------------------------------------------------------------------------------
TOTAL UNREALIZED APPRECIATION                                                    $537,592
                                                                                 ========
--------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Statement of Assets and Liabilities as of June 30, 2005
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (identified
  cost--$413,286,203).......................................                  $495,518,923
Investments in affiliated securities, at value (identified
  cost--$147,479,972).......................................                   147,479,972
Cash........................................................                       375,960
Foreign cash (cost--$23,405,786)............................                    22,501,676
Unrealized appreciation on forward foreign exchange
  contracts--net............................................                       119,680
Receivables:
  Securities sold...........................................  $  3,236,306
  Interest (including $309,771 from affiliates).............     2,692,797
  Dividends.................................................     1,043,278
  Capital shares sold.......................................       461,576
  Options written...........................................        49,605
  Variation margin..........................................        31,606       7,515,168
                                                              ------------
Prepaid expenses and other assets...........................                        10,629
                                                                              ------------
Total assets................................................                   673,522,008
                                                                              ------------
-------------------------------------------------------------------------------------------
LIABILITIES:
Options written, at value (premiums received--$2,194,086)...                     2,231,720
Unrealized depreciation on swaps--net.......................                         3,523
Deferred foreign capital gain tax...........................                         1,200
Payables:
  Securities purchased......................................     3,217,769
  Investment adviser........................................       319,790
  Capital shares redeemed...................................        26,618
  Other affiliates..........................................         6,883
  Distributor...............................................         4,011
  Swaps.....................................................           579       3,575,650
                                                              ------------
Accrued expenses............................................                        78,892
                                                                              ------------
Total liabilities...........................................                     5,890,985
                                                                              ------------
-------------------------------------------------------------------------------------------
NET ASSETS..................................................                  $667,631,023
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 200,000,000
  shares authorized.........................................                  $  5,125,474
Class II Shares of Common Stock, $.10 par value, 200,000,000
  shares authorized.........................................                        13,333
Class III Shares of Common Stock, $.10 par value,
  200,000,000 shares authorized.............................                       166,654
Paid-in capital in excess of par............................                   644,469,512
Undistributed investment income--net........................  $  4,444,867
Accumulated realized capital losses--net....................   (68,398,390)
Unrealized appreciation--net................................    81,809,573
                                                              ------------
Total accumulated earnings--net.............................                    17,856,050
                                                                              ------------
NET ASSETS..................................................                  $667,631,023
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $646,589,239 and 51,254,737
  shares outstanding........................................                  $      12.62
                                                                              ============
Class II--Based on net assets of $1,680,779 and 133,327
  shares outstanding........................................                  $      12.61
                                                                              ============
Class III--Based on net assets of $19,361,005 and 1,666,541
  shares outstanding........................................                  $      11.62
                                                                              ============
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Statement of Operations for the Six Months Ended June 30, 2005
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest (including $1,701,701 from affiliates) (net of $629
  foreign withholding tax)..................................                  $  4,823,179
Dividends (net of $300,117 foreign withholding tax).........                     4,500,998
Securities lending--net.....................................                           956
                                                                              ------------
Total income................................................                     9,325,133
                                                                              ------------
-------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $  2,049,458
Custodian fees..............................................       132,928
Accounting services.........................................       105,514
Printing and shareholder reports............................        26,053
Professional fees...........................................        25,094
Distribution fees--Class III................................        17,649
Directors' fees and expenses................................        14,873
Pricing services............................................        13,073
Transfer agent fees--Class I................................         2,239
Distribution fees--Class II.................................         1,256
Transfer agent fees--Class III..............................            52
Transfer agent fees--Class II...............................             6
Other.......................................................        12,630
                                                              ------------
Total expenses..............................................                     2,400,825
                                                                              ------------
Investment income--net......................................                     6,924,308
                                                                              ------------
-------------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS)--NET:
Realized gain on:
  Investments--net..........................................    17,748,393
  Futures contracts and swaps--net..........................     1,138,635
  Options written--net......................................       301,464
  Foreign currency transactions--net........................       226,964      19,415,456
                                                              ------------
Change in unrealized appreciation/depreciation on:
  Investments--net (including $36,350 deferred foreign
    capital gain tax credit)................................   (18,550,884)
  Futures contracts and swaps--net..........................        58,973
  Options written--net......................................     1,151,837
  Foreign currency transactions--net........................    (2,403,447)    (19,743,521)
                                                              ------------    ------------
Total realized and unrealized loss--net.....................                      (328,065)
                                                                              ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                  $  6,596,243
                                                                              ============
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                              FOR THE SIX      FOR THE
                                                              MONTHS ENDED    YEAR ENDED
                                                                JUNE 30,     DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                2005           2004
-----------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $ 6,924,308    $ 10,862,070
Realized gain--net..........................................   19,415,456      40,165,951
Change in unrealized appreciation/depreciation--net.........  (19,743,521)     27,119,027
                                                              ------------   ------------
Net increase in net assets resulting from operations........    6,596,243      78,147,048
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................   (2,930,191)    (17,764,949)
  Class II..................................................       (8,007)        (47,242)
  Class III.................................................      (69,146)       (287,849)
                                                              ------------   ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................   (3,007,344)    (18,100,040)
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets derived from capital share
  transactions..............................................   39,722,044      54,766,134
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................   43,310,943     114,813,142
Beginning of period.........................................  624,320,080     509,506,938
                                                              ------------   ------------
End of period*..............................................  $667,631,023   $624,320,080
                                                              ============   ============
-----------------------------------------------------------------------------------------
* Undistributed investment income--net......................  $ 4,444,867    $    527,903
                                                              ============   ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                                   CLASS I
                                                          ---------------------------------------------------------
      THE FOLLOWING PER SHARE DATA AND RATIOS HAVE         FOR THE SIX         FOR THE YEAR ENDED DECEMBER 31,
     BEEN DERIVED FROM INFORMATION PROVIDED IN THE        MONTHS ENDED    -----------------------------------------
                 FINANCIAL STATEMENTS.                    JUNE 30, 2005     2004       2003       2002       2001
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....................    $  12.56      $  11.29   $   8.62   $   9.74   $  10.85
                                                            --------      --------   --------   --------   --------
Investment income--net***...............................         .14           .23        .21        .26        .24
Realized and unrealized gain (loss)--net................        (.02)         1.41       2.77      (1.05)     (1.20)
                                                            --------      --------   --------   --------   --------
Total from investment operations........................         .12          1.64       2.98       (.79)      (.96)
                                                            --------      --------   --------   --------   --------
Less dividends from investment income--net..............        (.06)         (.37)      (.31)      (.33)      (.15)
                                                            --------      --------   --------   --------   --------
Net asset value, end of period..........................    $  12.62      $  12.56   $  11.29   $   8.62   $   9.74
                                                            ========      ========   ========   ========   ========
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share......................       0.95%+       14.57%     34.57%     (8.15%)    (8.86%)
                                                            ========      ========   ========   ========   ========
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses................................................        .76%*         .76%       .75%       .77%       .75%
                                                            ========      ========   ========   ========   ========
Investment income--net..................................       2.20%*        1.93%      2.16%      2.77%      2.42%
                                                            ========      ========   ========   ========   ========
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)................    $646,589      $613,145   $507,674   $349,514   $424,542
                                                            ========      ========   ========   ========   ========
Portfolio turnover......................................      17.69%        43.60%     47.41%     55.50%    107.28%
                                                            ========      ========   ========   ========   ========
-------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                  CLASS II
                                                              ------------------------------------------------
                                                              FOR THE SIX      FOR THE        FOR THE PERIOD
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                  MONTHS ENDED    YEAR ENDED    NOVEMBER 24, 2003+
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                   JUNE 30,     DECEMBER 31,    TO DECEMBER 31,
FINANCIAL STATEMENTS.                                             2005           2004              2003
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................    $ 12.56        $ 11.29           $ 10.73
                                                                -------        -------           -------
Investment income--net***...................................        .13            .21               .01
Realized and unrealized gain (loss)--net....................       (.02)          1.41               .85
                                                                -------        -------           -------
Total from investment operations............................        .11           1.62               .86
                                                                -------        -------           -------
Less dividends from investment income--net..................       (.06)          (.35)             (.30)
                                                                -------        -------           -------
Net asset value, end of period..............................    $ 12.61        $ 12.56           $ 11.29
                                                                =======        =======           =======
--------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................      0.87%@        14.40%             8.05%@
                                                                =======        =======           =======
--------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................       .91%*          .91%              .95%*
                                                                =======        =======           =======
Investment income--net......................................      2.04%*         1.78%              .87%*
                                                                =======        =======           =======
--------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................    $ 1,681        $ 1,720           $ 1,797
                                                                =======        =======           =======
Portfolio turnover..........................................     17.69%         43.60%            47.41%
                                                                =======        =======           =======
--------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Commencement of operations.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                                 CLASS III
                                                              ------------------------------------------------
                                                              FOR THE SIX      FOR THE        FOR THE PERIOD
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                  MONTHS ENDED    YEAR ENDED    NOVEMBER 18, 2003+
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                   JUNE 30,     DECEMBER 31,    TO DECEMBER 31,
FINANCIAL STATEMENTS.                                             2005           2004              2003
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................    $ 11.58        $ 10.46           $ 10.00
                                                                -------        -------           -------
Investment income (loss)--net***............................        .12            .19                --++
Realized and unrealized gain (loss)--net....................       (.02)          1.29               .76
                                                                -------        -------           -------
Total from investment operations............................        .10           1.48               .76
                                                                -------        -------           -------
Less dividends from investment income--net..................       (.06)          (.36)             (.30)
                                                                -------        -------           -------
Net asset value, end of period..............................    $ 11.62        $ 11.58             10.46
                                                                =======        =======           =======
--------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................      0.86%@        14.20%             7.62%@
                                                                =======        =======           =======
--------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................      1.01%*         1.01%             1.08%*
                                                                =======        =======           =======
Investment income (loss)--net...............................      2.04%*         1.79%             (.24%)*
                                                                =======        =======           =======
--------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................    $19,361        $ 9,455           $    37
                                                                =======        =======           =======
Portfolio turnover..........................................     17.69%         43.60%            47.41%
                                                                =======        =======           =======
--------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Commencement of operations.

++  Amount is less than $(.01) per share.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

FAM Variable Series Funds, Inc. (formerly Merrill Lynch Variable Series Funds, Inc.) (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Mercury Global Allocation V.I. Fund (formerly Merrill Lynch Global Allocation V.I. Fund) (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may

--------------------------------------------------------------------------------

occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Company's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Swaps--The Fund may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the

--------------------------------------------------------------------------------

returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

  (e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

  (g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Expenses--Certain expenses have been allocated to the individual Funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"), doing business as Mercury Advisors. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the fund. For such services, the Fund pays a monthly fee at the annual rate of .65% of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% of the average daily value of the Fund's Class II net assets and .25% of the average daily value of the Fund's Class III net assets.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee

--------------------------------------------------------------------------------

based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the six months ended June 30, 2005, MLIM, LLC received $409 in securities lending agent fees from the Fund.
  For the six months ended June 30, 2005 MLPF&S earned $14,802 in commissions on the execution of portfolio security transactions.

  In addition, the Fund reimbursed MLIM $7,157 for certain accounting services.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, ML & Co., and/or MLIM, LLC.

3. INVESTMENTS:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2005 were $114,258,040 and $84,711,844, respectively.

  Transactions in options written for the six months ended June 30, 2005 were as follows:

--------------------------------------------------------------------
                                           Number of       Premiums
Call Options Written                       Contracts       Received
--------------------------------------------------------------------
Outstanding call options written,
 beginning of period...................      11,877       $1,693,704
Options written........................       7,815        1,626,138
Options expired........................      (2,369)        (298,384)
Options exercised......................      (6,032)        (822,136)
Options closed.........................        (154)          (5,236)
                                             ------       ----------
Outstanding call options written,
 end of period.........................      11,137       $2,194,086
                                             ======       ==========
--------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS:

Net increase in net assets derived from capital share transactions was $39,722,044 and $54,766,134 for the six months ended June 30, 2005 and the year ended December 31, 2004, respectively.
  Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------
Class I Shares for the Six Months Ended                   Dollar
June 30, 2005                              Shares         Amount
-------------------------------------------------------------------
Shares sold...........................    3,950,736    $ 49,059,201
Shares issued to shareholders in
 reinvestment of dividends............      229,999       2,930,191
                                         ----------    ------------
Total issued..........................    4,180,735      51,989,392
Shares redeemed.......................   (1,757,650)    (22,032,953)
                                         ----------    ------------
Net increase..........................    2,423,085    $ 29,956,439
                                         ==========    ============
-------------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2004                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   5,292,931    $ 61,774,646
Shares issued to shareholders in
 reinvestment of dividends...........   1,416,663      17,764,949
                                       ----------    ------------
Total issued.........................   6,709,594      79,539,595
Shares redeemed......................  (2,843,702)    (33,489,731)
                                       ----------    ------------
Net increase.........................   3,865,892    $ 46,049,864
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class II Shares for the Six Months Ended                  Dollar
June 30, 2005                                  Shares     Amount
-----------------------------------------------------------------
Shares sold..................................   2,344    $ 29,145
Shares issued to shareholders in reinvestment
 of dividends................................     629       8,007
                                               ------    --------
Total issued.................................   2,973      37,152
Shares redeemed..............................  (6,597)    (82,614)
                                               ------    --------
Net decrease.................................  (3,624)   $(45,462)
                                               ======    ========
-----------------------------------------------------------------

-----------------------------------------------------------------
Class II Shares for the Year Ended                       Dollar
December 31, 2004                            Shares      Amount
-----------------------------------------------------------------
Shares sold................................    7,728    $  90,117
Shares issued to shareholders in
 reinvestment of dividends.................    3,767       47,242
                                             -------    ---------
Total issued...............................   11,495      137,359
Shares redeemed............................  (33,688)    (397,083)
                                             -------    ---------
Net decrease...............................  (22,193)   $(259,724)
                                             =======    =========
-----------------------------------------------------------------

-----------------------------------------------------------------
Class III Shares for the Six Months Ended                Dollar
June 30, 2005                               Shares       Amount
-----------------------------------------------------------------
Shares sold...............................  859,590    $9,918,277
Shares issued to shareholders in
 reinvestment of dividends................    5,890        69,146
                                            -------    ----------
Total issued..............................  865,480     9,987,423
Shares redeemed...........................  (15,341)     (176,356)
                                            -------    ----------
Net increase..............................  850,139    $9,811,067
                                            =======    ==========
-----------------------------------------------------------------

-----------------------------------------------------------------
Class III Shares for the Year Ended                      Dollar
December 31, 2004                           Shares       Amount
-----------------------------------------------------------------
Shares sold...............................  817,496    $9,011,123
Shares issued to shareholders in
 reinvestment of dividends................   24,901       287,849
                                            -------    ----------
Total issued..............................  842,397     9,298,972
Shares redeemed...........................  (29,491)     (322,978)
                                            -------    ----------
Net increase..............................  812,906    $8,975,994
                                            =======    ==========
-----------------------------------------------------------------

--------------------------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2005. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended June 30, 2005.

6. CAPITAL LOSS CARRYFORWARD:

On December 31, 2004, the Fund had a net capital loss carryforward of $86,745,505 of which $2,484,748 expires in 2006, $9,930,235 expires in 2008,
$39,451,861 expires in 2009, $24,405,402 expires in 2010 and $10,473,259 expires in 2011. This amount will be available to offset like amount of any future taxable gains.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Growth V.I. Fund
A Discussion With Your Fund's Portfolio Manager
--------------------------------------------------------------------------------

  In a volatile investing environment, the Fund was able to outperform the benchmark Morgan Stanley Capital International (MSCI) World Index, benefiting from favorable sector allocations and stock selection.

HOW DID THE FUND PERFORM DURING THE PERIOD IN LIGHT OF THE EXISTING MARKET CONDITIONS?

  For the six-month period ended June 30, 2005, Mercury Global Growth V.I. Fund's Class I Shares posted a total return of +0.41%. For the same period, the MSCI World Index returned -0.70% (in U.S. dollar terms). Illustrating the outperformance of small-capitalization stocks, the MSCI World Small Cap Index posted a six-month return of +1.46% as of June 30, 2005.

  The global equity, bond and commodity markets, as well as the major currency relationships, were quite volatile during the six months ended June 30, 2005. In the foreign currency markets, the recent decline in the value of the euro relative to the U.S. dollar has been quite dramatic and unprecedented in terms of the rate of decline.

  Within the benchmark MSCI World Index, the best absolute investment returns during the period were found in the stock markets of Norway, Austria, Denmark, Finland, Canada, Australia and Hong Kong. Significant positive contributions to the Fund's return for the six-month period came from stock investments in India, Australia, Switzerland, Hong Kong, Canada, Germany and South Africa. From a sector perspective, the best investment returns in the Index came from the energy and utilities sectors. Given the Fund's growth-oriented investment objective, it had only modest exposure to the utility sector, a more defensive area of the market. In the energy sector, the Fund had a meaningful position relative to the MSCI World Index and a positive investment return.

  Contributing most to the Fund's relative performance during the six-month period was a considerable underweighting of the information technology (IT) sector. Within IT, holdings that contributed to the Fund's results were Infosys Technologies Ltd. (India) and Samsung Electronics Co. Ltd. (South Korea).

  Overweight positions in health care, consumer discretionary, industrials and financials, as well as overweighting specific stocks in these sectors, also proved instrumental in the Fund's outperformance. Top performers in the health care sector included holdings in Alcon, Inc. (Switzerland), Gilead Sciences, Inc. (U.S.), Celgene Corp. (U.S.), Cochlear Ltd. (Australia) and Caremark Rx, Inc. (U.S.). In the consumer discretionary sector, the most positive contributors were Porsche AG (Germany), Station Casinos, Inc. (U.S.) and Esprit Holdings Ltd. (Hong Kong). In the industrials sector, the major contributors were Boeing Co. (U.S.), ACS Actividades de Construccion y Servicios, SA (Spain), Lockheed Martin Corp. (U.S.), Daewoo Shipbuilding & Marine Engineering Co., Ltd. (South Korea) and Orient Overseas International Ltd. (Hong Kong). In the financials sector, Macquarie Bank Ltd. (Australia), HDFC Bank Ltd. (India), Franklin Resources Inc. (U.S.), Commonwealth Bank of Australia and QBE Insurance Group Ltd. (Australia) were the leading contributors.

  Detracting most from Fund performance during the period was our investment strategy in the energy sector. Early in 2005, we liquidated our positions in several integrated energy companies, a move that proved to be premature. More significantly, our lack of investment exposure to Exxon Mobil Corp., which is weighted at almost 2% of the MSCI World Index and experienced a total investment return of +13.2% in the first half of 2005, hampered relative results most in the energy sector.

  Specific portfolio holdings that detracted from performance were Doral Financial Corp. (a Puerto Rico-based savings and loan), MBNA Corp. (U.S.), Wynn Resorts Ltd. (U.S.), 3M Co. (U.S.), Elan Corp. Plc (Ireland), Boston Scientific Corp. (U.S.), S-Oil Corp. (South Korea), Publishing & Broadcasting Ltd. (Australia) and Dow Chemical Co. (U.S.).

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

  Entering the second half of 2005, global economic growth appears to be slowing. Recessionary conditions, which were unanticipated, are beginning to appear in Germany, the Netherlands, Italy and the United Kingdom. In the early months of 2005, growth in consumer spending in the United States on transportation, computers and consumer electronics has been disappointing. Under these circumstances, we have reduced the Fund's exposure to companies in the consumer discretionary, information technology, materials and energy sectors. We also made adjustments to our stock positions in response to changes in the relative valuations and business fundamentals of the companies held in the portfolio.

  In the consumer discretionary sector, we trimmed our positions in Hyundai Motor Co. in South Korea and Porsche in Germany. We reduced exposure to the materials sector on

--------------------------------------------------------------------------------

stock price appreciation and concerns about relatively high valuations and major corporations' plans to increase the production of many basic materials around the globe. We eliminated holdings in WMC Resources, Ltd. (U.S.), POSCO (South Korea), BHP Billiton Ltd. (Australia), Phelps Dodge Corp. (U.S.), Freeport-McMoran Copper & Gold, Inc. (U.S.), Aluminum Corp. of China Ltd., Rio Tinto Ltd. (U.K.) and JFE Holdings, Inc. (Japan). In the industrials sector, we liquidated our positions at profits in Wesfarmers Ltd. (Australia), PACCAR Inc. (U.S.), Monster Worldwide Inc. (U.S.) and Siemens AG (Germany). In the IT sector, we took a capital gain and sold our position in Samsung Electronics Co. Ltd. (South Korea).

  In the energy sector, we took profits on many of our holdings in the integrated energy sector, liquidating Sasol Ltd. (South Africa), Petroleo Brasileiro SA (Brazil), Statoil ASA (Norway), S-Oil Corp. (South Korea) and Occidental Petroleum Corp. (U.S.). Also in energy, we took profits and liquidated our positions in Diamond Offshore Drilling Inc. (U.S.) and Smith International, Inc. (U.S.). We maintained positions in companies that provide intellectual research and equipment and supplies to the corporations and governments that are increasing their spending on finding new oil reserves and that plan to invest to bring the products to the consuming markets. Portfolio holdings in this sector of energy services and equipment are Transocean, Inc., Cooper Cameron Corp., Grant Prideco, Inc., National Oilwell Varco, Inc. and Schlumberger Ltd., all in the United States.

  In the U.S. industrials and materials sectors, we increased exposure to The Dow Chemical Co., E.I. du Pont de Nemours & Co., Air Products & Chemicals, Inc., Praxair, Inc., Caterpillar, Inc., Deere & Co., Boeing Co. and Lockheed Martin Corp. We believe these companies will see an acceleration in revenue and profit growth as a result of the meaningful decline in the U.S. dollar (relative to the euro and the yen) over the past two-and-one-half years. In our view, the upside rally of the U.S. dollar relative to the euro over the past six months is not enough to offset the shift in the competitive cost position of the U.S.-based manufacturers.

  For the first time in more than two years, we increased the Fund's exposure to the financials sector, adding investments in Bank of America Corp., Washington Mutual, Inc., Citigroup, Inc., U.S. Bancorp, Doral Financial, MBNA, HSBC Holdings Plc (U.K.), Lloyds TSB Group Plc (U.K.) and National Australia Bank Ltd. Although the U.S. Federal Reserve Board's continued increases in short-term interest rates will crimp lending margins, we anticipate that growth in commercial and consumer loan demand in the United States will offset the impact of narrower margins. Most of the financial stock holdings in the Fund have relatively high dividend yields, which may shelter the stock prices as interest rates increase. By period-end, as a result of the deterioration in business fundamentals for several of the new financial stock holdings, we sold out Doral Financial, Washington Mutual and MBNA.

HOW WOULD YOU CHARACTERIZE THE FUND'S POSITION AT THE CLOSE OF THE PERIOD?

  The Fund is positioned for a slowdown in U.S. economic growth, which most likely will continue to be led by a deceleration in consumer spending. The Fund's overweight position in the U.S. industrial sector reflects our expectation that chemical and industrial companies will benefit by taking global market share as a result of the substantial cumulative decline in the value of the U.S. dollar, mentioned previously.

  The Fund has investments in companies in Australia, South Korea, Hong Kong, India, South Africa and China. We believe these companies will benefit from a continuation of the relatively high rates of capital investment and real personal income growth in these markets. The new emerging growth markets of Asia, outside of Japan, have been a focus of our research and investments over the past two-and-one-half years. On average, the investment returns from the stocks selected in these markets have been well above the overall average investment returns of the Fund. The Fund has invested, on average, more than 20% of net assets in companies in the non-Japan Asian markets. This contributed to the Fund's positive investment returns.

Lawrence R. Fuller
Vice President and Portfolio Manager

July 13, 2005

---------------------------------------------------------

  Effective May 1, 2005, the name of the Fund was changed to Mercury Global Growth V.I. Fund of FAM Variable Series Funds, Inc. This change has no impact on the Fund's investment objective or its management team, nor does it result in a change to the Fund's symbol.

---------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Growth V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/05                                           +15.17%
--------------------------------------------------------------------------
Five Years Ended 6/30/05                                         - 5.88
--------------------------------------------------------------------------
Inception (6/05/98) through 6/30/05                              + 1.29
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Growth V.I. Fund
Aggregate Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
Inception (9/30/04) through 6/30/05                              +12.28%
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Growth V.I. Fund
Aggregate Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
Inception (9/30/04) through 6/30/05                              +12.28%
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Growth V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF JUNE 30, 2005                                           TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  +0.41%         +15.17%
-----------------------------------------------------------------------------------------
Class II Shares*                                                 +0.41              --
-----------------------------------------------------------------------------------------
Class III Shares*                                                +0.41              --
-----------------------------------------------------------------------------------------
MSCI World Index**                                               -0.70          +10.05
-----------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Class II and Class III Shares commenced operations on 9/30/04. Returns do not show the effects of distribution fees (12(b)-1 fees) applicable to Class II and Class III Shares because these fees have not yet been charged. If such fees were included, returns shown would have been lower.

** This unmanaged market-capitalization weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 23 countries, including the United States.

    Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Growth V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2005 and held through June 30, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  EXPENSES PAID
                                                                 BEGINNING         ENDING       DURING THE PERIOD*
                                                               ACCOUNT VALUE    ACCOUNT VALUE   JANUARY 1, 2005 TO
                                                              JANUARY 1, 2005   JUNE 30, 2005     JUNE 30, 2005
------------------------------------------------------------------------------------------------------------------
ACTUAL
------------------------------------------------------------------------------------------------------------------
Class I                                                           $1,000          $1,004.10           $4.77
------------------------------------------------------------------------------------------------------------------
Class II                                                          $1,000          $1,004.10           $4.77
------------------------------------------------------------------------------------------------------------------
Class III                                                         $1,000          $1,004.10           $4.77
------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
------------------------------------------------------------------------------------------------------------------
Class I                                                           $1,000          $1,020.03           $4.81
------------------------------------------------------------------------------------------------------------------
Class II                                                          $1,000          $1,020.03           $4.81
------------------------------------------------------------------------------------------------------------------
Class III                                                         $1,000          $1,020.03           $4.81
------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.96% for Class I, .96% for Class II and .96% for Class
    III), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Currently, Class II and Class III have money from an affiliated entity and are not accruing their distribution fees (12(b)-1 fees). If, during the period, the distribution fees were accrued, the actual expense ratios would have been approximately 1.11% and 1.21%, the actual expenses paid would have been approximately $5.52 and $6.01, and the hypothetical expenses paid would have been approximately $5.56 and $6.06 for Class II and Class III, respectively.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Growth V.I. Fund
Portfolio Information as of June 30, 2005
--------------------------------------------------------------------------------

                                                                 PERCENT OF
GEOGRAPHIC ALLOCATION                                         TOTAL INVESTMENTS
-------------------------------------------------------------------------------
United States...............................................        33.4%

Australia...................................................        18.7

India.......................................................         8.0

Hong Kong...................................................         6.9

United Kingdom..............................................         6.4

France......................................................         4.8

South Korea.................................................         3.9

Switzerland.................................................         3.1

Germany.....................................................         2.7

Spain.......................................................         2.0

Sweden......................................................         1.9

South Africa................................................         1.9

Canada......................................................         1.8

China.......................................................         0.6

Singapore...................................................         0.3

Other*......................................................         3.6
-------------------------------------------------------------------------------

* Includes portfolio holdings in short-term investments.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Growth V.I. Fund
Schedule of Investments as of June 30, 2005                    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                         SHARES
AFRICA               INDUSTRY*                            HELD                COMMON STOCKS               VALUE
------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA--2.0%   CONSTRUCTION MATERIALS--0.2%           4,100    Pretoria Portland Cement Co.
                                                                       Ltd...........................  $   141,271
                     ---------------------------------------------------------------------------------------------
                     FOOD PRODUCTS--0.3%                    9,100    Tiger Brands Ltd. ..............      155,447
                     ---------------------------------------------------------------------------------------------
                     FOOD & STAPLES RETAILING--0.3%        28,100    Massmart Holdings Ltd. .........      188,508
                     ---------------------------------------------------------------------------------------------
                     INDUSTRIAL CONGLOMERATES--0.3%        11,400    Barloworld Ltd. ................      162,280
                     ---------------------------------------------------------------------------------------------
                     METALS & MINING--0.3%                  1,700    Impala Platinum Holdings
                                                                       Ltd. .........................      152,076
                     ---------------------------------------------------------------------------------------------
                     SPECIALTY RETAIL--0.6%                 3,800    Edgars Consolidated Stores
                                                                       Ltd...........................      165,099
                                                           16,500    JD Group........................      158,729
                                                                                                       -----------
                                                                                                           323,828
                     ---------------------------------------------------------------------------------------------
                                                                     TOTAL COMMON STOCKS
                                                                     IN AFRICA--2.0%.................    1,123,410
------------------------------------------------------------------------------------------------------------------
NORTH
AMERICA
------------------------------------------------------------------------------------------------------------------
CANADA--1.8%         DIVERSIFIED FINANCIAL                  6,400    TSX Group, Inc. ................      190,777
                     SERVICES--0.3%
                     ---------------------------------------------------------------------------------------------
                     ENERGY EQUIPMENT &                     8,400    Ensign Resource Service Group...      202,799
                     SERVICES--0.3%
                     ---------------------------------------------------------------------------------------------
                     METALS & MINING--1.2%                 15,200    Cameco Corp. ...................      678,217
                     ---------------------------------------------------------------------------------------------
                                                                     TOTAL COMMON STOCKS IN CANADA...    1,071,793
------------------------------------------------------------------------------------------------------------------
UNITED               AEROSPACE & DEFENSE--1.7%              8,200    Boeing Co. .....................      541,200
  STATES--33.7%
                                                            7,400    Lockheed Martin Corp. ..........      480,038
                                                                                                       -----------
                                                                                                         1,021,238
                     ---------------------------------------------------------------------------------------------
                     BIOTECHNOLOGY--1.7%                    7,700    Amgen, Inc. (b).................      465,542
                                                           11,300    Gilead Sciences, Inc. (b).......      497,087
                                                                                                       -----------
                                                                                                           962,629
                     ---------------------------------------------------------------------------------------------
                     CAPITAL MARKETS--0.7%                  5,600    Franklin Resources, Inc. .......      431,088
                     ---------------------------------------------------------------------------------------------
                     CHEMICALS--3.2%                        4,200    Air Products & Chemicals,
                                                                       Inc. .........................      253,260
                                                           19,900    The Dow Chemical Co. ...........      886,147
                                                            5,900    E.I. du Pont de Nemours &
                                                                       Co. ..........................      253,759
                                                            9,900    Nalco Holding Co. (b)...........      194,337
                                                            6,000    Praxair, Inc. ..................      279,600
                                                                                                       -----------
                                                                                                         1,867,103
                     ---------------------------------------------------------------------------------------------
                     COMMERCIAL BANKS--2.0%                10,400    Bank of America Corp. ..........      474,344
                                                           23,900    U.S. Bancorp....................      697,880
                                                                                                       -----------
                                                                                                         1,172,224
                     ---------------------------------------------------------------------------------------------
                     DIVERSIFIED FINANCIAL                 15,200    Citigroup, Inc. ................      702,696
                     SERVICES--1.2%
                     ---------------------------------------------------------------------------------------------
                     ENERGY EQUIPMENT &                     5,600    Baker Hughes, Inc. .............      286,496
                     SERVICES--4.4%
                                                            1,800    Cooper Cameron Corp. (b)........      111,690
                                                            5,300    Grant Prideco, Inc. (b).........      140,185
                                                            6,000    Halliburton Co. ................      286,920
                                                            4,400    National Oilwell Varco, Inc.
                                                                       (b)...........................      209,176
                                                            9,900    Schlumberger Ltd. ..............      751,806
                                                            1,700    Smith International, Inc. ......      108,290
                                                           12,100    Transocean, Inc. (b)............      653,037
                                                                                                       -----------
                                                                                                         2,547,600
                     ---------------------------------------------------------------------------------------------
                     FOOD PRODUCTS--0.9%                    4,200    McCormick & Co., Inc. ..........      137,256
                                                            5,500    Wm. Wrigley Jr. Co. ............      378,620
                                                                                                       -----------
                                                                                                           515,876
                     ---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Growth V.I. Fund
Schedule of Investments as of June 30, 2005 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

NORTH
AMERICA                                                  SHARES
(CONCLUDED)          INDUSTRY*                            HELD                COMMON STOCKS               VALUE
------------------------------------------------------------------------------------------------------------------
UNITED STATES
(CONCLUDED)
                     HEALTH CARE EQUIPMENT &               11,800    Boston Scientific Corp. (b).....  $   318,600
                     SUPPLIES--2.9%                         1,500    Intuitive Surgical, Inc. (b)....       69,960
                                                           10,000    Medtronic, Inc. ................      517,900
                                                            9,300    St. Jude Medical, Inc. (b)......      405,573
                                                            9,900    Varian Medical Systems, Inc.
                                                                       (b)...........................      369,567
                                                                                                       -----------
                                                                                                         1,681,600
                     ---------------------------------------------------------------------------------------------
                     HEALTH CARE PROVIDERS &                9,800    Caremark Rx, Inc. (b)...........      436,296
                     SERVICES--2.0%                         1,800    Covance, Inc. (b)...............       80,766
                                                            4,200    UnitedHealth Group, Inc. .......      218,988
                                                            6,400    WellPoint, Inc. (b).............      445,696
                                                                                                       -----------
                                                                                                         1,181,746
                     ---------------------------------------------------------------------------------------------
                     HOTELS, RESTAURANTS &                  6,600    Starbucks Corp. (b).............      340,956
                     LEISURE--2.4%                          5,200    Station Casinos, Inc. ..........      345,280
                                                            6,500    Wynn Resorts Ltd. (b)...........      307,255
                                                            7,900    Yum! Brands, Inc. ..............      411,432
                                                                                                       -----------
                                                                                                         1,404,923
                     ---------------------------------------------------------------------------------------------
                     HOUSEHOLD PRODUCTS--0.8%               8,500    Procter & Gamble Co. ...........      448,375
                     ---------------------------------------------------------------------------------------------
                     INDUSTRIAL CONGLOMERATES--4.3%        17,900    3M Co. .........................    1,294,170
                                                           35,500    General Electric Co. ...........    1,230,075
                                                                                                       -----------
                                                                                                         2,524,245
                     ---------------------------------------------------------------------------------------------
                     INTERNET SOFTWARE &                    1,100    Google, Inc. (b)................      323,565
                     SERVICES--1.2%
                                                           10,100    Yahoo!, Inc. (b)................      349,965
                                                                                                       -----------
                                                                                                           673,530
                     ---------------------------------------------------------------------------------------------
                     MACHINERY--2.3%                        4,300    Caterpillar, Inc. ..............      409,833
                                                            5,300    Deere & Co. ....................      347,097
                                                            3,100    ITT Industries, Inc. ...........      302,653
                                                           10,100    Pall Corp. .....................      306,636
                                                                                                       -----------
                                                                                                         1,366,219
                     ---------------------------------------------------------------------------------------------
                     MEDIA--0.6%                           10,350    News Corp. Class B..............      174,501
                                                            7,200    Walt Disney Co. ................      181,296
                                                                                                       -----------
                                                                                                           355,797
                     ---------------------------------------------------------------------------------------------
                     PERSONAL PRODUCTS--1.2%               18,300    Avon Products, Inc. ............      692,655
                     ---------------------------------------------------------------------------------------------
                     TRADING COMPANIES &                    2,700    MSC Industrial Direct Co. Class
                     DISTRIBUTORS--0.2%                                A.............................       91,125
                     ---------------------------------------------------------------------------------------------
                                                                     TOTAL COMMON STOCKS IN THE
                                                                     UNITED STATES...................   19,640,669
------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL COMMON STOCKS IN
                                                                     NORTH AMERICA--35.5%............   20,712,462
------------------------------------------------------------------------------------------------------------------
PACIFIC
BASIN/ASIA
------------------------------------------------------------------------------------------------------------------
AUSTRALIA--18.8%     BEVERAGES--2.5%                      158,200    Coca-Cola Amatil Ltd. ..........      951,436
                                                          120,200    Foster's Group Ltd. ............      487,430
                                                                                                       -----------
                                                                                                         1,438,866
                     ---------------------------------------------------------------------------------------------
                     BIOTECHNOLOGY--1.8%                   40,900    CSL Ltd. .......................    1,051,252
                     ---------------------------------------------------------------------------------------------
                     CAPITAL MARKETS--3.1%                 30,500    Macquarie Bank Ltd. ............    1,389,101
                                                           10,000    Perpetual Trustees Australia
                                                                       Ltd. .........................      437,759
                                                                                                       -----------
                                                                                                         1,826,860
                     ---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Growth V.I. Fund
Schedule of Investments as of June 30, 2005 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

PACIFIC
BASIN/ASIA                                                 SHARES
(CONTINUED)          INDUSTRY*                               HELD             COMMON STOCKS               VALUE
------------------------------------------------------------------------------------------------------------------
AUSTRALIA
(CONCLUDED)
                     COMMERCIAL BANKS--5.0%                45,100    Australia & New Zealand Banking
                                                                       Group Ltd. ...................  $   747,708
                                                           39,500    Commonwealth Bank of Australia..    1,142,628
                                                           42,900    National Australia Bank Ltd. ...    1,005,865
                                                                                                       -----------
                                                                                                         2,896,201
                     ---------------------------------------------------------------------------------------------
                     DIVERSIFIED FINANCIAL                 12,000    Australian Stock Exchange
                     SERVICES--0.3%                                    Ltd. .........................      211,569
                     ---------------------------------------------------------------------------------------------
                     HEALTH CARE EQUIPMENT &               13,800    Cochlear Ltd. ..................      412,345
                     SUPPLIES--0.7%
                     ---------------------------------------------------------------------------------------------
                     INSURANCE--1.8%                       85,000    QBE Insurance Group Ltd. .......    1,038,600
                     ---------------------------------------------------------------------------------------------
                     MEDIA--1.7%                           85,750    Publishing & Broadcasting
                                                                       Ltd. .........................      970,636
                     ---------------------------------------------------------------------------------------------
                     ROAD & RAIL--1.3%                     79,761    Toll Holdings Ltd. .............      794,017
                     ---------------------------------------------------------------------------------------------
                     TRANSPORTATION                        62,300    Transurban Group................      353,786
                     INFRASTRUCTURE--0.6%
                     ---------------------------------------------------------------------------------------------
                                                                     TOTAL COMMON STOCKS IN
                                                                     AUSTRALIA.......................   10,994,132
------------------------------------------------------------------------------------------------------------------
CHINA--0.6%          ELECTRICAL EQUIPMENT--0.1%            31,700    BYD Company Limited "H".........       68,308
                     ---------------------------------------------------------------------------------------------
                     OIL, GAS & CONSUMABLE                313,000    China Shenhua Energy Co. Ltd.
                     FUELS--0.5%                                       Class H (b)...................      301,995
                     ---------------------------------------------------------------------------------------------
                                                                     TOTAL COMMON STOCKS IN CHINA....      370,303
------------------------------------------------------------------------------------------------------------------
HONG KONG--6.9%      AIRLINES--1.0%                       323,000    Cathay Pacific Airways Ltd. ....      587,968
                     ---------------------------------------------------------------------------------------------
                     DISTRIBUTORS--0.5%                   205,000    China Resources Enterprise......      316,468
                     ---------------------------------------------------------------------------------------------
                     ELECTRIC UTILITIES--1.6%             315,500    Cheung Kong Infrastructure
                                                                       Holdings Ltd. ................      939,604
                     ---------------------------------------------------------------------------------------------
                     MARINE--1.3%                         216,800    NWS Holdings Ltd. ..............      315,161
                                                           95,800    Orient Overseas International
                                                                       Ltd. .........................      419,024
                                                                                                       -----------
                                                                                                           734,185
                     ---------------------------------------------------------------------------------------------
                     REAL ESTATE--0.5%                    213,100    Midland Holdings Ltd. ..........      119,252
                                                          202,200    Shun Tak Holdings Ltd. .........      192,490
                                                                                                       -----------
                                                                                                           311,742
                     ---------------------------------------------------------------------------------------------
                     TRANSPORTATION                       297,300    COSCO Pacific Ltd. .............      577,519
                     INFRASTRUCTURE--2.0%
                                                          297,700    China Merchants Holdings
                                                                       International Co., Ltd. ......      578,296
                                                                                                       -----------
                                                                                                         1,155,815
                     ---------------------------------------------------------------------------------------------
                                                                     TOTAL COMMON STOCKS IN
                                                                     HONG KONG.......................    4,045,782
------------------------------------------------------------------------------------------------------------------
INDIA--8.1%          AUTO COMPONENTS--0.2%                  3,300    Bharat Forge Ltd. ..............      110,058
                     ---------------------------------------------------------------------------------------------
                     AUTOMOBILES--0.5%                     27,100    Tata Motors Ltd. ...............      264,923
                     ---------------------------------------------------------------------------------------------
                     COMMERCIAL BANKS--1.6%                47,700    HDFC Bank Ltd. .................      695,643
                                                           12,400    ICICI Bank Ltd. ................      120,221
                                                            5,300    ICICI Bank Ltd. (c).............      115,805
                                                                                                       -----------
                                                                                                           931,669
                     ---------------------------------------------------------------------------------------------
                     CONSTRUCTION & ENGINEERING--0.6%      12,800    Larsen & Toubro Ltd. (b)........      333,822
                     ---------------------------------------------------------------------------------------------
                     CONSTRUCTION MATERIALS--0.5%          10,200    Grasim Industries Ltd. .........      248,420
                                                            3,445    Ultra Tech Cement Ltd. .........       27,925
                                                                                                       -----------
                                                                                                           276,345
                     ---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Growth V.I. Fund
Schedule of Investments as of June 30, 2005 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

PACIFIC
BASIN/ASIA                                               SHARES
(CONCLUDED)          INDUSTRY*                            HELD                COMMON STOCKS               VALUE
------------------------------------------------------------------------------------------------------------------
INDIA
(CONCLUDED)
                     ELECTRICAL EQUIPMENT--0.3%            10,500    Bharat Heavy Electricals Ltd.
                                                                       (b)...........................  $   208,889
                     ---------------------------------------------------------------------------------------------
                     HOUSEHOLD PRODUCTS--0.7%             104,800    Hindustan Lever Ltd. ...........      394,326
                     ---------------------------------------------------------------------------------------------
                     IT SERVICES--2.3%                     19,700    Infosys Technologies Ltd. ......    1,068,208
                                                            9,600    Tata Consultancy Services
                                                                       Ltd. .........................      298,488
                                                                                                       -----------
                                                                                                         1,366,696
                     ---------------------------------------------------------------------------------------------
                     INSURANCE--0.5%                       20,400    Reliance Industries Ltd. .......      301,167
                     ---------------------------------------------------------------------------------------------
                     METALS & MINING--0.5%                 11,100    Hindalco Industries Ltd. .......      306,552
                     ---------------------------------------------------------------------------------------------
                     PHARMACEUTICALS--0.4%                 17,000    Sun Pharmaceuticals Industries
                                                                       Ltd. .........................      223,252
                     ---------------------------------------------------------------------------------------------
                                                                     TOTAL COMMON STOCKS IN INDIA....    4,717,699
------------------------------------------------------------------------------------------------------------------
SINGAPORE--0.3%      BEVERAGES--0.2%                       19,800    Asia Pacific Breweries Ltd. ....      102,679
                     ---------------------------------------------------------------------------------------------
                     FOOD PRODUCTS--0.1%                  110,000    People's Food Holdings Ltd. ....       56,718
------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL COMMON STOCKS IN
                                                                     SINGAPORE.......................      159,397
------------------------------------------------------------------------------------------------------------------
SOUTH KOREA--4.0%    AUTO COMPONENTS--0.4%                 15,800    Hankook Tire Co. Ltd. ..........      191,098
                     ---------------------------------------------------------------------------------------------
                     AUTOMOBILES--2.1%                     22,400    Hyundai Motor Co. ..............    1,246,251
                     ---------------------------------------------------------------------------------------------
                     CHEMICALS--0.5%                        7,900    LG Chem Ltd. ...................      288,940
                     ---------------------------------------------------------------------------------------------
                     DIVERSIFIED TELECOMMUNICATION         14,300    KT Corp. .......................      581,132
                     SERVICES--1.0%
                     ---------------------------------------------------------------------------------------------
                                                                     TOTAL COMMON STOCKS IN
                                                                     SOUTH KOREA.....................    2,307,421
------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL COMMON STOCKS IN THE
                                                                     PACIFIC BASIN/ASIA--38.7%.......   22,594,734
------------------------------------------------------------------------------------------------------------------
WESTERN
EUROPE
------------------------------------------------------------------------------------------------------------------
FRANCE--4.8%         CONSTRUCTION & ENGINEERING--0.5%       4,000    Vinci SA........................      333,172
                     ---------------------------------------------------------------------------------------------
                     PHARMACEUTICALS--2.0%                 14,200    Sanofi-Aventis..................    1,167,288
                     ---------------------------------------------------------------------------------------------
                     TEXTILES, APPAREL & LUXURY            14,300    LVMH Moet Hennessy Louis Vuitton
                     GOODS--1.9%                                       SA............................    1,106,259
                     ---------------------------------------------------------------------------------------------
                     TRANSPORTATION                         3,700    Autoroutes du Sud de la
                     INFRASTRUCTURE--0.4%                              France........................      211,876
                     ---------------------------------------------------------------------------------------------
                                                                     TOTAL COMMON STOCKS IN FRANCE...    2,818,595
------------------------------------------------------------------------------------------------------------------
GERMANY--0.5%        TEXTILES, APPAREL & LUXURY             1,200    Puma AG Rudolf Dassler Sport....      297,356
                     GOODS--0.5%
                     ---------------------------------------------------------------------------------------------
                                                                     TOTAL COMMON STOCKS IN
                                                                     GERMANY.........................      297,356
------------------------------------------------------------------------------------------------------------------
SPAIN--2.1%          COMMERCIAL BANKS--0.8%                38,000    Banco Popular Espanol SA (b)....      459,588
                     ---------------------------------------------------------------------------------------------
                     CONSTRUCTION & ENGINEERING--1.3%      26,091    ACS Actividades de Construccion
                                                                       y Servicios, SA...............      730,927
                     ---------------------------------------------------------------------------------------------
                                                                     TOTAL COMMON STOCKS IN SPAIN....    1,190,515
------------------------------------------------------------------------------------------------------------------
SWEDEN--1.9%         COMMUNICATIONS EQUIPMENT--1.0%       181,100    Telefonaktiebolaget LM
                                                                       Ericsson......................      582,103
                     ---------------------------------------------------------------------------------------------
                     MACHINERY--0.9%                       51,100    SKF AB Class B..................      523,502
                     ---------------------------------------------------------------------------------------------
                                                                     TOTAL COMMON STOCKS IN SWEDEN...    1,105,605
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Growth V.I. Fund
Schedule of Investments as of June 30, 2005 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

WESTERN
EUROPE                                                     SHARES
(CONCLUDED)          INDUSTRY*                               HELD             COMMON STOCKS               VALUE
------------------------------------------------------------------------------------------------------------------
SWITZERLAND--3.1%    HEALTH CARE EQUIPMENT &                5,900    Alcon, Inc. ....................  $   645,165
                     SUPPLIES--2.2%                         6,100    Synthes, Inc. ..................      669,948
                                                                                                       -----------
                                                                                                         1,315,113
                     ---------------------------------------------------------------------------------------------
                     TEXTILES, APPAREL & LUXURY            18,100    Swatch Group AG (Registered
                     GOODS--0.9%                                       Shares).......................      517,809
------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL COMMON STOCKS IN
                                                                     SWITZERLAND.....................    1,832,922
------------------------------------------------------------------------------------------------------------------
UNITED               COMMERCIAL BANKS--4.8%               120,800    HSBC Holdings Plc...............    1,927,084
KINGDOM--6.4%
                                                          106,100    Lloyds TSB Group Plc............      899,539
                                                                                                       -----------
                                                                                                         2,826,623
                     ---------------------------------------------------------------------------------------------
                     HOUSEHOLD PRODUCTS--1.6%              31,300    Reckitt Benckiser Plc...........      922,898
                     ---------------------------------------------------------------------------------------------
                                                                     TOTAL COMMON STOCKS IN THE
                                                                     UNITED KINGDOM..................    3,749,521
------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL COMMON STOCKS IN WESTERN
                                                                     EUROPE--18.8%...................   10,994,514
------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL COMMON STOCKS
                                                                     (COST--$51,284,772)--95.0%......   55,425,120
------------------------------------------------------------------------------------------------------------------
WESTERN EUROPE                                                               PREFERRED STOCKS
------------------------------------------------------------------------------------------------------------------
GERMANY--2.2%        AUTOMOBILES--2.2%                      1,734    Porsche AG......................    1,304,992
                     ---------------------------------------------------------------------------------------------
                                                                     TOTAL PREFERRED STOCKS
                                                                     (COST--$871,610)--2.2%..........    1,304,992
------------------------------------------------------------------------------------------------------------------
                                                       BENEFICIAL
                                                         INTEREST         SHORT-TERM SECURITIES
------------------------------------------------------------------------------------------------------------------
                                                       $2,100,818    Merrill Lynch Liquidity Series,
                                                                       LLC Cash Sweep Series I (a)...    2,100,818
------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL SHORT-TERM SECURITIES
                                                                     (COST--$2,100,818)--3.6%........    2,100,818
------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL INVESTMENTS
                                                                     (COST--$54,257,200**)--100.8%...   58,830,930
                                                                     LIABILITIES IN EXCESS OF OTHER
                                                                     ASSETS--(0.8%)..................     (468,665)
                                                                                                       -----------
                                                                     NET ASSETS--100.0%..............  $58,362,265
                                                                                                       ===========
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Growth V.I. Fund
Schedule of Investments as of June 30, 2004 (concluded)        (in U.S. dollars)
--------------------------------------------------------------------------------

* For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

** The cost and unrealized appreciation (depreciation) of investments as of June
   30, 2005, as computed for federal income tax purposes, were as follows:

Aggregate cost..............................................  $54,319,156
                                                              ===========
Gross unrealized appreciation...............................  $ 6,102,245
Gross unrealized depreciation...............................   (1,590,471)
                                                              -----------
Net unrealized appreciation.................................  $ 4,511,774
                                                              ===========

(a) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

-------------------------------------------------------------------------------------
                                                                             INTEREST
AFFILIATE                                                     NET ACTIVITY   INCOME
-------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....  $(3,075,642)   $35,076
-------------------------------------------------------------------------------------

(b) Non-income producing security.

(c) Depositary Receipts.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Growth V.I. Fund
Statement of Assets and Liabilities as of June 30, 2005
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (identified
  cost--$52,156,382)........................................                  $ 56,730,112
Investments in affiliated securities, at value (identified
  cost--$2,100,818 )........................................                     2,100,818
Cash........................................................                        19,159
Foreign cash (cost--$254,533)...............................                       254,212
Receivables:
  Securities sold...........................................  $    644,295
  Dividends.................................................       172,914
  Interest from affiliates..................................         7,598
  Capital shares sold.......................................           977         825,784
                                                              ------------
Prepaid expenses............................................                           590
                                                                              ------------
Total assets................................................                    59,930,675
                                                                              ------------
-------------------------------------------------------------------------------------------
LIABILITIES:
Deferred foreign capital gain tax...........................                        21,806
Payables:
  Securities purchased......................................     1,418,126
  Capital shares redeemed...................................        92,025
  Investment adviser........................................        32,528
  Other affiliates..........................................         1,446       1,544,125
                                                              ------------
Accrued expenses............................................                         2,479
                                                                              ------------
Total liabilities...........................................                     1,568,410
                                                                              ------------
-------------------------------------------------------------------------------------------
NET ASSETS..................................................                  $ 58,362,265
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                  $    602,393
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                            12
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                            12
Paid-in capital in excess of par............................                   143,332,072
Undistributed investment income--net........................  $    714,464
Accumulated realized capital losses--net....................   (90,838,707)
Unrealized appreciation--net................................     4,552,019
                                                              ------------
Total accumulated losses--net...............................                   (85,572,224)
                                                                              ------------
NET ASSETS..................................................                  $ 58,362,265
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $58,360,019 and 6,023,925
  shares outstanding........................................                  $       9.69
                                                                              ============
Class II--Based on net assets of $1,123 and 115.873 shares
  outstanding...............................................                  $       9.69
                                                                              ============
Class III--Based on net assets of $1,123 and 115.873 shares
  outstanding...............................................                  $       9.69
                                                                              ============
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Growth V.I. Fund
Statement of Operations for the Six Months Ended June 30, 2005
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $61,775 foreign withholding tax)..........                  $  1,115,754
Interest from affiliates....................................                        35,076
                                                                              ------------
Total income................................................                     1,150,830
                                                                              ------------
-------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $    327,562
Custodian fees..............................................        33,684
Accounting services.........................................        27,396
Professional fees...........................................        16,301
Printing and shareholder reports............................         3,500
Directors' fees and expenses................................         2,587
Transfer agent fees--Class I................................         2,322
Pricing services............................................         2,305
Other.......................................................         4,937
                                                              ------------
Total expenses..............................................                       420,594
                                                                              ------------
Investment income--net......................................                       730,236
                                                                              ------------
-------------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS)--NET
Realized gain (loss) on:
  Investments--net (including $13,342 foreign capital gain
    tax)....................................................    11,355,344
  Foreign currency transactions--net........................       (94,286)     11,261,058
                                                              ------------
Change in unrealized appreciation on:
  Investments--net (including $8,385 deferred foreign
    capital gain tax credit)................................   (12,751,467)
  Foreign currency transactions--net........................        (5,673)    (12,757,140)
                                                              ------------    ------------
Total realized and unrealized loss--net.....................                    (1,496,082)
                                                                              ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                  $   (765,846)
                                                                              ============
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Growth V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                              FOR THE SIX      FOR THE
                                                              MONTHS ENDED    YEAR ENDED
                                                                JUNE 30,     DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                2005           2004
-----------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $   730,236    $  1,592,821
Realized gain--net..........................................   11,261,058      13,296,598
Change in unrealized appreciation--net......................  (12,757,140)     (1,625,193)
                                                              ------------   ------------
Net increase (decrease) in net assets resulting from
  operations................................................     (765,846)     13,264,226
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................           --      (1,499,966)
  Class II..................................................           --             (17)
  Class III.................................................           --             (17)
                                                              ------------   ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................           --      (1,500,000)
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................  (41,774,114)     (8,597,748)
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................  (42,539,960)      3,166,478
Beginning of period.........................................  100,902,225      97,735,747
                                                              ------------   ------------
End of period*..............................................  $58,362,265    $100,902,225
                                                              ============   ============
-----------------------------------------------------------------------------------------
* Undistributed investment income/accumulated distributions
  in excess of investment income--net.......................  $   714,464    $    (15,772)
                                                              ============   ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Growth V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                                CLASS I
                                                      ------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE           FOR THE SIX          FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE         MONTHS ENDED    --------------------------------------------
FINANCIAL STATEMENTS.                                 JUNE 30, 2005     2004        2003        2002        2001
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period................     $  9.65      $   8.52    $   6.43    $   8.91    $  11.70
                                                         -------      --------    --------    --------    --------
Investment income--net**............................         .08           .14         .09         .02         .06
Realized and unrealized gain (loss)--net............        (.04)         1.14        2.08       (2.49)      (2.75)
                                                         -------      --------    --------    --------    --------
Total from investment operations....................         .04          1.28        2.17       (2.47)      (2.69)
                                                         -------      --------    --------    --------    --------
Less dividends from investment income--net..........          --          (.15)       (.08)       (.01)       (.10)
                                                         -------      --------    --------    --------    --------
Net asset value, end of period......................     $  9.69      $   9.65    $   8.52    $   6.43    $   8.91
                                                         =======      ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:***
Based on net asset value per share..................        .41%+       15.10%      33.56%     (27.74%)    (23.03%)
                                                         =======      ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses............................................        .96%*         .92%        .88%        .90%        .88%
                                                         =======      ========    ========    ========    ========
Investment income--net..............................       1.67%*        1.66%       1.23%        .24%        .59%
                                                         =======      ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)............     $58,360      $100,900    $ 97,736    $ 81,176    $127,926
                                                         =======      ========    ========    ========    ========
Portfolio turnover..................................      67.05%        77.68%     131.50%     138.30%     155.91%
                                                         =======      ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Based on average shares outstanding.

*** Total investment returns exclude insurance-related fees and expenses.

+   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Growth V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                           CLASS II
                                                              -----------------------------------
                                                              FOR THE SIX       FOR THE PERIOD
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                  MONTHS ENDED    SEPTEMBER 30, 2004+
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                   JUNE 30,        TO DECEMBER 31,
FINANCIAL STATEMENTS.                                             2005               2004
-------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................    $  9.65             $  8.76
                                                                -------             -------
Investment income--net**....................................        .05                 .05
Realized and unrealized gain (loss)--net....................       (.01)                .99
                                                                -------             -------
Total from investment operations............................        .04                1.04
                                                                -------             -------
Less dividends from investment income--net..................         --                (.15)
                                                                -------             -------
Net asset value, end of period..............................    $  9.69             $  9.65
                                                                =======             =======
-------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:***
Based on net asset value per share..........................       .41%@             11.82%@
                                                                =======             =======
-------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................       .96%*               .92%*
                                                                =======             =======
Investment income--net......................................      1.74%*              2.09%*
                                                                =======             =======
-------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................    $     1             $     1
                                                                =======             =======
Portfolio turnover..........................................     67.05%              77.68%
                                                                =======             =======
-------------------------------------------------------------------------------------------------

*   Annualized.

**  Based on average shares outstanding.

*** Total investment returns exclude insurance-related fees and expenses.

+   Commencement of operations.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Growth V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                           CLASS III
                                                              -----------------------------------
                                                              FOR THE SIX       FOR THE PERIOD
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                  MONTHS ENDED    SEPTEMBER 30, 2004+
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                   JUNE 30,        TO DECEMBER 31,
FINANCIAL STATEMENTS.                                             2005               2004
-------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................    $  9.65             $  8.76
                                                                -------             -------
Investment income--net***...................................        .05                 .05
Realized and unrealized gain (loss)--net....................       (.01)                .99
                                                                -------             -------
Total from investment operations............................        .04                1.04
                                                                -------             -------
Less dividends from investment income--net..................         --                (.15)
                                                                -------             -------
Net asset value, end of period..............................    $  9.69             $  9.65
                                                                =======             =======
-------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................       .41%@             11.82%@
                                                                =======             =======
-------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................       .96%*               .92%*
                                                                =======             =======
Investment income--net......................................      1.74%*              2.09%*
                                                                =======             =======
-------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................    $     1             $     1
                                                                =======             =======
Portfolio turnover..........................................     67.05%              77.68%
                                                                =======             =======
-------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Commencement of operations.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Growth V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

FAM Variable Series Funds, Inc. (formerly Merrill Lynch Variable Series Funds, Inc.) (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Mercury Global Growth V.I. Fund (the "Fund") (formerly Merrill Lynch Global Growth V.I. Fund) is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation, and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are

--------------------------------------------------------------------------------

determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Company's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

--------------------------------------------------------------------------------

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual Funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned security is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"), doing business as Mercury Advisors. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .75% of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% of the average daily value of the Fund's Class II net assets and .25% of the average daily value of the Fund's Class III net assets. For the six months ended June 30, 2005, the distribution fees were not accrued for Class II and Class III.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates.

  For the six months ended June 30, 2005, MLPF&S earned $23,204 in commissions on the execution of portfolio security transactions for the Fund.

  In addition, the Fund reimbursed MLIM $3,610 for certain accounting services for the six months ended June 30, 2005.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, ML & Co., and/or MLIM, LLC.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended

--------------------------------------------------------------------------------

June 30, 2005 were $55,754,382 and $93,606,365, respectively.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions were $41,774,114 and $8,597,748 for the six months ended June 30, 2005 and the year ended December 31, 2004, respectively.

  Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------
Class I Shares for the Six Months Ended                   Dollar
June 30, 2005                              Shares         Amount
-------------------------------------------------------------------
Shares sold...........................      249,993    $  2,390,695
Shares redeemed.......................   (4,682,906)    (44,164,809)
                                         ----------    ------------
Net decrease..........................   (4,432,913)   $(41,774,114)
                                         ==========    ============
-------------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2004                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   1,387,848    $ 12,043,418
Shares issued to shareholders in
 reinvestment of dividends...........     155,276       1,499,966
                                       ----------    ------------
Total issued.........................   1,543,124      13,543,384
Shares redeemed......................  (2,561,728)    (22,143,166)
                                       ----------    ------------
Net decrease.........................  (1,018,604)   $ (8,599,782)
                                       ==========    ============
-----------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Six Months Ended                    Dollar
June 30, 2005                                     Shares    Amount
------------------------------------------------------------------
Shares sold.....................................   --         $--
                                                    --        --
Net increase....................................   --         $--
                                                    ==        ==
------------------------------------------------------------------

-----------------------------------------------------------------------
Class II Shares for the Period September 30, 2004+ to            Dollar
December 31, 2004                                      Shares    Amount
-----------------------------------------------------------------------
Shares sold.......................................      114      $1,000
Shares issued to shareholders in reinvestment of
 dividends........................................        2          17
                                                        ---      ------
Net increase......................................      116      $1,017
                                                        ===      ======
-----------------------------------------------------------------------

+ Commencement of operations.

------------------------------------------------------------------
Class III Shares for the Six Months Ended                   Dollar
June 30, 2005                                     Shares    Amount
------------------------------------------------------------------
Shares sold.....................................   --         $--
                                                    --        --
Net decrease....................................   --         $--
                                                    ==        ==
------------------------------------------------------------------

------------------------------------------------------------------------
Class III Shares for the Period September 30, 2004+ to            Dollar
December 31, 2004                                       Shares    Amount
------------------------------------------------------------------------
Shares sold........................................      114      $1,000
Shares issued to shareholders in reinvestment of
 dividends.........................................        2          17
                                                         ---      ------
Net decrease.......................................      116      $1,017
                                                         ===      ======
------------------------------------------------------------------------

+ Commencement of operations.

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2005. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended June 30, 2005.

6. COMMITMENTS:

At June 30, 2005, the Fund entered into a foreign exchange contract under which it had agreed to purchase a foreign currency with an approximate value of $192,000.

7.  CAPITAL LOSS CARRYFORWARD:

On December 31, 2004, the Fund had a net capital loss carryforward of $102,037,809 of which $54,213,141 expires in 2009, $41,396,526 expires in 2010 and $6,428,142 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Government Bond V.I. Fund
A Discussion With Your Fund's Portfolio Manager
--------------------------------------------------------------------------------

  As short-term interest rates rose and long-term bond yields declined, the Fund was able to provide competitive fixed income returns through its emphasis on spread products and longer-dated securities.

HOW DID THE FUND PERFORM DURING THE PERIOD IN LIGHT OF THE EXISTING MARKET CONDITIONS?

  For the six-month period ended June 30, 2005, Mercury Government Bond V.I. Fund's Class I Shares provided a total return of +2.95%. The Fund outperformed its benchmark, the Citigroup Government/Mortgage Index, which returned +2.61% for the same period.

  The Federal Reserve Board (the Fed) continued on its measured monetary tightening campaign, raising the federal funds rate (the short-term interest rate target) 25 basis points (.25%) at each of its four meetings during the six-month period. This brought the federal funds level to 3.25% at period-end, compared to just 1% in June 2004. In response to the Fed action, rates at the short end of the yield curve continued to rise. Longer-term bond yields, in the meantime, declined. This resulted in a significant flattening of the yield curve--a phenomenon that Fed Chairman Alan Greenspan has described as a "conundrum."

  The two-year Treasury note yield rose from 3.08% to 3.66% over the past six months, whereas the 10-year Treasury yield declined from 4.24% to 3.94%, bringing the spread between two-year and 10-year notes from 116 basis points at the end of December 2004 to just 28 basis points at June 30, 2005. Because bond prices move in the opposite direction of yields, longer-maturity fixed income investments significantly outperformed short-term fixed income investments for the period.

  Despite the yield curve flattening trend, interest rate volatility along the curve actually declined during the period. This was largely because the Fed had clearly articulated its intention to increase interest rates at a measured pace, and the short-term rate hikes were generally priced into the market. Amid the fairly subdued volatility, mortgage-backed securities (MBS) performed quite well compared to the U.S. Treasury market. The lower interest rate volatility reduced prepayment risk, which allowed MBS yield spreads to narrow versus Treasuries, contributing to strong total return performance. Notably, although long-term interest rates declined during the period, it was not enough to trigger a meaningful mortgage-refinancing event.

  Amid these conditions, the Fund was able to outpace its benchmark. This was largely due to its emphasis on spread products, such as MBS and Government National Mortgage Association (GNMA, or Ginnie Mae) project loans, and a focus on longer-duration assets.

WHAT FACTORS MOST INFLUENCED FUND PERFORMANCE?

  Our yield curve positioning benefited performance during the period. In particular, we limited exposure to short-duration assets (one to three years) while emphasizing the longer end of the yield curve (seven to 30 years). This helped us to avoid much of the negative price impact associated with rising short-term interest rates.

  Also contributing to Fund performance was our focus on the GNMA project loan sector. GNMA project loans represent mortgages of hospitals, healthcare centers, nursing homes and low- to moderate-income multi-family dwellings. These securities are 100% guaranteed by the full faith and credit of the U.S. government. However, unlike the residential mortgages in which the Fund invests, they offer prepayment protection through penalty provisions. That is, the project loans are less apt to prepay because there are penalties associated with the prepayment. As a result, the cash flow streams from these securities are more predictable, making for a generally more stable investment. During this particular period, yield spreads on these issues (versus Treasury issues with comparable maturities) narrowed by 10 to 15 basis points, providing a boost to their total return.

  Performance also benefited from our use of total return index swaps on the MBS and Treasury indexes, in conjunction with floating rate LIBOR (London InterBank Offer Rate) investments. This allowed us access to total returns above those offered by the indexes alone. Additionally, we were successfully able to use a "dollar roll" strategy to add total return to our MBS holdings. Essentially, this strategy is designed to take advantage of supply/demand imbalances in the MBS market to achieve incremental return during periods when supply is limited.

  Offsetting the positives to some extent was our use of 10-year interest rate swaps. Given our emphasis on longer-duration assets, we used the swaps to partially hedge the overall duration exposure of the Fund. Longer-duration assets are more sensitive to interest rate increases, and our goal was to protect the

--------------------------------------------------------------------------------

Fund's net asset value in the event of rising long-term interest rates. With the Fed on an interest rate-hiking campaign, conventional wisdom tells us that long-term yields should rise as well. Thus, the significant decline in long-term rates came as a surprise--to us and to the Fed. Under these circumstances, our hedging strategy limited some of the price appreciation of the Fund's longer-term holdings.

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

  As mentioned earlier, the strong performance from the Fund's GNMA project loans contributed meaningfully to performance. Given the significant tightening of spreads in this sector, we took the opportunity to lock in some gains, and decreased our exposure from 50% of net assets to 43% at period-end. At the same time, we increased the Fund's position in U.S. Treasury securities from 20% of net assets to 24%.

  In addition, we increased the Fund's duration over the six-month period from
3.76 years to 3.92 years. This was generally still at the low end of our overall target duration profile of 3.85 years to 4.10 years.

HOW WOULD YOU CHARACTERIZE THE FUND'S POSITION AT THE CLOSE OF THE PERIOD?

  With global economic growth moderating and prospects for inflation likely to remain fairly contained, we would expect overall interest rate volatility to remain low by historical measures. We believe this environment remains supportive of spread sectors, such as the MBS market, which should benefit with solid total return performance. Although market technicals for spread product are not quite as compelling as last year, we expect that these securities can continue to benefit from favorable supply/ demand dynamics and the relatively low interest rate volatility. Although MBS option-adjusted spreads are currently fair, we believe there will be more attractive opportunities to increase our allocation to the sector as spreads periodically widen and offer a compelling investment case. Having said that, the yield spread advantage versus U.S. Treasury securities remains attractive and should help cushion the Fund's net asset value in the case of rising long-term interest rates.

  At period-end, the Fund, including the swap exposure, was invested 24% in U.S. Treasury securities, 1% in U.S. agency securities, 32% in MBS and 43% in GNMA project loans. This compared to the benchmark's composition of 37% Treasury securities, 16% agency securities, 47% MBS and 0% GNMA project loans. The Fund's duration at June 30, 2005, stood at 3.92 years, compared to the benchmark duration of 3.75 years.

Theodore J. Magnani
Vice President and Portfolio Manager

July 13, 2005

---------------------------------------------------------

  Effective May 1, 2005, the name of the Fund was changed to Mercury Government Bond V.I. Fund of FAM Variable Series Funds, Inc. This change has no impact on the Fund's investment objective or its management team, nor does it result in a change to the Fund's symbol.
---------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Government Bond V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/05                                           +6.82%
--------------------------------------------------------------------------
Five Years Ended 6/30/05                                         +6.63
--------------------------------------------------------------------------
Ten Years Ended 6/30/05                                          +6.15
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Government Bond V.I. Fund
Aggregate Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
Inception (9/30/04) through 6/30/05                              +3.29%
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Government Bond V.I. Fund
Aggregate Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
Inception (9/30/04) through 6/30/05                              +3.29%
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Government Bond V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH     STANDARDIZED
AS OF JUNE 30, 2005                                           TOTAL RETURN   TOTAL RETURN   30-DAY YIELD
--------------------------------------------------------------------------------------------------------
Class I Shares*                                                  +2.95%         +6.82%          3.23%
--------------------------------------------------------------------------------------------------------
Class II Shares*                                                 +2.95             --             --
--------------------------------------------------------------------------------------------------------
Class III Shares*                                                +2.95             --             --
--------------------------------------------------------------------------------------------------------
Citigroup Government/Mortgage Index**                            +2.61          +6.57             --
--------------------------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns. Class II and Class III Shares commenced operations on 9/30/04. Returns do not show the effects of distribution fees (12(b)-1 fees) applicable to Class II and Class III Shares because these fees have not yet been charged. If such fees were included, returns shown would have been lower.

** This unmanaged Index is comprised of 30-year and 15-year GNMA, FNMA and FHLMC securities, and FNMA and FHLMC debentures and Treasury securities.

   Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Government Bond V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2005 and held through June 30, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  EXPENSES PAID
                                                                 BEGINNING         ENDING       DURING THE PERIOD*
                                                               ACCOUNT VALUE    ACCOUNT VALUE   JANUARY 1, 2005 TO
                                                              JANUARY 1, 2005   JUNE 30, 2005     JUNE 30, 2005
------------------------------------------------------------------------------------------------------------------
ACTUAL
------------------------------------------------------------------------------------------------------------------
Class I                                                           $1,000          $1,029.50           $2.97
------------------------------------------------------------------------------------------------------------------
Class II                                                          $1,000          $1,029.50           $2.97
------------------------------------------------------------------------------------------------------------------
Class III                                                         $1,000          $1,029.50           $2.97
------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
------------------------------------------------------------------------------------------------------------------
Class I                                                           $1,000          $1,021.87           $2.96
------------------------------------------------------------------------------------------------------------------
Class II                                                          $1,000          $1,021.87           $2.96
------------------------------------------------------------------------------------------------------------------
Class III                                                         $1,000          $1,021.87           $2.96
------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.59% for Class I, .59% for Class II and .59% for Class
    III), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Currently, Class II and Class III have money from an affiliated entity and are not accruing their distribution fees (12(b)-1 fees). If, during the period, the distribution fees were accrued, the actual expense ratios would have been approximately .74% and .84%, the actual expenses paid would have been approximately $3.72 and $4.23, and the hypothetical expenses paid would have been approximately $3.71 and $4.21 for Class II and Class III, respectively.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Government Bond V.I. Fund
Portfolio Information as of June 30, 2005
--------------------------------------------------------------------------------

                                                                 PERCENT OF
ASSET MIX                                                     TOTAL INVESTMENTS
-------------------------------------------------------------------------------
Collateralized Mortgage Obligations.........................        50.5%
Ginnie Mae MBS Certificates.................................        16.2
Federal National Mortgage Association.......................         8.3
Freddie Mac Mortgage Participation Certificates.............         7.5
U.S. Treasury Bonds & Notes.................................         6.0
U.S. Treasury Inflation Indexed Bonds.......................         1.5
Freddie Mac Sovereign Agency Obligations....................         1.1
Other*......................................................         8.9
-------------------------------------------------------------------------------

*   Includes portfolio holdings in options and repurchase agreements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Government Bond V.I. Fund
Schedule of Investments as of June 30, 2005
--------------------------------------------------------------------------------

                                 FACE
                                AMOUNT                  U.S. GOVERNMENT & AGENCY OBLIGATIONS                  VALUE
-----------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE                      Fannie Mae Trust (a):
OBLIGATIONS+--44.8%
                              $ 1,681,822      Series 2002-W11 Class AV1, 3.484% due 11/25/2032.........   $  1,682,408
                                4,542,222      Series 2003-27 Class FP, 3.614% due 6/25/2028............      4,556,332
                                6,766,276      Series 2003-33 Class LF, 3.664% due 7/25/2017............      6,790,663
                                6,758,415      Series 2003-34 Class FS, 3.714% due 1/25/2032............      6,771,411
                                5,656,764      Series 2003-41 Class YF, 3.614% due 6/25/2028............      5,664,934
                                             Freddie Mac Multiclass Certificates (a):
                               11,172,411      Series 2564 Class OF, 3.52% due 2/15/2026................     11,182,646
                               10,689,263      Series 2594 Class DF, 3.52% due 12/15/2027...............     10,704,888
                                9,992,275      Series 2614 Class EF, 3.62% due 12/15/2017...............     10,037,833
                                             Ginnie Mae Trust:
                                6,700,000      Series 2002-83 Class B, 4.695% due 12/16/2024............      6,789,540
                               59,372,277      Series 2002-83 Class IO, 1.574% due 10/16/2042 (b).......      3,331,183
                               57,607,942      Series 2002-94 Class XB, 2.349% due 11/16/2007 (b).......      1,206,950
                                7,000,000      Series 2003-17 Class C, 4.825% due 7/16/2031.............      7,093,805
                               94,867,249      Series 2003-17 Class IO, 1.24% due 3/16/2043 (b).........      5,627,440
                                6,217,292      Series 2003-49 Class C, 4.485% due 10/16/2033............      6,116,589
                               13,250,000      Series 2003-108 Class C, 4.919% due 2/16/2034............     13,526,082
                               43,293,166      Series 2003-109 Class IO, 1.098% due 11/16/2043 (b)......      2,351,655
                               28,487,877      Series 2004-9 Class IO, 1.383% due 3/16/2034 (b).........      1,650,747
                               44,392,584      Series 2004-43 Class IO, 1.121% due 6/16/2044 (b)........      2,386,101
                                3,403,345      Series 2004-43 Class Z, 4.50% due 6/16/2044..............      3,011,960
                                3,447,202      Series 2004-45 Class Z, 5.74% due 6/16/2045..............      4,057,168
                               65,340,723      Series 2004-57 Class IO, 1.13% due 7/16/2044 (b).........      3,652,546
                                6,386,761      Series 2004-77 Class AB, 4.368% due 11/16/2030...........      6,356,012
                               64,223,102      Series 2004-77 Class IO, 1.065% due 9/16/2044 (b)........      3,627,203
                                2,000,000      Series 2005-5, 4.015% due 6/16/2045......................      1,985,000
                                3,200,000      Series 2005-9 Class C, 4.917% due 2/16/2032..............      3,240,000
                                2,711,222      Series 2005-12 Class A, 4.044% due 5/16/2021.............      2,693,975
-----------------------------------------------------------------------------------------------------------------------
                                             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                             (COST--$132,190,249).......................................    136,095,071
-----------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE                    Fannie Mae Guaranteed Pass-Through Certificates:
ASSOCIATION+--9.1%
                                  664,680      8% due 4/01/2008.........................................        685,084
                                  653,411      5.50% due 12/01/2017.....................................        671,208
                                1,312,853      4.50% due 9/01/2018......................................      1,307,828
                                3,994,099      5% due 5/01/2019-3/01/2020...............................      4,040,974
                                1,953,286      7% due 10/01/2028-2/01/2030..............................      2,061,956
                                  447,315      8% due 2/01/2030-11/01/2032..............................        481,124
                                  845,175      7.50% due 5/01/2032......................................        903,097
                                6,415,100      6.50% due 7/01/2032-5/01/2034............................      6,651,843
                                4,993,291      5% due 7/15/2035.........................................      4,993,291
                                6,000,000      4.50% due 8/15/2035......................................      5,859,372
-----------------------------------------------------------------------------------------------------------------------
                                             TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION
                                             (COST--$27,606,014)........................................     27,655,777
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Government Bond V.I. Fund
Schedule of Investments as of June 30, 2005 (continued)
--------------------------------------------------------------------------------

                                 FACE
                                AMOUNT                  U.S. GOVERNMENT & AGENCY OBLIGATIONS                  VALUE
-----------------------------------------------------------------------------------------------------------------------
FREDDIE MAC MORTGAGE                         Freddie Mac Mortgage Participation Certificates:
PARTICIPATION
CERTIFICATES+--8.2%

                              $ 1,558,399      6.50% due 3/01/2016-5/01/2016............................   $  1,621,585
                                3,727,021      6% due 4/01/2016-5/01/2017...............................      3,853,703
                                1,003,888      5.50% due 11/01/2017.....................................      1,030,701
                                4,190,365      5% due 8/01/2019.........................................      4,239,649
                                       96      6.50% due 7/01/2029......................................            100
                                   23,361      7% due 7/01/2029.........................................         24,612
                                   18,048      7.50% due 8/01/2029......................................         19,336
                                  548,658      8% due 12/01/2029-7/01/2030..............................        590,964
                                  895,063      7% due 3/01/2031.........................................        942,438
                                   11,891      7.50% due 9/01/2031......................................         12,733
                                5,426,203      5.50% due 3/01/2034......................................      5,505,560
                                6,957,978      6% due 3/01/2034-8/01/2034...............................      7,139,245
-----------------------------------------------------------------------------------------------------------------------
                                             TOTAL FREDDIE MAC MORTGAGE PARTICIPATION CERTIFICATES
                                             (COST--$24,976,649)........................................     24,980,626
-----------------------------------------------------------------------------------------------------------------------
FREDDIE MAC SOVEREIGN AGENCY    3,600,000    Federal Home Loan Bank System, 3.875% due 1/15/2010........      3,589,240
OBLIGATIONS--1.2%
-----------------------------------------------------------------------------------------------------------------------
                                             TOTAL FREDDIE MAC SOVEREIGN AGENCY OBLIGATIONS
                                             (COST--$3,571,906).........................................      3,589,240
-----------------------------------------------------------------------------------------------------------------------
GINNIE MAE MBS                               Ginnie Mae MBS Certificates:
CERTIFICATES--17.7%
                                6,275,000      5.47% due 12/15/2005.....................................      6,614,025
                                2,778,000      4.55% due 11/15/2006.....................................      2,753,273
                                2,881,000      5.15% due 8/15/2008......................................      2,988,335
                                5,145,000      5.525% due 12/15/2035....................................      5,425,192
                               15,000,000      5.13% due 4/01/2044-3/15/2046............................     15,250,215
                                3,130,000      5.55% due 5/15/2045......................................      3,322,166
                                3,500,000      5.30% due 6/15/2045......................................      3,666,173
                                3,110,000      5.60% due 8/15/2045......................................      3,301,901
                               10,000,000      5.25% due 9/30/2045-12/15/2045...........................     10,311,040
-----------------------------------------------------------------------------------------------------------------------
                                             TOTAL GINNIE MAE MBS CERTIFICATES
                                             (COST--$53,245,838)........................................     53,632,320
-----------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BONDS &
NOTES--6.5%                                  U.S. Treasury Bonds:
                                2,590,000      8.125% due 8/15/2019.....................................      3,670,110
                                8,610,000      7.25% due 8/15/2022......................................     11,716,324
                                2,000,000      6.25% due 8/15/2023......................................      2,492,422
                                2,000,000    U.S. Treasury Notes, 2.625% due 5/15/2008..................      1,943,516
-----------------------------------------------------------------------------------------------------------------------
                                             TOTAL U.S. TREASURY BONDS & NOTES
                                             (COST--$18,343,683)........................................     19,822,372
-----------------------------------------------------------------------------------------------------------------------
U.S. TREASURY INFLATION         4,400,975    U.S. Treasury Inflation Indexed Bonds,
INDEXED BONDS--1.6%                            3.50% due 1/15/2011......................................      4,877,689
-----------------------------------------------------------------------------------------------------------------------
                                             TOTAL U.S. TREASURY INFLATION INDEXED BONDS
                                             (COST--$4,567,984).........................................      4,877,689
-----------------------------------------------------------------------------------------------------------------------
                                             TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
                                             (COST--$264,502,323)--89.1%................................    270,653,095
-----------------------------------------------------------------------------------------------------------------------
                                                      NON-U.S. GOVERNMENT & AGENCY OBLIGATIONS
-----------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE         1,230,972    Ace Securities Corp. Series 2005-RM1 Class A2A,
OBLIGATIONS+--10.4%                            3.444% due 3/25/2035 (a).................................      1,231,050
                               10,000,000    CS First Boston Mortgage Securities Corp. Series 2005-TFLA
                                               Class A1, 3.23% due 2/15/2020 (a)........................     10,000,070
                                8,222,847    Countrywide Home Loan Mortgage Pass-Through Trust Series
                                               2003-10 Class A6, 3.664% due 5/25/2033 (a)...............      8,231,037
                                4,350,404    GS Mortgage Securities Corp. II Series 2003-FL6A Class A1,
                                               3.37% due 11/15/2015 (a).................................      4,349,973

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Government Bond V.I. Fund
Schedule of Investments as of June 30, 2005 (continued)
--------------------------------------------------------------------------------

                                     FACE
                                   AMOUNT             NON-U.S. GOVERNMENT & AGENCY OBLIGATIONS                VALUE
-----------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE                      Greenwich Capital Commercial Funding Corp. (a):
OBLIGATIONS+(CONCLUDED)       $ 1,399,846      Series 2003-FL1 Class A, 3.47% due 7/05/2018.............   $  1,400,075
                                5,000,000      Series 2004-FL2A Class A2, 3.33% due 11/05/2019..........      4,999,860
                                1,365,759    Washington Mutual Series 2002-AR19 Class A8, 4.556% due
                                               2/25/2033................................................      1,366,918
-----------------------------------------------------------------------------------------------------------------------
                                             TOTAL NON-U.S. GOVERNMENT & AGENCY OBLIGATIONS
                                             (COST--$31,589,140)--10.4%.................................     31,578,983
-----------------------------------------------------------------------------------------------------------------------
                                                                REPURCHASE AGREEMENTS
-----------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--9.8%    29,700,000    Morgan Stanley & Co., Inc., purchased on 6/30/2005 to yield
                                               3.40% to 7/01/2005, repurchase price $29,702,805,
                                               collateralized by FNMA, 4.912% due 12/01/2040............     29,700,000
-----------------------------------------------------------------------------------------------------------------------
                                             TOTAL REPURCHASE AGREEMENTS
                                             (COST--$29,700,000)--9.8%..................................     29,700,000
-----------------------------------------------------------------------------------------------------------------------
                                             TOTAL INVESTMENTS
                                             (COST--$325,791,463)--109.3%...............................    331,932,078
-----------------------------------------------------------------------------------------------------------------------

                               NUMBER OF
          OPTIONS              CONTRACTS                                ISSUE
-----------------------------------------------------------------------------------------------------------------------
CALL OPTIONS WRITTEN--0.0%             20++  Consumer Price Index (CPI) Linked Floor, expiring April
                                               2009 at USD 1%, Broker Morgan Stanley Capital Services,
                                               Inc. ....................................................        (31,200)
-----------------------------------------------------------------------------------------------------------------------
                                             TOTAL OPTIONS WRITTEN (PREMIUM RECEIVED--$31,200)--0.0%....        (31,200)
-----------------------------------------------------------------------------------------------------------------------
                                             TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN
                                             (COST--$325,760,263*)--109.3%..............................    331,900,878
                                             LIABILITIES IN EXCESS OF OTHER ASSETS--(9.3%)..............    (28,311,637)
                                                                                                           ------------
                                             NET ASSETS--100.0%.........................................   $303,589,241
                                                                                                           ============
-----------------------------------------------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of June 30, 2005, as computed for federal income tax purposes, were as follows:

Aggregate cost, net of options written......................   $325,961,322
                                                               ============
Gross unrealized appreciation...............................   $  6,808,960
Gross unrealized depreciation...............................       (869,404)
                                                               ------------
Net unrealized appreciation.................................   $  5,939,556
                                                               ============

+ Mortgage-Backed Securities are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
++  One contract represents a notional amount of $1,000,000.

(a)  Floating rate note.

(b) Securities which receive some or all of the interest portion of the underlying collateral and little or no principal. Interest only securities have either a nominal or a notional amount of principal.

Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:
--------------------------------------------------------------------------------

                                                                              INTEREST
                         AFFILIATE                             NET ACTIVITY    INCOME
--------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC
  Money Market Series.......................................             --     $690
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Government Bond V.I. Fund
Schedule of Investments as of June 30, 2005 (concluded)
--------------------------------------------------------------------------------

Swaps outstanding as of June 30, 2005 were as follows:

------------------------------------------------------------------------------------------
                                                                              UNREALIZED
                                                               NOTIONAL      APPRECIATION
                                                                AMOUNT      (DEPRECIATION)
------------------------------------------------------------------------------------------
Receive (pay) a variable return based on the change in the
since inception return of the Lehman Brothers MBS Fixed Rate
Index and pay a floating rate based on 1-month USD LIBOR
minus 0.105%
Broker, UBS Warburg
Expires August 2005.........................................  $23,000,000             --
Receive (pay) a variable return based on the change in the
since inception return of the Lehman Brothers MBS Fixed Rate
Index and pay a floating rate based on 1-month USD LIBOR
minus 0.10%
Broker, Lehman Brothers Special Finance
Expires October 2005........................................  $10,000,000             --
Receive (pay) a variable return based on the change in the
since inception return of the Lehman Brothers MBS Fixed Rate
Index and pay a floating rate based on 1-month USD LIBOR
minus 0.12%
Broker, UBS Warburg
Expires November 2005.......................................  $10,000,000             --
Receive (pay) a variable return based on the change in the
since inception return of the Lehman Brothers U.S. Treasury
Index and pay a floating rate based on 1-month USD LIBOR
minus 0.15%
Broker, Lehman Brothers Special Finance
Expires December 2005.......................................  $16,000,000             --
Receive (pay) a variable return based on the change in the
since inception return of the Lehman Brothers U.S. Treasury
Index and pay a floating rate based on 1-month USD LIBOR
minus 0.13%
Broker, Lehman Brothers Special Finance
Expires December 2005.......................................  $30,000,000             --
Pay a fixed rate of 3.25% and receive a floating rate based
on 3-month USD LIBOR
Broker, Lehman Brothers Special Finance
Expires May 2007............................................  $ 4,200,000    $    55,673
Receive a fixed rate of 4.17% and pay 3.50% on Treasury
Inflation Protected Securities (TIPS) adjusted principal
Broker, Morgan Stanley Capital Services, Inc.
Expires January 2011........................................  $ 4,725,000       (132,239)
Pay a fixed rate of 4.83% and receive a floating rate based
on 3-month USD LIBOR
Broker, JPMorgan Chase
Expires May 2014............................................  $46,100,000     (1,793,098)
                                                                             -----------
TOTAL                                                                        $(1,869,664)
                                                                             ===========
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Government Bond V.I. Fund
Statement of Assets and Liabilities as of June 30, 2005
--------------------------------------------------------------------------------

ASSETS:
Investments, in unaffiliated securities, at value
  (identified cost--$325,791,463)...........................                 $331,932,078
Unrealized appreciation on swaps............................                       55,673
Receivables:
  Securities sold...........................................  $ 5,860,688
  Interest..................................................    1,275,631
  Swaps.....................................................      159,111
  Capital shares sold.......................................      150,948
  Securities lending........................................          664       7,447,042
                                                              -----------
Prepaid expenses............................................                        2,273
                                                                             ------------
Total assets................................................                  339,437,066
                                                                             ------------
------------------------------------------------------------------------------------------
LIABILITIES:
Options written, at value (premiums received--$31,200)......                       31,200
Unrealized depreciation on swaps............................                    1,925,337
Payables:
  Securities purchased......................................   32,294,646
  Custodian bank............................................    1,334,958
  Capital shares redeemed...................................      122,921
  Investment adviser........................................      112,729
  Other affiliates..........................................        3,687      33,868,941
                                                              -----------
Accrued expenses............................................                       22,347
                                                                             ------------
Total liabilities...........................................                   35,847,825
                                                                             ------------
------------------------------------------------------------------------------------------
NET ASSETS..................................................                 $303,589,241
                                                                             ============
------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 300,000,000
  shares authorized.........................................                 $  2,832,505
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                           10
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                           10
Paid-in capital in excess of par............................                  295,515,561
Undistributed investment income--net........................  $ 1,345,879
Accumulated realized capital losses--net....................     (375,675)
Unrealized appreciation--net................................    4,270,951
                                                              -----------
Total accumulated earnings--net.............................                    5,241,155
                                                                             ------------
NET ASSETS..................................................                 $303,589,241
                                                                             ============
------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $303,587,175 and 28,325,047
  shares outstanding........................................                 $      10.72
                                                                             ============
Class II--Based on net assets of $1,033 and 96.354 shares
  outstanding...............................................                 $      10.72
                                                                             ============
Class III--Based on net assets of $1,033 and 96.354 shares
  outstanding...............................................                 $      10.72
                                                                             ============
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Government Bond V.I. Fund
Statement of Operations for the Six Months Ended June 30, 2005
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................                $6,290,570
Securities lending--net.....................................                       690
                                                                            ----------
Total income................................................                 6,291,260
                                                                            ----------
---------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $  769,944
Accounting services.........................................      63,875
Professional fees...........................................      18,146
Custodian fees..............................................      17,871
Printing and shareholder reports............................      12,471
Directors' fees and expenses................................       7,932
Pricing services............................................       5,019
Transfer agent fees--Class I................................       2,413
Other.......................................................       9,076
                                                              ----------
Total expenses..............................................                   906,747
                                                                            ----------
Investment income--net......................................                 5,384,513
                                                                            ----------
---------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS)--NET:
Realized gain (loss) on:
  Investments--net..........................................    (636,021)
  Swaps--net................................................     300,417      (335,604)
                                                              ----------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   4,156,651
  Swaps--net................................................    (253,734)    3,902,917
                                                              ----------    ----------
Total realized and unrealized gain--net.....................                 3,567,313
                                                                            ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $8,951,826
                                                                            ==========
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Government Bond V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                              FOR THE SIX      FOR THE
                                                              MONTHS ENDED    YEAR ENDED
                                                                JUNE 30,     DECEMBER 31,
INCREASE (DECREASE) IN NET ASSET VALUE:                           2005           2004
-----------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $ 5,384,513    $ 10,199,023
Realized gain (loss)--net...................................     (335,604)      4,088,309
Change in unrealized appreciation/depreciation--net.........    3,902,917          82,726
                                                              ------------   ------------
Net increase in net assets resulting from operations........    8,951,826      14,370,058
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................   (7,069,349)    (10,331,378)
  Class II..................................................          (23)             (7)
  Class III.................................................          (23)             (7)
Realized gain--net:
  Class I...................................................           --      (2,057,744)
  Class II..................................................           --              (4)
  Class III.................................................           --              (4)
                                                              ------------   ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................   (7,069,395)    (12,389,144)
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................  (19,503,765)    (95,337,836)
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................  (17,621,334)    (93,356,922)
Beginning of period.........................................  321,210,575     414,567,497
                                                              ------------   ------------
End of period*..............................................  $303,589,241   $321,210,575
                                                              ============   ============
-----------------------------------------------------------------------------------------
* Undistributed investment income--net......................  $ 1,345,879    $  3,030,761
                                                              ============   ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Government Bond V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                               CLASS I
                                                    -------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE         FOR THE SIX           FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE       MONTHS ENDED     --------------------------------------------
FINANCIAL STATEMENTS.                               JUNE 30, 2005      2004        2003        2002        2001
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..............    $  10.65       $  10.59    $  11.06    $  10.67    $  10.54
                                                      --------       --------    --------    --------    --------
Investment income--net***.........................         .18            .30         .37         .48         .55
Realized and unrealized gain (loss)--net..........         .13            .14        (.15)        .50         .17
                                                      --------       --------    --------    --------    --------
Total from investment operations..................         .31            .44         .22         .98         .72
                                                      --------       --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net..........................        (.24)          (.31)       (.39)       (.44)       (.55)
  Realized gain--net..............................          --           (.07)       (.30)       (.15)       (.04)
                                                      --------       --------    --------    --------    --------
Total dividends and distributions.................        (.24)          (.38)       (.69)       (.59)       (.59)
                                                      --------       --------    --------    --------    --------
Net asset value, end of period....................    $  10.72       $  10.65    $  10.59    $  11.06    $  10.67
                                                      ========       ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share................       2.95%+         4.13%       2.07%       9.78%       7.04%
                                                      ========       ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, excluding interest expense..............        .59%*          .58%        .58%        .58%        .59%
                                                      ========       ========    ========    ========    ========
Expenses..........................................        .59%*          .62%        .59%        .58%        .59%
                                                      ========       ========    ========    ========    ========
Investment income--net............................       3.50%*         2.84%       3.39%       4.40%       5.13%
                                                      ========       ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..........    $303,587       $321,209    $414,567    $585,789    $473,765
                                                      ========       ========    ========    ========    ========
Portfolio turnover................................      34.70%        144.74%     212.80%     208.26%     155.31%
                                                      ========       ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Government Bond V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                           CLASS II
                                                              -----------------------------------
                                                              FOR THE SIX       FOR THE PERIOD
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                  MONTHS ENDED    SEPTEMBER 30, 2004+
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                   JUNE 30,        TO DECEMBER 31,
FINANCIAL STATEMENTS.                                             2005               2004
-------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................    $ 10.65            $  10.73
                                                                -------            --------
Investment income--net***...................................        .18                 .08
Realized and unrealized gain (loss)--net....................        .13                (.05)
                                                                -------            --------
Total from investment operations............................        .31                 .03
                                                                -------            --------
Less dividends and distributions:
  Investment income--net....................................       (.24)               (.07)
  Realized gain--net........................................         --                (.04)
                                                                -------            --------
Total dividends and distributions...........................       (.24)               (.11)
                                                                -------            --------
Net asset value, end of period..............................    $ 10.72            $  10.65
                                                                =======            ========
-------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................      2.95%@               .33%@
                                                                =======            ========
-------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................       .59%*               .58%*
                                                                =======            ========
Investment income--net......................................      3.48%*              2.93%*
                                                                =======            ========
-------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................    $     1            $      1
                                                                =======            ========
Portfolio turnover..........................................     34.70%             144.74%
                                                                =======            ========
-------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Commencement of operations.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Government Bond V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                           CLASS III
                                                              -----------------------------------
                                                              FOR THE SIX       FOR THE PERIOD
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                  MONTHS ENDED    SEPTEMBER 30, 2004+
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                   JUNE 30,        TO DECEMBER 31,
FINANCIAL STATEMENTS.                                             2005               2004
-------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................    $ 10.65            $  10.73
                                                                -------            --------
Investment income--net***...................................        .18                 .08
Realized and unrealized gain (loss)--net....................        .13                (.05)
                                                                -------            --------
Total from investment operations............................        .31                 .03
                                                                -------            --------
Less dividends and distributions:
  Investment income--net....................................       (.24)               (.07)
  Realized gain--net........................................         --                (.04)
                                                                -------            --------
Total dividends and distributions...........................       (.24)               (.11)
                                                                -------            --------
Net asset value, end of period..............................    $ 10.72            $  10.65
                                                                =======            ========
-------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................      2.95%@               .33%@
                                                                =======            ========
-------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................       .59%*               .58%*
                                                                =======            ========
Investment income--net......................................      3.48%*              2.93%*
                                                                =======            ========
-------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................    $     1            $      1
                                                                =======            ========
Portfolio turnover..........................................     34.70%             144.74%
                                                                =======            ========
-------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Commencement of operations.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Government Bond V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

FAM Variable Series Funds, Inc. (formerly Merrill Lynch Variable Series Funds, Inc.) (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Mercury Government Bond V.I. Fund (formerly Merrill Lynch Government Bond V.I. Fund) (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair valuations received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  Equity securities that are held by the Fund, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's

--------------------------------------------------------------------------------

shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Options--The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Swaps--The Fund may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

  (c) Repurchase agreements--The Fund may invest in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks-to-market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

  (d) Reverse repurchase agreements--The Fund may enter into reverse repurchase agreements. Under reverse repurchase agreements, the Fund sells securities to the counterparty and agrees to repurchase them at a mutually agreed upon date and price, and may exchange their respective commitments to pay or receive interest. If the counterparty defaults on its obligation, the Fund's ability to receive interest will be delayed or limited. Furthermore, if the Fund does not have sufficient income to pay its obligation under the reverse repurchase agreement, the Fund would be in default and the

--------------------------------------------------------------------------------

counterparty would be able to terminate the repurchase agreement.

  (e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

  (f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

  (g) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

  (h) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (i) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (j) Custodian bank--The Fund recorded an amount payable to the custodian bank resulting from a timing difference of security transaction settlements.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"), doing business as Mercury Advisors. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The company has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .50% of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% of the average daily value of the Fund's Class II net assets and .25% of the average daily value of the Fund's Class III net assets. For the six months ended June 30, 2005, the distribution fees were not accrued for Class II and Class III.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may,

--------------------------------------------------------------------------------

on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the six months ended June 30, 2005, MLIM, LLC received $301 in securities lending agent fees from the Fund.

  For the six months ended June 30, 2005, the Fund reimbursed MLIM $5,293 for certain accounting services.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.
  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, ML & Co., and/or MLIM, LLC.
3. INVESTMENTS:

Purchases and sales (including paydowns) of investments, excluding short-term securities, for the six months ended June 30, 2005 were $109,915,756 and $150,268,130, respectively.

  Transactions in options written for the six months ended June 30, 2005 were as follows:

------------------------------------------------------------------
                                             Number of    Premiums
Call Options Written                         Contracts    Received
------------------------------------------------------------------
Outstanding call options written,
 beginning of period.......................     20        $31,200
Options written............................      -              -
Options expired............................      -              -
Options closed.............................      -              -
                                                --        -------
Outstanding call options written,
 end of period.............................     20        $31,200
                                                ==        =======
------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets resulting from capital share transactions were $19,503,765 and $95,337,836 for the six months ended June 30, 2005 and the year ended December 31, 2004, respectively.

  Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------
Class I Shares for the Six Months Ended                   Dollar
June 30, 2005                              Shares         Amount
-------------------------------------------------------------------
Shares sold...........................      378,677    $  4,022,559
Shares issued to shareholders in
 reinvestment of dividends............      667,399       7,069,349
                                         ----------    ------------
Total issued..........................    1,046,076      11,091,908
Shares redeemed.......................   (2,887,344)    (30,595,719)
                                         ----------    ------------
Net decrease..........................   (1,841,268)   $(19,503,811)
                                         ==========    ============
-------------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended                      Dollar
December 31, 2004                      Shares          Amount
-----------------------------------------------------------------
Shares sold........................      723,572    $   7,740,343
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.....................    1,167,412       12,389,122
                                     -----------    -------------
Total issued.......................    1,890,984       20,129,465
Shares redeemed....................  (10,858,796)    (115,469,323)
                                     -----------    -------------
Net decrease.......................   (8,967,812)   $ (95,339,858)
                                     ===========    =============
-----------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Six Months Ended                    Dollar
June 30, 2005                                     Shares    Amount
------------------------------------------------------------------
Shares sold.....................................     --     $  --
Shares issued to shareholders in reinvestment of
 dividends......................................      2        23
                                                   ----     -----
Total issued....................................      2        23
                                                   ----     -----
Net increase....................................      2     $  23
                                                   ====     =====
------------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Period                              Dollar
September 30, 2004+ to December 31, 2004          Shares    Amount
------------------------------------------------------------------
Shares sold.....................................    93      $1,000
Shares issued to shareholders in reinvestment of
 dividends......................................     1          11
                                                    --      ------
Total issued....................................    94       1,011
                                                    --      ------
Net increase....................................    94      $1,011
                                                    ==      ======
------------------------------------------------------------------

+ Commencement of operations.

------------------------------------------------------------------
Class III Shares for the Six Months Ended                   Dollar
June 30, 2005                                     Shares    Amount
------------------------------------------------------------------
Shares sold.....................................     --     $  --
Shares issued to shareholders in reinvestment of
 dividends......................................      2        23
                                                   ----     -----
Total issued....................................      2        23
                                                   ----     -----
Net increase....................................      2     $  23
                                                   ====     =====
------------------------------------------------------------------

------------------------------------------------------------------
Class III Shares for the Period                             Dollar
September 30, 2004+ to December 31, 2004          Shares    Amount
------------------------------------------------------------------
Shares sold.....................................    93      $1,000
Shares issued to shareholders in reinvestment of
 dividends and distributions....................     1          11
                                                    --      ------
Total issued....................................    94       1,011
                                                    --      ------
Net increase....................................    94      $1,011
                                                    ==      ======
------------------------------------------------------------------

+ Commencement of operations.

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2005. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement

--------------------------------------------------------------------------------

bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended June 30, 2005.

6. SUBSEQUENT EVENT:

The Fund paid an ordinary income dividend in the amount of $.031860 per share on July 1, 2005 to shareholders of record on June 30, 2005.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury High Current Income V.I. Fund
A Discussion With Your Fund's Portfolio Manager
--------------------------------------------------------------------------------

  Following a volatile period for the high yield market, we intend to participate selectively in higher-quality new issues, where we believe better relative value exists.

HOW DID THE FUND PERFORM DURING THE PERIOD IN LIGHT OF THE EXISTING MARKET CONDITIONS?

  For the six-month period ended June 30, 2005, Mercury High Current Income V.I. Fund's Class I Shares returned -0.32%. For the same period, the Fund's benchmark, the Credit Suisse First Boston (CSFB) High Yield Index, returned +0.77%, and its comparable Lipper category of High Current Yield Funds had an average return of -0.08%. (Funds in this Lipper category seek high relative current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues.)

  The first half of 2005 was a volatile period for the high yield market. Credit spreads (the difference in yield offered by high yield securities compared to U.S. Treasury issues of comparable maturity) contracted to historically tight levels early in 2005 before giving way to a sharp correction in March. Negative earnings revisions by investment grade companies General Motors Corp. and Ford Motor Company, combined with fears of rising inflation, Treasury market volatility, and rumors of hedge fund losses, led to increased investor caution. High yield mutual funds experienced heavy outflows. April was another month of poor performance, prompted by further adverse developments in the automotive sector, as well as weak economic data. The correction ended in mid-May, as some favorable economic growth and inflation data, coupled with the resolution of GM's credit rating situation, seemed to calm investors. High yield mutual funds reported a $1 billion inflow for the last week of May. The market continued to advance in June, spurred by a rating upgrade for El Paso Corp. and asset sales at Calpine Corp., two bellwether high yield issuers.

WHAT FACTORS MOST INFLUENCED FUND PERFORMANCE?

  Adverse security selection and sector allocation hindered the Fund's performance versus the benchmark for the period. Security selection in packaging was weak, as several of our holdings in plastic packaging declined as the companies suffered severe profit margin erosion following a sharp spike in resin costs. Security selection was also poor in manufacturing, energy-other and utilities.

  Regarding sector allocation, an overweight position in airlines hindered Fund performance versus the benchmark as this sector was plagued by high fuel costs, labor strife and overcapacity. Our focus on secured instruments, such as enhanced equipment trust certificates, proved beneficial to performance. (An enhanced equipment trust certificate is a debt issue secured by a pool of collateral in the form of aircraft.)

  At the individual security level, a subordinated bond of Tekni-Plex, Inc., a plastic packaging producer, had the largest negative impact on the Fund's return. High resin costs and weak demand in the company's garden hose business squeezed its profits. Encouraging recent developments include an infusion of new equity and an easing of resin prices. Another bond that fell precipitously during the period was an issue of privately held EaglePicher Inc. This diversified industrial concern filed for bankruptcy amid severe operating problems in one of its automotive divisions. We believe the breakup value of the firm exceeds the current price of the bonds.

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

  Most significantly, we reduced the Fund's exposure to the energy-other and steel sectors from overweights relative to the CSFB High Yield Index to market weights. Three of our holdings in the energy-other sector were called prior to maturity. We decided to sell several holdings in the steel sector because we believed the extremely favorable fundamentals for the industry were unlikely to continue. We also made modest increases in our exposure to broadcasting and gaming, which generally are fairly stable sectors.

HOW WOULD YOU CHARACTERIZE THE FUND'S POSITION AT THE CLOSE OF THE PERIOD?

  At June 30, 2005, the Fund's heaviest overweights relative to the benchmark CSFB High Yield Index were in manufacturing and packaging. We favor manufacturing given the encouraging data from the Institute for Supply Management, which indicates that the industrial economy is expanding, albeit at a slower pace in recent months. We also like packaging because of its stable end markets--food & beverage and household products, such as detergent bottles. While the plastic packaging producers have experienced profit margin compression this year, it appears that resin costs are starting to ease.

  The Fund's most significant underweights at period-end were in health care, a sector that we believe offers little relative value, and telecommunication services, an industry plagued by intense competition. The Fund had an average Standard & Poor's credit rating of B at the end of the period, comparable to that of our benchmark. The cash position was approximately 5%

--------------------------------------------------------------------------------

of net assets. We intend to participate selectively in higher-quality new issues, as this is where we believe the best relative value can be found.

Robert Murray, CFA
Vice President and Portfolio Manager

July 13, 2005

---------------------------------------------------------

  Effective May 1, 2005, the name of the Fund was changed to Mercury High Current Income V.I. Fund of FAM Variable Series Funds, Inc. This change has no impact on the Fund's investment objective or its management team, nor does it result in a change to the Fund's symbol.

---------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury High Current Income V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                RETURN
--------------------------------------------------------------------
One Year Ended 6/30/05                                        +8.34%
--------------------------------------------------------------------
Five Years Ended 6/30/05                                      + 6.60
--------------------------------------------------------------------
Ten Years Ended 6/30/05                                       + 6.24
--------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury High Current Income V.I. Fund
Aggregate Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                 RETURN
----------------------------------------------------------------------
Inception (9/30/04) through 6/30/05                            +4.36%
----------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury High Current Income V.I. Fund
Aggregate Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                 RETURN
----------------------------------------------------------------------
Inception (9/30/04) through 6/30/05                            +4.36%
----------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury High Current Income V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                              6-MONTH         12-MONTH      STANDARDIZED
AS OF JUNE 30, 2005                                         TOTAL RETURN    TOTAL RETURN    30-DAY YIELD
--------------------------------------------------------------------------------------------------------
Class I Shares*                                                -0.32%          + 8.34%          7.92%
--------------------------------------------------------------------------------------------------------
Class II Shares*                                               -0.32               --             --
--------------------------------------------------------------------------------------------------------
Class III Shares*                                              -0.32               --             --
--------------------------------------------------------------------------------------------------------
Credit Suisse First Boston High Yield Index**                  +0.77           +10.10             --
--------------------------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns. Class II and Class III Shares commenced operations on 9/30/04. Returns do not show the effects of distribution fees (12(b)-1 fees) applicable to Class II and Class III Shares because these fees have not yet been charged. If such fees were included, returns shown would have been lower.

** This unmanaged market-weighted Index is comprised of 1,637 high yield debt securities rated BBB or lower.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury High Current Income V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2005 and held through June 30, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  EXPENSES PAID
                                                                 BEGINNING         ENDING       DURING THE PERIOD*
                                                               ACCOUNT VALUE    ACCOUNT VALUE   JANUARY 1, 2005 TO
                                                              JANUARY 1, 2005   JUNE 30, 2005     JUNE 30, 2005
------------------------------------------------------------------------------------------------------------------
ACTUAL
------------------------------------------------------------------------------------------------------------------
Class I                                                           $1,000          $  996.80           $2.87
------------------------------------------------------------------------------------------------------------------
Class II                                                          $1,000          $  996.80           $2.87
------------------------------------------------------------------------------------------------------------------
Class III                                                         $1,000          $  996.80           $2.87
------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
------------------------------------------------------------------------------------------------------------------
Class I                                                           $1,000          $1,021.92           $2.91
------------------------------------------------------------------------------------------------------------------
Class II                                                          $1,000          $1,021.92           $2.91
------------------------------------------------------------------------------------------------------------------
Class III                                                         $1,000          $1,021.92           $2.91
------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.58% for Class I, .58% for Class II and .58% for Class
    III), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Currently, Class II and Class III have money from an affiliated entity and are not accruing their distribution fees (12(b)-1 fees). If, during the period, the distribution fees were accrued, the actual expense ratios would have been approximately .73% and .83%, the actual expenses paid would have been approximately $3.61 and $4.11, and the hypothetical expenses paid would have been approximately $3.66 and $4.16 for Class II and Class III, respectively.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury High Current Income V.I. Fund
Portfolio Information as of June 30, 2005
--------------------------------------------------------------------------------

                                                                  PERCENT OF
QUALITY RATINGS BY S&P/MOODY'S                                 TOTAL INVESTMENTS
--------------------------------------------------------------------------------
BBB/Baa.....................................................          3.1%
BB/Ba.......................................................         18.7
B/B.........................................................         56.9
CCC/Caa.....................................................         13.2
NR (Not Rated)..............................................          0.8
Other*......................................................          7.3
--------------------------------------------------------------------------------

* Includes portfolio holdings in preferred securities, warrants and short-term investments.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury High Current Income V.I. Fund
Schedule of Investments as of June 30, 2005
--------------------------------------------------------------------------------

                                     FACE
INDUSTRY+                          AMOUNT                          CORPORATE BONDS                          VALUE
---------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--2.3%     $ 1,600,000      Armor Holdings, Inc., 8.25% due 8/15/2013..............  $  1,730,000
                                  450,000      DRS Technologies, Inc., 6.875% due 11/01/2013..........       465,750
                                  500,000      K&F Acquisition, Inc., 7.75% due 11/15/2014............       511,250
                                  275,000      Standard Aero Holdings, Inc., 8.25% due 9/01/2014 (e)..       290,125
                                1,375,000      Titan Corp., 8% due 5/15/2011..........................     1,474,688
                                  400,000      TransDigm, Inc., 8.375% due 7/15/2011..................       424,000
                                1,500,000      Vought Aircraft Industries, Inc., 8% due 7/15/2011.....     1,485,000
                                                                                                        ------------
                                                                                                           6,380,813
---------------------------------------------------------------------------------------------------------------------
AIRLINES--1.7%                  2,800,000      American Airlines, Inc. Class C, 7.80% due 4/01/2008...     2,660,901
                                2,339,249      Continental Airlines, Inc. Series 2001-1 Class C,
                                                 7.033% due 12/15/2012................................     1,964,314
                                                                                                        ------------
                                                                                                           4,625,215
---------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE--2.8%                  700,000      Advanced Accessory Systems LLC,10.75% due 6/15/2011....       563,500
                                2,150,000      Asbury Automotive Group, Inc., 8% due 3/15/2014........     2,074,750
                                1,525,000      Autocam Corp.,10.875% due 6/15/2014....................       991,250
                                  850,000      Cooper-Standard Automotive, Inc., 7% due 12/15/2012....       769,250
                                  750,000      Exide Technologies,10.50% due 3/15/2013 (e)............       600,000
                                  250,000      Keystone Automotive Operations, Inc., 9.75% due
                                                 11/01/2013...........................................       247,500
                                               Metaldyne Corp.:
                                1,455,000        11% due 6/15/2012....................................       942,112
                                1,000,000        10% due 11/01/2013 (e)...............................       820,000
                                  900,000      Tenneco Automotive, Inc., 8.625% due 11/15/2014........       904,500
                                                                                                        ------------
                                                                                                           7,912,862
---------------------------------------------------------------------------------------------------------------------
BROADCASTING--2.6%                750,000      Emmis Communications Corp., 9.314% due 6/15/2012
                                                 (e)(f)...............................................       763,125
                                  500,000      Entercom Radio LLC, 7.625% due 3/01/2014...............       521,250
                                  750,000      Granite Broadcasting Corp., 9.75% due 12/01/2010.......       697,500
                                  750,000      LIN Television Corporation, 6.50% due 5/15/2013........       712,500
                                1,750,000      Nextmedia Operating, Inc.,10.75% due 7/01/2011.........     1,900,938
                                  750,000      Radio One, Inc., 6.375% due 2/15/2013 (e)..............       737,813
                                  972,000      Salem Communications Holding Corp. Series B, 9% due
                                                 7/01/2011............................................     1,047,330
                                               Sinclair Broadcast Group, Inc.:
                                  500,000        8% due 3/15/2012.....................................       512,500
                                  500,000        Class A, 4.875% due 7/15/2018 (j)....................       453,750
                                                                                                        ------------
                                                                                                           7,346,706
---------------------------------------------------------------------------------------------------------------------
CABLE--INTERNATIONAL--0.1%        375,000      New Skies Satellites, BV, 9.125% due 11/01/2012 (e)           372,187
---------------------------------------------------------------------------------------------------------------------
CABLE--U.S.--1.9%               1,000,000      Charter Communications Holdings LLC, 10.75% due
                                                 10/01/2009...........................................       772,500
                                1,500,000      Charter Communications Holdings II LLC,10.25% due
                                                 9/15/2010............................................     1,516,875
                                               Intelsat Bermuda Ltd. (e):
                                1,500,000        7.794% due 1/15/2012 (f).............................     1,526,250
                                1,300,000        8.25% due 1/15/2013..................................     1,342,250
                                                                                                        ------------
                                                                                                           5,157,875
---------------------------------------------------------------------------------------------------------------------
CHEMICALS--4.3%                   860,000      BCP Caylux Holdings Luxembourg SCA, 9.625% due
                                                 6/15/2014 (e)........................................       963,200
                                  250,000      Crompton Corp., 9.164% due 8/01/2010 (f)...............       280,000
                                1,400,000      Huntsman International, LLC, 9.875% due 3/01/2009......     1,498,000
                                  500,000      ISP Chemco, Inc. Series B,10.25% due 7/01/2011.........       545,000
                                  250,000      Innophos, Inc., 8.875% due 8/15/2014 (e)...............       255,000
                                  675,000      Invista B.V., 9.25% due 5/01/2012 (e)..................       737,438
                                  500,000      MacDermid, Inc., 9.125% due 7/15/2011..................       538,750
                                  500,000      Nalco Co., 7.75% due 11/15/2011........................       532,500
                                1,500,000      NewMarket Corp., 8.875% due 5/01/2010..................     1,554,375
                                1,900,000      Omnova Solutions, Inc.,11.25% due 6/01/2010............     1,995,000

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury High Current Income V.I. Fund
Schedule of Investments as of June 30, 2005 (continued)
--------------------------------------------------------------------------------

                                     FACE
INDUSTRY+                          AMOUNT                          CORPORATE BONDS                          VALUE
---------------------------------------------------------------------------------------------------------------------
CHEMICALS (CONCLUDED)
                              $ 1,250,000      Rockwood Specialties Group, Inc.,10.625% due
                                                 5/15/2011............................................  $  1,378,125
                                  767,000      Terra Capital, Inc.,11.50% due 6/01/2010...............       874,380
                                  825,000      Westlake Chemical Corp., 8.75% due 7/15/2011...........       897,188
                                                                                                        ------------
                                                                                                          12,048,956
---------------------------------------------------------------------------------------------------------------------
CONSUMER--DURABLES--0.3%          325,000      Simmons Co., 7.875% due 1/15/2014......................       279,500
                                  610,000      Tempur-Pedic, Inc.,10.25% due 8/15/2010................       671,000
                                                                                                        ------------
                                                                                                             950,500
---------------------------------------------------------------------------------------------------------------------
CONSUMER--                        250,000      American Achievement Corp., 8.25% due 4/01/2012........       251,250
NON-DURABLES--3.3%
                                  650,000      Amscan Holdings, Inc., 8.75% due 5/01/2014.............       594,750
                                2,525,000      Chattem, Inc., 7% due 3/01/2014........................     2,607,062
                                  825,000      Church & Dwight Co., Inc., 6% due 12/15/2012...........       833,250
                                  775,000      Elizabeth Arden, Inc., 7.75% due 1/15/2014.............       807,937
                                  325,000      Hines Nurseries, Inc.,10.25% due 10/01/2011............       334,750
                                  300,000      North Atlantic Trading Co., 9.25% due 3/01/2012........       226,500
                                1,500,000      Playtex Products, Inc., 8% due 3/01/2011...............     1,603,125
                                2,000,000      Solo Cup Co., 8.50% due 2/15/2014......................     1,870,000
                                                                                                        ------------
                                                                                                           9,128,624
---------------------------------------------------------------------------------------------------------------------
DIVERSIFIED MEDIA--5.5%         1,525,000      CanWest Media, Inc., 8% due 9/15/2012..................     1,605,063
                                               Dex Media East LLC:
                                  400,000        9.875% due 11/15/2009................................       441,000
                                  334,000        12.125% due 11/15/2012...............................       399,965
                                               Dex Media West LLC:
                                2,800,000        8.50% due 8/15/2010..................................     3,052,000
                                1,484,000        9.875% due 8/15/2013.................................     1,691,760
                                2,100,000      Houghton Mifflin Co., 8.25% due 2/01/2011..............     2,178,750
                                  500,000      Lamar Media Corp., 7.25% due 1/01/2013.................       527,500
                                2,000,000      Liberty Media Corp., 0.75% due 3/30/2023 (j)...........     2,110,000
                                  800,000      Nebraska Book Co., Inc., 8.625% due 3/15/2012..........       746,000
                                  250,000      Universal City Florida Holding Co. I, 8.375% due
                                                 5/01/2010............................................       260,625
                                1,350,000      WDAC Subsidiary Corp., 8.375% due 12/01/2014 (e).......     1,289,250
                                  971,000      Yell Finance BV, 10.75% due 8/01/2011..................     1,070,528
                                                                                                        ------------
                                                                                                          15,372,441
---------------------------------------------------------------------------------------------------------------------
ENERGY--EXPLORATION &             450,000      Encore Acquisition Co., 6.25% due 4/15/2014............       455,625
PRODUCTION--2.0%
                                1,500,000      Plains Exploration & Production Co. Series B, 8.75% due
                                                 7/01/2012............................................     1,627,500
                                  750,000      Range Resources Corp., 6.375% due 3/15/2015............       746,250
                                  600,000      Stone Energy Corp., 6.75% due 12/15/2014...............       583,500
                                2,000,000      Western Oil Sands, Inc., 8.375% due 5/01/2012..........     2,277,500
                                                                                                        ------------
                                                                                                           5,690,375
---------------------------------------------------------------------------------------------------------------------
ENERGY--OTHER--3.5%               850,000      Aventine Renewable Energy Holdings, Inc., 9.41% due
                                                 12/15/2011 (e)(f)....................................       816,000
                                  725,000      Dresser-Rand Group, Inc., 7.375% due 11/01/2014 (e)....       754,000
                                1,200,000      Inergy LP, 6.875% due 12/15/2014 (e)...................     1,167,000
                                1,500,000      North American Energy Partners, Inc., 8.75% due
                                                 12/01/2011...........................................     1,290,000
                                1,000,000      Pacific Energy Partners, LP, 7.125% due 6/15/2014......     1,041,250
                                1,500,000      SESI LLC, 8.875% due 5/15/2011.........................     1,601,250
                                1,750,000      Star Gas Partners LP,10.25% due 2/15/2013..............     1,627,500
                                1,500,000      Suburban Propane Partners, LP, 6.875% due 12/15/2013...     1,425,000
                                                                                                        ------------
                                                                                                           9,722,000
---------------------------------------------------------------------------------------------------------------------
FINANCIAL--0.4%                 1,000,000      Refco Finance Holdings LLC, 9% due 8/01/2012...........     1,060,000
---------------------------------------------------------------------------------------------------------------------
FOOD & DRUG--0.3%                 825,000      Duane Reade, Inc., 7.91% due 12/15/2010 (e)(f).........       804,375
---------------------------------------------------------------------------------------------------------------------
FOOD & TOBACCO--3.7%              950,000      American Seafoods Group LLC,10.125% due 4/15/2010......     1,018,875
                                  119,205      Archibald Candy Corp.,10% due 11/01/2007 (b)...........        36,441

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury High Current Income V.I. Fund
Schedule of Investments as of June 30, 2005 (continued)
--------------------------------------------------------------------------------

                                     FACE
INDUSTRY+                          AMOUNT                          CORPORATE BONDS                          VALUE
---------------------------------------------------------------------------------------------------------------------
FOOD & TOBACCO (CONCLUDED)
                                               Commonwealth Brands, Inc. (e):
                              $ 1,300,000        9.75% due 4/15/2008..................................  $  1,368,250
                                2,000,000        10.625% due 9/01/2008................................     2,105,000
                                               Del Monte Corp.:
                                  475,000        8.625% due 12/15/2012................................       522,500
                                  325,000        6.75% due 2/15/2015 (e)..............................       331,500
                                1,200,000      Doane Pet Care Co.,10.75% due 3/01/2010................     1,269,000
                                  151,000      Dole Food Co., Inc., 8.875% due 3/15/2011..............       161,192
                                  273,000      Domino's, Inc., 8.25% due 7/01/2011....................       290,745
                                1,375,000      Merisant Co.,10.25% due 7/15/2013 (e)..................       976,250
                                1,000,000      New World Pasta Co., 9.25% due 2/15/2009 (b)...........        70,000
                                1,000,000      Smithfield Foods, Inc. Series B, 8% due 10/15/2009.....     1,080,000
                                1,725,000      Tabletop Holdings Inc., 12.25% due 5/15/2014 (d)(e)....       603,750
                                  575,000      The Wornick Co., 10.875% due 7/15/2011.................       583,625
                                                                                                        ------------
                                                                                                          10,417,128
---------------------------------------------------------------------------------------------------------------------
GAMING--3.1%                    1,125,000      Boyd Gaming Corp., 8.75% due 4/15/2012.................     1,222,031
                                  475,000      Choctaw Resort Development Enterprise, 7.25% due
                                                 11/15/2019 (e).......................................       473,812
                                  425,000      Global Cash Access LLC, 8.75% due 3/15/2012............       462,187
                                1,100,000      Herbst Gaming, Inc., 7% due 11/15/2014.................     1,108,250
                                  775,000      Majestic Star Casino LLC, 9.50% due 10/15/2010.........       798,250
                                1,000,000      Mohegan Tribal Gaming Authority, 6.125% due 2/15/2013
                                                 (e)..................................................     1,010,000
                                  625,000      Penn National Gaming, Inc., 6.75% due 3/01/2015 (e)....       620,313
                                1,600,000      Pinnacle Entertainment, Inc., 8.75% due 10/01/2013.....     1,696,000
                                  250,000      Premier Entertainment Biloxi LLC, 10.75% due
                                                 2/01/2012............................................       242,500
                                1,000,000      Wynn Las Vegas LLC, 6.625% due 12/01/2014..............       972,500
                                                                                                        ------------
                                                                                                           8,605,843
---------------------------------------------------------------------------------------------------------------------
HEALTHCARE--2.8%
                                               Alpharma, Inc.:
                                  800,000        3% due 6/01/2006 (j).................................     1,016,000
                                  275,000        8.625% due 5/01/2011 (e).............................       268,812
                                  425,000      Concentra Operating Corp., 9.125% due 6/01/2012........       450,500
                                               DaVita, Inc. (e):
                                1,000,000        6.625% due 3/15/2013.................................     1,032,500
                                1,000,000        7.25% due 3/15/2015..................................     1,027,500
                                1,350,000      Elan Finance Plc, 7.75% due 11/15/2011 (e).............     1,154,250
                                  750,000      Select Medical Corp., 7.625% due 2/01/2015 (e).........       742,500
                                  925,000      Triad Hospitals, Inc., 7% due 11/15/2013...............       950,438
                                  350,000      VWR International, Inc., 6.875% due 4/15/2012..........       344,750
                                  725,000      Vanguard Health Holding Co. II LLC, 9% due 10/01/2014..       783,000
                                                                                                        ------------
                                                                                                           7,770,250
---------------------------------------------------------------------------------------------------------------------
HOUSING--2.5%                   1,500,000      Builders Firstsource, Inc., 7.518% due 2/15/2012
                                                 (e)(f)...............................................     1,492,500
                                               Building Materials Corp. of America:
                                  900,000        7.75% due 7/15/2005..................................       897,750
                                  400,000        8% due 12/01/2008....................................       396,000
                                  350,000      Compression Polymers Holding Corp.,10.50% due 7/01/2013
                                                 (e)..................................................       350,000
                                1,500,000      Forest City Enterprises, Inc., 7.625% due 6/01/2015....     1,605,000
                                               Goodman Global Holding Co., Inc. (e):
                                  325,000        6.41% due 6/15/2012 (f)..............................       320,125
                                  750,000        7.875% due 12/15/2012................................       693,750
                                  425,000      MAAX Corp., 9.75% due 6/15/2012........................       375,062
                                  325,000      Texas Industries, Inc., 7.25% due 7/15/2013 (e)........       333,125
                                  675,000      US Concrete, Inc., 8.375% due 4/01/2014................       634,500
                                                                                                        ------------
                                                                                                           7,097,812
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury High Current Income V.I. Fund
Schedule of Investments as of June 30, 2005 (continued)
--------------------------------------------------------------------------------

                                     FACE
INDUSTRY+                          AMOUNT                          CORPORATE BONDS                          VALUE
---------------------------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--2.1%  $ 2,000,000      Advanced Micro Devices, Inc., 7.75% due 11/01/2012.....  $  1,970,000
                                               MagnaChip SemiConductor SA (e):
                                1,175,000        6.66% due 12/15/2011 (f).............................     1,163,250
                                  250,000        8% due 12/15/2014....................................       240,000
                                  675,000      Telcordia Technologies Inc.,10% due 3/15/2013 (e)......       631,125
                                1,875,000      Viasystems, Inc.,10.50% due 1/15/2011..................     1,725,000
                                                                                                        ------------
                                                                                                           5,729,375
---------------------------------------------------------------------------------------------------------------------
LEISURE--2.4%                     959,000      Felcor Lodging LP, 9% due 6/01/2011....................     1,047,708
                                1,500,000      Host Marriott LP, 6.375% due 3/15/2015 (e).............     1,485,000
                                1,625,000      John Q. Hammons Hotels, LP, 8.875% due 5/15/2012.......     1,771,250
                                2,500,000      True Temper Sports, Inc., 8.375% due 9/15/2011.........     2,318,750
                                                                                                        ------------
                                                                                                           6,622,708
---------------------------------------------------------------------------------------------------------------------
MANUFACTURING--9.3%               500,000      Aearo Co., 8.25% due 4/15/2012.........................       500,000
                                  475,000      Airgas, Inc., 9.125% due 10/01/2011....................       513,000
                                1,175,000      Altra Industrial Motion, Inc., 9% due 12/01/2011 (e)...     1,110,375
                                  750,000      CPI Holdco, Inc., 8.83% due 2/01/2015 (e)(f)...........       735,356
                                2,500,000      Case New Holland, Inc., 9.25% due 8/01/2011............     2,625,000
                                1,000,000      Columbus McKinnon Corp.,10% due 8/01/2010..............     1,085,000
                                1,750,000      Douglas Dynamics LLC, 7.75% due 1/15/2012 (e)..........     1,715,000
                                  325,000      ERICO International Corp., 8.875% due 3/01/2012........       329,875
                                3,150,000      EaglePicher Inc., 9.75% due 9/01/2013 (b)..............     2,173,500
                                1,500,000      FastenTech, Inc.,11.50% due 5/01/2011..................     1,627,500
                                1,000,000      Invensys Plc, 9.875% due 3/15/2011 (e).................       955,000
                                  750,000      Itron, Inc., 7.75% due 5/15/2012.......................       768,750
                                1,000,000      JLG Industries, Inc., 8.25% due 5/01/2008..............     1,047,500
                                1,200,000      Mueller Group, Inc.,10% due 5/01/2012..................     1,260,000
                                  250,000      NSP Holdings LLC,11.75% due 1/01/2012 (a)..............       272,500
                                1,500,000      Propex Fabrics, Inc.,10% due 12/01/2012................     1,425,000
                                1,850,000      Sensus Metering Systems, Inc., 8.625% due 12/15/2013...     1,720,500
                                1,500,000      Superior Essex Communications LLC, 9% due 4/15/2012....     1,485,000
                                  500,000      Trimas Corp., 9.875% due 6/15/2012.....................       420,000
                                2,600,000      Trinity Industries, Inc., 6.50% due 3/15/2014..........     2,587,000
                                  500,000      Valmont Industries, Inc., 6.875% due 5/01/2014.........       500,000
                                1,000,000      Wolverine Tube, Inc.,10.50% due 4/01/2009..............       950,000
                                                                                                        ------------
                                                                                                          25,805,856
---------------------------------------------------------------------------------------------------------------------
METAL--OTHER--1.0%                350,000      Aleris International, Inc., 9% due 11/15/2014 (e)......       362,250
                                  900,000      Foundation PA Coal Co., 7.25% due 8/01/2014............       945,000
                                  750,000      Luscar Coal Ltd, 9.75% due 10/15/2011..................       825,000
                                  750,000      Novelis, Inc., 7.25% due 2/15/2015 (e).................       752,813
                                                                                                        ------------
                                                                                                           2,885,063
---------------------------------------------------------------------------------------------------------------------
PACKAGING--8.5%                   750,000      Anchor Glass Container Corp.,11% due 2/15/2013.........       585,000
                                               Consolidated Container Co. LLC:
                                1,425,000        10.75% due 6/15/2009 (d).............................     1,097,250
                                4,000,000        10.125% due 7/15/2009................................     3,080,000
                                  250,000      Constar International, Inc., 6.643% due 2/15/2012
                                                 (e)(f)...............................................       238,750
                                               Crown European Holdings SA:
                                  875,000        9.50% due 3/01/2011..................................       966,875
                                  400,000        10.875% due 3/01/2013................................       470,000
                                               Graham Packaging Co., Inc. (e):
                                  300,000        8.50% due 10/15/2012.................................       303,000
                                  300,000        9.875% due 10/15/2014................................       300,750
                                               Owens-Brockway:
                                1,000,000        8.875% due 2/15/2009.................................     1,062,500
                                  500,000        8.25% due 5/15/2013..................................       543,125
                                2,750,000      Owens-Illinois, Inc., 8.10% due 5/15/2007..............     2,860,000
                                1,325,000      Plastipak Holdings, Inc.,10.75% due 9/01/2011..........     1,460,813

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury High Current Income V.I. Fund
Schedule of Investments as of June 30, 2005 (continued)
--------------------------------------------------------------------------------

                                     FACE
INDUSTRY+                          AMOUNT                          CORPORATE BONDS                          VALUE
---------------------------------------------------------------------------------------------------------------------
PACKAGING (CONCLUDED)
                                               Pliant Corp.:
                              $ 1,701,967        11.625% due 6/15/2009 (a)(e).........................  $  1,812,467
                                2,750,000        13% due 6/01/2010....................................     2,227,500
                                               Tekni-Plex, Inc.:
                                4,500,000        12.75% due 6/15/2010.................................     3,082,500
                                1,150,000        8.75% due 11/15/2013 (e).............................     1,020,625
                                               US Can Corp.:
                                  650,000        10.875% due 7/15/2010................................       677,625
                                1,400,000        12.375% due 10/01/2010...............................     1,305,500
                                  700,000      Wise Metals Group LLC,10.25% due 5/15/2012.............       588,000
                                                                                                        ------------
                                                                                                          23,682,280
---------------------------------------------------------------------------------------------------------------------
PAPER--3.0%                       500,000      Abitibi-Consolidated, Inc., 8.375% due 4/01/2015.......       510,000
                                  850,000      Ainsworth Lumber Co. Ltd., 7.25% due 10/01/2012........       809,625
                                               Boise Cascade LLC (e):
                                  250,000        6.016% due 10/15/2012 (f)............................       252,500
                                  325,000        7.125% due 10/15/2014................................       319,312
                                  200,000      Bowater, Inc., 6.50% due 6/15/2013.....................       197,500
                                  750,000      Caraustar Industries, Inc., 9.875% due 4/01/2011.......       755,625
                                  750,000      Cascades, Inc., 7.25% due 2/15/2013 (e)................       733,125
                                  875,000      Graphic Packaging International Corp., 8.50% due
                                                 8/15/2011............................................       901,250
                                  500,000      JSG Funding Plc, 9.625% due 10/01/2012.................       500,000
                                  525,000      Millar Western Forest Products Ltd., 7.75% due
                                                 11/15/2013...........................................       492,187
                                1,200,000      Norampac, Inc., 6.75% due 6/01/2013....................     1,203,000
                                1,525,000      Norske Skog Canada Ltd. Series D, 8.625% due
                                                 6/15/2011............................................     1,572,656
                                                                                                        ------------
                                                                                                           8,246,780
---------------------------------------------------------------------------------------------------------------------
SERVICE--5.1%                     250,000      ALH Finance LLC, 8.50% due 1/15/2013...................       229,062
                                               Allied Waste North America, Inc.:
                                  900,000        7.875% due 4/15/2013.................................       920,250
                                1,000,000        Series B, 7.375% due 4/15/2014.......................       925,000
                                  625,000      Buhrmann US, Inc., 8.25% due 7/01/2014.................       625,000
                                  850,000      Carriage Services, Inc., 7.875% due 1/15/2015 (e)......       896,750
                                  635,000      Coinmach Corp., 9% due 2/01/2010.......................       650,875
                                  275,000      Corrections Corp. of America, 7.50% due 5/01/2011......       286,344
                                2,000,000      The Geo Group, Inc. 8.25% due 7/15/2013................     1,930,000
                                1,500,000      Great Lakes Dredge & Dock Corp., 7.75% due
                                                 12/15/2013...........................................     1,136,250
                                  250,000      HydroChem Industrial Services, Inc., 9.25% due
                                                 2/15/2013 (e)........................................       231,250
                                  925,000      MSW Energy Holdings II LLC, 7.375% due 9/01/2010.......       948,125
                                               United Rentals North America, Inc.:
                                  500,000        6.50% due 2/15/2012..................................       491,875
                                3,250,000        7% due 2/15/2014.....................................     3,095,625
                                1,350,000      Waste Services, Inc., 9.50% due 4/15/2014 (e)..........     1,336,500
                                  400,000      Williams Scotsman, Inc.,10% due 8/15/2008..............       442,052
                                                                                                        ------------
                                                                                                          14,144,958
---------------------------------------------------------------------------------------------------------------------
STEEL--0.9%                     1,250,000      Ucar Finance, Inc.,10.25% due 2/15/2012................     1,315,625
                                1,060,000      United States Steel Corp., 9.75% due 5/15/2010.........     1,144,800
                                                                                                        ------------
                                                                                                           2,460,425
---------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS--1.7%           98,000      Alaska Communications Systems Holdings, Inc., 9.875%
                                                 due 8/15/2011........................................       103,880
                                1,000,000      Cincinnati Bell, Inc., 7% due 2/15/2015 (e)............       977,500
                                  475,000      Inmarsat Finance Plc, 7.625% due 6/30/2012.............       501,125
                                  500,000      Qwest Communications International, Inc., 7.75% due
                                                 2/15/2014............................................       473,125

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury High Current Income V.I. Fund
Schedule of Investments as of June 30, 2005 (continued)
--------------------------------------------------------------------------------

                                     FACE
INDUSTRY+                          AMOUNT                          CORPORATE BONDS                          VALUE
---------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS
(CONCLUDED)
                              $   750,000      Qwest Corp., 6.671% due 6/15/2013 (e)(f)...............  $    767,813
                                1,750,000      Tele Norte Leste Participacoes SA Series B, 8% due
                                                 12/18/2013...........................................     1,802,500
                                                                                                        ------------
                                                                                                           4,625,943
---------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--1.4%              550,000      OMI Corp., 7.625% due 12/01/2013.......................       547,938
                                1,500,000      Overseas Shipholding Group, 8.25% due 3/15/2013........     1,567,500
                                  925,000      Progress Rail Services Corp., 7.75% due 4/01/2012(e)...       936,563
                                1,000,000      Titan Petrochemicals Group Ltd., 8.50% due 3/18/2012...       910,000
                                                                                                        ------------
                                                                                                           3,962,001
---------------------------------------------------------------------------------------------------------------------
UTILITY--9.9%
                                               The AES Corp.:
                                  566,000        8.75% due 6/15/2008..................................       609,865
                                  674,000        9.375% due 9/15/2010.................................       763,305
                                1,000,000        8.75% due 5/15/2013 (e)..............................     1,117,500
                                4,000,000      AES Drax Energy Ltd Series B,11.50% due 8/30/2010
                                                 (b)..................................................         4,000
                                1,512,037      AES Eastern Energy LP Series 1999-A, 9% due
                                                 1/02/2017............................................     1,753,963
                                  500,000      AES Gener SA, 7.50% due 3/25/2014......................       508,086
                                4,120,566      Caithness Coso Funding Corp. Series B, 9.05% due
                                                 12/15/2009...........................................     4,419,307
                                               Calpine Corp.:
                                2,000,000        8.75% due 7/15/2007..................................     1,560,000
                                  500,000        8.50% due 7/15/2010 (e)..............................       385,000
                                  400,000      Colorado Interstate Gas Co., 5.95% due 3/15/2015 (e)...       394,353
                                2,331,000      ESI Tractebel Acquisition Corp. Series B, 7.99% due
                                                 12/30/2011...........................................     2,478,105
                                  500,000      FPL Energy National Wind, 6.125% due 3/25/2019 (e).....       485,260
                                  871,000      NRG Energy, Inc., 8% due 12/15/2013 (e)................       918,905
                                3,000,000      Nevada Power Co., 9% due 8/15/2013.....................     3,375,000
                                  475,000      NorthWestern Corp., 5.875% due 11/01/2014 (e)..........       486,875
                                1,150,000      Reliant Energy, Inc., 6.75% due 12/15/2014.............     1,124,125
                                1,750,000      SEMCO Energy, Inc., 7.75% due 5/15/2013................     1,826,678
                                  325,000      Southern Natural Gas Co., 8.875% due 3/15/2010.........       356,502
                                3,000,000      Southern Star Central Corp., 8.50% due 8/01/2010.......     3,150,000
                                  750,000      Tenaska Alabama Partners LP, 7% due 6/30/2021 (e)......       759,375
                                1,000,000      Transcontinental Gas Pipe Line Corp. Series B, 7% due
                                                 8/15/2011............................................     1,077,500
                                                                                                        ------------
                                                                                                          27,553,704
---------------------------------------------------------------------------------------------------------------------
WIRELESS                          427,000      American Tower Corp., 9.375% due 2/01/2009.............       447,816
COMMUNICATIONS--2.2%
                                1,350,000      American Towers, Inc., 7.25% due 12/01/2011............     1,424,250
                                  875,000      Centennial Cellular Operating Co. LLC,10.125% due
                                                 6/15/2013............................................       988,750
                                               Rogers Wireless Communications, Inc.:
                                  250,000        6.535% due 12/15/2010 (f)............................       260,625
                                1,500,000        6.375% due 3/01/2014.................................     1,526,250
                                  390,000      SBA Telecommunications, Inc., 9.75% due 12/15/2011
                                                 (d)..................................................       358,800
                                1,000,000      UbiquiTel Operating Co., 9.875% due 3/01/2011..........     1,097,500
                                                                                                        ------------
                                                                                                           6,103,991
---------------------------------------------------------------------------------------------------------------------
                                               TOTAL CORPORATE BONDS
                                               (COST--$258,139,400)--90.6%............................   252,287,046
---------------------------------------------------------------------------------------------------------------------
                                                                PREFERRED SECURITIES
---------------------------------------------------------------------------------------------------------------------
                                   SHARES
                                     HELD                         PREFERRED STOCKS
---------------------------------------------------------------------------------------------------------------------
BROADCASTING--0.4%                 24,000      Emmis Communications Corp. Class A, 6.25% (j)..........     1,003,920
---------------------------------------------------------------------------------------------------------------------
CABLE--INTERNATIONAL--0.0%             47      PTV, Inc. Series A, 10% (c)............................            94
---------------------------------------------------------------------------------------------------------------------
                                               TOTAL PREFERRED STOCKS (COST--$1,006,957)--0.4%........     1,004,014
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury High Current Income V.I. Fund
Schedule of Investments as of June 30, 2005 (continued)
--------------------------------------------------------------------------------

                                                                PREFERRED SECURITIES
---------------------------------------------------------------------------------------------------------------------
                                     FACE
INDUSTRY+                          AMOUNT                         TRUST PREFERREDS                          VALUE
---------------------------------------------------------------------------------------------------------------------
STEEL--1.2%                   $ 3,000,000      United States Steel LLC, 10% due 12/31/2031............  $  3,439,511
---------------------------------------------------------------------------------------------------------------------
                                               TOTAL TRUST PREFERREDS
                                               (COST--$2,810,000)--1.2%...............................     3,439,511
---------------------------------------------------------------------------------------------------------------------
                                               TOTAL PREFERRED SECURITIES (COST--$3,816,957)--1.6%....     4,443,525
---------------------------------------------------------------------------------------------------------------------
                                   SHARES
                                     HELD                           WARRANTS (G)
---------------------------------------------------------------------------------------------------------------------
CABLE--INTERNATIONAL--0.0%         22,461      NTL, Inc. (expires 1/13/2011)..........................        22,034
---------------------------------------------------------------------------------------------------------------------
PACKAGING--0.0%                     4,000      Pliant Corp. (expires 6/01/2010).......................            40
---------------------------------------------------------------------------------------------------------------------
SERVICE--0.0%
                                               Maxim Crane Works Holdings, Inc.:
                                    1,511        Series B-1 (expires 1/20/2010).......................           756
                                    1,543        Series B-2 (expires 1/20/2010).......................           386
                                   15,602        Series B-3 (expires 1/20/2010).......................         1,560
                                                                                                        ------------
                                                                                                               2,702
---------------------------------------------------------------------------------------------------------------------
                                               TOTAL WARRANTS (COST--$25,162)--0.0%...................        24,776
---------------------------------------------------------------------------------------------------------------------
                               BENEFICIAL
                                 INTEREST                        OTHER INTERESTS (H)
---------------------------------------------------------------------------------------------------------------------
AIRLINES--1.1%                $ 7,560,480      US Airways Group, Inc. (Certificate of Beneficial
                                                 Interest)............................................     3,024,192
---------------------------------------------------------------------------------------------------------------------
                                               TOTAL OTHER INTERESTS
                                               (COST--$2,041,330)--1.1%...............................     3,024,192
---------------------------------------------------------------------------------------------------------------------
                                                                SHORT-TERM SECURITIES
---------------------------------------------------------------------------------------------------------------------
                              $12,460,508      Merrill Lynch Liquidity Series, LLC Cash Sweep Series I
                                                 (i)..................................................    12,460,508
---------------------------------------------------------------------------------------------------------------------
                                               TOTAL SHORT-TERM SECURITIES
                                               (COST--$12,460,508)--4.5%..............................    12,460,508
---------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS
                                               (COST--$276,483,357*)--97.8%...........................   272,240,047
                                               OTHER ASSETS LESS LIABILITIES--2.2%....................     6,244,991
                                                                                                        ------------
                                               NET ASSETS--100.0%.....................................  $278,485,038
                                                                                                        ============
---------------------------------------------------------------------------------------------------------------------

+ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

* The cost and unrealized appreciation (depreciation) of investments as of June 30, 2005, as computed for federal income tax purposes, were as follows:

Aggregate cost..............................................   $276,428,238
                                                               ============
Gross unrealized appreciation...............................   $ 11,179,937
Gross unrealized depreciation...............................    (15,368,128)
                                                               ------------
Net unrealized depreciation.................................   $ (4,188,191)
                                                               ============

(a) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.

(b) Non-income producing security; issuer filed for bankruptcy or is in default of interest payments.

(c)  Non-income producing security.

(d) Represents a step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

(e) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(f)  Floating rate note.

(g) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(h) Other interests represent beneficial interest in liquidation trusts and other reorganization entities.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury High Current Income V.I. Fund
Schedule of Investments as of June 30, 2005 (concluded)
--------------------------------------------------------------------------------

(i) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

------------------------------------------------------------------------------------
                                                                  NET       INTEREST
AFFILIATE                                                       ACTIVITY     INCOME
------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....   $3,759,785   $115,024
------------------------------------------------------------------------------------

(j)  Convertible security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury High Current Income V.I. Fund
Statement of Assets and Liabilities as of June 30, 2005
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (identified
  cost--$264,022,849).......................................                   $ 259,779,539
Investments in affiliated securities, at value (identified
  cost--$12,460,508)........................................                      12,460,508
Cash........................................................                         181,950
Receivables:
  Interest (including $1,051 from affiliates)...............  $   5,102,737
  Securities sold...........................................      2,524,593
  Dividends.................................................         18,750
  Capital shares sold.......................................            100        7,646,180
                                                              -------------
Prepaid expenses and other assets...........................                         270,733
                                                                               -------------
Total assets................................................                     280,338,910
                                                                               -------------
---------------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................      1,420,275
  Capital shares redeemed...................................        285,357
  Investment adviser........................................         99,507
  Other affiliates..........................................          3,620        1,808,759
                                                              -------------
Accrued expenses and other liabilities......................                          45,113
                                                                               -------------
Total liabilities...........................................                       1,853,872
                                                                               -------------
---------------------------------------------------------------------------------------------
NET ASSETS..................................................                   $ 278,485,038
                                                                               =============
---------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 200,000,000
  shares authorized.........................................                   $   3,583,064
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                              13
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                              13
Paid-in capital in excess of par............................                     473,248,432
Undistributed investment income--net........................  $   2,316,954
Accumulated realized capital losses--net....................   (196,420,128)
Unrealized depreciation--net................................     (4,243,310)
                                                              -------------
Total accumulated losses--net...............................                    (198,346,484)
                                                                               -------------
NET ASSETS..................................................                   $ 278,485,038
                                                                               =============
---------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $278,482,950 and 35,830,640
  shares outstanding........................................                   $        7.77
                                                                               =============
Class II--Based on net assets of $1,044 and 134.14 shares
  outstanding...............................................                   $        7.78
                                                                               =============
Class III--Based on net assets of $1,044 and 134.14 shares
  outstanding...............................................                   $        7.78
                                                                               =============
---------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury High Current Income V.I. Fund
Statement of Operations for the Year Ended June 30, 2005
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest (including $115,024 from affiliates)...............                 $ 12,009,616
Other.......................................................                      466,503
                                                                             ------------
Total income................................................                   12,476,119
                                                                             ------------
------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $   709,595
Accounting services.........................................       65,351
Professional fees...........................................       19,797
Custodian fees..............................................       14,834
Pricing services............................................       13,790
Printing and shareholder reports............................       13,718
Directors' fees and expenses................................        8,102
Transfer agent fees.........................................        2,500
Other.......................................................        7,156
                                                              -----------
Total expenses..............................................                      854,843
                                                                             ------------
Investment income--net......................................                   11,621,276
                                                                             ------------
------------------------------------------------------------------------------------------
Realized gain (loss) on:
  Investments--net..........................................   (7,911,262)
  Futures contracts and swaps--net..........................       34,674      (7,876,588)
                                                              -----------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   (5,166,140)
  Future contracts and swaps--net...........................      (56,206)     (5,222,346)
                                                              -----------    ------------
Total realized and unrealized loss--net.....................                  (13,098,934)
                                                                             ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $ (1,477,658)
                                                                             ============
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury High Current Income V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                              FOR THE SIX      FOR THE
                                                              MONTHS ENDED    YEAR ENDED
                                                                JUNE 30,     DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                2005           2004
-----------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $11,621,276    $ 25,179,271
Realized loss--net..........................................   (7,876,588)       (446,111)
Change in unrealized appreciation/depreciation--net.........   (5,222,346)     11,115,086
                                                              ------------   ------------
Net increase (decrease) in net assets resulting from
  operations................................................   (1,477,658)     35,848,246
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................  (12,202,517)    (25,105,807)
  Class II..................................................          (42)            (19)
  Class III.................................................          (42)            (19)
                                                              ------------   ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................  (12,202,601)    (25,105,845)
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................  (26,200,077)    (28,004,370)
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................  (39,880,336)    (17,261,969)
Beginning of period.........................................  318,365,374     335,627,343
                                                              ------------   ------------
End of period*..............................................  $278,485,038   $318,365,374
                                                              ============   ============
-----------------------------------------------------------------------------------------
* Undistributed investment income--net......................  $ 2,316,954    $  2,898,279
                                                              ============   ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury High Current Income V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                                  CLASS I
                                                        ------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE             FOR THE SIX          FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE           MONTHS ENDED    --------------------------------------------
FINANCIAL STATEMENTS.                                   JUNE 30, 2005     2004        2003        2002        2001
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................    $   8.12      $   7.86    $   6.69    $   7.53    $   8.06
                                                          --------      --------    --------    --------    --------
Investment income--net***.............................         .31           .62         .60         .68         .88
Realized and unrealized gain (loss)--net..............        (.34)          .25        1.20        (.80)       (.55)
                                                          --------      --------    --------    --------    --------
Total from investment operations......................        (.03)          .87        1.80        (.12)        .33
                                                          --------      --------    --------    --------    --------
Less dividends from investment income--net............        (.32)         (.61)       (.63)       (.72)       (.86)
                                                          --------      --------    --------    --------    --------
Net asset value, end of period........................    $   7.77      $   8.12    $   7.86    $   6.69    $   7.53
                                                          ========      ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share....................       (.32%)+      11.68%      28.28%      (1.39%)      4.01%
                                                          ========      ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................        .58%*         .57%        .56%        .57%        .58%
                                                          ========      ========    ========    ========    ========
Investment income--net................................       7.90%*        7.77%       8.15%       9.75%      10.82%
                                                          ========      ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..............    $278,483      $318,363    $335,627    $274,534    $364,723
                                                          ========      ========    ========    ========    ========
Portfolio turnover....................................      13.05%        55.07%      78.45%      51.73%      32.01%
                                                          ========      ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury High Current Income V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                           CLASS II
                                                              -----------------------------------
                                                              FOR THE SIX       FOR THE PERIOD
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                  MONTHS ENDED   SEPTEMBER 30, 2004++
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                   JUNE 30,       TO DECEMBER 31,
FINANCIAL STATEMENTS.                                             2005               2004
-------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................    $   8.13           $   7.91
                                                                --------           --------
Investment income--net***...................................         .31                .16
Realized and unrealized gain (loss)--net....................        (.34)               .21
                                                                --------           --------
Total from investment operations............................        (.03)               .37
                                                                --------           --------
Less dividends from investment income--net..................        (.32)              (.15)
                                                                --------           --------
Net asset value, end of period..............................    $   7.78           $   8.13
                                                                ========           ========
-------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................       (.32%)+            4.70%+
                                                                ========           ========
-------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................        .58%*              .57%*
                                                                ========           ========
Investment income--net......................................       7.97%*             7.75%*
                                                                ========           ========
-------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................    $      1           $      1
                                                                ========           ========
Portfolio turnover..........................................      13.05%             55.07%
                                                                ========           ========
-------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Aggregate total investment return.

++  Commencement of operations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury High Current Income V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                           CLASS III
                                                              -----------------------------------
                                                              FOR THE SIX       FOR THE PERIOD
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                  MONTHS ENDED   SEPTEMBER 30, 2004++
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                   JUNE 30,       TO DECEMBER 31,
FINANCIAL STATEMENTS.                                             2005               2004
-------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................    $   8.13           $   7.91
                                                                --------           --------
Investment income--net***...................................         .31                .16
Realized and unrealized gain (loss)--net....................        (.34)               .21
                                                                --------           --------
Total from investment operations............................        (.03)               .37
                                                                --------           --------
Less dividends from investment income--net..................        (.32)              (.15)
                                                                --------           --------
Net asset value, end of period..............................    $   7.78           $   8.13
                                                                ========           ========
-------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................       (.32%)+            4.70%+
                                                                ========           ========
-------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................        .58%*              .57%*
                                                                ========           ========
Investment income--net......................................       7.97%*             7.75%*
                                                                ========           ========
-------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................    $      1           $      1
                                                                ========           ========
Portfolio turnover..........................................      13.05%             55.07%
                                                                ========           ========
-------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Aggregate total investment return.

++  Commencement of operations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury High Current Income V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

FAM Variable Series Funds, Inc. (formerly Merrill Lynch Variable Series Funds, Inc.) (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, which are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Mercury High Current Income V.I. Fund (formerly Merrill Lynch High Current Income V.I. Fund) (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. The Fund offers multiple classes of shares. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sales price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair valuations received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  Equity securities that are held by the Fund, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such

--------------------------------------------------------------------------------

times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Company's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Swaps--The Fund may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

  (e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions from capital gains are recorded on the ex-dividend dates.

  (f) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (g) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash

--------------------------------------------------------------------------------

collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"), doing business as Mercury Advisors. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the aggregate daily value of net assets of the Fund and the Company's Mercury Core Bond V.I. Fund at the following annual rates: .55% of such average daily net assets not exceeding $250 million; .50% of such average daily net assets in excess of $250 million but not more than $500 million; .45% of such average daily net assets in excess of $500 million but not more than $750 million; and .40% of such average daily net assets in excess of $750 million. For the six months ended June 30, 2005, the aggregate average daily net assets of the Fund and the Company's Mercury Core Bond V.I. Fund was approximately $913,652,000. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Company. There is no increase in the aggregate fees paid by the Company for these services.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% of the average daily value of the Fund's Class II net assets and .25% of the average daily value of the Fund's Class III net assets. For the six months ended June 30, 2005, the distribution fees were not accrued for Class II and Class III.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates.

  For the six months ended June 30, 2005, the Fund reimbursed MLIM $5,874 for certain accounting services.

  In addition, for the six months ended June 30, 2005, MLPF&S earned $2,000 in commissions on the execution of portfolio security transactions.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, ML & Co., and/or MLIM, LLC.

3. INVESTMENTS:

Purchases and sales (including paydowns) of investments, excluding short-term securities, for the six months ended June 30, 2005 were $36,772,769 and $67,728,962, respectively.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions were $26,200,077 and $28,004,370 for the six months ended June 30, 2005 and the year ended December 31, 2004, respectively.

--------------------------------------------------------------------------------

  Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------
Class I Shares for the Six Months Ended                   Dollar
June 30, 2005                              Shares         Amount
-------------------------------------------------------------------
Shares sold...........................      156,909    $  1,220,355
Shares issued to shareholders in
 reinvestment of dividends............    1,551,835      12,202,517
                                         ----------    ------------
Total issued..........................    1,708,744      13,422,872
Shares redeemed.......................   (5,062,303)    (39,623,033)
                                         ----------    ------------
Net decrease..........................   (3,353,559)   $(26,200,161)
                                         ==========    ============
-------------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2004                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................     556,733    $  4,396,577
Shares issued to shareholders in
 reinvestment of dividends...........   3,203,059      25,105,807
                                       ----------    ------------
Total issued.........................   3,759,792      29,502,384
Shares redeemed......................  (7,299,025)    (57,508,792)
                                       ----------    ------------
Net decrease.........................  (3,539,233)   $(28,006,408)
                                       ==========    ============
-----------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Six Months Ended                    Dollar
June 30, 2005                                     Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................    5        $42
                                                    --       ---
Net increase....................................    5        $42
                                                    ==       ===
------------------------------------------------------------------

-----------------------------------------------------------------------
Class II Shares for the Period September 30, 2004+ to            Dollar
December 31, 2004                                      Shares    Amount
-----------------------------------------------------------------------
Shares sold.......................................      127      $1,000
Shares issued to shareholders in reinvestment of
 dividends........................................        2          19
                                                        ---      ------
Net increase......................................      129      $1,019
                                                        ===      ======
-----------------------------------------------------------------------

+ Commencement of operations.

------------------------------------------------------------------
Class III Shares for the Six Months Ended                   Dollar
June 30, 2005                                     Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................    5        $42
                                                    --       ---
Net increase....................................    5        $42
                                                    ==       ===
------------------------------------------------------------------

------------------------------------------------------------------------
Class III Shares for the Period September 30, 2004+ to            Dollar
December 31, 2004                                       Shares    Amount
------------------------------------------------------------------------
Shares sold........................................      127      $1,000
Shares issued to shareholders in reinvestment of
 dividends.........................................        2          19
                                                         ---      ------
Net increase.......................................      129      $1,019
                                                         ===      ======
------------------------------------------------------------------------

+ Commencement of operations.

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2005. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended June 30, 2005.

6. CAPITAL LOSS CARRYFORWARD:

On December 31, 2004, the Fund had a net capital loss carryforward of $188,581,084, of which $3,029,074 expires in 2006; $9,712,654 expires in 2007;
$23,145,308 expires in 2008; $35,064,410 expires in 2009; $63,839,053 expires in
2010; $44,871,728 expires in 2011; and $8,918,857 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.

7. SUBSEQUENT EVENT:

The Fund paid an ordinary income dividend in the amount of $.061438 per share on July 1, 2005 to shareholders of record on June 30, 2005.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Index 500 V.I. Fund
A Discussion With Your Fund's Portfolio Managers
--------------------------------------------------------------------------------

  The Fund was able to meet its objective of closely replicating the returns of the S&P 500 Index during the current reporting period.

  HOW DID THE FUND PERFORM DURING THE SIX-MONTH PERIOD?

  For the six-month period ended June 30, 2005, Mercury Index 500 V.I. Fund's Class I Shares had a net total return of -1.04%. For the same period, the Fund's unmanaged benchmark, the Standard & Poor's 500 (S&P 500) Index, returned -0.81%.

  As the returns indicate, the Fund met its objective of closely tracking the performance of the S&P 500 Index, a market-weighted index composed of 500 common stocks issued by large capitalization companies in a wide range of businesses. The stocks included in the Index collectively represent a substantial portion of all common stocks publicly traded in the United States. As the value of the S&P 500 fluctuated during the past six months, the Fund's performance generally tracked that of the Index.

  AS AN INDEX FUND, THE PORTFOLIO MIRRORS THE COMPOSITION OF THE S&P 500, A COMMON MEASURE OF U.S. MARKET PERFORMANCE FOR LARGE CAP STOCKS. WHAT DEVELOPMENTS AFFECTED THE MARKET FOR LARGE CAP STOCKS DURING THE PERIOD?

  After a sharp rally in the fourth quarter of 2004, the market began 2005 in negative territory, with cyclical and small capitalization stocks performing the worst out of the gate. January was characterized by mixed economic data, increasing interest rates, disappointing corporate earnings reports and climbing oil prices. The stock market reversed course in February, even as new data showed a continued slowdown in productivity growth and oil prices continued to climb. In March, the market resumed its downward slide, still pressured by many of the same factors that depressed stock valuations in January.

  April began on the heels of disappointing economic reports, with the data indicating a slowdown in retail sales, payrolls, and consumer and business sentiment. For most of the month, equity markets were dogged by continuing inflation concerns--especially about the rising price of oil, which surpassed $57 per barrel during the month. April closed with the announcement of a particularly large jump in inflation for March--one more factor that worried investors. Despite concerns about economic deceleration, slowing profit growth and continued high oil prices, first-quarter corporate earnings reports remained strong and the market rebounded in May. June, however, brought a slowdown in the equity market once again, as investors continued to worry about the potential for economic deceleration. In addition, oil continued to pressure stock valuations, with the price per barrel climbing to a record high of more than $60.

  For the full six-month period, the broad stock market, as measured by the S&P 500 Index, turned in slightly negative results. Large cap value stocks outperformed their large cap growth counterparts, with the S&P 500 Barra Growth Index returning -1.73% over the six months ended June 30, 2005, and the S&P 500 Barra Value Index turning in a small gain of +0.09%.

  Interest rates moved considerably during the period as the yield curve flattened dramatically, indicating rising yields on short-term bonds but falling yields on long-term bonds. The Federal Reserve Board (the Fed) continued its "measured" program of monetary tightening during the six months by raising the federal funds rate by 25 basis points (0.25%) four times. At period-end, the federal funds rate stood at 3.25%, up from 2.25% on January 1.

  The U.S. dollar traded at a record low against the euro in December 2004, largely because of worries about the U.S. trade and budget deficits. However, the greenback rebounded considerably in the new year on the back of positive U.S. economic data, the Fed's rate increases and political turmoil in Europe. At the close of the second quarter of 2005, the U.S. dollar hit a 13-month high against the euro and a 10-month high against the yen amid optimism about the U.S. economy and the prospect that U.S. interest rates would continue to rise.

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

  Throughout the period, as changes were made to the composition of the S&P 500 Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark.

  The S&P 500 is transitioning to a "free-float" or "float-adjusted" methodology for calculating market capitalization. The transition will occur in two phases, the first of which transpired in March. Ultimately, this means that only the shares of company stock that are readily availa-

--------------------------------------------------------------------------------

ble in the public market will be used to calculate a company's market capitalization. Float adjustment excludes shares that are closely held by other publicly traded companies, control groups (majority shareholders retaining their majority) or government agencies. Accordingly, the number of shares used to make index calculations will reflect only those shares that actually are available to investors, not all of a company's outstanding shares. The value of a float-adjusted index more accurately reflects the combined market value of companies available for public trading. In September 2005, the S&P indexes will move to full float adjustment. To maintain the portfolio's tight tracking to the benchmark, we adjusted the portfolio to be in line with the revised composition of the Index.

HOW WOULD YOU CHARACTERIZE MARKET CONDITIONS AND THE FUND'S POSITION AT THE CLOSE OF THE PERIOD?

  We do not foresee much danger of an economic recession, provided the Fed does not move the federal funds rate above 4% in 2005, which some fear could invert the yield curve. One factor that should help keep the economy from rolling over is the bond price rally at the long end of the Treasury curve (where yields have declined markedly), and the corresponding fall in mortgage rates to early-2004 lows. Another positive is that core inflation has slowed more quickly than anticipated, and pipeline inflation pressures from commodity prices are fast retreating.

  Nevertheless, there also are some unexpected negative developments affecting the U.S. economy that will exert downward pressure on growth. Higher energy prices have negative implications for both consumer spending and corporate profit growth, the latter of which may be put under further strain by the U.S. dollar rally that has ensued year-to-date. Through June 30, 2005, the dollar was up almost 12% against major currencies. On balance, we expect economic growth over the next 18 months to be considerably slower than we saw in the 18 months spanning late 2003 and 2004.

  Amid these conditions, we believe the portfolio remains positioned to match the risk characteristics of its benchmark.

Vincent J. Costa, CFA
Vice President and Co-Portfolio Manager

Debra L. Jelilian
Vice President and Co-Portfolio Manager

Jeffrey L. Russo, CFA
Vice President and Co-Portfolio Manager

July 13, 2005

---------------------------------------------------------

  Effective May 1, 2005, the name of the Fund was changed to Mercury Index 500 V.I. Fund of FAM Variable Series Funds, Inc. This change has no impact on the Fund's investment objective or its management team, nor does it result in a change to the Fund's symbol.

---------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Index 500 V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                RETURN
--------------------------------------------------------------------
One Year Ended 6/30/05                                        +5.83%
--------------------------------------------------------------------
Five Years Ended 6/30/05                                      -2.76
--------------------------------------------------------------------
Inception (12/13/96) through 6/30/05                          +7.15
--------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Index 500 V.I. Fund
Aggregate Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                RETURN
--------------------------------------------------------------------
Inception (9/30/04) through 6/30/05                           +8.06%
--------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Index 500 V.I. Fund
Aggregate Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                RETURN
--------------------------------------------------------------------
Inception (9/30/04) through 6/30/05                           +8.06%
--------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Index 500 V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF JUNE 30, 2005                                           TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  -1.04%         +5.83%
-----------------------------------------------------------------------------------------
Class II Shares*                                                 -0.98             --
-----------------------------------------------------------------------------------------
Class III Shares*                                                -0.98             --
-----------------------------------------------------------------------------------------
S&P 500(R) Index**                                               -0.81          +6.32
-----------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Class II and Class III Shares commenced operations on 9/30/04. Returns do not show the effects of distribution fees (12(b)-1 fees) applicable to Class II and Class III Shares because these fees have not yet been charged. If such fees were included, returns shown would have been lower.

** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

Past results shown should not be considered a representation of future performance.

S&P 500 is a registered trademark of the McGraw-Hill Companies.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Index 500 V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2005 and held through June 30, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  EXPENSES PAID
                                                                 BEGINNING         ENDING       DURING THE PERIOD*
                                                               ACCOUNT VALUE    ACCOUNT VALUE   JANUARY 1, 2005 TO
                                                              JANUARY 1, 2005   JUNE 30, 2005     JUNE 30, 2005
------------------------------------------------------------------------------------------------------------------
ACTUAL
------------------------------------------------------------------------------------------------------------------
Class I                                                           $1,000          $  989.60           $1.97
------------------------------------------------------------------------------------------------------------------
Class II                                                          $1,000          $  990.20           $1.97
------------------------------------------------------------------------------------------------------------------
Class III                                                         $1,000          $  990.20           $1.97
------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
------------------------------------------------------------------------------------------------------------------
Class I                                                           $1,000          $1,022.81           $2.01
------------------------------------------------------------------------------------------------------------------
Class II                                                          $1,000          $1,022.81           $2.01
------------------------------------------------------------------------------------------------------------------
Class III                                                         $1,000          $1,022.81           $2.01
------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.40% for Class I, .40% for Class II and .40% for Class
    III), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Currently, Class II and Class III have money from an affiliated entity and are not accruing their distribution fees (12(b)-1 fees). If, during the period, the distribution fees were accrued, the actual expense ratios would have been approximately .55% and .65%, and the actual expenses paid would have been approximately $2.71 and $3.21, and the hypothetical expenses paid would have been approximately $2.76 and $3.26 for Class II and Class III, respectively.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Index 500 V.I. Fund
Portfolio Information as of June 30, 2005
--------------------------------------------------------------------------------

                                                                 PERCENT OF
SECTOR* REPRESENTATION                                        TOTAL INVESTMENTS
-------------------------------------------------------------------------------
Financials..................................................       20.0%
Information Technology......................................        14.9
Health Care.................................................        13.1
Consumer Discretionary......................................        11.3
Industrials.................................................        11.0
Consumer Staples............................................         9.9
Energy......................................................         8.6
Utilities...................................................         3.3
Telecommunication Services..................................         3.1
Materials...................................................         2.9
Other**.....................................................         1.9
-------------------------------------------------------------------------------

 * For Fund compliance purposes, "Sector" means any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

**    Includes portfolio holdings in short-term investments.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Index 500 V.I. Fund
Schedule of Investments as of June 30, 2005
--------------------------------------------------------------------------------

                                  SHARES
INDUSTRY*                           HELD                            COMMON STOCKS                             VALUE
-----------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--2.1%         27,028      Boeing Co. ..............................................   $  1,783,848
                                   6,464      General Dynamics Corp. ..................................        708,067
                                   3,863      Goodrich Corp. ..........................................        158,228
                                  27,663      Honeywell International, Inc. ...........................      1,013,296
                                   3,729      L-3 Communications Holdings, Inc. .......................        285,567
                                  13,833      Lockheed Martin Corp. ...................................        897,347
                                  11,740      Northrop Grumman Corp. ..................................        648,635
                                  14,546      Raytheon Co. ............................................        569,040
                                   5,683      Rockwell Collins, Inc. ..................................        270,965
                                  33,564      United Technologies Corp. ...............................      1,723,511
                                                                                                          ------------
                                                                                                             8,058,504
-----------------------------------------------------------------------------------------------------------------------
AIR FREIGHT &
LOGISTICS--0.9%                    9,655      FedEx Corp. .............................................        782,152
                                   2,084      Ryder System, Inc. ......................................         76,274
                                  36,800      United Parcel Service, Inc. Class B......................      2,545,088
                                                                                                          ------------
                                                                                                             3,403,514
-----------------------------------------------------------------------------------------------------------------------
AIRLINES--0.1%                     2,899      Delta Air Lines, Inc. (b)(e).............................         10,900
                                  25,075      Southwest Airlines Co. ..................................        349,295
                                                                                                          ------------
                                                                                                               360,195
-----------------------------------------------------------------------------------------------------------------------
AUTO COMPONENTS--0.2%              2,406      Cooper Tire & Rubber Co. ................................         44,679
                                   4,898      Dana Corp. ..............................................         73,519
                                  18,085      Delphi Corp. ............................................         84,095
                                   5,634      The Goodyear Tire & Rubber Co. (b).......................         83,947
                                   6,146      Johnson Controls, Inc. ..................................        346,204
                                   4,174      Visteon Corp. ...........................................         25,169
                                                                                                          ------------
                                                                                                               657,613
-----------------------------------------------------------------------------------------------------------------------
AUTOMOBILES--0.5%                 61,871      Ford Motor Co. ..........................................        633,559
                                  19,783      General Motors Corp. (e).................................        672,622
                                   9,452      Harley-Davidson, Inc. ...................................        468,819
                                                                                                          ------------
                                                                                                             1,775,000
-----------------------------------------------------------------------------------------------------------------------
BEVERAGES--2.1%                   25,431      Anheuser-Busch Cos., Inc. ...............................      1,163,468
                                   3,718      Brown-Forman Corp. Class B...............................        224,790
                                  74,296      The Coca-Cola Co. .......................................      3,101,858
                                  12,937      Coca-Cola Enterprises, Inc. .............................        284,743
                                   2,241      Molson Coors Brewing Co. Class B.........................        138,942
                                   7,704      Pepsi Bottling Group, Inc. ..............................        220,411
                                  55,139      PepsiCo, Inc. ...........................................      2,973,646
                                                                                                          ------------
                                                                                                             8,107,858
-----------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY--1.2%               41,123      Amgen, Inc. (b)..........................................      2,486,297
                                   6,852      Applera Corp.--Applied Biosystems Group..................        134,779
                                  11,126      Biogen Idec, Inc. (b)....................................        383,291
                                   5,421      Chiron Corp. (b).........................................        189,139
                                   7,700      Genzyme Corp. (b)........................................        462,693
                                  13,900      Gilead Sciences, Inc. (b)................................        611,461
                                   8,058      Medimmune, Inc. (b)......................................        215,310
                                                                                                          ------------
                                                                                                             4,482,970
-----------------------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS--0.2%            6,600      American Standard Cos., Inc. ............................        276,672
                                  14,451      Masco Corp. .............................................        458,964
                                                                                                          ------------
                                                                                                               735,636
-----------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--2.6%             25,032      The Bank of New York Co., Inc. ..........................        720,421
                                   3,353      The Bear Stearns Cos., Inc. .............................        348,511
                                  39,965      The Charles Schwab Corp. ................................        450,805
                                  12,000      E*Trade Financial Corp. (b)..............................        167,880
                                   3,400      Federated Investors, Inc. Class B........................        102,034
                                   7,022      Franklin Resources, Inc. ................................        540,554
                                  15,100      Goldman Sachs Group, Inc. ...............................      1,540,502

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FAM VARIABLE SERIES FUNDS, INC.
Mercury Index 500 V.I. Fund
Schedule of Investments as of June 30, 2005 (continued)
--------------------------------------------------------------------------------

                                  SHARES
INDUSTRY*                           HELD                            COMMON STOCKS                             VALUE
-----------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS
(CONCLUDED)
                                   7,611      Janus Capital Group, Inc. ...............................   $    114,469
                                   8,700      Lehman Brothers Holdings, Inc. ..........................        863,736
                                  13,611      Mellon Financial Corp. ..................................        390,500
                                  30,579      Merrill Lynch & Co., Inc. (a)............................      1,682,151
                                  36,563      Morgan Stanley...........................................      1,918,461
                                   7,001      Northern Trust Corp. ....................................        319,176
                                  10,793      State Street Corp. ......................................        520,762
                                   4,093      T. Rowe Price Group, Inc. ...............................        256,222
                                                                                                          ------------
                                                                                                             9,936,184
-----------------------------------------------------------------------------------------------------------------------
CHEMICALS--1.5%                    7,189      Air Products & Chemicals, Inc. ..........................        433,497
                                  30,536      The Dow Chemical Co. ....................................      1,359,768
                                  32,696      E.I. du Pont de Nemours & Co. ...........................      1,406,255
                                   2,458      Eastman Chemical Co. ....................................        135,559
                                   8,276      Ecolab, Inc. ............................................        267,811
                                   3,930      Engelhard Corp. .........................................        112,201
                                   1,711      Great Lakes Chemical Corp. ..............................         53,845
                                   3,576      Hercules, Inc. (b).......................................         50,600
                                   2,999      International Flavors & Fragrances, Inc. ................        108,624
                                   8,567      Monsanto Co. ............................................        538,607
                                   5,543      PPG Industries, Inc. ....................................        347,879
                                  10,454      Praxair, Inc. ...........................................        487,156
                                   7,188      Rohm & Haas Co. .........................................        333,092
                                   2,217      Sigma-Aldrich Corp. .....................................        124,241
                                                                                                          ------------
                                                                                                             5,759,135
-----------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS--5.6%            11,430      AmSouth Bancorp..........................................        297,180
                                  17,796      BB&T Corp. ..............................................        711,306
                                 133,612      Bank of America Corp. ...................................      6,094,043
                                   5,426      Comerica, Inc. ..........................................        313,623
                                   4,453      Compass Bancshares, Inc. ................................        200,385
                                  17,919      Fifth Third Bancorp......................................        738,442
                                   4,000      First Horizon National Corp. ............................        168,800
                                   7,405      Huntington Bancshares, Inc. .............................        178,757
                                  13,103      Keycorp..................................................        434,364
                                   3,600      M&T Bank Corp. ..........................................        378,576
                                   7,200      Marshall & Ilsley Corp. .................................        320,040
                                  20,625      National City Corp. .....................................        703,725
                                  14,511      North Fork Bancorporation, Inc. .........................        407,614
                                   9,064      PNC Financial Services Group, Inc. ......................        493,625
                                  15,015      Regions Financial Corp. .................................        508,708
                                  11,196      SunTrust Banks, Inc. ....................................        808,799
                                  10,010      Synovus Financial Corp. .................................        286,987
                                  60,804      U.S. Bancorp.............................................      1,775,477
                                  52,045      Wachovia Corp. ..........................................      2,581,432
                                  55,703      Wells Fargo & Co. .......................................      3,430,191
                                   2,824      Zions Bancorporation.....................................        207,649
                                                                                                          ------------
                                                                                                            21,039,723
-----------------------------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES &
SUPPLIES--0.7%                     9,694      Allied Waste Industries, Inc. (b)........................         76,873
                                   3,567      Avery Dennison Corp. ....................................        188,908
                                  33,928      Cendant Corp. ...........................................        758,969
                                   5,536      Cintas Corp. ............................................        213,690
                                   4,579      Equifax, Inc. ...........................................        163,516
                                   3,871      Monster Worldwide, Inc. (b)..............................        111,020
                                   7,415      Pitney Bowes, Inc. ......................................        322,923
                                   7,044      RR Donnelley & Sons Co. .................................        243,088
                                   5,586      Robert Half International, Inc. .........................        139,482
                                  18,410      Waste Management, Inc. ..................................        521,739
                                                                                                          ------------
                                                                                                             2,740,208
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Index 500 V.I. Fund
Schedule of Investments as of June 30, 2005 (continued)
--------------------------------------------------------------------------------

                                  SHARES
INDUSTRY*                           HELD                            COMMON STOCKS                             VALUE
-----------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS
EQUIPMENT--2.4%                    3,721      ADC Telecommunications, Inc. (b).........................   $     81,006
                                   5,225      Andrew Corp. (b).........................................         66,671
                                  14,813      Avaya, Inc. (b)..........................................        123,244
                                  18,403      Ciena Corp. (b)..........................................         38,462
                                 210,415      Cisco Systems, Inc. (b)..................................      4,021,031
                                   6,376      Comverse Technology, Inc. (b)............................        150,792
                                  45,158      Corning, Inc. (b)........................................        750,526
                                      12      Enterasys Networks, Inc. (b).............................             11
                                  46,577      JDS Uniphase Corp. (b)...................................         70,797
                                 142,342      Lucent Technologies, Inc. (b)(e).........................        414,215
                                  79,136      Motorola, Inc. ..........................................      1,445,023
                                  53,968      Qualcomm, Inc. ..........................................      1,781,484
                                   4,980      Scientific-Atlanta, Inc. ................................        165,685
                                  14,933      Tellabs, Inc. (b)........................................        129,917
                                                                                                          ------------
                                                                                                             9,238,864
-----------------------------------------------------------------------------------------------------------------------

COMPUTERS &
PERIPHERALS--3.4%                 27,290      Apple Computer, Inc. (b).................................      1,004,545
                                  79,776      Dell, Inc. (b)...........................................      3,151,950
                                  77,204      EMC Corp. (b)............................................      1,058,467
                                  12,079      Gateway, Inc. (b)........................................         39,861
                                  96,543      Hewlett-Packard Co. .....................................      2,269,726
                                  53,234      International Business Machines Corp. ...................      3,949,963
                                   4,207      Lexmark International, Inc. Class A (b)..................        272,740
                                   6,040      NCR Corp. (b)............................................        212,125
                                  11,565      Network Appliance, Inc. (b)..............................        326,943
                                   2,943      QLogic Corp. (b).........................................         90,850
                                 108,412      Sun Microsystems, Inc. (b)...............................        404,377
                                                                                                          ------------
                                                                                                            12,781,547
-----------------------------------------------------------------------------------------------------------------------

CONSTRUCTION &
ENGINEERING--0.0%                  2,674      Fluor Corp. .............................................        153,996
-----------------------------------------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS--0.1%       3,250      Vulcan Materials Co. ....................................        211,218
-----------------------------------------------------------------------------------------------------------------------
CONSUMER FINANCE--1.2%            39,178      American Express Co. ....................................      2,085,445
                                   7,832      Capital One Financial Corp. .............................        626,638
                                  41,239      MBNA Corp. ..............................................      1,078,812
                                   9,379      Providian Financial Corp. (b)............................        165,352
                                  13,823      SLM Corp. ...............................................        702,208
                                                                                                          ------------
                                                                                                             4,658,455
-----------------------------------------------------------------------------------------------------------------------

CONTAINERS & PACKAGING--0.2%       3,636      Ball Corp. ..............................................        130,751
                                   3,456      Bemis Co. ...............................................         91,722
                                   5,367      Pactiv Corp. (b).........................................        115,820
                                   2,660      Sealed Air Corp. (b).....................................        132,441
                                   4,408      Temple-Inland, Inc. .....................................        163,757
                                                                                                          ------------
                                                                                                               634,491
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTORS--0.0%                 5,638      Genuine Parts Co. .......................................        231,665
-----------------------------------------------------------------------------------------------------------------------

DIVERSIFIED CONSUMER
SERVICES--0.2%                     5,700      Apollo Group, Inc. Class A (b)...........................        445,854
                                   5,481      H&R Block, Inc. .........................................        319,816
                                                                                                          ------------
                                                                                                               765,670
-----------------------------------------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL
SERVICES--3.5%                     6,800      CIT Group, Inc. .........................................        292,196
                                 171,451      Citigroup, Inc. .........................................      7,926,180
                                 116,668      JPMorgan Chase & Co. ....................................      4,120,714
                                   9,504      Moody's Corp. ...........................................        427,300
                                   9,900      Principal Financial Group................................        414,810
                                                                                                          ------------
                                                                                                            13,181,200
-----------------------------------------------------------------------------------------------------------------------

DIVERSIFIED
TELECOMMUNICATION
SERVICES--2.7%                    27,279      AT&T Corp. ..............................................        519,392
                                  10,587      Alltel Corp. ............................................        659,358
                                  59,025      BellSouth Corp. .........................................      1,568,294

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Index 500 V.I. Fund
Schedule of Investments as of June 30, 2005 (continued)
--------------------------------------------------------------------------------

                                  SHARES
INDUSTRY*                           HELD                            COMMON STOCKS                             VALUE
-----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED
TELECOMMUNICATION
SERVICES
(CONCLUDED)
                                   5,102      CenturyTel, Inc. ........................................   $    176,682
                                  12,503      Citizens Communications Co. .............................        168,040
                                  58,496      Qwest Communications International Inc. (b)..............        217,020
                                 109,984      SBC Communications, Inc. ................................      2,612,120
                                  47,363      Sprint Corp. ............................................      1,188,338
                                  90,918      Verizon Communications, Inc. ............................      3,141,217
                                                                                                          ------------
                                                                                                            10,250,461
-----------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--2.0%           4,922      Allegheny Energy, Inc. (b)...............................        124,133
                                   6,297      Ameren Corp. ............................................        348,224
                                  12,718      American Electric Power Co., Inc. .......................        468,913
                                   9,883      Centerpoint Energy, Inc. ................................        130,554
                                   5,873      Cinergy Corp. ...........................................        263,228
                                   7,458      Consolidated Edison, Inc. ...............................        349,333
                                   5,623      DTE Energy Co. ..........................................        262,988
                                  10,496      Edison International.....................................        425,613
                                   7,172      Entergy Corp. ...........................................        541,845
                                  21,778      Exelon Corp. ............................................      1,117,865
                                  12,114      FPL Group, Inc. .........................................        509,515
                                  10,688      FirstEnergy Corp. .......................................        514,200
                                  12,781      PG&E Corp. ..............................................        479,799
                                   5,979      PPL Corp. ...............................................        355,033
                                   2,924      Pinnacle West Capital Corp. .............................        129,972
                                   7,929      Progress Energy, Inc. ...................................        358,708
                                  23,818      The Southern Co. ........................................        825,770
                                   6,415      TECO Energy, Inc. .......................................        121,308
                                  12,884      Xcel Energy, Inc. .......................................        251,496
                                                                                                          ------------
                                                                                                             7,578,497
-----------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--0.4%         6,576      American Power Conversion Corp. .........................        155,128
                                   2,915      Cooper Industries Ltd. Class A...........................        186,268
                                  13,475      Emerson Electric Co. ....................................        843,939
                                   5,883      Rockwell Automation, Inc. ...............................        286,561
                                                                                                          ------------
                                                                                                             1,471,896
-----------------------------------------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT &
INSTRUMENTS--0.3%                 15,094      Agilent Technologies, Inc. (b)...........................        347,464
                                   6,515      Jabil Circuit, Inc. (b)..................................        200,206
                                   6,063      Molex, Inc. .............................................        157,881
                                  16,909      Sanmina-SCI Corp. (b)....................................         92,492
                                  31,235      Solectron Corp. (b)......................................        118,381
                                   7,728      Symbol Technologies, Inc. ...............................         76,275
                                   2,831      Tektronix, Inc. .........................................         65,877
                                                                                                          ------------
                                                                                                             1,058,576
-----------------------------------------------------------------------------------------------------------------------

ENERGY EQUIPMENT &
SERVICES--1.2%                     5,300      BJ Services Co. .........................................        278,144
                                  10,808      Baker Hughes, Inc. ......................................        552,937
                                  16,602      Halliburton Co. .........................................        793,908
                                   4,646      Nabors Industries Ltd. (b)...............................        281,641
                                   5,401      National Oilwell Varco, Inc. (b).........................        256,764
                                   4,387      Noble Corp. .............................................        269,844
                                   2,535      Rowan Cos., Inc. ........................................         75,315
                                  19,045      Schlumberger Ltd. .......................................      1,446,277
                                  10,411      Transocean, Inc. (b).....................................        561,882
                                                                                                          ------------
                                                                                                             4,516,712
-----------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS--1.1%               21,082      Archer-Daniels-Midland Co. ..............................        450,733
                                  12,093      Campbell Soup Co. .......................................        372,102
                                  16,732      ConAgra Foods, Inc. .....................................        387,513
                                  11,608      General Mills, Inc. .....................................        543,138
                                  11,249      HJ Heinz Co. ............................................        398,440
                                   6,648      The Hershey Co. .........................................        412,841

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Index 500 V.I. Fund
Schedule of Investments as of June 30, 2005 (continued)
--------------------------------------------------------------------------------

                                  SHARES
INDUSTRY*                           HELD                            COMMON STOCKS                             VALUE
-----------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS
(CONCLUDED)
                                  12,489      Kellogg Co. .............................................   $    555,011
                                   4,400      McCormick & Co., Inc. ...................................        143,792
                                  25,217      Sara Lee Corp. ..........................................        499,549
                                   7,016      Wm. Wrigley Jr. Co. .....................................        482,981
                                                                                                          ------------
                                                                                                             4,246,100
-----------------------------------------------------------------------------------------------------------------------

FOOD & STAPLES
RETAILING--2.7%                   11,847      Albertson's, Inc. .......................................        244,996
                                  25,714      CVS Corp. ...............................................        747,506
                                  15,205      Costco Wholesale Corp. ..................................        681,488
                                  23,826      The Kroger Co. (b).......................................        453,409
                                  14,447      Safeway, Inc. ...........................................        326,358
                                   4,292      Supervalu, Inc. .........................................        139,962
                                  19,771      Sysco Corp. .............................................        715,512
                                 110,916      Wal-Mart Stores, Inc. ...................................      5,346,151
                                  32,944      Walgreen Co. ............................................      1,515,095
                                                                                                          ------------
                                                                                                            10,170,477
-----------------------------------------------------------------------------------------------------------------------
GAS UTILITIES--0.1%                5,217      KeySpan Corp. ...........................................        212,332
                                   8,711      NiSource, Inc. ..........................................        215,423
                                   1,529      Nicor, Inc. .............................................         62,949
                                     985      Peoples Energy Corp. ....................................         42,808
                                                                                                          ------------
                                                                                                               533,512
-----------------------------------------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT &
SUPPLIES--2.1%                     1,773      Bausch & Lomb, Inc. .....................................        147,159
                                  19,858      Baxter International, Inc. ..............................        736,732
                                   8,188      Becton Dickinson & Co. ..................................        429,624
                                   8,125      Biomet, Inc. ............................................        281,450
                                  25,782      Boston Scientific Corp. (b)..............................        696,114
                                   3,354      CR Bard, Inc. ...........................................        223,075
                                   3,800      Fisher Scientific International (b)......................        246,620
                                  10,591      Guidant Corp. ...........................................        712,774
                                   5,052      Hospira, Inc. (b)........................................        197,028
                                  39,662      Medtronic, Inc. .........................................      2,054,095
                                   1,731      Millipore Corp. (b)......................................         98,200
                                   4,109      PerkinElmer, Inc. .......................................         77,660
                                  11,488      St. Jude Medical, Inc. (b)...............................        500,992
                                  12,896      Stryker Corp. ...........................................        613,334
                                   5,436      Thermo Electron Corp. (b)................................        146,065
                                   3,900      Waters Corp. (b).........................................        144,963
                                   7,916      Zimmer Holdings, Inc. (b)................................        602,962
                                                                                                          ------------
                                                                                                             7,908,847
-----------------------------------------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS &
SERVICES--2.6%                     9,986      Aetna, Inc. New Shares...................................        827,041
                                   3,835      AmerisourceBergen Corp. .................................        265,190
                                  13,937      Cardinal Health, Inc. ...................................        802,492
                                  14,650      Caremark Rx, Inc. (b)....................................        652,218
                                   4,363      Cigna Corp. .............................................        466,972
                                   5,000      Express Scripts, Inc. (b)................................        249,900
                                  13,575      HCA, Inc. ...............................................        769,295
                                   7,800      Health Management Associates, Inc. Class A...............        204,204
                                   5,157      Humana, Inc. (b).........................................        204,939
                                   7,414      IMS Health, Inc. ........................................        183,645
                                   4,500      Laboratory Corp. of America Holdings (b).................        224,550
                                   2,949      Manor Care, Inc. ........................................        117,164
                                   9,407      McKesson Corp. ..........................................        421,340
                                   8,783      Medco Health Solutions, Inc. (b).........................        468,661
                                   6,400      Quest Diagnostics........................................        340,928
                                  15,112      Tenet Healthcare Corp. (b)...............................        184,971

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Index 500 V.I. Fund
Schedule of Investments as of June 30, 2005 (continued)
--------------------------------------------------------------------------------

                                  SHARES
INDUSTRY*                           HELD                            COMMON STOCKS                             VALUE
-----------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS &
SERVICES
(CONCLUDED)
                                  42,058      UnitedHealth Group, Inc. ................................   $  2,192,904
                                  19,604      WellPoint, Inc. (b)......................................      1,365,223
                                                                                                          ------------
                                                                                                             9,941,637
-----------------------------------------------------------------------------------------------------------------------

HOTELS, RESTAURANTS &
LEISURE--1.5%                     17,973      Carnival Corp. ..........................................        980,427
                                   5,661      Darden Restaurants, Inc. ................................        186,700
                                   5,555      Harrah's Entertainment, Inc. ............................        400,349
                                  12,463      Hilton Hotels Corp. .....................................        297,243
                                  11,208      International Game Technology............................        315,505
                                   7,083      Marriott International, Inc. Class A.....................        483,202
                                  40,572      McDonald's Corp. ........................................      1,125,873
                                  12,822      Starbucks Corp. (b)......................................        662,385
                                   6,709      Starwood Hotels & Resorts Worldwide, Inc. ...............        392,946
                                   2,919      Wendy's International, Inc. .............................        139,090
                                   9,442      Yum! Brands, Inc. .......................................        491,739
                                                                                                          ------------
                                                                                                             5,475,459
-----------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES--0.6%           2,485      Black & Decker Corp. ....................................        223,277
                                   3,972      Centex Corp. ............................................        280,701
                                   4,699      Fortune Brands, Inc. ....................................        417,271
                                   2,478      KB HOME..................................................        188,898
                                   6,155      Leggett & Platt, Inc. ...................................        163,600
                                   2,436      Maytag Corp. ............................................         38,148
                                   8,885      Newell Rubbermaid, Inc. .................................        211,818
                                   4,142      Pulte Homes, Inc. .......................................        348,963
                                   1,841      Snap-On, Inc. ...........................................         63,146
                                   2,541      The Stanley Works........................................        115,717
                                   2,134      Whirlpool Corp. .........................................        149,615
                                                                                                          ------------
                                                                                                             2,201,154
-----------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--1.7%           4,968      Clorox Co. ..............................................        276,817
                                  17,085      Colgate-Palmolive Co. ...................................        852,712
                                  15,821      Kimberly-Clark Corp. ....................................        990,236
                                  81,506      Procter & Gamble Co. ....................................      4,299,441
                                                                                                          ------------
                                                                                                             6,419,206
-----------------------------------------------------------------------------------------------------------------------
IT SERVICES--1.0%                  4,100      Affiliated Computer Services, Inc. Class A (b)...........        209,510
                                  18,855      Automatic Data Processing, Inc. .........................        791,344
                                   6,108      Computer Sciences Corp. (b)..............................        266,920
                                   5,334      Convergys Corp. (b)......................................         75,849
                                  16,438      Electronic Data Systems Corp. ...........................        316,431
                                  26,808      First Data Corp. ........................................      1,076,073
                                   6,355      Fiserv, Inc. (b).........................................        272,947
                                  12,160      Paychex, Inc. ...........................................        395,686
                                   4,423      Sabre Holdings Corp. Class A.............................         88,239
                                   9,300      Sungard Data Systems, Inc. (b)...........................        327,081
                                  10,869      Unisys Corp. (b).........................................         68,801
                                                                                                          ------------
                                                                                                             3,888,881
-----------------------------------------------------------------------------------------------------------------------

INDEPENDENT POWER
PRODUCERS & ENERGY
TRADERS--0.6%                     20,822      The AES Corp. (b)........................................        341,064
                                  17,187      Calpine Corp. (b)(e).....................................         58,436
                                   5,652      Constellation Energy Group, Inc. ........................        326,064
                                  32,226      Duke Energy Corp. .......................................        958,079
                                  13,546      Dynegy, Inc. Class A (b).................................         65,834
                                   8,258      TXU Corp. ...............................................        686,157
                                                                                                          ------------
                                                                                                             2,435,634
-----------------------------------------------------------------------------------------------------------------------

INDUSTRIAL
CONGLOMERATES--4.3%               25,346      3M Co. ..................................................      1,832,516
                                 349,165      General Electric Co. (c).................................     12,098,567

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Index 500 V.I. Fund
Schedule of Investments as of June 30, 2005 (continued)
--------------------------------------------------------------------------------

                                  SHARES
INDUSTRY*                           HELD                            COMMON STOCKS                             VALUE
-----------------------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES
(CONCLUDED)
                                   4,480      Textron, Inc. ...........................................   $    339,808
                                  66,063      Tyco International Ltd. .................................      1,929,040
                                                                                                          ------------
                                                                                                            16,199,931
-----------------------------------------------------------------------------------------------------------------------
INSURANCE--4.2%                    9,100      ACE Ltd. ................................................        408,135
                                   3,432      AMBAC Financial Group, Inc. .............................        239,416
                                  10,175      AON Corp. ...............................................        254,782
                                  16,242      Aflac, Inc. .............................................        702,954
                                  22,145      The Allstate Corp. ......................................      1,323,164
                                  85,407      American International Group, Inc. ......................      4,962,147
                                   6,198      Chubb Corp. .............................................        530,611
                                   5,666      Cincinnati Financial Corp. ..............................        224,147
                                   9,477      Hartford Financial Services Group, Inc. .................        708,690
                                   4,466      Jefferson-Pilot Corp. ...................................        225,176
                                   5,631      Lincoln National Corp. ..................................        264,207
                                   5,676      Loews Corp. .............................................        439,890
                                   4,688      MBIA, Inc. ..............................................        278,045
                                  16,960      Marsh & McLennan Cos., Inc. .............................        469,792
                                  23,953      Metlife, Inc. ...........................................      1,076,448
                                   6,500      The Progressive Corp. ...................................        642,265
                                  16,500      Prudential Financial, Inc. ..............................      1,083,390
                                   4,944      Safeco Corp. ............................................        268,657
                                  21,537      The St. Paul Travelers Cos., Inc. .......................        851,358
                                   3,897      Torchmark Corp. .........................................        203,423
                                   9,489      UnumProvident Corp. .....................................        173,838
                                   4,455      XL Capital Ltd. Class A..................................        331,541
                                                                                                          ------------
                                                                                                            15,662,076
-----------------------------------------------------------------------------------------------------------------------

INTERNET & CATALOG
RETAIL--0.4%                      40,300      eBay, Inc. (b)...........................................      1,330,303
-----------------------------------------------------------------------------------------------------------------------

INTERNET SOFTWARE &
SERVICES--0.4%                    43,460      Yahoo!, Inc. (b).........................................      1,505,889
-----------------------------------------------------------------------------------------------------------------------

LEISURE EQUIPMENT &
PRODUCTS--0.2%                     3,076      Brunswick Corp. .........................................        133,252
                                   9,211      Eastman Kodak Co. .......................................        247,315
                                   5,645      Hasbro, Inc. ............................................        117,360
                                  13,380      Mattel, Inc. ............................................        244,854
                                                                                                          ------------
                                                                                                               742,781
-----------------------------------------------------------------------------------------------------------------------
MACHINERY--1.3%                   11,042      Caterpillar, Inc. .......................................      1,052,413
                                   1,195      Cummins, Inc. ...........................................         89,159
                                   9,666      Danaher Corp. ...........................................        505,918
                                   7,988      Deere & Co. .............................................        523,134
                                   6,534      Dover Corp. .............................................        237,707
                                   4,978      Eaton Corp. .............................................        298,182
                                   2,878      ITT Industries, Inc. ....................................        280,979
                                   9,366      Illinois Tool Works, Inc. ...............................        746,283
                                   5,479      Ingersoll-Rand Co. Class A...............................        390,927
                                       1      Kadant, Inc. (b).........................................             22
                                   2,217      Navistar International Corp. (b).........................         70,944
                                   5,546      Paccar, Inc. ............................................        377,128
                                   4,010      Pall Corp. ..............................................        121,744
                                   3,835      Parker Hannifin Corp. ...................................        237,808
                                                                                                          ------------
                                                                                                             4,932,348
-----------------------------------------------------------------------------------------------------------------------
MEDIA--3.5%                       18,245      Clear Channel Communications, Inc. ......................        564,318
                                  51,291      Comcast Corp. Class A (b)................................      1,574,634
                                  21,311      Comcast Corp. Special Class A (b)........................        638,264
                                   2,585      Dow Jones & Co., Inc. ...................................         91,638
                                   8,747      Gannett Co., Inc. .......................................        622,174
                                  13,633      Interpublic Group of Cos., Inc. (b)......................        166,050

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Index 500 V.I. Fund
Schedule of Investments as of June 30, 2005 (continued)
--------------------------------------------------------------------------------

                                  SHARES
INDUSTRY*                           HELD                            COMMON STOCKS                             VALUE
-----------------------------------------------------------------------------------------------------------------------
MEDIA (CONCLUDED)
                                   2,535      Knight-Ridder, Inc. .....................................   $    155,497
                                  12,404      The McGraw-Hill Cos., Inc. ..............................        548,877
                                   1,732      Meredith Corp. ..........................................         84,972
                                   4,677      New York Times Co. Class A...............................        145,689
                                  93,400      News Corp. Class A.......................................      1,511,212
                                   6,017      Omnicom Group............................................        480,518
                                 154,148      Time Warner, Inc. (b)....................................      2,575,813
                                  10,277      Tribune Co. .............................................        361,545
                                  10,398      Univision Communications, Inc. Class A (b)...............        286,465
                                  52,907      Viacom, Inc. Class B.....................................      1,694,082
                                  67,182      Walt Disney Co. .........................................      1,691,643
                                                                                                          ------------
                                                                                                            13,193,391
-----------------------------------------------------------------------------------------------------------------------
METALS & MINING--0.6%             28,024      Alcoa, Inc. .............................................        732,267
                                   3,061      Allegheny Technologies, Inc. ............................         67,526
                                   6,608      Freeport-McMoRan Copper & Gold, Inc. Class B.............        247,404
                                  14,303      Newmont Mining Corp. ....................................        558,246
                                   5,170      Nucor Corp. .............................................        235,855
                                   3,044      Phelps Dodge Corp. ......................................        281,570
                                   3,989      United States Steel Corp. ...............................        137,102
                                                                                                          ------------
                                                                                                             2,259,970
-----------------------------------------------------------------------------------------------------------------------
MULTI-UTILITIES--0.4%              4,654      CMS Energy Corp. (b).....................................         70,089
                                  10,761      Dominion Resources, Inc. ................................        789,750
                                   7,814      Public Service Enterprise Group, Inc. ...................        475,247
                                   7,517      Sempra Energy............................................        310,527
                                                                                                          ------------
                                                                                                             1,645,613
-----------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL--1.3%             3,645      Big Lots, Inc. (b).......................................         48,260
                                   2,926      Dillard's, Inc. Class A..................................         68,527
                                  10,588      Dollar General Corp. ....................................        215,572
                                   5,427      Family Dollar Stores, Inc. ..............................        141,645
                                   5,530      Federated Department Stores..............................        405,238
                                   9,135      JC Penney Co., Inc. .....................................        480,318
                                  11,125      Kohl's Corp. (b).........................................        621,999
                                   9,547      The May Department Stores Co. ...........................        383,408
                                   4,584      Nordstrom, Inc. .........................................        311,574
                                   3,470      Sears Holdings Corp. (b).................................        520,049
                                  28,934      Target Corp. ............................................      1,574,299
                                                                                                          ------------
                                                                                                             4,770,889
-----------------------------------------------------------------------------------------------------------------------
OFFICE ELECTRONICS--0.1%          30,623      Xerox Corp. (b)..........................................        422,291
-----------------------------------------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE
FUELS--7.1%                        2,605      Amerada Hess Corp. ......................................        277,459
                                   7,968      Anadarko Petroleum Corp. ................................        654,571
                                  10,566      Apache Corp. ............................................        682,564
                                   2,191      Ashland, Inc. (b)........................................        157,467
                                  12,536      Burlington Resources, Inc. ..............................        692,489
                                  69,122      Chevron Corp. ...........................................      3,865,302
                                  46,552      ConocoPhillips...........................................      2,676,274
                                  15,702      Devon Energy Corp. ......................................        795,777
                                   7,032      EOG Resources, Inc. .....................................        399,418
                                  20,612      El Paso Corp. ...........................................        237,450
                                 209,546      Exxon Mobil Corp. (c)....................................     12,042,609
                                   3,729      Kerr-McGee Corp. ........................................        284,560
                                   3,948      Kinder Morgan, Inc. .....................................        328,474
                                  11,223      Marathon Oil Corp. ......................................        598,972
                                  12,679      Occidental Petroleum Corp. ..............................        975,395
                                   2,378      Sunoco, Inc. ............................................        270,331
                                   8,510      Unocal Corp. ............................................        553,575
                                   8,800      Valero Energy Corp. .....................................        696,168

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Index 500 V.I. Fund
Schedule of Investments as of June 30, 2005 (continued)
--------------------------------------------------------------------------------

                                  SHARES
INDUSTRY*                           HELD                            COMMON STOCKS                             VALUE
-----------------------------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS
(CONCLUDED)
                                  17,607      Williams Cos., Inc. .....................................   $    334,533
                                  12,333      XTO Energy, Inc. ........................................        419,199
                                                                                                          ------------
                                                                                                            26,942,587
-----------------------------------------------------------------------------------------------------------------------

PAPER & FOREST
PRODUCTS--0.4%                     8,304      Georgia-Pacific Corp. ...................................        264,067
                                  15,724      International Paper Co. .................................        475,022
                                   3,987      Louisiana-Pacific Corp. .................................         98,000
                                   6,542      MeadWestvaco Corp. ......................................        183,438
                                   7,729      Weyerhaeuser Co. ........................................        491,951
                                                                                                          ------------
                                                                                                             1,512,478
-----------------------------------------------------------------------------------------------------------------------
PERSONAL PRODUCTS--0.6%            2,881      Alberto-Culver Co. Class B...............................        124,834
                                  15,294      Avon Products, Inc. .....................................        578,878
                                  32,558      The Gillette Co. ........................................      1,648,412
                                                                                                          ------------
                                                                                                             2,352,124
-----------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--6.8%             51,220      Abbott Laboratories......................................      2,510,292
                                   4,227      Allergan, Inc. ..........................................        360,309
                                  62,763      Bristol-Myers Squibb Co. ................................      1,567,820
                                  37,248      Eli Lilly & Co. .........................................      2,075,086
                                  11,818      Forest Laboratories, Inc. (b)............................        459,129
                                  97,653      Johnson & Johnson........................................      6,347,445
                                   7,816      King Pharmaceuticals, Inc. (b)...........................         81,443
                                  72,479      Merck & Co., Inc. .......................................      2,232,353
                                   8,730      Mylan Laboratories.......................................        167,965
                                 244,860      Pfizer, Inc. ............................................      6,753,239
                                  47,411      Schering-Plough Corp. ...................................        903,654
                                   2,940      Watson Pharmaceuticals, Inc. (b).........................         86,906
                                  43,851      Wyeth....................................................      1,951,370
                                                                                                          ------------
                                                                                                            25,497,011
-----------------------------------------------------------------------------------------------------------------------
REAL ESTATE--0.6%                  3,000      Apartment Investment & Management Co. Class A............        122,760
                                   6,300      Archstone-Smith Trust....................................        243,306
                                  12,980      Equity Office Properties Trust...........................        429,638
                                   9,100      Equity Residential.......................................        335,062
                                   5,900      Plum Creek Timber Co., Inc. .............................        214,170
                                   5,900      Prologis.................................................        237,416
                                   6,800      Simon Property Group, Inc. ..............................        492,932
                                                                                                          ------------
                                                                                                             2,075,284
-----------------------------------------------------------------------------------------------------------------------
ROAD & RAIL--0.5%                 12,166      Burlington Northern Santa Fe Corp. ......................        572,775
                                   6,854      CSX Corp. ...............................................        292,392
                                  12,686      Norfolk Southern Corp. ..................................        392,759
                                   8,407      Union Pacific Corp. .....................................        544,774
                                                                                                          ------------
                                                                                                             1,802,700
-----------------------------------------------------------------------------------------------------------------------

SEMICONDUCTORS &
SEMICONDUCTOR
EQUIPMENT--3.1%                   12,472      Advanced Micro Devices, Inc. (b).........................        216,264
                                  11,947      Altera Corp. (b).........................................        236,790
                                  12,073      Analog Devices, Inc. ....................................        450,444
                                  54,762      Applied Materials, Inc. .................................        886,049
                                   9,921      Applied Micro Circuits Corp. (b).........................         25,398
                                  10,198      Broadcom Corp. Class A (b)...............................        362,131
                                  12,523      Freescale Semiconductor, Inc. Class B (b)................        265,237
                                 204,388      Intel Corp. .............................................      5,326,351
                                   6,300      Kla-Tencor Corp. ........................................        275,310
                                  12,396      LSI Logic Corp. (b)......................................        105,242
                                   9,864      Linear Technology Corp. .................................        361,910
                                  10,487      Maxim Integrated Products, Inc. .........................        400,708
                                  19,726      Micron Technology, Inc. (b)..............................        201,402
                                  11,508      National Semiconductor Corp. ............................        253,521
                                   4,842      Novellus Systems, Inc. (b)...............................        119,646
                                   5,400      Nvidia Corp. (b).........................................        144,288

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Index 500 V.I. Fund
Schedule of Investments as of June 30, 2005 (continued)
--------------------------------------------------------------------------------

                                  SHARES
INDUSTRY*                           HELD                            COMMON STOCKS                             VALUE
-----------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS &
SEMICONDUCTOR EQUIPMENT
(CONCLUDED)
                                   5,733      PMC--Sierra, Inc. (b)....................................   $     53,489
                                   6,238      Teradyne, Inc. (b).......................................         74,669
                                  53,871      Texas Instruments, Inc. .................................      1,512,159
                                  11,313      Xilinx, Inc. ............................................        288,482
                                                                                                          ------------
                                                                                                            11,559,490
-----------------------------------------------------------------------------------------------------------------------
SOFTWARE--3.7%                    15,560      Adobe Systems, Inc. .....................................        445,327
                                   7,252      Autodesk, Inc. ..........................................        249,251
                                   7,101      BMC Software, Inc. (b)...................................        127,463
                                   5,429      Citrix Systems, Inc. (b).................................        117,592
                                  18,346      Computer Associates International, Inc. .................        504,148
                                  12,518      Compuware Corp. (b)......................................         90,004
                                   9,800      Electronic Arts, Inc. (b)................................        554,778
                                   5,993      Intuit, Inc. (b).........................................        270,344
                                   2,866      Mercury Interactive Corp. (b)............................        109,940
                                 331,986      Microsoft Corp. (c)......................................      8,246,532
                                  12,082      Novell, Inc. (b).........................................         74,908
                                 149,085      Oracle Corp. (b).........................................      1,967,922
                                   8,677      Parametric Technology Corp. (b)..........................         55,359
                                  16,257      Siebel Systems, Inc. ....................................        144,687
                                  23,000      Symantec Corp. (b).......................................        500,020
                                  13,815      Veritas Software Corp. (b)...............................        337,086
                                                                                                          ------------
                                                                                                            13,795,361
-----------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL--2.3%             9,100      Autonation, Inc. (b).....................................        186,732
                                   2,408      Autozone, Inc. (b).......................................        222,644
                                   9,648      Bed Bath & Beyond, Inc. (b)..............................        403,093
                                  10,212      Best Buy Co., Inc. ......................................        700,033
                                   6,265      Circuit City Stores, Inc. ...............................        108,322
                                  26,703      The Gap, Inc. ...........................................        527,384
                                  70,659      Home Depot, Inc. ........................................      2,748,635
                                  13,079      Limited Brands...........................................        280,152
                                  24,811      Lowe's Cos., Inc. .......................................      1,444,496
                                  10,040      Office Depot, Inc. (b)...................................        229,314
                                   2,379      OfficeMax, Inc. .........................................         70,823
                                   5,383      RadioShack Corp. ........................................        124,724
                                   4,566      The Sherwin-Williams Co. ................................        215,013
                                  23,892      Staples, Inc. ...........................................        509,377
                                  15,556      TJX Cos., Inc. ..........................................        378,789
                                   4,747      Tiffany & Co. ...........................................        155,512
                                   6,868      Toys "R" US, Inc. (b)....................................        181,865
                                                                                                          ------------
                                                                                                             8,486,908
-----------------------------------------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY
GOODS--0.4%                       12,300      Coach, Inc. (b)..........................................        412,911
                                   3,900      Jones Apparel Group, Inc. ...............................        121,056
                                   3,508      Liz Claiborne, Inc. .....................................        139,478
                                   8,017      Nike, Inc. Class B.......................................        694,272
                                   1,524      Reebok International Ltd. ...............................         63,749
                                   3,508      VF Corp. ................................................        200,728
                                                                                                          ------------
                                                                                                             1,632,194
-----------------------------------------------------------------------------------------------------------------------

THRIFTS & MORTGAGE
FINANCE--1.7%                     19,658      Countrywide Financial Corp. .............................        758,995
                                  32,234      Fannie Mae...............................................      1,882,466
                                  22,250      Freddie Mac..............................................      1,451,367
                                   9,898      Golden West Financial Corp. .............................        637,233
                                   3,067      MGIC Investment Corp. ...................................        200,030
                                  11,800      Sovereign Bancorp, Inc. .................................        263,612
                                  28,215      Washington Mutual, Inc. .................................      1,148,068
                                                                                                          ------------
                                                                                                             6,341,771
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Index 500 V.I. Fund
Schedule of Investments as of June 30, 2005 (concluded)
--------------------------------------------------------------------------------

                                  SHARES
INDUSTRY*                           HELD                            COMMON STOCKS                             VALUE
-----------------------------------------------------------------------------------------------------------------------
TOBACCO--1.3%                     67,889      Altria Group, Inc. (c)...................................   $  4,389,703
                                   4,300      Reynolds American, Inc. .................................        338,840
                                   5,399      UST, Inc. ...............................................        246,518
                                                                                                          ------------
                                                                                                             4,975,061
-----------------------------------------------------------------------------------------------------------------------

TRADING COMPANIES &
DISTRIBUTORS--0.1%                 2,821      WW Grainger, Inc. .......................................        154,563
-----------------------------------------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION
SERVICES--0.3%                    37,024      Nextel Communications, Inc. Class A (b)..................      1,196,245

-----------------------------------------------------------------------------------------------------------------------
                                              TOTAL COMMON STOCKS
                                              (COST--$249,879,933)--94.9%..............................    357,999,954
-----------------------------------------------------------------------------------------------------------------------
                              BENEFICIAL
                                INTEREST                        SHORT-TERM SECURITIES
-----------------------------------------------------------------------------------------------------------------------
                              $5,875,830      Merrill Lynch Liquidity Series, LLC Cash Sweep Series I
                                                (a)....................................................      5,875,830
                               1,220,350      Merrill Lynch Liquidity Series, LLC Money Market Series
                                                (a)(d).................................................      1,220,350
-----------------------------------------------------------------------------------------------------------------------
                                              TOTAL SHORT-TERM SECURITIES
                                              (COST--$7,096,180)--1.9%.................................      7,096,180
-----------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS (COST--$256,976,113**)--96.8%..........    365,096,134
                                              OTHER ASSETS LESS LIABILITIES--3.2%......................     12,066,210
                                                                                                          ------------
                                              NET ASSETS--100.0%.......................................   $377,162,344
                                                                                                          ============
-----------------------------------------------------------------------------------------------------------------------

* For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

** The cost and unrealized appreciation (depreciation) of investments as of June 30, 2005, as computed for federal income tax purposes, were as follows:

Aggregate cost..............................................   $264,336,839
                                                               ============
Gross unrealized appreciation...............................   $125,872,435
Gross unrealized depreciation...............................    (25,113,140)
                                                               ------------
Net unrealized appreciation.................................   $100,759,295
                                                               ============

(a) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

--------------------------------------------------------------------------------------
                                                                             DIVIDEND/
                                                                   NET       INTEREST
AFFILIATE                                                       ACTIVITY      INCOME
--------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc. ..................................        (1,900)   $11,312
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....   $(1,410,154)   $87,612
Merrill Lynch Liquidity Series, LLC Money Market Series.....   $   909,950    $ 4,236
--------------------------------------------------------------------------------------

(b)  Non-income producing security.

(c) All or a portion of security held as collateral in connection with open financial futures contracts.

(d) Security was purchased with the cash proceeds from securities loans.

(e)  Security, or a portion of security, is on loan.

     Financial futures contracts purchased as of June 30, 2005 were as follows:

--------------------------------------------------------------------------------------
NUMBER OF                                     EXPIRATION       FACE        UNREALIZED
CONTRACTS               ISSUE                    DATE          VALUE      DEPRECIATION
--------------------------------------------------------------------------------------
   66      S&P 500 Financial Futures Index  September 2005  $19,750,987     $(25,237)
--------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Index 500 V.I. Fund
Statement of Assets and Liabilities as of June 30, 2005
--------------------------------------------------------------------------------

ASSETS:
Investments, in unaffiliated securities, at value (including securities loaned of $1,106,569) (identified
  cost--$248,887,997).......................................                  $356,317,803
Investments, in affiliated securities, at value (identified
  cost--$8,088,116).........................................                     8,778,331
Receivables:
  Capital shares sold.......................................  $ 13,105,528
  Dividends.................................................       429,868
  Interest from affiliates..................................        21,147
  Securities lending........................................         2,506      13,559,049
                                                              ------------
Prepaid expenses............................................                         8,369
                                                                              ------------
Total assets................................................                   378,663,552
                                                                              ------------
-------------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                     1,220,350
Payables:
  Capital shares redeemed...................................       108,557
  Investment adviser........................................        82,116
  Variation margin..........................................        39,519
  Other affiliates..........................................         4,453         234,645
                                                              ------------
Accrued expenses............................................                        46,213
                                                                              ------------
Total liabilities...........................................                     1,501,208
                                                                              ------------
-------------------------------------------------------------------------------------------
NET ASSETS..................................................                  $377,162,344
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                  $  2,482,490
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                             7
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                             7
Paid-in capital in excess of par............................                   318,487,232
Undistributed investment income -- net......................  $  2,649,513
Accumulated realized capital losses--net....................   (54,551,689)
Unrealized appreciation--net................................   108,094,784
                                                              ------------
Total accumulated earnings--net.............................                    56,192,608
                                                                              ------------
NET ASSETS..................................................                  $377,162,344
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $377,160,183 and 24,824,896
  shares outstanding........................................                  $      15.19
                                                                              ============
Class II--Based on net assets of $1,080.60 and 71.137 shares
  outstanding...............................................                  $      15.19
                                                                              ============
Class III--Based on net assets of $1,080.60 and 71.137
  shares outstanding........................................                  $      15.19
                                                                              ============
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Index 500 V.I. Fund
Statement of Operations for the Six Months Ended June 30, 2005
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (including $11,312 from affiliates)...............                 $ 3,310,355
Interest from affiliates....................................                      87,612
Securities lending--net.....................................                       4,236
                                                                             -----------
Total income................................................                   3,402,203
                                                                             -----------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $   560,284
Accounting services.........................................       73,570
Custodian fees..............................................       30,865
Professional fees...........................................       21,357
Printing and shareholder reports............................       17,200
Directors' fees and expenses................................        9,728
Transfer agent fees--Class I................................        2,419
Pricing services............................................          521
Other.......................................................       26,541
                                                              -----------
Total expenses..............................................                     742,485
                                                                             -----------
Investment income--net......................................                   2,659,718
                                                                             -----------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS)--NET:
Realized gain (loss) on:
  Investments (including $35,707 from affiliates)--net......    2,840,840
  Futures contracts--net....................................     (140,914)     2,699,926
                                                              -----------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   (9,423,608)
  Futures contracts--net....................................     (127,997)    (9,551,605)
                                                              -----------    -----------
Total realized and unrealized loss--net.....................                  (6,851,679)
                                                                             -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $(4,191,961)
                                                                             ===========
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Index 500 V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                              FOR THE SIX      FOR THE
                                                              MONTHS ENDED    YEAR ENDED
                                                                JUNE 30,     DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                2005           2004
-----------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $ 2,659,718    $  6,556,016
Realized gain (loss)--net...................................    2,699,926        (675,372)
Change in unrealized appreciation/depreciation--net.........   (9,551,605)     33,622,674
                                                              ------------   ------------
Net increase (decrease) in net assets resulting from
  operations................................................   (4,191,961)     39,503,318
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................           --      (6,519,974)
  Class II..................................................           --             (18)
  Class III.................................................           --             (18)
                                                              ------------   ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................           --      (6,520,010)
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................  (17,205,764)    (83,126,992)
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................  (21,397,725)    (50,143,684)
Beginning of period.........................................  398,560,069     448,703,753
                                                              ------------   ------------
End of period*..............................................  $377,162,344   $398,560,069
                                                              ============   ============
-----------------------------------------------------------------------------------------
* Undistributed investment income/accumulated distributions
  in excess of investment income--net.......................  $ 2,649,513    $    (10,205)
                                                              ============   ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Index 500 V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                                  CLASS I
                                                        ------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE             FOR THE SIX          FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE           MONTHS ENDED    --------------------------------------------
FINANCIAL STATEMENTS.                                   JUNE 30, 2005     2004        2003        2002        2001
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................    $  15.35      $  14.12    $  11.15    $  14.58    $  16.79
                                                          --------      --------    --------    --------    --------
Investment income--net................................         .11+          .23+        .18+        .15+        .15
Realized and unrealized gain (loss)--net..............        (.27)         1.25        2.96       (3.41)      (2.21)
                                                          --------      --------    --------    --------    --------
Total from investment operations......................        (.16)         1.48        3.14       (3.26)      (2.06)
                                                          --------      --------    --------    --------    --------
Less dividends from investment income--net............          --          (.25)       (.17)       (.17)       (.15)
                                                          --------      --------    --------    --------    --------
Net asset value, end of period........................    $  15.19      $  15.35    $  14.12    $  11.15    $  14.58
                                                          ========      ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share....................      (1.04%)@      10.51%      28.14%     (22.40%)    (12.28%)
                                                          ========      ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................        .40%*         .39%        .38%        .40%        .40%
                                                          ========      ========    ========    ========    ========
Investment income--net................................       1.42%*        1.59%       1.41%       1.20%        .94%
                                                          ========      ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..............    $377,160      $398,558    $448,704    $319,740    $482,374
                                                          ========      ========    ========    ========    ========
Portfolio turnover....................................       1.46%         3.39%       2.30%       7.79%       3.46%
                                                          ========      ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------

*  Annualized.

** Total investment returns exclude insurance-related fees and expenses.

+  Based on average shares outstanding.

@  Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Index 500 V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                           CLASS II
                                                              ----------------------------------
                                                              FOR THE SIX    FOR THE YEAR ENDED
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                  MONTHS ENDED   SEPTEMBER 30, 2004+
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                   JUNE 30,       TO DECEMBER 31,
FINANCIAL STATEMENTS.                                             2005              2004
------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................    $ 15.34            $ 14.29
                                                                -------            -------
Investment income--net***...................................        .11                .10
Realized and unrealized gain (loss)--net....................       (.26)              1.20
                                                                -------            -------
Total from investment operations............................       (.15)              1.30
                                                                -------            -------
Less dividends from investment income--net..................         --               (.25)
                                                                -------            -------
Net asset value, end of period..............................    $ 15.19            $ 15.34
                                                                =======            =======
------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................      (.98%)++           9.12%++
                                                                =======            =======
------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................       .40%*              .39%*
                                                                =======            =======
Investment income--net......................................      1.43%*             2.60%*
                                                                =======            =======
------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................    $     1            $     1
                                                                =======            =======
Portfolio turnover..........................................      1.46%              3.39%
                                                                =======            =======
------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Commencement of operations.

++   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Index 500 V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                          CLASS III
                                                              ----------------------------------
                                                              FOR THE SIX    FOR THE YEAR ENDED
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                  MONTHS ENDED   SEPTEMBER 30, 2004+
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                   JUNE 30,       TO DECEMBER 31,
FINANCIAL STATEMENTS.                                             2005              2004
------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................    $  15.34          $  14.29
                                                                --------          --------
Investment income--net***...................................         .11               .10
Realized and unrealized gain (loss)--net....................        (.26)             1.20
                                                                --------          --------
Total from investment operations............................        (.15)             1.30
                                                                --------          --------
Less dividends from investments income--net.................          --              (.25)
                                                                --------          --------
Net asset value, end of period..............................    $  15.19          $  15.34
                                                                ========          ========
------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................       (.98%)++          9.12%++
                                                                ========          ========
------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................        .40%*             .39%*
                                                                ========          ========
Investment income--net......................................       1.43%*            2.60%*
                                                                ========          ========
------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................    $      1          $      1
                                                                ========          ========
Portfolio turnover..........................................       1.46%             3.39%
                                                                ========          ========
------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Commencement of operations.

++   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Index 500 V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

FAM Variable Series Funds, Inc. (formerly Merrill Lynch Variable Series Funds, Inc.) (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co. ")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Mercury Index 500 V.I. Fund (formerly Merrill Lynch Index 500 V.I. Fund) (the "Fund") is classified as "non-diversified," as defined in the Investment Company Act of 1940, as amended. Class I Shares, Class II Shares and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II Shares and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may

--------------------------------------------------------------------------------

occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Company's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment techniques to provide liquidity or as a proxy for a direct investment in securities underlying the Fund's index. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Options--The Fund may purchase and write covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of

--------------------------------------------------------------------------------

securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"), doing business as Mercury Advisors. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .30% of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management, U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% of the average daily value of the Fund's Class II net assets and .25% of the average daily value of the Fund's Class III net assets. For the six months ended June 30, 2005, the distribution fees were not accrued for Class II and Class III.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the six months ended June 30, 2005, MLIM, LLC received $1,860 in securities lending agent fees from the Fund.

  In addition, MLPF&S received $5 in commissions on the execution of portfolio security transactions for the Fund for the six months ended June 30, 2005.

  In addition, for the six months ended June 30, 2005, the Fund reimbursed MLIM $5,804 for certain accounting services.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, ML & Co., and/or MLIM, LLC.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2005 were $5,401,116 and $32,724,778, respectively.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions were $17,205,764 and $83,126,992 for the six months ended June 30, 2005 and the year ended December 31, 2004, respectively.

  Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------
Class I Shares for the Six Months Ended                   Dollar
             June 30, 2005                 Shares         Amount
-------------------------------------------------------------------
Shares sold...........................    1,333,321    $ 20,163,216
Shares redeemed.......................   (2,480,879)    (37,368,980)
                                         ----------    ------------
Net decrease..........................   (1,147,558)   $(17,205,764)
                                         ==========    ============
-------------------------------------------------------------------

--------------------------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended                      Dollar
December 31, 2004                       Shares         Amount
-----------------------------------------------------------------
Shares sold.........................   1,974,821    $  28,495,922
Shares issued to shareholders in
 reinvestment of dividends..........     424,201        6,519,974
                                      ----------    -------------
Total issued........................   2,399,022       35,015,896
Shares redeemed.....................  (8,207,196)    (118,144,924)
                                      ----------    -------------
Net decrease........................  (5,808,174)   $ (83,129,028)
                                      ==========    =============
-----------------------------------------------------------------

---------------------------------------------------------------------
Class II Shares for the Six Months Ended
June 30, 2005                               Shares      Dollar Amount
---------------------------------------------------------------------
Shares sold...........................            --               --
                                          ----------    -------------
Net increase..........................            --               --
                                          ==========    =============
---------------------------------------------------------------------

-----------------------------------------------------------------
Class II Shares for the Period
September 30, 2004+ to December 31,                    Dollar
2004                                    Shares         Amount
-----------------------------------------------------------------
Shares sold.........................          70    $       1,000
Shares issued to shareholders in
 reinvestment of dividends..........           1               18
                                      ----------    -------------
Net increase........................          71    $       1,018
                                      ==========    =============
-----------------------------------------------------------------

+ Commencement of operations.

----------------------------------------------------------------------
Class III Shares for the Six Months Ended                   Dollar
June 30, 2005                                Shares         Amount
----------------------------------------------------------------------
Shares sold...........................             --               --
                                           ----------    -------------
Net increase..........................             --               --
                                           ==========    =============
----------------------------------------------------------------------

-----------------------------------------------------------------
Class III Shares for the Period
September 30, 2004+ to December 31,                    Dollar
2004                                    Shares         Amount
-----------------------------------------------------------------
Shares sold.........................          70    $       1,000
Shares redeemed.....................           1               18
                                      ----------    -------------
Net increase........................          71    $       1,018
                                      ==========    =============
-----------------------------------------------------------------

+ Commencement of operations.

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2005. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended June 30, 2005.

6. CAPITAL LOSS CARRYFORWARD:

On December 31, 2004, the Fund had a net capital loss carryforward of $49,788,128, of which $3,261,712 expires in 2008, $14,759,870 expires in 2009,
$27,649,566 expires in 2010, $1,879,474 expires in 2011 and $2,237,506 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury International Value V.I. Fund
A Discussion With Your Fund's Portfolio Managers
--------------------------------------------------------------------------------

  The Fund outperformed the benchmark Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index for the period, benefiting primarily from favorable stock selection.
HOW DID THE FUND PERFORM DURING THE PERIOD IN LIGHT OF THE EXISTING MARKET CONDITIONS?

  For the six-month period ended June 30, 2005, Mercury International Value V.I. Fund's Class I Shares had a total return of -0.82%. For the same period, the benchmark MSCI EAFE Index returned -1.17%.

  The start of 2005 saw a continuation of the strong economic growth that marked late 2004. However, this momentum came under pressure in March and April amid growing investor uncertainty. The worries centered on the potential for slowing economic and corporate earnings growth, an increasing oil price and heightened inflationary expectations, which caused some to fear that the U.S. Federal Reserve Board (the Fed) might take a more aggressive approach in its interest rate-hiking campaign. The MSCI EAFE Index, which had returned +15.32% in the fourth quarter of 2004, moved into negative territory (as measured in U.S. dollars) in the first and second quarters of 2005, although the local currency returns were strong.

  Prominent features during the six-month period have been low long-term bond yields and a high oil price. In June, the oil price surpassed $60-per-barrel. So far in 2005, the dollar has strengthened against both the euro and the yen. This was largely fueled by the Fed's consistency in its monetary tightening campaign, amid speculation that interest rates in Europe and the United Kingdom may be reduced.

  Against a backdrop of a rising oil price, the energy sector was among the top performers during the six-month period, posting a return of +13% in U.S. dollar terms. Apart from that, there were no obvious sector patterns. Among the top performers were utilities (+4%), capital goods (+3%), and health care (+3%). The worst-performing sectors were in the market's growth areas, such as technology, particularly semiconductors (-9%), hardware (-5%) and software services (-8%). Telecommunications (-9%) and automobiles (-6%) also lagged.

  Fund performance benefited from our having virtually no exposure to the poor-performing technology sector. Strong stock selection and an overweight position in capital goods also contributed to results. Offsetting this somewhat was our overweight position in the poor-performing telecommunications sector.

  Stock selection had the greatest impact on performance. Top performers included Norwegian oil producer Statoil ASA (with an absolute return of +36%) and French integrated oil company Total SA (+10%). Both benefited from the rising oil price and their upstream exposure. Italian retail bank Capitalia SpA (+25%) continued to perform well, supported by a successful cost-cutting and restructuring plan and prospects for consolidation in the European banking industry after the announcement of Italy's UniCredito Italiano SpA merger with Germany's HVB. Japan Tobacco Inc. (+18%) also benefited from cost-cutting and restructuring. Other positive contributors included Neptune Orient Lines Ltd. (+35%), a shipping company based in Singapore; French construction company Vinci SA (+26%); German construction company Hochtief AG (+11%); and German power utility RWE AG (+17%).

  Stocks that detracted from performance included Japanese bank Mitsubishi Tokyo Financial Group, Inc. (MTFG), which declined 16% on concerns that the merger with UFJ would be on unfavorable terms; Japanese telecommunications provider NTT DoCoMo, Inc. (-19%), which underperformed due to increased competition in the Japanese mobile phone market; and Mitsubishi Securities Co., Ltd. (-18%), a Japanese financial services provider resulting from the merger of three companies. In Europe, detractors included Belgacom SA (-17%), a Belgium telecommunication company that declined after a profit warning at its mobile phone franchise; and Clariant AG (-21%), a Swiss chemical company that fell after announcing disappointing sales and profits as a result of slower demand and higher raw materials costs.

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

  The main transactions were a result of bottom-up stock picking. We also began to take profits in holdings that outperformed, particularly cyclical stocks that reached our price targets. To that end, we reduced our position in U.K. industrial conglomerate Smiths Group Plc and sold Swiss electrical equipment company ABB Ltd. We also reduced exposure to Vinci, Hochtief, Swedish machinery company Volvo AB and French auto company Peugeot SA.

--------------------------------------------------------------------------------

  We increased exposure to the financials sector. In the United Kingdom, we added to our positions in Royal Bank of Scotland Group Plc and HBOS Plc. In Japan, our purchase of Takefuji Corp. was funded through the sale of Promise Co., both consumer finance companies. A recent restructuring has afforded Takefuji a wider shareholder base, and the stock is trading at a more attractive valuation than Promise. We also added significantly to our position in MTFG, which we believe will benefit from the merger with UFJ.

  In energy, we sold Shell Transport & Trading Co. and purchased Repsol YPF SA, a Spanish oil company that we favored due to its attractive valuation and exposure to refining operations. We also exited our position in oil and gas company Santos Ltd. after strong performance. In the utility sector, we purchased German company RWE AG, which offers an attractive dividend yield, in addition to benefiting from pricing power and favorable regulation. We also purchased Italian utility Enel SpA and Norwegian utility Fortum Oyj for their relatively high dividend yields and exposure to the European power markets.

  Other notable purchases included Telenor ASA, a Norwegian telecommunications company that offers exposure to Eastern Europe and high cash-flow generation, and Dutch food retailer Royal Ahold NV, given what we view as a successful restructuring story.

HOW WOULD YOU CHARACTERIZE THE FUND'S POSITION AT THE CLOSE OF THE PERIOD?

  As a result of our transactions, the Fund ended the period overweight in financials, underweight growth sectors and neutral in defensive sectors. The overweight to financials comes primarily from our exposure to banking. We have key overweights in U.K. banks, an area that has performed poorly recently based on fears that a slowdown in U.K. consumer spending and the housing market could lead to higher loan positions for these banks. We feel the fears are overdone and find the banks to be trading at attractive valuations and offering compelling dividend yields. We believe they could benefit from the potential for U.K. interest rate cuts later this year. We also hold domestically oriented retail banks Capitalia and Norwegian bank DnB NOR ASA, which offer strong growth prospects and a low risk profile, as well as banks that we expect to benefit from potential merger synergies, such as MTFG and UniCredito Haliano SpA.

  We also favor the utility sector for its defensive qualities, and believe higher energy prices and low bond yields make for a positive environment for utilities. The utility stocks in the portfolio offer attractive dividend yields. The Fund also has relatively high exposure to telecommunication services and, as a result of our recent transactions, has an increased weighting in energy. We believe oil prices are likely to remain higher for longer, and energy companies should benefit as a result. Within energy, we hold highly cash-generative companies with strong dividend yields and, in particular, we favor companies with exposure to refining. The Fund has limited exposure to growth-oriented sectors, such as software and technology hardware, where we struggle to find attractive valuations. We also have no exposure to the media sector.

  In general, the corporate sector appears to be in good shape following years of cost-cutting, restructuring and financial re-engineering. The suspension of the proposed new EU constitution in the wake of its rejection in France and the Netherlands has not had a negative impact on equity markets--in fact, the recent weakening of the euro is beneficial for Europe's exporters. In Japan, we are starting to see signs that the economy is breaking free from its 10-15 year slump. Corporate earnings results have been very good and companies continue to benefit from restructuring. Asset write-offs are coming to an end, and with first-quarter gross domestic product growth at 4.9%, led by the domestic sectors of the economy, the outlook for earnings remains positive.

James A. Macmillan
Vice President and Senior Portfolio Manager

Rob Weatherston
Vice President and Portfolio Manager

July 13, 2005

---------------------------------------------------------

  We are pleased to announce that Rob Weatherston has joined James Macmillan in the day-to-day management of the Fund's portfolio and the selection of its investments. Mr. Weatherston has been a portfolio manager of the Fund since 2001. He has been a Director of MLIM since 2005 and was a Vice President thereof from 1999 to 2005.

---------------------------------------------------------

  Effective May 1, 2005, the name of the Fund was changed to Mercury International Value V.I. Fund of FAM Variable Series Funds, Inc. This change has no impact on the Fund's investment objective or its management team, nor does it result in a change to the Fund's symbol.

---------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury International Value V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/05                                           +15.26%
--------------------------------------------------------------------------
Five Years Ended 6/30/05                                         + 5.81
--------------------------------------------------------------------------
Inception (6/10/98) through 6/30/05                              + 6.85
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury International Value V.I. Fund
Aggregate Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
Inception (9/30/04) through 6/30/05                              +15.83%
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury International Value V.I. Fund
Aggregate Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
Inception (9/30/04) through 6/30/05                              +15.83%
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury International Value V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF JUNE 30, 2005                                           TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  -0.82%         +15.26%
-----------------------------------------------------------------------------------------
Class II Shares*                                                 -0.82              --
-----------------------------------------------------------------------------------------
Class III Shares*                                                -0.82              --
-----------------------------------------------------------------------------------------
MSCI EAFE Index**                                                -1.17          +13.65
-----------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Class II and Class III Shares commenced operations on 9/30/04. Returns do not show the effects of distribution fees (12(b)-1 fees) applicable to Class II and Class III Shares because these fees have not yet been charged. If such fees were included, returns shown would have been lower. In addition, the Fund's Investment Adviser waived a portion of its fee. Without such waiver, the Fund's performance would have been lower.

** This unmanaged Index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East (in U.S. dollars).

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury International Value V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2005 and held through June 30, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  EXPENSES PAID
                                                                 BEGINNING         ENDING       DURING THE PERIOD*
                                                               ACCOUNT VALUE    ACCOUNT VALUE   JANUARY 1, 2005 TO
                                                              JANUARY 1, 2005   JUNE 30, 2005     JUNE 30, 2005
------------------------------------------------------------------------------------------------------------------
ACTUAL
------------------------------------------------------------------------------------------------------------------
Class I                                                           $1,000          $  991.80           $3.70
------------------------------------------------------------------------------------------------------------------
Class II                                                          $1,000          $  991.80           $3.70
------------------------------------------------------------------------------------------------------------------
Class III                                                         $1,000          $  991.80           $3.70
------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
------------------------------------------------------------------------------------------------------------------
Class I                                                           $1,000          $1,021.08           $3.76
------------------------------------------------------------------------------------------------------------------
Class II                                                          $1,000          $1,021.08           $3.76
------------------------------------------------------------------------------------------------------------------
Class III                                                         $1,000          $1,021.08           $3.76
------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.75% for Class I, .75% for Class II and .75% for Class III), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Currently, Class II and Class III have money from an affiliated entity and are not accruing their distribution fees (12(b)-1 fees). In addition, each class of the Fund had a waiver of expenses. If, during the period, the distribution fees were accrued and no waiver occurred, the actual expense ratios would have been approximately .86% for Class I, 1.01% for Class II and 1.11% for Class III, the actual expenses paid would have been approximately $4.25 for Class I, $4.99 for Class II and $5.48 for Class III, and the hypothetical expenses paid would have been approximately $4.31 for Class I, $5.06 for Class II and $5.56 for Class III.

**Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury International Value V.I. Fund
Portfolio Information as of June 30, 2005
--------------------------------------------------------------------------------

                                                                 PERCENT OF
GEOGRAPHIC ALLOCATION                                         TOTAL INVESTMENTS
-------------------------------------------------------------------------------
United Kingdom..............................................        20.0%
Japan.......................................................        18.6
France......................................................        11.6
Germany.....................................................         8.7
Netherlands.................................................         7.9
Italy.......................................................         7.5
Switzerland.................................................         6.0
Norway......................................................         3.9
Spain.......................................................         2.3
Sweden......................................................         2.1
Belgium.....................................................         2.1
Australia...................................................         1.8
Finland.....................................................         1.6
Denmark.....................................................         1.4
Singapore...................................................         1.3
Portugal....................................................         1.2
South Korea.................................................         1.0
Ireland.....................................................         0.6
Other*......................................................         0.4
-------------------------------------------------------------------------------

* Includes portfolio holdings in short-term investments.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury International Value V.I. Fund
Schedule of Investments as of June 30, 2005                    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                    SHARES
COUNTRY                      INDUSTRY*               HELD                    COMMON STOCKS                  VALUE
---------------------------------------------------------------------------------------------------------------------
AUSTRALIA--1.7%      COMMERCIAL BANKS--1.1%           239,545    Australia & New Zealand Banking Group
                                                                   Ltd. ...............................  $  3,971,388
                     ------------------------------------------------------------------------------------------------
                     PAPER & FOREST                   867,000    PaperlinX Ltd. .......................     1,989,214
                     PRODUCTS--0.6%
                     ------------------------------------------------------------------------------------------------
                                                                 TOTAL COMMON STOCKS IN AUSTRALIA......     5,960,602
---------------------------------------------------------------------------------------------------------------------
BELGIUM--2.1%        DIVERSIFIED                      164,010    Belgacom SA...........................     5,609,301
                     TELECOMMUNICATION
                     SERVICES--1.6%
                     ------------------------------------------------------------------------------------------------
                     LEISURE EQUIPMENT &               53,927    AGFA-Gevaert NV.......................     1,491,806
                     PRODUCTS--0.5%
                     ------------------------------------------------------------------------------------------------
                                                                 TOTAL COMMON STOCKS IN BELGIUM........     7,101,107
---------------------------------------------------------------------------------------------------------------------
DENMARK--1.3%        COMMERCIAL BANKS--1.3%           152,256    Danske Bank A/S.......................     4,582,299
                     ------------------------------------------------------------------------------------------------
                                                                 TOTAL COMMON STOCKS IN DENMARK........     4,582,299
---------------------------------------------------------------------------------------------------------------------
FINLAND--1.6%        ELECTRIC UTILITIES--1.6%         343,264    Fortum Oyj............................     5,506,354
                     ------------------------------------------------------------------------------------------------
                                                                 TOTAL COMMON STOCKS IN FINLAND........     5,506,354
---------------------------------------------------------------------------------------------------------------------
FRANCE--11.3%        AUTOMOBILES--1.3%                 77,746    Peugeot SA............................     4,610,168
                     ------------------------------------------------------------------------------------------------
                     COMMERCIAL BANKS--2.0%           100,082    BNP Paribas...........................     6,870,036
                     ------------------------------------------------------------------------------------------------
                     CONSTRUCTION &                    55,148    Vinci SA..............................     4,593,441
                     ENGINEERING--1.3%
                     ------------------------------------------------------------------------------------------------
                     FOOD & STAPLES                   139,782    Carrefour SA..........................     6,786,027
                     RETAILING--2.0%
                     ------------------------------------------------------------------------------------------------
                     METALS & MINING--1.4%            253,074    Arcelor...............................     4,969,565
                     ------------------------------------------------------------------------------------------------
                     OIL, GAS & CONSUMABLE             48,251    Total SA..............................    11,350,084
                     FUELS--3.3%
                     ------------------------------------------------------------------------------------------------
                                                                 TOTAL COMMON STOCKS IN FRANCE.........    39,179,321
---------------------------------------------------------------------------------------------------------------------
GERMANY--8.5%        AIR FREIGHT &                    260,250    Deutsche Post AG......................     6,087,203
                     LOGISTICS--1.8%
                     ------------------------------------------------------------------------------------------------
                     COMMERCIAL BANKS--1.5%           109,505    Deutsche Postbank AG..................     5,391,729
                     ------------------------------------------------------------------------------------------------
                     CONSTRUCTION &                   109,262    Hochtief AG...........................     3,836,075
                     ENGINEERING--1.1%
                     ------------------------------------------------------------------------------------------------
                     ELECTRIC UTILITIES--1.3%          49,284    E.ON AG...............................     4,396,181
                     ------------------------------------------------------------------------------------------------
                     MULTI-UTILITIES--2.8%            149,827    RWE AG................................     9,682,525
                     ------------------------------------------------------------------------------------------------
                                                                 TOTAL COMMON STOCKS IN GERMANY........    29,393,713
---------------------------------------------------------------------------------------------------------------------
IRELAND--0.6%        COMMERCIAL BANKS--0.6%           134,573    Bank of Ireland.......................     2,170,112
                     ------------------------------------------------------------------------------------------------
                                                                 TOTAL COMMON STOCKS IN IRELAND........     2,170,112
---------------------------------------------------------------------------------------------------------------------
ITALY--7.3%          COMMERCIAL BANKS--3.8%         1,090,703    Capitalia SpA.........................     6,109,785
                                                    1,319,879    UniCredito Italiano SpA...............     6,979,699
                                                                                                         ------------
                                                                                                           13,089,484
                     ------------------------------------------------------------------------------------------------
                     ELECTRIC UTILITIES--0.2%          84,661    Enel SpA..............................       737,965
                     ------------------------------------------------------------------------------------------------
                     INSURANCE--1.2%                  151,482    Fondiaria-Sai SpA.....................     4,106,153
                     ------------------------------------------------------------------------------------------------
                     OIL, GAS & CONSUMABLE            282,028    ENI SpA...............................     7,276,049
                     FUELS--2.1%
                     ------------------------------------------------------------------------------------------------
                                                                 TOTAL COMMON STOCKS IN ITALY..........    25,209,651
---------------------------------------------------------------------------------------------------------------------
JAPAN--18.2%         AUTOMOBILES--3.2%                 39,000    Honda Motor Co., Ltd..................     1,925,187
                                                      352,000    Nissan Motor Co., Ltd.................     3,487,916
                                                      158,700    Toyota Motor Corp.....................     5,685,759
                                                                                                         ------------
                                                                                                           11,098,862
                     ------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury International Value V.I. Fund
Schedule of Investments as of June 30, 2005 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                    SHARES
COUNTRY                      INDUSTRY*               HELD                    COMMON STOCKS                  VALUE
---------------------------------------------------------------------------------------------------------------------
JAPAN (CONCLUDED)    BEVERAGES--1.9%                  539,000    Asahi Breweries Ltd...................  $  6,430,449
                     ------------------------------------------------------------------------------------------------
                     CAPITAL MARKETS--1.1%            434,000    Mitsubishi Securities Co., Ltd........     3,850,032
                     ------------------------------------------------------------------------------------------------
                     COMMERCIAL BANKS--3.2%             1,296    Mitsubishi Tokyo Financial Group,
                                                                   Inc.................................    11,005,649
                     ------------------------------------------------------------------------------------------------
                     COMMERCIAL SERVICES &            266,000    Toppan Printing Co., Ltd..............     2,820,594
                     SUPPLIES--0.8%
                     ------------------------------------------------------------------------------------------------
                     CONSUMER FINANCE--1.7%            88,100    Takefuji Corp.........................     5,962,909
                     ------------------------------------------------------------------------------------------------
                     HOUSEHOLD DURABLES--1.0%         339,000    Sekisui House Ltd.....................     3,429,465
                     ------------------------------------------------------------------------------------------------
                     LEISURE EQUIPMENT &              228,000    Yamaha Corp...........................     3,559,607
                     PRODUCTS--1.0%
                     ------------------------------------------------------------------------------------------------
                     PHARMACEUTICALS--1.3%             88,600    Takeda Pharmaceutical Co., Ltd........     4,397,618
                     ------------------------------------------------------------------------------------------------
                     SOFTWARE--0.6%                   154,200    Namco Ltd.............................     2,053,959
                     ------------------------------------------------------------------------------------------------
                     WIRELESS TELECOMMUNICATION           365    KDDI Corp.............................     1,689,784
                     SERVICES--2.4%
                                                        4,507    NTT DoCoMo, Inc.......................     6,670,409
                                                                                                         ------------
                                                                                                            8,360,193
                     ------------------------------------------------------------------------------------------------
                                                                 TOTAL COMMON STOCKS IN JAPAN..........    62,969,337
---------------------------------------------------------------------------------------------------------------------
NETHERLANDS--7.7%    AIR FREIGHT &                    161,231    TNT NV................................     4,089,334
                     LOGISTICS--1.2%
                     ------------------------------------------------------------------------------------------------
                     COMMERCIAL SERVICES &            495,708    Buhrmann NV...........................     4,903,068
                     SUPPLIES--1.4%
                     ------------------------------------------------------------------------------------------------
                     DIVERSIFIED FINANCIAL            159,904    ING Groep NV CVA......................     4,524,160
                     SERVICES--1.3%
                     ------------------------------------------------------------------------------------------------
                     FOOD & STAPLES                   515,118    Koninklijke Ahold NV (b)..............     4,240,681
                     RETAILING--1.5%
                                                      140,242    Koninklijke Ahold NV (a)(b)(d)........     1,089,821
                                                                                                         ------------
                                                                                                            5,330,502
                     ------------------------------------------------------------------------------------------------
                     HOUSEHOLD DURABLES--1.2%         156,638    Koninklijke Philips Electronics NV....     3,963,359
                     ------------------------------------------------------------------------------------------------
                     INSURANCE--1.1%                  295,044    Aegon NV..............................     3,825,571
                     ------------------------------------------------------------------------------------------------
                                                                 TOTAL COMMON STOCKS IN THE
                                                                 NETHERLANDS...........................    26,635,994
---------------------------------------------------------------------------------------------------------------------
NORWAY--3.8%         DIVERSIFIED                      783,865    Telenor ASA...........................     6,264,637
                     TELECOMMUNICATION
                     SERVICES--1.8%
                     ------------------------------------------------------------------------------------------------
                     OIL, GAS & CONSUMABLE            334,713    Statoil ASA...........................     6,834,743
                     FUELS--2.0%
                     ------------------------------------------------------------------------------------------------
                                                                 TOTAL COMMON STOCKS IN NORWAY.........    13,099,380
---------------------------------------------------------------------------------------------------------------------
PORTUGAL--1.2%       ELECTRIC UTILITIES--1.2%       1,678,610    Energias de Portugal SA...............     4,227,008
                     ------------------------------------------------------------------------------------------------
                                                                 TOTAL COMMON STOCKS IN PORTUGAL.......     4,227,008
---------------------------------------------------------------------------------------------------------------------
SINGAPORE--1.2%      MARINE--1.2%                   1,925,000    Neptune Orient Lines Ltd..............     4,312,511
                     ------------------------------------------------------------------------------------------------
                                                                 TOTAL COMMON STOCKS IN SINGAPORE......     4,312,511
---------------------------------------------------------------------------------------------------------------------
SOUTH KOREA--1.0%    DIVERSIFIED                      159,800    KT Corp. (a)..........................     3,435,700
                     TELECOMMUNICATION
                     SERVICES--1.0%
                     ------------------------------------------------------------------------------------------------
                                                                 TOTAL COMMON STOCKS IN SOUTH KOREA....     3,435,700
---------------------------------------------------------------------------------------------------------------------
SPAIN--2.3%          OIL, GAS & CONSUMABLE            307,059    Repsol YPF SA.........................     7,866,063
                     FUELS--2.3%
                     ------------------------------------------------------------------------------------------------
                                                                 TOTAL COMMON STOCKS IN SPAIN..........     7,866,063
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury International Value V.I. Fund
Schedule of Investments as of June 30, 2005 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                    SHARES
COUNTRY                      INDUSTRY*               HELD                    COMMON STOCKS                  VALUE
---------------------------------------------------------------------------------------------------------------------
SWEDEN--2.1%         DIVERSIFIED FINANCIAL            336,306    Investor AB...........................  $  4,565,074
                     SERVICES--1.3%
                     ------------------------------------------------------------------------------------------------
                     MACHINERY--0.8%                   62,956    Volvo AB Class B......................     2,563,726
                     ------------------------------------------------------------------------------------------------
                                                                 TOTAL COMMON STOCKS IN SWEDEN.........     7,128,800
---------------------------------------------------------------------------------------------------------------------
SWITZERLAND--5.9%    CAPITAL MARKETS--1.9%            169,593    Credit Suisse Group...................     6,691,848
                     ------------------------------------------------------------------------------------------------
                     CHEMICALS--1.1%                  272,147    Clariant AG...........................     3,621,971
                     ------------------------------------------------------------------------------------------------
                     CONSTRUCTION                     112,946    Holcim Ltd............................     6,876,737
                     MATERIALS--2.0%
                     ------------------------------------------------------------------------------------------------
                     INSURANCE--0.9%                   24,527    Swiss Life Holding....................     3,239,379
                     ------------------------------------------------------------------------------------------------
                                                                 TOTAL COMMON STOCKS IN SWITZERLAND....    20,429,935
---------------------------------------------------------------------------------------------------------------------
UNITED               AEROSPACE & DEFENSE--1.9%      1,305,897    BAE Systems Plc.......................     6,717,914
KINGDOM--19.6%
                     ------------------------------------------------------------------------------------------------
                     COMMERCIAL BANKS--6.3%           639,476    Barclays Plc..........................     6,367,251
                                                      326,699    HBOS Plc..............................     5,038,976
                                                      338,951    Royal Bank of Scotland Group Plc......    10,243,258
                                                                                                         ------------
                                                                                                           21,649,485
                     ------------------------------------------------------------------------------------------------
                     FOOD & STAPLES                   342,897    Boots Group Plc.......................     3,743,041
                     RETAILING--1.1%
                     ------------------------------------------------------------------------------------------------
                     FOOD PRODUCTS--1.2%              431,227    Cadbury Schweppes Plc.................     4,119,806
                     ------------------------------------------------------------------------------------------------
                     INDUSTRIAL                       243,811    Smiths Group Plc......................     4,016,173
                     CONGLOMERATES--1.2%
                     ------------------------------------------------------------------------------------------------
                     INSURANCE--1.8%                  697,297    Prudential Plc........................     6,202,431
                     ------------------------------------------------------------------------------------------------
                     PHARMACEUTICALS--2.1%            307,954    GlaxoSmithKline Plc...................     7,457,355
                     ------------------------------------------------------------------------------------------------
                     SPECIALTY RETAIL--1.3%           920,191    Kesa Electricals Plc..................     4,610,027
                     ------------------------------------------------------------------------------------------------
                     TRANSPORTATION                   395,378    BAA Plc...............................     4,393,876
                     INFRASTRUCTURE--1.3%
                     ------------------------------------------------------------------------------------------------
                     WIRELESS TELECOMMUNICATION     1,958,658    Vodafone Group Plc....................     4,774,647
                     SERVICES--1.4%
                     ------------------------------------------------------------------------------------------------
                                                                 TOTAL COMMON STOCKS IN THE
                                                                 UNITED KINGDOM........................    67,684,755
---------------------------------------------------------------------------------------------------------------------
                                                                 TOTAL COMMON STOCKS
                                                                 (COST--$285,325,876)--97.4%...........   336,892,642
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury International Value V.I. Fund
Schedule of Investments as of June 30, 2005 (concluded)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                   BENEFICIAL
      COUNTRY                INDUSTRY*               INTEREST             OTHER INTERESTS (C)               VALUE
---------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM--0.0% ELECTRIC UTILITIES--0.0%    US$   54,000    British Energy Plc Deferred
                                                                   Shares..............................  $          0
---------------------------------------------------------------------------------------------------------------------
                                                                 TOTAL OTHER INTERESTS
                                                                 (COST--$0)--0.0%......................             0
---------------------------------------------------------------------------------------------------------------------
                                                                         SHORT-TERM SECURITIES
---------------------------------------------------------------------------------------------------------------------
                                                 US$1,371,668    Merrill Lynch Liquidity Series, LLC
                                                                   Cash Sweep Series I (e).............     1,371,668
---------------------------------------------------------------------------------------------------------------------
                                                                 TOTAL SHORT-TERM SECURITIES
                                                                 (COST--$1,371,668)--0.4%..............     1,371,668
---------------------------------------------------------------------------------------------------------------------
                                                                 TOTAL INVESTMENTS
                                                                 (COST--$286,697,544**)--97.8%.........   338,264,310
                                                                 OTHER ASSETS LESS LIABILITIES--2.2%...     7,696,807
                                                                                                         ------------
                                                                 NET ASSETS--100.0%....................  $345,961,117
                                                                                                         ============
---------------------------------------------------------------------------------------------------------------------

* For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

** The cost and unrealized appreciation (depreciation) of investments as of June 30, 2005, as computed for federal income tax purposes, were as follows:


Aggregate cost..............................................   $290,289,056
                                                               ============
Gross unrealized appreciation...............................   $ 57,656,487
Gross unrealized depreciation...............................     (9,681,233)
                                                               ------------
Net unrealized appreciation.................................   $ 47,975,254
                                                               ============

(a) Depositary Receipts.
(b) Non-income producing security.
(c) Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.
(d) Restricted security as to resale, representing 0.3% of net assets, was as follows:

------------------------------------------------------------------------------------------------
                                                              ACQUISITION
ISSUE                                                            DATE        COST       VALUE
------------------------------------------------------------------------------------------------
Koninklijke Ahold NV+.......................................  12/11/2003   $833,205   $1,089,821
------------------------------------------------------------------------------------------------

+ Depositary Receipts.

(e) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

-------------------------------------------------------------------------------------
                                                                             INTEREST
AFFILIATE                                                     NET ACTIVITY    INCOME
-------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....  $ 1,371,668    $51,752
Merrill Lynch Liquidity Series, LLC Money Market Series.....  $(2,422,713)   $ 1,161
-------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury International Value V.I. Fund
Statement of Assets and Liabilities as of June 30, 2005
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (identified
  cost--$285,325,876).......................................                  $336,892,642
Investments in affiliated securities, at value (identified
  cost--$1,371,668).........................................                     1,371,668
Cash........................................................                           298
Foreign cash (cost--$68)....................................                            67
Receivables:
  Securities sold...........................................  $  7,636,661
  Dividends.................................................     1,468,247
  Capital shares sold.......................................     1,198,201
  Interest from affiliates..................................        13,013
  Investment adviser........................................        10,704      10,326,826
                                                              ------------
Prepaid expenses............................................                         1,287
                                                                              ------------
Total assets................................................                   348,592,788
                                                                              ------------
-------------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................     2,051,554
  Capital shares redeemed...................................       521,658
  Other affiliates..........................................         5,064       2,578,276
                                                              ------------
Accrued expenses............................................                        53,395
                                                                              ------------
Total liabilities...........................................                     2,631,671
                                                                              ------------
-------------------------------------------------------------------------------------------
NET ASSETS..................................................                  $345,961,117
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                  $  2,559,462
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                             9
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                             9
Paid-in capital in excess of par............................                   310,162,726
Undistributed investment income--net........................  $  3,726,531
Accumulated realized capital losses--net....................   (22,018,933)
Unrealized appreciation--net................................    51,531,313
                                                              ------------
Total accumulated earnings--net.............................                    33,238,911
                                                                              ------------
NET ASSETS..................................................                  $345,961,117
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $345,958,800 and 25,594,624
  shares outstanding........................................                  $      13.52
                                                                              ============
Class II--Based on net assets of $1,158.49 and 85.61 shares
  outstanding...............................................                  $      13.53
                                                                              ============
Class III--Based on net assets of $1,158.49 and 85.61 shares
  outstanding...............................................                  $      13.53
                                                                              ============
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury International Value V.I. Fund
Statement of Operations for the Six Months Ended June 30, 2005
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $899,301 foreign withholding tax).........                  $  8,127,425
Interest (including $51,752 from affiliates)................                        55,047
Securities lending--net.....................................                         1,161
                                                                              ------------
Total income................................................                     8,183,633
                                                                              ------------
-------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $  1,361,195
Custodian fees..............................................        76,675
Accounting services.........................................        71,957
Professional fees...........................................        18,785
Printing and shareholder reports............................        15,964
Directors' fees and expenses................................         9,000
Pricing fees................................................         3,916
Transfer agent fees--Class I................................         2,345
Other.......................................................         7,702
                                                              ------------
Total expenses before waiver................................     1,567,539
Waiver of expenses..........................................      (201,848)
                                                              ------------
Total expenses after waiver.................................                     1,365,691
                                                                              ------------
Investment income--net......................................                     6,817,942
                                                                              ------------
-------------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS)--NET:
Realized gain (loss) on:
  Investments--net..........................................    35,350,070
  Foreign currency transactions--net........................      (171,872)
  Increase from payments by affiliates for realized losses
  on the disposal of investments related to a revised
  capital share transaction.................................        23,470      35,201,668
                                                              ------------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   (45,443,813)
  Foreign currency transactions--net........................       (77,093)    (45,520,906)
                                                              ------------    ------------
Total realized and unrealized loss--net.....................                   (10,319,238)
                                                                              ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                  $ (3,501,296)
                                                                              ============
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury International Value V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                              FOR THE SIX      FOR THE
                                                              MONTHS ENDED    YEAR ENDED
                                                                JUNE 30,     DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                2005           2004
-----------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $ 6,817,942    $  5,566,540
Realized gain--net..........................................   35,201,668      32,585,689
Change in unrealized appreciation/depreciation--net.........  (45,520,906)     30,467,160
                                                              ------------   ------------
Net increase (decrease) in net assets resulting from
  operations................................................   (3,501,296)     68,619,389
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................   (1,066,229)     (8,199,970)
  Class II..................................................           (3)            (26)
  Class III.................................................           (3)            (26)
                                                              ------------   ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................   (1,066,235)     (8,200,022)
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................  (23,423,685)     (6,359,016)
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................  (27,991,216)     54,060,351
Beginning of period.........................................  373,952,333     319,891,982
                                                              ------------   ------------
End of period*..............................................  $345,961,117   $373,952,333
                                                              ============   ============
-----------------------------------------------------------------------------------------
* Undistributed investment income/Accumulated distributions
  in excess of investment income--net.......................  $ 3,726,531    $ (2,025,176)
                                                              ============   ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury International Value V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                                  CLASS I
                                                        ------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE             FOR THE SIX          FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE           MONTHS ENDED    --------------------------------------------
FINANCIAL STATEMENTS.                                   JUNE 30, 2005     2004        2003        2002        2001
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................    $  13.67      $  11.41    $   8.26    $   9.69    $  11.68
                                                          --------      --------    --------    --------    --------
Investment income--net**..............................         .25           .20         .19         .13         .20
Realized and unrealized gain (loss)--net..............        (.36)         2.37        3.29       (1.21)      (1.71)
                                                          --------      --------    --------    --------    --------
Total from investment operations......................        (.11)         2.57        3.48       (1.08)      (1.51)
                                                          --------      --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net..............................        (.04)         (.31)       (.33)       (.35)       (.24)
  Realized gain--net..................................          --            --          --          --        (.24)
                                                          --------      --------    --------    --------    --------
Total dividends and distributions.....................        (.04)         (.31)       (.33)       (.35)       (.48)
                                                          --------      --------    --------    --------    --------
Net asset value, end of period........................    $  13.52      $  13.67    $  11.41    $   8.26    $   9.69
                                                          ========      ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:***
Based on net asset value per share....................       (.82%)++@    22.54%      42.24%+    (11.54%)    (12.90%)
                                                          ========      ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of waiver and excluding reorganization
  expenses............................................        .75%*         .86%        .87%        .91%        .99%
                                                          ========      ========    ========    ========    ========
Expenses, net of waiver...............................        .75%*         .86%        .89%        .91%       1.01%
                                                          ========      ========    ========    ========    ========
Expenses..............................................        .86%*         .86%        .89%        .91%       1.01%
                                                          ========      ========    ========    ========    ========
Investment income--net................................       3.76%*        1.69%       2.08%       1.38%       1.83%
                                                          ========      ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..............    $345,959      $373,950    $319,892    $240,002    $349,318
                                                          ========      ========    ========    ========    ========
Portfolio turnover....................................         40%           62%         54%         55%         62%
                                                          ========      ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------

*   Annualized.

**   Based on average shares outstanding.

*** Total investment returns exclude insurance-related fees and expenses.

+ In 2003, .12% of the Fund's total return consisted of voluntary reimbursements by the Investment Adviser for the realized losses on foreign currency transactions.

++ Merrill Lynch Investment Managers, L.P. fully reimbursed the Fund for a loss on a security transaction related to a revised capital share transaction, which had no impact on total investment return.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury International Value V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                           CLASS II
                                                              ----------------------------------
                                                              FOR THE SIX      FOR THE PERIOD
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                  MONTHS ENDED   SEPTEMBER 30, 2004+
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                   JUNE 30,       TO DECEMBER 31,
FINANCIAL STATEMENTS.                                             2005              2004
------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................    $ 13.68            $ 11.98
                                                                -------            -------
Investment income--net**....................................        .25                .02
Realized and unrealized gain (loss)--net....................       (.36)              1.99
                                                                -------            -------
Total from investment operations............................       (.11)              2.01
                                                                -------            -------
Less dividends:
  Investment income--net....................................       (.04)                --
  In excess of investment income--net.......................         --               (.31)
                                                                -------            -------
Total dividends.............................................       (.04)              (.31)
                                                                -------            -------
Net asset value, end of period..............................    $ 13.53            $ 13.68
                                                                =======            =======
------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:***
Based on net asset value per share..........................      (.82%)@++         16.79%@
                                                                =======            =======
------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of waiver.....................................       .75%*              .86%*
                                                                =======            =======
Expenses....................................................       .86%*              .86%*
                                                                =======            =======
Investment income--net......................................      3.76%*              .55%*
                                                                =======            =======
------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................    $     1            $     1
                                                                =======            =======
Portfolio turnover..........................................        40%                62%
                                                                =======            =======
------------------------------------------------------------------------------------------------

*   Annualized.

**  Based on average shares outstanding.

*** Total investment returns exclude insurance-related fees and expenses.

+   Commencement of operations.

++ Merrill Lynch Investment Managers, L.P. fully reimbursed the Fund for a loss on a security transaction related to a revised capital share transaction, which had no impact on total investment return.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury International Value V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                          CLASS III
                                                              ----------------------------------
                                                              FOR THE SIX      FOR THE PERIOD
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                  MONTHS ENDED   SEPTEMBER 30, 2004+
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                   JUNE 30,       TO DECEMBER 31,
FINANCIAL STATEMENTS.                                             2005              2004
------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................    $ 13.68            $ 11.98
                                                                -------            -------
Investment income--net**....................................        .25                .02
Realized and unrealized gain (loss)--net....................       (.36)              1.99
                                                                -------            -------
Total from investment operations............................       (.11)              2.01
                                                                -------            -------
Less dividends:
  Investment income--net....................................       (.04)                --
  In excess of investment income--net.......................         --               (.31)
                                                                -------            -------
Total dividends.............................................       (.04)              (.31)
                                                                -------            -------
Net asset value, end of period..............................    $ 13.53            $ 13.68
                                                                =======            =======
------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:***
Based on net asset value per share..........................      (.82%)@++         16.79%@
                                                                =======            =======
------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of waiver.....................................       .75%*              .86%*
                                                                =======            =======
Expenses....................................................       .86%*              .86%*
                                                                =======            =======
Investment income--net......................................      3.76%*              .55%*
                                                                =======            =======
------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................    $     1            $     1
                                                                =======            =======
Portfolio turnover..........................................        40%                62%
                                                                =======            =======
------------------------------------------------------------------------------------------------

*   Annualized.

**  Based on average shares outstanding.

*** Total investment returns exclude insurance-related fees and expenses.

+   Commencement of operations.

++ Merrill Lynch Investment Managers, L.P. fully reimbursed the Fund for a loss on a security transaction related to a revised capital share transaction, which had no impact on total investment return.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury International Value V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

FAM Variable Series Funds, Inc. (formerly Merrill Lynch Variable Series Funds, Inc.) (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Mercury International Value V.I. Fund (formerly Merrill Lynch International Value V.I. Fund) (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may

--------------------------------------------------------------------------------

occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Company's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

- Options--The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

--------------------------------------------------------------------------------

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"), doing business as Mercury Advisors. This agreement must be approved by the Fund's shareholders. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .75% of the average daily value of the Fund's net assets. Pending shareholder approval of the Investment Advisory Agreement, effective May 23, 2005, MLIM has agreed to waive a portion of the investment advisory fee. For the six months ended June 30, 2005, MLIM earned fees of $1,361,195, of which $201,848 was waived.

  MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% of the average daily value of the Fund's Class II net assets and .25% of the average daily value of the Fund's Class III net assets. For the six months ended June 30, 2005, the distribution fees were not accrued for Class II and Class III.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the six months ended June 30, 2005, MLIM, LLC received $457 in securities lending agent fees from the Fund.

  In addition, MLPF&S received $9,434 in commissions on the execution of portfolio security transactions for the Fund for the six months ended June 30, 2005.

  MLIM reimbursed the Fund $23,470 for realized losses on the disposal of investments related to a revised capital share transaction.

--------------------------------------------------------------------------------

  For the six months ended June 30, 2005, the Fund reimbursed MLIM $7,167 for certain accounting services.

  Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, ML & Co., and/or MLIM, LLC.
3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2005 were $141,707,327 and $160,310,995, respectively.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions was $23,423,685 and $6,359,016 for the six months ended June 30, 2005 and for the year ended December 31, 2004, respectively.

  Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------
Class I Shares for the Six Months Ended                   Dollar
June 30, 2005                              Shares         Amount
-------------------------------------------------------------------
Shares sold...........................      903,759    $ 12,299,762
Shares issued to shareholders in
 reinvestment of dividends............       75,834       1,066,229
                                         ----------    ------------
Total issued..........................      979,593      13,365,991
Shares redeemed.......................   (2,735,449)    (36,789,682)
                                         ----------    ------------
Net decrease..........................   (1,755,856)   $(23,423,691)
                                         ==========    ============
-------------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2004                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   3,623,281    $ 43,893,728
Shares issued to shareholders in
 reinvestment of dividends...........     599,413       8,199,970
                                       ----------    ------------
Total issued.........................   4,222,694      52,093,698
Shares redeemed......................  (4,898,887)    (58,454,766)
                                       ----------    ------------
Net decrease.........................    (676,193)   $ (6,361,068)
                                       ==========    ============
-----------------------------------------------------------------

--------------------------------------------------------------------
Class II Shares for the Six Months Ended                   Dollar
June 30, 2005                               Shares         Amount
--------------------------------------------------------------------
Shares issued to shareholders in
 reinvestment of dividends............             -*   $          3
                                          ----------    ------------
Net increase..........................             -*   $          3
                                          ==========    ============
--------------------------------------------------------------------

* Amount is less than 1 share.

--------------------------------------------------------------------
Class II Shares for the Period                             Dollar
September 30, 2004+ to December 31, 2004    Shares         Amount
--------------------------------------------------------------------
Shares sold...........................            83    $      1,000
Shares issued to shareholders in
 reinvestment of dividends............             2              26
                                          ----------    ------------
Net increase..........................            85    $      1,026
                                          ==========    ============
--------------------------------------------------------------------

+ Commencement of operations.

---------------------------------------------------------------------
Class III Shares for the Six Months Ended                   Dollar
June 30, 2005                                Shares         Amount
---------------------------------------------------------------------
Shares issued to shareholders in
 reinvestment of dividends.............             -*   $          3
                                           ----------    ------------
Net increase...........................             -*   $          3
                                           ==========    ============
---------------------------------------------------------------------

* Amount is less than 1 share.

--------------------------------------------------------------------
Class III Shares for the Period                            Dollar
September 30, 2004+ to December 31, 2004    Shares         Amount
--------------------------------------------------------------------
Shares sold...........................            83    $      1,000
Shares issued to shareholders in
 reinvestment of dividends............             2              26
                                          ----------    ------------
Net increase..........................            85    $      1,026
                                          ==========    ============
--------------------------------------------------------------------

+ Commencement of operations.

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2005. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended June 30, 2005.

6. COMMITMENTS:

At June 30, 2005, the Fund had entered into foreign exchange contracts under which it had agreed to purchase and sell various foreign currencies with approximate values of $921,000 and $4,726,000, respectively.

7. CAPITAL LOSS CARRYFORWARD:

On December 31, 2004, the Fund had a net capital loss carryforward of $56,716,524, of which $3,209,326 expires in 2009, $41,856,405 expires in 2010 and $11,650,793 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS
Mercury Large Cap Core V.I. Fund
A Discussion With Your Fund's Portfolio Manager
--------------------------------------------------------------------------------

  The Fund significantly outperformed its benchmark and its comparable Lipper category average for the period, benefiting primarily from successful stock selection across various sectors.
HOW DID THE FUND PERFORM DURING THE PERIOD IN LIGHT OF THE EXISTING MARKET CONDITIONS?

  For the six-month period ended June 30, 2005, Mercury Large Cap Core V.I. Fund's Class I and Class II Shares had total returns of +4.08% and +4.12%, respectively, well ahead of the +0.11% return of the benchmark Russell 1000 Index. In addition, the Fund significantly outperformed its comparable Lipper category of Multi-Cap Core Funds, which posted an average return of -1.45% for the same six-month period. (Funds in this Lipper category invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Core funds typically have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value compared to the S&P SuperComposite 1500 Index.)

  The Fund invests primarily in a diversified portfolio of large cap companies selected from securities found in the Russell 1000 Index. Stock selection contributed positively to returns in most sectors, including health care (particularly healthcare providers and services), financials (particularly insurance) and consumer discretionary (particularly retailers). In the energy sector, the combination of a sector overweight and effective stock selection enhanced returns, although this was somewhat offset by the negative impact of an underweighting in Exxon Mobil Corp. Our positions in the technology and consumer staples sectors detracted from relative performance.

  At the individual stock level, the largest positive contributors to performance during the six-month period were Valero Energy Corp., Abercrombie & Fitch Co., Nordstrom, Inc., Sunoco, Inc. and ConocoPhillips. Additionally, our underweight in International Business Machines Corp. had a positive impact on the Fund's overall performance. The largest detractors from relative performance included Cree, Inc., Harman International Industries, Inc., QLogic Corp., Ford Motor Co. and Computer Sciences Corp.

  Because the Fund invests in large-capitalization stocks that represent a significant part of the U.S. stock market, its portfolio was influenced by the same economic and market events that affected the broader stock market during the period. After posting impressive gains in the fourth quarter of 2004, the major equity indexes struggled to find their footing in the early months of the new year. The rally that followed the conclusion of the presidential election in November was hampered by concerns over inflation, a weak U.S. dollar and continuing interest rate hikes by the Federal Reserve Board (the Fed). The Fed has increased the federal funds rate nine consecutive times since June 2004, bringing the short-term interest rate target to 3.25% at period-end, up from 1% a year earlier. Oil prices fluctuated and achieved record highs on more than one occasion during the six-month period, leading to inflationary concerns, but also contributing to strong performance from the energy sector. March and April were the weakest months for the market, but gave way to an upturn in May and June. By this time, first quarter 2005 gross domestic product (GDP) had been revised upward to 3.8% and consumer confidence rose to a three-year high, contributing to a small market rally (led by technology and energy stocks) that took us through period-end.

  Despite concerns regarding a slowdown in economic and earnings growth, corporations generally appear to have posted solid profit growth in the first half of the year and consumer activity remained relatively healthy. After years of cost-cutting and low interest rates, corporate balance sheets appear to be flush with cash, which has allowed companies the financial flexibility to pursue shareholder-friendly transactions, such as share buybacks, increased dividends, and mergers and acquisitions. While somewhat volatile overall, the six-month period did present sufficient opportunities for investment, on which the Fund was able to capitalize.

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

  For some time now, we have enjoyed the benefits of a procyclical bias in the portfolio-- a focus we maintained throughout the current reporting period. Our stock selection process continued to lead us to sectors and stocks positioned to benefit most in an improving economy.

  Overall, we continued to identify companies with favorable growth characteristics and earnings developments, selling at attractive relative valuations. As a result of our bottom-up process, we increased the Fund's positions in health care, energy and technology, while reduc-

--------------------------------------------------------------------------------

ing exposure to consumer discretionary, industrials and consumer staples.

  The largest purchases during the period included Exxon Mobil, UnitedHealth Group, Inc., Yellow Roadway Corp., QLogic and Monsanto Co. The largest sales included Chevron Corp., McDonald's Corp., SLM Corp. and FDX. These transactions reflected our ongoing refinement of the portfolio, as we continue to look for stocks that best meet our investment criteria while pruning those that have deteriorated versus our original assessment.

HOW WOULD YOU CHARACTERIZE THE FUND'S POSITION AT THE CLOSE OF THE PERIOD?

  We ended the period with a portfolio make-up that generally continued to reflect our procyclical bias. The Fund's largest overweights as of June 30, 2005, were in the information technology, energy, health care, materials and consumer discretionary sectors. The largest underweights were in financials, which tend to underperform in periods of rising interest rates, consumer staples, industrials and telecommunications services.

  Companies exhibiting good earnings momentum, earnings surprise and valuation characteristics continue to deliver strong performance, and we remain committed to these disciplines for stock selection. While we expect the stock market to continue to face a number of crosscurrents in the months ahead, we believe there are still several positives working in favor of equities. Having said that, we continue to believe that a highly diversified portfolio and a focus on individual security selection (rather than a more macro approach) is appropriate and should be rewarded on a relative basis.

Robert C. Doll, Jr.
President, Director and Portfolio Manager

July 13, 2005

---------------------------------------------------------

  Effective May 1, 2005, the name of the Fund was changed to Mercury Large Cap Core V.I. Fund of FAM Variable Series Funds, Inc. This change has no impact on the Fund's investment objective or its management team, nor does it result in a change to the Fund's symbol.

---------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Core V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/05                                           +14.81%
--------------------------------------------------------------------------
Five Years Ended 6/30/05                                         + 1.36
--------------------------------------------------------------------------
Ten Years Ended 6/30/05                                          +10.52
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Core V.I. Fund
Aggregate Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
Inception (9/30/04) through 6/30/05                              +18.29%
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Core V.I. Fund
Aggregate Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
Inception (9/30/04) through 6/30/05                              +18.33%
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Core V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
                    AS OF JUNE 30, 2005                       TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  +4.08%         +14.81%
-----------------------------------------------------------------------------------------
Class II Shares*                                                 +4.12              --
-----------------------------------------------------------------------------------------
Class III Shares*                                                +4.15              --
-----------------------------------------------------------------------------------------
Russell 1000(R) Index**                                          +0.11          + 7.92
-----------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Class II and Class III Shares commenced operations on 9/30/04. Returns do not show the effects of distribution fees (12(b)-1 fees) applicable to Class III Shares because these fees have not yet been charged. If such fees were included, returns shown would have been lower.

** This unmanaged Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Past results shown should not be considered a representation of future performance.

Russell 1000 is a registered trademark of the Frank Russell Company.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Core V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2005 and held through June 30, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  EXPENSES PAID
                                                                 BEGINNING         ENDING       DURING THE PERIOD*
                                                               ACCOUNT VALUE    ACCOUNT VALUE   JANUARY 1, 2005 TO
                                                              JANUARY 1, 2005   JUNE 30, 2005     JUNE 30, 2005
------------------------------------------------------------------------------------------------------------------
ACTUAL
------------------------------------------------------------------------------------------------------------------
Class I                                                           $1,000          $1,040.80           $2.73
------------------------------------------------------------------------------------------------------------------
Class II                                                          $1,000          $1,041.20           $3.49
------------------------------------------------------------------------------------------------------------------
Class III                                                         $1,000          $1,041.50           $2.73
------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
------------------------------------------------------------------------------------------------------------------
Class I                                                           $1,000          $1,022.12           $2.71
------------------------------------------------------------------------------------------------------------------
Class II                                                          $1,000          $1,021.37           $3.46
------------------------------------------------------------------------------------------------------------------
Class III                                                         $1,000          $1,022.12           $2.71
------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.54% for Class I, .69% for Class II and .54% for Class
    III), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Currently, Class III has money from an affiliated entity and is not accruing its distribution fees (12(b)-1 fees). If, during the period, the distribution fees were accrued, the actual expense ratio would have been approximately .79%, the actual expenses paid would have been approximately $4.00, and the hypothetical expenses paid would have been approximately $3.96.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Core V.I. Fund
Portfolio Information as of June 30, 2005
--------------------------------------------------------------------------------

                                                                 PERCENT OF
SECTOR* REPRESENTATION                                        TOTAL INVESTMENTS
-------------------------------------------------------------------------------
Information Technology......................................        22.5%
Health Care.................................................        17.4
Energy......................................................        16.1
Consumer Discretionary......................................        12.5
Financials..................................................         9.8
Industrials.................................................         3.8
Materials...................................................         3.2
Utilities...................................................         2.8
Consumer Staples............................................         1.2
Other**.....................................................        10.7
-------------------------------------------------------------------------------

* For Fund compliance purposes, "Sector" means any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

**   Includes portfolio holdings in short-term investments.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Core V.I. Fund
Schedule of Investments as of June 30, 2005
--------------------------------------------------------------------------------

                                     SHARES
INDUSTRY*                              HELD                         COMMON STOCKS                          VALUE
--------------------------------------------------------------------------------------------------------------------
AUTOMOBILES--0.8%                   410,000      Ford Motor Co. .....................................  $  4,198,400
--------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY--1.1%                  67,000      Invitrogen Corp. (a)................................     5,580,430
--------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--1.5%                11,000      The Bear Stearns Cos., Inc. ........................     1,143,340
                                     70,000      Lehman Brothers Holdings, Inc. .....................     6,949,600
                                                                                                       ------------
                                                                                                          8,092,940
--------------------------------------------------------------------------------------------------------------------
CHEMICALS--2.1%                      93,000      Eastman Chemical Co. ...............................     5,128,950
                                     92,000      Monsanto Co. (c)....................................     5,784,040
                                                                                                       ------------
                                                                                                         10,912,990
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS--0.6%               74,000      Bank of America Corp. ..............................     3,375,140
--------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS                       44,000      Cisco Systems, Inc. (a).............................       840,840
EQUIPMENT--1.6%
                                    411,000      Motorola, Inc. .....................................     7,504,860
                                                                                                       ------------
                                                                                                          8,345,700
--------------------------------------------------------------------------------------------------------------------
COMPUTERS &                         165,000      Apple Computer, Inc. (a)............................     6,073,650
PERIPHERALS--7.8%
                                    246,000      Dell, Inc. (a)......................................     9,719,460
                                    353,000      Hewlett-Packard Co. (c).............................     8,299,030
                                    146,000      NCR Corp. (a).......................................     5,127,520
                                    145,000      Network Appliance, Inc. (a)(c)......................     4,099,150
                                    164,000      QLogic Corp. (a)....................................     5,062,680
                                    714,000      Sun Microsystems, Inc. (a)..........................     2,663,220
                                                                                                       ------------
                                                                                                         41,044,710
--------------------------------------------------------------------------------------------------------------------
DIVERSIFIED CONSUMER                 89,000      ITT Educational Services, Inc. (a)..................     4,754,380
SERVICES--0.9%
--------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL               126,000      Citigroup, Inc. ....................................     5,824,980
SERVICES--1.1%
                                      6,000      JPMorgan Chase & Co. ...............................       211,920
                                                                                                       ------------
                                                                                                          6,036,900
--------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--1.2%            153,000      Edison International................................     6,204,150
--------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--1.1%          119,000      Rockwell Automation, Inc. ..........................     5,796,490
--------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS--1.0%                 256,000      Archer-Daniels-Midland Co. (c)......................     5,473,280
--------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT &              99,000      Becton Dickinson & Co. .............................     5,194,530
SUPPLIES--1.0%
--------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS &              82,000      Aetna, Inc. New Shares..............................     6,791,240
SERVICES--12.2%
                                    143,000      Caremark Rx, Inc. (a)...............................     6,366,360
                                     55,000      Cigna Corp. ........................................     5,886,650
                                    120,000      Express Scripts, Inc. (a)...........................     5,997,600
                                    117,000      HCA, Inc. ..........................................     6,630,390
                                    152,000      Humana, Inc. (a)....................................     6,040,480
                                    144,000      McKesson Corp. .....................................     6,449,760
                                     80,000      Pacificare Health Systems (a).......................     5,716,000
                                    110,000      Quest Diagnostics (c)...............................     5,859,700
                                    166,000      UnitedHealth Group, Inc. ...........................     8,655,240
                                                                                                       ------------
                                                                                                         64,393,420
--------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS &               134,000      MGM Mirage (a)(c)...................................     5,303,720
LEISURE--1.0%
--------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES--2.2%             91,000      Lennar Corp. Class A (c)............................     5,773,950
                                      7,000      NVR, Inc. (a).......................................     5,670,000
                                                                                                       ------------
                                                                                                         11,443,950
--------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--0.1%              9,000      Procter & Gamble Co.................................       474,750
--------------------------------------------------------------------------------------------------------------------
IT SERVICES--2.2%                    29,000      Checkfree Corp. (a).................................       987,740
                                    110,000      Computer Sciences Corp. (a).........................     4,807,000
                                    131,000      Fiserv, Inc. (a)....................................     5,626,450
                                                                                                       ------------
                                                                                                         11,421,190
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Core V.I. Fund
Schedule of Investments as of June 30, 2005 (continued)
--------------------------------------------------------------------------------

                                     SHARES
INDUSTRY*                              HELD                         COMMON STOCKS                          VALUE
--------------------------------------------------------------------------------------------------------------------
INDEPENDENT POWER PRODUCERS         990,000      Dynegy, Inc. Class A (a)............................  $  4,811,400
& ENERGY TRADERS--2.0%

                                     69,000      TXU Corp. ..........................................     5,733,210
                                                                                                       ------------
                                                                                                         10,544,610
--------------------------------------------------------------------------------------------------------------------
INDUSTRIAL                          312,000      General Electric Co. ...............................    10,810,800
CONGLOMERATES--2.0%
--------------------------------------------------------------------------------------------------------------------
INSURANCE--7.7%                     124,000      The Allstate Corp. .................................     7,409,000
                                      9,000      American International Group, Inc. .................       522,900
                                     73,000      Chubb Corp. (c).....................................     6,249,530
                                     21,000      Hartford Financial Services Group, Inc. ............     1,570,380
                                     10,000      Loews Corp. ........................................       775,000
                                    139,000      Metlife, Inc. ......................................     6,246,660
                                    104,000      Prudential Financial, Inc. .........................     6,828,640
                                    103,000      Safeco Corp. (c)....................................     5,597,020
                                    301,000      UnumProvident Corp. (c).............................     5,514,320
                                                                                                       ------------
                                                                                                         40,713,450
--------------------------------------------------------------------------------------------------------------------
INTERNET SOFTWARE &                  96,000      VeriSign, Inc. (a)..................................     2,760,960
SERVICES--0.5%
--------------------------------------------------------------------------------------------------------------------
MEDIA--0.8%                          38,000      Getty Images, Inc. (a)..............................     2,821,880
                                     20,000      Omnicom Group.......................................     1,597,200
                                                                                                       ------------
                                                                                                          4,419,080
--------------------------------------------------------------------------------------------------------------------
METALS & MINING--1.6%               106,000      Nucor Corp..........................................     4,835,720
                                     40,000      Phelps Dodge Corp. (c)..............................     3,700,000
                                                                                                       ------------
                                                                                                          8,535,720
--------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL--2.3%              118,000      JC Penney Co., Inc. ................................     6,204,440
                                     85,000      Nordstrom, Inc. ....................................     5,777,450
                                                                                                       ------------
                                                                                                         11,981,890
--------------------------------------------------------------------------------------------------------------------
OFFICE ELECTRONICS--1.0%            378,000      Xerox Corp. (a).....................................     5,212,620
--------------------------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE                55,000      Amerada Hess Corp. (c)..............................     5,858,050
FUELS--18.0%
                                     76,000      Anadarko Petroleum Corp. ...........................     6,243,400
                                    117,000      Burlington Resources, Inc. .........................     6,463,080
                                    152,000      ConocoPhillips......................................     8,738,480
                                    124,000      Devon Energy Corp. .................................     6,284,320
                                    369,000      Exxon Mobil Corp. ..................................    21,206,430
                                     75,000      Kerr-McGee Corp. ...................................     5,723,250
                                     40,000      Marathon Oil Corp. .................................     2,134,800
                                     73,000      Noble Energy, Inc. .................................     5,522,450
                                     87,000      Occidental Petroleum Corp. .........................     6,692,910
                                     50,000      Sunoco, Inc. .......................................     5,684,000
                                     81,000      Unocal Corp. .......................................     5,269,050
                                     83,000      Valero Energy Corp. (c).............................     6,566,130
                                    142,000      Williams Cos., Inc. ................................     2,698,000
                                                                                                       ------------
                                                                                                         95,084,350
--------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--5.3%               214,000      Johnson & Johnson...................................    13,910,000
                                    510,000      Pfizer, Inc. .......................................    14,065,800
                                                                                                       ------------
                                                                                                         27,975,800
--------------------------------------------------------------------------------------------------------------------
ROAD & RAIL--1.1%                   113,000      Yellow Roadway Corp. (a)............................     5,740,400
--------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS &                    143,000      Intel Corp. ........................................     3,726,580
SEMICONDUCTOR
EQUIPMENT--2.6%

                                    173,000      Lam Research Corp. (a)..............................     5,006,620
                                    196,000      Nvidia Corp. (a)....................................     5,237,120
                                                                                                       ------------
                                                                                                         13,970,320
--------------------------------------------------------------------------------------------------------------------
SOFTWARE--9.5%                       97,000      Adobe Systems, Inc. ................................     2,776,140
                                    153,000      Autodesk, Inc. .....................................     5,258,610
                                    636,000      BEA Systems, Inc. (a)...............................     5,584,080

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Core V.I. Fund
Schedule of Investments as of June 30, 2005 (concluded)
--------------------------------------------------------------------------------

                                     SHARES
INDUSTRY*                              HELD                         COMMON STOCKS                          VALUE
--------------------------------------------------------------------------------------------------------------------
SOFTWARE
(CONCLUDED)
                                    116,000      Citrix Systems, Inc. (a)............................  $  2,512,560
                                    169,000      Computer Associates International, Inc. ............     4,644,120
                                    132,000      Intuit, Inc. (a)....................................     5,954,520
                                    208,000      McAfee, Inc. (a)....................................     5,445,440
                                    141,000      Mercury Interactive Corp. (a)(c)....................     5,408,760
                                    203,000      Microsoft Corp. ....................................     5,042,520
                                    576,000      Oracle Corp. (a)....................................     7,603,200
                                                                                                       ------------
                                                                                                         50,229,950
--------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL--6.0%               85,000      Abercrombie & Fitch Co. Class A.....................     5,839,500
                                    179,000      American Eagle Outfitters...........................     5,486,350
                                     30,000      Autozone, Inc. (a)..................................     2,773,800
                                     90,000      Best Buy Co., Inc. .................................     6,169,500
                                     29,000      Chico's FAS, Inc. (a)...............................       994,120
                                    256,000      The Gap, Inc. ......................................     5,056,000
                                    267,000      Staples, Inc. ......................................     5,692,440
                                                                                                       ------------
                                                                                                         32,011,710
--------------------------------------------------------------------------------------------------------------------
TOBACCO--0.2%                        14,000      Altria Group, Inc. .................................       905,240
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS
                                                 (COST--$454,255,221)--100.1%........................   528,943,970
--------------------------------------------------------------------------------------------------------------------
                                 BENEFICIAL
                                   INTEREST                     SHORT-TERM SECURITIES
--------------------------------------------------------------------------------------------------------------------
                              $  63,057,900      Merrill Lynch Liquidity Series, LLC
                                                   Money Market Series (b)(d)........................    63,057,900
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL SHORT-TERM SECURITIES
                                                 (COST--$63,057,900)--12.0%..........................    63,057,900
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENTS
                                                 (COST--$517,313,121**)--112.1%......................   592,001,870
                                                 LIABILITIES IN EXCESS OF OTHER ASSETS--(12.1%)......   (63,753,743)
                                                                                                       ------------
                                                 NET ASSETS--100.0%..................................  $528,248,127
                                                                                                       ============
--------------------------------------------------------------------------------------------------------------------

* For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

** The cost and unrealized appreciation (depreciation) of investments as of June
   30, 2005, as computed for federal income tax purposes, were as follows:

Aggregate cost..............................................   $522,834,252
                                                               ============
Gross unrealized appreciation...............................   $ 88,401,105
Gross unrealized depreciation...............................    (19,233,487)
                                                               ------------
Net unrealized appreciation.................................   $ 69,167,618
                                                               ============

(a) Non-income producing security.

(b) Security was purchased with the cash proceeds from securities loans.

(c)  Security, or a portion of security, is on loan.

(d) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

-------------------------------------------------------------------------------------
                                                                             INTEREST
AFFILIATE                                                     NET ACTIVITY    INCOME
-------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Money Market Series.....  $46,525,650    $21,937
-------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Core V.I. Fund
Statement of Assets and Liabilities as of June 30, 2005
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (including
  securities loaned of $61,254,922) (identified
  cost--$454,255,221).......................................                 $528,943,970
Investments in affiliated securities, at value (identified
  cost--$63,057,900)........................................                   63,057,900
Foreign cash (cost--$368)...................................                          377
Receivables:
  Dividends.................................................  $   472,973
  Capital shares sold.......................................       53,432
  Securities lending........................................        8,021         534,426
                                                              -----------
Prepaid expenses............................................                        3,151
                                                                             ------------
Total assets................................................                  592,539,824
                                                                             ------------
------------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                   63,057,900
Payables:
  Capital shares redeemed...................................      635,812
  Custodian bank............................................      385,298
  Investment adviser........................................      179,546
  Other affiliates..........................................        6,471
  Distributor...............................................           13       1,207,140
                                                              -----------
Accrued expenses............................................                       26,657
                                                                             ------------
Total liabilities...........................................                   64,291,697
                                                                             ------------
------------------------------------------------------------------------------------------
NET ASSETS..................................................                 $528,248,127
                                                                             ============
------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 200,000,000
  shares authorized.........................................                 $  1,726,298
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                        1,244
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                            4
Paid-in capital in excess of par............................                  459,208,695
Undistributed investment income--net........................  $ 1,673,834
Accumulated realized capital losses--net....................   (9,050,706)
Unrealized appreciation--net................................   74,688,758
                                                              -----------
Total accumulated earnings--net.............................                   67,311,886
                                                                             ------------
NET ASSETS..................................................                 $528,248,127
                                                                             ============
------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $527,866,337 and 17,262,978
  shares outstanding........................................                 $      30.58
                                                                             ============
Class II--Based on net assets of $380,607 and 12,441 shares
  outstanding...............................................                 $      30.59
                                                                             ============
Class III--Based on net assets of $1,183.24 and 38.67 shares
  outstanding...............................................                 $      30.60
                                                                             ============
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Core V.I. Fund
Statement of Operations for the Six Months Ended June 30, 2005
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................                 $ 3,062,310
Securities lending--net.....................................                      21,937
                                                                             -----------
Total income................................................                   3,084,247
                                                                             -----------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $ 1,197,497
Accounting services.........................................       94,808
Custodian fees..............................................       49,069
Printing and shareholder reports............................       23,016
Professional fees...........................................       22,049
Directors' fees and expenses................................       12,849
Transfer agent fees--Class I................................        2,350
Pricing services............................................          435
Distribution fees--Class II.................................           13
Other.......................................................        8,327
                                                              -----------
Total expenses..............................................                   1,410,413
                                                                             -----------
Investment income--net......................................                   1,673,834
                                                                             -----------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS)--NET:
Realized gain on investments--net...........................                  26,144,018
Change in unrealized appreciation on:
  Investments--net..........................................   (6,965,039)
  Foreign currency transactions--net........................            2     (6,965,037)
                                                              -----------    -----------
Total realized and unrealized gain--net.....................                  19,178,981
                                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $20,852,815
                                                                             ===========
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Core V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                              FOR THE SIX      FOR THE
                                                              MONTHS ENDED    YEAR ENDED
                                                                JUNE 30,     DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                2005           2004
-----------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $ 1,673,834    $  4,339,004
Realized gain--net..........................................   26,144,018      71,414,387
Change in unrealized appreciation--net......................   (6,965,037)      4,970,361
                                                              ------------   ------------
Net increase in net assets resulting from operations........   20,852,815      80,723,752
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................           --      (4,374,992)
  Class II..................................................           --              (9)
  Class III.................................................           --              (9)
                                                              ------------   ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................           --      (4,375,010)
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................  (35,958,680)    (50,714,720)
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................  (15,105,865)     25,634,022
Beginning of period.........................................  543,353,992     517,719,970
                                                              ------------   ------------
End of period*..............................................  $528,248,127   $543,353,992
                                                              ============   ============
-----------------------------------------------------------------------------------------
* Undistributed investment income--net......................  $ 1,673,834              --
                                                              ============   ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Core V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                                CLASS I
                                                      ------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE           FOR THE SIX          FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE         MONTHS ENDED    --------------------------------------------
FINANCIAL STATEMENTS.                                 JUNE 30, 2005     2004        2003        2002        2001
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period................    $  29.38      $  25.36    $  19.35    $  23.52    $  25.61
                                                        --------      --------    --------    --------    --------
Investment income--net***...........................         .09           .22         .08         .16         .20
Realized and unrealized gain (loss)--net............        1.11          4.04        6.02       (4.15)      (2.09)
                                                        --------      --------    --------    --------    --------
Total from investment operations....................        1.20          4.26        6.10       (3.99)      (1.89)
                                                        --------      --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net............................          --          (.24)       (.09)       (.18)       (.20)
  Realized gain--net................................          --            --          --          --          --+
                                                        --------      --------    --------    --------    --------
Total dividends and distributions...................          --          (.24)       (.09)       (.18)       (.20)
                                                        --------      --------    --------    --------    --------
Net asset value, end of period......................    $  30.58      $  29.38    $  25.36    $  19.35    $  23.52
                                                        ========      ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..................       4.08%@       16.79%      31.52%     (16.98%)     (7.39%)
                                                        ========      ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses............................................        .54%*         .53%        .54%        .56%        .53%
                                                        ========      ========    ========    ========    ========
Investment income--net..............................        .64%*         .84%        .39%        .74%        .86%
                                                        ========      ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)............    $527,866      $543,352    $517,720    $434,926    $596,738
                                                        ========      ========    ========    ========    ========
Portfolio turnover..................................      41.23%       130.98%     124.56%     115.39%     170.43%
                                                        ========      ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Amount is less than $(.01) per share.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Core V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                           CLASS II
                                                              ----------------------------------
                                                              FOR THE SIX      FOR THE PERIOD
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                  MONTHS ENDED   SEPTEMBER 30, 2004+
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                   JUNE 30,       TO DECEMBER 31,
FINANCIAL STATEMENTS.                                             2005              2004
------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................   $    29.38        $    26.07
                                                               ----------        ----------
Investment income--net***...................................          .05               .12
Realized and unrealized gain--net...........................         1.16              3.43
                                                               ----------        ----------
Total from investment operations............................         1.21              3.55
                                                               ----------        ----------
Less dividends from investment income--net..................           --              (.24)
                                                               ----------        ----------
Net asset value, end of period..............................   $    30.59        $    29.38
                                                               ==========        ==========
------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................        4.12%@           13.61%@
                                                               ==========        ==========
------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................         .69%*             .53%*
                                                               ==========        ==========
Investment income--net......................................         .94%*            1.70%*
                                                               ==========        ==========
------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................   $      381        $        1
                                                               ==========        ==========
Portfolio turnover..........................................       41.23%           130.98%
                                                               ==========        ==========
------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Commencement of operations.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Core V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                          CLASS III
                                                              ----------------------------------
                                                              FOR THE SIX      FOR THE PERIOD
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                  MONTHS ENDED   SEPTEMBER 30, 2004+
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                   JUNE 30,       TO DECEMBER 31,
FINANCIAL STATEMENTS.                                             2005              2004
------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................   $    29.38        $    26.07
                                                               ----------        ----------
Investment income--net***...................................          .11               .12
Realized and unrealized gain--net...........................         1.11              3.43
                                                               ----------        ----------
Total from investment operations............................         1.22              3.55
                                                               ----------        ----------
Less dividends from investment income--net..................           --              (.24)
                                                               ----------        ----------
Net asset value, end of period..............................   $    30.60        $    29.38
                                                               ==========        ==========
------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................        4.15%@           13.61%@
                                                               ==========        ==========
------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................         .54%*             .53%*
                                                               ==========        ==========
Investment income--net......................................         .64%*            1.70%*
                                                               ==========        ==========
------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................   $        1        $        1
                                                               ==========        ==========
Portfolio turnover..........................................       41.23%           130.98%
                                                               ==========        ==========
------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Commencement of operations.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Core V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

FAM Variable Series Funds, Inc. (formerly Merrill Lynch Variable Series Funds, Inc.) (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Mercury Large Cap Core V.I. Fund (formerly Merrill Lynch Large Cap Core V.I. Fund) (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may

--------------------------------------------------------------------------------

occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Company's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written options are non-income producing investments.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return

--------------------------------------------------------------------------------

borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Custodian bank--The Fund recorded an amount payable to the custodian bank resulting from a timing difference of security transaction settlements.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"), doing business as Mercury Advisors. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor") which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the fund. For such services, the Fund pays a monthly fee at the following annual rates: .500% of the Fund's average daily net assets not exceeding $250 million; .450% of average daily net assets in excess of $250 million but not exceeding $300 million; .425% of average daily net assets in excess of $300 million but not exceeding $400 million; and .400% of average daily net assets in excess of $400 million. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management, Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Company. There is no increase in the aggregate fees paid by the Company for these services.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% of the average daily value of the Fund's Class II net assets and .25% of the average daily value of the Fund's Class III net assets. For the six months ended June 30, 2005, the distribution fees were not accrued for Class III.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the six months ended June 30, 2005, MLIM, LLC received $9,498 in securities lending agent fees from the Fund.

  For the six months ended June 30, 2005, the Fund reimbursed MLIM $5,942 for certain accounting services.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAMD is the Fund's distributor.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, ML & Co., and/or MLIM, LLC.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2005 were $219,012,863 and $254,335,256, respectively.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets resulting from capital share transactions were $35,958,680 and $50,714,720 for the six months ended June 30, 2005 and the year ended December 31, 2004, respectively.

--------------------------------------------------------------------------------

  Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------
Class I Shares for the Six Months Ended                   Dollar
June 30, 2005                              Shares         Amount
-------------------------------------------------------------------
Shares sold...........................       74,996    $  2,234,339
Shares redeemed.......................   (1,305,649)    (38,577,967)
                                         ----------    ------------
Net decrease..........................   (1,230,653)   $(36,343,628)
                                         ==========    ============
-------------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2004                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................     270,010    $  7,162,081
Shares issued to shareholders in
 reinvestment of dividends...........     148,860       4,374,992
                                       ----------    ------------
Total issued.........................     418,870      11,537,073
Shares redeemed......................  (2,342,532)    (62,253,811)
                                       ----------    ------------
Net decrease.........................  (1,923,662)   $(50,716,738)
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class II Shares for the Six Months Ended                 Dollar
June 30, 2005                                Shares      Amount
-----------------------------------------------------------------
Shares sold................................   24,806    $ 764,377
Share redeemed.............................  (12,404)    (379,429)
                                             -------    ---------
Net increase...............................   12,402    $ 384,948
                                             =======    =========
-----------------------------------------------------------------

-----------------------------------------------------------------
Class II Shares for the Period                             Dollar
September 30, 2004+ to December 31, 2004        Shares     Amount
-----------------------------------------------------------------
Shares sold...................................       39    $1,000
Shares issued to shareholders in reinvestment
 of dividends.................................       --*        9
                                                -------    ------
Net increase..................................       39    $1,009
                                                =======    ======
-----------------------------------------------------------------

* Amount is less than 1 share.

+ Commencement of operations.

-----------------------------------------------------------------
Class III Shares for the Six Months Ended                  Dollar
June 30, 2005                                   Shares     Amount
-----------------------------------------------------------------
Shares sold...................................       --    $   --
                                                -------    ------
Net increase..................................       --    $   --
                                                =======    ======
-----------------------------------------------------------------

-----------------------------------------------------------------
Class III Shares for the Period                            Dollar
September 30, 2004+ to December 31, 2004        Shares     Amount
-----------------------------------------------------------------
Shares sold...................................       39    $1,000
Shares issued to shareholders in reinvestment
 of dividends.................................       --*        9
                                                -------    ------
Net increase..................................       39    $1,009
                                                =======    ======
-----------------------------------------------------------------

* Amount is less than 1 share.

+ Commencement of operations.

5. SHORT-TERM BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2005. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended June 30, 2005.

6. CAPITAL LOSS CARRYFORWARD:

On December 31, 2004, the Fund had a net capital loss carryforward of $29,673,593, all of which expires in 2010. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS
Mercury Large Cap Growth V.I. Fund
A Discussion With Your Fund's Portfolio Manager
--------------------------------------------------------------------------------

  The Fund outperformed its benchmark and its comparable Lipper category average for the period, benefiting primarily from successful stock selection across various sectors.

HOW DID THE FUND PERFORM DURING THE PERIOD IN LIGHT OF THE EXISTING MARKET CONDITIONS?

  For the six-month period ended June 30, 2005, Mercury Large Cap Growth V.I. Fund's Class I and Class III Shares had total returns of +1.81% and +1.71%, respectively. These results compare quite favorably to the -1.72% return of the Fund's benchmark, the Russell 1000 Growth Index, for the same period. In addition, the Fund significantly outperformed its comparable Lipper category of Multi-Cap Growth Funds, which posted an average return of -0.66% for the six-month period. (Funds in this Lipper category invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value compared to the S&P SuperComposite 1500 Index.)

  The Fund invests primarily in a diversified portfolio of large cap companies selected from securities found in the Russell 1000 Index. During the past six months, stock selection enhanced returns in the financials (particularly insurance), consumer discretionary (particularly retailers) and health care (particularly healthcare providers and services) sectors. Detracting from performance versus the benchmark were our positions in the technology and materials sectors.

  At the individual stock level, the largest positive contributors to performance during the six-month period were Chicago Mercantile Exchange Holdings, Inc., Abercrombie & Fitch Co., Nordstrom, Inc., McKesson Corp. and Michaels Stores, Inc. Also benefiting performance were our underweight positions in International Business Machines Corp., eBay Inc., American International Group, Inc. and Fannie Mae. The largest individual detractors from performance included TIBCO Software Inc., Cree, Inc., Harman International Industries, Inc., Advanced Micro Devices, Inc. and Ingram Micro, Inc.

  Because the Fund invests in large-capitalization stocks that represent a significant part of the U.S. stock market, its portfolio was influenced by the same economic and market events that affected the broader stock market during the period. After posting impressive gains in the fourth quarter of 2004, the major equity indexes struggled to find their footing in the early months of the new year. The rally that followed the conclusion of the presidential election in November was hampered by concerns over inflation, a weak U.S. dollar and continuing interest rate hikes by the Federal Reserve Board (the Fed). The Fed has increased the federal funds rate nine consecutive times since June 2004, bringing the short-term interest rate target to 3.25% at period-end, up from 1% a year earlier. Oil prices fluctuated and achieved record highs on more than one occasion during the six-month period, leading to inflationary concerns, but also contributing to strong performance from the energy sector. March and April were the weakest months for the market, but gave way to an upturn in May and June. By this time, first quarter 2005 gross domestic product (GDP) had been revised upward to 3.8% and consumer confidence rose to a three-year high, contributing to a small market rally (led by technology and energy stocks) that took us through period-end. Under these conditions, large-capitalization shares were generally favored by investors, although growth stocks lagged value stocks considerably during the period. For the six months ended June 30, 2005, the Russell 1000 Growth Index's return of -1.72% trailed the +1.76% return of the Russell 1000 Value Index.

  Despite concerns regarding a slowdown in economic and earnings growth, corporations generally appear to have posted solid profit growth in the first half of the year and consumer activity remained relatively healthy. After years of cost-cutting and low interest rates, corporate balance sheets appear to be flush with cash, which has allowed companies the financial flexibility to pursue shareholder-friendly transactions, such as share buybacks, increased dividends, and mergers and acquisitions. While somewhat volatile overall, the six-month period did present sufficient opportunities for investment, on which the Fund was able to capitalize.

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

  For some time now, we have enjoyed the benefits of a procyclical bias in the portfolio-- a focus we maintained throughout the current reporting period. Our stock selection process continued to lead us to sectors and stocks

--------------------------------------------------------------------------------

positioned to benefit most in an improving economy.

  Overall, we continued to identify companies with favorable growth characteristics and earnings developments, selling at attractive relative valuations. As a result of our bottom-up process, we increased the Fund's positions in the information technology and industrials sectors, while reducing exposure to consumer discretionary and utilities.

  The largest purchases during the period included General Electric Co., Intel Corp., EMC Corp., Caremark Rx, Inc., and Omnicom Group. The largest sales included Pfizer, Inc., Gillette Co., Qualcomm Inc., Home Depot, Inc. and Allegheny Energy, Inc. These transactions reflected our ongoing refinement of the portfolio, as we continue to look for stocks that best meet our investment criteria while pruning those that have deteriorated versus our original assessment.

HOW WOULD YOU CHARACTERIZE THE FUND'S POSITION AT THE CLOSE OF THE PERIOD?

  We ended the period with a portfolio make-up that generally continued to reflect our procyclical bias. The portfolio's largest overweights as of June 30, 2005, were in information technology, which we believe should benefit from strong earnings growth, and consumer discretionary. The largest underweights were in consumer staples, financials (which tend to underperform in periods of rising interest rates) and industrials.

  Companies exhibiting good earnings momentum, earnings surprise and valuation characteristics continue to deliver strong performance, and we remain committed to these disciplines for stock selection. While we expect the stock market to continue to face a number of crosscurrents in the months ahead, we believe there are still several positives working in favor of equities. Having said that, we continue to believe that a highly diversified portfolio and a focus on individual security selection (rather than a more macro approach) is appropriate and should be rewarded on a relative basis.

Robert C. Doll, Jr.
President, Director and Portfolio Manager

July 13, 2005

---------------------------------------------------------

  Effective May 1, 2005, the name of the Fund was changed to Mercury Large Cap Growth V.I. Fund of FAM Variable Series Funds, Inc. This change has no impact on the Fund's investment objective or its management team, nor does it result in a change to the Fund's symbol.

---------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Growth V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/05                                           +7.20%
--------------------------------------------------------------------------
Five Years Ended 6/30/05                                         -2.22
--------------------------------------------------------------------------
Inception (4/30/99) through 6/30/05                              +0.62
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Growth V.I. Fund
Aggregate Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
Inception (9/30/04) through 6/30/05                              +14.97%
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Growth V.I. Fund
Average Annual Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/05                                           + 6.99%
--------------------------------------------------------------------------
Inception (5/19/04) through 6/30/05                              +12.10
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Growth V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF JUNE 30, 2005                                           TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  +1.81%         +7.20%
-----------------------------------------------------------------------------------------
Class II Shares*                                                 +1.81             --
-----------------------------------------------------------------------------------------
Class III Shares*                                                +1.71          +6.99
-----------------------------------------------------------------------------------------
Russell 1000(R) Growth Index***                                  -1.72          +1.68
-----------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset value for the period shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Class II Shares commenced operations on 9/30/04. Returns do not show the effects of distribution fees (12(b)-1 fees) applicable to Class II Shares because these fees have not yet been charged. If such fees were included, returns shown would have been lower. In addition, the Fund's Investment Adviser waived a portion of its fee. Without such waiver, the Fund's performance would have been lower.

*** This unmanaged Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Past results shown should not be considered a representation of future performance.

Russell 1000 is a registered trademark of the Frank Russell Company.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Growth V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2005 and held through June 30, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  EXPENSES PAID
                                                                 BEGINNING         ENDING       DURING THE PERIOD*
                                                               ACCOUNT VALUE    ACCOUNT VALUE   JANUARY 1, 2005 TO
                                                              JANUARY 1, 2005   JUNE 30, 2005     JUNE 30, 2005
------------------------------------------------------------------------------------------------------------------
ACTUAL
------------------------------------------------------------------------------------------------------------------
Class I                                                           $1,000          $1,018.10           $3.20
------------------------------------------------------------------------------------------------------------------
Class II                                                          $1,000          $1,018.10           $3.20
------------------------------------------------------------------------------------------------------------------
Class III                                                         $1,000          $1,017.10           $4.45
------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
------------------------------------------------------------------------------------------------------------------
Class I                                                           $1,000          $1,021.62           $3.21
------------------------------------------------------------------------------------------------------------------
Class II                                                          $1,000          $1,021.62           $3.21
------------------------------------------------------------------------------------------------------------------
Class III                                                         $1,000          $1,020.38           $4.46
------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.64% for Class I, .64% for Class II and .89% for Class
   III), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Currently, Class II has money from an affiliated entity and is not accruing its distribution fees (12(b)-1 fees). In addition, each class of the Fund had a waiver of expenses. If, during the period, the distribution fees were accrued and no waiver occurred, the actual expense ratios would have been approximately .76% for Class I, .91% for Class II and 1.01% for Class III, the actual expenses paid would have been approximately $3.80 for Class I, $4.55 for Class II and $5.05 for Class III, and the hypothetical expenses paid would have been approximately $3.81 for Class I, $4.56 for Class II and $5.06 for Class III.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Growth V.I. Fund
Portfolio Information as of June 30, 2005
--------------------------------------------------------------------------------

                                                                  PERCENT OF
SECTOR* REPRESENTATION                                         TOTAL INVESTMENTS
--------------------------------------------------------------------------------
Information Technology......................................         34.5%
Consumer Discretionary......................................         21.2
Health Care.................................................         19.5
Industrials.................................................          9.5
Energy......................................................          4.0
Financials..................................................          3.3
Consumer Staples............................................          2.5
Materials...................................................          1.8
Other**.....................................................          3.7
--------------------------------------------------------------------------------

* For Fund compliance purposes, "Sector" means one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or defined by Fund management. This definition may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

**  Includes portfolio holdings in short-term investments.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Growth V.I. Fund
Schedule of Investments as of June 30, 2005
--------------------------------------------------------------------------------

                                SHARES
INDUSTRY*                        HELD                              COMMON STOCKS                            VALUE
---------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--1.8%         53,000      Boeing Co. .............................................  $  3,498,000
---------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY--1.3%                5,000      Amgen, Inc. (a).........................................       302,300
                                  26,000      Invitrogen Corp. (a)(d).................................     2,165,540
                                                                                                        ------------
                                                                                                           2,467,840
---------------------------------------------------------------------------------------------------------------------
CHEMICALS--1.0%                   30,000      Monsanto Co. ...........................................     1,886,100
---------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES &             57,000      Equifax, Inc. ..........................................     2,035,470
SUPPLIES--1.8%
                                  30,000      HNI Corp. ..............................................     1,534,500
                                                                                                        ------------
                                                                                                           3,569,970
---------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS                    36,000      Cisco Systems, Inc. (a).................................       687,960
EQUIPMENT--1.9%
                                 166,000      Motorola, Inc. .........................................     3,031,160
                                                                                                        ------------
                                                                                                           3,719,120
---------------------------------------------------------------------------------------------------------------------
COMPUTERS &                       61,000      Apple Computer, Inc. (a)................................     2,245,410
PERIPHERALS--9.9%
                                 127,000      Dell, Inc. (a)..........................................     5,017,770
                                 193,000      EMC Corp. (a)...........................................     2,646,030
                                  52,000      NCR Corp. (a)...........................................     1,826,240
                                  74,000      Network Appliance, Inc. (a).............................     2,091,980
                                  54,000      QLogic Corp. (a)(d).....................................     1,666,980
                                  53,000      Storage Technology Corp. (a)............................     1,923,370
                                 125,000      Western Digital Corp. (a)...............................     1,677,500
                                                                                                        ------------
                                                                                                          19,095,280
---------------------------------------------------------------------------------------------------------------------
DIVERSIFIED CONSUMER              44,000      ITT Educational Services, Inc. (a)......................     2,350,480
SERVICES--1.2%
---------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL              9,000      Chicago Mercantile Exchange Holdings, Inc. .............     2,659,500
SERVICES--1.4%
---------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--1.0%        42,000      Rockwell Automation, Inc. ..............................     2,045,820
---------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT &            67,000      Jabil Circuit, Inc. (a).................................     2,058,910
INSTRUMENTS--1.1%
---------------------------------------------------------------------------------------------------------------------
FOOD & STAPLES                    17,000      Whole Foods Market, Inc.................................     2,011,100
RETAILING--1.0%
---------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT &           39,000      Becton Dickinson & Co. .................................     2,046,330
SUPPLIES--1.1%
---------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS &           31,000      Aetna, Inc. New Shares..................................     2,567,420
SERVICES--12.7%
                                  31,000      AmerisourceBergen Corp. ................................     2,143,650
                                  57,000      Caremark Rx, Inc. (a)...................................     2,537,640
                                  42,000      Express Scripts, Inc. (a)...............................     2,099,160
                                  48,000      HCA, Inc. ..............................................     2,720,160
                                  41,000      Laboratory Corp. of America Holdings (a)................     2,045,900
                                  48,000      McKesson Corp. .........................................     2,149,920
                                  29,000      Pacificare Health Systems (a)...........................     2,072,050
                                  42,000      Quest Diagnostics (d)...................................     2,237,340
                                  78,000      UnitedHealth Group, Inc. ...............................     4,066,920
                                                                                                        ------------
                                                                                                          24,640,160
---------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS &             48,000      MGM Mirage (a)(d).......................................     1,899,840
LEISURE--1.0%
---------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES--3.4%          33,000      Lennar Corp. Class A....................................     2,093,850
                                   3,000      NVR, Inc. (a)(d)........................................     2,430,000
                                  26,000      Ryland Group, Inc. .....................................     1,972,620
                                                                                                        ------------
                                                                                                           6,496,470
---------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--1.6%          11,000      Clorox Co. .............................................       612,920
                                  32,000      Energizer Holdings, Inc. (a)............................     1,989,440
                                   9,000      Procter & Gamble Co. ...................................       474,750
                                                                                                        ------------
                                                                                                           3,077,110
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Growth V.I. Fund
Schedule of Investments as of June 30, 2005 (continued)
--------------------------------------------------------------------------------

                                SHARES
INDUSTRY*                        HELD                              COMMON STOCKS                            VALUE
---------------------------------------------------------------------------------------------------------------------
IT SERVICES--2.0%                 50,000      Checkfree Corp. (a).....................................  $  1,703,000
                                  52,000      Fiserv, Inc. (a)........................................     2,233,400
                                                                                                        ------------
                                                                                                           3,936,400
---------------------------------------------------------------------------------------------------------------------
INDUSTRIAL                       146,000      General Electric Co. ...................................     5,058,900
CONGLOMERATES--2.6%
---------------------------------------------------------------------------------------------------------------------
INSURANCE--2.0%                   31,000      Prudential Financial, Inc. .............................     2,035,460
                                  54,000      W.R. Berkley Corp. .....................................     1,926,720
                                                                                                        ------------
                                                                                                           3,962,180
---------------------------------------------------------------------------------------------------------------------
INTERNET SOFTWARE &               68,000      VeriSign, Inc. (a)......................................     1,955,680
SERVICES--1.0%
---------------------------------------------------------------------------------------------------------------------
LEISURE EQUIPMENT &               86,000      Marvel Enterprises, Inc. (a)(d).........................     1,695,920
PRODUCTS--0.9%
---------------------------------------------------------------------------------------------------------------------
MACHINERY--1.7%                   25,000      Oshkosh Truck Corp. ....................................     1,957,000
                                  60,000      Timken Co. .............................................     1,386,000
                                                                                                        ------------
                                                                                                           3,343,000
---------------------------------------------------------------------------------------------------------------------
MEDIA--2.2%                       25,000      Getty Images, Inc. (a)..................................     1,856,500
                                  29,000      Omnicom Group...........................................     2,315,940
                                                                                                        ------------
                                                                                                           4,172,440
---------------------------------------------------------------------------------------------------------------------
METALS & MINING--0.9%             39,000      Nucor Corp. (d).........................................     1,779,180
---------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL--2.2%            39,000      JC Penney Co., Inc. ....................................     2,050,620
                                  33,000      Nordstrom, Inc. ........................................     2,243,010
                                                                                                        ------------
                                                                                                           4,293,630
---------------------------------------------------------------------------------------------------------------------
OFFICE ELECTRONICS--0.9%         123,000      Xerox Corp. (a).........................................     1,696,170
---------------------------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE             24,000      Anadarko Petroleum Corp. ...............................     1,971,600
FUELS--4.2%
                                  38,000      Burlington Resources, Inc. .............................     2,099,120
                                  26,000      Noble Energy, Inc. .....................................     1,966,900
                                  18,000      Sunoco, Inc. ...........................................     2,046,240
                                                                                                        ------------
                                                                                                           8,083,860
---------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--5.1%            124,000      Johnson & Johnson.......................................     8,060,000
                                  67,000      Pfizer, Inc. ...........................................     1,847,860
                                                                                                        ------------
                                                                                                           9,907,860
---------------------------------------------------------------------------------------------------------------------
ROAD & RAIL--0.9%                 37,000      CNF, Inc. ..............................................     1,661,300
---------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS &                 203,000      Intel Corp. ............................................     5,290,180
SEMICONDUCTOR
EQUIPMENT--7.0%

                                  70,000      Lam Research Corp. (a)..................................     2,025,800
                                  64,000      Microchip Technology, Inc. (d)..........................     1,895,680
                                 101,000      National Semiconductor Corp. ...........................     2,225,030
                                  79,000      Nvidia Corp. (a)........................................     2,110,880
                                                                                                        ------------
                                                                                                          13,547,570
---------------------------------------------------------------------------------------------------------------------
SOFTWARE--12.1%                   68,000      Adobe Systems, Inc. ....................................     1,946,160
                                  64,000      Autodesk, Inc. .........................................     2,199,680
                                 219,000      BEA Systems, Inc. (a)...................................     1,922,820
                                  94,000      Citrix Systems, Inc. (a)................................     2,036,040
                                  78,000      Computer Associates International, Inc. (d).............     2,143,440
                                  48,000      Intuit, Inc. (a)........................................     2,165,280
                                  80,000      McAfee, Inc. (a)........................................     2,094,400
                                  53,000      Mercury Interactive Corp. (a)...........................     2,033,080
                                 142,000      Microsoft Corp. ........................................     3,527,280
                                 255,000      Oracle Corp. (a)........................................     3,366,000
                                                                                                        ------------
                                                                                                          23,434,180
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Growth V.I. Fund
Schedule of Investments as of June 30, 2005 (concluded)
--------------------------------------------------------------------------------

                                SHARES
INDUSTRY*                        HELD                              COMMON STOCKS                            VALUE
---------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL--11.2%           33,000      Abercrombie & Fitch Co. Class A.........................  $  2,267,100
                                  67,000      American Eagle Outfitters...............................     2,053,550
                                  19,000      Autozone, Inc. (a)......................................     1,756,740
                                  38,000      Best Buy Co., Inc. .....................................     2,604,900
                                  34,000      Chico's FAS, Inc. (a)...................................     1,165,520
                                 113,000      Circuit City Stores, Inc. ..............................     1,953,770
                                  99,000      The Gap, Inc. ..........................................     1,955,250
                                  46,000      Home Depot, Inc. .......................................     1,789,400
                                  51,000      Michaels Stores, Inc. ..................................     2,109,870
                                  67,000      Pacific Sunwear of California, Inc. (a).................     1,540,330
                                 114,000      Staples, Inc. ..........................................     2,430,480
                                                                                                        ------------
                                                                                                          21,626,910
---------------------------------------------------------------------------------------------------------------------
                                              TOTAL COMMON STOCKS (COST--$172,239,130)--100.1%........   193,677,210
---------------------------------------------------------------------------------------------------------------------
                              BENEFICIAL
                                INTEREST                       SHORT-TERM SECURITIES
---------------------------------------------------------------------------------------------------------------------
                              $7,370,200      Merrill Lynch Liquidity Series, LLC Money Market Series
                                                (b)(c)................................................     7,370,200
---------------------------------------------------------------------------------------------------------------------
                                              TOTAL SHORT-TERM SECURITIES (COST--$7,370,200)--3.8%....     7,370,200
---------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS (COST--$179,609,330**)--103.9%........   201,047,410
                                              LIABILITIES IN EXCESS OF OTHER ASSETS--(3.9%)...........    (7,565,219)
                                                                                                        ------------
                                              NET ASSETS--100.0%......................................  $193,482,191
                                                                                                        ============
---------------------------------------------------------------------------------------------------------------------

* For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

** The cost and unrealized appreciation (depreciation) of investments as of June 30, 2005, as computed for federal income tax purposes, were as follows:

Aggregate cost..............................................  $180,103,814
                                                              ============
Gross unrealized appreciation...............................  $ 24,406,157
Gross unrealized depreciation...............................    (3,462,561)
                                                              ------------
Net unrealized appreciation.................................  $ 20,943,596
                                                              ============

(a) Non-income producing security.

(b) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

-------------------------------------------------------------------------------------
                                                                             INTEREST
AFFILIATE                                                     NET ACTIVITY   INCOME
-------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series 1.....           --     $3,361
Merrill Lynch Liquidity Series, LLC Money Market Series.....   $1,439,900     $4,446
-------------------------------------------------------------------------------------

(c)  Security was purchased with the cash proceeds from securities loans.

(d) Security, or portion of security, is on loan.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Growth V.I. Fund
Statement of Assets and Liabilities as of June 30, 2005
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (including
  securities loaned of $7,168,608) (identified
  cost--$172,239,130).......................................                  $193,677,210
Investments in affiliated securities, at value (identified
  cost--$7,370,200).........................................                     7,370,200
Receivables:
  Dividends.................................................  $     56,693
  Investment advisor........................................        13,150
  Capital shares sold.......................................         9,984
  Securities lending........................................           479
  Interest from affiliates..................................            45          80,351
                                                              ------------
Prepaid expenses and other assets...........................                           374
                                                                              ------------
Total assets................................................                   201,128,135
                                                                              ------------
-------------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                     7,370,200
Payables:
  Capital shares redeemed...................................       144,701
  Custodian bank............................................       119,989
  Other affiliates..........................................         2,301
  Distributor...............................................           174         267,165
                                                              ------------
Accrued expenses............................................                         8,579
                                                                              ------------
Total liabilities...........................................                     7,645,944
                                                                              ------------
-------------------------------------------------------------------------------------------
NET ASSETS..................................................                  $193,482,191
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                  $  1,900,304
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                            11
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                         8,604
Paid-in capital in excess of par............................                   246,065,589
Undistributed investment income--net........................  $     75,281
Accumulated realized capital losses--net....................   (76,005,678)
Unrealized appreciation--net................................    21,438,080
                                                              ------------
Total accumulated losses--net...............................                   (54,492,317)
                                                                              ------------
NET ASSETS..................................................                  $193,482,191
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $192,610,534 and 19,003,037
  shares outstanding........................................                  $      10.14
                                                                              ============
Class II--Based on net assets of $1,150 and 113.378 shares
  outstanding...............................................                  $      10.14
                                                                              ============
Class III--Based on net assets of $870,507 and 86,043 shares
  outstanding...............................................                  $      10.12
                                                                              ============
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Growth V.I. Fund
Statement of Operations for the Six Months Ended June 30, 2005
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................              $   666,082
Securities lending--net.....................................                    4,446
Interest from affiliates....................................                    3,361
                                                                          -----------
Total income................................................                  673,889
                                                                          -----------
--------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $584,276
Accounting services.........................................    40,062
Custodian fees..............................................    24,464
Professional fees...........................................    14,805
Printing and shareholder reports............................     7,871
Directors' fees and expenses................................     4,575
Transfer agent fees--Class I................................     2,369
Distribution fees--Class III................................       832
Pricing services............................................       441
Transfer agent fees--Class III..............................         9
Other.......................................................     5,171
                                                              --------
Total expenses before waiver................................   684,875
Waiver of expenses..........................................  (106,507)
                                                              --------
Total expenses after waiver.................................                  578,368
                                                                          -----------
Investment income--net......................................                   95,521
                                                                          -----------
--------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS)--NET:
Realized gain on investments--net...........................                5,631,859
Change in unrealized appreciation on investments--net.......               (2,246,462)
                                                                          -----------
Total realized and unrealized gain--net.....................                3,385,397
                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........              $ 3,480,918
                                                                          ===========
--------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Growth V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                              FOR THE SIX      FOR THE
                                                              MONTHS ENDED    YEAR ENDED
                                                                JUNE 30,     DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                2005           2004
-----------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $    95,521    $    357,784
Realized gain (loss)--net...................................    5,631,859        (485,113)
Change in unrealized appreciation--net......................   (2,246,462)     10,985,604
                                                              ------------   ------------
Net increase in net assets resulting from operations........    3,480,918      10,858,275
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................           --        (409,486)
  Class II..................................................           --              (3)
  Class III.................................................           --            (515)
                                                              ------------   ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................           --        (410,004)
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets derived from capital share
  transactions..............................................    8,162,844      84,692,730
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................   11,643,762      95,141,001
Beginning of period.........................................  181,838,429      86,697,428
                                                              ------------   ------------
End of period*..............................................  $193,482,191   $181,838,429
                                                              ============   ============
-----------------------------------------------------------------------------------------
*Undistributed investment income/Accumulated distributions
  in excess of investment income--net.......................  $    75,281    $    (20,240)
                                                              ============   ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Growth V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                                 CLASS I
                                                        ---------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE             FOR THE SIX         FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE           MONTHS ENDED    -----------------------------------------
FINANCIAL STATEMENTS.                                   JUNE 30, 2005     2004       2003       2002       2001
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................    $   9.96      $   9.26   $   6.91   $   9.02   $   9.95
                                                          --------      --------   --------   --------   --------
Investment income (loss)--net**.......................         .01           .02       (.03)      (.04)      (.03)
Realized and unrealized gain (loss)--net..............         .17           .70       2.38      (2.07)      (.90)
                                                          --------      --------   --------   --------   --------
Total from investment operations......................         .18           .72       2.35      (2.11)      (.93)
                                                          --------      --------   --------   --------   --------
Less dividends from investment income.................          --          (.02)        --         --         --+
                                                          --------      --------   --------   --------   --------
Net asset value, end of period........................    $  10.14      $   9.96   $   9.26   $   6.91   $   9.02
                                                          ========      ========   ========   ========   ========
-----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:++
Based on net asset value per share....................       1.81%@        7.80%     34.01%    (23.39%)    (9.32%)
                                                          ========      ========   ========   ========   ========
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of waiver and/or reimbursement and
  excluding reorganization expenses...................        .64%*         .79%      1.02%      1.18%      1.15%
                                                          ========      ========   ========   ========   ========
Expenses, net of waiver and/or reimbursement..........        .64%*         .79%      1.03%      1.18%      1.15%
                                                          ========      ========   ========   ========   ========
Expenses..............................................        .76%*         .79%      1.03%      1.18%      1.15%
                                                          ========      ========   ========   ========   ========
Investment income (loss)--net.........................        .11%*         .23%      (.39%)     (.55%)     (.29%)
                                                          ========      ========   ========   ========   ========
-----------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..............    $192,611      $181,406   $ 86,697   $ 45,100   $ 47,868
                                                          ========      ========   ========   ========   ========
Portfolio turnover....................................      59.02%       155.48%    140.87%    133.57%    172.49%
                                                          ========      ========   ========   ========   ========
-----------------------------------------------------------------------------------------------------------------

*  Annualized.

** Based on average shares outstanding.

+  Amount is less than $(.01) per share.

++ Total investment returns exclude insurance-related fees and expenses.

@  Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Growth V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                           CLASS II
                                                              -----------------------------------
                                                              FOR THE SIX       FOR THE PERIOD
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                  MONTHS ENDED    SEPTEMBER 30, 2004+
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                   JUNE 30,        TO DECEMBER 31,
FINANCIAL STATEMENTS.                                             2005               2004
-------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................    $   9.96           $   8.84
                                                                --------           --------
Investment income--net***...................................         .01                .03
Realized and unrealized gain--net...........................         .17               1.11
                                                                --------           --------
Total from investment operations............................         .18               1.14
                                                                --------           --------
Less dividends from investment income--net..................          --               (.02)
                                                                --------           --------
Net asset value, end of period..............................    $  10.14           $   9.96
                                                                ========           ========
-------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................       1.81%++           12.92%++
                                                                ========           ========
-------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of waiver.....................................        .64%*              .79%*
                                                                ========           ========
Expenses....................................................        .76%*              .79%*
                                                                ========           ========
Investment income--net......................................        .16%*             1.04%*
                                                                ========           ========
-------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................    $      1           $      1
                                                                ========           ========
Portfolio turnover..........................................      59.02%            155.48%
                                                                ========           ========
-------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Commencement of operations.

++  Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Growth V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                        CLASS III
                                                              ------------------------------
                                                              FOR THE SIX    FOR THE PERIOD
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                  MONTHS ENDED    MAY 19, 2004+
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                   JUNE 30,     TO DECEMBER 31,
FINANCIAL STATEMENTS.                                             2005            2004
--------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................    $  9.95         $   8.92
                                                                -------         --------
Investment income (loss)--net***............................       (.01)             .02
Realized and unrealized gain--net...........................        .18             1.02
                                                                -------         --------
Total from investment operations............................        .17             1.04
                                                                -------         --------
Less dividends from investment income--net..................         --             (.01)
                                                                -------         --------
Net asset value, end of period..............................    $ 10.12         $   9.95
                                                                =======         ========
--------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................      1.71%@          11.68%@
                                                                =======         ========
--------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of waiver.....................................       .89%*           1.05%*
                                                                =======         ========
Expenses....................................................      1.01%*           1.05%*
                                                                =======         ========
Investment income (loss)--net...............................      (.11%)*           .28%*
                                                                =======         ========
--------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................    $   871         $    431
                                                                =======         ========
Portfolio turnover..........................................     59.02%          155.48%
                                                                =======         ========
--------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Commencement of operations.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Growth V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

FAM Variable Series Funds, Inc. (formerly Merrill Lynch Variable Series Funds, Inc.) (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Mercury Large Cap Growth V.I. Fund (formerly Merrill Lynch Large Cap Growth V.I. Fund) (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may

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occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Company's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Options--The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities,

--------------------------------------------------------------------------------

it receives a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Custodian bank--The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft, which resulted from management estimates of available cash.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"), doing business as Mercury Advisors. This agreement must be approved by the Fund's shareholders. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .65% of the average daily value of the Fund's net assets. Pending shareholder approval of the Investment Advisory Agreement, effective May 23, 2005, MLIM has agreed to waive a portion of the investment advisory fees. For the six months ended June 30, 2005, MLIM earned fees of $584,276, of which $106,507 was waived.

  MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management, U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Company. There is no increase in the aggregate fees paid by the Company for these services.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% of the average daily value of the Fund's Class II net assets and .25% of the average daily value of the Fund's Class III net assets. For the six months ended June 30, 2005, the distribution fees were not accrued for Class II.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the six months ended June 30, 2005, MLIM, LLC received $1,883 in securities lending agent fees from the Fund.

  For the six months ended June 30, 2005, the Fund reimbursed MLIM $3,461 for certain accounting services.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, ML & Co., and/or MLIM, LLC.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2005 were $115,846,288 and $107,752,864, respectively.

4. CAPITAL SHARE TRANSACTIONS:

Net increase in net assets derived from capital share transactions were $8,162,844 and

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$84,692,730 for the six months ended June 30, 2005 and the year ended December
31, 2004, respectively.

  Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------
Class I Shares for the Six Months Ended                   Dollar
June 30, 2005                              Shares         Amount
-------------------------------------------------------------------
Shares sold...........................    1,698,906    $ 16,733,538
Shares redeemed.......................     (915,256)     (8,985,451)
                                         ----------    ------------
Net increase..........................      783,650    $  7,748,087
                                         ==========    ============
-------------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2004                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................  11,633,263    $110,505,696
Shares issued to shareholders in
 reinvestment of dividends...........      41,113         409,486
                                       ----------    ------------
Total issued.........................  11,674,376     110,915,182
Shares redeemed......................  (2,821,776)    (26,597,495)
                                       ----------    ------------
Net increase.........................   8,852,600    $ 84,317,687
                                       ==========    ============
-----------------------------------------------------------------

--------------------------------------------------------------------
Class II Shares for the Six Months Ended                   Dollar
June 30, 2005                               Shares         Amount
--------------------------------------------------------------------
Shares sold...........................            --    $         --
                                          ----------    ------------
Net increase..........................            --    $         --
                                          ==========    ============
--------------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Period
September 30, 2004+
to December 31, 2004                     Shares      Dollar Amount
------------------------------------------------------------------
Shares sold..........................         113    $      1,000
Shares redeemed......................         --*               3
                                       ----------    ------------
Net increase.........................         113    $      1,003
                                       ==========    ============
------------------------------------------------------------------

+ Commencement of operations.

* Amount is less than 1 share.

----------------------------------------------------------------------
Class III Shares for the Six Months Ended
June 30, 2005                                Shares      Dollar Amount
----------------------------------------------------------------------
Shares sold............................        45,456    $    441,766
Shares redeemed........................        (2,748)        (27,009)
                                           ----------    ------------
Net increase...........................        42,708    $    414,757
                                           ==========    ============
----------------------------------------------------------------------

------------------------------------------------------------------
Class III Shares for the Period
May 19, 2004+ to
December 31, 2004                        Shares      Dollar Amount
------------------------------------------------------------------
Shares sold..........................      77,502    $    687,997
Shares issued to shareholders in
 reinvestment of dividends...........          52             515
                                       ----------    ------------
Total issued.........................      77,554         688,512
Shares redeemed......................     (34,219)       (314,472)
                                       ----------    ------------
Net increase.........................      43,335    $    374,040
                                       ==========    ============
------------------------------------------------------------------

+ Commencement of operations.

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2005. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended June 30, 2005.

6. CAPITAL LOSS CARRYFORWARD:

On December 31, 2004, the Fund had a net capital loss carryforward of $81,143,053, of which $60,886,667 expires in 2008, $19,237,460 expires in 2009, and $1,018,926 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS
Mercury Large Cap Value V.I. Fund
A Discussion With Your Fund's Portfolio Manager
--------------------------------------------------------------------------------

  The Fund significantly outperformed its benchmark and its comparable Lipper category average for the period, benefiting primarily from successful stock selection across various sectors.

HOW DID THE FUND PERFORM DURING THE PERIOD IN LIGHT OF THE EXISTING MARKET CONDITIONS?

  For the six-month period ended June 30, 2005, the Mercury Large Cap Value V.I. Fund's Class I Shares had a total return of +7.06%, well ahead of the +1.76% return of the benchmark Russell 1000 Value Index. The Fund also significantly outperformed its comparable Lipper category of Multi-Cap Value Funds, which posted an average return of +0.80% for the same six-month period. (Funds in this Lipper category invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Value funds typically have a below-average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth compared to the S&P SuperComposite 1500 Index.)

  The Fund invests primarily in a diversified portfolio of large cap companies selected from securities found in the Russell 1000 Index. Stock selection in the health care, consumer discretionary (hotels, restaurants) and financials (particularly insurance) sectors benefited Fund results during the period. In the energy sector, the combination of a sector overweight and effective stock selection also enhanced returns. Conversely, our positions in the technology and consumer staples sectors detracted from the Fund's relative performance.

  At the individual stock level, the largest positive contributors to performance during the six-month period were Valero Energy Corp., Unocal Corp., Nordstrom, Inc., Sunoco, Inc. and Humana, Inc. Additionally, our underweighting in International Business Machines Corp. had a positive impact on the Fund's overall performance. The largest detractors from relative performance included QLogic Corp., Ford Motor Co., United States Steel Corp., Computer Sciences Corp. and Xerox Corp.

  Because the Fund invests in large-capitalization stocks that represent a significant part of the U.S. stock market, its portfolio was influenced by the same economic and market events that affected the broader stock market during the period. After posting impressive gains in the fourth quarter of 2004, the major equity indexes struggled to find their footing in the early months of the new year. The rally that followed the conclusion of the presidential election in November was hampered by concerns over inflation, a weak U.S. dollar and continuing interest rate hikes by the Federal Reserve Board (the Fed). The Fed has increased the federal funds rate nine consecutive times since June 2004, bringing the short-term interest rate target to 3.25% at period-end, up from 1% a year earlier. Oil prices fluctuated and achieved record highs on more than one occasion during the six-month period, leading to inflationary concerns, but also contributing to strong performance from the energy sector. March and April were the weakest months for the market, but gave way to an upturn in May and June. By this time, first quarter 2005 gross domestic product (GDP) had been revised upward to 3.8% and consumer confidence rose to a three-year high, contributing to a small market rally (led by technology and energy stocks) that took us through period-end. Under these conditions, large-capitalization shares were favored by investors, as was the value style of investing. For the six months ended June 30, 2005, the Russell 1000 Value Index's return of +1.76% exceeded the -1.72% return of the Russell 1000 Growth Index.

  Despite concerns regarding a slowdown in economic and earnings growth, corporations generally appear to have posted solid profit growth in the first half of the year and consumer activity remained relatively healthy. After years of cost-cutting and low interest rates, corporate balance sheets appear to be flush with cash, which has allowed companies the financial flexibility to pursue shareholder-friendly transactions, such as share buybacks, increased dividends, and mergers and acquisitions. While somewhat volatile overall, the six-month period did present sufficient opportunities for investment, on which the Fund was able to capitalize.

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

  For some time now, we have enjoyed the benefits of a procyclical bias in the portfolio -- a focus we maintained throughout the current reporting period. Our stock selection process continued to lead us to sectors and stocks positioned to benefit most in an improving economy.

--------------------------------------------------------------------------------

  Overall, we continued to identify companies with favorable growth characteristics and earnings developments, selling at attractive relative valuations. As a result of our bottom-up process, we increased the Fund's positions in the health care, energy and financials sectors, while reducing exposure to industrials, materials, consumer discretionary and consumer staples.

  The largest purchases during the period included Citigroup, Inc., Exxon Mobil Corp., Pfizer, Inc., Lockheed Martin Corp. and Countrywide Financial Corp. The largest sales included General Electric Co., Chevron Corp., Duke Energy Corp., McDonald's Corp. and Costco Wholesale Corp. These transactions reflected our ongoing refinement of the portfolio, as we continue to look for stocks that best meet our investment criteria while pruning those that have deteriorated versus our original assessment.

HOW WOULD YOU CHARACTERIZE THE FUND'S POSITION AT THE CLOSE OF THE PERIOD?

  We ended the period with a portfolio make-up that generally continued to reflect our procyclical bias. The Fund's largest overweights as of June 30, 2005, were in information technology, which we believe should benefit from strong earnings growth, and energy and health care. The largest underweights were in financials, which tend to underperform in periods of rising interest rates, telecommunications services, consumer staples, industrials and utilities.

  Companies exhibiting good earnings momentum, earnings surprise and valuation characteristics continue to deliver strong performance, and we remain committed to these disciplines for stock selection. While we expect the stock market to continue to face a number of crosscurrents in the months ahead, we believe there are still several positives working in favor of equities. Having said that, we continue to believe that a highly diversified portfolio and a focus on individual security selection (rather than a more macro approach) is appropriate and should be rewarded on a relative basis.

Robert C. Doll, Jr.
President, Director and Portfolio Manager

July 13, 2005

---------------------------------------------------------

  Effective May 1, 2005, the name of the Fund was changed to Mercury Large Cap Value V.I. Fund of FAM Variable Series Funds, Inc. This change has no impact on the Fund's investment objective or its management team, nor does it result in a change to the Fund's symbol.

---------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Value V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/05                                           +20.00%
--------------------------------------------------------------------------
Inception (4/23/01) through 6/30/05                              +11.10
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUND, INC.
Mercury Large Cap Value V.I. Fund
Aggregate Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
Inception (9/30/04) through 6/30/05                              +20.85%
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUND, INC.
Mercury Large Cap Value V.I. Fund
Aggregate Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
Inception (9/30/04) through 6/30/05                              +20.85%
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Value V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF JUNE 30, 2005                                           TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  +7.06%         +20.00%
-----------------------------------------------------------------------------------------
Class II Shares*                                                 +7.13              --
-----------------------------------------------------------------------------------------
Class III Shares*                                                +7.13              --
-----------------------------------------------------------------------------------------
Russell 1000(R) Value Index**                                    +1.76          +14.06
-----------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset value for the period shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Class II and Class III Shares commenced operations on 9/30/04. Returns do not show the effects of distribution fees (12(b)-1 fees) applicable to Class II and Class III Shares because these fees have not yet been charged. If such fees were included, returns shown would have been lower.

** This unmanaged broad-based Index is a subset of the Russell 1000 Index consisting of those Russell 1000 securities with lower price-to-book ratios and have lower forecasted growth values.

Past results shown should not be considered a representation of future performance.

Russell 1000 is a registered trademark of the Frank Russell Company.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Value V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2005 and held through June 30, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                    EXPENSES PAID
                                                                BEGINNING           ENDING        DURING THE PERIOD*
                                                              ACCOUNT VALUE     ACCOUNT VALUE     JANUARY 1, 2005 TO
                                                             JANUARY 1, 2005    JUNE 30, 2005       JUNE 30, 2005
--------------------------------------------------------------------------------------------------------------------
ACTUAL
--------------------------------------------------------------------------------------------------------------------
Class I                                                          $1,000           $1,070.60             $4.36
--------------------------------------------------------------------------------------------------------------------
Class II                                                         $1,000           $1,071.30             $4.37
--------------------------------------------------------------------------------------------------------------------
Class III                                                        $1,000           $1,071.30             $4.37
--------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
--------------------------------------------------------------------------------------------------------------------
Class I                                                          $1,000           $1,020.58             $4.26
--------------------------------------------------------------------------------------------------------------------
Class II                                                         $1,000           $1,020.58             $4.26
--------------------------------------------------------------------------------------------------------------------
Class III                                                        $1,000           $1,020.58             $4.26
--------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.85% for Class I, .85% for Class II and .85% for Class
   III), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Currently, Class II and Class III have money from an affiliated entity and are not accruing their distribution fees (12(b)-1 fees). If, during the period, the distribution fees were accrued, the actual expense ratios would have been approximately 1.00% and 1.10%, the actual expenses paid would have been approximately $5.14 and $5.65, and the hypothetical expenses paid would have been approximately $5.01 and $5.51 for Class II and Class III, respectively.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Value V.I. Fund
Portfolio Information as of June 30, 2005
--------------------------------------------------------------------------------

                                                                 PERCENT OF
SECTOR* REPRESENTATION                                        TOTAL INVESTMENTS
-------------------------------------------------------------------------------
Financials..................................................        25.4%
Energy......................................................        23.8
Information Technology......................................        15.0
Health Care.................................................        12.4
Consumer Discretionary......................................         8.6
Materials...................................................         4.6
Industrials.................................................         4.4
Utilities...................................................         4.4
Consumer Staples............................................         1.4
-------------------------------------------------------------------------------

* For Fund compliance purposes, "Sector" means any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Value V.I. Fund
Schedule of Investments as of June 30, 2005
--------------------------------------------------------------------------------

                                  SHARES
INDUSTRY*                          HELD                             COMMON STOCKS                             VALUE
-----------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--2.3%          27,000      Lockheed Martin Corp. ..................................    $  1,751,490
                                   40,000      Northrop Grumman Corp. .................................       2,210,000
                                                                                                           ------------
                                                                                                              3,961,490
-----------------------------------------------------------------------------------------------------------------------
AUTOMOBILES--0.9%                 153,000      Ford Motor Co. .........................................       1,566,720
-----------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY--1.1%                23,000      Invitrogen Corp. (a)....................................       1,915,670
-----------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--3.2%              18,000      AG Edwards, Inc. .......................................         812,700
                                   20,000      The Bear Stearns Cos., Inc. ............................       2,078,800
                                   26,000      Lehman Brothers Holdings, Inc. .........................       2,581,280
                                                                                                           ------------
                                                                                                              5,472,780
-----------------------------------------------------------------------------------------------------------------------
CHEMICALS--2.9%                    37,000      E.I. du Pont de Nemours & Co. ..........................       1,591,370
                                   30,000      Eastman Chemical Co. ...................................       1,654,500
                                   28,000      Monsanto Co. ...........................................       1,760,360
                                                                                                           ------------
                                                                                                              5,006,230
-----------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS--1.1%             41,000      Bank of America Corp. ..................................       1,870,010
-----------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--0.7%     69,000      Motorola, Inc. .........................................       1,259,940
-----------------------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--7.0%      46,000      Apple Computer, Inc. (a)................................       1,693,260
                                   15,000      EMC Corp. (a)...........................................         205,650
                                  154,000      Hewlett-Packard Co. ....................................       3,620,540
                                   48,000      NCR Corp. (a)...........................................       1,685,760
                                   47,000      QLogic Corp. (a)........................................       1,450,890
                                   46,000      Storage Technology Corp. (a)............................       1,669,340
                                  476,000      Sun Microsystems, Inc. (a)..............................       1,775,480
                                                                                                           ------------
                                                                                                             12,100,920
-----------------------------------------------------------------------------------------------------------------------
CONSUMER FINANCE--1.0%             96,000      Providian Financial Corp. (a)...........................       1,692,480
-----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL             186,000      Citigroup, Inc. ........................................       8,598,780
SERVICES--6.2%
                                   51,000      Principal Financial Group...............................       2,136,900
                                                                                                           ------------
                                                                                                             10,735,680
-----------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--2.7%           35,000      American Electric Power Co., Inc. ......................       1,290,450
                                   51,000      Edison International....................................       2,068,050
                                   63,000      Northeast Utilities.....................................       1,314,180
                                                                                                           ------------
                                                                                                              4,672,680
-----------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--1.0%         36,000      Rockwell Automation, Inc. ..............................       1,753,560
-----------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS--1.2%                97,000      Archer-Daniels-Midland Co. .............................       2,073,860
-----------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT &            25,000      Becton Dickinson & Co. .................................       1,311,750
SUPPLIES--0.7%
-----------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS &            23,000      Aetna, Inc..............................................       1,904,860
SERVICES--9.1%
                                   29,000      AmerisourceBergen Corp. ................................       2,005,350
                                   45,000      Caremark Rx, Inc. (a)...................................       2,003,400
                                   20,000      Cigna Corp. ............................................       2,140,600
                                   30,000      HCA, Inc. ..............................................       1,700,100
                                   47,000      Humana, Inc. (a)........................................       1,867,780
                                   47,000      McKesson Corp. .........................................       2,105,130
                                   28,000      Pacificare Health Systems (a)...........................       2,000,600
                                                                                                           ------------
                                                                                                             15,727,820
-----------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS &              48,000      MGM Mirage (a)..........................................       1,899,840
LEISURE--1.1%
-----------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES--1.1%           30,000      Lennar Corp. Class A....................................       1,903,500
-----------------------------------------------------------------------------------------------------------------------
IT SERVICES--1.6%                  42,000      Checkfree Corp. (a).....................................       1,430,520
                                   31,000      Computer Sciences Corp. (a).............................       1,354,700
                                                                                                           ------------
                                                                                                              2,785,220
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Value V.I. Fund
Schedule of Investments as of June 30, 2005 (continued)
--------------------------------------------------------------------------------

                                  SHARES
INDUSTRY*                          HELD                             COMMON STOCKS                             VALUE
-----------------------------------------------------------------------------------------------------------------------
INDEPENDENT POWER PRODUCERS &     238,400      Dynegy, Inc. Class A (a)................................    $  1,158,624
ENERGY TRADERS--1.7%

                                   21,000      TXU Corp. ..............................................       1,744,890
                                                                                                           ------------
                                                                                                              2,903,514
-----------------------------------------------------------------------------------------------------------------------
INSURANCE--12.0%                   49,000      The Allstate Corp. .....................................       2,927,750
                                   26,000      Chubb Corp. ............................................       2,225,860
                                   31,000      Hartford Financial Services Group, Inc. ................       2,318,180
                                    8,000      Loews Corp. ............................................         620,000
                                   51,000      Metlife, Inc. ..........................................       2,291,940
                                   19,000      Nationwide Financial Services Class A...................         720,860
                                   18,000      The Progressive Corp. ..................................       1,778,580
                                   41,000      Prudential Financial, Inc. .............................       2,692,060
                                   35,000      Safeco Corp. ...........................................       1,901,900
                                  103,000      UnumProvident Corp. ....................................       1,886,960
                                   43,500      W.R. Berkley Corp. .....................................       1,552,080
                                                                                                           ------------
                                                                                                             20,916,170
-----------------------------------------------------------------------------------------------------------------------
INTERNET SOFTWARE &                58,000      VeriSign, Inc. (a)......................................       1,668,080
SERVICES--1.0%
-----------------------------------------------------------------------------------------------------------------------
MEDIA--0.9%                        19,000      Omnicom Group...........................................       1,517,340
-----------------------------------------------------------------------------------------------------------------------
METALS & MINING--1.8%              35,000      Nucor Corp. ............................................       1,596,700
                                   16,000      Phelps Dodge Corp. .....................................       1,480,000
                                                                                                           ------------
                                                                                                              3,076,700
-----------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL--3.6%             30,000      Federated Department Stores.............................       2,198,400
                                   40,000      JC Penney Co., Inc. ....................................       2,103,200
                                   28,000      Nordstrom, Inc. ........................................       1,903,160
                                                                                                           ------------
                                                                                                              6,204,760
-----------------------------------------------------------------------------------------------------------------------
OFFICE ELECTRONICS--1.0%          129,000      Xerox Corp. (a).........................................       1,778,910
-----------------------------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE              19,000      Amerada Hess Corp. .....................................       2,023,690
FUELS--23.8%
                                   29,000      Anadarko Petroleum Corp. ...............................       2,382,350
                                   23,000      Apache Corp. ...........................................       1,485,800
                                   43,000      Burlington Resources, Inc. .............................       2,375,320
                                   70,000      ConocoPhillips..........................................       4,024,300
                                   48,000      Devon Energy Corp. .....................................       2,432,640
                                  212,000      Exxon Mobil Corp. ......................................      12,183,640
                                   26,000      Kerr-McGee Corp. .......................................       1,984,060
                                   43,000      Marathon Oil Corp. .....................................       2,294,910
                                   15,000      Noble Energy, Inc. .....................................       1,134,750
                                   34,000      Occidental Petroleum Corp. .............................       2,615,620
                                   16,000      Sunoco, Inc. ...........................................       1,818,880
                                   28,000      Unocal Corp. ...........................................       1,821,400
                                   29,000      Valero Energy Corp. ....................................       2,294,190
                                   22,000      Williams Cos., Inc. ....................................         418,000
                                                                                                           ------------
                                                                                                             41,289,550
-----------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--1.4%              91,000      Pfizer, Inc. ...........................................       2,509,780
-----------------------------------------------------------------------------------------------------------------------
ROAD & RAIL--1.1%                  38,000      Yellow Roadway Corp. (a)................................       1,930,400
-----------------------------------------------------------------------------------------------------------------------
SOFTWARE--3.6%                     39,000      Autodesk, Inc. .........................................       1,340,430
                                  222,000      Compuware Corp. (a).....................................       1,596,180
                                   63,000      McAfee, Inc. (a)........................................       1,649,340
                                  135,000      Oracle Corp. (a)........................................       1,782,000
                                                                                                           ------------
                                                                                                              6,367,950
-----------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL--1.1%             60,000      American Eagle Outfitters...............................       1,839,000
-----------------------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE                 36,000      Astoria Financial Corp. ................................       1,024,920
FINANCE--1.9%
                                   60,000      Countrywide Financial Corp. ............................       2,316,600
                                                                                                           ------------
                                                                                                              3,341,520
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Value V.I. Fund
Schedule of Investments as of June 30, 2005 (concluded)
--------------------------------------------------------------------------------

                                  SHARES
INDUSTRY*                          HELD                             COMMON STOCKS                             VALUE
-----------------------------------------------------------------------------------------------------------------------
TOBACCO--0.2%                       6,000      Altria Group, Inc. .....................................    $    387,960
-----------------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS (COST--$141,026,553)--100.0%........     173,441,784
-----------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS (COST--$141,026,553**)--100.0%........     173,441,784
                                               OTHER ASSETS LESS LIABILITIES--0.0%.....................          74,932
                                                                                                           ------------
                                               NET ASSETS--100.0%......................................    $173,516,716
                                                                                                           ============
-----------------------------------------------------------------------------------------------------------------------

* For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

** The cost and unrealized appreciation (depreciation) of investments as of June 30, 2005, as computed for federal income tax purposes, were as follows:

Aggregate cost..............................................   $141,362,724
                                                               ============
Gross unrealized appreciation...............................   $ 34,115,634
Gross unrealized depreciation...............................     (2,036,574)
                                                               ------------
Net unrealized appreciation.................................   $ 32,079,060
                                                               ============

(a) Non-income producing security.

Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

-------------------------------------------------------------------------------------
                                                                             INTEREST
AFFILIATE                                                     NET ACTIVITY    INCOME
-------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....    $(25,141)    $ 8,345
-------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Money Market Series.....          --     $    89
-------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Value V.I. Fund
Statement of Assets and Liabilities as of June 30, 2005
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (identified
  cost--$141,026,553).......................................                 $173,441,784
Receivables:
  Dividends.................................................  $   182,730
  Capital shares sold.......................................       56,665
  Interest from affiliates..................................        4,883
  Securities lending........................................           48         244,326
                                                              -----------
Prepaid expenses and other assets...........................                        3,047
                                                                             ------------
Total assets................................................                  173,689,157
                                                                             ------------
------------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Investment adviser........................................                       96,073
  Custodian bank............................................                       44,657
  Capital shares redeemed...................................                       29,633
  Other affiliates..........................................                        2,078
                                                                             ------------
Total liabilities...........................................                      172,441
                                                                             ------------
------------------------------------------------------------------------------------------
NET ASSETS..................................................                 $173,516,716
                                                                             ============
------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                 $  1,248,183
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                            9
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                            9
Paid-in capital in excess of par............................                  134,194,632
Undistributed investment income--net........................  $   440,575
Undistributed realized capital gains--net...................    5,218,077
Unrealized appreciation--net................................   32,415,231
                                                              -----------
Total accumulated earnings--net.............................                   38,073,883
                                                                             ------------
NET ASSETS..................................................                 $173,516,716
                                                                             ============
------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $173,514,300 and 12,481,829
  shares outstanding........................................                 $      13.90
                                                                             ============
Class II--Based on net assets of $1,208 and 86.87 shares
  outstanding...............................................                 $      13.91
                                                                             ============
Class III--Based on net assets of $1,208 and 86.87 shares
  outstanding...............................................                 $      13.91
                                                                             ============
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Value V.I. Fund
Statement of Operations for the Six Months Ended June 30, 2005
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................              $ 1,102,385
Interest from affiliates....................................                    8,345
Securities lending--net.....................................                       89
                                                                          -----------
Total income................................................                1,110,819
                                                                          -----------
--------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $592,752
Accounting services.........................................    34,008
Professional fees...........................................    13,878
Custodian fees..............................................    11,813
Printing and shareholder reports............................     6,671
Directors' fees and expenses................................     3,722
Transfer agent fees--Class I................................     2,283
Pricing services............................................       423
Other.......................................................     4,694
                                                              --------
Total expenses..............................................                  670,244
                                                                          -----------
Investment income--net......................................                  440,575
                                                                          -----------
--------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN--NET:
Realized gain on investments--net...........................                5,554,256
Change in unrealized appreciation on investments--net.......                5,052,400
                                                                          -----------
Total realized and unrealized gain--net.....................               10,606,656
                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........              $11,047,231
                                                                          ===========
--------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Value V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                              FOR THE SIX      FOR THE
                                                              MONTHS ENDED    YEAR ENDED
                                                                JUNE 30,     DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                2005           2004
-----------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $   440,575    $  1,128,261
Realized gain--net..........................................    5,554,256      16,533,567
Change in unrealized appreciation--net......................    5,052,400       6,447,861
                                                              ------------   ------------
Net increase in net assets resulting from operations........   11,047,231      24,109,689
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................           --      (1,131,170)
  Class II..................................................           --              (9)
  Class III.................................................           --              (9)
Realized gain--net:
  Class I...................................................   (4,598,137)     (8,891,973)
  Class II..................................................          (34)            (68)
  Class III.................................................          (34)            (68)
                                                              ------------   ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................   (4,598,205)    (10,023,297)
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets derived from capital share
  transactions..............................................   18,580,967      27,960,987
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................   25,029,993      42,047,379
Beginning of period.........................................  148,486,723     106,439,344
                                                              ------------   ------------
End of period*..............................................  $173,516,716   $148,486,723
                                                              ============   ============
-----------------------------------------------------------------------------------------
* Undistributed investment income--net......................  $   440,575              --
                                                              ============   ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Value V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                                CLASS I
                                                    ---------------------------------------------------------------
                                                                                                         FOR THE
                                                                                                          PERIOD
                                                                                                        APRIL 23,
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN    FOR THE SIX    FOR THE YEAR ENDED DECEMBER 31,      2001+ TO
DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL  MONTHS ENDED    --------------------------------   DECEMBER 31,
STATEMENTS.                                         JUNE 30, 2005     2004        2003        2002         2001
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..............    $  13.36      $  11.90    $   8.92    $  10.26     $ 10.00
                                                      --------      --------    --------    --------     -------
Investment income--net............................         .04**         .12**       .06**       .08**       .02
Realized and unrealized gain (loss)--net..........         .90          2.31        2.97       (1.37)        .28
                                                      --------      --------    --------    --------     -------
Total from investment operations..................         .94          2.43        3.03       (1.29)        .30
                                                      --------      --------    --------    --------     -------
Less dividends and distributions from:
  Investment income--net..........................          --          (.11)       (.05)       (.05)       (.04)
  Realized gain--net..............................        (.40)         (.86)         --          --          --
                                                      --------      --------    --------    --------     -------
Total dividends and distributions.................        (.40)         (.97)       (.05)       (.05)       (.04)
                                                      --------      --------    --------    --------     -------
Net asset value, end of period....................    $  13.90      $  13.36    $  11.90    $   8.92     $ 10.26
                                                      ========      ========    ========    ========     =======
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:***
Based on net asset value per share................       7.06%@       20.38%      33.98%     (12.62%)      2.99%@
                                                      ========      ========    ========    ========     =======
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of waiver...........................        .85%*         .85%        .85%        .95%       1.25%*
                                                      ========      ========    ========    ========     =======
Expenses..........................................        .85%*         .85%        .85%        .95%       1.65%*
                                                      ========      ========    ========    ========     =======
Investment income--net............................        .56%*         .91%        .56%        .81%        .64%*
                                                      ========      ========    ========    ========     =======
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..........    $173,514      $148,484    $106,439    $ 68,775     $16,103
                                                      ========      ========    ========    ========     =======
Portfolio turnover................................      41.79%       116.06%     127.48%     101.99%      64.52%
                                                      ========      ========    ========    ========     =======
-------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Based on average shares outstanding.

*** Total investment returns exclude insurance-related fees and expenses.

+   Commencement of operations.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Value V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                          CLASS II
                                                              ---------------------------------
                                                              FOR THE SIX
                                                                MONTHS        FOR THE PERIOD
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                     ENDED      SEPTEMBER 30, 2004+
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                  JUNE 30,       TO DECEMBER 31,
FINANCIAL STATEMENTS.                                            2005              2004
-----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................    $ 13.36          $  12.70
                                                                -------          --------
Investment income--net***...................................        .04               .04
Realized and unrealized gain--net...........................        .91              1.59
                                                                -------          --------
Total from investment operations............................        .95              1.63
                                                                -------          --------
Less dividends and distributions from:
  Investment income--net....................................         --              (.11)
  Realized gain--net........................................       (.40)             (.86)
                                                                -------          --------
Total dividends and distributions...........................       (.40)             (.97)
                                                                -------          --------
Net asset value, end of period..............................    $ 13.91          $  13.36
                                                                =======          ========
-----------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................      7.13%@           12.80%@
                                                                =======          ========
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................       .85%*             .85%*
                                                                =======          ========
Investment income--net......................................       .66%*            1.31%*
                                                                =======          ========
-----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................    $     1          $      1
                                                                =======          ========
Portfolio turnover..........................................     41.79%           116.06%
                                                                =======          ========
-----------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Commencement of operations.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Value V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                          CLASS III
                                                              ---------------------------------
                                                              FOR THE SIX
                                                                MONTHS        FOR THE PERIOD
        THE FOLLOWING PER SHARE DATA AND RATIOS HAVE             ENDED      SEPTEMBER 30, 2004+
       BEEN DERIVED FROM INFORMATION PROVIDED IN THE           JUNE 30,       TO DECEMBER 31,
                   FINANCIAL STATEMENTS.                         2005              2004
-----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................    $ 13.36          $  12.70
                                                                -------          --------
Investment income--net***...................................        .04               .04
Realized and unrealized gain--net...........................        .91              1.59
                                                                -------          --------
Total from investment operations............................        .95              1.63
                                                                -------          --------
Less dividends and distributions from:
  Investment income--net....................................         --              (.11)
  Realized gain--net........................................       (.40)             (.86)
                                                                -------          --------
Total dividends and distributions...........................       (.40)             (.97)
                                                                -------          --------
Net asset value, end of period..............................    $ 13.91          $  13.36
                                                                =======          ========
-----------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................      7.13%@           12.80%@
                                                                =======          ========
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................       .85%*             .85%*
                                                                =======          ========
Investment income--net......................................       .66%*            1.31%*
                                                                =======          ========
-----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................    $     1          $      1
                                                                =======          ========
Portfolio turnover..........................................     41.79%           116.06%
                                                                =======          ========
-----------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Commencement of operations.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Value V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

FAM Variable Series Funds, Inc. (formerly Merrill Lynch Variable Series Funds, Inc.) (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Mercury Large Cap Value V.I. Fund (formerly Merrill Lynch Large Cap Value V.I. Fund) (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may

--------------------------------------------------------------------------------

occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Company's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Fund typically receives the income on the loaned

--------------------------------------------------------------------------------

securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Custodian bank--The Fund recorded an amount payable to the custodian bank resulting from a timing difference of security transaction settlements.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"), doing business as Mercury Advisors. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor") which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .75% of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management, U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Company for these services.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% of the average daily value of the Fund's Class II net assets and .25% of the average daily value of the Fund's Class III net assets. For the six months ended June 30, 2005, the distribution fees were not accrued for Class II and III.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated, ("MLPF&S"), an affiliate of MLIM, or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the six months ended June 30, 2005, MLIM, LLC received $39 in securities lending agent fees from the Fund.

  For the six months ended June 30, 2005, the Fund reimbursed MLIM $4,364 for certain accounting services.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, ML & Co., and/or MLIM, LLC.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2005 were $80,687,848 and $66,347,820, respectively.

4. CAPITAL SHARE TRANSACTIONS:

Net increase in net assets derived from capital share transactions was $18,580,967 and $27,960,987 for the six months ended June 30, 2005 and the year ended December 31, 2004, respectively.

  Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------
Class I Shares for the Six Months Ended                   Dollar
June 30, 2005                              Shares         Amount
-------------------------------------------------------------------
Shares sold...........................    1,886,210    $ 25,374,654
Shares issued to shareholders in
 reinvestment of distributions........      335,141       4,598,137
                                         ----------    ------------
Total issued..........................    2,221,351      29,972,791
Shares redeemed.......................     (849,601)    (11,391,892)
                                         ----------    ------------
Net increase..........................    1,371,750    $ 18,580,899
                                         ==========    ============
-------------------------------------------------------------------

--------------------------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2004                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   2,967,526    $ 37,563,551
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................     749,674      10,023,143
                                       ----------    ------------
Total issued.........................   3,717,200      47,586,694
Shares redeemed......................  (1,552,535)    (19,627,859)
                                       ----------    ------------
Net increase.........................   2,164,665    $ 27,958,835
                                       ==========    ============
-----------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Six Months Ended                    Dollar
June 30, 2005                                     Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 distributions..................................    2        $34
                                                    --       ---
Net increase....................................    2        $34
                                                    ==       ===
------------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Period                              Dollar
September 30, 2004+ to December 31, 2004          Shares    Amount
------------------------------------------------------------------
Shares sold.....................................    79      $1,000
Shares issued to shareholders in reinvestment of
 dividends and distributions....................     5          76
                                                    --      ------
Net increase....................................    84      $1,076
                                                    ==      ======
------------------------------------------------------------------

+ Commencement of operations.

------------------------------------------------------------------
Class III Shares for the Six Months Ended                   Dollar
June 30, 2005                                     Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 distributions..................................    2        $34
                                                    --       ---
Net increase....................................    2        $34
                                                    ==       ===
------------------------------------------------------------------

------------------------------------------------------------------
Class III Shares for the Period                             Dollar
September 30, 2004+ to December 31, 2004          Shares    Amount
------------------------------------------------------------------
Shares sold.....................................    79      $1,000
Shares issued to shareholders in reinvestment of
 dividends and distributions....................     5          76
                                                    --      ------
Net increase....................................    84      $1,076
                                                    ==      ======
------------------------------------------------------------------

+ Commencement of operations.

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2005. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended June 30, 2005.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Utilities and Telecommunications V.I. Fund
A Discussion With Your Fund's Portfolio Manager
--------------------------------------------------------------------------------

  The Fund's return, although trailing that of the S&P Utility Index, significantly outpaced the broad-market S&P 500 Index and was competitive with the Lipper Utility Funds average for the period.
HOW DID THE FUND PERFORM DURING THE PERIOD IN LIGHT OF THE EXISTING MARKET CONDITIONS?

  For the six-month period ended June 30, 2005, Mercury Utilities and Telecommunications V.I. Fund's Class I Shares had a total return of +9.52. For the same period, the Fund's benchmarks, the Standard & Poor's (S&P) 500 Index and the S&P Utility Index, posted respective returns of -0.81% and +15.24%, while the Lipper Utility Funds category had an average return of +7.96%. (Funds in this Lipper category invest primarily in utility shares.)

  During the period, the portfolio's investments within the domestic electric utility sector had a favorable effect on Fund performance. However, stock selection in the telecommunication services sector--particularly large-capitalization companies--hindered relative returns. These companies faced competitive threats from technology substitution--i.e., using wireless rather than wireline telephone services and using digital subscriber lines (DSL) rather than having multiple fixed telephone lines--and were forced to spend capital to enhance the current telephone networks in order to deploy more services at ever faster speeds.

  Conversely, the domestic electric sector benefited from the low interest rate environment and investor demand for relatively high dividend yields. These companies tend to be fairly stable given the regulated environment in which they operate. Although capital expenditures are on the rise for many companies due to clean-air requirements and the need for some new electricity generation and transmission lines, it is expected that they will seek regulatory approval before increasing spending. Therefore, we believe the domestic electric utility sector remains fairly quiet on a fundamental basis, and that this appeals to investors in the current economic environment. The group does not appear to be inexpensive based on historical valuation metrics, but the general view that these companies offer relatively stable earnings growth and competitive yields has been enough to attract investors to stocks in this sector.

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

  We reduced our exposure to the European telecommunications sector, primarily in response to changes in the underlying fundamentals of the sector. Most notably, we sharply reduced our position in Deutsche Telekom AG. The stock had performed well in 2004, as the company returned to financial health and announced that it would resume paying an annual dividend in 2005. Labor issues continue to weigh on the company as the employment situation in Germany has not improved. We believe that this factor, coupled with the potential for higher capital expenditures in the company's U.S. wireless operations, may hold back the relative performance of the stock. More recently, we eliminated our holding in Mobistar S.A., a Belgian wireless company. Competition within the wireless market in Belgium is expected to increase sharply in the coming months, as Belgacom SA announced weak results and issued a statement that it would pursue market share more aggressively. Mobistar always has been a good and profitable competitor. However, the company is limited to this one market, and Belgacom's financial strength may lead to an extremely challenging environment for Mobistar. In addition, the shares of Mobistar were selling at a premium to its peer group.

  We also trimmed several other individual positions in various sectors. We made these reductions primarily to raise money to reinvest into several new holdings that we view as more compelling on a relative basis. To that end, we added nine new holdings to the portfolio during the period. Several of the new purchases were prompted by the fact that prices for electric power plant assets have stabilized and possibly are on the upswing given recent transactions, primarily indicative of the merger-and-acquisition (M&A) theme in the domestic electric utility sector. Moreover, we are getting closer to the 2007-2008 timeframe, when supply and demand of power is expected to be more at equilibrium, and we believe that valuations also appear to be relatively attractive.

  The new additions also included two telecommunications companies in Brazil, which we purchased based on their attractive valuations. Finally, we increased our position in the energy sector with the additions of ConocoPhillips, Duke Energy Corp. and James River Coal Co.

--------------------------------------------------------------------------------

HOW WOULD YOU CHARACTERIZE THE FUND'S POSITION AT THE CLOSE OF THE PERIOD?

  As of June 30, 2005, the portfolio consisted of 89 different holdings across 10 countries. The Fund's largest sector and market positions were in electric utilities and the United States, respectively. The telecommunications services sector comprises the second-largest percentage of net assets in the portfolio. The Fund continues to seek capital appreciation and total return, and the majority of the stocks in the portfolio pay dividends.

  M&A activity has been increasing in both the electric and telecommunication services sectors. In the fourth quarter of 2004, Exelon Corp. announced that it was buying Public Service Electric & Gas Company. The Fund holds positions in both companies, and we believe the deal has been structured so that it will benefit both sets of shareholders. Dividends at both companies have been adjusted so that investors will continue to receive payments until the reorganization is completed. In addition, shareholders will not see any decline in the dividend level at the combined company. Duke Energy Corp. announced late in the period that it was purchasing Cinergy Corp. Cinergy has an inadequate supply of electricity and may purchase additional energy from Duke, which has a surplus. We believe this is the first of several deals that Duke Energy will announce. We continue to emphasize strong companies in the portfolio and, therefore, anticipate that other Fund holdings also may be part of future M&A activity within the sector. Although we do not expect to see large premiums paid for companies, mergers and acquisitions effectively place floors on some of the stock prices, thereby reducing downside risk.

  Announcements of transactions in the telecommunications sector were made earlier in the period, and the regulatory approval process is generally not as complicated or as long as it is for electric utilities. Alltel Corp. announced that it is buying Western Wireless Corp., and Sprint Corp. indicated that it intends to purchase Nextel Communications Inc. We believe that this change in control of Nextel should prompt Nextel Partners Inc. to take some action because the company has a put option, which gives it the right to sell Nextel Communications shares at a fixed price. This may force Nextel/ Sprint to buy the company out. Thus, we anticipate that our positions in Western Wireless, Nextel Communications and Nextel Partners will be eliminated from the portfolio. Although not Fund holdings, the purchases of MCI Communications Corp. and AT&T Wireless by Verizon Communications Inc. and Cingular Wireless, respectively, also will add to the decline in the number of telecommunications companies available for purchase in the United States. We believe that this activity, which is shrinking the number of individual stocks in the U.S. telecommunication services sector, may lead more investors to consider purchasing shares of telecommunication services companies outside of the United States. There is a friendlier competitive environment in some of these markets, as cable television is not as strong or penetrated as it is in the United States. We believe that continued consolidation in the industry generally may result in more rational pricing trends and less customer churning, and the Fund is positioned to benefit from these trends.

  Investors' appetite for current yield generally remains strong. This has been evident in the performance of the domestic electric utility sector since the start of the 2005 calendar year. We have continued to look for opportunities to add to the portfolio in keeping with this theme. We have added several positions despite some valuation levels that may be nearing historic highs, as indicated by basic parameters such as price/earnings ratios. However, because these stocks have yields that are comparable to the 10-year U.S. Treasury note and offer the prospect of further dividend growth, we believe they have some additional upside potential. In our view, the Fund is appropriately positioned with stocks that should show better-than-average price appreciation within their industries as a result of improving fundamentals, and stocks that have dividend yields above the group average and offer the opportunity for modest growth.

Kathleen M. Anderson
Vice President and Portfolio Manager

July 13, 2005

---------------------------------------------------------

  Effective May 1, 2005, the name of the Fund was changed to Mercury Utilities and Telecommunications V.I. Fund of FAM Variable Series Funds, Inc. This change has no impact on the Fund's investment objective or its management team, nor does it result in a change to the Fund's symbol.

---------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Utilities and Telecommunications V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                  % RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/05                                           +32.04%
--------------------------------------------------------------------------
Five Years Ended 6/30/05                                         + 3.37
--------------------------------------------------------------------------
Ten Years Ended 6/30/05                                          + 9.75
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Utilities and Telecommunications V.I. Fund
Aggregate Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                  % RETURN
--------------------------------------------------------------------------
Inception (9/30/04) through 6/30/05                              +24.39%
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Utilities and Telecommunications V.I. Fund
Aggregate Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                  % RETURN
--------------------------------------------------------------------------
Inception (9/30/04) through 6/30/05                              +24.39%
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Utilities and Telecommunications V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH     STANDARDIZED
AS OF JUNE 30, 2005                                           TOTAL RETURN   TOTAL RETURN   30-DAY YIELD
--------------------------------------------------------------------------------------------------------
Class I Shares*                                                  + 9.52%        +32.04%         2.14%
--------------------------------------------------------------------------------------------------------
Class II Shares*                                                 + 9.41             --            --
--------------------------------------------------------------------------------------------------------
Class III Shares*                                                + 9.41             --            --
--------------------------------------------------------------------------------------------------------
S&P 500(R) Index**                                               - 0.81         + 6.32            --
--------------------------------------------------------------------------------------------------------
S&P Utilities Index***                                           +15.24         +37.98            --
--------------------------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Class II and Class III Shares commenced operations on 9/30/04. Returns do not show the effects of distribution fees (12(b)-1 fees) applicable to Class II and Class III Shares because these fees have not yet been charged. If such fees were included, returns shown would have been lower.

** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

*** This unmanaged capitalization Index is comprised of all stocks designed to measure the performance of electric and natural gas utilities within the S&P 500 Index.

Past results shown should not be considered a representation of future performance.

S&P 500 is a registered trademark of the McGraw-Hill Companies.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Utilities and Telecommunications V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2005 and held through June 30, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  EXPENSES PAID
                                                                 BEGINNING         ENDING       DURING THE PERIOD*
                                                               ACCOUNT VALUE    ACCOUNT VALUE   JANUARY 1, 2005 TO
                                                              JANUARY 1, 2005   JUNE 30, 2005     JUNE 30, 2005
------------------------------------------------------------------------------------------------------------------
ACTUAL
------------------------------------------------------------------------------------------------------------------
Class I                                                           $1,000          $1,095.20           $4.26
------------------------------------------------------------------------------------------------------------------
Class II                                                          $1,000          $1,094.10           $4.26
------------------------------------------------------------------------------------------------------------------
Class III                                                         $1,000          $1,094.10           $4.26
------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
------------------------------------------------------------------------------------------------------------------
Class I                                                           $1,000          $1,020.73           $4.11
------------------------------------------------------------------------------------------------------------------
Class II                                                          $1,000          $1,020.73           $4.11
------------------------------------------------------------------------------------------------------------------
Class III                                                         $1,000          $1,020.73           $4.11
------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.82% for Class I, .82% for Class II and .82% for Class
   III), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Currently, Class II and Class III have money from an affiliated entity and are not accruing their distribution fees (12(b)-1 fees). If, during the period, the distribution fees were accrued, the actual expense ratios would have been approximately .97% and 1.07%, the actual expenses paid would have been approximately $5.04 and $5.56, and the hypothetical expenses paid would have been approximately $4.86 and $5.36 for Class II and Class III, respectively.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Utilities and Telecommunications V.I. Fund
Portfolio Information as of June 30, 2005
--------------------------------------------------------------------------------

                                                                 PERCENT OF
INDUSTRY* CLASSIFICATION                                      TOTAL INVESTMENTS
-------------------------------------------------------------------------------
Electric Utilities..........................................        35.0%
Diversified Telecommunication Services......................        22.2
Multi-Utilities.............................................        10.9
Independent Power Producers & Energy Traders................        10.1
Gas Utilities...............................................         7.7
Oil, Gas & Consumable Fuels.................................         7.6
Wireless Telecommunication Services.........................         3.8
Media.......................................................         1.1
Commercial Services & Supplies..............................         0.4
Other**.....................................................         1.2
-------------------------------------------------------------------------------

* For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

** Includes portfolio holdings in short-term investments.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Utilities and Telecommunications V.I. Fund
Schedule of Investments as of June 30, 2005                    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                SHARES
COUNTRY                INDUSTRY*                 HELD                       COMMON STOCKS                     VALUE
----------------------------------------------------------------------------------------------------------------------
BRAZIL--1.5%           DIVERSIFIED                 6,400    Brasil Telecom Participacoes SA (a)..........  $   231,040
                       TELECOMMUNICATION
                       SERVICES--0.4%
                       -----------------------------------------------------------------------------------------------
                       ELECTRIC                   19,800    CPFL Energia SA (a)(b).......................      469,260
                       UTILITIES--0.8%
                       -----------------------------------------------------------------------------------------------
                       WIRELESS                   31,800    Telesp Celular Participacoes SA (a)(b).......      135,786
                       TELECOMMUNICATION
                       SERVICES--0.3%
                       -----------------------------------------------------------------------------------------------
                                                            TOTAL COMMON STOCKS IN BRAZIL................      836,086
----------------------------------------------------------------------------------------------------------------------
CANADA--7.1%           DIVERSIFIED                56,700    BCE, Inc. ...................................    1,342,656
                       TELECOMMUNICATION
                       SERVICES--4.9%

                                                  17,500    TELUS Corp. .................................      615,243
                                                  19,075    TELUS Corp. Class A..........................      650,836
                                                                                                           -----------
                                                                                                             2,608,735
                       -----------------------------------------------------------------------------------------------
                       OIL, GAS & CONSUMABLE      15,400    EnCana Corp. ................................      607,676
                       FUELS--2.2%
                                                  15,000    Talisman Energy, Inc. .......................      563,550
                                                                                                           -----------
                                                                                                             1,171,226
                       -----------------------------------------------------------------------------------------------
                                                            TOTAL COMMON STOCKS IN CANADA................    3,779,961
----------------------------------------------------------------------------------------------------------------------
FRANCE--1.4%           DIVERSIFIED                 9,200    France Telecom SA............................      269,094
                       TELECOMMUNICATION
                       SERVICES--0.5%
                       -----------------------------------------------------------------------------------------------
                       MULTI-UTILITIES--0.9%      11,400    Suez SA......................................      309,567
                                                   4,800    Veolia Environnement.........................      180,552
                                                                                                           -----------
                                                                                                               490,119
                       -----------------------------------------------------------------------------------------------
                                                            TOTAL COMMON STOCKS IN FRANCE................      759,213
----------------------------------------------------------------------------------------------------------------------
GERMANY--2.8%          DIVERSIFIED                16,500    Deutsche Telekom AG..........................      305,630
                       TELECOMMUNICATION
                       SERVICES--0.6%
                       -----------------------------------------------------------------------------------------------
                       ELECTRIC                   10,700    E.ON AG......................................      954,450
                       UTILITIES--1.8%
                       -----------------------------------------------------------------------------------------------
                       MULTI-UTILITIES--0.4%       3,200    RWE AG.......................................      206,799
                       -----------------------------------------------------------------------------------------------
                                                            TOTAL COMMON STOCKS IN GERMANY...............    1,466,879
----------------------------------------------------------------------------------------------------------------------
ITALY--2.4%            DIVERSIFIED               106,288    Telecom Italia SpA...........................      332,504
                       TELECOMMUNICATION
                       SERVICES--1.4%

                                                 163,393    Telecom Italia SpA (RNC).....................      425,297
                                                                                                           -----------
                                                                                                               757,801
                       -----------------------------------------------------------------------------------------------
                       ELECTRIC                   60,800    Enel SpA.....................................      529,976
                       UTILITIES--1.0%
                       -----------------------------------------------------------------------------------------------
                                                            TOTAL COMMON STOCKS IN ITALY.................    1,287,777
----------------------------------------------------------------------------------------------------------------------
MEXICO--1.1%           DIVERSIFIED                11,600    Telefonos de Mexico SA de CV (a).............      219,124
                       TELECOMMUNICATION
                       SERVICES--0.4%
                       -----------------------------------------------------------------------------------------------
                       WIRELESS                    6,400    America Movil SA de CV (a)...................      381,504
                       TELECOMMUNICATION
                       SERVICES--0.7%
                       -----------------------------------------------------------------------------------------------
                                                            TOTAL COMMON STOCKS IN MEXICO................      600,628
----------------------------------------------------------------------------------------------------------------------
PORTUGAL--0.4%         DIVERSIFIED                20,600    Portugal Telecom SGPS SA Registered Shares...      195,525
                       TELECOMMUNICATION
                       SERVICES--0.4%
                       -----------------------------------------------------------------------------------------------
                                                            TOTAL COMMON STOCKS IN PORTUGAL..............      195,525
----------------------------------------------------------------------------------------------------------------------
SPAIN--5.6%            DIVERSIFIED                72,488    Telefonica SA................................    1,188,242
                       TELECOMMUNICATION
                       SERVICES--2.2%
                       -----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Utilities and Telecommunications V.I. Fund
Schedule of Investments as of June 30, 2005 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                SHARES
COUNTRY                INDUSTRY*                 HELD                       COMMON STOCKS                     VALUE
----------------------------------------------------------------------------------------------------------------------
SPAIN
(CONCLUDED)
                       ELECTRIC                   23,500    Endesa SA....................................  $   552,222
                       UTILITIES--3.4%
                                                  46,400    Iberdrola SA.................................    1,225,724
                                                                                                           -----------
                                                                                                             1,777,946
                       -----------------------------------------------------------------------------------------------
                                                            TOTAL COMMON STOCKS IN SPAIN.................    2,966,188
----------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM--4.7%   ELECTRIC                   14,500    Scottish & Southern Energy Plc...............      263,282
                       UTILITIES--2.1%
                                                  96,000    Scottish Power Plc...........................      854,347
                                                                                                           -----------
                                                                                                             1,117,629
                       -----------------------------------------------------------------------------------------------
                       GAS UTILITIES--0.2%        27,000    Centrica Plc.................................      112,157
                       -----------------------------------------------------------------------------------------------
                       INDEPENDENT POWER          51,100    International Power Plc......................      188,683
                       PRODUCERS & ENERGY
                       TRADERS--0.3%
                       -----------------------------------------------------------------------------------------------
                       MULTI-UTILITIES--0.7%      37,762    National Grid Transco Plc....................      366,181
                       -----------------------------------------------------------------------------------------------
                       WIRELESS                   30,500    Vodafone Group Plc (a).......................      741,760
                       TELECOMMUNICATION
                       SERVICES--1.4%
                       -----------------------------------------------------------------------------------------------
                                                            TOTAL COMMON STOCKS IN THE UNITED KINGDOM....    2,526,410
----------------------------------------------------------------------------------------------------------------------
UNITED                 COMMERCIAL SERVICES &      45,000    Synagro Technologies, Inc. (b)...............      216,450
STATES--69.4%          SUPPLIES--0.4%
                       -----------------------------------------------------------------------------------------------
                       DIVERSIFIED                16,300    Alltel Corp. ................................    1,015,164
                       TELECOMMUNICATION
                       SERVICES--11.0%

                                                  50,600    BellSouth Corp. .............................    1,344,442
                                                   6,100    CenturyTel, Inc. ............................      211,243
                                                  17,700    Citizens Communications Co. .................      237,888
                                                  50,300    SBC Communications, Inc. ....................    1,194,625
                                                  33,100    Sprint Corp. ................................      830,479
                                                  29,200    Verizon Communications, Inc. ................    1,008,860
                                                                                                           -----------
                                                                                                             5,842,701
                       -----------------------------------------------------------------------------------------------
                       ELECTRIC                    9,300    Ameren Corp. ................................      514,290
                       UTILITIES--25.4%
                                                  18,900    American Electric Power Co., Inc. ...........      696,843
                                                  17,592    Cinergy Corp. ...............................      788,473
                                                  24,000    Cleco Corp. .................................      517,680
                                                   2,800    Consolidated Edison, Inc. ...................      131,152
                                                   8,100    DPL, Inc. ...................................      222,345
                                                   5,800    DTE Energy Co. ..............................      271,266
                                                  24,300    Edison International.........................      985,365
                                                  19,100    Entergy Corp. ...............................    1,443,005
                                                  35,200    Exelon Corp. ................................    1,806,816
                                                  11,900    FPL Group, Inc. .............................      500,514
                                                  16,500    FirstEnergy Corp. ...........................      793,815
                                                  39,400    NSTAR........................................    1,214,702
                                                  14,800    PG&E Corp. ..................................      555,592
                                                  23,800    PPL Corp. ...................................    1,413,244
                                                  11,000    Pinnacle West Capital Corp. .................      488,950
                                                  20,700    Reliant Energy, Inc. (b).....................      256,266
                                                  26,100    The Southern Co. ............................      904,887
                                                                                                           -----------
                                                                                                            13,505,205
                       -----------------------------------------------------------------------------------------------
                       GAS UTILITIES--7.4%        11,500    AGL Resources, Inc. .........................      444,475
                                                   5,900    Equitable Resources, Inc. ...................      401,200
                                                  13,400    KeySpan Corp. ...............................      545,380
                                                   9,400    National Fuel Gas Co. .......................      271,754
                                                  16,600    New Jersey Resources Corp. ..................      800,950
                                                   6,700    NiSource, Inc. ..............................      165,691
                                                  11,300    Oneok, Inc. .................................      368,945

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Utilities and Telecommunications V.I. Fund
Schedule of Investments as of June 30, 2005 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                SHARES
COUNTRY                INDUSTRY*                 HELD                       COMMON STOCKS                     VALUE
----------------------------------------------------------------------------------------------------------------------
UNITED STATES          GAS UTILITIES
(CONCLUDED)            (CONCLUDED)
                                                   8,400    Questar Corp. ...............................  $   553,560
                                                  14,000    UGI Corp. ...................................      390,600
                                                                                                           -----------
                                                                                                             3,942,555
                       -----------------------------------------------------------------------------------------------
                       INDEPENDENT POWER          21,500    Constellation Energy Group, Inc. ............    1,240,335
                       PRODUCERS & ENERGY
                       TRADERS--9.3%

                                                  10,000    Duke Energy Corp. ...........................      297,300
                                                   7,400    NRG Energy, Inc. (b).........................      278,240
                                                  11,000    Ormat Technologies, Inc. ....................      210,100
                                                  35,700    TXU Corp. ...................................    2,966,313
                                                                                                           -----------
                                                                                                             4,992,288
                       -----------------------------------------------------------------------------------------------
                       MEDIA--1.1%                18,700    Cablevision Systems Corp. Class A (b)........      602,140
                       -----------------------------------------------------------------------------------------------
                       MULTI-UTILITIES--8.1%      24,200    Dominion Resources, Inc. ....................    1,776,038
                                                   5,400    Energy East Corp. ...........................      156,492
                                                   3,900    OGE Energy Corp. ............................      112,866
                                                  15,700    Public Service Enterprise Group, Inc. .......      954,874
                                                  15,000    SCANA Corp. .................................      640,650
                                                   7,000    Sempra Energy................................      289,170
                                                   9,900    Wisconsin Energy Corp. ......................      386,100
                                                                                                           -----------
                                                                                                             4,316,190
                       -----------------------------------------------------------------------------------------------
                       OIL, GAS & CONSUMABLE       4,000    ConocoPhillips...............................      229,960
                       FUELS--5.3%
                                                   4,800    Devon Energy Corp. ..........................      243,264
                                                  11,200    EOG Resources, Inc. .........................      636,160
                                                   3,800    James River Coal Co. (b).....................      131,670
                                                   3,800    Kinder Morgan, Inc. .........................      316,160
                                                  15,500    Peabody Energy Corp. ........................      806,620
                                                  25,200    Williams Cos., Inc. .........................      478,800
                                                                                                           -----------
                                                                                                             2,842,634
                       -----------------------------------------------------------------------------------------------
                       WIRELESS                   10,000    Nextel Communications, Inc. Class A (b)......      323,100
                       TELECOMMUNICATION
                       SERVICES--1.4%

                                                  10,100    Nextel Partners, Inc. Class A (b)............      254,217
                                                   4,000    Western Wireless Corp. Class A (b)...........      169,200
                                                                                                           -----------
                                                                                                               746,517
                       -----------------------------------------------------------------------------------------------
                                                            TOTAL COMMON STOCKS IN THE UNITED STATES.....   37,006,680
----------------------------------------------------------------------------------------------------------------------
                                                            TOTAL COMMON STOCKS
                                                            (COST--$34,223,473)--96.4%...................   51,425,347
----------------------------------------------------------------------------------------------------------------------
                                                    FACE
                                                  AMOUNT                   TRUST PREFERRED
----------------------------------------------------------------------------------------------------------------------
UNITED                 MULTI-UTILITIES        $  357,550    AES Trust III, 6.75% due 10/15/2029 (d)......      335,195
STATES--0.6%
----------------------------------------------------------------------------------------------------------------------
                                                            TOTAL TRUST PREFERRED
                                                            (COST--$216,314)--0.6%.......................      335,195
----------------------------------------------------------------------------------------------------------------------
                                              BENEFICIAL
                                                INTEREST                SHORT-TERM SECURITIES
----------------------------------------------------------------------------------------------------------------------
                                              $  602,695    Merrill Lynch Liquidity Series, LLC Cash
                                                              Sweep Series I (c).........................      602,695
----------------------------------------------------------------------------------------------------------------------
                                                            TOTAL SHORT-TERM SECURITIES
                                                            (COST--$602,695)--1.2%.......................      602,695
----------------------------------------------------------------------------------------------------------------------
                                                            TOTAL INVESTMENTS
                                                            (COST--$35,042,482**)--98.2%.................   52,363,237
                                                            OTHER ASSETS LESS LIABILITIES--1.8%..........      971,810
                                                                                                           -----------
                                                            NET ASSETS--100.0%...........................  $53,335,047
                                                                                                           ===========
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Utilities and Telecommunications V.I. Fund
Schedule of Investments as of June 30, 2005 (concluded)        (in U.S. dollars)
--------------------------------------------------------------------------------

* For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

** The cost and unrealized appreciation (depreciation) of investments as of June 30, 2005, as computed for federal income tax purposes, were as follows:

Aggregate cost..............................................  $35,067,919
                                                              ===========
Gross unrealized appreciation...............................  $17,917,490
Gross unrealized depreciation...............................     (622,172)
                                                              -----------
Net unrealized appreciation.................................  $17,295,318
                                                              ===========

(a) Depositary Receipts.

(b) Non-income producing security.

(c) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

-------------------------------------------------------------------------------------
                                                                             INTEREST
AFFILIATE                                                     NET ACTIVITY    INCOME
-------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....  $(1,626,686)   $15,324
-------------------------------------------------------------------------------------

(d) Convertible security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Utilities and Telecommunications V.I. Fund
Statement of Assets and Liabilities as of June 30, 2005
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (identified
  cost--$34,439,787)........................................                 $51,760,542
Investments in affiliated securities, at value (identified
  cost-- $602,695)..........................................                     602,695
Cash........................................................                      15,520
Foreign cash (cost--$78,424)................................                      75,453
Receivables:
  Securities sold...........................................  $   757,763
  Dividends.................................................      141,051
  Interest..................................................        3,491        902,305
                                                              -----------
Prepaid expenses and other assets...........................                       5,139
                                                                             -----------
Total assets................................................                  53,361,654
                                                                             -----------
-----------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Investment adviser........................................                      23,219
  Capital shares redeemed...................................                       2,016
  Other affiliates..........................................                       1,372
                                                                             -----------
Total liabilities...........................................                      26,607
                                                                             -----------
-----------------------------------------------------------------------------------------
NET ASSETS..................................................                 $53,335,047
                                                                             ===========
-----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                 $   542,106
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                          13
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                          13
Paid-in capital in excess of par............................                  44,820,991
Undistributed investment income--net........................  $   445,107
Accumulated realized capital losses--net....................   (9,788,983)
Unrealized appreciation--net................................   17,315,800
                                                              -----------
Total accumulated earnings--net.............................                   7,971,924
                                                                             -----------
NET ASSETS..................................................                 $53,335,047
                                                                             ===========
-----------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $53,332,559 and 5,421,059
  shares outstanding........................................                 $      9.84
                                                                             ===========
Class II--Based on net assets of $1,244 and 126.54 shares
  outstanding...............................................                 $      9.83
                                                                             ===========
Class III--Based on net assets of $1,244 and 126.54 shares
  outstanding...............................................                 $      9.83
                                                                             ===========
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Utilities and Telecommunications V.I. Fund
Statement of Operations for the Six Months Ended June 30, 2005
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $46,037 foreign withholding tax)..........                $  885,067
Interest (including $15,324 from affiliates)................                    27,899
                                                                            ----------
Total income................................................                   912,966
                                                                            ----------
---------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $  152,171
Accounting services.........................................      22,839
Professional fees...........................................      13,548
Custodian fees..............................................       7,883
Transfer agent fees--Class I................................       2,401
Printing and shareholder reports............................       2,039
Directors' fees and expenses................................       1,423
Pricing services............................................       1,217
Other.......................................................       4,734
                                                              ----------
Total expenses..............................................                   208,255
                                                                            ----------
Investment income--net......................................                   704,711
                                                                            ----------
---------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS)--NET
Realized gain (loss) on:
  Investments--net..........................................     924,856
  Foreign currency transactions--net........................      (3,361)      921,495
                                                              ----------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   3,028,706
  Foreign currency transactions--net........................      (6,515)    3,022,191
                                                              ----------    ----------
Total realized and unrealized gain--net.....................                 3,943,686
                                                                            ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $4,648,397
                                                                            ==========
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Utilities and Telecommunications V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                              FOR THE SIX      FOR THE
                                                              MONTHS ENDED    YEAR ENDED
                                                                JUNE 30,     DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                2005           2004
-----------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $   704,711    $ 1,194,079
Realized gain--net..........................................      921,495      1,996,912
Change in unrealized appreciation/depreciation--net.........    3,022,191      7,550,462
                                                              -----------    -----------
Net increase in net assets resulting from operations........    4,648,397     10,741,453
                                                              -----------    -----------
-----------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................     (259,592)    (1,177,083)
  Class II..................................................           (6)           (13)
  Class III.................................................           (6)           (13)
                                                              -----------    -----------
Net decrease in net assets resulting from dividends to
  shareholders..............................................     (259,604)    (1,177,109)
                                                              -----------    -----------
-----------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................   (1,720,843)    (6,687,154)
                                                              -----------    -----------
-----------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................    2,667,950      2,877,190
Beginning of period.........................................   50,667,097     47,789,907
                                                              -----------    -----------
End of period*..............................................  $53,335,047    $50,667,097
                                                              ===========    ===========
-----------------------------------------------------------------------------------------
*   Undistributed investment income--net....................  $   445,107             --
                                                              ===========    ===========
   --------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Utilities and Telecommunications V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                                 CLASS I
                                                        ----------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE             FOR THE SIX         FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE           MONTHS ENDED    ------------------------------------------
FINANCIAL STATEMENTS.                                   JUNE 30, 2005    2004       2003        2002        2001
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................     $  9.03      $  7.37    $  6.32    $   8.25    $  10.31
                                                           -------      -------    -------    --------    --------
Investment income--net**..............................         .13          .20        .20         .25         .31
Realized and unrealized gain (loss)--net..............         .73         1.67       1.05       (1.76)      (1.71)
                                                           -------      -------    -------    --------    --------
Total from investment operations......................         .86         1.87       1.25       (1.51)      (1.40)
                                                           -------      -------    -------    --------    --------
Less dividends and distributions:
  Investment income--net..............................        (.05)        (.21)      (.20)       (.26)       (.33)
  Realized gain--net..................................          --           --         --        (.16)       (.33)
                                                           -------      -------    -------    --------    --------
Total dividends and distributions.....................        (.05)        (.21)      (.20)       (.42)       (.66)
                                                           -------      -------    -------    --------    --------
Net asset value, end of period........................     $  9.84      $  9.03    $  7.37    $   6.32    $   8.25
                                                           =======      =======    =======    ========    ========
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:***
Based on net asset value per share....................       9.52%+      25.72%     20.19%     (18.77%)    (14.02%)
                                                           =======      =======    =======    ========    ========
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................        .82%*        .79%       .73%        .75%        .71%
                                                           =======      =======    =======    ========    ========
Investment income--net................................       2.78%*       2.60%      3.02%       3.50%       3.27%
                                                           =======      =======    =======    ========    ========
------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..............     $53,333      $50,665    $47,790    $ 46,039    $ 73,183
                                                           =======      =======    =======    ========    ========
Portfolio turnover....................................       8.16%       12.06%     20.19%      30.32%      34.59%
                                                           =======      =======    =======    ========    ========
------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Based on average shares outstanding.

*** Total investment returns exclude insurance-related fees and expenses.

+   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Utilities and Telecommunications V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                           CLASS II
                                                              -----------------------------------
                                                              FOR THE SIX       FOR THE PERIOD
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                  MONTHS ENDED    SEPTEMBER 30, 2004+
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                   JUNE 30,        TO DECEMBER 31,
FINANCIAL STATEMENTS.                                             2005               2004
-------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................    $   9.03           $   8.04
                                                                --------           --------
Investment income--net**....................................         .12                .05
Realized and unrealized gain--net...........................         .73               1.05
                                                                --------           --------
Total from investment operations............................         .85               1.10
                                                                --------           --------
Less dividends from investment income--net..................        (.05)              (.11)
                                                                --------           --------
Net asset value, end of period..............................    $   9.83           $   9.03
                                                                ========           ========
-------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:***
Based on net asset value per share..........................       9.41%++           13.69%++
                                                                ========           ========
-------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................        .82%*              .79%*
                                                                ========           ========
Investment income--net......................................       2.70%*             2.30%*
                                                                ========           ========
-------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................    $      1           $      1
                                                                ========           ========
Portfolio turnover..........................................       8.16%             12.06%
                                                                ========           ========
-------------------------------------------------------------------------------------------------

*   Annualized.

**  Based on average shares outstanding.

*** Total investment returns exclude insurance-related fees and expenses.

+   Commencement of operations.

++  Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Utilities and Telecommunications V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                           CLASS III
                                                              -----------------------------------
                                                              FOR THE SIX       FOR THE PERIOD
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                  MONTHS ENDED    SEPTEMBER 30, 2004+
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                   JUNE 30,        TO DECEMBER 31,
FINANCIAL STATEMENTS.                                             2005               2004
-------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................    $   9.03           $   8.04
                                                                --------           --------
Investment income--net**....................................         .12                .05
Realized and unrealized gain--net...........................         .73               1.05
                                                                --------           --------
Total from investment operations............................         .85               1.10
                                                                --------           --------
Less dividends from investment income--net..................        (.05)              (.11)
                                                                --------           --------
Net asset value, end of period..............................    $   9.83           $   9.03
                                                                ========           ========
-------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:***
Based on net asset value per share..........................       9.41%++           13.69%++
                                                                ========           ========
-------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................        .82%*              .79%*
                                                                ========           ========
Investment income--net......................................       2.70%*             2.30%*
                                                                ========           ========
-------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................    $      1           $      1
                                                                ========           ========
Portfolio turnover..........................................       8.16%             12.06%
                                                                ========           ========
-------------------------------------------------------------------------------------------------

*   Annualized.

**  Based on average shares outstanding.

*** Total investment returns exclude insurance-related fees and expenses.

+   Commencement of operations

++  Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Utilities and Telecommunications V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

FAM Variable Series Funds, Inc. (formerly Merrill Lynch Variable Series Funds, Inc.) (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Mercury Utilities and Telecommunications V.I. Fund (formerly Merrill Lynch Utilities and Telecommunications V.I. Fund) (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may

--------------------------------------------------------------------------------

occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Company's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

- Options--The Fund may write call and put options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-

--------------------------------------------------------------------------------

dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends from net investment income are declared and paid quarterly. Distributions of capital gains are recorded on the ex-dividend date.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"), doing business as Mercury Advisors. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor") which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .60% of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management, U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% of the average daily value of the Fund's Class II net assets and .25% of the average daily value of the Fund's Class III net assets. For the six months ended June 30, 2005, the distribution fees were not accrued for Class II and Class III.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates.

  For the six months ended June 30, 2005, MLPF&S earned $743 in commissions on the execution of portfolio security transactions.

  In addition, the Fund reimbursed MLIM $2,263 for certain accounting services for the six months ended June 30, 2005.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, ML & Co., and/or MLIM, LLC.

--------------------------------------------------------------------------------

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2005 were $4,058,307 and $4,611,479, respectively.

4. CAPITAL SHARE TRANSACTIONS:

The net decrease in net assets derived from capital share transactions were $1,720,843 and $6,687,154 for the six months ended June 30, 2005 and the year ended December 31, 2004, respectively.

  Transactions in capital shares were as follows:

-----------------------------------------------------------------
Class I Shares for the Six Months Ended                 Dollar
June 30, 2005                              Shares       Amount
-----------------------------------------------------------------
Shares sold.............................   431,553    $ 4,004,282
Shares issued to shareholders in
 reinvestment of dividends..............    28,156        259,593
                                          --------    -----------
Total issued............................   459,709      4,263,875
Shares redeemed.........................  (647,375)    (5,984,730)
                                          --------    -----------
Net decrease............................  (187,666)   $(1,720,855)
                                          ========    ===========
-----------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2004                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................     786,758    $  6,223,687
Shares issued to shareholders in
 reinvestment of dividends...........     146,725       1,177,083
                                       ----------    ------------
Total issued.........................     933,483       7,400,770
Shares redeemed......................  (1,807,461)    (14,089,950)
                                       ----------    ------------
Net decrease.........................    (873,978)   $ (6,689,180)
                                       ==========    ============
-----------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Six Months Ended                    Dollar
June 30, 2005                                     Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment
 of dividends...................................    1         $6
                                                    --        --
Net increase....................................    1         $6
                                                    ==        ==
------------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Period                              Dollar
September 30, 2004+ to December 31, 2004          Shares    Amount
------------------------------------------------------------------
Shares sold.....................................   124      $1,000
Shares issued to shareholders in reinvestment
 of dividends...................................     2          13
                                                   ---      ------
Net increase....................................   126      $1,013
                                                   ===      ======
------------------------------------------------------------------

+ Commencement of operations.

------------------------------------------------------------------
Class III Shares for the Six Months Ended                   Dollar
June 30, 2005                                     Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment
 of dividends...................................    1         $6
                                                    --        --
Net increase....................................    1         $6
                                                    ==        ==
------------------------------------------------------------------

------------------------------------------------------------------
Class III Shares for the Period                             Dollar
September 30, 2004+ to December 31, 2004          Shares    Amount
------------------------------------------------------------------
Shares sold.....................................   124      $1,000
Shares issued to shareholders in reinvestment
 of dividends...................................     2          13
                                                   ---      ------
Net increase....................................   126      $1,013
                                                   ===      ======
------------------------------------------------------------------

+ Commencement of operations.

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2005. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended June 30, 2005.

6. CAPITAL LOSS CARRYFORWARD:

On December 31, 2004, the Fund had a net capital loss carryforward of $10,685,041, of which $10,634,296 expires in 2010 and $50,745 expires in 2011.
This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Value Opportunities V.I. Fund
A Discussion With Your Fund's Portfolio Manager
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM DURING THE PERIOD IN LIGHT OF THE EXISTING MARKET CONDITIONS?

  For the six-month period ended June 30, 2005, Value Opportunities V.I. Fund's Class I, Class II and Class III Shares had total returns of -0.40%, -0.44% and -0.49%, respectively. For the same period, the benchmark Russell 2000 Index returned -1.25% and the Lipper Small Cap Value Funds category had an average return of +0.72%. (Funds in this Lipper category seek long-term growth of capital by investing in small-capitalization companies that are considered to be undervalued relative to a major unmanaged stock index.)

  After posting impressive gains in the fourth quarter of 2004, the major equity indexes struggled to find their footing in the early months of 2005. Investor concerns centered on heightened inflation expectations, a weak U.S. dollar, continuing interest rate hikes by the Federal Reserve Board and concerns that economic and corporate earnings growth had peaked. Oil prices fluctuated and achieved record highs on more than one occasion during the six-month period, contributing to the inflationary concerns, but also supporting strong performance in the energy sector. Investors generally favored a more cautious approach during the period, which allowed the large-cap S&P 500 Index to modestly outperform the Russell 2000 Index. We also saw value stocks outperform their growth counterparts, as represented by the +0.90% return of the Russell 2000 Value Index versus the -3.58% return of the Russell 2000 Growth Index.

  As the period came to a close, we began to see a subtle shift in sentiment. Corporate earnings were stronger than expected in the first half of the year, first quarter 2005 gross domestic product was revised upward to 3.8% and consumer confidence rose to a three-year high. Amid the more positive market sentiment, small cap stocks outperformed large caps in the last two months of the period. Of course, while small caps tend to respond more quickly to positive developments, they also generally decline more readily on negative news. This has been fairly apparent in the volatile investment environment of the past several months.

  The Fund performed well versus the benchmark, given our fairly conservative market posture in what was largely a period of investor caution. This was reflected in our focus on slightly higher-capitalization stocks and our avoidance of the very small and more speculative stocks. We believe it is late in the economic recovery to overweight cyclical stocks. As the market pendulum has swayed from aggressive to defensive and from small to large cap stocks over the past year, our approach has been to move gradually away from deep cyclical stocks and toward larger, late-cycle companies still within the small cap universe.

WHAT FACTORS MOST INFLUENCED PERFORMANCE?

  Stock selection had the greatest impact on performance with a much more modest contribution from our sector weightings. As a group, stocks in the information technology sector most benefited Fund results relative to the Russell 2000 Index. Recently, we took profits in some of these positions and moved the Fund's technology exposure toward a more neutral market stance. Stock selection in the industrials sector also provided positive attribution relative to the benchmark.

  In absolute terms, the Fund's top-performing sector over the past six months was energy, an area we overweighted. Higher oil and natural gas prices improved the fortunes of all stocks in the energy sector and caused an increase in merger-and-acquisition activity. This, in turn, stimulated further share price appreciation. Among the Fund's top performers were Diamond Offshore Drilling, a deep water drilling company, and Denbury Resources, Inc., an exploration and production company, both of which fall into the energy sector. Ahead of Diamond and Denbury in terms of its contribution to performance was WebMD Corp., a provider of healthcare connectivity solutions and the Fund's largest holding. The stock appreciated sharply on the announcement of an initial public offering for part of the company's portal business.

  Stocks that detracted most from performance during the period were Smurfit-Stone Container Corp., a container board and paper company that declined on deteriorating paper prices; Tech Data Corp., a technology distribution provider that fell on concerns about operating margins; and Maxygen, Inc., a biotechnology company that did poorly during the period but has since rallied dramatically.

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

  Based on sharp stock appreciation and record-high energy prices, we took some profits in energy, while maintaining a favorable sector view. We made several changes within industrials, adding companies focused on engineering and construction, as well as energy services. This is in keeping with our positive view on companies

--------------------------------------------------------------------------------

involved in construction and services for the energy sector. Recent additions in this area included McDermott International, Inc., which is involved in building offshore drilling facilities; Maverick Tube Corp., a leading producer of steel tube used in oil and gas drilling; and URS Corp., an engineering design firm.

  Within industrials, we added several companies engaged in business services and professional staffing, including Administaff, Inc., a provider of benefits and payroll administration to small and medium-sized businesses; Century Business Services, Inc., a provider of outsourced business services; and Spherion Corp., a staffing and recruitment company. Each is poised to benefit from a tighter U.S. labor market.

  We significantly reduced the Fund's technology exposure during the period and redeployed the proceeds largely in the financial services sector. We had underweighted regional banks over the past few years. However, financial services stocks declined to more attractive levels earlier this year on interest rate fears and concerns about a flattening yield curve. We believe the flatter yield curve is a temporary phenomenon and that financial services firms can continue to prosper despite higher short-term interest rates.

  We have been active buyers in health care, particularly of specialty pharmaceutical stocks. We believe valuations are compelling by historical standards given concerns about generic competition. Some concerns are justified but, in certain instances, we believe investors are underestimating the ability of pharmaceutical companies to respond with licensing agreements and further market consolidation, thereby strengthening their competitive position. Additions to the portfolio within the health care sector included LifePoint Hospitals, Inc., a regional hospital operator in the United States, and Inamed Corp., a provider of medical products primarily for cosmetic procedures.

  We reduced exposure to basic materials by eliminating steel-related stocks. Shiloh Industries, Inc. and Steel Dynamics, Inc. are two examples of steel stocks that we sold on concerns about pricing and a possible slowdown in demand from China.

  Sales during the period were primarily motivated as stocks appreciated and reached our price targets. Notable, however, was an increase in merger-and-acquisition activity, particularly among small cap issues. Seven of our holdings were sold based on corporate acquisitions that occurred during the period. The Fund's biggest name in the defense category, Titan Corporation, was acquired by L-3 Communications Holdings, Inc.; transportation company CNF, Inc., one of the Fund's top-10 holdings earlier in the year, sold its forwarding business to United Parcel Service, Inc.; freight carrier USF, Corp. was acquired by Yellow Roadway, Corp.; software provider Ascential Software Corp. was acquired by International Business Machines Corp.; CTI Molecular Imaging, Inc. by Siemens AG; software company Retek, Inc. by Oracle Corp.; and SeeBeyond Technology Corp. by Sun Microsystems, Inc.

HOW WOULD YOU CHARACTERIZE THE FUND'S POSITION AT THE CLOSE OF THE PERIOD?

  Relative to the Russell 2000 Index, the Fund ended the period significantly overweight in the energy sector and modestly overweight in industrials and materials. We were most underweight in consumer discretionary, financials and telecommunications services.

  In general, we see less opportunity in the equity markets than just six months ago. Following the 2004 year-end rally in small cap equities, there are fewer variations in valuation and no single sector stands out. As a result, we continue to favor a more cautious stance, with the Fund positioned closer to market weights and with a higher median market cap.

  We are concerned that further meaningful outperformance of very small companies is unsustainable. Although a continued increase in merger-and-acquisition activity could prolong the cycle, small cap stocks appear fully valued on a wide range of metrics. New purchases are focused on companies at the high end of our market cap universe where we believe small cap value opportunities are most plentiful.

R. Elise Baum, CFA
Vice President and Portfolio Manager

July 13, 2005

---------------------------------------------------------

  Effective May 1, 2005, the name of the Fund was changed to Mercury Value Opportunities V.I. Fund of FAM Variable Series Funds, Inc. This change has no impact on the Fund's investment objective or its management team, nor does it result in a change to the Fund's symbol.

---------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Value Opportunities V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/05                                           + 7.31%
--------------------------------------------------------------------------
Five Years Ended 6/30/05                                         +10.86
--------------------------------------------------------------------------
Ten Years Ended 6/30/05                                          +12.78
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Value Opportunities V.I. Fund
Average Annual Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/05                                           + 7.17%
--------------------------------------------------------------------------
Five Years Ended 6/30/05                                         +10.69
--------------------------------------------------------------------------
Inception (10/23/97) through 6/30/05                             + 9.80
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Value Opportunities V.I. Fund
Average Annual Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/05                                           + 7.07%
--------------------------------------------------------------------------
Inception (11/18/03) through 6/30/05                             +13.16
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Value Opportunities V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF JUNE 30, 2005                                           TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  -0.40%         +7.31%
-----------------------------------------------------------------------------------------
Class II Shares*                                                 -0.44          +7.17
-----------------------------------------------------------------------------------------
Class III Shares*                                                -0.49          +7.07
-----------------------------------------------------------------------------------------
Russell 2000(R) Index**                                          -1.25          +9.45
-----------------------------------------------------------------------------------------

* Average annual, aggregate and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

** This unmanaged Index is comprised of approximately 2,000 smaller-capitalization common stocks from various industrial sectors.

   Past results shown should not be considered a representation of future performance.

   Russell 2000 is a registered trademark of the Frank Russell Company.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Value Opportunities V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2005 and held through June 30, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  EXPENSES PAID
                                                                 BEGINNING         ENDING       DURING THE PERIOD*
                                                               ACCOUNT VALUE    ACCOUNT VALUE   JANUARY 1, 2005 TO
                                                              JANUARY 1, 2005   JUNE 30, 2005     JUNE 30, 2005
------------------------------------------------------------------------------------------------------------------
ACTUAL
------------------------------------------------------------------------------------------------------------------
Class I                                                           $1,000          $  996.00           $4.11
------------------------------------------------------------------------------------------------------------------
Class II                                                          $1,000          $  995.60           $4.85
------------------------------------------------------------------------------------------------------------------
Class III                                                         $1,000          $  995.10           $5.34
------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
------------------------------------------------------------------------------------------------------------------
Class I                                                           $1,000          $1,020.68           $4.16
------------------------------------------------------------------------------------------------------------------
Class II                                                          $1,000          $1,019.93           $4.91
------------------------------------------------------------------------------------------------------------------
Class III                                                         $1,000          $1,019.44           $5.41
------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.83% for Class I, .98% for Class II and 1.08% for Class
   III), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Value Opportunities V.I. Fund
Portfolio Information as of June 30, 2005
--------------------------------------------------------------------------------

                                                                  PERCENT OF
                   SECTOR* REPRESENTATION                      TOTAL INVESTMENTS
--------------------------------------------------------------------------------
Financials..................................................          23.3%
Information Technology......................................          16.6
Industrials.................................................          14.6
Health Care.................................................          11.5
Consumer Discretionary......................................          10.5
Energy......................................................           9.4
Materials...................................................           5.0
Consumer Staples............................................           2.3
Telecommunication...........................................           0.3
Other**.....................................................           6.5
--------------------------------------------------------------------------------

* For Fund compliance purposes, "Sector" means any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

**   Includes portfolio holdings in short-term investments.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Value Opportunities V.I. Fund
Schedule of Investments as of June 30, 2005                    (in U.S. dollars)
--------------------------------------------------------------------------------

                                         SHARES
INDUSTRY*                                 HELD                            COMMON STOCKS                        VALUE
------------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--2.0%                    2,700      Curtiss-Wright Corp. .............................  $    145,665
                                           288,100      Triumph Group, Inc. (a)...........................    10,014,356
                                                                                                            ------------
                                                                                                              10,160,021
------------------------------------------------------------------------------------------------------------------------
AUTO COMPONENTS--1.0%                      167,600      American Axle & Manufacturing Holdings, Inc. .....     4,235,252
                                            97,800      Hayes Lemmerz International, Inc. (a).............       696,336
                                                                                                            ------------
                                                                                                               4,931,588
------------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY--1.8%                         42,200      Applera Corp.--Celera Genomics Group (a)..........       462,934
                                            33,200      Cephalon, Inc. (a)................................     1,321,692
                                           218,000      Human Genome Sciences, Inc. (a)(d)................     2,524,440
                                           372,100      Maxygen, Inc. (a).................................     2,552,606
                                           181,700      Neurogen Corp. (a)................................     1,239,194
                                           262,700      Vical, Inc. (a)...................................     1,281,976
                                                                                                            ------------
                                                                                                               9,382,842
------------------------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS--0.1%                     26,200      Simpson Manufacturing Co., Inc. ..................       800,410
------------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--1.7%                      362,000      Janus Capital Group, Inc. (d).....................     5,444,480
                                           146,600      WP Stewart & Co. Ltd. ............................     3,543,322
                                                                                                            ------------
                                                                                                               8,987,802
------------------------------------------------------------------------------------------------------------------------
CHEMICALS--1.5%                             54,700      Cytec Industries, Inc. ...........................     2,177,060
                                            10,700      OM Group, Inc. (a)................................       264,183
                                            35,700      Schulman A, Inc. .................................       638,673
                                           101,700      Valspar Corp. ....................................     4,911,093
                                                                                                            ------------
                                                                                                               7,991,009
------------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS--7.5%                      42,200      Bank of Hawaii Corp. .............................     2,141,650
                                            16,400      Banner Corp. .....................................       459,364
                                           383,400      The Colonial BancGroup, Inc. .....................     8,457,804
                                           112,900      Compass Bancshares, Inc. .........................     5,080,500
                                            38,300      First Merchants Corp. ............................       951,755
                                           235,400      First Midwest Bancorp, Inc. ......................     8,279,018
                                            41,500      Mid-State Bancshares..............................     1,152,455
                                           319,560      Old National Bancorp..............................     6,838,584
                                           105,200      Susquehanna Bancshares, Inc. .....................     2,586,868
                                            61,055      TD Banknorth, Inc. ...............................     1,819,439
                                            56,400      Texas Capital Bancshares, Inc. (a)................     1,113,336
                                                                                                            ------------
                                                                                                              38,880,773
------------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--4.4%       244,400      Administaff, Inc. ................................     5,806,944
                                            87,300      Ambassadors International, Inc. ..................     1,191,645
                                            31,200      Central Parking Corp. ............................       429,000
                                           126,100      Century Business Services, Inc. (a)...............       510,705
                                           200,200      Cornell Cos., Inc. (a)............................     2,694,692
                                           103,700      Corrections Corp. of America (a)..................     4,070,225
                                           119,800      NCO Group, Inc. (a)...............................     2,591,274
                                            89,100      Spherion Corp. (a)................................       588,060
                                           342,300      Tetra Tech, Inc. (a)(d)...........................     4,631,319
                                                                                                            ------------
                                                                                                              22,513,864
------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--4.0%              13,900      Anaren, Inc. (a)..................................       182,785
                                           185,750      Belden CDT, Inc. .................................     3,937,900
                                           569,600      CommScope, Inc. (a)...............................     9,916,736
                                           758,968      Tellabs, Inc. (a).................................     6,603,022
                                                                                                            ------------
                                                                                                              20,640,443
------------------------------------------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING--2.4%           119,400      Fluor Corp. ......................................     6,876,246
                                           154,900      McDermott International, Inc. (a).................     3,252,900
                                            67,200      URS Corp. (a).....................................     2,509,920
                                                                                                            ------------
                                                                                                              12,639,066
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Value Opportunities V.I. Fund
Schedule of Investments as of June 30, 2005 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                         SHARES
INDUSTRY*                                 HELD                            COMMON STOCKS                        VALUE
------------------------------------------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS--1.0%                77,600      Martin Marietta Materials, Inc. ..................  $  5,363,712
------------------------------------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING--0.8%               186,600      Crown Holdings, Inc. (a)..........................     2,655,318
                                           125,100      Smurfit-Stone Container Corp. (a).................     1,272,267
                                                                                                            ------------
                                                                                                               3,927,585
------------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--0.5%                 106,100      General Cable Corp. (a)...........................     1,573,463
                                            37,500      Global Power Equipment Group, Inc. (a)(d).........       298,125
                                           132,300      GrafTech International Ltd. (a)...................       568,890
                                                                                                            ------------
                                                                                                               2,440,478
------------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT &                     165,200      Anixter International, Inc. (a)(d)................     6,140,484
INSTRUMENTS--4.3%
                                           289,500      Ingram Micro, Inc. Class A (a)....................     4,533,570
                                           122,800      NU Horizons Electronics Corp. (a).................       785,920
                                           289,700      Tech Data Corp. (a)...............................    10,605,917
                                                                                                            ------------
                                                                                                              22,065,891
------------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--4.6%          130,500      Diamond Offshore Drilling.........................     6,972,615
                                            43,500      FMC Technologies, Inc. (a)........................     1,390,695
                                           363,500      Key Energy Services, Inc. (a).....................     4,398,350
                                           190,600      Maverick Tube Corp. (a)...........................     5,679,880
                                           173,700      Rowan Cos., Inc. (d)..............................     5,160,627
                                                                                                            ------------
                                                                                                              23,602,167
------------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS--2.4%                        491,600      Del Monte Foods Co. (a)...........................     5,294,532
                                            63,782      Hain Celestial Group, Inc. (a)(d).................     1,243,749
                                            49,900      The J.M. Smucker Co. .............................     2,342,306
                                           135,300      Smithfield Foods, Inc. (a)........................     3,689,631
                                                                                                            ------------
                                                                                                              12,570,218
------------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT &                     29,800      Inamed Corp. (a)..................................     1,995,706
SUPPLIES--2.1%
                                            56,900      Invacare Corp. ...................................     2,524,084
                                            24,800      Utah Medical Products, Inc. ......................       536,176
                                           209,200      Wright Medical Group, Inc. (a)....................     5,585,640
                                                                                                            ------------
                                                                                                              10,641,606
------------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS &                    359,400      Hooper Holmes, Inc. ..............................     1,491,510
SERVICES--4.4%
                                            21,600      LifePoint Hospitals, Inc. (a).....................     1,091,232
                                            60,900      Parexel International Corp. (a)...................     1,208,865
                                         1,825,200      WebMD Corp. (a)...................................    18,744,804
                                                                                                            ------------
                                                                                                              22,536,411
------------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--3.1%         97,800      Ambassadors Group, Inc. ..........................     3,637,182
                                           113,900      Bob Evans Farms, Inc. ............................     2,656,148
                                            18,420      Dover Downs Gaming & Entertainment, Inc. .........       244,249
                                           755,400      La Quinta Corp. (a)...............................     7,047,882
                                           103,700      Ruby Tuesday, Inc. ...............................     2,685,830
                                                                                                            ------------
                                                                                                              16,271,291
------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES--0.3%                    40,800      Furniture Brands International, Inc. .............       881,688
                                            46,900      La-Z-Boy, Inc. ...................................       683,333
                                                                                                            ------------
                                                                                                               1,565,021
------------------------------------------------------------------------------------------------------------------------
IT SERVICES--4.4%                          116,800      BearingPoint, Inc. (a)............................       856,144
                                         1,024,900      Convergys Corp. (a)...............................    14,574,078
                                           268,100      Sabre Holdings Corp. Class A......................     5,348,595
                                            92,800      Titan Corp. (a)...................................     2,110,272
                                                                                                            ------------
                                                                                                              22,889,089
------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--1.0%              88,000      Teleflex, Inc. ...................................     5,224,560
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Value Opportunities V.I. Fund
Schedule of Investments as of June 30, 2005 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                         SHARES
INDUSTRY*                                 HELD                            COMMON STOCKS                        VALUE
------------------------------------------------------------------------------------------------------------------------
INSURANCE--4.7%                             17,000      American National Insurance.......................  $  1,949,730
                                           500,400      Conseco, Inc. (a).................................    10,918,728
                                           105,800      Presidential Life Corp. ..........................     1,810,238
                                           230,100      Protective Life Corp. ............................     9,714,822
                                                                                                            ------------
                                                                                                              24,393,518
------------------------------------------------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL--0.2%            177,800      1-800-FLOWERS.COM, Inc. Class A (a)...............     1,251,712
------------------------------------------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--1.3%          55,700      DoubleClick, Inc. (a).............................       467,323
                                           325,900      Matrixone, Inc. (a)...............................     1,629,500
                                           420,600      Vignette Corp. (a)................................     4,731,751
                                                                                                            ------------
                                                                                                               6,828,574
------------------------------------------------------------------------------------------------------------------------
MACHINERY--1.6%                             42,700      AGCO Corp. (a)....................................       816,424
                                           247,300      Kaydon Corp. .....................................     6,887,305
                                           133,900      Wolverine Tube, Inc. (a)..........................       785,993
                                                                                                            ------------
                                                                                                               8,489,722
------------------------------------------------------------------------------------------------------------------------
MEDIA--2.6%                                124,400      Harte-Hanks, Inc. ................................     3,698,412
                                           306,700      Paxson Communications Corp. (a)...................       184,020
                                           295,600      The Reader's Digest Association, Inc. Class A.....     4,877,400
                                           125,100      Scholastic Corp. (a)..............................     4,822,605
                                                                                                            ------------
                                                                                                              13,582,437
------------------------------------------------------------------------------------------------------------------------
METALS & MINING--2.0%                      191,600      Gibraltar Industries, Inc. .......................     3,552,264
                                            51,400      Golden Star Resources Ltd (a).....................       159,471
                                           142,900      Reliance Steel & Aluminum Co. ....................     5,297,303
                                            80,600      Wheeling-Pittsburgh Corp. (a).....................     1,239,628
                                                                                                            ------------
                                                                                                              10,248,666
------------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL--0.5%                     101,800      Dollar Tree Stores, Inc. (a)......................     2,443,200
------------------------------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS--5.5%          179,700      Denbury Resources, Inc. (a).......................     7,146,669
                                            84,800      Noble Energy, Inc. ...............................     6,415,120
                                           150,800      Plains Exploration & Production Co. (a)...........     5,357,924
                                            68,800      Spinnaker Exploration Co. (a).....................     2,441,712
                                           118,207      Stone Energy Corp. (a)............................     5,780,322
                                            38,100      Vintage Petroleum, Inc. ..........................     1,160,907
                                                                                                            ------------
                                                                                                              28,302,654
------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--4.1%                    1,090,900      King Pharmaceuticals, Inc. (a)....................    11,367,178
                                           305,200      Medicis Pharmaceutical Corp. Class A..............     9,683,996
                                                                                                            ------------
                                                                                                              21,051,174
------------------------------------------------------------------------------------------------------------------------
REAL ESTATE--1.9%                          107,700      Brandywine Realty Trust...........................     3,301,005
                                            86,000      Friedman Billings Ramsey Group, Inc. Class A......     1,229,800
                                           257,000      Trizec Properties, Inc. ..........................     5,286,490
                                                                                                            ------------
                                                                                                               9,817,295
------------------------------------------------------------------------------------------------------------------------
ROAD & RAIL--2.1%                          388,300      Kansas City Southern (a)(d).......................     7,835,894
                                            24,100      Marten Transport Ltd. (a).........................       505,859
                                           154,000      RailAmerica, Inc. (a).............................     1,832,600
                                            27,700      Vitran Corp., Inc. (a)............................       437,660
                                                                                                            ------------
                                                                                                              10,612,013
------------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR              84,400      Actel Corp. (a)...................................     1,173,160
EQUIPMENT--1.6%
                                           694,600      Anadigics, Inc. (a)...............................     1,347,524
                                           123,500      Integrated Device Technology, Inc. (a)............     1,327,625
                                           201,000      Mattson Technology, Inc. (a)......................     1,439,160
                                            18,900      Standard Microsystems Corp. (a)...................       441,882
                                           208,200      Zoran Corp. (a)...................................     2,766,978
                                                                                                            ------------
                                                                                                               8,496,329
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Value Opportunities V.I. Fund
Schedule of Investments as of June 30, 2005 (continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                         SHARES
INDUSTRY*                                 HELD                            COMMON STOCKS                        VALUE
------------------------------------------------------------------------------------------------------------------------
SOFTWARE--2.0%                             167,600      Agile Software Corp. (a)..........................  $  1,055,880
                                            51,800      Aspen Technology, Inc. (a)........................       269,360
                                           820,152      E.piphany, Inc. (a)...............................     2,854,129
                                            69,600      InterVoice, Inc. (a)..............................       600,648
                                            73,700      Jack Henry & Associates, Inc. ....................     1,349,447
                                            62,700      Lawson Software, Inc. (a)(d)......................       322,905
                                           154,008      NetIQ Corp. (a)...................................     1,747,991
                                           357,300      TIBCO Software, Inc. (a)..........................     2,336,742
                                                                                                            ------------
                                                                                                              10,537,102
------------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL--3.3%                     266,900      Foot Locker, Inc. ................................     7,265,018
                                           260,500      Linens N' Things, Inc. (a)........................     6,163,430
                                            97,700      Pier 1 Imports, Inc. .............................     1,386,363
                                            72,400      Talbots, Inc. ....................................     2,350,828
                                                                                                            ------------
                                                                                                              17,165,639
------------------------------------------------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY                  29,000      DSW, Inc. Class A (a).............................       723,550
GOODS--0.2%
                                             3,400      Volcom Inc. (a)...................................        91,018
                                                                                                            ------------
                                                                                                                 814,568
------------------------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--4.2%            36,800      Anchor Bancorp Wisconsin, Inc. ...................     1,113,568
                                            71,100      Dime Community Bancshares.........................     1,080,720
                                            49,100      Fidelity Bankshares, Inc. ........................     1,302,132
                                            19,400      FirstFed Financial Corp. (a)......................     1,156,434
                                            62,300      Franklin Bank Corp. (a)...........................     1,168,748
                                           376,900      Sovereign Bancorp, Inc. ..........................     8,419,946
                                            25,700      Sterling Financial Corp. (a)......................       961,180
                                           142,900      Webster Financial Corp. ..........................     6,672,001
                                                                                                            ------------
                                                                                                              21,874,729
------------------------------------------------------------------------------------------------------------------------
TRADING COMPANIES &                         97,475      Applied Industrial Technologies, Inc. ............     3,147,468
DISTRIBUTORS--0.9%
                                            22,300      United Rentals, Inc. (a)..........................       450,683
                                            24,500      Watsco, Inc. .....................................     1,043,700
                                                                                                            ------------
                                                                                                               4,641,851
------------------------------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION                  69,500      NeuStar, Inc. Class A (a).........................     1,779,200
SERVICES--0.3%
------------------------------------------------------------------------------------------------------------------------
                                                        TOTAL COMMON STOCKS
                                                        (COST--$441,200,416)--94.3%.......................   488,356,230
------------------------------------------------------------------------------------------------------------------------
                                                        EXCHANGE TRADED FUNDS
------------------------------------------------------------------------------------------------------------------------
                                           226,500      Financial Select Sector SPDR Fund.................     6,674,955
                                            47,800      iShares S&P SmallCap 600/BARRA Value Index Fund...     2,945,914
                                           100,500      iShares S&P SmallCap 600 Index Fund (d)...........     5,523,480
                                                                                                            ------------
                                                                                                              15,144,349
------------------------------------------------------------------------------------------------------------------------
                                            96,400      Industrial Select Sector SPDR Fund (d)............     2,832,232
------------------------------------------------------------------------------------------------------------------------
REAL ESTATE--0.3%                           20,200      iShares Dow Jones U.S. Real Estate Index Fund.....     1,282,700
------------------------------------------------------------------------------------------------------------------------
                                                        TOTAL EXCHANGE TRADED FUNDS
                                                        (COST--$18,766,821)--3.7%.........................    19,259,281
------------------------------------------------------------------------------------------------------------------------
                                                                           WARRANTS (E)
------------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--1.5%                      160,000      UBS AG (expires 3/31/2006)........................     8,020,800
------------------------------------------------------------------------------------------------------------------------
                                                        TOTAL WARRANTS
                                                        (COST--$7,982,890)--1.6%..........................     8,020,800
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Value Opportunities V.I. Fund
Schedule of Investments as of June 30, 2005 (concluded)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                        BENEFICIAL
                                          INTEREST                    SHORT-TERM SECURITIES                    VALUE
------------------------------------------------------------------------------------------------------------------------
                                       $ 4,961,497      Merrill Lynch Liquidity Series, LLC Cash Sweep
                                                          Series I (b)....................................  $  4,961,497
                                        31,049,900      Merrill Lynch Liquidity Series, LLC Money Market
                                                          Series (b)(c)...................................    31,049,900
------------------------------------------------------------------------------------------------------------------------
                                                        TOTAL SHORT-TERM SECURITIES
                                                        (COST--$36,011,397)--7.0%.........................    36,011,397
------------------------------------------------------------------------------------------------------------------------
                                                        TOTAL INVESTMENTS
                                                        (COST--$503,961,524**)--106.6%....................   551,647,708
                                                        LIABILITIES IN EXCESS OF OTHER ASSETS--(6.6%).....   (33,985,246)
                                                                                                            ------------
                                                        NET ASSETS--100.0%................................  $517,662,462
                                                                                                            ============
------------------------------------------------------------------------------------------------------------------------

* For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

** The cost and unrealized appreciation (depreciation) of investments as of June 30, 2005, as computed for federal income tax purposes, were as follows:

Aggregate cost..............................................  $508,086,384
                                                              ============
Gross unrealized appreciation...............................  $ 70,477,828
Gross unrealized depreciation...............................   (26,916,504)
                                                              ------------
Net unrealized appreciation.................................  $ 43,561,324
                                                              ============

(a)  Non-income producing security.

(b) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

----------------------------------------------------------------------------------------------
                                                                                 INTEREST
AFFILIATE                                                     NET ACTIVITY        INCOME
----------------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....  $(6,953,406)        $77,542
Merrill Lynch Liquidity Series, LLC Money Market Series.....  $ 4,135,600         $17,449
----------------------------------------------------------------------------------------------

(c)  Security was purchased with the cash proceeds from securities loans.

(d)  Security, or a portion of security, is on loan.

(e) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Value Opportunities V.I. Fund
Statement of Assets and Liabilities as of June 30, 2005
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (including
  securities loaned of $29,813,721) (identified
  cost--$467,950,127).......................................                 $515,636,311
Investments in affiliated securities, at value (identified
  cost--$36,011,397)........................................                   36,011,397
Cash........................................................                      177,766
Receivables:
  Securities sold...........................................  $ 1,479,749
  Dividends.................................................      379,377
  Interest from affiliates..................................       18,848
  Capital shares sold.......................................       11,814
  Securities lending........................................        4,388       1,894,176
                                                              -----------
Prepaid expenses and other assets...........................                        4,176
                                                                             ------------
Total assets................................................                  553,723,826
                                                                             ------------
------------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                   31,049,900
Payables:
  Securities purchased......................................    4,212,698
  Capital shares redeemed...................................      468,484
  Investment adviser........................................      285,494
  Other affiliates..........................................        6,500
  Distributor...............................................        5,701       4,978,877
                                                              -----------
Accrued expenses............................................                       32,587
                                                                             ------------
Total liabilities...........................................                   36,061,364
                                                                             ------------
------------------------------------------------------------------------------------------
NET ASSETS..................................................                 $517,662,462
                                                                             ============
------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                 $  1,885,637
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                       65,174
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                      222,348
Paid-in capital in excess of par............................                  439,238,364
Undistributed investment income--net........................  $   285,821
Undistributed realized capital gains--net...................   28,278,934
Unrealized appreciation--net................................   47,686,184
                                                              -----------
Total accumulated earnings--net.............................                   76,250,939
                                                                             ------------
NET ASSETS..................................................                 $517,662,462
                                                                             ============
------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $482,237,164 and 18,856,371
  shares outstanding........................................                 $      25.57
                                                                             ============
Class II--Based on net assets of $16,622,140 and 651,743
  shares outstanding........................................                 $      25.50
                                                                             ============
Class III--Based on net assets of $18,803,158 and 2,223,480
  shares outstanding........................................                 $       8.46
                                                                             ============
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Value Opportunities V.I. Fund
Statement of Operations for the Six Months Ended June 30, 2005
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $1,450 foreign withholding tax)...........                 $  2,504,534
Interest from affiliates....................................                       77,542
Securities lending--net.....................................                       17,449
                                                                             ------------
Total income................................................                    2,599,525
                                                                             ------------
------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $ 2,067,007
Accounting services.........................................      102,850
Custodian fees..............................................       37,720
Printing and shareholder reports............................       24,667
Professional fees...........................................       22,464
Distribution fees--Class III................................       17,605
Directors' fees and expenses................................       14,399
Distribution fees--Class II.................................       12,424
Transfer agent fees--Class I................................        2,267
Pricing services............................................        1,281
Transfer agent fees--Class II...............................           72
Transfer agent fees--Class III..............................           63
Other.......................................................       10,885
                                                              -----------
Total expenses..............................................                    2,313,704
                                                                             ------------
Investment income--net......................................                      285,821
                                                                             ------------
------------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS)--NET:
Realized gain on:
  Investments--net..........................................   32,403,469
  Foreign currency transactions--net........................          346      32,403,815
                                                              -----------
Change in unrealized appreciation--net......................                  (38,930,973)
                                                                             ------------
Total realized and unrealized loss--net.....................                   (6,527,158)
                                                                             ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $ (6,241,337)
                                                                             ============
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Value Opportunities V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                              FOR THE SIX      FOR THE
                                                              MONTHS ENDED    YEAR ENDED
                                                                JUNE 30,     DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                2005           2004
-----------------------------------------------------------------------------------------
OPERATIONS:
Investment income (loss)--net...............................  $   285,821    $    (67,785)
Realized gain--net..........................................   32,403,815      89,657,585
Change in unrealized appreciation--net......................  (38,930,973)     (6,290,905)
                                                              ------------   ------------
Net increase (decrease) in net assets resulting from
  operations................................................   (6,241,337)     83,298,895
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
Realized gain--net:
  Class I...................................................  (10,452,072)    (64,782,281)
  Class II..................................................     (325,506)     (2,018,790)
  Class III.................................................     (760,419)     (2,746,907)
                                                              ------------   ------------
Net decrease in net assets resulting from distributions to
  shareholders..............................................  (11,537,997)    (69,547,978)
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................  (76,708,235)    (21,244,443)
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................  (94,487,569)     (7,493,526)
Beginning of period.........................................  612,150,031     619,643,557
                                                              ------------   ------------
End of period*..............................................  $517,662,462   $612,150,031
                                                              ============   ============
-----------------------------------------------------------------------------------------
* Undistributed investment income--net......................  $   285,821              --
                                                              ============   ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Value Opportunities V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                                  CLASS I
                                                        ------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE             FOR THE SIX          FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE           MONTHS ENDED    --------------------------------------------
FINANCIAL STATEMENTS.                                   JUNE 30, 2005     2004        2003        2002        2001
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................    $  26.17      $  25.60    $  18.09    $  25.08    $  20.78
                                                          --------      --------    --------    --------    --------
Investment income (loss)--net**.......................         .01            --+        .02        (.02)        .06
Realized and unrealized gain (loss)--net..............        (.12)         3.83        7.67       (5.84)       6.01
                                                          --------      --------    --------    --------    --------
Total from investment operations......................        (.11)         3.83        7.69       (5.86)       6.07
                                                          --------      --------    --------    --------    --------
Less dividends and distributions from:
  Investment income--net..............................          --            --        (.02)         --        (.06)
  Realized gain--net..................................        (.49)        (3.26)       (.16)      (1.13)      (1.71)
                                                          --------      --------    --------    --------    --------
Total dividends and distributions.....................        (.49)        (3.26)       (.18)      (1.13)      (1.77)
                                                          --------      --------    --------    --------    --------
Net asset value, end of period........................    $  25.57      $  26.17    $  25.60    $  18.09    $  25.08
                                                          ========      ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:***
Based on net asset value per share....................       (.40%)++     14.98%      42.91%     (23.76%)     29.94%
                                                          ========      ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................        .83%*         .83%        .83%        .84%        .83%
                                                          ========      ========    ========    ========    ========
Investment income (loss)--net.........................        .11%*        (.01%)       .08%       (.11%)       .26%
                                                          ========      ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..............    $482,237      $583,301    $601,270    $460,279    $746,874
                                                          ========      ========    ========    ========    ========
Portfolio turnover....................................      36.73%        82.36%      64.35%      76.33%      64.99%
                                                          ========      ========    ========    ========    ========


-------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Based on average shares outstanding.

*** Total investment returns exclude insurance-related fees and expenses.

+   Amount is less than $(.01) per share.

++  Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Value Opportunities V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                  CLASS II
                                                        ------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE             FOR THE SIX          FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE           MONTHS ENDED    --------------------------------------------
FINANCIAL STATEMENTS.                                   JUNE 30, 2005     2004        2003        2002        2001
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................    $  26.11      $  25.55    $  18.08    $  25.05    $  20.77
                                                          --------      --------    --------    --------    --------
Investment income (loss)--net***......................          --+         (.04)       (.02)       (.06)        .02
Realized and unrealized gain (loss)--net..............        (.12)         3.82        7.65       (5.82)       6.01
                                                          --------      --------    --------    --------    --------
Total from investment operations......................        (.12)         3.78        7.63       (5.88)       6.03
                                                          --------      --------    --------    --------    --------
Less dividends and distributions from:
  Investment income--net..............................          --            --          --          --        (.04)
  Realized gain--net..................................        (.49)        (3.22)       (.16)      (1.09)      (1.71)
                                                          --------      --------    --------    --------    --------
Total dividends and distributions.....................        (.49)        (3.22)       (.16)      (1.09)      (1.75)
                                                          --------      --------    --------    --------    --------
Net asset value, end of period........................    $  25.50      $  26.11    $  25.55    $  18.08    $  25.05
                                                          ========      ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share....................       (.44%)++     14.80%      42.62%     (23.86%)     29.72%
                                                          ========      ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................        .98%*         .98%        .98%        .99%        .98%
                                                          ========      ========    ========    ========    ========
Investment income (loss)--net.........................       (.03%)*       (.16%)      (.08%)      (.26%)       .09%
                                                          ========      ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..............    $ 16,622      $ 18,360    $ 18,313    $ 16,172    $ 25,714
                                                          ========      ========    ========    ========    ========
Portfolio turnover....................................      36.73%        82.36%      64.35%      76.33%      64.99%
                                                          ========      ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Amount is less than $(.01) per share.

++  Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Value Opportunities V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                                CLASS III
                                                        ----------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE             FOR THE SIX       FOR THE YEAR          FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE           MONTHS ENDED           ENDED           NOVEMBER 18, 2003+
FINANCIAL STATEMENTS.                                   JUNE 30, 2005    DECEMBER 31, 2004    TO DECEMBER 31, 2003
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................    $   9.00           $  10.68               $  10.00
                                                          --------           --------               --------
Investment income (loss)--net**.......................          --++               --++                  .01
Realized and unrealized gain (loss)--net..............        (.05)              1.57                    .68
                                                          --------           --------               --------
Total from investment operations......................        (.05)              1.57                    .69
                                                          --------           --------               --------
Less dividends and distributions from:
  Investment income--net..............................          --                 --                   (.01)
  Realized gain--net..................................        (.49)             (3.25)                    --
                                                          --------           --------               --------
Total dividends and distributions.....................        (.49)             (3.25)                  (.01)
                                                          --------           --------               --------
Net asset value, end of period........................    $   8.46           $   9.00               $  10.68
                                                          ========           ========               ========
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:***
Based on net asset value per share....................       (.49%)@           14.75%                  6.95%@
                                                          ========           ========               ========
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................       1.08%*             1.07%                  1.08%*
                                                          ========           ========               ========
Investment income (loss)--net.........................       (.10%)*            (.18%)                  .36%*
                                                          ========           ========               ========
------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..............    $ 18,803           $ 10,489               $     61
                                                          ========           ========               ========
Portfolio turnover....................................      36.73%             82.36%                 64.35%
                                                          ========           ========               ========
------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Based on average shares outstanding.

*** Total investment returns exclude insurance-related fees and expenses.

+   Commencement of operations.

++  Amount is less than $(.01) per share.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Value Opportunities V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

FAM Variable Series Funds, Inc. (formerly Merrill Lynch Variable Series Funds, Inc.) (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Mercury Value Opportunities V.I. Fund (formerly Merrill Lynch Value Opportunities V.I. Fund) (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I Shares, Class II Shares and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II Shares and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may

--------------------------------------------------------------------------------

occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Company's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Options--The Fund may write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received).

  Written options are non-income producing investments.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"), doing business as Mercury Advisors. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .75% of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% of the average daily value of the Fund's Class II net assets and .25% of the average daily value of the Fund's Class III net assets.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the six months ended June 30, 2005, MLIM, LLC received $7,404 in securities lending agent fees from the Fund.

  For the six months ended June 30, 2005, MLPF&S earned $50,064 in commissions on the execution of portfolio security transactions.

  In addition, the Fund reimbursed MLIM $6,345 for certain accounting services, for the six months ended June 30, 2005.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, ML & Co., and/or MLIM, LLC.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2005 were $202,435,018 and $280,656,883, respectively.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions was $76,708,235 and $21,244,443 for the six months ended June 30, 2005 and the year ended December 31, 2004, respectively.

  Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------
Class I Shares for the Six Months Ended                   Dollar
June 30, 2005                              Shares         Amount
--------------------------------------------------------------------
Shares sold..........................       246,234    $   6,129,956
Shares issued to shareholders in
 reinvestment of distributions.......       417,082       10,452,072
                                         ----------    -------------
Total issued.........................       663,316       16,582,028
Shares redeemed......................    (4,100,097)    (100,859,259)
                                         ----------    -------------
Net decrease.........................    (3,436,781)   $ (84,277,231)
                                         ==========    =============
--------------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended                      Dollar
December 31, 2004                       Shares         Amount
-----------------------------------------------------------------
Shares sold.........................     978,554    $  26,150,812
Shares issued to shareholders in
 reinvestment of distributions......   2,474,495       64,782,280
                                      ----------    -------------
Total issued........................   3,453,049       90,933,092
Shares redeemed.....................  (4,650,239)    (124,027,743)
                                      ----------    -------------
Net decrease........................  (1,197,190)   $ (33,094,651)
                                      ==========    =============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class II Shares for the Six Months Ended                Dollar
June 30, 2005                              Shares       Amount
-----------------------------------------------------------------
Shares sold..............................      750    $    18,314
Shares issued to shareholders in
 reinvestment of distributions...........   13,020        325,506
                                           -------    -----------
Total issued.............................   13,770        343,820
Shares redeemed..........................  (65,092)    (1,606,983)
                                           -------    -----------
Net decrease.............................  (51,322)   $(1,263,163)
                                           =======    ===========
-----------------------------------------------------------------

-----------------------------------------------------------------
Class II Shares for the Year Ended                      Dollar
December 31, 2004                          Shares       Amount
-----------------------------------------------------------------
Shares sold..............................    6,758    $   177,321
Shares issued to shareholders in
 reinvestment of distributions...........   77,259      2,018,790
                                           -------    -----------
Total issued.............................   84,017      2,196,111
Shares redeemed..........................  (97,607)    (2,592,608)
                                           -------    -----------
Net decrease.............................  (13,590)   $  (396,497)
                                           =======    ===========
-----------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------
Class III Shares for the Six Months Ended                 Dollar
June 30, 2005                               Shares        Amount
------------------------------------------------------------------
Shares sold..............................  1,012,897    $8,463,609
Shares issued to shareholders in
 reinvestment of distributions...........     91,728       760,426
                                           ---------    ----------
Total issued.............................  1,104,625     9,224,035
Shares redeemed..........................    (47,099)     (391,876)
                                           ---------    ----------
Net increase.............................  1,057,526    $8,832,159
                                           =========    ==========
------------------------------------------------------------------

-----------------------------------------------------------------
Class III Shares for the Year Ended                     Dollar
December 31, 2004                         Shares        Amount
-----------------------------------------------------------------
Shares sold............................    881,271    $ 9,787,154
Shares issued to shareholders in
 reinvestment of distributions.........    305,212      2,746,906
                                         ---------    -----------
Total issued...........................  1,186,483     12,534,060
Shares redeemed........................    (26,228)      (287,355)
                                         ---------    -----------
Net increase...........................  1,160,255    $12,246,705
                                         =========    ===========
-----------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2005. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended June 30, 2005.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Disclosure of Investment Advisory Agreement
--------------------------------------------------------------------------------

ACTIVITIES OF AND COMPOSITION OF THE BOARD OF DIRECTORS

  All but one member of the Board of Directors is an independent director whose only affiliation with Mercury Advisors (the "Investment Adviser") or other Merrill Lynch affiliates is as a director of the Company and certain other funds advised by the Investment Adviser or its affiliates. The Co-chairmen of the Board are also independent directors. New director nominees are chosen as nominees by a Nominating Committee comprised of independent directors. All independent directors also are members of the Board's Audit Committee and the independent directors meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in-person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal board meetings, and some of which are informational meetings. The independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the independent directors' request.

INVESTMENT ADVISORY AGREEMENT--MATTERS CONSIDERED BY THE BOARD

  The Company has entered into investment advisory agreements (the "Investment Advisory Agreements") relating to the Funds with the Investment Adviser. Every year, the Board considers approval of each Fund's investment advisory agreement. The Board also annually reviews and considers approval of the sub-advisory agreements, as applicable, on behalf of certain Funds between the Investment Adviser and an affiliate. The Board assesses the nature, scope and quality of the services provided to the Company by the personnel of the Investment Adviser, the sub-adviser, with respect to certain funds, and their affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the each Fund by certain unaffiliated service providers.

  At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates, including the sub-adviser. Among the matters considered with respect to each Fund are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by each Fund, such as transfer agency fees and fees for marketing and distribution; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to each Fund's investment objectives, policies and restrictions, and its compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

  The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be generally of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.

ANNUAL CONSIDERATION OF APPROVAL BY THE BOARD OF DIRECTORS

  In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreements and the sub-advisory agreements, the Board requests and receives materials specifically relating to each Fund's Investment Advisory Agreement and/or the sub-advisory agreement, where applicable. These materials are prepared with respect to each Fund and include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper;
(b) sales and redemption data for the Fund; (c) a discussion by the Fund's portfolio management team of investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreements, the sub-advisory agreements and other relationships with each Fund; and (e) information provided by the Investment Adviser concerning investment advisory fees charged to other clients, such as other insurance products and offshore and retail funds under similar investment mandates and generally

--------------------------------------------------------------------------------

to institutional clients. The Board also considers other matters it deems important to the approval process such as payments made to the Investment Adviser or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, allocation of the Fund brokerage fees (including, where applicable, the related benefits to the Investment Adviser of "soft dollars"), the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and the sub-adviser and their affiliates from their relationship with each Fund.

CERTAIN SPECIFIC RENEWAL DATA

  In connection with the most recent renewal of each of the Investment Advisory Agreements and the sub-advisory agreements, as applicable, in June 2005, the independent directors' and Board's review included the following:

  Services Provided by the Investment Adviser--The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of each Fund, and the sub-adviser. The Board focused primarily on the Investment Adviser's investment advisory services and each Fund's investment performance, having concluded that the other services provided to the Fund by the Investment Adviser were satisfactory. The Board compared Fund performance--both including and excluding the effects of each Fund's fees and expenses--to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. As of March 31, 2005, performance for the Funds ranked as noted below:

-----------------------------------------------------------------
                                   Quintile   Quintile   Quintile
Fund                                1 Year    3 Years    5 Years
-----------------------------------------------------------------
Mercury American Balanced
  V.I. ..........................     1          3           3
Mercury Basic Value V.I. ........     4          3           2
Mercury Core Bond V.I. ..........     1          2           2
Mercury Domestic Money Market
  V.I. ..........................     1          1           1
Mercury Fundamental Growth
  V.I. ..........................     2          2        N/A
Mercury Global Growth V.I. ......     1          3           3
Mercury Global Allocation
  V.I. ..........................     1          1           2
Mercury Government Bond V.I. ....     1          1           1
Mercury High Current Income
  V.I. ..........................     2          1           2
Mercury Index 500 V.I. ..........     2          2           2
Mercury International Value
  V.I. ..........................     1          2           1
Mercury Large Cap Core V.I. .....     1          1           2
Mercury Large Cap Growth V.I. ...     3          2           1
Mercury Large Cap Value V.I. ....     1          1        N/A
Mercury Utilities &
  Telecommunications V.I.........     2          2           2
Mercury Value Opportunities
  V.I. ..........................     4          4           2
-----------------------------------------------------------------

  Considering these factors, the Board has concluded that each Fund benefits, and should continue to benefit, from those services and the Board concluded that the services provided to each Fund supported the continuation of its Investment Advisory Agreement.

  The Investment Adviser's Personnel and Investment Process--The Board reviewed the Fund's investment objectives and strategies. The Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's relevant investing groups the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviews the Investment Adviser's compensation policies and practices with respect to the each Fund's portfolio manager. The Board also considered the experience of the Funds' portfolio managers and their experience and the expertise of the Investment Adviser in analyzing and managing the types of investments used by each Fund. The Board concluded that each Fund benefits from that expertise.

  Management Fees and Other Expenses--The Board reviewed each Fund's contractual management fee rates and actual management fee rates as a percentage of total assets at common asset levels--the actual rate includes advisory and administrative service fees and the effects of any fee waivers--compared to the other funds in their Lipper categories. It also compares each Fund's total expenses to those of

--------------------------------------------------------------------------------

other comparable funds. The Board considered the services provided to and the fees charged by the Investment Adviser to other types of clients such as offshore and retail funds, with similar investment mandates and noted that the fees charged by the Investment Adviser in those cases typically exceeded those being charged to the Funds. The Board also noted that, as a general matter, fees charged to institutional clients were lower than the fees charged to the Funds, but believed that less extensive services were being provided to such clients. Both the contractual and actual management fee rates were lower than the median of rates charged by comparable funds with respect to Mercury American Balanced V.I. Fund, Mercury Basic Value V.I. Fund, Mercury Core Bond V.I. Fund, Mercury Fundamental Growth V.I. Fund, Mercury Global Allocation V.I. Fund, Mercury Global Growth V.I. Fund, Mercury Government Bond V.I. Fund, Mercury High Current Income V.I. Fund, Mercury International Value V.I. Fund, Mercury Large Cap Core V.I. Fund, Mercury Large Cap Growth V.I. Fund and Mercury Utilities & Telecommunications V.I. Fund. Both the contractual and actual management fee rates were slightly higher than the median of rates charged by comparable funds with respect to Mercury Domestic Money Market V.I. Fund and Mercury Index 500 V.I. Fund. The contractual management fee rate was equal to the median of rates charged by comparable funds with respect to Mercury Large Cap Value V.I. Fund, while the actual management fee rate for the Fund was slightly higher than the median of rates charged by comparable funds. Finally, both the contractual and actual management fee rates were equal to the median of rates charged by comparable funds with respect to Mercury Value Opportunities V.I. Fund. The Board has concluded that each Fund's management fees and fee rates and overall expense ratios are reasonable compared to those of other comparable funds.

  Profitability--The Board considered the cost of the services provided to each Fund by the Investment Adviser, and the Investment Adviser's and its affiliates' profits in relating to the management and distribution of the Funds and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of each Fund and concluded that there was a reasonable basis for the allocation. The Board believes the Investment Adviser's profits are reasonable in relation to the nature and quality of services provided.

  Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of each Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board concluded at the June 2005 meeting that existing management fee rates or structure adequately addressed existing or potential economies of scale for all of the Funds except the Mercury Index 500 V.I. Fund. The Board determined to renew the Investment Advisory Agreement for the Mercury Index 500 V.I. Fund until its August 2005 Board meetings, and to continue discussions with the Investment Adviser concerning breakpoints for the Mercury Index 500 V.I. Fund to address economies of scale.

CONCLUSION

  After the independent directors deliberated in executive session, the entire Board, including all of the independent directors, approved each Investment Advisory Agreement (including the more limited approval for the Mercury Index 500 V.I. Fund) and sub-advisory agreement, where applicable, concluding that the advisory fees were reasonable in relation to the services provided and that contract renewals were in the best interests of the shareholders. The approval of the Investment Advisory Agreements for the Mercury International Value V.I. Fund and the Mercury Large Cap Growth V.I. Fund were made subject to shareholder approval of the Agreements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Availability of Quarterly Schedule of Investments
--------------------------------------------------------------------------------

  Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

---------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
---------------------------------------------------------

PRINCIPAL OFFICE OF THE FUNDS                                  DIRECTORS AND OFFICERS
                                                                                        Theodore Magnani
Box 9011                                                       Robert C. Doll, Jr.      Vice President
Princeton, NJ 08543-9011                                       President and Director
                                                                                        Robert J. Martorelli
CUSTODIAN                                                      James H. Bodurtha        Vice President
                                                               Director
For all Funds except Mercury Global Allocation V.I. Fund,                               Robert F. Murray
Mercury International Value V.I. Fund and Mercury Large Cap    Kenneth A. Froot,        Vice President
Growth V.I. Fund:                                              Director
                                                                                        James J. Pagano
The Bank of New York                                           Joe Grills               Vice President
100 Church Street                                              Director
New York, NY 10286                                                                      Kevin M. Rendino
                                                               Herbert I. London        Vice President
For Mercury Global Allocation V.I. Fund, Mercury               Director
International Value V.I. Fund and Mercury Large Cap Growth                              Jacqueline L. Rogers-
V.I. Fund:                                                     Roberta Cooper Ramo      Ayoub
                                                               Director                 Vice President
Brown Brothers Harriman & Co.
40 Water Street                                                Robert S. Salomon, Jr.   Kurt Schansinger
Boston, MA 02109-3661                                          Director                 Vice President
TRANSFER AGENT                                                 Stephen B. Swensrud      Jeffrey L. Russo
                                                               Director                 Vice President
Financial Data Services, Inc.
4800 Deer Lake Drive East                                      Kathleen M. Anderson     Dennis W. Stattman
Jacksonville, FL 32246-6484                                    Vice President           Vice President
800-637-3863
                                                               R. Elise Baum            Frank Viola
                                                               Vice President           Vice President
                                                               Vincent J. Costa         Donald C. Burke
                                                               Vice President           Vice President and
                                                                                        Treasurer
                                                               Lawrence R. Fuller
                                                               Vice President           Jeffrey Hiller
                                                                                        Chief Compliance
                                                               Debra L. Jelilian        Officer
                                                               Vice President
                                                                                        Alice A. Pellegrino
                                                               Patrick Maldari          Secretary
                                                               Vice President
                                                               James A. Macmillan
                                                               Vice President

  This report is only for distribution to shareholders of the Funds of FAM Variable Series Funds, Inc. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of non-money market fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. An investment in the Mercury Domestic Money Market V.I. Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds. Statements and other information herein are as dated and are subject to change.

  A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

                                                                     #16897-6/05

--------------------------------------------------------------------------------

Item 2  -  Code of Ethics - Not Applicable to this semi-annual report

Item 3  -  Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4  -  Principal Accountant Fees and Services - Not Applicable to this semi-
           annual report

Item 5  -  Audit Committee of Listed Registrants - Not Applicable

Item 6  -  Schedule of Investments - Not Applicable

Item 7  -  Disclosure of Proxy Voting Policies and Procedures for Closed-End
           Management Investment Companies - Not Applicable

Item 8  -  Portfolio Managers of Closed-End Management Investment Companies -
           Not Applicable

Item 9  -  Purchases of Equity Securities by Closed-End Management Investment
           Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a)   -  The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b)   -  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1)-  Code of Ethics - Not Applicable to this semi-annual report

12(a)(2)-  Certifications - Attached hereto

12(a)(3)-  Not Applicable

12(b) -  Certifications - Attached hereto

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

         FAM Variable Series Funds, Inc.

         By:    /s/ Robert C. Doll, Jr.
                -----------------------
                Robert C. Doll, Jr.,
                Chief Executive Officer of
                FAM Variable Series Funds, Inc.

         Date: August 19, 2005

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         By:    /s/ Robert C. Doll, Jr.
                -----------------------
                Robert C. Doll, Jr.,
                Chief Executive Officer of
                FAM Variable Series Funds, Inc.

         Date: August 19, 2005

         By:    /s/ Donald C. Burke
                -------------------
                Donald C. Burke,
                Chief Financial Officer of
                FAM Variable Series Funds, Inc.

         Date: August 19, 2005